UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05555

SANFORD C. BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2013

Date of reporting period: March 31, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND, INC.

International Portfolio

Tax-Managed International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

SEMI-ANNUAL REPORT

MARCH 31, 2013

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.bernstein.com and click on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports”.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.alliancebernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

The Report of Independent Registered Public Accounting Firm can be found with the applicable Portfolio’s Schedules of Investments. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

Investment Products Offered:    •  Are Not FDIC Insured  •   May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—May 17, 2013

On the following pages, you will find the 2013 Semi-Annual Report for the Portfolios* of the Sanford C. Bernstein Fund, Inc. (collectively, the “Portfolios” and individually a “Portfolio”). The Semi-Annual Report covers the six-month period ended March 31, 2013 and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

Global equity and bond markets advanced during the 12-month period ended March 31, 2013, driven largely by improved investor sentiment and a greater willingness on the part of investors to take risk. The determination to address the European sovereign debt crisis shown by European Union leaders, the U.S. Government compromise surrounding the fiscal cliff, and continued monetary easing by the U.S. Federal Reserve, the European Central Bank and Bank of Japan all contributed to investors’ increased confidence.

Despite some setbacks along the way, the U.S. stock market has recovered to its pre-2008 financial crisis high, and, in our view, the global stock market is not far behind. Taking a long-term view, we continue to believe that stocks are reasonably valued and the opportunity to deliver outperformance with active management remains large. Meanwhile, bond yields have crept up but remain near historic lows, depressing returns for municipal and taxable bonds recently. We believe that bond yields are likely to rise slowly and are positioning your Portfolios accordingly.

Should you have any questions about your investments in the Portfolios, please contact your Financial Advisor, call 212.756.4097 or visit www.bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Dianne F. Lob

President

Sanford C. Bernstein Fund, Inc.

*	This performance discussion is intended as a general market commentary and does not pertain specifically to the performance of the Portfolios.

Please note that the information for the Overlay Portfolios of Sanford C. Bernstein Fund. Inc. may be found in a separate report.

Bernstein International Portfolio

Bernstein Tax-Managed International Portfolio

Investment Objectives and Strategies

The Portfolios seek to provide long-term capital growth. The Portfolios invest primarily in equity securities of issuers in countries that make up the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index, and Canada. AllianceBernstein L.P. (the “Adviser”) diversifies the Portfolios among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Portfolios will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolios also invest in less developed or emerging equity markets. The Adviser may diversify the Portfolio across multiple research strategies as well as capitalization ranges. The Adviser relies on both fundamental and quantitative research to manage both risk and return for the Portfolios. The Portfolios may own stocks from the Adviser’s bottom-up fundamental research in value, growth, stability and other disciplines. The Bernstein International Portfolio is managed without regard to tax considerations. The Bernstein Tax-Managed International Portfolio seeks to minimize the impact of taxes on shareholders’ returns.

The Portfolios may invest in companies of any size. The Portfolios will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolios may use derivatives, such as options, futures, forwards and swaps. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser

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2013 Semi-Annual Report	1

Portfolio Manager Commentary (continued)

may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolios will generally invest a portion of uncommitted cash balances in futures contracts to expose that portion of the Portfolios to the equity markets. The Portfolios may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios’ portfolio from a decline in value, sometimes within certain ranges.

Bernstein Emerging Markets Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term capital growth through investments in equity securities of companies in emerging market countries. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities of companies in emerging markets. For purposes of this policy, net assets include any borrowings for investment purposes. The Adviser diversifies the investment portfolio between growth and value equity investment styles. Normally, approximately 50% of the value of the Portfolio will consist of emerging markets value stocks and 50% will consist of emerging markets growth stocks. The Portfolio will be rebalanced as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs.

The Portfolio may invest in companies of any size. The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, Real Estate Investment Trusts (“REITs”), warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs and GDRs. Under most conditions, the Portfolio intends to have its assets diversified among emerging-market countries, although the Portfolio may also invest in more developed country markets. In allocating the Portfolio’s assets among emerging market countries, factors will be considered such as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Adviser will also consider the transaction costs and volatility of each individual market.

The Adviser may hedge currency risk when it believes there is potential to enhance risk-adjusted returns. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges. The Portfolio may also make investments in developed foreign securities that comprise the MSCI EAFE Index.

Bernstein Short Duration New York Municipal Portfolio

Bernstein Short Duration California Municipal Portfolio

Bernstein Short Duration Diversified Municipal Portfolio

Investment Objectives and Strategies

Each of the Portfolios seeks to provide safety of principal and a moderate rate of return after taking account of federal taxes (and, in the case of the Short Duration New York Municipal Portfolio, New York state and local taxes and, in the case of the Short Duration California Municipal Portfolio, California state taxes). Under normal circumstances, the Portfolios will invest at least 80% of their net assets in municipal securities (and in the case of the Short Duration New York Municipal and Short Duration California Municipal Portfolios, municipal securities

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2	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentary (continued)

issued by the State of New York or the State of California, or their political subdivisions, or otherwise exempt from New York or California state income tax, respectively). For purposes of these policies, net assets include any borrowings for investment purposes.

Each of the Portfolios invest at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Short Duration Portfolios may invest up to 20% of its total assets in fixed income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Short Duration New York Municipal Portfolio and Short Duration California Municipal Portfolio each may also invest up to 20% of its net assets in fixed income securities of U.S. issuers that are not municipal securities if, in the opinion of the Adviser, these securities will enhance the after-tax return for New York investors and California investors, respectively. The Short Duration Diversified Municipal Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state. The Portfolios may use derivatives, such as options, futures, forwards and swaps. The Portfolios seek to maintain an effective duration of one-half year to two and one-half years under normal market conditions.

Bernstein New York Municipal Portfolio

Bernstein California Municipal Portfolio

Bernstein Diversified Municipal Portfolio

Investment Objectives and Strategies

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the New York Portfolio, New York state and local taxes and, in the case of the California Portfolio, California state taxes). Under normal circumstances, each of the Portfolios will invest at least 80% of its net assets in municipal securities (and, in the case of the New York and California Portfolios, municipal securities issued by the State of New York or the State of California, or their political subdivisions, or otherwise exempt from New York or California state income tax, respectively). Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Portfolios may invest up to 20% of their total assets in fixed income securities rated BB or B by national rating agencies, which are not investment-grade.

Each of the Portfolios may also invest up to 20% of its net assets in fixed income securities of U.S. issuers that are not municipal securities if, in the opinion of the Adviser, these securities will enhance the after-tax return for investors. The Diversified Municipal Portfolio will invest no more than 25% of its net assets in municipal securities of issuers located in any one state. The Portfolios may use derivatives, such as options, futures, forwards and swaps. Each Portfolio seeks to maintain an effective duration between three and one-half to seven years under normal market conditions.

Bernstein U.S. Government Short Duration Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of income that is generally exempt from state and local taxes. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in U.S. Government and agency securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio may also invest in high-quality money-market securities, which are securities that have remaining maturities of one year or less and are rated A-1 or better by Standard & Poor’s Corporation (“Standard & Poor’s”) or Fitch Ratings, Inc. (“Fitch”) or P-1 or better by Moody’s Investors Services, Inc. (“Moody’s”) (or, if unrated, determined by the Adviser to be of comparable quality). Additionally, up to 10% of the Portfolio’s total assets may be invested in other securities rated A or better by national rating agencies and comparably rated commercial paper and notes.

Many types of securities may be purchased by the Portfolio, including bills, notes, corporate bonds, inflation-protected securities, mortgage-backed securities and asset-backed securities, as well as others. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The income earned by the Portfolio is generally exempt from state and local taxes; however, states have different requirements for tax-exempt distributions and there is no assurance that your distributions from the Portfolio’s income will not be subject to the state and local taxes of your state. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

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2013 Semi-Annual Report	3

Portfolio Manager Commentary (continued)

Bernstein Short Duration Plus Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio will invest at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others.

The Portfolio may also invest up to 20% of its total assets in fixed income foreign securities in developed or emerging market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 20% of its total assets in fixed income securities rated BB or B by national rating agencies, which are not investment-grade. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Bernstein Intermediate Duration Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate to high rate of income that is subject to taxes. The Portfolio will seek to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed income, non-U.S. dollar-denominated foreign securities, and may invest without limit in fixed income, U.S. dollar-denominated foreign securities, in each case in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 25% of its total assets in fixed income securities rated below investment-grade (BB or below) by national rating agencies. No more than 5% of the Portfolio’s total assets may be invested in fixed income securities rated CCC by national rating agencies. The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

4	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI Emerging Markets (“EM”) Index (free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. The MSCI EAFE Index and MSCI EM Index values are calculated using net returns. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. The Barclays 1-Year Municipal Bond Index is a total-return performance benchmark for the short-term municipal bond market with maturities of up to 1.99 years. The Barclays 5-Year General Obligation (“GO”) Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Bank of America Merrill Lynch® (“BofA ML”) 1-3 Year U.S. Treasury Index represents the performance of U.S. dollar-denominated sovereign debt publicly issued by the U.S. government in its domestic market with a remaining term to final maturity of 1–3 years. The Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. Lipper Composites are the equal-weighted average returns of the funds in the relevant Lipper Inc. categories; the average fund in a category may differ in composition from the Portfolios. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Bernstein Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objectives.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entails greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Management Risk: The Portfolios are subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, including as a result of the recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. High public debt in the United States and other countries creates ongoing systemic and market risks and policy making uncertainty. In addition, policy and legislative changes in the U.S. and other countries calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

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Disclosures and Risks (continued)

Bernstein International, Bernstein Tax-Managed International, Bernstein Emerging Markets, Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios:

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Foreign Currency Risk: Changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign stocks and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Actions by a Few Major Investors Risk: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Bernstein International, Bernstein Tax-Managed International and Bernstein Emerging Markets Portfolios:

Emerging Markets Securities Risk: The risks in investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk: The allocation of investments among investment disciplines may have significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure worse than the investment disciplines with less exposure.

Country Concentration Risk: The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration Diversified Municipal, Bernstein New York Municipal, Bernstein California Municipal, Bernstein Diversified Municipal, Bernstein U.S. Government Short Duration, Bernstein Short Duration Plus, and Bernstein Intermediate Duration Portfolios:

Interest Rate Risk: Changes in interest rates will affect the value of the Portfolios’ investments in fixed income debt securities such as bonds and notes. Interest rates in the United States have recently been historically low. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: The issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Inflation Risk: The value of assets or income from investments may be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolios are subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

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6	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration Diversified Municipal, Bernstein U.S. Government Short Duration and Bernstein Short Duration Plus Portfolios:

Riskier than a Money-Market Fund: The Portfolios are invested in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration Diversified Municipal, Bernstein New York Municipal, Bernstein California Municipal and Bernstein Diversified Municipal Portfolios:

Municipal Market Risk: Special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities.

Tax Risk: There is no guarantee that all of the Portfolios’ income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ net asset value could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of the Portfolios’ shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein New York Municipal and Bernstein California Municipal Portfolios:

Non-diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolios are not “diversified.” This means that the Portfolios can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value (“NAV”).

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration Diversified Municipal, Bernstein New York Municipal, Bernstein California Municipal and Bernstein Diversified Municipal, Bernstein Intermediate Duration Portfolio:

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Bernstein U.S. Government Short Duration Portfolio:

No Government Guarantee: An investment in the Portfolio is not insured by the U.S. Government.

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Disclosures and Risks (continued)

Bernstein U.S. Government Short Duration, Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios:

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/ or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Mortgage-Related Securities Risk: A loss could be incurred if the collateral backing these securities is insufficient.

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Certain Bernstein Emerging Markets Portfolio performance data presented herein do not reflect the deduction of purchase and redemption fees, which, if reflected, would reduce the level of performance quoted. All fees and expenses related to the operation of the Portfolios have been deducted, except as noted for Bernstein Emerging Markets Portfolio. Bernstein International Portfolio, Bernstein Tax-Managed International Portfolio and Bernstein Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

The performance shown on page 9 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.bernstein.com (click on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports”) or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

8	Sanford C. Bernstein Fund, Inc.

Historical Performance (Unaudited)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2013	PAST 6 MONTHS	PAST 12 MONTHS	PAST 5 YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
International	11.41%	6.12%	-6.18%	6.07%	2.58%	4/30/1999
Tax-Managed International	11.39	6.29	-6.09	5.92	5.66	6/22/1992
Return after taxes on Distributions*	11.22	6.12	-6.17	5.40	4.67
Return after taxes on Distributions and sale of shares*	7.23	4.30	-4.15	5.67	4.83
MSCI EAFE Index	12.04	11.25	-0.89	9.69
Lipper International Multi-Cap Core Funds Average	10.59	10.12	-0.93	8.93

Emerging Markets						12/15/1995
Before deduction of purchase and redemption fees	4.56	-1.00	-1.66	16.70	7.90
After deduction of purchase and redemption fees**	2.48	-2.99	-2.06	16.35	7.71
MSCI Emerging Markets Index	3.87	1.96	1.09	17.05
Lipper Emerging Markets Funds Average	5.74	3.49	-0.06	15.98

Short Duration New York Municipal	0.22	0.76	1.72	2.05	2.86	10/3/1994
Short Duration California Municipal	0.12	0.25	1.57	1.86	2.76	10/3/1994
Short Duration Diversified Municipal	0.11	0.66	1.81	2.08	3.01	10/3/1994
Barclays 1-Year Municipal Bond Index	0.39	0.79	2.03	2.32
Lipper Short Term Municipal Debt Funds Average	0.35	1.27	2.09	2.11

Diversified Municipal	0.44	2.93	4.21	3.69	5.05	1/9/1989
California Municipal	0.36	2.91	4.24	3.64	4.83	8/6/1990
New York Municipal	0.50	2.92	4.19	3.67	5.07	1/9/1989
Barclays 5-Year GO Municipal Bond Index	0.35	2.87	4.85	4.16
Lipper Short & Intermediate Term Blended Municipal Debt Funds Average	0.64	3.17	3.91	3.26

U.S. Government Short Duration	-0.33	0.11	1.42	2.14	4.53	1/3/1989
Short Duration Plus	-0.20	0.45	1.88	2.00	4.62	12/12/1988
BofA ML 1-3 Year U.S. Treasury Index	0.18	0.64	1.75	2.67
Lipper Short Term Investment Grade Debt Funds Average	0.75	2.53	2.84	2.94
Lipper Short Term U.S. Government Debt Funds Average	-0.07	0.62	2.00	2.44

Intermediate Duration	0.55	4.99	6.43	5.28	6.72	1/17/1989
Barclays U.S. Aggregate Bond Index	0.09	3.77	5.47	5.02
Lipper Intermediate Investment Grade Debt Funds Average	0.89	5.48	5.79	4.81

Past performance is no guarantee of future results and an investment in the portfolios described could lose value.

The current prospectus fee table shows the total operating expense ratios as 1.21% for International Portfolio; 1.16 % for Tax Managed International Portfolio; 1.49 % for Emerging Markets Portfolio; 0.64 % for Short Duration New York Municipal Portfolio; 0.67 % for Short Duration California Municipal Portfolio; 0.59 % for Short Duration Diversified Municipal Portfolio; 0.61 % for New York Municipal Portfolio; 0.63 % for California Municipal Portfolio; 0.56 % for Diversified Municipal Portfolio; 0.68 % for U.S. Government Short Duration Portfolio; 0.62 % for Short Duration Plus Portfolio; and 0.57 % for Intermediate Duration Portfolio. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same.

*	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**	Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. The fees are retained by the Portfolio, not paid to Bernstein.

See Disclosures, Risks and Note about Historical Performance on pages 5–8.

(Historical Performance continued on next page)

2013 Semi-Annual Report	9

Historical Performance (continued from previous page)

Foreign Stock Portfolios	Municipal Bond Portfolios
International	Short Duration New York Municipal
Growth of $25,000	Growth of $25,000

Tax-Managed International	Short Duration California Municipal
Growth of $25,000	Growth of $25,000

Emerging Markets	Short Duration Diversified Municipal
Growth of $25,000	Growth of $25,000

Past performance is no guarantee of future results and an investment in the portfolios described could lose value.

Each chart shows the growth of $25,000 for the 10-year period ended March 31, 2013.

†	Reflects the growth of $25,000 in the Portfolio after the deduction of the purchase fee each investor must pay to the Portfolio upon making an investment in the Portfolio (except for reinvested capital gains and dividends) and the redemption fee payable on closing out an investment in the Portfolio. The starting point for the indices is $25,000. The starting point for the Portfolio is $24,750, which reflects the deduction of the 1% fee. Before purchase and redemption charges and excluding these fees, an investment of $25,000 in this Portfolio would have increased to $117,075. The purchase fee is taken out of the first month’s return and the redemption fee is taken out of the last month’s return. Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. The fees are retained by the Portfolio, not paid to Bernstein.

See Disclosures, Risks and Note about Historical Performance on pages 5–8.

(Historical Performance continued on next page)

10	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Municipal Bond Portfolios	Taxable Bond Portfolios
New York Municipal	U.S. Government Short Duration
Growth of $25,000	Growth of $25,000

California Municipal	Short Duration Plus
Growth of $25,000	Growth of $25,000

Diversified Municipal	Intermediate Duration
Growth of $25,000	Growth of $25,000

Past performance is no guarantee of future results and an investment in the portfolios described could lose value.

Each chart shows the growth of $25,000 for the 10-year period ended March 31, 2013.

See Disclosures, Risks and Note about Historical Performance on pages 5–8.

2013 Semi-Annual Report	11

Fund Expenses—March 31, 2013 (Unaudited)

Fund Expenses—As a shareholder of the Fund, you incur two types of costs: (1) in the case of the Emerging Markets Portfolio only, transaction fees (1% of amounts invested or redeemed at the time of such purchase or redemption) and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2012	ENDING ACCOUNT VALUE MARCH 31, 2013	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
International Class Shares
Actual	$1,000	$1,114.10	$6.06	1.15%
Hypothetical**	$1,000	$1,019.20	$5.79	1.15%

Tax-Managed International Class Shares
Actual	$1,000	$1,113.90	$5.85	1.11%
Hypothetical**	$1,000	$1,019.40	$5.59	1.11%

Emerging Markets Class Shares
Actual	$1,000	$1,045.60	$7.29	1.43%
Hypothetical**	$1,000	$1,017.80	$7.19	1.43%

Short Duration New York Municipal Class Shares
Actual	$1,000	$1,002.20	$3.24	0.65%
Hypothetical**	$1,000	$1,021.69	$3.28	0.65%

Short Duration California Municipal Class Shares
Actual	$1,000	$1,001.20	$3.39	0.68%
Hypothetical**	$1,000	$1,021.54	$3.43	0.68%

Short Duration Diversified Municipal Class Shares
Actual	$1,000	$1,001.10	$3.09	0.62%
Hypothetical**	$1,000	$1,021.84	$3.13	0.62%

New York Municipal Class Shares
Actual	$1,000	$1,005.00	$3.05	0.61%
Hypothetical**	$1,000	$1,021.89	$3.07	0.61%

California Municipal Class Shares
Actual	$1,000	$1,003.60	$3.15	0.63%
Hypothetical**	$1,000	$1,021.79	$3.18	0.63%

Diversified Municipal Class Shares
Actual	$1,000	$1,004.40	$2.80	0.56%
Hypothetical**	$1,000	$1,022.14	$2.82	0.56%

U.S. Government Short Duration Class Shares
Actual	$1,000	$996.70	$3.48	0.70%
Hypothetical**	$1,000	$1,021.44	$3.53	0.70%

Short Duration Plus Class Shares
Actual	$1,000	$998.00	$3.04	0.61%
Hypothetical**	$1,000	$1,021.89	$3.07	0.61%

Intermediate Duration Class Shares
Actual	$1,000	$1,005.50	$2.85	0.57%
Hypothetical**	$1,000	$1,022.09	$2.87	0.57%

*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
**	Assumes 5% return before expenses.

12	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2013 (Unaudited)

International Portfolio
Country Breakdown*	Sector Breakdown**
	Financials	25.9%
	Consumer Discretionary	18.4
	Consumer Staples	12.9
	Industrials	11.3
	Health Care	7.5
	Information Technology	5.6
	Materials	5.5
	Telecommunication Services	5.0
	Energy	4.9
	Utilities	3.0

Tax-Managed International Portfolio
Country Breakdown*	Sector Breakdown**
	Financials	26.0%
	Consumer Discretionary	18.4
	Consumer Staples	12.9
	Industrials	11.5
	Health Care	7.6
	Materials	5.7
	Information Technology	5.3
	Telecommunication Services	5.0
	Energy	4.6
	Utilities	3.0

Emerging Markets Portfolio
Country Breakdown*	Sector Breakdown**
	Financials	28.2%
	Information Technology	18.1
	Consumer Discretionary	15.3
	Energy	11.1
	Consumer Staples	9.3
	Materials	8.1
	Industrials	4.3
	Health Care	2.4
	Utilities	2.0
	Telecommunication Services	1.2

*	All data are as of March 31, 2013. The Portfolio’s country and sector breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time. Each Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for the Tax-Managed International and International Portfolios).

**	Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2013 Semi-Annual Report	13

Portfolio Summary—March 31, 2013 (Unaudited) (continued)

Short Duration New York Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Short Duration California Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Short Duration Diversified Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

*	All data are as of March 31, 2013. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

**	“Other” represents less than 2.9% in 10 different states.

14	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2013 (Unaudited) (continued)

New York Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

California Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Diversified Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

*	All data are as of March 31, 2013. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

†	“Other” represents less than 2.1% in 20 different states.

**	“Other” represents less than 0.1% in 8 different states.

2013 Semi-Annual Report	15

Portfolio Summary—March 31, 2013 (Unaudited) (continued)

U.S. Government Short Duration Portfolio
Security Type Breakdown*

Short Duration Plus Portfolio
Security Type Breakdown*

Intermediate Duration Portfolio
Security Type Breakdown*

*	All data are as of March 31, 2013. The Portfolio’s security type breakdowns are expressed as a percentage of each Portfolio’s total investments and may vary over time. Each Portfolio also invests in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).

16	Sanford C. Bernstein Fund, Inc.

Statement of Assets and Liabilities—March 31, 2013 (Unaudited)

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO

ASSETS
Investments in securities, at value	$1,509,530,055	$3,464,589,698	$1,200,409,828
Foreign currencies, at value (a)	9,703,483	21,604,212	6,687,688
Cash in bank	0	4,134,223	3,530,079
Receivables:
Dividends and interest	7,515,439	17,324,922	2,609,854
Investment securities sold and foreign currency transactions	17,081,554	44,894,853	3,603,068
Foreign withholding tax reclaims	5,694,332	15,237,141	43,007
Capital shares sold	1,333,697	4,644,695	2,589,893
Unrealized appreciation of forward currency exchange contracts	1,371,676	48,166,426	0

Total assets	1,552,230,236	3,620,596,170	1,219,473,417

LIABILITIES
Payables:
Investment securities purchased and foreign currency transactions	15,899,800	25,487,176	7,551,986
Capital shares redeemed	1,326,404	2,784,713	1,362,245
Management fee	1,105,058	2,483,808	1,140,396
Shareholder servicing fee	323,631	755,892	258,557
Transfer Agent fee	15,950	25,399	38,494
Distribution fee	4,063	732	0
Accrued expenses and other liabilities	130,441	180,212	517,385
Unrealized depreciation of forward currency exchange contracts	8,175,664	31,661,967	0

Total liabilities	26,981,011	63,379,899	10,869,063

NET ASSETS (b)	$1,525,249,225	$3,557,216,271	$1,208,604,354

Cost of investments	$1,376,477,875	$3,116,356,322	$1,112,807,072

SHARES OF CAPITAL STOCK OUTSTANDING			43,819,293

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE			$27.58

NET ASSETS CONSIST OF:
Capital stock, at par	$105,510	$244,646	$43,819
Additional paid-in capital	2,583,936,747	5,571,573,015	1,158,884,517
Undistributed net investment income/(distributions in excess of net investment income)	3,460,273	14,012,821	(180,920)
Accumulated net realized loss on investment and foreign currency transactions	(1,189,064,131)	(2,394,969,357)	(37,299,966)
Net unrealized appreciation/depreciation of:
Investments transactions†	133,048,734	348,225,441	87,186,187
Foreign currency denominated assets and liabilities	(6,237,908)	18,129,705	(29,283)

	$1,525,249,225	$3,557,216,271	$1,208,604,354

(a) Cost: $9,756,286, $21,701,634 and $6,693,266, respectively. (Note 1)

(b) See page 18 for share class information on net asset value, offering price, and redemption price per share of the International and Tax-Managed International Portfolios.

† Net of accrued foreign capital gains taxes of $3,446, $7,935 and $416,569, respectively.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

2013 Semi-Annual Report	17

Statement of Assets and Liabilities—March 31, 2013 (Unaudited) (continued)

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
International Class Shares
Net Assets	$1,517,053,435
Shares of capital stock outstanding	104,936,104

Net asset value, offering and redemption price per share	$14.46

Tax-Managed International Class Shares
Net Assets		$3,555,372,163
Shares of capital stock outstanding		244,516,840

Net asset value, offering and redemption price per share		$14.54

Class A Shares
Net Assets	$5,058,473	$1,416,727
Shares of capital stock outstanding	354,416	98,966

Net asset value and redemption price per share	$14.27	$14.32
Sales charge—4.25% of public offering price	0.63	0.64

Maximum offering price	$14.90	$14.96

Class B Shares
Net Assets	$484,884	$30,577
Shares of capital stock outstanding	33,972	2,145

Net asset value and offering price per share	$14.27	$14.26

Class C Shares
Net Assets	$2,652,433	$396,804
Shares of capital stock outstanding	185,653	27,723

Net asset value and offering price per share	$14.29	$14.31

18	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

ASSETS
Investments in securities, at value	$110,322,150	$79,842,612	$327,263,299
Receivables:
Interest	1,407,193	847,359	3,752,649
Investment securities sold	8,103	0	121,538
Capital shares sold	114,772	5,953	974,519

Total assets	111,852,218	80,695,924	332,112,005

LIABILITIES
Payables:
Dividends to shareholders	19,345	7,445	57,520
Investment securities purchased	0	2,734,525	0
Capital shares redeemed	125,007	1,861,198	917,230
Management fee	43,038	28,404	127,449
Shareholder servicing fee	9,564	6,308	28,323
Transfer Agent fee	3,271	4,087	5,688
Accrued expenses	13,957	20,116	46,447

Total liabilities	214,182	4,662,083	1,182,657

NET ASSETS	$111,638,036	$76,033,841	$330,929,348

Cost of investments	$110,749,242	$80,164,978	$326,807,693

SHARES OF CAPITAL STOCK OUTSTANDING	8,898,482	6,058,664	26,135,662

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.55	$12.55	$12.66

NET ASSETS CONSIST OF:
Capital stock, at par	$8,898	$6,059	$26,136
Additional paid-in capital	111,938,980	76,250,121	330,010,816
Undistributed net investment income/(distributions in excess of net investment income)	(8,161)	(25,884)	18,553
Accumulated net realized gain on investment transactions	125,411	125,911	418,237
Net unrealized appreciation/depreciation of investments	(427,092)	(322,366)	455,606

	$111,638,036	$76,033,841	$330,929,348

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

2013 Semi-Annual Report	19

Statement of Assets and Liabilities—March 31, 2013 (Unaudited) (continued)

	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

ASSETS
Investments in securities, at value	$1,777,850,011	$1,115,237,632	$5,388,516,255
Receivables:
Interest	22,120,099	14,696,074	64,053,999
Investment securities sold	702,353	5,000	645,117
Capital shares sold	3,626,595	1,362,716	11,396,827

Total assets	1,804,299,058	1,131,301,422	5,464,612,198

LIABILITIES
Payables:
Dividends to shareholders	1,374,035	827,112	4,026,542
Investment securities purchased	8,744,254	3,379,329	0
Capital shares redeemed	2,419,214	2,591,011	8,097,954
Management fee	727,751	474,361	2,007,532
Distribution fee	149,647	59,881	364,079
Shareholder servicing fee	121,776	82,058	380,683
Transfer Agent fee	416	4,792	21,624
Accrued expenses	126,604	73,415	289,465

Total liabilities	13,663,697	7,491,959	15,187,879

NET ASSETS (a)	$1,790,635,361	$1,123,809,463	$5,449,424,319

Cost of investments	$1,682,351,165	$1,055,085,320	$5,101,847,487

NET ASSETS CONSIST OF:
Capital stock, at par	$123,281	$76,130	$368,888
Additional paid-in capital	1,693,578,969	1,067,649,626	5,156,423,990
Undistributed net investment income/(distributions in excess of net investment income)	(144,328)	(196,679)	33,568
Accumulated net realized gain (loss) on investment transactions	1,578,593	(3,871,926)	5,929,105
Net unrealized appreciation of investments	95,498,846	60,152,312	286,668,768

	$1,790,635,361	$1,123,809,463	$5,449,424,319

(a) See page 21 for share class information on net asset value, offering price, and redemption price per share of the New York Municipal, California Municipal and Diversified Municipal Portfolios.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

20	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Municipal Class Shares
Net Assets	$1,428,707,246	$961,460,924	$4,462,067,505
Shares of capital stock outstanding	98,357,055	65,131,602	302,074,674

Net asset value and offering price per share	$14.53	$14.76	$14.77

Class A Shares
Net Assets	$263,695,342	$131,690,164	$796,849,021
Shares of capital stock outstanding	18,159,968	8,921,081	53,921,453

Net asset value and redemption price per share	$14.52	$14.76	$14.78
Sales charge—3.00% of public offering price	0.45	0.46	0.46

Maximum offering price	$14.97	$15.22	$15.24

Class B Shares
Net Assets	$490,980	$55,202	$480,481
Shares of capital stock outstanding	33,829	3,740	32,505

Net asset value and offering price per share	$14.51	$14.76	$14.78

Class C Shares
Net Assets	$97,741,793	$30,603,173	$190,027,312
Shares of capital stock outstanding	6,730,278	2,073,357	12,859,774

Net asset value and offering price per share	$14.52	$14.76	$14.78

2013 Semi-Annual Report	21

Statement of Assets and Liabilities—March 31, 2013 (Unaudited) (continued)

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO	SHORT DURATION PLUS PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO
ASSETS
Investments in securities, at value	$74,611,195	$540,426,250	$5,063,690,283
Foreign currencies, at value (a)	0	0	130
Cash in bank (b)	443,315	3,853,196	29,700
Receivables:
Dividends and interest	185,716	1,340,161	29,082,851
Investment securities sold	1,186,539	358,811	5,482,890
Capital shares sold	1,620	642,939	5,381,004
Margin due from broker on futures contracts	10,109	64,390	2,063
Unrealized appreciation of forward currency exchange contracts	0	0	419,921
Unrealized appreciation of credit default swap contracts	0	0	412,344

Total assets	76,438,494	546,685,747	5,104,501,186

LIABILITIES
Reverse repurchase agreements	0	0	4,320,502
Due to custodian	0	0	9,420
Payables:
Dividends to shareholders	16,146	150,297	3,506,943
Investment securities purchased	2,645,937	19,317,982	655,351,166
Management fee	34,190	194,547	1,686,160
Capital shares redeemed	27,510	3,384,463	5,757,769
Shareholder servicing fee	7,598	39,463	379,074
Transfer Agent fee	3,057	14,282	45,123
Distribution fee	0	31,109	0
Accrued expenses	33,254	128,387	296,859
Unrealized depreciation of interest rate swap contracts	0	0	1,944,645
Unrealized depreciation of forward currency exchange contracts	0	15,097	1,215,598
Premium received on credit default swap contracts	0	0	394,672

Total liabilities	2,767,692	23,275,627	674,907,931

NET ASSETS (c)	$73,670,802	$523,410,120	$4,429,593,255

Cost of investments	$74,332,760	$539,298,679	$4,815,881,343

SHARES OF CAPITAL STOCK OUTSTANDING	5,842,977		316,728,603

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.61		$13.99

NET ASSETS CONSIST OF:
Capital stock, at par	$5,843	$44,229	$316,729
Additional paid-in capital	73,682,208	553,555,586	4,178,698,996
Distributions in excess of net investment income	(233,288)	(1,754,248)	(6,552,166)
Accumulated net realized gain (loss) on investment transactions	(6,383)	(29,229,382)	11,651,032
Net unrealized appreciation/depreciation of:
Investments, futures and swap transactions	222,422	809,028	246,278,381
Foreign currency denominated assets and liabilities	0	(15,093)	(799,717)

	$73,670,802	$523,410,120	$4,429,593,255

(a) Cost: $0, $0 and $129, respectively. (Note 1)

(b) Amounts of $46,840, $256,830 and $29,700 have been segregated to collateralize margin requirements for open futures contracts outstanding at March 31, 2013, respectively.

(c) See page 23 for class share information on net asset value, offering price, and redemption price per share of the Short Duration Plus Portfolio.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

22	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Short Duration Plus Class Shares
Net Assets	$453,194,232
Shares of capital stock outstanding	38,295,275

Net asset value and offering price per share	$11.83

Class A Shares
Net Assets	$48,793,391
Shares of capital stock outstanding	4,121,348

Net asset value and redemption price per share	$11.84
Sales charge—4.25% of public offering price	0.53

Maximum offering price	$12.37

Class B Shares
Net Assets	$1,994,688
Shares of capital stock outstanding	168,802

Net asset value and offering price per share	$11.82

Class C Shares
Net Assets	$19,427,809
Shares of capital stock outstanding	1,644,011

Net asset value and offering price per share	$11.82

2013 Semi-Annual Report	23

Statement of Operations—for the six months ended March 31, 2013 (Unaudited)

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO
INVESTMENT INCOME
Income:
Interest	$71,464	$161,009	$25,760
Dividends (a)	17,526,048	40,345,581	9,168,937

Total income	17,597,512	40,506,590	9,194,697

Expenses:
Management fee (see Note 2A)	6,788,747	15,169,020	7,082,717
Shareholder servicing fee (see Note 2B)	1,875,346	4,349,032	1,537,959
Custodian fee	162,723	232,265	241,803
Transfer Agent fee—Non-Retail Class	57,683	91,327	126,178
Transfer Agent fee—Class A	11,456	5,198	0
Transfer Agent fee—Class B	1,114	215	0
Transfer Agent fee—Class C	5,760	1,886	0
Distribution fees—Class A	8,588	2,125	0
Distribution fees—Class B	2,639	258	0
Distribution fees—Class C	14,146	2,469	0
Registration fees	60,373	88,034	13,038
Directors’ fees and expenses	28,712	67,478	23,535
Printing fees	28,582	16,554	25,022
Auditing and tax fees	21,978	50,881	14,152
Legal fees	18,494	29,833	14,392
Miscellaneous	39,313	67,123	53,258

Total expenses	9,125,654	20,173,698	9,132,054
Less: expenses waived and reimbursed by the Adviser (see Note 2A)	(377,339)	(870,297)	(307,592)

Net expenses	8,748,315	19,303,401	8,824,462

Net investment income	8,849,197	21,203,189	370,235

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(7,844,056)	(12,565,545)	6,381,277 (b)
Futures transactions	(220,364)	(874,072)	0
Options written	2,002,905	4,714,634	1,979,570
Foreign currency transactions	24,406,670	27,925,912	(346,110)

Net realized gain on investment and foreign currency transactions	18,345,155	19,200,929	8,014,737

Net change in unrealized appreciation/depreciation of:
Investments (c)	142,125,382	322,638,692	46,473,321
Futures transactions	99,493	0	0
Options written	(1,886,952)	(4,441,694)	(1,837,070)
Foreign currency denominated assets and liabilities	(5,488,498)	15,580,446	(89,173)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	134,849,425	333,777,444	44,547,078

Net realized and unrealized gain (loss) on investment and foreign currency transactions	153,194,580	352,978,373	52,561,815

Net increase in net assets resulting from operations	$162,043,777	$374,181,562	$52,932,050

(a) Net of foreign withholding taxes of $1,358,528, $3,152,919, and $916,268, for the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio, respectively.

(b) Net of foreign capital gains taxes of $88,815.

(c) Net of increase in accrued foreign capital gains taxes of $3,446, $7,935 and $193,698, for the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio, respectively.

See Notes to Financial Statements.

24	Sanford C. Bernstein Fund, Inc.

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

$748,296	$449,848	$2,168,332
0	0	0

748,296	449,848	2,168,332

272,106	188,599	787,227
60,468	41,911	174,939
35,086	31,753	52,121
9,792	8,908	11,612
0	0	0
0	0	0
0	0	0
0	0	0
0	0	0
0	0	0
4,077	3,937	32,439
2,548	1,863	7,283
2,413	889	2,921
875	1,291	5,020
449	1,339	4,552
3,517	3,869	5,905

391,331	284,359	1,084,019
0	0	0

391,331	284,359	1,084,019

356,965	165,489	1,084,313

203,416	133,497	1,240,890
0	0	0
0	0	0
0	0	0

203,416	133,497	1,240,890

(369,680)	(258,053)	(1,801,286)
0	0	0
0	0	0
0	0	0

(369,680)	(258,053)	(1,801,286)

(166,264)	(124,556)	(560,396)

$190,701	$40,933	$523,917

2013 Semi-Annual Report	25

Statement of Operations—for the six months ended March 31, 2013 (Unaudited) (continued)

	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$29,717,145	$19,147,112	$88,001,477
Dividends	0	0	0

Total income	29,717,145	19,147,112	88,001,477

Expenses:
Management fee (see Note 2A)	4,310,532	2,796,741	11,923,841
Shareholder servicing fee (see Note 2B)	727,149	489,001	2,287,504
Custodian fee	115,880	102,879	173,460
Transfer Agent fee—Non-Retail Class	24,367	28,256	135,200
Transfer Agent fee—Class A	40,897	10,964	64,334
Transfer Agent fee—Class B	108	14	65
Transfer Agent fee—Class C	16,528	2,468	14,488
Distribution fees—Class A	382,822	188,150	1,158,759
Distribution fees—Class B	2,757	302	2,562
Distribution fees—Class C	474,607	143,467	917,028
Directors’ fees and expenses	36,216	19,988	111,916
Auditing and tax fees	22,911	16,270	65,757
Registration fees	22,103	10,414	126,151
Legal fees	20,372	9,604	49,669
Printing fees	10,204	9,471	32,546
Miscellaneous	31,159	20,772	88,752

Total expenses	6,238,612	3,848,761	17,152,032
Less: expenses waived and reimbursed by the Distributor (see Note 2D)	0	0	0

Net expenses	6,238,612	3,848,761	17,152,032

Net investment income	23,478,533	15,298,351	70,849,445

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain(loss) on:
Investment transactions	3,918,839	2,402,635	8,776,974
Futures transactions	0	0	0
Swap transactions	0	0	0
Foreign currency transactions	0	0	0

Net realized gain on investment transactions	3,918,839	2,402,635	8,776,974

Net change in unrealized appreciation/depreciation of:
Investments	(20,241,491)	(13,533,603)	(54,775,085)
Futures transactions	0	0	0
Swap transactions	0	0	0
Foreign currency denominated assets and liabilities	0	0	0

Net change in unrealized appreciation/depreciation of investments	(20,241,491)	(13,533,603)	(54,775,085)

Net realized and unrealized loss on investment transactions	(16,322,652)	(11,130,968)	(45,998,111)

Contributions from Adviser (see Note 2A)	0	0	0

Net increase (decrease) in net assets resulting from operations	$7,155,881	$4,167,383	$24,851,334

See Notes to Financial Statements.

26	Sanford C. Bernstein Fund, Inc.

U.S. GOVERNMENT SHORT DURATION PORTFOLIO	SHORT DURATION PLUS PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO

$365,197	$2,788,495	$69,533,315
0	0	75

365,197	2,788,495	69,533,390

231,742	1,309,510	10,233,934
51,498	254,024	2,309,169
33,930	83,891	149,310
9,306	11,027	106,652
0	25,844	0
0	3,361	0
0	13,486	0
0	76,750	0
0	11,868	0
0	102,084	0
2,360	12,452	97,413
1,458	11,402	63,966
19,301	31,527	55,557
2,364	6,651	56,586
580	12,047	18,057
6,181	14,608	95,848

358,720	1,980,532	13,186,492
0	(62,674)	0

358,720	1,917,858	13,186,492

6,477	870,637	56,346,898

42,142	600,241	10,741,432
5,192	(238,041)	(237,777)
0	0	(169,587)
0	179,304	2,340,405

47,334	541,504	12,674,473

(327,731)	(1,969,887)	(45,941,933)
(78,368)	(322,698)	23,454
0	0	1,736,003
0	(106,187)	(758,687)

(406,099)	(2,398,772)	(44,941,163)

(358,765)	(1,857,268)	(32,266,690)

0	0	725

$(352,288)	$(986,631)	$24,080,933

2013 Semi-Annual Report	27

Statement of Changes in Net Assets

	INTERNATIONAL PORTFOLIO		TAX-MANAGED INTERNATIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$8,849,197	$27,724,852	$21,203,189	$67,721,169
Net realized gain (loss) on investment and foreign currency transactions	18,345,155	(118,341,291)	19,200,929	(344,821,758)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	134,849,425	241,269,412	333,777,444	592,279,467

Net increase in net assets resulting from operations	162,043,777	150,652,973	374,181,562	315,178,878

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(28,680,557)	(30,720,671)	(72,321,647)	(81,441,475)
Distributions from net realized gain on investment transactions (a)	0	0	0	0

Total dividends and distributions to shareholders	(28,680,557)	(30,720,671)	(72,321,647)	(81,441,475)

Capital-share transactions:
Net proceeds from sales of shares	90,840,590	455,478,828	271,862,307	759,526,932
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	25,008,588	3,175,039	53,813,652	6,246,123

Total proceeds from shares sold	115,849,178	458,653,867	325,675,959	765,773,055
Cost of shares redeemed	(219,356,597)	(591,058,695)	(519,011,942)	(1,141,748,567)

Net decrease in net assets from capital-share transactions	(103,507,419)	(132,404,828)	(193,335,983)	(375,975,512)

Net increase (decrease) in net assets	29,855,801	(12,472,526)	108,523,932	(142,238,109)

NET ASSETS:
Beginning of period	1,495,393,424	1,507,865,950	3,448,692,339	3,590,930,448

End of period (b)	$1,525,249,225	$1,495,393,424	$3,557,216,271	$3,448,692,339

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$3,460,273	$23,291,633	$14,012,821	$65,131,279

(a) See page 33 for share class information on dividend distributions of the International and Tax-Managed International Portfolios.

* Includes effect of portfolio transaction fee in the amounts of $2,739,583 and $5,091,096 for the six months ended March 31, 2013 and year ended September 30, 2012, respectively.

See Notes to Financial Statements.

28	Sanford C. Bernstein Fund, Inc.

EMERGING MARKETS PORTFOLIO		SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO		SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12

$370,235	$15,458,587	$356,965	$1,137,411	$165,489	$533,004
8,014,737	(16,868,121)	203,416	381,507	133,497	480,522
44,547,078	174,832,154	(369,680)	437,818	(258,053)	(176,316)

52,932,050	173,422,620	190,701	1,956,736	40,933	837,210

(16,127,410)	(11,854,454)	(356,965)	(1,150,680)	(165,489)	(542,125)
0	(46,479,337)	0	0	(135,845)	0

(16,127,410)	(58,333,791)	(356,965)	(1,150,680)	(301,334)	(542,125)

94,599,041	162,031,598	27,608,382	56,648,294	34,462,048	76,377,785
15,020,786	56,565,146	305,327	731,097	277,512	407,165

109,619,827	218,596,744	27,913,709	57,379,391	34,739,560	76,784,950
(177,300,044)	(343,895,850)	(49,018,588)	(83,754,519)	(58,594,377)	(98,678,044)

(67,680,217)*	(125,299,106)*	(21,104,879)	(26,375,128)	(23,854,817)	(21,893,094)

(30,875,577)	(10,210,277)	(21,271,143)	(25,569,072)	(24,115,218)	(21,598,009)

1,239,479,931	1,249,690,208	132,909,179	158,478,251	100,149,059	121,747,068

$1,208,604,354	$1,239,479,931	$111,638,036	$132,909,179	$76,033,841	$100,149,059

$(180,920)	$15,576,255	$(8,161)	$(8,161)	$(25,884)	$(25,884)

2013 Semi-Annual Report	29

Statement of Changes in Net Assets (continued)

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO		NEW YORK MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$1,084,313	$3,514,051	$23,478,533	$52,331,896
Net realized gain on investment transactions	1,240,890	698,355	3,918,839	5,911,533
Net change in unrealized appreciation/depreciation of investments	(1,801,286)	1,139,395	(20,241,491)	25,169,346

Net increase (decrease) in net assets resulting from operations	523,917	5,351,801	7,155,881	83,412,775

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(1,084,313)	(3,514,051)	(23,478,533)	(52,331,896)
Distributions from net realized gain on investment transactions (a)	(1,487,503)	(266,512)	(865,321)	0

Total dividends and distributions to shareholders	(2,571,816)	(3,780,563)	(24,343,854)	(52,331,896)

Capital-share transactions:
Net proceeds from sales of shares	165,665,603	305,674,547	222,114,481	380,451,892
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	2,382,832	2,817,660	17,600,992	23,711,647

Total proceeds from shares sold	168,048,435	308,492,207	239,715,473	404,163,539
Cost of shares redeemed	(229,585,980)	(334,134,345)	(268,064,390)	(428,045,585)

Net increase (decrease) in net assets from capital-share transactions	(61,537,545)	(25,642,138)	(28,348,917)	(23,882,046)

Net increase (decrease) in net assets	(63,585,444)	(24,070,900)	(45,536,890)	7,198,833

NET ASSETS:
Beginning of period	394,514,792	418,585,692	1,836,172,251	1,828,973,418

End of period (b)	$330,929,348	$394,514,792	$1,790,635,361	$1,836,172,251

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$18,553	$18,553	$(144,328)	$(144,328)

(a) See pages 33 and 34 for share class information on dividend distributions of the New York Municipal, California Municipal and Diversified Municipal Portfolios.

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund, Inc.

CALIFORNIA MUNICIPAL PORTFOLIO		DIVERSIFIED MUNICIPAL PORTFOLIO		U.S. GOVERNMENT SHORT DURATION PORTFOLIO

SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12

$15,298,351	$33,959,836	$70,849,445	$154,238,848	$6,477	$175,648
2,402,635	527,277	8,776,974	6,403,241	47,334	691,246
(13,533,603)	21,223,610	(54,775,085)	97,424,771	(406,099)	(171,364)

4,167,383	55,710,723	24,851,334	258,066,860	(352,288)	695,530

(15,298,351)	(33,959,836)	(70,849,445)	(154,519,274)	(364,034)	(653,503)
0	0	(7,415,537)	(4,546,355)	(282,178)	(956,224)

(15,298,351)	(33,959,836)	(78,264,982)	(159,065,629)	(646,212)	(1,609,727)

160,375,146	252,761,391	891,928,027	1,523,181,321	20,482,605	48,626,657

11,261,148	13,687,643	58,702,658	70,637,465	600,262	1,433,362

171,636,294	266,449,034	950,630,685	1,593,818,786	21,082,867	50,060,019
(168,060,746)	(269,046,540)	(1,115,261,910)	(1,581,303,607)	(57,676,768)	(68,101,964)

3,575,548	(2,597,506)	(164,631,225)	12,515,179	(36,593,901)	(18,041,945)

(7,555,420)	19,153,381	(218,044,873)	111,516,410	(37,592,401)	(18,956,142)

1,131,364,883	1,112,211,502	5,667,469,192	5,555,952,782	111,263,203	130,219,345

$1,123,809,463	$1,131,364,883	$5,449,424,319	$5,667,469,192	$73,670,802	$111,263,203

$(196,679)	$(196,679)	$33,568	$33,568	$(233,288)	$124,269

2013 Semi-Annual Report	31

Statement of Changes in Net Assets (continued)

	SHORT DURATION PLUS PORTFOLIO		INTERMEDIATE DURATION PORTFOLIO

	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$870,637	$2,594,914	$56,346,898	$126,645,368
Net realized gain on investment and foreign currency transactions	541,504	3,895,760	12,674,473	67,842,526
Net change in unrealized appreciation/depreciation of investments	(2,398,772)	(606,908)	(44,941,163)	73,325,941
Contributions from Adviser (see Note 2A)	0	0	725	0

Net increase (decrease) in net assets resulting from operations	(986,631)	5,883,766	24,080,933	267,813,835

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(2,611,772)	(5,042,813)	(71,422,339)	(133,021,484)
Distributions from net realized gain on investment transactions	0	0	(35,956,854)	(111,218,638)

Total dividends and distributions to shareholders	(2,611,772)	(5,042,813)	(107,379,193)	(244,240,122)

Capital-share transactions:
Net proceeds from sales of shares	137,857,639	268,151,975	370,168,125	754,105,620
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	2,108,999	3,170,368	90,646,132	160,445,510

Total proceeds from shares sold	139,966,638	271,322,343	460,814,257	914,551,130
Cost of shares redeemed	(239,128,204)	(372,800,562)	(769,848,627)	(1,275,881,852)

Net decrease in net assets from capital-share transactions	(99,161,566)	(101,478,219)	(309,034,370)	(361,330,722)

Net decrease in net assets	(102,759,969)	(100,637,266)	(392,332,630)	(337,757,009)

NET ASSETS:
Beginning of period	626,170,089	726,807,355	4,821,925,885	5,159,682,894

End of period (b)	$523,410,120	$626,170,089	$4,429,593,255	$4,821,925,885

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$(1,754,248)	$(13,113)	$(6,552,166)	$8,523,275

(a) See page 34 for share class information on dividend distributions for the Short Duration Plus Portfolio.

See Notes to Financial Statements.

32	Sanford C. Bernstein Fund, Inc.

	INTERNATIONAL PORTFOLIO		TAX-MANAGED INTERNATIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12
Dividends to shareholders:
Dividends from net investment income
International and Tax-Managed International Class Shares, respectively	$(28,569,129)	$(30,576,496)	$(72,305,715)	$(81,403,350)
Class A	(91,428)	(120,546)	(15,932)	(34,092)
Class B	(2,097)	(3,896)	0	(801)
Class C	(17,903)	(19,733)	0	(3,232)

	$(28,680,557)	$(30,720,671)	$(72,321,647)	$(81,441,475)

	NEW YORK MUNICIPAL PORTFOLIO		CALIFORNIA MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12
Dividends and Distributions to shareholders:
Dividends from net investment income
Municipal Class	$(19,515,012)	$(45,177,436)	$(13,453,345)	$(31,057,627)
Class A	(3,128,608)	(5,633,810)	(1,582,089)	(2,431,695)
Class B	(4,837)	(13,507)	(549)	(2,346)
Class C	(830,076)	(1,507,143)	(262,368)	(468,168)

	$(23,478,533)	$(52,331,896)	$(15,298,351)	$(33,959,836)

Distributions from net realized gain on investment transactions
Municipal Class	$(697,861)	$0
Class A	(121,681)	0
Class B	(279)	0
Class C	(45,500)	0

	$(865,321)	$0

2013 Semi-Annual Report	33

Statement of Changes in Net Assets (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12
Dividends and Distributions to shareholders:
Dividends from net investment income
Municipal Class	$(60,009,336)	$(135,203,695)
Class A	(9,271,370)	(16,725,113)
Class B	(4,366)	(13,234)
Class C	(1,564,373)	(2,577,232)

	$(70,849,445)	$(154,519,274)

Distributions from net realized gain on investment transactions
Municipal Class	$(6,180,319)	$(3,995,574)
Class A	(987,749)	(453,984)
Class B	(695)	(674)
Class C	(246,774)	(96,123)

	$(7,415,537)	$(4,546,355)

	SHORT DURATION PLUS PORTFOLIO

	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12
Dividends to shareholders:
Dividends from net investment income
Short Duration Plus Class	$(2,402,422)	$(4,674,392)
Class A	(160,252)	(308,624)
Class B	(3,499)	(6,990)
Class C	(45,599)	(52,807)

	$(2,611,772)	$(5,042,813)

See Notes to Financial Statements.

34	Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL PORTFOLIO INTERNATIONAL CLASS

	SIX MONTHS ENDED 3/31/13 (UNAUDITED)		YEAR ENDED 9/30/12		YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08
Net asset value, beginning of period	$13.23		$12.36		$15.08	$15.00		$16.51	$29.38

Income from investment operations:
Investment income, net†	0.08	‡	0.23	‡	0.23	0.22		0.25	0.50
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.41		0.90		(2.68)	0.14		(1.31)	(9.89)

Total from investment operations	1.49		1.13		(2.45)	0.36		(1.06)	(9.39)

Less dividends and distributions:
Dividends from taxable net investment income	(0.26)		(0.26)		(0.27)	(0.28)		(0.45)	(0.44)
Distributions from net realized gain on investment transactions	0		0		0	0		0	(3.04)

Total dividends and distributions	(0.26)		(0.26)		(0.27)	(0.28)		(0.45)	(3.48)

Net asset value, end of period	$14.46		$13.23		$12.36	$15.08		$15.00	$16.51

Total return (a)	11.41%		9.32%		(16.61)%	2.43%		(5.59)%	(36.07)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,517,053		$1,485,757		$1,495,894	$2,073,462		$2,364,571	$2,788,102
Average net assets (000 omitted)	$1,504,398		$1,546,251		$2,015,954	$2,199,418		$2,032,024	$3,828,486
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15%	*	1.16%		1.18%	1.17%	(d)	1.19%	1.18%
Expenses, before waivers/reimbursements	1.20%	*	1.21%		1.18%	1.17%	(d)	1.19%	1.18%
Net investment income	1.18%	‡*	1.79%	‡	1.50%	1.49%	(d)	2.03%	2.16%
Portfolio turnover rate	44%		69%		62%	84%		91%	53%

See Footnote Summary on page 47.

See Notes to Financial Statements.

2013 Semi-Annual Report	35

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-MANAGED INTERNATIONAL PORTFOLIO TAX-MANAGED INTERNATIONAL CLASS

	SIX MONTHS ENDED 3/31/13 (UNAUDITED)		YEAR ENDED 9/30/12		YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08
Net asset value, beginning of period	$13.33		$12.46		$15.19	$15.16		$16.52	$29.64

Income from investment operations:
Investment income, net†	0.09	‡	0.25	‡	0.24	0.22		0.25	0.52
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.41		0.91		(2.70)	0.09		(1.16)	(10.22)
Contributions from Adviser	0		0		0	0	(c)	0 (c)	0

Total from investment operations	1.50		1.16		(2.46)	0.31		(0.91)	(9.70)

Less dividends and distributions:
Dividends from taxable net investment income	(0.29)		(0.29)		(0.27)	(0.28)		(0.45)	(0.42)
Distributions from net realized gain on investment transactions	0		0		0	0		0	(3.00)

Total dividends and distributions	(0.29)		(0.29)		(0.27)	(0.28)		(0.45)	(3.42)

Net asset value, end of period	$14.54		$13.33		$12.46	$15.19		$15.16	$16.52

Total return (a)	11.39%		9.56%		(16.56)%	2.07%		(4.64)%	(36.75)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$3,555,372		$3,446,598		$3,587,820	$4,845,829		$5,286,906	$6,024,221
Average net assets (000 omitted)	$3,488,784		$3,598,435		$4,714,049	$5,004,731		$4,376,859	$8,333,321
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.11%	*	1.11%		1.14%	1.13%	(d)	1.15%	1.12%
Expenses, before waivers/reimbursements	1.16%	*	1.16%		1.14%	1.13%	(d)	1.15%	1.12%
Net investment income	1.22%	*‡	1.88%	‡	1.54%	1.53%	(d)	2.07%	2.21%
Portfolio turnover rate	45%		62%		61%	85%		84%	70%

See Footnote Summary on page 47.

See Notes to Financial Statements.

36	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO

	SIX MONTHS ENDED 3/31/13 (UNAUDITED)		YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08
Net asset value, beginning of period	$26.72		$24.46	$31.40	$26.67		$25.97	$50.62

Income from investment operations
Investment income, net†	0.01	‡	0.31 ‡	0.33	0.27		0.24	0.53
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.15		3.03	(7.10)	4.54		2.25	(14.32)
Contributions from Adviser	0		0	0	0		0	0 (c)

Total from investment operations	1.16		3.34	(6.77)	4.81		2.49	(13.79)

Less dividends and distributions:
Dividends from taxable net investment income	(0.36)		(0.24)	(0.31)	(0.20)		(0.39)	(0.44)
Distributions from net realized gain on investment transactions	0		(0.94)	0	0		(1.50)	(10.55)

Total dividends and distributions	(0.36)		(1.18)	(0.31)	(0.20)		(1.89)	(10.99)

Portfolio transaction fee	0.06		0.10	0.14	0.12		0.10	0.13

Net asset value, end of period	$27.58		$26.72	$24.46	$31.40		$26.67	$25.97

Total return (a)(b)	4.56%		14.63%	(22.95)%	16.19%		13.54%	(36.23)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,208,604		$1,239,480	$1,249,690	$1,912,856		$1,949,728	$1,950,976
Average net assets (000 omitted)	$1,233,748		$1,303,241	$1,823,362	$1,928,521		$1,458,886	$2,877,534
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.43%	*	1.44%	1.45%	1.44%	(d)	1.48%	1.51%
Expenses, before waivers/reimbursements	1.48%	*	1.49%	1.45%	1.44%	(d)	1.48%	1.51%
Net investment income	0.06%	‡*	1.19% ‡	1.03%	0.94%	(d)	1.25%	1.35%
Portfolio turnover rate	21%		55%	57%	67%		70%	55%

See Footnote Summary on page 47.

See Notes to Financial Statements.

2013 Semi-Annual Report	37

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/13 (UNAUDITED)		YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08
Net asset value, beginning of period	$12.56		$12.49	$12.53	$12.59		$12.40	$12.40

Income from investment operations
Investment income, net†	0.04		0.10	0.20	0.22		0.30	0.37
Net realized and unrealized gain (loss) on investment transactions	(0.01)		0.07	(0.04)	(0.06)		0.20	0
Contributions from Adviser	0		0	0	0		0	0	(c)

Total from investment operations	0.03		0.17	0.16	0.16		0.50	0.37

Less dividends:
Dividends from tax-exempt net investment income	(0.04)		(0.10)	(0.20)	(0.22)		(0.31)	(0.37)

Net asset value, end of period	$12.55		$12.56	$12.49	$12.53		$12.59	$12.40

Total return (a)	0.22%		1.34%	1.28%	1.29%		4.14%	3.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$111,638		$132,909	$158,478	$273,147		$235,326	$161,836
Average net assets (000 omitted)	$121,268		$148,340	$200,953	$262,227		$186,124	$132,487
Ratio to average net assets of:
Expenses	0.65%	*	0.64%	0.61%	0.61%	(d)	0.63%	0.67%
Net investment income	0.59%	*	0.77%	1.61%	1.75%	(d)	2.42%	2.98%
Portfolio turnover rate	22%		54%	32%	30%		45%	103%

See Footnote Summary on page 47.

See Notes to Financial Statements.

38	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08
Net asset value, beginning of period	$12.58	$12.55	$12.62	$12.68	$12.53	$12.49

Income from investment operations
Investment income, net†	0.02	0.06	0.13	0.21	0.34	0.35
Net realized and unrealized gain (loss) on investment transactions	(0.01)	0.04	(0.04)	0.01	0.15	0.05

Total from investment operations	0.01	0.10	0.09	0.22	0.49	0.40

Less dividends and distributions:
Dividends from tax-exempt net investment income	(0.02)	(0.07)	(0.13)	(0.21)	(0.34)	(0.36)
Distributions from net realized gain on investment transactions	(0.02)	0	(0.03)	(0.07)	0	0

Total dividends and distributions	(0.04)	(0.07)	(0.16)	(0.28)	(0.34)	(0.36)

Net asset value, end of period	$12.55	$12.58	$12.55	$12.62	$12.68	$12.53

Total return (a)	0.12%	0.76%	0.74%	1.77%	3.95%	3.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$76,034	$100,149	$121,747	$144,606	$109,040	$141,225
Average net assets (000 omitted)	$84,052	$103,813	$127,326	$127,870	$119,438	$106,703
Ratio to average net assets of:
Expenses	0.68% *	0.67%	0.63%	0.65% (d)	0.65%	0.69%
Net investment income	0.39% *	0.51%	1.08%	1.66% (d)	2.68%	2.81%
Portfolio turnover rate	15%	45%	81%	64%	52%	134%

See Footnote Summary on page 47.

See Notes to Financial Statements.

2013 Semi-Annual Report	39

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08
Net asset value, beginning of period	$12.74	$12.70	$12.69	$12.68		$12.53	$12.50

Income from investment operations
Investment income, net†	0.04	0.10	0.17	0.21		0.32	0.38
Net realized and unrealized gain (loss) on investment transactions	(0.03)	0.05	0.01	0.01		0.16	0.04

Total from investment operations	0.01	0.15	0.18	0.22		0.48	0.42

Less dividends and distributions:
Dividends from tax-exempt net investment income	(0.03)	(0.10)	(0.16)	(0.21)		(0.33)	(0.39)
Distributions from net realized gain on investment transactions	(0.06)	(0.01)	(0.01)	0		0	0

Total dividends and distributions	(0.09)	(0.11)	(0.17)	(0.21)		(0.33)	(0.39)

Net asset value, end of period	$12.66	$12.74	$12.70	$12.69		$12.68	$12.53

Total return (a)	0.11%	1.18%	1.42%	1.75%		3.85%	3.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$330,929	$394,515	$418,586	$591,202		$457,515	$328,867
Average net assets (000 omitted)	$350,840	$437,015	$515,306	$556,818		$368,993	$277,346
Ratio to average net assets of:
Expenses	0.62% *	0.59%	0.62%	0.62%	(d)	0.62%	0.64%
Net investment income	0.62% *	0.80%	1.31%	1.65%	(d)	2.55%	3.05%
Portfolio turnover rate	26%	51%	39%	23%		54%	94%

See Footnote Summary on page 47.

See Notes to Financial Statements.

40	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08
Net asset value, beginning of period	$14.66	$14.42	$14.53	$14.36	$13.61	$13.83

Income from investment operations:
Investment income, net†	0.20	0.43	0.44	0.44	0.46	0.47
Net realized and unrealized gain (loss) on investment transactions	(0.13)	0.24	(0.06)	0.20	0.79	(0.22)

Total from investment operations	0.07	0.67	0.38	0.64	1.25	0.25

Less dividends and distributions:
Dividends from tax-exempt net investment income	(0.19)	(0.43)	(0.44)	(0.44)	(0.46)	(0.47)
Distributions from net realized gain on investment transactions	(0.01)	0	(0.05)	(0.03)	(0.04)	0

Total dividends and distributions	(0.20)	(0.43)	(0.49)	(0.47)	(0.50)	(0.47)

Net asset value, end of period	$14.53	$14.66	$14.42	$14.53	$14.36	$13.61

Total return (a)	0.50%	4.69%	2.74%	4.55%	9.42%	1.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,428,707	$1,498,388	$1,579,981	$1,745,720	$1,692,410	$1,817,154
Average net assets (000 omitted)	$1,458,293	$1,541,811	$1,652,024	$1,752,608	$1,643,093	$1,828,067
Ratio to average net assets of:
Expenses	0.61% *	0.61%	0.61%	0.61% (d)	0.61%	0.61%
Net investment income	2.68% *	2.93%	3.09%	3.05% (d)	3.33%	3.38%
Portfolio turnover rate	11%	14%	14%	18%	19%	24%

See Footnote Summary on page 47.

See Notes to Financial Statements.

2013 Semi-Annual Report	41

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	CALIFORNIA MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08
Net asset value, beginning of period	$14.91	$14.62	$14.85	$14.55	$13.96	$14.18

Income from investment operations:
Investment income, net†	0.20	0.45	0.46	0.47	0.48	0.48
Net realized and unrealized gain (loss) on investment transactions	(0.15)	0.29	(0.08)	0.34	0.63	(0.22)

Total from investment operations	0.05	0.74	0.38	0.81	1.11	0.26

Less dividends and distributions:
Dividends from tax-exempt net investment income	(0.20)	(0.45)	(0.46)	(0.47)	(0.48)	(0.48)
Distributions from net realized gain on investment transactions	0	0	(0.15)	(0.04)	(0.04)	0

Total dividends and distributions	(0.20)	(0.45)	(0.61)	(0.51)	(0.52)	(0.48)

Net asset value, end of period	$14.76	$14.91	$14.62	$14.85	$14.55	$13.96

Total return (a)	0.36%	5.11%	2.70%	5.71%	8.09%	1.83%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$961,461	$991,764	$1,031,911	$1,103,565	$1,154,961	$1,363,736
Average net assets (000 omitted)	$980,689	$1,026,677	$1,059,794	$1,163,905	$1,186,613	$1,414,368
Ratio to average net assets of:
Expenses	0.63% *	0.63%	0.63%	0.63% (d)	0.63%	0.62%
Net investment income	2.75% *	3.03%	3.19%	3.23% (d)	3.39%	3.38%
Portfolio turnover rate	5%	15%	14%	33%	14%	26%

See Footnote Summary on page 47.

See Notes to Financial Statements.

42	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08
Net asset value, beginning of period	$14.92	$14.65	$14.75	$14.53	$13.81	$14.00

Income from investment operations:
Investment income, net†	0.19	0.41	0.45	0.45	0.48	0.48
Net realized and unrealized gain (loss) on investment transactions	(0.13)	0.29	(0.03)	0.25	0.73	(0.19)

Total from investment operations	0.06	0.70	0.42	0.70	1.21	0.29

Less dividends and distributions:
Dividends from tax-exempt net investment income	(0.19)	(0.42)	(0.45)	(0.46)	(0.48)	(0.48)
Distributions from net realized gain on investment transactions	(0.02)	(0.01)	(0.07)	(0.02)	(0.01)	0

Total dividends and distributions	(0.21)	(0.43)	(0.52)	(0.48)	(0.49)	(0.48)

Net asset value, end of period	$14.77	$14.92	$14.65	$14.75	$14.53	$13.81

Total return (a)	0.44%	4.81%	2.96%	4.90%	8.96%	2.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$4,462,068	$4,684,176	$4,907,931	$5,129,063	$4,942,157	$5,065,599
Average net assets (000 omitted)	$4,587,577	$4,839,804	$4,991,204	$5,176,769	$4,716,436	$5,052,989
Ratio to average net assets of:
Expenses	0.56% *	0.56%	0.56%	0.56% (d)	0.57%	0.57%
Net investment income	2.62% *	2.79%	3.08%	3.10% (d)	3.39%	3.38%
Portfolio turnover rate	6%	16%	18%	21%	12%	28%

See Footnote Summary on page 47.

See Notes to Financial Statements.

2013 Semi-Annual Report	43

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO
	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08
Net asset value, beginning of period	$12.73	$12.82	$12.89	$12.70		$12.47	$12.47

Income from investment operations
Investment income, net†	0 (c)	0.02	0.09	0.10		0.24	0.43
Net realized and unrealized gain (loss) on investment transactions	(0.04)	0.05	0.02	0.22		0.25	0.01

Total from investment operations	(0.04)	0.07	0.11	0.32		0.49	0.44

Less dividends and distributions:
Dividends from taxable net investment income	(0.05)	(0.07)	(0.13)	(0.13)		(0.26)	(0.44)
Distributions from net realized gain on investment transactions	(0.03)	(0.09)	(0.05)	0		0	0

Total dividends and distributions	(0.08)	(0.16)	(0.18)	(0.13)		(0.26)	(0.44)

Net asset value, end of period	$12.61	$12.73	$12.82	$12.89		$12.70	$12.47

Total return (a)	(0.33)%	0.55%	0.87%	2.55%		3.96%	3.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$73,671	$111,263	$130,219	$163,015		$172,741	$116,067
Average net assets (000 omitted)	$103,280	$126,795	$149,555	$175,298		$163,493	$94,678
Ratio to average net assets of:
Expenses	0.70% *	0.68%	0.64%	0.64%	(d)	0.63%	0.73%
Net investment income	0.01% *	0.14%	0.67%	0.81%	(d)	1.90%	3.43%
Portfolio turnover rate	54%	95%	170%	181%		312%	143%

See Footnote Summary on page 47.

See Notes to Financial Statements.

44	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION PLUS PORTFOLIO SHORT DURATION PLUS CLASS

	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08
Net asset value, beginning of period	$11.91	$11.89	$11.92	$11.65		$11.45	$12.24

Income from investment operations:
Investment income, net†	0.02	0.06	0.12	0.20		0.35	0.46
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.04)	0.06	(0.01)	0.29		0.22	(0.77)

Total from investment operations	(0.02)	0.12	0.11	0.49		0.57	(0.31)

Less dividends:
Dividends from taxable net investment income	(0.06)	(0.10)	(0.14)	(0.22)		(0.37)	(0.48)

Net asset value, end of period	$11.83	$11.91	$11.89	$11.92		$11.65	$11.45

Total return (a)	(0.20)%	1.04%	0.96%	4.29%	**	5.08%	(2.61)% **

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$453,194	$549,979	$629,603	$534,551		$424,137	$369,337
Average net assets (000 omitted)	$509,443	$544,248	$624,052	$481,956		$367,415	$342,890
Ratio to average net assets of:
Expenses	0.61% *	0.62%	0.60%	0.62%	(d)	0.63%	0.64%
Net investment income	0.35% *	0.47%	0.99%	1.69%	(d)	3.08%	3.88%
Portfolio turnover rate	72%	134%	99%	107%		176%	116%

See Footnote Summary on page 47.

See Notes to Financial Statements.

2013 Semi-Annual Report	45

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERMEDIATE DURATION PORTFOLIO

	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08
Net asset value, beginning of period	$14.24	$14.16	$14.13	$13.18		$12.25	$13.11

Income from investment operations
Investment income, net†	0.17	0.36	0.50	0.54		0.60	0.62
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.09)	0.41	0.18	0.97		1.07	(0.80)
Contributions from Adviser	0 (c)	0	0	0		0	0

Total from investment operations	0.08	0.77	0.68	1.51		1.67	(0.18)

Less dividends and distributions:
Dividends from taxable net investment income	(0.22)	(0.38)	(0.50)	(0.56)		(0.62)	(0.68)
Distributions from net realized gain on investment transactions	(0.11)	(0.31)	(0.15)	0		(0.12)	0

Total dividends and distributions	(0.33)	(0.69)	(0.65)	(0.56)		(0.74)	(0.68)

Net asset value, end of period	$13.99	$14.24	$14.16	$14.13		$13.18	$12.25

Total return (a)	0.55%	5.65% ***	5.09%	11.68%		14.41% **	(1.53)% ^**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$4,429,593	$4,821,926	$5,159,683	$5,375,563		$5,007,391	$4,886,527
Average net assets (000 omitted)	$4,631,025	$4,944,151	$5,261,269	$5,305,650		$4,463,855	$5,220,966
Ratio to average net assets of:
Expenses	0.57% *	0.57%	0.56%	0.56%	(d)	0.57%	0.57%
Net investment income	2.44% *	2.56%	3.55%	3.99%	(d)	4.96%	4.75%
Portfolio turnover rate	78%	154%	110%	90%		82%	95%

See Footnote Summary on page 47.

See Notes to Financial Statements.

46	Sanford C. Bernstein Fund, Inc.

*	Annualized.
**	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Intermediate Duration Portfolio for the six months ended March 31, 2013 and the years ended September 30, 2009 and September 30, 2008 by 0.01% , 0.01% and 0.02%, respectively and of the Short Duration Plus Portfolio for the years ended September 30, 2010 and September 30, 2008 by 0.01% and 0.05%, respectively.
***	Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.10% for the year ended September 30, 2012.
^	The total return for the Intermediate Duration Portfolio includes the impact of losses resulting from swap counterparty exposure to Lehman Brothers, which detracted from the performance of the Portfolio for the year ended September 30, 2008 by (.16)%.
†	Based on average shares outstanding.
‡	Net of fees and expenses waived by the Adviser.
(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(b)	This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the applicable portfolio transaction fee. Effective May 2, 2005 the portfolio transaction fee payable when shares of the Portfolio are purchased or sold was reduced from 2.00% to 1.00%. Total return to a shareholder for the six months ending March 31, 2013 and years ending September 30, 2012, September 30, 2011, September 30, 2010, September 30, 2009 and September 30, 2008, without taking into account these transaction fees would have been 2.48%, 12.34%, (21.38)%, 18.55%, 15.85% and (34.93)%, respectively.
(c)	Amount is less than $.005.
(d)	The ratio includes expenses attributable to costs of proxy solicitation.

See Notes to Financial Statements.

2013 Semi-Annual Report	47

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 18 portfolios (“Portfolios”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED
International	International Class, Class A, Class B and Class C
Tax-Managed International	Tax-Managed International Class, Class A, Class B and Class C
Emerging Markets	Emerging Markets Class

FIXED INCOME MUNICIPAL PORTFOLIOS
Short Duration New York Municipal	Short Duration New York Municipal Class
Short Duration California Municipal	Short Duration California Municipal Class
Short Duration Diversified Municipal	Short Duration Diversified Municipal Class

INTERMEDIATE MUNICIPAL PORTFOLIOS
New York Municipal	Municipal Class, Class A, Class B and Class C
California Municipal	Municipal Class, Class A, Class B and Class C
Diversified Municipal	Municipal Class, Class A, Class B and Class C

FIXED INCOME TAXABLE PORTFOLIOS
U.S. Government Short Duration	U.S. Government Short Duration Class
Short Duration Plus	Short Duration Plus Class, Class A, Class B and Class C
Intermediate Duration	Intermediate Duration Class

OVERLAY PORTFOLIOS*
Overlay A	Class 1 and Class 2
Tax-Aware Overlay A	Class 1 and Class 2
Overlay B	Class 1 and Class 2
Tax-Aware Overlay B	Class 1 and Class 2
Tax-Aware Overlay C	Class 1 and Class 2
Tax-Aware Overlay N	Class 1 and Class 2

*	The Overlay Portfolios commenced operations on February 8, 2010.

Each Portfolio has its own investment objectives. This report relates only to the International Equity Portfolios, Fixed Income Taxable Portfolios, Fixed Income Municipal Portfolios and Intermediate Municipal Portfolios. The financial statements of the Overlay Portfolios and the financial highlights of Class A, Class B and Class C Shares (collectively “Retail Classes”) of International, Tax-Managed International, New York Municipal, California Municipal, Diversified Municipal and Short Duration Plus Portfolios are presented in separate financial reports. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

48	Sanford C. Bernstein Fund, Inc.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note A above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads,

2013 Semi-Annual Report	49

Notes to Financial Statements (continued)

default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

50	Sanford C. Bernstein Fund, Inc.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2013:

INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$20,230,271	$352,046,020	$0	$372,276,291
Consumer Discretionary	25,124,140	248,959,963	0	274,084,103
Consumer Staples	18,662,037	169,083,579	0	187,745,616
Industrials	7,308,750	160,718,316	0	168,027,066
Health Care	0	111,021,140	0	111,021,140
Materials	8,429,150	71,144,098	0	79,573,248
Telecommunication Services	4,152,570	71,103,871	0	75,256,441
Energy	5,776,662	67,362,888	0	73,139,550
Information Technology	16,998,231	52,955,882	0	69,954,113
Utilities	290,931	44,440,103	0	44,731,034
Warrants	712,304	333,234	31,360,713	32,406,251
Corporates—Non-Investment Grades	0	0	3,768,784	3,768,784
Rights	277,802	0	0	277,802
Short-Term Investments	0	17,268,616	0	17,268,616
Total Investments in Securities	107,962,848	1,366,437,710+	35,129,497	1,509,530,055
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	0	1,371,676	0	1,371,676
Liabilities:
Forward Currency Exchange Contracts	0	(8,175,664)	0	(8,175,664)
Total (a)++	$107,962,848	$1,359,633,722	$35,129,497	$1,502,726,067

TAX-MANAGED INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$46,502,450	$816,889,460	$0	$863,391,910
Consumer Discretionary	59,343,482	578,897,028	0	638,240,510
Consumer Staples	43,500,923	392,101,572	0	435,602,495
Industrials	16,693,273	380,166,274	0	396,859,547
Health Care	0	264,684,139	0	264,684,139
Materials	19,148,355	171,737,153	0	190,885,508
Telecommunication Services	9,284,031	164,847,078	0	174,131,109
Energy	13,010,669	145,934,129	0	158,944,798
Information Technology	38,474,355	114,532,807	0	153,007,162
Utilities	671,007	101,223,362	0	101,894,369
Warrants	1,642,901	764,983	75,223,506	77,631,390
Corporates—Non-Investment Grades	0	0	8,692,557	8,692,557
Rights	624,204	0	0	624,204
Total Investments in Securities	248,895,650	3,131,777,985+	83,916,063	3,464,589,698

2013 Semi-Annual Report	51

Notes to Financial Statements (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3		TOTAL
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	0	48,166,426		0		48,166,426
Liabilities:
Forward Currency Exchange Contracts	0	(31,661,967)		0		(31,661,967)
Total (b)++	$248,895,650	$3,148,282,444		$83,916,063		$3,481,094,157

EMERGING MARKETS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3		TOTAL
Assets:
Common Stocks:
Financials	$92,414,350	$236,192,528		$0		$328,606,878
Information Technology	25,067,629	190,588,938		0		215,656,567
Consumer Discretionary	47,417,608	135,104,129		0		182,521,737
Energy	44,191,424	88,278,004		0		132,469,428
Consumer Staples	46,527,234	61,919,547		0		108,446,781
Materials	11,798,919	84,223,544		322,554		96,345,017
Industrials	14,060,517	34,050,834		0		48,111,351
Health Care	7,495,035	21,575,711		0		29,070,746
Utilities	16,158,624	7,798,505		0		23,957,129
Telecommunication Services	3,913,986	10,408,705		0		14,322,691
Warrants	330,040	1,565,315		9,697,712		11,593,067
Corporates—Non-Investment Grades	0	0		1,746,237		1,746,237
Short-Term Investments	0	7,562,199		0		7,562,199
Total Investments in Securities	309,375,366	879,267,959	+	11,766,503		1,200,409,828
Other Financial Instruments*	0	0		0		0
Total (c)(d)	$309,375,366	$879,267,959		$11,766,503		$1,200,409,828

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$97,539,576		$2,543,772	^	$100,083,348
Corporates—Investment Grades	0	5,285,033		0		5,285,033
Short-Term Investments	0	4,953,769		0		4,953,769
Total Investments in Securities	0	107,778,378		2,543,772		110,322,150
Other Financial Instruments*	0	0		0		0
Total##	$0	$107,778,378		$2,543,772		$110,322,150

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$71,469,138		$853,128	^	$72,322,266
Short-Term Municipal Notes	0	3,400,000		0		3,400,000
Corporates—Investment Grades	0	1,542,504		0		1,542,504
Short-Term Investments	0	2,577,842		0		2,577,842
Total Investments in Securities	0	78,989,484		853,128		79,842,612

52	Sanford C. Bernstein Fund, Inc.

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Other Financial Instruments*	0	0	0		0
Total##	$0	$78,989,484	$853,128		$79,842,612

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$298,610,110	$4,599,526	^	$303,209,636
Short-Term Municipal Notes	0	7,000,000	0		7,000,000
Corporates—Investment Grades	0	15,424,887	0		15,424,887
Short-Term Investments	0	1,628,776	0		1,628,776
Total Investments in Securities	0	322,663,773	4,599,526		327,263,299
Other Financial Instruments*	0	0	0		0
Total##	$0	$322,663,773	$4,599,526		$327,263,299

NEW YORK MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$1,707,316,190	$37,216,767	^	$1,744,532,957
Corporates—Investment Grades	0	12,640,578	0		12,640,578
Short-Term Investments	0	20,676,476	0		20,676,476
Total Investments in Securities	0	1,740,633,244	37,216,767		1,777,850,011
Other Financial Instruments*	0	0	0		0
Total##	$0	$1,740,633,244	$37,216,767		$1,777,850,011

CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$967,797,932	$18,510,537	^	$986,308,469
Short-Term Municipal Notes	0	96,000,000	0		96,000,000
Corporates—Investment Grades	0	32,735,073	0		32,735,073
Short-Term Investments	0	194,090	0		194,090
Total Investments in Securities	0	1,096,727,095	18,510,537		1,115,237,632
Other Financial Instruments*	0	0	0		0
Total##	$0	$1,096,727,095	$18,510,537		$1,115,237,632

DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$4,919,366,016	$60,290,375	^	$4,979,656,391
Corporates—Investment Grades	0	217,606,519	0		217,606,519
Short-Term Investments	0	191,253,345	0		191,253,345
Total Investments in Securities	0	5,328,225,880	60,290,375		5,388,516,255
Other Financial Instruments*	0	0	0		0
Total**	$0	$5,328,225,880	$60,290,375		$5,388,516,255

2013 Semi-Annual Report	53

Notes to Financial Statements (continued)

U.S. GOVERNMENT SHORT DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Governments—Treasuries	$0	$41,566,664	$0	$41,566,664
Mortgage Pass-Throughs	0	28,082,001	0	28,082,001
Collateralized Mortgage Obligations	0	4,962,530	0	4,962,530
Total Investments in Securities	0	74,611,195	0	74,611,195
Other Financial Instruments*:
Assets:
Futures Contracts	1,291	0	0	1,291	#
Liabilities:
Futures Contracts	(57,304)	0	0	(57,304	)#
Total##	$(56,013)	$74,611,195	$0	$74,555,182

SHORT DURATION PLUS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Mortgage Pass-Throughs	$0	$199,108,474	$0	$199,108,474
Asset-Backed Securities	0	76,737,940	4,801,439^	81,539,379
Governments—Treasuries	0	80,800,046	0	80,800,046
Corporates—Investment Grades	2,640,000	76,347,634	0	78,987,634
Commercial Mortgage-Backed Securities	0	72,004,517	6,345,107	78,349,624
Collateralized Mortgage Obligations	0	15,262,686	1,095,671	16,358,357
Governments—Sovereign Agencies	0	3,414,990	0	3,414,990
Covered Bonds	0	1,867,746	0	1,867,746
Total Investments in Securities	2,640,000	525,544,033	12,242,217	540,426,250
Other Financial Instruments*:
Assets	0	0	0	0
Liabilities:
Futures Contracts	(318,543)	0	0	(318,543	) #
Forward Currency Exchange Contracts	0	(15,097)	0	(15,097)
Total##	$2,321,457	$525,528,936	$12,242,217	$540,092,610

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporates—Investment Grades	$6,890,108	$1,351,855,383	$0	$1,358,745,491
Mortgage Pass-Throughs	0	1,086,545,245	0	1,086,545,245
Governments—Treasuries	0	636,003,854	0	636,003,854
Asset-Backed Securities	0	535,115,851	34,979,245	570,095,096
Commercial Mortgage-Backed Securities	11,608,046	292,332,641	38,014,162	341,954,849
Agencies	0	321,350,342	0	321,350,342
Corporates—Non-Investment Grades	0	69,359,837	0	69,359,837
Quasi-Sovereigns	0	59,821,317	0	59,821,317
Governments—Sovereign Bonds	0	28,193,407	0	28,193,407
Local Governments—Municipal Bonds	0	12,333,349	0	12,333,349
Collateralized Mortgage Obligations	0	1,386,737	5,497,523	6,884,260
Bank Loans	0	0	1,740,000^	1,740,000
Short-Term Investments:
Repurchase Agreements	0	270,000,000	0	270,000,000
Time Deposit	0	167,878,758	0	167,878,758
Treasury Bill	0	132,784,478	0	132,784,478
Total Investments in Securities	18,498,154	4,964,961,199	80,230,930	5,063,690,283

54	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Other Financial Instruments*:
Assets:
Futures Contracts	1,742	0	0	1,742 #
Forward Currency Exchange Contracts	0	419,921	0	419,921
Credit Default Swap Contracts	0	412,344	0	412,344
Liabilities:
Forward Currency Exchange Contracts	0	(1,215,598)	0	(1,215,598)
Interest Rate Swap Contracts	0	(1,944,645)	0	(1,944,645)
Total**	$18,499,896	$4,962,633,221	$80,230,930	$5,061,364,047

^	The Portfolio held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

(a)	An amount of $10,008,982 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period. An amount of $12,808,093 was transferred from Level 1 to Level 2 due decrease in trading volume the reporting period.

(b)	An amount of $23,289,229 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period. An amount of $24,201,048 was transferred from Level 1 to Level 2 due decrease in trading volume the reporting period.

(c)	An amount of $30,019,152 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period. An amount of $103,813,592 was transferred from Level 1 to Level 2 due decrease in trading volume the reporting period.

(d)	An amount of $14,599,344 was transferred from Level 2 to Level 1 due to increase in volume during the reporting period.

**	There were de minimis transfers under 1% of net assets from Level 1 to Level 2 during the reporting period.

++	There were de minimis transfers under 1% of net assets from Level 2 to Level 1 during the reporting period.

##	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

INTERNATIONAL PORTFOLIO	WARRANTS	CORPORATES - NON-INVESTMENT GRADES	TOTAL
Balance as of 9/30/12	$25,650,404	$0	$25,650,404
Accrued discounts/(premiums)	0	5,693	5,693
Realized gain (loss)	690,080	0	690,080
Change in unrealized appreciation/depreciation	2,231,636	(26,559)	2,205,077
Purchases	10,394,419	3,789,650	14,184,069
Sales	(7,605,826)	0	(7,605,826)
Transfers in to Level 3	0	0	0
Transfers out of Level 3	0	0	0

Balance as of 3/31/13	$31,360,713	$3,768,784	$35,129,497

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/13*	$2,231,636	$(26,559)	$2,205,077

2013 Semi-Annual Report	55

Notes to Financial Statements (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO	WARRANTS	CORPORATES - NON-INVESTMENT GRADES	TOTAL
Balance as of 9/30/12	$59,928,917	$0	$59,928,917
Accrued discounts/(premiums)	0	13,130	13,130
Realized gain (loss)	1,077,025	0	1,077,025
Change in unrealized appreciation/depreciation	5,394,292	(61,257)	5,333,035
Purchases	19,923,984	8,740,684	28,664,668
Sales	(11,100,712)	0	(11,100,712)
Transfers in to Level 3	0	0	0
Transfers out of Level 3	0	0	0

Balance as of 3/31/13	$75,223,506	$8,692,557	$83,916,063

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/13*	$5,394,292	$(61,257)	$5,333,035

EMERGING MARKETS PORTFOLIO	MATERIALS	WARRANTS	CORPORATES - NON-INVESTMENT GRADES	TOTAL
Balance as of 9/30/12	$322,826	$9,648,575	$0	$9,971,401
Accrued discounts/(premiums)	0	0	2,638	2,638
Realized gain (loss)	0	(55,036)	0	(55,036)
Change in unrealized appreciation/depreciation	(272)	(217,131)	(12,306)	(229,709)
Purchases	0	1,052,589	1,755,905	2,808,494
Sales	0	(731,285)	0	(731,285)
Transfers in to Level 3	0	0	0	0
Transfers out of Level 3	0	0	0	0

Balance as of 3/31/13	$322,554	$9,697,712	$1,746,237	$11,766,503

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/13*	$(272)	$(217,131)	$(12,306)	$(229,709)

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS^	TOTAL
Balance as of 9/30/12	$4,091,675	$4,091,675
Accrued discounts/(premiums)	4,050	4,050
Realized gain (loss)	(18,035)	(18,035)
Change in unrealized appreciation/depreciation	(5,918)	(5,918)
Purchases	0	0
Sales	(1,528,000)	(1,528,000)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/13	$2,543,772	$2,543,772

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/13*	$(6,107)	$(6,107)

56	Sanford C. Bernstein Fund, Inc.

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS^	TOTAL
Balance as of 9/30/12	$960,572	$960,572
Accrued discounts/(premiums)	(104)	(104)
Realized gain (loss)	0	0
Change in unrealized appreciation/depreciation	2,660	2,660
Purchases	0	0
Sales	(110,000)	(110,000)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/13	$853,128	$853,128

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/13*	$2,660	$2,660

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS^	TOTAL
Balance as of 9/30/12	$5,784,127	$5,784,127
Accrued discounts/(premiums)	(20,737)	(20,737)
Realized gain (loss)	(25,139)	(25,139)
Change in unrealized appreciation/depreciation	(20,577)	(20,577)
Purchases	1,116,852	1,116,852
Sales	(2,235,000)	(2,235,000)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/13	$4,599,526	$4,599,526

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/13*	$(20,977)	$(20,977)

NEW YORK MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS^	TOTAL
Balance as of 9/30/12	$50,438,308	$50,438,308
Accrued discounts/(premiums)	(105,587)	(105,587)
Realized gain (loss)	6,604	6,604
Change in unrealized appreciation/depreciation	(228,597)	(228,597)
Purchases	0	0
Sales	(12,893,961)	(12,893,961)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/13	$37,216,767	$37,216,767

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/13*	$(273,705)	$(273,705)

CALIFORNIA MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/12	$23,189,725	$23,189,725
Accrued discounts/(premiums)	110,332	110,332
Realized gain (loss)	0	0
Change in unrealized appreciation/depreciation	138,256	138,256
Purchases	4,282,224	4,282,224
Sales	(9,210,000)	(9,210,000)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/13	$18,510,537	$18,510,537

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/13*	$40,877	$40,877

2013 Semi-Annual Report	57

Notes to Financial Statements (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS^	TOTAL
Balance as of 9/30/12	$78,185,467	$78,185,467
Accrued discounts/(premiums)	32,917	32,917
Realized gain (loss)	(583,590)	(583,590)
Change in unrealized appreciation/depreciation	800,881	800,881
Purchases	0	0
Sales	(18,145,300)	(18,145,300)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/13	$60,290,375	$60,290,375

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/13*	$(142,909)	$(142,909)

SHORT DURATION PLUS PORTFOLIO	ASSET- BACKED SECURITIES^	COMMERCIAL MORTGAGE- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	TOTAL
Balance as of 9/30/12	$9,177,230	$6,800,534	$1,188,125	$17,165,889
Accrued discounts/(premiums)	356	(171)	14	199
Realized gain (loss)	8,973	(1,726)	281	7,528
Change in unrealized appreciation/depreciation	(22,407)	90,483	13,524	81,600
Purchases	0	0	0	0
Sales	(2,011,135)	(544,013)	(106,273)	(2,661,421)
Transfers in to Level 3	0	0	0	0
Transfers out of Level 3	(2,351,578)	0	0	(2,351,578)

Balance as of 3/31/13+	$4,801,439	$6,345,107	$1,095,671	$12,242,217

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/13*	$(22,266)	$90,483	$13,524	$81,741

INTERMEDIATE DURATION PORTFOLIO	ASSET- BACKED SECURITIES	COMMERCIAL MORTGAGE- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	BANK LOANS^
Balance as of 9/30/12	$65,762,852	$24,284,893	$9,583,522	$1,789,207
Accrued discounts/(premiums)	828	(134,795)	1,540	1,489
Realized gain (loss)	(14,157,836)	774,452	(971,799)	(1,079,164)
Change in unrealized appreciation/depreciation	14,043,331	(580,511)	955,256	1,146,204
Purchases	0	26,762,144	0	0
Sales	(11,575,918)	(13,092,021)	(2,685,860)	(117,736)
Transfers in to Level 3	0	0	0	0
Transfers out of Level 3	(19,094,012)	0	(1,385,136)	0

Balance as of 3/31/13+	$34,979,245	$38,014,162	$5,497,523	$1,740,000

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/13*	$(77,573)	$(580,511)	$(11,969)	$40,000

58	Sanford C. Bernstein Fund, Inc.

	WARRANTS^^	TOTAL
Balance as of 9/30/12	$0	$101,420,474
Accrued discounts/(premiums)	0	(130,938)
Realized gain (loss)	0	(15,434,347)
Change in unrealized appreciation/depreciation	0	15,564,280
Purchases	0	26,762,144
Sales	0	(27,471,535)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	(20,479,148)

Balance as of 3/31/13	$0	$80,230,930

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/13*	$0	$(630,053)

^	The Portfolio held a security with zero market value at period end.

+	There were de minimis transfers under 1% of net assets during the reporting period.

^^	The Portfolio held securities with zero market value that were sold during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Portfolios with material categories of Level 3 investments at March 31, 2013:

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS

INTERNATIONAL PORTFOLIO

	FAIR VALUE AT 3/31/2013	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE
Warrants	$31,360,713	Indicative Market Quotations	Broker Quote	$0.12 - $840.67
Corporates—Non-Investment Grades	3,768,784	Indicative Market Quotations	Broker Quote	$93.95

TAX-MANAGED INTERNATIONAL PORTFOLIO

	FAIR VALUE AT 3/31/2013	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE
Warrants	$75,223,506	Indicative Market Quotations	Broker Quote	$93.95
Corporates Non-Investment Grades	8,692,557	Indicative Market Quotations	Broker Quote	$0.12 - $840.67

2013 Semi-Annual Report	59

Notes to Financial Statements (continued)

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	FAIR VALUE AT 3/31/2013	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE
Long-Term Municipal Bonds	$2,543,772	Third Party Vendor	Evaluated Quotes	$0.00 - $105.24
	0	Qualitative Assessment		$0.00

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

	FAIR VALUE AT 3/31/2013	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE
Long-Term Municipal Bonds	$853,128	Third Party Vendor	Evaluated Quotes	$30.00 - $109.30
	0	Qualitative Assessment		$0.00

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	FAIR VALUE AT 3/31/2013	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE
Long-Term Municipal Bonds	$4,599,526	Third Party Vendor	Evaluated Quotes	$25.50 - $109.30
	0	Qualitative Assessment		$0.00

NEW YORK MUNICIPAL PORTFOLIO

	FAIR VALUE AT 3/31/2013	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE
Long-Term Municipal Bonds	$37,216,767	Third Party Vendor	Evaluated Quotes	$0.00 - $109.30
	0	Qualitative Assessment		$0.00

CALIFORNIA MUNICIPAL PORTFOLIO

	FAIR VALUE AT 3/31/2013	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE
Long-Term Municipal Bonds	$18,510,537	Third Party Vendor	Evaluated Quotes	$0.00 - $111.88
	0	Qualitative Assessment		$0.00

DIVERSIFIED MUNICIPAL PORTFOLIO

	FAIR VALUE AT 3/31/2013	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE
Long-Term Municipal Bonds	$60,290,375	Third Party Vendor	Evaluated Quotes	$30.00 - $137.06
	0	Qualitative Assessment		$0.00

60	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO

	FAIR VALUE AT 3/31/2013	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE
Asset-Backed Securities	$4,801,439	Third Party Vendor	Evaluated Quotes	$96.14 - $102.32
	0	Qualitative Assessment		$0.00
Commercial Mortgage-Backed Securities	6,345,107	Third Party Vendor	Evaluated Quotes	$83.81 - $100.89
Collateralized Mortgage Obligations	1,095,671	Third Party Vendor	Evaluated Quotes	$93.00 - $102.18

INTERMEDIATE DURATION PORTFOLIO

	FAIR VALUE AT 3/31/2013	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE
Asset-Backed Securities	$34,979,245	Third Party Vendor	Evaluated Quotes	$87.90 - $102.32
Commercial Mortgage-Backed Securities	38,014,162	Third Party Vendor	Evaluated Quotes	$97.46 - $114.83
Collateralized Mortgage Obligations	5,497,523	Third Party Vendor	Evaluated Quotes	$96.38
Bank Loans	1,740,000	Third Party Vendor	Evaluated Quotes	$87.00
	0	Qualitative Assessment		$0.00

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

2013 Semi-Annual Report	61

Notes to Financial Statements (continued)

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2012, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

62	Sanford C. Bernstein Fund, Inc.

H.	Distribution of Income and Gains

Net investment income of each Portfolio except the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Dividends from net investment income, if any, of the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

I.	Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

J.	Portfolio Transaction Fee

The Emerging Markets Portfolio imposes a 1.00% fee on purchases and redemptions. This fee is retained by the Portfolio and is included in the financial statements as a component of additional paid-in capital.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
PORTFOLIO		FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
International		0.925%	0.850%	0.800%	0.750%	0.650%

	FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Tax-Managed International	0.925%	0.850%	0.800%	0.750%	0.650%	0.600%

		FIRST $1 BILLION	NEXT $1 BILLION	NEXT $1 BILLION	NEXT $3 BILLION	THEREAFTER
Emerging Markets		1.175%	1.050%	1.000%	0.900%	0.850%

2013 Semi-Annual Report	63

Notes to Financial Statements (continued)

	FIRST $750 MILLION	THEREAFTER
Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, U.S. Government Short Duration and Short Duration Plus	0.450%	0.400%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
New York Municipal and California Municipal		0.500%	0.450%	0.400%	0.350%

	FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Diversified Municipal* and Intermediate Duration	0.500%	0.450%	0.400%	0.350%	0.300%

*	Prior to October 21, 2010, Diversified Municipal Portfolio’s advisory fee rates were 0.500% for the first billion, 0.450% for the next 2 billion, 0.400% for the next 2 billion and 0.350% thereafter of average daily net assets.

The Adviser has agreed to voluntarily waive the annual investment management fees of the International, Tax-Managed International and Emerging Markets Portfolios by an amount equal to .05% per annum of the respective net assets of the Portfolios, effective November 1, 2011. For the period ending March 31, 2013, such waivers amounted to $377,339, $870,297 and $307,592, respectively.

During the six months ended March 31, 2013, the Adviser reimbursed the Intermediate Duration Portfolio $725 for trading losses incurred due to trade entry errors.

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. The Shareholder Servicing Agreement does not apply to the Retail Classes. Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio except the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio to the Adviser for services is .10 of 1%, annualized, of the average daily net assets of each Portfolio during the month, and the fee paid by the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio for services is .25 of 1%, annualized, of the average daily net assets of each Portfolio during the month.

Under a Transfer Agency Agreement between the Sanford C. Bernstein Fund, Inc., on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the six months ended March 31, 2013, the compensation retained by ABIS amounted to: International Portfolio, $10,169; Tax-Managed International Portfolio, $6,258; New York Municipal Portfolio, $17,923; California Municipal Portfolio, $9,000; Diversified Municipal Portfolio, $36,799; and Short Duration Plus Portfolio, $14,013.

C.	Distribution Arrangements—the Funds Except the Retail Classes

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the 12 Portfolios. The Distributor receives no fee

64	Sanford C. Bernstein Fund, Inc.

for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Distribution Arrangements—the Retail Classes Only

The Retail Classes of the International Portfolio and Tax-Managed International Portfolio, the Intermediate Municipal Portfolios, and the Short Duration Plus Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A Shares, 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. With respect to the Short Duration Plus Portfolio, effective April 1, 2012, the Distributor voluntarily agreed to waive .55 of 1% to limit fees to .45 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares. For the six months ended March 31, 2013, such waiver amounted to $62,674. For the period February 1, 2011 through March 31, 2012, the Distributor voluntarily waived .10 of 1% to limit fees to .90 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has incurred expenses in excess of the distribution costs reimbursed by each of the Retail Classes as follows:

	PORTFOLIO
	INTERNATIONAL	TAX-MANAGED INTERNATIONAL	NEW YORK MUNICIPAL	CALIFORNIA MUNICIPAL	DIVERSIFIED MUNICIPAL	SHORT DURATION PLUS
Class B	$199,268	$225,931	$747,390	$507,243	$459,839	$21,396
Class C	1,441,959	1,234,365	2,087,231	1,236,207	2,800,647	929,959

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E.	Other Transactions with Affiliates

Class A Shares of the Retail Classes are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Effective October 1, 2009, the Intermediate Municipal Portfolios Class A shares were sold with a reduced front-end sales charge of up to 3.00% for purchases up to $500,000; purchases of $500,000 or more will not be subject to a sales charge. With respect to purchases of $1,000,000 or more ($500,000 or more with respect to the Intermediate Municipal Portfolios effective October 1, 2009), Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B Shares of the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Class B Shares of the International Portfolio and the Tax-Managed International Portfolio are currently sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase for the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio, and eight years after the end of the calendar month of purchase for the International Portfolio and the Tax-Managed International Portfolio. Class C Shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R Shares are not currently being offered but would be sold without an initial or contingent deferred sales charge and would be offered to certain group retirement plans.

2013 Semi-Annual Report	65

Notes to Financial Statements (continued)

AllianceBernstein Investments, Inc. has advised Sanford C. Bernstein Fund, Inc., that it has retained front-end sales charges from sales of Class A Shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B, and Class C Shares for the six months ended March 31, 2013, as follows:

	FRONT-END SALES CHARGES CLASS A	CONTINGENT DEFERRED SALES CHARGES
PORTFOLIO		CLASS A	CLASS B	CLASS C
International	$76	$15	$68	$7
Tax-Managed International	1	0	300	0
New York Municipal	887	5,404	39	13,321
California Municipal	0	3,981	0	58
Diversified Municipal	0	47,139	0	19,265
Short Duration Plus	759	87	204	3,510

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the six months ended March 31, 2013 were as follows:

PORTFOLIO	TOTAL COMMISSIONS	SANFORD C. BERNSTEIN & CO., LLC	SANFORD C. BERNSTEIN & CO., LTD.
International	$1,342,278	$0	$0
Tax-Managed International	3,169,987	0	0
Emerging Markets	909,789	0	0
U.S. Government Short Duration	1,324	0	0
Short Duration Plus	9,214	0	0
Intermediate Duration	2,176	0	0

There were no brokerage commissions paid by Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal and Diversified Municipal Portfolios for the six months ended March 31, 2013.

Prior to September 15, 2008, the Intermediate Duration Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LBSF”), which filed for bankruptcy on September 15, 2008. As a result, on September 15, 2008, the Portfolio terminated all outstanding swap contracts with LBSF prior to their scheduled maturity dates in accordance with the terms of the swap agreements. Upon the termination of the swap contracts, Lehman Brothers’ obligations to the Portfolio amounted to $9,843,441. The Portfolio’s claim to these obligations is subject to the pending bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”). In accordance with its error correction policy, the Adviser agreed to make the Portfolio whole in respect of the amount of the recovery that would have been paid on the Bankruptcy Claim in the event the Bankruptcy Claim was not honored by the Lehman Brothers estate, or with respect to any diminution in value upon the sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy Claim was processed by the Adviser. On April 9, 2012, the portfolio management team determined to dispose of the position held by the Portfolio that reflects the Bankruptcy Claim (thereby realizing upon the corresponding undertaking of the Adviser to make payment in respect of said Claim to make the Portfolio whole). On that date, the Bankruptcy Claim was being valued at $4,897,112 (49.75% of the Bankruptcy Claim), based upon the estimated recovery value. Accordingly, on April 13, 2012, the Adviser reimbursed the Portfolio in an amount equal to $4,897,112.

66	Sanford C. Bernstein Fund, Inc.

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the six months ended March 31, 2013, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
International	$647,193,479	$0	$766,755,715	$0
Tax-Managed International	1,520,668,480	0	1,780,773,277	0
Emerging Markets	252,209,865	0	342,216,097	0
Short Duration New York Municipal	26,255,168	0	47,934,377	0
Short Duration California Municipal	13,022,876	0	38,511,991	0
Short Duration Diversified Municipal	91,012,352	0	162,713,444	0
New York Municipal	195,012,559	0	189,606,230	0
California Municipal	56,098,247	0	155,156,914	0
Diversified Municipal	315,138,276	0	521,423,856	41,379,885
U.S. Government Short Duration	0	53,311,883	0	78,565,591
Short Duration Plus	172,800,235	251,517,653	91,050,857	352,193,346
Intermediate Duration	605,660,137	3,028,922,065	403,061,550	3,216,116,730

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, swap and written options transactions) are as follows:

	GROSS UNREALIZED		NET UNREALIZED APPRECIATION/ (DEPRECIATION)
PORTFOLIO	APPRECIATION	(DEPRECIATION)
International	$199,817,758	$(66,765,578)	$133,052,180
Tax-Managed International	505,011,352	(156,777,976)	348,233,376
Emerging Markets	201,208,147	(113,605,391)	87,602,756
Short Duration New York Municipal	602,441	(1,029,533)	(427,092)
Short Duration California Municipal	327,711	(650,077)	(322,366)
Short Duration Diversified Municipal	1,942,019	(1,486,413)	455,606
New York Municipal	108,657,447	(13,158,601)	95,498,846
California Municipal	66,797,666	(6,645,354)	60,152,312
Diversified Municipal	318,276,170	(31,607,402)	286,668,768
U.S. Government Short Duration	331,393	(52,958)	278,435
Short Duration Plus	2,149,447	(1,021,876)	1,127,571
Intermediate Duration	253,780,457	(5,971,517)	247,808,940

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures Contracts

Each Portfolio may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes

2013 Semi-Annual Report	67

Notes to Financial Statements (continued)

in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into a futures contract, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2013, the International and Tax-Managed International Portfolios held futures contracts for non-hedging purposes. The U.S. Government Short Duration and Short Duration Plus Portfolios held futures contracts for hedging and non-hedging purposes. The Intermediate Duration Portfolio held futures contracts for hedging purposes.

•	Forward Currency Exchange Contracts

The International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Non-U.S. Stock Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the six months ended March 31, 2013, the Short Duration Plus and Intermediate Duration Portfolios held foreign-currency exchange contracts for hedging purposes. The International and Tax-Managed International Portfolios held foreign-currency exchange contracts for hedging and non-hedging purposes.

68	Sanford C. Bernstein Fund, Inc.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, certain Portfolios may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the six months ended March 31, 2013, the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio held purchased options for hedging purposes. During the six months ended March 31, 2013, the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio held written options for hedging purposes.

For the six months ended March 31, 2013, the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio had the following transactions in written options:

INTERNATIONAL PORTFOLIO	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written outstanding as of 9/30/12	233,740	$1,916,989
Options written	0	0
Options expired	(233,740)	(1,916,989)
Options bought back	0	0
Options exercised	0	0

Options written outstanding as of 3/31/13	0	$0

TAX-MANAGED INTERNATIONAL PORTFOLIO	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written outstanding as of 9/30/12	550,200	$4,512,397
Options written	0	0
Options expired	(550,200)	(4,512,397)
Options bought back	0	0
Options exercised	0	0

Options written outstanding as of 3/31/13	0	$0

2013 Semi-Annual Report	69

Notes to Financial Statements (continued)

EMERGING MARKETS PORTFOLIO	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written outstanding as of 9/30/12	15,000	$1,979,570
Options written	0	0
Options expired	(15,000)	(1,979,570)
Options bought back	0	0
Options exercised	0	0

Options written outstanding as of 3/31/13	0	$0

•	Swap Agreements

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. Certain Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The fixed-income Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2013, the Intermediate Duration Portfolio held interest rate swap contracts for hedging purposes.

70	Sanford C. Bernstein Fund, Inc.

Credit Default Swaps:

The fixed-income Portfolios may enter into credit default swaps, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the six months ended March 31, 2013, the Intermediate Duration Portfolio held credit default swap contracts for non-hedging purposes.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At March 31, 2013, the Intermediate Duration Portfolio had Sale Contracts outstanding with Maximum Payout Amounts aggregating $12,540,000, with net unrealized appreciation of $412,344 and terms of less than 5 years, as reflected in the schedule of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty. As of March 31, 2013, none of Portfolios had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Documentation governing the Portfolios’ OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolios’ counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of March 31, 2013, the Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal and U.S. Government Short Duration Portfolios did not have OTC derivatives with contingent features in net liability positions. As of March 31, 2013, the following Portfolios had OTC derivatives with contingent features in net liability positions:

PORTFOLIO	TOTAL MARKET VALUE OF OTC DERIVATIVES	MARKET VALUE OF COLLATERAL PLEDGED	UNCOLLATERALIZED AMOUNT
International	$(7,385,910)	$0	$(7,385,910)
Tax-Managed International	(25,348,515)	0	(25,348,515)
Intermediate Duration	(2,719,725)	2,154,683	(775,080)
Short Duration Plus	(15,097)	0	(15,097)

2013 Semi-Annual Report	71

Notes to Financial Statements (continued)

If a trigger event had occurred at March 31, 2013, for those derivatives in a net liability position, the uncollateralized amount would be required to be posted by the Portfolios.

At March 31, 2013, the Portfolios had entered into the following derivatives:

INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$1,371,676	Unrealized depreciation of forward currency exchange contracts	$8,175,664
Total		$1,371,676		$8,175,664

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2013:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$24,996,527	$(5,363,037)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	2,002,905	(1,886,952)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(5,001,101)	4,516,244
Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures transactions	(220,364)	99,493
Total		$21,777,967	$(2,634,252)

TAX-MANAGED INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$48,166,426	Unrealized depreciation of forward currency exchange contracts	$31,661,967
Total		$48,166,426		$31,661,967

72	Sanford C. Bernstein Fund, Inc.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2013:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$28,343,110	$15,848,142
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	(874,072)	0
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(11,772,079)	10,630,776
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	4,714,634	(4,441,694)
Total		$20,411,593	$22,037,224

EMERGING MARKETS PORTFOLIO

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2013:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$1,979,570	$(1,837,070)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(4,695,386)	3,810,386
Total		$(2,715,816)	$1,973,316

U.S. GOVERNMENT SHORT DURATION PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Margin due from/owed to broker on futures contracts	$1,291	*	Margin due from/owed to broker on futures contracts	$57,304	*
Total		$1,291			$57,304

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

2013 Semi-Annual Report	73

Notes to Financial Statements (continued)

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2013:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	$5,192	$(78,368)
Total		$5,192	$(78,368)

SHORT DURATION PLUS PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts			Unrealized depreciation of forward currency exchange contracts	$15,097
Interest rate contracts			Margin due from/owed to broker on futures contracts	318,543	*
Total				$333,640

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2013:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(417,985)	$(106,029)
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	(238,041)	(322,698)
Total		$(656,026)	$(428,727)

74	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$419,921		Unrealized depreciation of forward currency exchange contracts	$1,215,598
Credit contracts	Unrealized appreciation of credit default swap contracts	412,344
Interest rate contracts	Margin due from/owed to broker on futures contracts	1,742	*
Interest rate contracts				Unrealized depreciation of interest rate swap contracts	1,944,645
Total		$834,007			$3,160,243

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2013:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$56,882	$(744,363)
Credit contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	215,280	377,295
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	(237,777)	23,454
Interest rate contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	(384,867)	1,358,708
Total		$(350,482)	$1,015,094

2013 Semi-Annual Report	75

Notes to Financial Statements (continued)

The following tables represent the volume of the Portfolios’ derivative transactions during the six months ended March 31, 2013:

INTERNATIONAL PORTFOLIO
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$439,511,425
Average principal amount of sale contracts	$441,254,687
Futures Contracts:
Average original value of buy contracts	$5,720,602	(a)
Purchased Options:
Average monthly cost	$4,786,575	(b)

(a)	Positions were open for one month during the period.

(b)	Positions were open for two months during the period.

TAX-MANAGED INTERNATIONAL PORTFOLIO
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,081,510,965
Average principal amount of sale contracts	$1,086,912,318
Futures Contracts:
Average original value of buy contracts	$17,545,681	(a)
Purchased Options:
Average monthly cost	$11,267,107	(b)

(a)	Positions were open for one month during the period.

(b)	Positions were open for two months during the period.

EMERGING MARKETS PORTFOLIO
Purchased Options:
Average monthly cost	$4,695,386	(a)

(a)	Positions were open for two months during the period.

U.S. GOVERNMENT SHORT DURATION PORTFOLIO
Futures Contracts:
Average original value of buy contracts	$22,617,602
Average original value of sale contracts	$2,350,652

SHORT DURATION PLUS PORTFOLIO
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$7,391,200	(a)
Average principal amount of sale contracts	$9,437,160
Futures Contracts:
Average original value of buy contracts	$148,323,295
Average original value of sale contracts	$28,881,069

(a)	Positions were open for four months during the period.

76	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,062,765	(a)
Average principal amount of sale contracts	$186,040,602
Credit Default Swap Contracts:
Average notional amount of sale contracts	$13,704,286
Futures Contracts:
Average original value of buy contracts	$50,758,009	(b)
Average original value of sale contracts	$33,252,040
Interest Rate Swap Contracts:
Average notional amount	$132,698,458

(a)	Positions were open for four months during the period.

(b)	Positions were open for one month during the period.

C.	Currency Transactions

The International, Tax-Managed International, Emerging Markets, Short Duration Plus and Intermediate Duration Portfolios may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	Mortgage-Backed Dollar Rolls

The U.S. Government Short Duration Portfolio, the Short Duration Plus Portfolio and the Intermediate Duration Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended March 31, 2013, the U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio earned drop income of $2,498, $54,871 and $2,847,850, respectively, which is included in interest income in the accompanying statement of operations.

E.	Reverse Repurchase Agreements

Under a reverse repurchase agreement, a Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the six months ended March 31, 2013, the average amount of reverse repurchase agreements outstanding for the Intermediate Duration Portfolio was $10,738,700 and the daily weighted average annualized interest rate was (0.60)%. During the period, the Intermediate Duration Portfolio received net interest payment from counterparties.

2013 Semi-Annual Report	77

Notes to Financial Statements (continued)

NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2012 and September 30, 2011 were as follows:

PORTFOLIO	2012	2011
International
Distributions paid from:
Ordinary income	$30,720,671	$36,153,254

Total distributions paid	$30,720,671	$36,153,254

Tax-Managed International
Distributions paid from:
Ordinary income	$81,441,475	$82,849,056

Total distributions paid	$81,441,475	$82,849,056

Emerging Markets
Distributions paid from:
Ordinary income	$11,926,273	$18,106,284
Long-term capital gains	46,407,518	0

Total distributions paid	$58,333,791	$18,106,284

Short Duration New York Municipal
Distributions paid from:
Ordinary income	$155,231	$42,553

Total taxable distributions	155,231	42,553
Tax exempt distributions	995,449	3,200,451

Total distributions paid	$1,150,680	$3,243,004

Short Duration California Municipal
Distributions paid from:
Ordinary income	$22,609	$111,236
Long-term capital gains	21,074	162,406

Total taxable distributions	43,683	273,642
Tax exempt distributions	498,442	1,377,007

Total distributions paid	$542,125	$1,650,649

Short Duration Diversified Municipal
Distributions paid from:
Ordinary income	$404,633	$140,324
Long-term capital gains	157,164	241,315

Total taxable distributions	561,797	381,639
Tax exempt distributions	3,218,766	6,607,653

Total distributions paid	$3,780,563	$6,989,292

78	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	2012	2011
New York Municipal
Distributions paid from:
Ordinary income	$181,258	$966,091
Long-term capital gains	0	6,120,387

Total taxable distributions	181,258	7,086,478
Tax exempt distributions	52,150,638	57,048,028

Total distributions paid	$52,331,896	$64,134,506

California Municipal
Distributions paid from:
Ordinary income	$410,006	$213,389
Long-term capital gains	0	11,629,683

Total taxable distributions	410,006	11,843,072
Tax exempt distributions	33,549,830	35,601,782

Total distributions paid	$33,959,836	$47,444,854

Diversified Municipal
Distributions paid from:
Ordinary income	$5,729,615	$3,177,364
Long-term capital gains	1,894,314	26,087,938

Total taxable distributions	7,623,929	29,265,302
Tax exempt distributions	151,441,700	166,171,922

Total distributions paid	$159,065,629	$195,437,224

U.S. Government Short Duration
Distributions paid from:
Ordinary income	$856,955	$1,892,126
Long-term capital gains	752,772	272,502

Total distributions paid	$1,609,727	$2,164,628

Short Duration Plus
Distributions paid from:
Ordinary income	$5,042,813	$8,144,555

Total distributions paid	$5,042,813	$8,144,555

Intermediate Duration
Distributions paid from:
Ordinary income	$156,044,451	$248,868,880
Long-term capital gains	88,195,671	0

Total distributions paid	$244,240,122	$248,868,880

2013 Semi-Annual Report	79

Notes to Financial Statements (continued)

As of September 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG-TERM GAINS	ACCUMULATED CAPITAL AND OTHER LOSSES (b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
International	$26,549,677	$0	$(1,195,095,725)	$(23,610,205)	$(1,192,156,253)
Tax-Managed International	72,109,785	0	(2,395,129,065)	6,557,975	(2,316,461,305)
Emerging Markets	15,882,505	0	(19,196,376)	16,185,249	12,871,378
Short Duration New York Municipal	35,565	0	(78,005)	(57,412)	(99,852)
Short Duration California Municipal	0	128,258	0	(64,313)	63,945
Short Duration Diversified Municipal	126,716	647,417	0	2,256,892	3,031,025
New York Municipal	1,150,769	0	(1,474,925)	115,740,337	115,416,181
California Municipal	680,856	0	(6,254,662)	73,666,016	68,092,210
Diversified Municipal	4,506,923	4,319,450	0	341,443,853	350,270,226
U.S. Government Short Duration	150,133	268,428	0	588,554	1,007,115
Short Duration Plus	246,681	0	(29,762,571)	3,093,457	(26,422,433)
Intermediate Duration	44,671,024	1,713,799	(430,863)	291,647,454	337,601,414

(a)	Includes tax exempt income as shown below:

Short Duration New York Municipal	$35,565
Short Duration Diversified Municipal	109,284
New York Municipal	1,150,769
California Municipal	680,856
Diversified Municipal	4,258,706

(b)	During the fiscal year ended September 30, 2012, Short Duration New York Municipal Portfolio, Short Duration California Municipal Portfolio, and New York Municipal Portfolio utilized capital loss carryforwards of $66,145, $60,957, and $667,482, respectively, to offset current year net realized gains. At September 30, 2012, Short Duration Plus Portfolio deferred $137 in straddles losses and Intermediate Duration Portfolio deferred $430,863 in straddle losses. Additionally, as of September 30, 2012 certain Portfolios had capital loss carryforwards for federal income tax purposes.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of partnership investments.

(d)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the treatment of interest on defaulted securities and dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

80	Sanford C. Bernstein Fund, Inc.

As of September 30, 2012, the following Portfolios had net capital loss carryforwards which will expire as follows:

PORTFOLIO	SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
International	$137,445,488	n/a	2017
International	910,864,476	n/a	2018
International	28,928,377	$117,857,384	No expiration
Tax-Managed International	344,280,794	n/a	2017
Tax-Managed International	1,714,396,065	n/a	2018
Tax-Managed International	134,950,435	201,501,771	No expiration
Emerging Markets	19,196,376	0	No expiration
Short Duration New York Municipal	27,157	n/a	2015
Short Duration New York Municipal	50,848	n/a	2019
New York Municipal	1,474,925	n/a	2019
California Municipal	2,406,179	n/a	2019
California Municipal	0	3,848,483	No expiration
Short Duration Plus	3,594,854	n/a	2013
Short Duration Plus	6,491,604	n/a	2014
Short Duration Plus	4,022,522	n/a	2015
Short Duration Plus	920,045	n/a	2016
Short Duration Plus	5,807,512	n/a	2017
Short Duration Plus	1,960,592	n/a	2018
Short Duration Plus	2,061,764	n/a	2019
Short Duration Plus	1,555,198	3,348,343	No expiration

NOTE 5.	Risks Involved in Investing in the Portfolios

Emerging Markets and International Portfolios—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Actions by a Few Major Investors—In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Emerging Markets Portfolio.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Country Concentration Risk—The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

2013 Semi-Annual Report	81

Notes to Financial Statements (continued)

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—The allocation of investments among investment disciplines may have a significant effect on the Portfolio’s performance when the investment disciplines in which the Portfolio has greater exposure perform worse than the investment disciplines with less exposure.

Fixed Income Portfolios—Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Riskier than a Money-Market Fund—The Short Duration Portfolios invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Mortgage-Related Securities Risk—In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

Lower-Rated Securities Risk—Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities

82	Sanford C. Bernstein Fund, Inc.

is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

No Government Guarantee—Investments in the U.S. Government Short Duration Portfolio are not insured by U.S. Government.

Leverage Risk—When a Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The two New York Municipal Portfolios and two California Municipal Portfolios invest primarily in securities issued by the State of New York and California, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The Short Duration New York, Short Duration California, New York Municipal and California Municipal Portfolios are not “diversified.” This means the Portfolios can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolio’s net asset value.

Tax Risk—With respect to the Municipal Portfolio, there is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates, or indices. Derivatives may be illiquid and difficult to priced or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

2013 Semi-Annual Report	83

Notes to Financial Statements (continued)

NOTE 6.	Capital-Share Transactions

The Fund has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. The allocation is as follows:

	ALLOCATION OF SHARES (IN MILLIONS)
PORTFOLIO	BERNSTEIN CLASS SHARES	RETAIL CLASS A SHARES	RETAIL CLASS B SHARES	RETAIL CLASS C SHARES	TOTAL
International	600	200	200	200	1400	(a)
Tax-Managed International	600	200	200	200	1200
Emerging Markets	200	0	0	0	200
Short Duration New York Municipal	100	0	0	0	100
Short Duration California Municipal	100	0	0	0	100
Short Duration Diversified Municipal	100	0	0	0	100
New York Municipal	400	200	200	200	1000
California Municipal	200	200	200	200	800
Diversified Municipal	800	400	400	400	2000
U.S. Government Short Duration	200	0	0	0	200
Short Duration Plus	200	200	200	200	1000	(a)
Intermediate Duration	600	0	0	0	600
Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N	3600	0	0	0	3600	(b)

(a)	An additional 200 million is allocated to the retirement class of shares which is not currently being offered.

(b)	3.6 billion has been allocated to the Overlay Portfolios of which 300 million is allocated to Class 1 and 300 million is allocated to Class 2 shares for each Overlay Portfolio.

Share transactions for each Portfolio for the six months ended March 31, 2013 and the year ended September 30, 2012, were as follows:

	INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12
International Class Shares
Shares sold	6,483,606	35,737,933	$90,470,370	$454,335,702
Shares issued to shareholders on reinvestment of dividends and distributions	1,825,022	254,749	24,911,552	3,051,895
Shares redeemed	(15,632,893)	(44,720,160)	(216,621,296)	(586,630,625)

Net decrease	(7,324,265)	(8,727,478)	(101,239,374)	(129,243,028)
Beginning of period	112,260,369	120,987,847	2,646,827,173	2,776,070,201

End of period	104,936,104	112,260,369	$2,545,587,799	$2,646,827,173

84	Sanford C. Bernstein Fund, Inc.

	INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT
	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12
Class A Shares
Shares sold	14,486	57,436	$197,159	$734,196
Shares issued to shareholders on reinvestment of dividends and distributions	5,851	8,678	79,057	103,531
Shares converted from Class B	2,926	9,456	40,303	120,705
Shares redeemed	(143,385)	(187,553)	(1,969,023)	(2,457,299)

Net decrease	(120,122)	(111,983)	(1,652,504)	(1,498,867)
Beginning of period	474,538	586,521	25,030,081	26,528,949

End of period	354,416	474,538	$23,377,577	$25,030,082

Class B Shares
Shares sold	1,169	3,323	$16,249	$42,580
Shares issued to shareholders on reinvestment of dividends and distributions	142	291	1,917	3,464
Shares converted to Class A	(2,938)	(9,487)	(40,303)	(120,705)
Shares redeemed	(6,054)	(19,427)	(84,319)	(244,965)

Net decrease	(7,681)	(25,300)	(106,456)	(319,626)
Beginning of period	41,653	66,953	2,135,291	2,454,917

End of period	33,972	41,653	$2,028,835	$2,135,291

Class C Shares
Shares sold	8,394	19,567	$116,509	$245,645
Shares issued to shareholders on reinvestment of dividends and distributions	1,186	1,351	16,062	16,149
Shares redeemed	(46,497)	(123,621)	(641,656)	(1,605,101)

Net decrease	(36,917)	(102,703)	(509,085)	(1,343,307)
Beginning of period	222,570	325,273	13,558,373	14,901,680

End of period	185,653	222,570	$13,049,288	$13,558,373

2013 Semi-Annual Report	85

Notes to Financial Statements (continued)

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12
Tax-Managed International Class Shares
Shares sold	19,293,379	57,853,391	$271,770,331	$759,377,959
Shares issued to shareholders on reinvestment of dividends	3,921,183	515,833	53,798,640	6,220,938
Shares redeemed	(37,255,095)	(87,783,543)	(518,468,989)	(1,140,326,478)

Net decrease	(14,040,533)	(29,414,319)	(192,900,018)	(374,727,581)
Beginning of period	258,557,373	287,971,692	5,646,116,396	6,020,843,977

End of period	244,516,840	258,557,373	$5,453,216,378	$5,646,116,396

Class A Shares
Shares sold	3,828	10,681	$53,828	$133,926
Shares issued to shareholders on reinvestment of dividends	1,108	1,847	15,012	22,092
Shares converted from Class B	931	1,149	13,148	15,047
Shares redeemed	(14,431)	(84,856)	(199,184)	(1,137,586)

Net decrease	(8,564)	(71,179)	(117,196)	(966,521)
Beginning of period	107,530	178,709	6,679,065	7,645,586

End of period	98,966	107,530	$6,561,869	$6,679,065

Class B Shares
Shares issued to shareholders on reinvestment of dividends	0	67	$0	$801
Shares converted to Class A	(934)	(1,160)	(13,148)	(15,047)
Shares redeemed	(7,066)	(213)	(94,312)	(2,701)

Net decrease	(8,000)	(1,306)	(107,460)	(16,947)
Beginning of period	10,145	11,451	406,894	423,841

End of period	2,145	10,145	$299,434	$406,894

Class C Shares
Shares sold	1,742	0	$25,000	$0
Shares issued to shareholders on reinvestment of dividends	0	192	0	2,292
Shares redeemed	(17,069)	(21,103)	(236,309)	(266,755)

Net decrease	(15,327)	(20,911)	(211,309)	(264,463)
Beginning of period	43,050	63,961	2,685,359	2,949,822

End of period	27,723	43,050	$2,474,050	$2,685,359

86	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO		SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12
Shares sold	3,398,578	6,164,052	2,202,412	4,526,875
Shares issued to shareholders on reinvestment of dividends and distributions	543,640	2,365,753	24,360	58,388
Shares redeemed	(6,514,048)	(13,222,645)	(3,911,199)	(6,688,120)

Net decrease in shares outstanding	(2,571,830)	(4,692,840)	(1,684,427)	(2,102,857)
Shares outstanding at beginning of period	46,391,123	51,083,963	10,582,909	12,685,766

Shares outstanding at end of period	43,819,293	46,391,123	8,898,482	10,582,909

	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO		SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12
Shares sold	2,743,698	6,070,202	13,068,672	24,059,698
Shares issued to shareholders on reinvestment of dividends and distributions	22,108	32,383	188,077	221,705
Shares redeemed	(4,665,175)	(7,844,624)	(18,096,105)	(26,277,278)

Net decrease in shares outstanding	(1,899,369)	(1,742,039)	(4,839,356)	(1,995,875)
Shares outstanding at beginning of period	7,958,033	9,700,072	30,975,018	32,970,893

Shares outstanding at end of period	6,058,664	7,958,033	26,135,662	30,975,018

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12
Municipal Class Shares
Shares sold	10,548,452	16,794,979	$154,030,160	$244,040,427
Shares issued to shareholders on reinvestment of dividends and distributions	1,015,939	1,243,831	14,832,726	18,131,608
Shares redeemed	(15,383,997)	(25,458,169)	(224,760,434)	(370,064,727)

Net decrease	(3,819,606)	(7,419,359)	(55,897,548)	(107,892,692)
Beginning of period	102,176,661	109,596,020	1,390,677,409	1,498,570,101

End of period	98,357,055	102,176,661	$1,334,779,861	$1,390,677,409

2013 Semi-Annual Report	87

Notes to Financial Statements (continued)

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT
	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12
Class A Shares
Shares sold	3,644,548	6,796,687	$53,226,862	$98,919,487
Shares issued to shareholders on reinvestment of dividends and distributions	142,999	299,264	2,087,176	4,350,058
Shares converted from Class B	2,754	6,235	40,117	90,301
Shares redeemed	(2,414,615)	(3,060,555)	(35,231,942)	(44,469,771)

Net increase	1,375,686	4,041,631	20,122,213	58,890,075
Beginning of period	16,784,282	12,742,651	240,340,988	181,450,913

End of period	18,159,968	16,784,282	$260,463,201	$240,340,988

Class B Shares
Shares sold	60	515	$877	$7,432
Shares issued to shareholders on reinvestment of dividends and distributions	275	761	4,017	11,055
Shares converted to Class A	(2,755)	(6,238)	(40,117)	(90,301)
Shares redeemed	(4,337)	(6,775)	(63,260)	(98,878)

Net decrease	(6,757)	(11,737)	(98,483)	(170,692)
Beginning of period	40,586	52,323	1,378,530	1,549,222

End of period	33,829	40,586	$1,280,047	$1,378,530

Class C Shares
Shares sold	1,013,468	2,568,330	$14,816,465	$37,394,245
Shares issued to shareholders on reinvestment of dividends and distributions	46,378	83,829	677,073	1,218,926
Shares redeemed	(545,799)	(917,776)	(7,968,637)	(13,321,908)

Net increase	514,047	1,734,383	7,524,901	25,291,263
Beginning of period	6,216,231	4,481,848	89,654,240	64,362,977

End of period	6,730,278	6,216,231	$97,179,141	$89,654,240

88	Sanford C. Bernstein Fund, Inc.

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12
Municipal Class Shares
Shares sold	7,940,250	11,766,729	$118,176,857	$173,788,582
Shares issued to shareholders on reinvestment of dividends	693,466	812,969	10,297,547	12,054,214
Shares redeemed	(10,032,551)	(16,610,862)	(149,229,852)	(245,745,529)

Net decrease	(1,398,835)	(4,031,164)	(20,755,448)	(59,902,733)
Beginning of period	66,530,437	70,561,601	926,865,315	986,768,048

End of period	65,131,602	66,530,437	$906,109,867	$926,865,315

Class A Shares
Shares sold	2,422,281	4,807,998	$36,013,561	$71,169,766
Shares issued to shareholders on reinvestment of dividends	53,318	89,126	791,599	1,318,186
Shares converted from Class B	659	1,641	9,808	24,308
Shares redeemed	(1,195,416)	(1,359,830)	(17,721,800)	(20,164,820)

Net increase	1,280,842	3,538,935	19,093,168	52,347,440
Beginning of period	7,640,239	4,101,304	111,708,213	59,360,773

End of period	8,921,081	7,640,239	$130,801,381	$111,708,213

Class B Shares
Shares sold	0	408	$4	$6,074
Shares issued to shareholders on reinvestment of dividends	18	79	271	1,152
Shares converted to Class A	(659)	(1,641)	(9,808)	(24,308)
Shares redeemed	0	(5,402)	(3)	(79,965)

Net decrease	(641)	(6,556)	(9,536)	(97,047)
Beginning of period	4,381	10,937	483,690	580,737

End of period	3,740	4,381	$474,154	$483,690

Class C Shares
Shares sold	415,216	524,921	$6,174,916	$7,772,661
Shares issued to shareholders on reinvestment of dividends	11,465	21,250	171,731	314,091
Shares redeemed	(73,995)	(204,406)	(1,099,283)	(3,031,918)

Net increase	352,686	341,765	5,247,364	5,054,834
Beginning of period	1,720,671	1,378,906	25,099,191	20,044,357

End of period	2,073,357	1,720,671	$30,346,555	$25,099,191

2013 Semi-Annual Report	89

Notes to Financial Statements (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12
Municipal Class Shares
Shares sold	40,545,435	66,943,235	$602,590,209	$990,031,009
Shares issued to shareholders on reinvestment of dividends and distributions	3,426,669	3,815,108	50,918,763	56,568,873
Shares redeemed	(55,954,787)	(91,640,337)	(831,703,820)	(1,355,949,661)

Net decrease	(11,982,683)	(20,881,994)	(178,194,848)	(309,349,779)
Beginning of period	314,057,357	334,939,351	4,357,609,279	4,666,959,058

End of period	302,074,674	314,057,357	$4,179,414,431	$4,357,609,279

Class A Shares
Shares sold	17,034,117	30,591,077	$253,488,219	$453,380,046
Shares issued to shareholders on reinvestment of dividends and distributions	435,417	820,760	6,471,342	12,148,110
Shares converted from Class B	3,605	16,239	53,697	241,744
Shares redeemed	(17,855,458)	(13,677,066)	(265,790,950)	(202,377,831)

Net increase (decrease)	(382,319)	17,751,010	(5,777,692)	263,392,069
Beginning of period	54,303,772	36,552,762	793,910,820	530,518,751

End of period	53,921,453	54,303,772	$788,133,128	$793,910,820

Class B Shares
Shares sold	1,609	13,088	$24,161	$194,672
Shares issued to shareholders on reinvestment of dividends and distributions	256	658	3,796	9,739
Shares converted to Class A	(3,605)	(16,232)	(53,697)	(241,744)
Shares redeemed	(1,686)	(17,288)	(25,198)	(256,353)

Net decrease	(3,426)	(19,774)	(50,938)	(293,686)
Beginning of period	35,931	55,705	1,150,132	1,443,818

End of period	32,505	35,931	$1,099,194	$1,150,132

Class C Shares
Shares sold	2,403,183	5,350,142	$35,771,741	$79,333,850
Shares issued to shareholders on reinvestment of dividends and distributions	88,052	129,045	1,308,757	1,910,743
Shares redeemed	(1,190,971)	(1,519,348)	(17,688,245)	(22,478,018)

Net increase	1,300,264	3,959,839	19,392,253	58,766,575
Beginning of period	11,559,510	7,599,671	169,037,600	110,271,025

End of period	12,859,774	11,559,510	$188,429,853	$169,037,600

90	Sanford C. Bernstein Fund, Inc.

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO

	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12
Shares sold	1,617,645	3,815,699
Shares issued to shareholders on reinvestment of dividends and distributions	47,429	112,571
Shares redeemed	(4,562,141)	(5,348,173)

Net decrease in shares outstanding	(2,897,067)	(1,419,903)
Shares outstanding at beginning of period	8,740,044	10,159,947

Shares outstanding at end of period	5,842,977	8,740,044

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12
Short Duration Plus Class Shares
Shares sold	10,755,137	20,290,108	$127,691,874	$241,303,380
Shares issued to shareholders on reinvestment of dividends	163,254	240,430	1,936,636	2,858,405
Shares redeemed	(18,814,575)	(27,289,114)	(223,268,273)	(324,551,712)

Net decrease	(7,896,184)	(6,758,576)	(93,639,763)	(80,389,927)
Beginning of period	46,191,459	52,950,035	570,164,301	650,554,228

End of period	38,295,275	46,191,459	$476,524,538	$570,164,301

Class A Shares
Shares sold	559,954	1,758,673	$6,651,867	$20,921,039
Shares issued to shareholders on reinvestment of dividends	11,159	22,129	132,403	263,203
Shares converted from Class B	34,539	87,064	409,852	1,035,890
Shares redeemed	(932,986)	(3,119,543)	(11,077,204)	(37,111,575)

Net decrease	(327,334)	(1,251,677)	(3,883,082)	(14,891,443)
Beginning of period	4,448,682	5,700,359	56,261,673	71,153,116

End of period	4,121,348	4,448,682	$52,378,591	$56,261,673

Class B Shares
Shares sold	14,756	31,727	$174,922	$377,032
Shares issued to shareholders on reinvestment of dividends	253	494	3,002	5,857
Shares converted to Class A	(34,604)	(87,201)	(409,852)	(1,035,890)
Shares redeemed	(29,625)	(110,398)	(350,706)	(1,311,507)

Net decrease	(49,220)	(165,378)	(582,634)	(1,964,508)
Beginning of period	218,022	383,400	4,383,416	6,347,924

End of period	168,802	218,022	$3,800,782	$4,383,416

2013 Semi-Annual Report	91

Notes to Financial Statements (continued)

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12

Class C Shares
Shares sold	247,133	380,154	$2,929,124	$4,514,634
Shares issued to shareholders on reinvestment of dividends	3,120	3,614	36,958	42,903
Shares redeemed	(339,641)	(740,050)	(4,022,169)	(8,789,878)

Net decrease	(89,388)	(356,282)	(1,056,087)	(4,232,341)
Beginning of period	1,733,399	2,089,681	21,951,773	26,184,114

End of period	1,644,011	1,733,399	$20,895,686	$21,951,773

	INTERMEDIATE DURATION PORTFOLIO
	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12
Shares sold	26,272,610	53,904,802
Shares issued to shareholders on reinvestment of dividends and distributions	6,433,675	11,524,312
Shares redeemed	(54,591,308)	(91,098,996)

Net decrease in shares outstanding	(21,885,023)	(25,669,882)
Shares outstanding at beginning of period	338,613,626	364,283,508

Shares outstanding at end of period	316,728,603	338,613,626

NOTE 7.	Line of Credit

The Emerging Markets Portfolio maintains a $35,000,000 line of credit intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the line of credit are paid by the Portfolio and are included in the miscellaneous expenses in the statements of operations. The Portfolio did not utilize the Facility during the six months ended March 31, 2013.

NOTE 8.	Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE 9.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

92	Sanford C. Bernstein Fund, Inc.

Sanford C. Bernstein Fund, Inc.

BOARD OF DIRECTORS

Thomas B. Stiles II*^

Chairman

Dianne F. Lob

President

Bart Friedman*

Director

William Kristol*

Director

Debra Perry*

Director

Donald K. Peterson*

Director

Rosalie J. Wolf*

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Emilie D. Wrapp

Secretary

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT

State Street Bank and Trust Company

One Lincoln Street Boston, Massachusetts 02111

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

2013 Semi-Annual Report	93

Board’s Consideration of Investment Management Arrangement

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Sanford C. Bernstein Fund, Inc. (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, U.S. Government Short Duration, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 25, 2012. In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated August 23, 2012, from counsel to the Independent Directors. The letter contained a preliminary list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, had received and reviewed in July 2012 certain information relating to the profitability of the Adviser in 2011 and prior years in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2012. In addition, the Independent Directors received materials prepared by the Senior Officer (who is also the Fund’s Independent Compliance Officer), as described below. On September 20, 2012, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on September 20, 2012, the Independent Directors met separately with independent counsel and the Senior Officer, and met with Peter Kraus, the Chief Executive Officer of the Adviser, to discuss his perspectives on the performance of the Fund’s Portfolios and strategies to improve that performance. Following the September 20, 2012 meeting, the Independent Directors, through counsel, requested certain additional information which was provided by the Adviser on October 9, 2012. The Independent Directors held a telephonic meeting on October 16, 2012 to discuss the contract renewal materials and supplemental materials. On October 24, 2012, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser as well as the Senior Officer’s report and conclusions. On October 25, 2012, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. At the October 25, 2012 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the continuation of the Investment Management Agreement, the Board of Directors, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each respective Portfolio.

94	Sanford C. Bernstein Fund, Inc.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the continuation of the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as described below.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data. Where applicable, the Board considered similarities and differences between each Portfolio and the other funds in its respective peer group, including the relationship of fees to the size of fund assets. The Senior Officer also performed analyses of the advisory fees based upon hypothetical fee structures and asset levels, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the proposed fees as described above, and in light of the Adviser’s agreement to continue to voluntarily waive a portion of the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios as described below, the Board concluded that the current contractual advisory fees are reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered their knowledge of the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout recent difficult market environments. The Board considered the allocation of responsibilities as well as the factors that were taken into account in making and implementing investment decisions for the Portfolios. The Board then reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff was sufficient to ensure a high level of quality service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser affected the nature and quality of its services and, in particular, the impact, if any, the diminution in assets under management and revenues of the Adviser in recent years may have had on the Adviser’s available resources to provide services to the Portfolios.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that

2013 Semi-Annual Report	95

Board’s Consideration of Investment Management Arrangement (continued)

the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, both before and after fees for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2012 (“relevant periods”) and versus each Portfolio’s benchmark index, after fees, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2012. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Lipper. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlays can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in order to provide the desired risk/return trade-off for private client accounts. The Directors also noted the Adviser’s continued efforts to enhance the Overlay Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolios to the Adviser for calendar years 2010 and 2011, which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 25, 2012 Board meeting from the independent consultant who reviewed the Adviser’s methods of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the July 25, 2012 Board meeting, the Directors received a presentation from an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein fund complex generally, and a presentation from the Adviser concerning certain of its views on economies of scale with respect to the Portfolios. After reviewing the profitability and economies of scale information provided by the Adviser and the independent consultant, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, the Portfolios’ breakpoint arrangements as currently in effect as described below, expense caps and waivers on select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account not only the advisory fees payable by the Portfolios, but also so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby it receives

96	Sanford C. Bernstein Fund, Inc.

brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser, and brokerage commissions paid by certain Portfolios to brokers affiliated with the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, and in light of the Adviser’s agreement to continue to voluntarily waive the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios by an amount equal to 0.05% per annum of the respective net assets of these Portfolios through October 31, 2013, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below:

ADVISORY FEE SCHEDULE
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

2013 Semi-Annual Report	97

Board’s Consideration of Investment Management Arrangement (continued)

ADVISORY FEE SCHEDULE
Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion

International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% of assets in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion

Overlay A Portfolio	0.90% of assets

Tax-Aware Overlay A Portfolio	0.90% of assets

Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay C Portfolio	0.65% of assets

Tax-Aware Overlay N Portfolio	0.65% of assets

98	Sanford C. Bernstein Fund, Inc.

The Following Is Not Part of the Shareholder Report or

the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable

1 The Senior Officer’s evaluation was completed on October 4, 2012 and discussed with the Board on October 16 and 25, 2012.

2 Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

2013 Semi-Annual Report	99

The Following Is Not Part of the Shareholder Report or

the Financial Statements (continued)

relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

PORTFOLIO	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS[4]
Tax-Managed International Portfolio		First $1 billion Next $3 billion Next $2 billion Next $2 billion Next $2 billion On the balance	0.925% 0.850% 0.800% 0.750% 0.650% 0.600%
The Adviser is extending its 5 basis points advisory fee waiver through October 31, 2013

International Portfolio		First $1 billion Next $3 billion Next $2 billion Next $2 billion On the balance	0.925% 0.850% 0.800% 0.750% 0.650%
The Adviser is extending its 5 basis points advisory fee waiver through October 31, 2013

Emerging Markets Portfolio		First $1 billion Next $1 billion Next $1 billion Next $3 billion On the balance	1.175 1.050 1.000 0.900 0.850
The Adviser is extending its 5 basis points advisory fee waiver through October 31, 2013

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

	First $	750 million On the balance	0.450% 0.400%

Intermediate Duration Portfolio Diversified Municipal Portfolio		First $1 billion Next $2 billion Next $2 billion Next $2 billion	0.500% 0.450% 0.400% 0.350%
		On the balance	0.300%

California Municipal Portfolio New York Municipal Portfolio		First $1 billion Next $2 billion Next $2 billion On the balance	0.500% 0.450% 0.400% 0.350%

3 Jones v. Harris at 1427.

4 The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

100	Sanford C. Bernstein Fund, Inc.

The Portfolios’ net assets on September 30, 2012 and September 30, 2011 are set forth below:

PORTFOLIO	09/30/12 NET ASSETS ($MM)	09/30/11 NET ASSETS ($MM)	CHANGE ($MM)
Tax-Managed International Portfolio	$3,456.1	$3,590.7	-$	134.6
International Portfolio	$1,497.0	$1,508.5	-$	11.5
Emerging Markets Portfolio	$1,240.9	$1,250.0	-$	9.1
U.S. Government Short Duration Portfolio	$109.3	$130.6	-$	21.3
Short Duration Plus Portfolio	$625.3	$727.6	-$	102.2
Intermediate Duration Portfolio	$4,826.1	$5,197.1	-$	371.0
Short Duration California Municipal Portfolio	$99.9	$119.1	-$	19.2
Short Duration Diversified Municipal Portfolio	$394.6	$418.0	-$	23.4
Short Duration New York Municipal Portfolio	$133.2	$158.6	-$	25.3
California Municipal Portfolio	$1,132.5	$1,113.5		$19.0
Diversified Municipal Portfolio	$5,670.5	$5,558.1		$112.4
New York Municipal Portfolio	$1,837.6	$1,830.5		$7.1

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in percentage terms of the advisory fee schedule changes made since October 2004 for each Portfolio. The estimated fees are based on September 30, 2012 net assets:

EFFECTIVE ADVISORY FEES BASED ON OCTOBER 2004 FEE SCHEDULE VS. CURRENT FEE SCHEDULE
PORTFOLIO	OCTOBER 2004	CURRENT	DIFFERENCE
Tax-Managed International Portfolio	0.929%	0.822%[5]	-0.107%
International Portfolio	0.967%	0.850%[5]	-0.117%
Emerging Markets Portfolio	1.226%	1.101%[5]	-0.125%
U.S. Government Short Duration Portfolio	0.500%	0.450%	-0.050%
Short Duration Plus Portfolio	0.500%	0.450%	-0.050%
Intermediate Duration Portfolio	0.460%	0.441%	-0.019%
Short Duration California Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	-0.050%
California Municipal Portfolio	0.494%	0.494%	0.000%
Diversified Municipal Portfolio	0.459%	0.429%	-0.030%
New York Municipal Portfolio	0.477%	0.477%	-0.000%

5 The estimated total expense ratio includes the 5 basis points advisory fee waiver effective through October 31, 2013.

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Set forth below are the Portfolios’ total expense ratios for the semi-annual period ended March 31, 2012:

PORTFOLIO	SEMI-ANNUAL PERIOD ENDING 03/31/12 TOTAL EXPENSE RATIO[6]
Tax-Managed International Portfolio	Private Client Class A Class B Class C	1.11 2.20 3.11 3.05	% % % %

International Portfolio	Private Client Class A Class B Class C	1.16 1.90 2.70 2.64	% % % %

Emerging Markets Portfolio	Private Client	1.45%

U.S. Government Short Duration Portfolio	Private Client	0.66%

Short Duration Plus Portfolio	Private Client Class A Class B Class C	0.61 0.94 1.74 1.68	% % % %

Intermediate Duration Portfolio	Private Client	0.57%

Short Duration California Municipal Portfolio	Private Client	0.66%

Short Duration Diversified Municipal Portfolio	Private Client	0.59%

Short Duration New York Municipal Portfolio	Private Client	0.64%

California Municipal Portfolio	Private Client Class A Class B Class C	0.63 0.89 1.59 1.59	% % % %

Diversified Municipal Portfolio	Private Client Class A Class B Class C	0.56 0.78 1.53 1.49	% % % %

New York Municipal Portfolio	Private Client Class A Class B Class C	0.61 0.85 1.60 1.56	% % % %

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional

6 Annualized.

102	Sanford C. Bernstein Fund, Inc.

clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.7 Inaddition to the relevant AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2012 net assets.8

PORTFOLIO	NET ASSETS 09/30/12 ($MM)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	$3,456.1	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.408%	0.822%

International Portfolio	$1,497.0	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.419%	0.850%

Emerging Markets Portfolio	$1,240.9	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.808%	1.101%

U.S. Government Short Duration Portfolio[9]	$109.3	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.214%	0.450%

7 The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8 The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship

9 The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Bank of America/Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

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PORTFOLIO	NET ASSETS 09/30/12 ($MM)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
Short Duration Plus Portfolio	$625.3	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.141%	0.450%

Intermediate Duration Portfolio	$4,826.1	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.441%

Short Duration California Municipal Portfolio	$99.9	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.220%	0.450%

Short Duration Diversified Municipal Portfolio	$394.6	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.159%	0.450%

Short Duration New York Municipal Portfolio	$133.2	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.203%	0.450%

California Municipal Portfolio	$1,132.5	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.196%	0.494%

Diversified Municipal Portfolio	$5,670.5	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.429%

New York Municipal Portfolio	$1,837.6	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.477%

104	Sanford C. Bernstein Fund, Inc.

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the differences between the advisory fees charged to the Portfolios and the fees charged to their corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.10 The result of that comparison was discussed with the Board of Directors.

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory fee schedules of most ABMF funds in existence at the time of the settlement were affected by the AoD, which contemplate eight categories with almost all of the ABMF funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are the effective advisory fees of the Portfolios based on the investment advisory fees schedules of the ABMF funds and what would have been the effective advisory fees of the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios based on the Portfolios’ September 30, 2012 net assets:

PORTFOLIO	NYAG CATEGORY	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.722%	0.822%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.850%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.101%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.476%	0.441%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.494%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.416%	0.429%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.477%

10 Group peers selected by Lipper from the 2012 Lipper 15(c) Report.

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the Financial Statements (continued)

Set forth below are the advisory fee schedules of certain ABMF funds, which have a somewhat similar investment style as certain Portfolios and do not follow the NYAG categories. Also set forth below are what would have been the effective advisory fees of the Portfolios had the ABMF fee schedules been applicable to the Portfolios based on the Portfolios’ September 30, 2012 net assets:

PORTFOLIO	ABMF FUND	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
International Portfolio	International Discovery Equity Portfolio	100bp on 1st $1 billion 95bp on next $1 billion 90 bp on next $1 billion 85bp on the balance	0.983%	0.850%

	International Focus 40 Portfolio	100bp on 1st $1 billion 95bp on next $1 billion 90 bp on next $1 billion 85bp on the balance	0.983%	0.850%

Emerging Markets Portfolio	Emerging Markets Multi-Asset Portfolio	100bp on 1st $1 billion 95bp on next $1 billion 90 bp on next $1 billion 85bp on the balance	0.990%	1.101%

Emerging Markets Portfolio	Emerging Markets Equity Portfolio	117.5 bp on 1st $1 billion 105 bp on next $1 billion 100 bp on next $1 billion 90 bp on next $3 billion 85 bp on the balance	1.151%	1.101%

Intermediate Duration Portfolio	Sanford C. Bernstein Fund II, Inc. (“SCB II”)—Intermediate Duration Institutional Portfolio[11]	50 bp on 1st 1 billion 45 bp on the balance	0.500%	0.500%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

PORTFOLIO	LUXEMBOURG FUND	LUXEMBOURG FEE[12]
Emerging Markets Portfolio	Emerging Markets Growth Class A Class I (Institutional)	1.70% 0.90%

	Emerging Markets Value Class A Class I (Institutional)	1.75% 0.95%

11 It should be noted that SCB II’s fund expenses are capped at 0.45%.

12 Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

106	Sanford C. Bernstein Fund, Inc.

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

PORTFOLIO	ITM MUTUAL FUND	DISTRIBUTOR	FEE
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Stock Fund F / FB13,[14]	Nomura Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Equity Fund[13,14]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A / B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2012 net assets:

PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE (%)	PORTFOLIO ADVISORY FEE (%)
International Portfolio	Client #1	0.75% on the first $50million 0.60% on the next $15 million 0.50% on the next $70 million 0.40% on the balance	0.418%	0.850%

	Client #2	0.60% of average daily net assets	0.600%	0.850%

	Client #3	0.35% on the first $1 billion 0.325 % on the balance	0.342%	0.850%

Emerging Markets Portfolio	Client #4	0.75% on the first $50 million 0.55% on the next $50 million 0.50% on the next $300 million 0.45% on the balance	0.478%	1.101%

Intermediate Duration Portfolio	Client #5	0.29% on first $100 million 0.20% thereafter	0.202%	0.441%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship investment related services for a different

13 The ITM fund is privately placed or institutional.

14 The ITM fund is a fund of funds and charges a fee in addition to the AllianceBernstein fee.

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the Financial Statements (continued)

fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment services.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.15 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee,16 estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)17 and the Portfolio’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers. Consequently, Lipper expanded the EGs of the Portfolios to include peers with a different load type,18 and for certain Portfolios, a similar but not the same Lipper investment objective/classification. However, because Lipper had expanded the EGs of the Portfolios, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”) were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment objective/classification and load type. A “normal” EU will include all funds that have the same investment classification/objective and load type as the subject Portfolio.19

Contractual management fees on a pro-forma basis are also shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio to show the effect of the 5 basis points investment advisory fee waiver on the Portfolios’ comparisons to their Lipper peers.

PORTFOLIO	CONTRACTUAL MANAGEMENT FEE (%)	LIPPER EXP. GROUP MEDIAN (%)	EG RANK
Tax-Managed International Portfolio[20]	0.872	0.803	10/15
Pro-forma	0.822	0.803	9/15

International Portfolio[20]	0.901	0.853	15/20
Pro-forma	0.851	0.853	11/20

Emerging Markets Portfolio	1.152	1.159	9/18
Pro-forma	1.102	1.159	9/18
U.S. Government Short Duration Portfolio	0.450	0.454	7/16

Short Duration Plus Portfolio	0.450	0.450	8/17

Intermediate Duration Portfolio	0.441	0.468	6/15

15 The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

16 The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

17 Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

18 At the request of the Senior Officer and the Adviser, the EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end and no-load.

19 Except for asset (size) comparability, Lipper uses the same EG criteria when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

20 Lipper expanded the Portfolio’s EG with respect to investment classification/objective.

108	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	CONTRACTUAL MANAGEMENT FEE (%)	LIPPER EXP. GROUP MEDIAN (%)	EG RANK
Short Duration California Municipal Portfolio[20]	0.450	0.450	5/9

Short Duration Diversified Municipal Portfolio	0.450	0.450	7/13

Short Duration New York Municipal Portfolio[20]	0.450	0.450	5/9

California Municipal Portfolio[20]	0.493	0.483	8/14

Diversified Municipal Portfolio	0.430	0.430	8/15

New York Municipal Portfolio[20]	0.477	0.464	8/13

Set forth below is a comparison of the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and EU. The Portfolios’ rankings are also shown.

Total expense ratios on a pro-forma basis are shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio to show the effect of the 5 basis points investment advisory fee waiver on the Portfolios’ total expense ratios.

PORTFOLIO	EXPENSE RATIO (%)[21]	LIPPER EXP. GROUP MEDIAN (%)	LIPPER GROUP RANK	LIPPER EXP. UNIVERSE MEDIAN (%)	LIPPER UNIVERSE RANK
Tax-Managed International Portfolio[22]	1.138	1.133	10/15	1.232	205/522
Pro-forma	1.088	1.133	8/15	1.232	181/522

International Portfolio[22]	1.182	1.244	8/20	1.232	233/522
Pro-forma	1.133	1.244	7/20	1.232	201/522

Emerging Markets Portfolio	1.445	1.525	7/18	1.481	104/235
Pro-forma	1.396	1.525	6/18	1.481	92/235

U.S. Government Short Duration Portfolio	0.640	0.744	4/16	0.706	19/51

Short Duration Plus Portfolio	0.598	0.724	5/17	0.635	58/140

Intermediate Duration Portfolio	0.557	0.743	2/15	0.699	98/340

Short Duration California Municipal Portfolio[22]	0.633	0.633	5/9	0.620	10/16

Short Duration Diversified Municipal Portfolio	0.616	0.602	8/13	0.593	35/57

Short Duration New York Municipal Portfolio [22]	0.614	0.614	5/9	0.620	8/16

California Municipal Portfolio[22]	0.625	0.744	4/14	0.680	37/115

Diversified Municipal Portfolio	0.556	0.602	6/15	0.635	32/97

New York Municipal Portfolio [22]	0.606	0.750	3/13	0.680	33/115

Based on this analysis, considering pro-forma information where possible, 10 of the 18 Portfolios have a more favorable ranking on a total expense ratio basis than on a contractual management fee basis; 2 of the 18 Portfolios have a more favorable ranking on a contractual management fee basis than on a total expense ratio basis; 6 of the 18 Portfolios have equally favorable rankings on a contractual management fee and total expense ratio basis.

20 Lipper expanded the Portfolio’s EG with respect to investment classification/objective.

21 The total expense ratios are for the most recently completed fiscal year Private Client Class.

22 Lipper expanded the Portfolio’s EG/EU with respect to investment classification/objective under standard Lipper guidelines.

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the Financial Statements (continued)

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of Tax-Managed International Portfolio and International Portfolio, the Adviser’s profitability, excluding administrating and servicing fees increased for the Portfolios during calendar year 2011, relative to 2010.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the Fixed-Income Portfolios a fee of 0.10% of average daily assets and the Equity Portfolios a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2011:23

PORTFOLIO	SHAREHOLDER SERVING AGREEMENT FEE
Tax-Managed International Portfolio	$11,785,124
International Portfolio	$5,039,884
Emerging Markets Portfolio	$4,558,406
U.S. Government Short Duration Portfolio	$149,555
Short Duration Plus Portfolio	$624,052
Intermediate Duration Portfolio	$5,261,269
Short Duration California Municipal Portfolio	$127,326
Short Duration Diversified Municipal Portfolio	$515,306
Short Duration New York Municipal Portfolio	$200,954
California Municipal Portfolio	$1,059,794
Diversified Municipal Portfolio	$4,991,204
New York Municipal Portfolio	$1,652,024

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and for all share classes of the Portfolios, commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

23 The Shareholder Servicing Agreement does not apply to the Retail Class shares of the Portfolios.

110	Sanford C. Bernstein Fund, Inc.

Certain of the Portfolios have retail class shares. As of September 30, 2012, with respect to Tax-Managed International Portfolio and International Portfolio, the retail classes make up a small percentage of each of those Portfolios’ total net assets:

PORTFOLIO	09/30/12 TOTAL RETAIL AS % OF NET ASSETS
Tax-Managed International Portfolio	0.06%
International Portfolio	0.64%
Short Duration Plus Portfolio	12.19%
California Municipal Portfolio	12.31%
Diversified Municipal Portfolio	17.30%
New York Municipal Portfolio	18.38%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $17 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2011:

PORTFOLIO	AMOUNT RECEIVED
Tax-Managed International Portfolio	$208
International Portfolio	$331
Short Duration Plus Portfolio	$3,509
California Municipal Portfolio	$79
Diversified Municipal Portfolio	$409
New York Municipal Portfolio	$619

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2011:

PORTFOLIO	12B-1 FEE RECEIVED	CDSC RECEIVED
Tax-Managed International Portfolio	$23,738	$286
International Portfolio	$106,659	$1,473
Short Duration Plus Portfolio	$502,210	$19,154
California Municipal Portfolio	$351,531	$18,418
Diversified Municipal Portfolio	$2,188,673	$151,823
New York Municipal Portfolio	$1,116,101	$63,999

2013 Semi-Annual Report	111

The Following Is Not Part of the Shareholder Report or

the Financial Statements (continued)

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios in the most recently completed fiscal year:24

PORTFOLIO	ABIS FEE
Tax-Managed International Portfolio	$17,982
International Portfolio	$21,151
Short Duration Plus Portfolio	$40,107
California Municipal Portfolio	$18,000
Diversified Municipal Portfolio	$46,423
New York Municipal Portfolio	$24,769

The Portfolios did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB& Co.”), and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and therefore did not pay commissions for such transactions during the Portfolios’ most recently completed fiscal year.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,25 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

24 The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balances that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account. However, due to lower average balances and interest rates during the Portfolios’ most recently completed fiscal year, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

25 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

112	Sanford C. Bernstein Fund, Inc.

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli26 study on advisory fees and various fund characteristics.27 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.28 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES

INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $411 billion as of August 31, 2012, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios29 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)30 for the periods ended July 31, 2012.31 Also shown are the gross performance rankings of the Portfolios.

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Tax-Managed International Portfolio	1 year	-16.02	-8.39	-11.68	4/4	206/224
	3 year	0.21	7.16	4.37	4/4	181/190
	5 year	-9.99	-3.56	-4.65	4/4	146/148
	10 year	4.20	7.04	6.99	4/4	60/60
International Portfolio	1 year	-16.15	-12.43	-11.68	5/6	207/224
	3 year	0.23	4.05	4.37	5/6	180/190
	5 year	-9.83	-5.31	-4.65	6/6	144/148
	10 year	4.47	6.70	6.99	4/4	59/60
Emerging Markets Portfolio	1 year	-18.66	-12.40	-14.26	18/18	309/382
	3 year	4.82	8.39	7.69	17/18	208/251
	5 year	-2.69	0.25	-0.67	17/17	129/163
	10 year	16.91	16.91	15.71	7/13	29/95
U.S. Government Short Duration Portfolio	1 year	1.18	1.70	1.67	11/16	49/65
	3 year	2.12	2.53	2.64	12/16	45/59
	5 year	3.22	3.37	3.61	11/15	40/54
	10 year	3.17	3.35	3.37	9/13	31/48
Short Duration Plus Portfolio	1 year	1.25	2.59	2.80	17/17	188/193
	3 year	3.05	4.45	4.25	17/17	144/164
	5 year	2.39	4.44	4.13	15/15	127/143
	10 year	2.98	4.06	3.93	11/11	77/86

26 The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

27 As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

28 The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

29 The gross performance returns are for the Private Client class shares of the Portfolios.

30 The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

31 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

2013 Semi-Annual Report	113

The Following Is Not Part of the Shareholder Report or

the Financial Statements (continued)

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Intermediate Duration Portfolio	1 year	6.86	8.53	8.13	14/15	415/475
	3 year	9.03	9.01	8.82	7/15	168/414
	5 year	7.76	8.13	7.60	10/15	145/341
	10 year	6.48	6.82	6.33	10/12	98/232
Short Duration California Municipal Portfolio	1 year	1.63	5.20	3.95	7/7	11/15
	3 year	2.03	5.04	4.03	6/6	9/13
	5 year	2.92	4.88	4.64	6/6	9/12
	10 year	2.74	4.13	4.13	4/4	6/6
Short Duration Diversified Municipal Portfolio	1 year	2.28	2.36	2.36	8/13	40/73
	3 year	2.30	2.64	2.64	8/11	38/55
	5 year	3.09	3.33	3.33	8/11	29/45
	10 year	2.88	3.02	3.16	5/7	20/30
Short Duration New York Municipal Portfolio	1 year	1.89	2.46	5.08	3/3	6/6
	3 year	2.05	2.26	4.45	3/3	5/5
	5 year	2.94	3.35	4.90	3/3	5/5
	10 year	2.83	3.13	4.04	3/3	5/5
California Municipal Portfolio	1 year	6.84	9.52	9.26	6/6	21/28
	3 year	6.09	7.14	7.06	5/6	22/25
	5 year	5.52	5.94	5.62	6/6	19/23
	10 year	4.52	4.87	4.65	4/5	15/21
Diversified Municipal Portfolio	1 year	6.31	9.25	8.99	15/15	118/137
	3 year	5.47	7.20	7.10	15/15	94/98
	5 year	5.49	6.26	6.16	12/13	69/85
	10 year	4.52	5.25	5.07	12/12	55/59
New York Municipal Portfolio	1 year	6.19	8.37	8.39	5/5	20/21
	3 year	5.43	6.61	6.61	5/5	18/19
	5 year	5.44	5.95	5.96	5/5	14/17
	10 year	4.56	4.83	4.86	4/4	14/15

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)32 versus their benchmarks.33

	PERIODS ENDING JULY 31, 2012 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)
Tax-Managed International Portfolio	-16.97	-0.92	-11.00	2.99	5.00
MSCI EAFE Index[34]	-11.45	3.31	-5.61	6.36	5.31
Inception Date: June 22,1992

International Portfolio	-17.14	-0.94	-10.89	3.21	1.47
MSCI EAFE Index	-11.45	3.31	-5.61	6.36	2.19
Inception Date: April 30, 1999

Emerging Markets Portfolio	-19.83	3.32	-4.10	15.10	7.54
MSCI Emerging Markets Index	-13.93	6.63	-0.73	15.21	N/A
Inception Date: December 15, 1995

32 The net performance returns shown in the table are for the Private Client Class shares of the Portfolios.

33 The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2012.

34 Benchmark since inception performance is as of the closest month end after the Portfolio’s actual inception date.

114	Sanford C. Bernstein Fund, Inc.

	PERIODS ENDING JULY 31, 2012 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)
U.S. Government Short Duration Portfolio	0.53	1.47	2.54	2.43	4.67
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.76	1.64	3.14	2.92	N/A
Inception Date: January 3, 1989

Short Duration Plus Portfolio	0.64	2.43	1.76	2.31	4.76
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.76	1.64	3.14	2.92	N/A
Inception Date: December 12, 1988

Intermediate Duration Portfolio	6.26	8.45	7.16	5.87	6.86
Barclays Capital U.S. Aggregate Bond Index	7.25	6.85	6.91	5.65	7.27
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	0.98	1.38	2.24	2.00	2.86
Barclays Capital 1 Year Municipal Bond Index[34]	0.99	1.50	2.75	2.45	3.47
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	1.65	1.67	2.45	2.21	3.11
Barclays Capital 1 Year Municipal Bond Index[34]	0.99	1.50	2.75	2.45	3.47
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	1.26	1.42	2.30	2.13	2.94
Barclays Capital 1 Year Municipal Bond Index[34]	0.99	1.50	2.75	2.45	3.47
Inception Date: October 3, 1994

California Municipal Portfolio	6.18	5.42	4.87	3.86	4.95
Barclays Capital 5 Year GO Municipal Index[34]	4.60	4.80	5.80	4.50	5.59
Inception Date: August 6, 1990

Diversified Municipal Portfolio	5.72	4.88	4.90	3.92	5.15
Barclays Capital 5 Year GO Municipal Index[34]	4.60	4.80	5.80	4.50	5.67
Inception Date: January 9, 1989

New York Municipal Portfolio	5.55	4.80	4.80	3.92	5.17
Barclays Capital 5 Year GO Municipal Index[34]	4.60	4.80	5.80	4.50	5.67
Inception Date: January 9, 1989
CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Fixed Income Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to the Equity Portfolios, the Portfolios’ investment advisory fees, with the five basis point waiver, are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 12, 2012

34 Benchmark since inception performance is as of the closest month end after the Portfolio’s actual inception date.

2013 Semi-Annual Report	115

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCB1–1947–0313

Sanford C. Bernstein Fund, Inc.

March 31, 2013

Schedule of Investments

To the Semi-Annual Report

For the Stock Portfolios

Tax-Managed International

International

Emerging Markets

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Managed International Portfolio

March 31, 2013 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–95.0%
Financials–24.3%
Capital Markets–3.5%
3i Group PLC	236,390	$1,138,466
Ashmore Group PLC	115,730	616,983
Banca Generali SpA	49,270	937,899
Credit Suisse Group AG(a)	1,172,630	30,841,006
Deutsche Bank AG (REG)	278,700	10,896,140
Intermediate Capital Group PLC	148,460	957,786
Macquarie Group Ltd.	857,987	33,377,204
Partners Group Holding AG	4,620	1,140,949
UBS AG(a)	2,961,687	45,542,460

		125,448,893

Commercial Banks–8.7%
Banco do Brasil SA	1,342,500	18,236,608
Bank of Georgia Holdings PLC	37,780	885,433
Barclays PLC	2,836,340	12,619,619
Hang Seng Bank Ltd.	643,100	10,316,323
HSBC Holdings PLC	5,583,640	59,575,071
KB Financial Group, Inc. (ADR)	491,070	16,224,953
Lloyds Banking Group PLC(a)	15,167,060	11,301,232
Mitsubishi UFJ Financial Group, Inc.	6,078,600	36,673,612
National Australia Bank Ltd.	945,911	30,520,912
Resona Holdings, Inc.	1,800,300	9,505,758
Royal Bank of Scotland Group PLC(a)	10,985	46,162
Sberbank of Russia (Sponsored ADR)	991,055	12,635,951
Seven Bank Ltd.	4,743,300	15,272,892
Societe Generale SA(a)	996,044	32,792,749
Sumitomo Mitsui Financial Group, Inc.	590,100	24,208,754
Unione di Banche Italiane SCPA	2,190,790	8,115,352
Westpac Banking Corp.	282,851	9,102,605

		308,033,986

Consumer Finance–0.4%
AEON Financial Service Co., Ltd.	403,500	11,445,922
Aeon Thana Sinsap Thailand PCL (NVDR)	134,100	508,284
Compartamos SAB de CV	223,170	409,970
Credito Real SAB de CV(a)	411,380	709,422
International Personal Finance PLC	136,070	923,072

		13,996,670

Diversified Financial Services–2.1%
Bolsa Mexicana de Valores SAB de CV	406,040	1,163,078
Challenger Ltd./Australia	163,720	659,143
IG Group Holdings PLC	3,118,110	25,359,240
ING Groep NV(a)	4,213,580	30,318,567
Company	Shares	U.S. $ Value

Intercorp Financial Services Inc.(b)	15,390	$615,600
ORIX Corp.	1,262,600	16,120,825
Warsaw Stock Exchange	59,970	721,840

		74,958,293

Insurance–5.6%
Admiral Group PLC	1,785,349	36,225,077
Aegon NV	3,491,956	21,084,647
AIA Group Ltd.	8,670,200	38,008,382
Allianz SE	23,530	3,207,661
Anadolu Hayat Emeklilik AS	232,540	772,200
Gjensidige Forsikring ASA	666,980	11,036,877
Insurance Australia Group Ltd.	693,573	4,137,623
Intact Financial Corp.	8,850	542,317
Lancashire Holdings Ltd.	1,504,010	18,583,857
Prudential PLC	2,641,330	42,899,233
Suncorp Group Ltd.	1,135,760	14,017,116
Topdanmark A/S(a)	338,000	8,107,651

		198,622,641

Real Estate Investment Trusts (REITs)–0.6%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	517,720	827,410
Mexico Real Estate Management SA de CV(a)	3,054,200	6,800,052
Stockland	3,418,140	13,044,881

		20,672,343

Real Estate Management & Development–3.4%
Aliansce Shopping Centers SA	61,600	731,610
Countrywide PLC(a)	94,595	560,556
Daiwa House Industry Co., Ltd.	414,000	8,097,229
Evergrande Real Estate Group Ltd.	15,915,000	6,428,899
Global Logistic Properties Ltd.	22,969,000	48,778,501
Hang Lung Group Ltd.	276,200	1,559,687
Hang Lung Properties Ltd.	11,429,000	42,862,327
Mitsubishi Estate Co., Ltd.	415,000	11,755,865

		120,774,674

Thrifts & Mortgage Finance–0.0%
Paragon Group of Cos. PLC	179,440	884,410

		863,391,910

Consumer Discretionary–17.9%
Auto Components–2.2%
Cie Generale des Etablissements Michelin–Class B	302,510	25,344,498
GKN PLC	3,636,380	14,654,042
Linamar Corp.	25,280	602,729
Nokian Renkaat Oyj	145,710	6,500,624
Valeo SA	618,080	33,489,948

		80,591,841

Automobiles–3.6%
Honda Motor Co., Ltd.	729,100	28,077,975
Mazda Motor Corp.(a)	4,481,000	13,180,676
Nissan Motor Co., Ltd.	1,719,300	16,677,940

Schedule of Investments—Tax-Managed International Portfolio	1

Company	Shares	U.S. $ Value

Toyota Motor Corp.	710,500	$36,637,474
Volkswagen AG (Preference Shares)	165,170	32,897,283

		127,471,348

Distributors–0.8%
Inchcape PLC	110,290	844,494
Li & Fung Ltd.	20,242,000	27,982,194

		28,826,688

Diversified Consumer Services–0.7%
Anhanguera Educacional Participacoes SA	648,500	10,462,007
Estacio Participacoes SA	705,500	15,326,710

		25,788,717

Hotels, Restaurants & Leisure–3.5%
Flight Centre Ltd.	19,880	697,961
Melco Crown Entertainment Ltd. (ADR)(a)	663,000	15,474,420
Sands China Ltd.	5,580,400	29,037,275
Sodexo	523,388	48,786,327
Tatts Group Ltd.	3,279,800	10,846,401
Whitbread PLC	260,963	10,207,076
William Hill PLC	1,490,840	8,389,724

		123,439,184

Household Durables–0.4%
Berkeley Group Holdings PLC	33,680	1,045,954
De’Longhi SpA	48,610	766,338
MRV Engenharia e Participacoes SA	60,600	251,606
Rinnai Corp.	14,600	1,040,874
Sony Corp.	586,900	10,212,560

		13,317,332

Media–2.4%
British Sky Broadcasting Group PLC	1,388,730	18,665,750
Cineplex, Inc.	109,860	3,728,870
Kabel Deutschland Holding AG	53,470	4,936,520
Naspers Ltd.	144,210	8,985,154
Reed Elsevier PLC	972,740	11,573,261
SKY Perfect JSAT Holdings, Inc.	5,300	2,509,614
Television Broadcasts Ltd.	762,000	5,775,642
Thomson Reuters Corp.	354,570	11,504,284
Wolters Kluwer NV	778,420	17,009,953

		84,689,048

Multiline Retail–0.9%
Dollarama, Inc.	15,290	981,805
Don Quijote Co., Ltd.	179,200	7,948,551
Golden Eagle Retail Group Ltd.	1,450,000	2,624,238
Mitra Adiperkasa Tbk PT	1,116,000	1,047,480
Myer Holdings Ltd.	2,695,560	8,306,240
Next PLC	176,950	11,755,902

		32,664,216

Specialty Retail–1.9%
Aoyama Trading Co., Ltd.	152,800	$3,904,583
Belle International Holdings Ltd.	6,171,000	10,342,840
Dufry AG(a)	6,340	789,752
Howden Joinery Group PLC	349,040	1,269,604
L’Occitane International SA	7,000	21,334
Mr. Price Group Ltd.	52,240	664,473
Nitori Holdings Co., Ltd.	184,950	14,279,373
Shimamura Co., Ltd.	79,900	9,341,731
Sports Direct International PLC(a)	150,120	972,520
Super Retail Group Ltd.	60,760	784,396
Yamada Denki Co., Ltd.	534,650	24,530,046

		66,900,652

Textiles, Apparel & Luxury Goods–1.5%
Arezzo Industria e Comercio SA	33,000	664,491
Brunello Cucinelli SpA(a)	42,960	905,721
Cie Financiere Richemont SA	410,319	32,305,096
Eclat Textile Co., Ltd.	102,000	447,997
LVMH Moet Hennessy Louis Vuitton SA	72,865	12,518,929
Mulberry Group PLC	23,250	346,560
Samsonite International SA	2,685,500	6,732,329
Tod’s SpA	4,390	630,361

		54,551,484

		638,240,510

Consumer Staples–12.2%
Beverages–1.3%
Anheuser-Busch InBev NV	214,490	21,324,034
Asahi Group Holdings Ltd.	632,200	15,117,548
Coca-Cola Embonor SA (Preference Shares)	228,450	734,044
Heineken Holding NV	162,390	10,419,683

		47,595,309

Food & Staples Retailing–3.8%
Axfood AB	41,710	1,698,831
Bizim Toptan Satis Magazalari AS	48,010	820,891
Brazil Pharma SA	76,000	535,940
Clicks Group Ltd.	92,370	583,288
Eurocash SA	50,520	824,421
FamilyMart Co., Ltd.	13,000	594,196
Jean Coutu Group PJC, Inc. (The)	198,240	3,089,176
Jeronimo Martins SGPS SA	1,509,216	29,396,091
Koninklijke Ahold NV	1,481,580	22,713,048
Lawson, Inc.	84,400	6,480,372
MARR SpA	63,950	702,170
Olam International Ltd.	21,411,273	29,807,630
Shoppers Drug Mart Corp.	166,990	7,145,794
Sugi Holdings Co., Ltd.	284,100	10,135,981
Tsuruha Holdings, Inc.	54,400	5,313,670
WM Morrison Supermarkets PLC	3,358,800	14,118,042

		133,959,541

2	Sanford C. Bernstein Fund, Inc.—2013 Semi-Annual Report

Company	Shares	U.S. $ Value

Food Products–1.5%
Alicorp SA	198,960	$741,299
Devro PLC	147,680	787,735
Mayora Indah Tbk PT	169,000	472,468
MHP SA (GDR)(a)(b)	25,100	445,525
Minerva SA/Brazil	90,800	588,633
Standard Foods Corp.	214,000	633,376
Thai Union Frozen Products PCL	355,300	770,413
Unilever PLC	1,168,130	49,408,537

		53,847,986

Household Products–1.4%
Henkel AG & Co. KGaA	378,444	29,912,432
Reckitt Benckiser Group PLC	250,478	17,983,702
Vinda International Holdings Ltd.	442,000	631,734

		48,527,868

Tobacco–4.2%
British American Tobacco PLC	1,486,750	79,723,254
Imperial Tobacco Group PLC	598,380	20,928,493
Japan Tobacco, Inc.	1,595,000	51,020,044

		151,671,791

		435,602,495

Industrials–11.2%
Aerospace & Defense–1.4%
European Aeronautic Defence and Space Co. NV	517,993	26,401,277
QinetiQ Group PLC	1,266,680	3,998,335
Safran SA	429,900	19,186,939

		49,586,551

Air Freight & Logistics–0.0%
Yamato Holdings Co., Ltd.	52,800	957,716

Airlines–0.8%
Japan Airlines Co., Ltd.	304,500	14,184,230
Qantas Airways Ltd.(a)	7,895,070	14,720,814

		28,905,044

Building Products–0.4%
Asahi Glass Co., Ltd.	2,048,000	14,265,052
Kingspan Group PLC	42,030	517,960

		14,783,012

Commercial Services & Supplies–0.5%
Aggreko PLC	216,056	5,863,849
Edenred	314,330	10,301,662
Societe BIC SA	5,680	659,929

		16,825,440

Construction & Engineering–0.4%
China State Construction International Holdings Ltd.	554,000	760,307
COMSYS Holdings Corp.	1,156,200	14,057,058
Grana y Montero SA	156,800	690,162

		15,507,527

Electrical Equipment–0.7%
Sumitomo Electric Industries Ltd.	2,103,400	$25,880,383

Industrial Conglomerates–0.0%
Bidvest Group Ltd.	21,234	559,728

Machinery–1.0%
Andritz AG	12,350	831,302
FANUC Corp.	96,900	14,919,739
Hiwin Technologies Corp.	66,000	488,613
IHI Corp.	456,000	1,388,398
Komatsu Ltd.	519,000	12,413,058
KUKA AG(a)	17,990	786,671
Makita Corp.	17,800	793,554
Melrose Industries PLC	214,510	868,768
Nachi-Fujikoshi Corp.	211,000	911,163

		33,401,266

Professional Services–5.1%
Bureau Veritas SA	324,159	40,355,842
Capita PLC	4,082,807	55,809,415
DKSH Holding AG(a)	5,390	482,151
Intertek Group PLC	1,107,090	57,206,022
SGS SA	10,997	26,990,882

		180,844,312

Road & Rail–0.3%
Localiza Rent a Car SA	32,900	587,747
Tokyu Corp.	1,215,000	8,988,016

		9,575,763

Trading Companies & Distributors–0.6%
Barloworld Ltd.	70,340	733,552
Brenntag AG	5,250	820,927
Mills Estruturas e Servicos de Engenharia SA	27,500	443,647
Mitsubishi Corp.	871,600	16,415,592
MonotaRO Co., Ltd.	17,000	831,600

		19,245,318

Transportation Infrastructure–0.0%
OHL Mexico SAB de CV(a)	284,820	787,487

		396,859,547

Health Care–7.4%
Biotechnology–0.6%
Actelion Ltd.(a)	413,750	22,497,954

Health Care Equipment & Supplies–0.5%
Ansell Ltd.	31,570	529,626
Cochlear Ltd.	74,900	5,320,871
Coloplast A/S	151,050	8,139,229
Draegerwerk AG & Co. KGaA (Preference Shares)	7,990	1,033,195
Elekta AB	64,130	972,788
Ginko International Co., Ltd.	53,000	875,644

		16,871,353

Schedule of Investments—Tax-Managed International Portfolio	3

Company	Shares	U.S. $ Value

Health Care Providers & Services–0.4%
Sonic Healthcare Ltd.	564,960	$8,220,634
Suzuken Co., Ltd./Aichi Japan	232,100	8,425,862

		16,646,496

Life Sciences Tools & Services–0.8%
Eurofins Scientific	128,352	26,985,871
Gerresheimer AG	12,090	695,559

		27,681,430

Pharmaceuticals–5.1%
AstraZeneca PLC	648,980	32,553,300
GlaxoSmithKline PLC	1,597,900	37,418,079
Kalbe Farma Tbk PT	8,609,000	1,099,447
Novartis AG	294,400	20,982,449
Orion Oyj	436,090	11,474,895
Roche Holding AG	277,520	64,696,292
Sanofi	125,140	12,762,444

		180,986,906

		264,684,139

Materials–5.4%
Chemicals–2.2%
Alpek SA de CV	231,090	551,558
Arkema SA	15,670	1,428,002
AZ Electronic Materials SA	129,780	750,966
Chr Hansen Holding A/S	27,940	1,037,692
Croda International PLC	13,800	576,418
EMS-Chemie Holding AG	40,890	12,312,696
Filtrona PLC	2,018,588	22,381,540
Fuchs Petrolub AG (Preference Shares)	10,630	895,267
Kansai Paint Co., Ltd.	58,000	644,170
Koninklijke DSM NV	410,483	23,920,024
Nippon Shokubai Co., Ltd.	725,000	6,396,736
Phosagro OAO (GDR)(b)	40,350	568,935
Teijin Ltd.	2,930,000	6,798,159

		78,262,163

Construction Materials–0.1%
Taiheiyo Cement Corp.	1,604,000	3,852,323

Metals & Mining–3.1%
Anglo American PLC	663,530	17,134,458
BHP Billiton PLC	1,003,940	29,236,438
Dowa Holdings Co., Ltd.	807,000	6,339,068
First Quantum Minerals Ltd.	22,060	419,550
Franco-Nevada Corp.	9,250	422,230
Kenmare Resources PLC(a)	398,137	175,822
MMC Norilsk Nickel OJSC (ADR)	1,017,530	17,186,082
Rio Tinto PLC	431,900	20,342,682
Vale SA (Sponsored ADR) (Local Preference Shares)	1,059,570	17,514,692

		108,771,022

		190,885,508

Telecommunication Services–4.9%
Diversified Telecommunication Services–3.4%
Nippon Telegraph & Telephone Corp.	736,500	$32,155,271
Swisscom AG	45,680	21,155,672
TalkTalk Telecom Group PLC	937,980	3,882,281
TDC A/S	1,741,496	13,404,108
Telenor ASA	913,940	20,123,199
Telstra Corp., Ltd.	3,162,380	14,869,843
Vivendi SA	695,490	14,388,319

		119,978,693

Wireless Telecommunication Services–1.5%
Rogers Communications, Inc.	105,750	5,401,750
StarHub Ltd.	2,326,000	8,176,805
Vodafone Group PLC	14,298,250	40,573,861

		54,152,416

		174,131,109

Energy–4.5%
Energy Equipment & Services–1.5%
AMEC PLC	375,276	6,030,746
John Wood Group PLC	61,690	815,087
Seadrill Ltd.	568,664	20,724,023
ShawCor Ltd.	16,850	714,406
Technip SA	220,731	22,640,355
TGS Nopec Geophysical Co. ASA	16,610	629,534

		51,554,151

Oil, Gas & Consumable Fuels–3.0%
Africa Oil Corp.(a)	63,930	451,578
BP PLC	5,421,560	38,124,416
ENI SpA	372,600	8,341,917
Gazprom OAO (Sponsored ADR)	1,391,000	11,823,500
Genel Energy PLC(a)	45,500	559,806
Ophir Energy PLC(a)	71,220	503,093
Pacific Rubiales Energy Corp.	22,400	472,763
Petroleo Brasileiro SA (Sponsored ADR)	1,227,220	22,274,043
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	182,489	5,910,232
Statoil ASA	775,380	18,929,299

		107,390,647

		158,944,798

Information Technology–4.3%
Computers & Peripherals–0.5%
Casetek Holdings Ltd.(a)	106,000	510,459
Fujitsu Ltd.	4,050,000	16,919,063

		17,429,522

Electronic Equipment, Instruments & Components–0.7%
Anritsu Corp.	59,000	925,002
Chroma ATE, Inc.	262,000	632,079

4	Sanford C. Bernstein Fund, Inc.—2013 Semi-Annual Report

Company	Shares	U.S. $ Value

LG Display Co., Ltd.(a)	71,080	$2,078,557
LG Display Co., Ltd. (ADR)(a)	1,533,960	22,380,476

		26,016,114

Internet Software & Services–1.0%
Baidu, Inc. (Sponsored ADR)(a)	163,940	14,377,538
Mail.ru Group Ltd. (GDR)(b)	26,150	724,355
SINA Corp./China(a)	9,910	481,527
Telecity Group PLC	1,414,775	19,463,839

		35,047,259

IT Services–0.1%
Computacenter PLC	93,390	767,915
Itochu Techno-Solutions Corp.	22,500	1,113,935

		1,881,850

Semiconductors & Semiconductor Equipment–1.2%
Hermes Microvision, Inc.	13,000	315,075
Samsung Electronics Co., Ltd. (GDR)(b)	4,200	1,650,724
Samsung Electronics Co., Ltd. (GDR) (London)(b)	25,600	17,242,320
Sumco Corp.	964,700	10,977,622
Tokyo Electron Ltd.	306,500	13,076,603

		43,262,344

Software–0.8%
Aveva Group PLC	50,886	1,754,667
GameLoft SE(a)	99,790	652,407
Nintendo Co., Ltd.	65,100	7,037,149
SAP AG	247,750	19,925,850

		29,370,073

		153,007,162

Utilities–2.9%
Electric Utilities–1.9%
CLP Holdings Ltd.	1,426,000	12,500,840
EDP–Energias de Portugal SA	4,483,900	13,817,851
Electricite de France SA	1,291,670	24,777,396
Emera, Inc.	19,420	671,007
Power Assets Holdings Ltd.	1,817,500	17,153,804

		68,920,898

Gas Utilities–0.1%
Enagas SA	29,460	687,073
ENN Energy Holdings Ltd.	212,000	1,168,653

		1,855,726

Independent Power Producers & Energy Traders–0.4%
APR Energy PLC	1,150,276	14,745,741

Multi-Utilities–0.5%
National Grid PLC	1,408,980	16,372,004

		101,894,369

Total Common Stocks (cost $3,038,058,150)		3,377,641,547

WARRANTS–2.2%
Financials–1.0%
Commercial Banks–0.0%
Commercial Bank of Qatar QSC/The, Deutsche Bank AG London, expiring 5/26/17(a)	29,650	$535,775

Consumer Finance–0.4%
Muthoot Finance Ltd., Merrill Lynch Intl & Co. , expiring 2/21/17(a)	937,215	3,165,819
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co. , expiring 1/22/15(a)(b)	792,280	10,122,803

		13,288,622

Diversified Financial Services–0.0%
FBN Holdings PLC, Citigroup Global Markets, expiring 4/29/14(a)	5,699,310	706,714

Real Estate Management & Development–0.0%
Emaar Properties PJSC, Merril Lynch International, expiring 10/01/15(a)	539,290	764,983

Thrifts & Mortgage Finance–0.6%
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(b)	1,387,290	21,006,623

		36,302,717

Information Technology–0.9%
IT Services–0.4%
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 12/14/15(a)	502,054	14,555,198

Semiconductors & Semiconductor Equipment–0.5%
SK Hynix, Inc., Citigroup Global Markets, expiring 1/20/15(a)(b)	591,870	15,557,895

		30,113,093

Materials–0.2%
Chemicals–0.2%
OCI Co., Ltd., Macquarie Bank Ltd., expiring 1/30/15(a)	44,110	6,318,974

Consumer Staples–0.1%
Food & Staples Retailing–0.1%
Olam International Ltd., expiring 12/03/17(a)	4,762,033	1,642,901

Personal Products–0.0%
Able C&C Co., Ltd., Macquarie Bank Ltd., expiring 2/01/16(a)	6,760	527,006

Schedule of Investments—Tax-Managed International Portfolio	5

Company	Shares	U.S. $ Value

Amorepacific Corp., Macquarie Bank Ltd., expiring 2/14/14(a)	400	$336,267

		863,273

		2,506,174

Industrials–0.0%
Construction & Engineering–0.0%
IRB Infrastructure Developers Ltd., Merrill Lynch Intl & Co., expiring 1/25/16(a)	221,050	461,597

Transportation Infrastructure–0.0%
Adani Ports and Special Economic Zone, Merrill Lynch Intl & Co., expiring 12/17/14(a)	129,240	329,924

		791,521

Utilities–0.0%
Multi-Utilities–0.0%
Qatar Electricity & Water Co., Credit Suisse International, expiring 8/24/15(a)	14,260	538,460

Consumer Discretionary–0.0%
Multiline Retail–0.0%
Hyundai Department Store Co., Ltd., Macquarie Bank Ltd., expiring 2/01/16(a)	3,670	537,282

	Shares	U.S. $ Value

Health Care–0.0%
Pharmaceuticals–0.0%
Lupin Ltd., Merrill Lynch Intl & Co., expiring 10/20/14(a)(b)	45,240	$523,169

Total Warrants (cost $69,544,357)		77,631,390

Principal Amount (000)

CORPORATES–NON-INVESTMENT GRADES–0.2%
Industrial–0.2%
Consumer Non-Cyclical–0.2%
Olam International Ltd. 6.75%, 1/29/18(b) (cost $8,753,815)	$9,201	8,692,557

	Shares
RIGHTS–0.0%
Consumer Discretionary–0.0%
Hotels, Restaurants & Leisure–0.0%
William Hill PLC , expiring 4/04/13(a) (cost $0)	331,298	624,204

Total Investments—97.4% (cost $3,116,356,322)		3,464,589,698	(c)

Other assets less liabilities—2.6%		92,626,573

Net Assets—100.0%		$3,557,216,271

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholselale	GBP	19,824	USD	32,112	4/17/13	$1,992,391
Barclays Bank PLC Wholselale	JPY	8,624,333	USD	96,113	4/17/13	4,487,876
Barclays Bank PLC Wholselale	NOK	343,526	USD	59,906	4/17/13	1,122,819
Barclays Bank PLC Wholselale	CHF	18,380	USD	19,509	7/17/13	119,377
BNP Paribas SA	AUD	70,688	USD	72,881	4/17/13	(638,440)
BNP Paribas SA	CHF	118,269	USD	129,523	4/17/13	4,916,354
BNP Paribas SA	USD	13,971	AUD	13,362	4/17/13	(73,267)
BNP Paribas SA	USD	10,691	CAD	10,671	4/17/13	(189,622)
BNP Paribas SA	USD	33,936	JPY	3,167,960	4/17/13	(279,463)
BNP Paribas SA	JPY	3,454,869	USD	36,167	7/17/13	(562,576)
BNP Paribas SA	USD	12,500	SEK	80,695	7/17/13	(143,937)
Canadian Imperial Bank of Commerce	CAD	7,128	USD	6,936	7/17/13	(63,943)
Citibank NA	SEK	109,869	USD	17,237	4/17/13	382,171
Citibank NA	USD	73,636	AUD	70,184	4/17/13	(639,882)
Citibank NA	USD	27,210	JPY	2,575,987	4/17/13	157,194
Citibank NA	USD	164,631	NOK	914,823	4/17/13	(8,089,905)
Citibank NA	USD	166,589	SEK	1,084,276	4/17/13	(251,898)
Credit Suisse International	NOK	571,297	USD	100,395	4/17/13	2,636,920

6	Sanford C. Bernstein Fund, Inc.—2013 Semi-Annual Report

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	USD	47,801	GBP	30,845	4/17/13	$(937,286)
Credit Suisse International	GBP	124,610	USD	188,695	7/17/13	(546,705)
Credit Suisse International	NOK	433,097	USD	74,023	7/17/13	171,346
Credit Suisse International	USD	73,994	NOK	433,097	7/17/13	(142,106)
Deutsche Bank AG London	AUD	19,531	USD	20,406	4/17/13	92,481
Deutsche Bank AG London	USD	53,662	AUD	51,955	4/17/13	374,554
Deutsche Bank AG London	USD	24,508	CAD	24,521	4/17/13	(377,937)
Deutsche Bank AG London	USD	428,837	EUR	323,097	4/17/13	(14,637,121)
HSBC BankUSA	GBP	243,203	USD	390,989	4/17/13	21,482,598
HSBC BankUSA	HKD	1,313,838	USD	169,547	4/17/13	281,051
HSBC BankUSA	USD	15,865	HKD	122,991	4/17/13	(19,861)
Morgan Stanley & Co., Inc.	USD	47,956	EUR	35,931	4/17/13	(1,893,476)
Royal Bank of Canada	CAD	50,219	USD	50,772	4/17/13	1,353,733
Royal Bank of Scotland PLC	EUR	170,820	USD	222,146	4/17/13	3,160,277
Royal Bank of Scotland PLC	GBP	13,718	USD	21,770	4/17/13	927,707
Royal Bank of Scotland PLC	JPY	2,145,112	USD	23,880	4/17/13	1,090,115
Royal Bank of Scotland PLC	USD	325,909	GBP	215,011	4/17/13	764,002
Royal Bank of Scotland PLC	USD	9,663	SEK	64,351	4/17/13	208,672
Standard Chartered Bank	JPY	1,606,776	USD	19,212	4/17/13	2,141,653
Standard Chartered Bank	USD	53,102	HKD	411,962	4/17/13	(27,151)
State Street Bank & Trust Co.	USD	19,100	CHF	17,817	4/17/13	(328,454)
State Street Bank & Trust Co.	USD	29,081	EUR	21,865	4/17/13	(1,051,106)
UBS AG	USD	48,467	EUR	37,418	7/17/13	(464,696)

						$16,504,459

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2013, the aggregate market value of these securities amounted to $77,150,506 or 2.2% of net assets.
(c)	On March 29, 2013, the Fund and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The Fund valued its foreign securities using the closing market prices from the respective foreign markets as of March 28, 2013 for financial reporting purposes.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

NOK—Norwegian Krone

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non Voting Depositary Receipt

OJSC—Open Joint Stock Company

REG—Registered Shares

SCPA—Società Consortile per Azioni

See notes to financial statements.

Schedule of Investments—Tax-Managed International Portfolio	7

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

International Portfolio

March 31, 2013 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–95.5%
Financials–24.4%
Capital Markets–3.5%
3i Group PLC	98,390	$473,851
Ashmore Group PLC	50,410	268,747
Banca Generali SpA	21,460	408,511
Credit Suisse Group AG(a)	516,650	13,588,264
Deutsche Bank AG (REG)	60,620	2,370,018
Intermediate Capital Group PLC	64,670	417,217
Macquarie Group Ltd.	378,020	14,705,643
Partners Group Holding AG	2,010	496,387
UBS AG(a)	1,318,623	20,276,732

		53,005,370

Commercial Banks–8.6%
Banco do Brasil SA	588,500	7,994,222
Bank of Georgia Holdings PLC(a)	16,530	387,406
Barclays PLC	1,255,990	5,588,228
Hang Seng Bank Ltd.	286,300	4,592,697
HSBC Holdings PLC	2,467,010	26,321,950
KB Financial Group, Inc. (ADR)	212,410	7,018,026
Lloyds Banking Group PLC(a)	6,528,330	4,864,369
Mitsubishi UFJ Financial Group, Inc.	2,612,200	15,760,012
National Australia Bank Ltd.	412,151	13,298,529
Resona Holdings, Inc.	805,300	4,252,062
Sberbank of Russia (Sponsored ADR)	442,055	5,636,201
Seven Bank Ltd.	1,682,700	5,418,105
Societe Generale SA(a)	428,729	14,115,042
Sumitomo Mitsui Financial Group, Inc.	254,400	10,436,718
Unione di Banche Italiane SCPA	572,670	2,121,344
Westpac Banking Corp.	126,510	4,071,297

		131,876,208

Consumer Finance–0.4%
AEON Financial Service Co., Ltd.	180,500	5,120,171
Aeon Thana Sinsap Thailand PCL (NVDR)	58,400	221,356
Compartamos SAB de CV	97,220	178,596
Credito Real SAB de CV(a)	172,420	297,337
International Personal Finance PLC	59,270	402,076

		6,219,536

Diversified Financial Services–2.2%
Bolsa Mexicana de Valores SAB de CV	176,600	505,860
Challenger Ltd./Australia	71,320	287,137
IG Group Holdings PLC	1,373,867	11,173,506
ING Groep NV(a)	1,856,480	13,358,193
Company	Shares	U.S. $ Value

Intercorp Financial Services Inc.(b)	6,680	$267,200
ORIX Corp.	559,200	7,139,843
Warsaw Stock Exchange	26,120	314,398

		33,046,137

Insurance–5.7%
Admiral Group PLC	782,703	15,881,196
Aegon NV	1,538,576	9,290,017
AIA Group Ltd.	3,751,400	16,445,370
Allianz SE	10,530	1,435,473
Anadolu Hayat Emeklilik AS	100,880	334,994
Gjensidige Forsikring ASA	296,840	4,911,971
Insurance Australia Group Ltd.	297,541	1,775,029
Intact Financial Corp.	3,840	235,310
Lancashire Holdings Ltd.	651,040	8,044,384
Prudential PLC	1,157,930	18,806,552
Suncorp Group Ltd.	535,966	6,614,688
Topdanmark A/S(a)	151,100	3,624,456

		87,399,440

Real Estate Investment Trusts (REITs)–0.6%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	224,890	359,415
Mexico Real Estate Management SA de CV(a)	1,325,450	2,951,061
Stockland	1,479,470	5,646,202

		8,956,678

Real Estate Management & Development–3.4%
Aliansce Shopping Centers SA	26,700	317,110
Countrywide PLC(a)	41,208	244,193
Daiwa House Industry Co., Ltd.	185,000	3,618,327
Evergrande Real Estate Group Ltd.	6,897,000	2,786,058
Global Logistic Properties Ltd.	9,900,833	21,026,070
Hang Lung Group Ltd.	122,800	693,445
Hang Lung Properties Ltd.	5,011,000	18,792,818
Mitsubishi Estate Co., Ltd.	138,000	3,909,179

		51,387,200

Thrifts & Mortgage Finance–0.0%
Paragon Group of Cos. PLC	78,260	385,722

		372,276,291

Consumer Discretionary–18.0%
Auto Components–2.3%
Cie Generale des Etablissements Michelin–Class B	133,290	11,167,129
GKN PLC	1,553,390	6,259,918
Linamar Corp.	10,970	261,548
Nokian Renkaat Oyj	63,300	2,824,031
Valeo SA	255,940	13,867,812

		34,380,438

Automobiles–3.6%
Honda Motor Co., Ltd.	316,200	12,177,007
Mazda Motor Corp.(a)	1,903,000	5,597,595
Nissan Motor Co., Ltd.	737,600	7,155,033

8	Sanford C. Bernstein Fund, Inc.—2013 Semi-Annual Report

Company	Shares	U.S. $ Value

Toyota Motor Corp.	310,600	$16,016,326
Volkswagen AG (Preference Shares)	72,770	14,493,766

		55,439,727

Distributors–0.8%
Inchcape PLC	48,050	367,920
Li & Fung Ltd.	8,916,000	12,325,326

		12,693,246

Diversified Consumer Services–0.7%
Anhanguera Educacional Participacoes SA	226,200	3,649,200
Estacio Participacoes SA	303,700	6,597,763

		10,246,963

Hotels, Restaurants & Leisure–3.6%
Flight Centre Ltd.	8,620	302,637
Melco Crown Entertainment Ltd. (ADR)(a)	293,580	6,852,157
Sands China Ltd.	2,458,800	12,794,218
Sodexo	227,090	21,167,637
Tatts Group Ltd.	1,459,660	4,827,141
Whitbread PLC	113,084	4,423,067
William Hill PLC	663,500	3,733,856

		54,100,713

Household Durables–0.4%
Berkeley Group Holdings PLC	14,650	454,965
De’Longhi SpA	21,170	333,746
MRV Engenharia e Participacoes SA	26,000	107,950
Rinnai Corp.	6,300	449,144
Sony Corp.	251,600	4,378,054

		5,723,859

Media–2.4%
British Sky Broadcasting Group PLC	608,830	8,183,209
Cineplex, Inc.	49,130	1,667,571
Kabel Deutschland Holding AG	23,790	2,196,368
Naspers Ltd.	50,414	3,141,097
Reed Elsevier PLC	432,910	5,150,585
SKY Perfect JSAT Holdings, Inc.	2,371	1,122,697
Television Broadcasts Ltd.	341,000	2,584,638
Thomson Reuters Corp.	157,800	5,119,937
Wolters Kluwer NV	344,700	7,532,349

		36,698,451

Multiline Retail–0.9%
Dollarama, Inc.	6,660	427,654
Don Quijote Co., Ltd.	77,300	3,428,700
Golden Eagle Retail Group Ltd.	650,000	1,176,382
Mitra Adiperkasa Tbk PT	486,000	456,161
Myer Holdings Ltd.	1,168,320	3,600,122
Next PLC	78,750	5,231,858

		14,320,877

Specialty Retail–1.7%
Aoyama Trading Co., Ltd.	68,400	1,747,863
Belle International Holdings Ltd.	2,016,000	3,378,896
Dufry AG(a)	2,760	343,804

Howden Joinery Group PLC	151,590	$551,396
L’Occitane International SA	2,750	8,381
Mr. Price Group Ltd.	22,760	289,499
Nitori Holdings Co., Ltd.	79,750	6,157,231
Shimamura Co., Ltd.	28,900	3,378,924
Sports Direct International PLC(a)	65,390	423,615
Super Retail Group Ltd.	26,470	341,721
Yamada Denki Co., Ltd.	216,910	9,951,954

		26,573,284

Textiles, Apparel & Luxury Goods–1.6%
Arezzo Industria e Comercio SA	14,400	289,960
Brunello Cucinelli SpA(a)	18,740	395,093
Cie Financiere Richemont SA (SWX Europe)	179,875	14,161,857
Eclat Textile Co., Ltd.(a)	45,000	197,646
LVMH Moet Hennessy Louis Vuitton SA	32,279	5,545,852
Mulberry Group PLC	10,090	150,400
Samsonite International SA	1,153,400	2,891,480
Tod’s SpA	1,910	274,257

		23,906,545

		274,084,103

Consumer Staples–12.3%
Beverages–1.4%
Anheuser-Busch InBev NV	93,230	9,268,682
Asahi Group Holdings Ltd.	280,000	6,695,529
Coca-Cola Embonor SA (Preference Shares)	99,510	319,741
Heineken Holding NV	69,660	4,469,703

		20,753,655

Food & Staples Retailing–3.6%
Bizim Toptan Satis Magazalari AS	20,920	357,697
Brazil Pharma SA	33,100	233,416
Clicks Group Ltd.	40,090	253,156
Eurocash SA	22,010	359,175
FamilyMart Co., Ltd.	5,600	255,961
Jean Coutu Group PJC, Inc. (The)	88,660	1,381,590
Jeronimo Martins SGPS SA	636,726	12,401,973
Koninklijke Ahold NV	640,910	9,825,335
Lawson, Inc.	37,700	2,894,668
MARR SpA	27,860	305,902
Olam International Ltd.	9,418,746	13,112,275
Shoppers Drug Mart Corp.	74,690	3,196,116
Sugi Holdings Co., Ltd.	96,000	3,425,041
Tsuruha Holdings, Inc.	17,500	1,709,361
WM Morrison Supermarkets PLC	1,265,240	5,318,182

		55,029,848

Food Products–1.6%
Alicorp SA	86,380	321,841
Devro PLC	64,330	343,141
Mayora Indah Tbk PT	73,500	205,481
MHP SA (GDR)(a)(b)	10,860	192,765

Schedule of Investments—International Portfolio	9

Company	Shares	U.S. $ Value

Minerva SA/Brazil	39,400	$255,420
Standard Foods Corp.	93,000	275,252
Thai Union Frozen Products PCL	155,300	336,744
Unilever PLC	541,967	22,923,645

		24,854,289

Household Products–1.4%
Henkel AG & Co. KGaA	166,742	13,179,384
Reckitt Benckiser Group PLC	108,109	7,761,959
Vinda International Holdings Ltd.	193,000	275,848

		21,217,191

Tobacco–4.3%
British American Tobacco PLC	650,894	34,902,564
Imperial Tobacco Group PLC	258,510	9,041,453
Japan Tobacco, Inc.	686,100	21,946,616

		65,890,633

		187,745,616

Industrials–11.0%
Aerospace & Defense–1.2%
European Aeronautic Defence and Space Co. NV	201,867	10,288,839
QinetiQ Group PLC	566,560	1,788,373
Safran SA	127,600	5,694,937

		17,772,149

Air Freight & Logistics–0.0%
Yamato Holdings Co., Ltd.	23,100	419,001

Airlines–0.8%
Japan Airlines Co., Ltd.	133,300	6,209,385
Qantas Airways Ltd.(a)	3,398,780	6,337,222

		12,546,607

Building Products–0.4%
Asahi Glass Co., Ltd.	885,000	6,164,341
Kingspan Group PLC	18,310	225,645

		6,389,986

Commercial Services & Supplies–0.4%
Aggreko PLC	95,742	2,598,477
Edenred	81,783	2,680,307
Societe BIC SA	2,470	286,976

		5,565,760

Construction & Engineering–0.4%
China State Construction International Holdings Ltd.	242,000	332,119
COMSYS Holdings Corp.	512,000	6,224,887
Grana y Montero SA	68,070	299,613

		6,856,619

Electrical Equipment–0.7%
Sumitomo Electric Industries Ltd.	926,800	11,403,413

Industrial Conglomerates–0.0%
Bidvest Group Ltd.	9,250	243,830

Machinery–1.0%
Andritz AG	5,408	$364,023
FANUC Corp.	42,000	6,466,760
Hiwin Technologies Corp.	29,000	214,693
IHI Corp.	199,000	605,902
Komatsu Ltd.	229,700	5,493,795
KUKA AG(a)	7,830	342,392
Makita Corp.	7,700	343,279
Melrose Industries PLC	92,970	376,530
Nachi-Fujikoshi Corp.(a)	92,000	397,284

		14,604,658

Professional Services–5.2%
Bureau Veritas SA	142,120	17,693,084
Capita PLC	1,762,344	24,090,139
DKSH Holding AG(a)	2,340	209,320
Intertek Group PLC	493,656	25,508,401
SGS SA	4,740	11,633,789

		79,134,733

Road & Rail–0.3%
Localiza Rent a Car SA	14,800	264,397
Tokyu Corp.	543,000	4,016,866

		4,281,263

Trading Companies & Distributors–0.6%
Barloworld Ltd.	30,640	319,534
Brenntag AG	2,290	358,081
Mills Estruturas e Servicos de Engenharia SA	12,000	193,591
Mitsubishi Corp.	384,100	7,234,086
MonotaRO Co., Ltd.	7,400	361,991

		8,467,283

Transportation Infrastructure–0.0%
OHL Mexico SAB de CV(a)	123,610	341,764

		168,027,066

Health Care–7.3%
Biotechnology–0.6%
Actelion Ltd.(a)	166,450	9,050,838

Health Care Equipment & Supplies–0.5%
Ansell Ltd.	13,750	230,673
Cochlear Ltd.	32,150	2,283,925
Coloplast A/S	67,560	3,640,426
Draegerwerk AG & Co. KGaA (Preference Shares)	3,490	451,295
Elekta AB	27,870	422,760
Ginko International Co., Ltd.	23,000	379,997

		7,409,076

Health Care Providers & Services–0.5%
Sonic Healthcare Ltd.	245,835	3,577,102
Suzuken Co., Ltd./Aichi Japan	103,800	3,768,223

		7,345,325

10	Sanford C. Bernstein Fund, Inc.—2013 Semi-Annual Report

Company	Shares	U.S. $ Value

Life Sciences Tools & Services–0.8%
Eurofins Scientific	56,524	$11,884,111
Gerresheimer AG	5,260	302,617

		12,186,728

Pharmaceuticals–4.9%
AstraZeneca PLC	281,510	14,120,743
GlaxoSmithKline PLC	690,890	16,178,595
Kalbe Farma Tbk PT	3,763,000	480,569
Novartis AG	129,700	9,243,966
Orion Oyj	194,070	5,106,590
Roche Holding AG	103,890	24,219,147
Sanofi	55,690	5,679,563

		75,029,173

		111,021,140

Materials–5.2%
Chemicals–2.2%
Alpek SA de CV	100,670	240,276
AZ Electronic Materials SA	56,530	327,108
Chr Hansen Holding A/S	12,140	450,880
Croda International PLC	6,010	251,034
EMS-Chemie Holding AG	18,200	5,480,339
Filtrona PLC	889,404	9,861,463
Fuchs Petrolub AG (Preference Shares)	4,630	389,942
Kansai Paint Co., Ltd.	26,000	288,766
Koninklijke DSM NV	177,175	10,324,497
Nippon Shokubai Co., Ltd.	322,000	2,841,033
Phosagro OAO (GDR)(b)	17,580	247,878
Teijin Ltd.	1,104,000	2,561,491

		33,264,707

Metals & Mining–3.0%
Anglo American PLC	292,360	7,549,666
BHP Billiton PLC	431,237	12,558,354
Dowa Holdings Co., Ltd.	266,139	2,090,549
First Quantum Minerals Ltd.	9,690	184,290
Franco-Nevada Corp.	4,040	184,412
Kenmare Resources PLC(a)	172,792	76,307
MMC Norilsk Nickel OJSC (ADR)	448,330	7,572,294
Rio Tinto PLC	188,680	8,886,912
Vale SA (Sponsored ADR) (Local Preference Shares)	435,920	7,205,757

		46,308,541

		79,573,248

Telecommunication Services–5.0%
Diversified Telecommunication Services–3.5%
Nippon Telegraph & Telephone Corp.	316,600	13,822,619
Swisscom AG	20,040	9,281,078
TalkTalk Telecom Group PLC	419,540	1,736,468
TDC A/S	746,983	5,749,448
Telenor ASA	402,700	8,866,679

Telstra Corp., Ltd.	1,363,703	$6,412,275
Vivendi SA	307,975	6,371,396

		52,239,963

Wireless Telecommunication Services–1.5%
Rogers Communications, Inc.	47,300	2,416,102
StarHub Ltd.	1,041,000	3,659,524
Vodafone Group PLC	5,969,965	16,940,852

		23,016,478

		75,256,441

Energy–4.8%
Energy Equipment & Services–1.5%
Aker Solutions ASA	20,811	390,630
AMEC PLC	167,853	2,697,425
John Wood Group PLC	26,870	355,023
Seadrill Ltd.	243,187	8,862,550
ShawCor Ltd.	7,310	309,929
Technip SA	95,728	9,818,811
TGS Nopec Geophysical Co. ASA	7,210	273,265

		22,707,633

Oil, Gas & Consumable Fuels–3.3%
Africa Oil Corp.(a)	27,850	196,722
BP PLC	2,355,410	16,563,246
ENI SpA	309,400	6,926,970
Gazprom OAO (Sponsored ADR)	619,060	5,262,010
Genel Energy PLC(a)	19,820	243,854
Ophir Energy PLC(a)	31,026	219,165
Pacific Rubiales Energy Corp.	9,700	204,723
Petroleo Brasileiro SA (Sponsored ADR)	540,730	9,814,250
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	83,438	2,702,289
Statoil ASA	339,930	8,298,688

		50,431,917

		73,139,550

Information Technology–4.6%
Computers & Peripherals–0.5%
Casetek Holdings Ltd.(a)	46,000	221,520
Fujitsu Ltd.	1,732,000	7,235,510

		7,457,030

Electronic Equipment, Instruments & Components–0.7%
Anritsu Corp.	26,000	407,628
Chroma ATE, Inc.(a)	114,000	275,027
LG Display Co., Ltd. (ADR)(a)	679,700	9,916,823

		10,599,478

Internet Software & Services–1.0%
Baidu, Inc. (Sponsored ADR)(a)	72,240	6,335,448
Mail.ru Group Ltd. (GDR)(b)	11,390	315,503
SINA Corp./China(a)	4,300	208,937
Telecity Group PLC	623,365	8,575,975

		15,435,863

Schedule of Investments—International Portfolio	11

Company	Shares	U.S. $ Value

IT Services–0.1%
Computacenter PLC	40,680	$334,498
Itochu Techno-Solutions Corp.	9,800	485,181

		819,679

Semiconductors & Semiconductor Equipment–1.2%
Hermes Microvision, Inc.	6,000	145,420
Samsung Electronics Co., Ltd. (GDR) (London)(b)	12,270	8,264,190
Sumco Corp.	422,600	4,808,897
Tokyo Electron Ltd.	135,700	5,789,543

		19,008,050

Software–1.1%
Aveva Group PLC	22,760	784,817
GameLoft SE(a)	43,470	284,198
Nintendo Co., Ltd.	29,200	3,156,448
Oracle Corp. Japan	83,400	3,762,621
SAP AG	107,500	8,645,929

		16,634,013

		69,954,113

Utilities–2.9%
Electric Utilities–2.0%
CLP Holdings Ltd.	635,000	5,566,644
EDP–Energias de Portugal SA	1,908,610	5,881,685
Electricite de France SA	569,130	10,917,308
Emera, Inc.	8,420	290,931
Power Assets Holdings Ltd.	805,000	7,597,696

		30,254,264

Gas Utilities–0.1%
Enagas SA	12,830	299,224
ENN Energy Holdings Ltd.	92,000	507,151

		806,375

Independent Power Producers & Energy Traders–0.4%
APR Energy PLC	509,365	6,529,706

Multi-Utilities–0.4%
National Grid PLC	614,530	7,140,689

		44,731,034

Total Common Stocks (cost $1,326,371,786)		1,455,808,602

WARRANTS–2.1%
Financials–0.9%
Commercial Banks–0.0%
Commercial Bank of Qatar QSC/The, Deutsche Bank AG London, expiring 5/26/17(a)	12,920	233,464

Consumer Finance–0.3%
Muthoot Finance Ltd., Merrill Lynch Intl & Co., expiring 2/21/17(a)	410,356	$1,386,142
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(a)(b)	264,270	3,376,525

		4,762,667

Diversified Financial Services–0.0%
First Bank of Nigeria PLC, Citigroup Global Markets Holding, Inc., expiring 4/29/14(a)	2,482,680	307,852

Real Estate Management & Development–0.0%
Emaar Properties PJSC, Merril Lynch International, expiring 10/01/15(a)	234,920	333,234

Thrifts & Mortgage Finance–0.6%
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(b)	560,400	8,485,689

		14,122,906

Information Technology–0.9%
IT Services–0.4%
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 12/14/15(a)	222,320	6,445,346

Semiconductors & Semiconductor Equipment–0.5%
SK Hynix, Inc., Citigroup Global Markets, expiring 1/20/15(a)(b)	266,320	7,000,487

		13,445,833

Materials–0.2%
Chemicals–0.2%
OCI Co., Ltd., Macquarie Bank Ltd., expiring 1/30/15(a)	18,900	2,707,518

Consumer Staples–0.1%
Food & Staples Retailing–0.1%
Olam International Ltd., expiring 1/29/18(a)	2,064,648	712,304

Personal Products–0.0%
Able C&C Co., Ltd., Macquarie Bank Ltd., expiring 2/01/16(a)	2,930	228,421
Amorepacific Corp., Macquarie Bank Ltd., expiring 2/14/14(a)	180	151,320

		379,741

		1,092,045

12	Sanford C. Bernstein Fund, Inc.—2013 Semi-Annual Report

Company	Shares	U.S. $ Value

Industrials–0.0%
Construction & Engineering–0.0%
IRB Infrastructure Developers Ltd., Merrill Lynch Intl & Co., expiring 1/25/16(a)	95,930	$200,321

Transportation Infrastructure–0.0%
Adani Ports and Special Economic Zone, Merrill Lynch Intl & Co., expiring 12/17/14(a)	56,090	143,187

		343,508

Utilities–0.0%
Multi-Utilities–0.0%
Qatar Electricity & Water Co., Credit Suisse International, expiring 8/24/15(a)	6,190	233,736

Consumer Discretionary–0.0%
Multiline Retail–0.0%
Hyundai Department Store Co., Ltd., Macquarie Bank Ltd., expiring 2/01/16(a)	1,590	232,773

Health Care–0.0%
Pharmaceuticals–0.0%
Lupin Ltd., Merrill Lynch Intl & Co., expiring 10/20/14(a)(b)	19,710	227,932

Total Warrants (cost $29,042,130)		32,406,251

CORPORATES–NON-INVESTMENT GRADES–0.3%

Industrial–0.3%
Consumer Non-Cyclical–0.3%
Olam International Ltd. 6.75%, 1/29/18(b) (cost $3,795,343)	$3,989	$3,768,784

	Shares
RIGHTS–0.0%
Consumer Discretionary–0.0%
Hotels, Restaurants & Leisure–0.0%
William Hill PLC , expiring 4/04/13(a) (cost $0)	147,444	277,802

Principal Amount (000)
SHORT-TERM INVESTMENTS–1.1%
Repurchase Agreements–1.1%
State Street Bank & Trust Co. 0.01%, dated 3/28/13 due 4/01/13 in the amount of $17,268,635 (collateralized by $17,705,000 Federal Home Loan Bank, 3.3% due 1/18/33, value $17,616,475) (cost $17,268,616)	$17,269	17,268,616

Total Investments—99.0% (cost $1,376,477,875)		1,509,530,055	(c)

Other assets less liabilities—1.0%		15,719,170

Net Assets—100.0%		$1,525,249,225

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	JPY	800,084	USD	8,605	6/13/13	$101,751
BNP Paribas SA	JPY	1,639,444	USD	17,158	6/13/13	(266,450)
BNP Paribas SA	USD	140,306	EUR	106,988	6/13/13	(3,093,689)
Citibank, NA	USD	14,039	JPY	1,328,518	6/13/13	81,109
Credit Suisse International	GBP	57,368	USD	86,884	6/13/13	(251,674)
Credit Suisse International	NOK	321,533	USD	55,025	6/13/13	127,673
Credit Suisse International	USD	31,078	NOK	181,683	6/13/13	(58,144)
Deutsche Bank AG London	AUD	7,276	USD	7,569	6/13/13	33,695
Deutsche Bank AG London	CHF	36,592	USD	38,709	6/13/13	128,155
Deutsche Bank AG London	USD	24,668	AUD	24,169	6/13/13	361,543
HSBC Bank USA	GBP	71,704	USD	107,868	6/13/13	(1,041,958)
HSBC Bank USA	HKD	476,440	USD	61,447	6/13/13	49,045
Morgan Stanley & Co., Inc.	USD	13,697	EUR	10,258	6/13/13	(540,640)
Royal Bank of Canada	CAD	8,408	USD	8,138	6/13/13	(125,261)

Schedule of Investments—International Portfolio	13

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC	EUR	28,694	USD	37,288	6/13/13	$487,776
Royal Bank of Scotland PLC	JPY	2,588,996	USD	27,414	6/13/13	(102,852)
Royal Bank of Scotland PLC	USD	87,059	GBP	57,260	6/13/13	(87,815)
Royal Bank of Scotland PLC	USD	24,562	NOK	139,850	6/13/13	(684,472)
Royal Bank of Scotland PLC	USD	74,526	SEK	475,067	6/13/13	(1,733,432)
Standard Chartered Bank	USD	11,620	HKD	90,164	6/13/13	(1,103)
State Street Bank & Trust Co.	USD	148	ZAR	1,373	4/03/13	930
UBS AG	USD	19,614	EUR	15,147	6/13/13	(188,175)

						$(6,803,988)

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2013, the aggregate market value of these securities amounted to $32,146,953 or 2.1% of net assets.
(c)	On March 29, 2013, the Fund and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The Fund valued its foreign securities using the closing market prices from the respective foreign markets as of March 28, 2013 for financial reporting purposes.

Currency Abbreviation

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

NOK—Norwegian Krone

SEK—Swedish Krona

USD—United States Dollar

ZAR—South African Rand

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non Voting Depositary Receipt

OJSC—Open Joint Stock Company

REG—Registered Shares

SCPA—Società Consortile per Azioni

See notes to financial statements.

14	Sanford C. Bernstein Fund, Inc.—2013 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Emerging Markets Portfolio

March 31, 2013 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–97.6%
Financials–27.2%
Commercial Banks–17.1%
Banco do Brasil SA	1,942,900	$26,392,480
Banco Santander Brasil SA/Brazil (ADR)	824,250	5,984,055
Bangkok Bank PCL (NVDR)	953,400	7,254,834
Bank Mandiri Persero Tbk PT	7,605,500	7,855,114
Bank of Baroda	231,722	2,893,185
Bank of India	482,700	2,706,279
Canara Bank	215,194	1,518,744
China Construction Bank Corp.–Class H	20,644,400	16,922,605
Credicorp Ltd.	79,320	13,171,086
DGB Financial Group, Inc.	327,690	4,968,023
First Gulf Bank PJSC	903,290	3,410,061
Grupo Financiero Banorte SAB de CV–Class O	1,472,885	11,806,739
Grupo Financiero Santander Mexico SAB de CV (ADR)(a)	513,377	7,921,407
Hana Financial Group, Inc.	94,590	3,353,575
HDFC Bank Ltd.	781,690	9,033,484
Industrial & Commercial Bank of China Ltd.–Class H	24,149,000	16,983,916
Itausa–Investimentos Itau SA (Preference Shares)	2,080,172	10,860,232
KB Financial Group, Inc.	272,237	9,094,408
Komercni Banka AS	18,001	3,434,323
Punjab National Bank	406,041	5,410,007
Sberbank of Russia (Sponsored ADR)	1,418,303	18,083,363
State Bank of India	134,620	5,167,669
Turkiye Halk Bankasi AS	846,015	9,048,276
Union Bank of India	941,094	3,799,790

		207,073,655

Consumer Finance–1.3%
Muthoot Finance Ltd.	1,249,321	4,184,708
Shriram Transport Finance Co., Ltd.	892,010	11,394,407

		15,579,115

Diversified Financial Services–0.1%
BM&FBovespa SA	235,700	1,590,968

Insurance–1.2%
AIA Group Ltd.	3,334,000	14,615,573

Real Estate Investment Trusts (REITs)–0.3%
Mexico Real Estate Management SA de CV(a)	1,603,440	3,569,994

Real Estate Management & Development–5.7%
BR Malls Participacoes SA	355,958	4,431,970
Company	Shares	U.S. $ Value

China Overseas Land & Investment Ltd.	2,530,000	$7,013,521
Country Garden Holdings Co., Ltd.(a)	14,498,000	7,194,660
Emaar Properties PJSC	1,014,480	1,445,013
Evergrande Real Estate Group Ltd.	18,835,000	7,608,439
Global Logistic Properties Ltd.	4,311,000	9,155,127
Hang Lung Properties Ltd.	4,940,000	18,526,546
KWG Property Holding Ltd.	4,373,800	2,753,784
LPN Development PCL	2,766,600	2,385,407
LPS Brasil Consultoria de Imoveis SA	140,800	2,500,711
Shimao Property Holdings Ltd.	1,863,000	3,601,647
Supalai PCL	2,651,400	1,883,187

		68,500,012

Thrifts & Mortgage Finance–1.5%
Housing Development Finance Corp.	1,165,525	17,677,561

		328,606,878

Information Technology–17.8%
Computers & Peripherals–1.0%
Lite-On Technology Corp.(a)	2,897,944	4,713,930
Wistron Corp.(a)	6,822,016	7,486,802

		12,200,732

Electronic Equipment, Instruments & Components–2.9%
Hon Hai Precision Industry Co., Ltd.	5,545,000	15,431,818
Innolux Corp.(a)	5,922,000	3,668,855
Ju Teng International Holdings Ltd.	3,128,000	1,973,524
LG Display Co., Ltd.(a)	366,660	10,722,056
Yageo Corp.(a)	10,973,000	3,531,479

		35,327,732

Internet Software & Services–2.0%
Baidu, Inc. (Sponsored ADR)(a)	152,616	13,384,423
Mail.ru Group Ltd. (GDR)(b)	92,080	2,550,616
Tencent Holdings Ltd.	271,200	8,674,223

		24,609,262

IT Services–2.1%
Sonda SA	2,612,874	9,132,590
Tata Consultancy Services Ltd.	557,942	16,160,504

		25,293,094

Semiconductors & Semiconductor Equipment–9.8%
Advanced Semiconductor Engineering, Inc.	14,006,794	11,464,031
King Yuan Electronics Co., Ltd.(a)	1,239,000	841,726
Samsung Electronics Co., Ltd.	48,771	66,476,310
Samsung Electronics Co., Ltd. (Preference Shares)	11,250	8,808,871

Schedule of Investments—Emerging Markets Portfolio	15

Company	Shares	U.S. $ Value

SK Hynix, Inc.(a)	415,640	$11,004,423
Taiwan Semiconductor Manufacturing Co., Ltd.(a)	5,861,120	19,630,386

		118,225,747

		215,656,567

Consumer Discretionary–15.1%
Auto Components–0.5%
Apollo Tyres Ltd.	1,350,678	2,077,726
Gajah Tunggal Tbk PT	5,905,500	1,522,966
Nokian Renkaat Oyj	34,000	1,516,857
Xingda International Holdings Ltd.	3,011,000	999,651

		6,117,200

Automobiles–1.7%
Hyundai Motor Co.	19,110	3,862,986
Kia Motors Corp.	251,460	12,758,559
Tata Motors Ltd.	1,038,270	4,079,581

		20,701,126

Distributors–0.5%
Dah Chong Hong Holdings Ltd.	6,792,000	6,439,005

Diversified Consumer Services–0.9%
Anhanguera Educacional Participacoes SA	181,300	2,924,845
Estacio Participacoes SA	348,800	7,577,543

		10,502,388

Hotels, Restaurants & Leisure–3.3%
Ajisen China Holdings Ltd.	4,165,000	3,309,325
Melco Crown Entertainment Ltd. (ADR)(a)	410,400	9,578,736
MGM China Holdings Ltd.	1,761,200	3,799,204
Sands China Ltd.	2,645,200	13,764,138
Yum! Brands, Inc.	123,570	8,889,626

		39,341,029

Household Durables–0.6%
Brookfield Incorporacoes SA	3,177,316	3,946,586
MRV Engenharia e Participacoes SA	125,900	522,727
Rossi Residencial SA	2,161,595	3,294,674

		7,763,987

Internet & Catalog Retail–0.1%
Ctrip.com International Ltd. (ADR)(a)	73,180	1,564,588

Media–0.9%
Naspers Ltd.	176,744	11,012,219

Multiline Retail–1.4%
El Puerto de Liverpool SAB de CV	565,330	6,941,072
Golden Eagle Retail Group Ltd.	1,243,000	2,249,605
SACI Falabella(a)	596,302	7,201,420

		16,392,097

Company	Shares	U.S. $ Value

Specialty Retail–2.5%
Belle International Holdings Ltd.	6,831,000	$11,449,026
Chow Tai Fook Jewellery Group Ltd.	3,319,200	4,527,842
Indomobil Sukses Internasional Tbk PT	9,260,500	5,258,692
Mr. Price Group Ltd.	446,092	5,674,122
Zhongsheng Group Holdings Ltd.	3,042,500	3,694,667

		30,604,349

Textiles, Apparel & Luxury Goods–2.7%
Alpargatas SA (Preference Shares)	323,500	2,177,211
Cie Financiere Richemont SA (Johannesburg)	1,456,500	11,480,667
Daphne International Holdings Ltd.	3,492,000	4,401,669
Pacific Textile Holdings Ltd.	3,118,000	3,362,939
Shenzhou International Group Holdings Ltd.	1,704,000	4,807,783
Yue Yuen Industrial Holdings Ltd.	1,788,000	5,853,480

		32,083,749

		182,521,737

Energy–10.9%
Oil, Gas & Consumable Fuels–10.9%
Afren PLC(a)	2,119,612	4,581,334
Banpu PCL	356,250	4,586,179
China Petroleum & Chemical Corp.–Class H	13,487,000	15,816,277
Ecopetrol SA (Sponsored ADR)	171,250	9,336,550
Gazprom OAO (Sponsored ADR)	2,440,822	20,746,987
KazMunaiGas Exploration Production JSC (GDR)(b)	220,704	4,193,376
LUKOIL OAO (London) (Sponsored ADR)	331,090	21,355,305
NovaTek OAO (Sponsored GDR)(b)	112,360	12,108,822
Petroleo Brasileiro SA (Sponsored ADR)	1,437,770	26,095,526
PTT PCL	662,500	7,329,691
Ultrapar Participacoes SA	249,900	6,319,381

		132,469,428

Consumer Staples–9.0%
Beverages–0.6%
Cia Cervecerias Unidas SA	415,742	6,907,796

Food & Staples Retailing–3.4%
Bizim Toptan Satis Magazalari AS	109,634	1,874,560
Brazil Pharma SA	479,700	3,382,766
Jeronimo Martins SGPS SA	573,133	11,163,326
Magnit OJSC (Sponsored GDR)(b)	297,220	13,443,192

16	Sanford C. Bernstein Fund, Inc.—2013 Semi-Annual Report

Company	Shares	U.S. $ Value

Olam International Ltd.	5,905,181	$8,220,877
Shoprite Holdings Ltd.	159,180	3,166,397

		41,251,118

Food Products–2.2%
AVI Ltd.	908,830	5,308,501
Gruma SAB de CV(a)	262,075	1,158,936
MHP SA (GDR)(a)(b)	407,260	7,228,865
NongShim Co., Ltd.	2,210	612,219
Unilever PLC	286,510	12,118,549

		26,427,070

Household Products–0.6%
Kimberly-Clark de Mexico SAB de CV	2,198,000	7,669,852

Tobacco–2.2%
British American Tobacco PLC	328,390	17,609,093
Gudang Garam Tbk PT	568,500	2,870,154
KT&G Corp.	84,170	5,711,698

		26,190,945

		108,446,781

Materials–8.0%
Chemicals–1.2%
Hyosung Corp.	77,140	3,823,276
OCI Co., Ltd.	28,840	4,166,335
SKC Co., Ltd.	114,140	3,303,485
United Phosphorus Ltd.	1,103,360	2,412,067

		13,705,163

Construction Materials–1.1%
Cemex Latam Holdings SA(a)	158,384	1,190,374
China National Building Material Co., Ltd.–Class H	4,446,000	5,627,760
China Shanshui Cement Group Ltd.	2,409,000	1,387,006
Grasim Industries Ltd. (GDR)(b)	26,841	1,389,360
Semen Indonesia Persero Tbk PT	969,000	1,770,041
West China Cement Ltd.	13,990,400	2,316,977

		13,681,518

Metals & Mining–5.7%
Antofagasta PLC	301,620	4,527,621
KGHM Polska Miedz SA	351,230	17,022,208
Korea Zinc Co., Ltd.	8,500	2,722,950
Koza Altin Isletmeleri AS	402,475	9,413,207
MMC Norilsk Nickel OJSC (ADR)	314,030	5,303,967
Real Gold Mining Ltd.(a)(c)(d)	1,788,000	322,471
Sberbank of Russia (GDR)(a)(b)	170,202	2,355,596
Vale SA (Sponsored ADR) (Local Preference Shares)	1,472,550	24,341,251
Vale SA (Sponsored ADR)–Class B	170,560	2,948,982

		68,958,253

Paper & Forest Products–0.0%
China Forestry Holdings Co., Ltd.(a)(c)(d)	6,430,000	$83

		96,345,017

Industrials–4.0%
Airlines–0.7%
Turk Hava Yollari(a)	1,979,180	8,098,666

Construction & Engineering–1.0%
Larsen & Toubro Ltd.	358,200	9,040,937
Samsung Engineering Co., Ltd.	20,043	2,323,903

		11,364,840

Industrial Conglomerates–0.7%
Bidvest Group Ltd.	256,978	6,773,940
SM Investments Corp.	59,820	1,637,292

		8,411,232

Professional Services–0.1%
Qualicorp SA(a)	152,900	1,536,756

Road & Rail–1.0%
Globaltrans Investment PLC (Sponsored GDR)(b)	329,632	5,201,593
Localiza Rent a Car SA	409,869	7,322,168

		12,523,761

Transportation Infrastructure–0.5%
Jiangsu Expressway Co., Ltd.	6,136,000	6,176,096

		48,111,351

Health Care–2.4%
Health Care Providers & Services–0.3%
Odontoprev SA	483,900	2,215,057
Shanghai Pharmaceuticals Holding Co., Ltd.–Class H	820,200	1,798,687

		4,013,744

Pharmaceuticals–2.1%
Aspen Pharmacare Holdings Ltd.(a)	270,645	5,625,394
Pharmstandard OJSC (GDR)(a)(b)	255,689	5,279,978
Richter Gedeon Nyrt	36,850	5,158,978
Sun Pharmaceutical Industries Ltd.	595,430	8,992,652

		25,057,002

		29,070,746

Utilities–2.0%
Electric Utilities–0.4%
Light SA	463,700	4,589,385

Independent Power Producers & Energy Traders–0.6%
APR Energy PLC	336,367	4,311,992
Huaneng Power International, Inc.–Class H	3,282,000	3,486,513

		7,798,505

Schedule of Investments—Emerging Markets Portfolio	17

Company	Shares	U.S. $ Value

Water Utilities–1.0%
Cia de Saneamento Basico do Estado de Sao Paulo(a)	108,800	$5,190,310
Cia de Saneamento de Minas Gerais-COPASA	261,200	6,378,929

		11,569,239

		23,957,129

Telecommunication Services–1.2%
Wireless Telecommunication Services–1.2%
America Movil SAB de CV Series L (ADR)	186,736	3,913,986
China Mobile Ltd.	420,000	4,451,972
SK Telecom Co., Ltd.	27,240	4,426,782
Turkcell Iletisim Hizmetleri AS(a)	228,290	1,529,951

		14,322,691

Total Common Stocks (cost $1,091,795,736)		1,179,508,325

WARRANTS–1.0%
Financials–0.7%
Commercial Banks–0.5%
Bank Muscat SAOG, Citigroup Global Markets, expiring 10/28/13(a)	621,700	987,259
Commercial Bank of Qatar QSC/The, Deutsche Bank AG London, expiring 5/26/17(a)	290,540	5,250,058

		6,237,317

Real Estate Management & Development–0.2%
Emaar Properties PJSC, Merril Lynch International, expiring 10/01/15(a)	1,103,500	1,565,315

		7,802,632

Industrials–0.3%
Industrial Conglomerates–0.3%
John Keells Holdings PLC, Deutsche Bank AG London, expiring 7/05/19(a)	1,776,110	3,460,395

Consumer Staples–0.0%
Food & Staples Retailing–0.0%
Olam International Ltd., expiring 12/03/17(a)	956,638	330,040

Total Warrants (cost $11,690,594)		11,593,067

Principal Amount (000)		U.S. $ Value

CORPORATES–NON-INVESTMENT GRADES–0.1%
Industrial–0.1%
Consumer Non-Cyclical–0.1%
Olam International Ltd. 6.75%, 1/29/18(b) (cost $1,758,543)	$1,848	$1,746,237

SHORT-TERM INVESTMENTS–0.6%
Repurchase Agreements–0.6%
State Street Bank & Trust Co. 0.01%, dated 3/28/13 due 4/01/13 in the amount of $7,562,207 (collateralized by $7,755,000 Federal National Mortgage Association, 3.3%, due 01/18/2033, value $ 7,716,225) (cost $7,562,199)	7,562	7,562,199

Total Investments—99.3% (cost $1,112,807,072)		1,200,409,828	(e)

Other assets less liabilities—0.7%		8,194,526

Net Assets—100.0%		$1,208,604,354

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2013, the aggregate market value of these securities amounted to $55,497,635 or 4.6% of net assets.
(c)	Fair valued by the Adviser.
(d)	Illiquid security.
(e)	On March 29, 2013, the Fund and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The Fund valued its foreign securities using the closing market prices from the respective foreign markets as of March 28, 2013 for financial reporting purposes.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non Voting Depositary Receipt

OJSC—Open Joint Stock Company

See notes to financial statements.

18	Sanford C. Bernstein Fund, Inc.—2013 Semi-Annual Report

SCB–ST–1946–0313

Sanford C. Bernstein Fund, Inc.

March 31, 2013

Schedule of Investments To the Semi-Annual Report For the Taxable Bond Portfolios

Intermediate Duration

Short Duration Plus

U.S. Government Short Duration

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Portfolio

March 31, 2013 (unaudited)

Principal Amount (000)			U.S. $ Value

CORPORATES-INVESTMENT GRADES–30.7%
Industrial–13.7%
Basic–1.7%
Alcoa, Inc. 5.40%, 4/15/21	U.S.$	7,160	$7,414,960
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		8,125	8,600,117
Basell Finance Co. BV 8.10%, 3/15/27(a)		3,560	4,770,400
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16		3	3,530
Cia Minera Milpo SAA 4.625%, 3/28/23(a)(b)		5,011	4,982,337
Dow Chemical Co. (The)
3.00%, 11/15/22		14	13,759
4.125%, 11/15/21		2,385	2,553,238
5.25%, 11/15/41		2,320	2,480,057
7.375%, 11/01/29		700	930,379
8.55%, 5/15/19		3,226	4,336,289
Gerdau Trade, Inc. 5.75%, 1/30/21(a)		193	206,027
International Paper Co.
4.75%, 2/15/22		3,860	4,344,909
5.30%, 4/01/15		8	8,647
7.95%, 6/15/18		7,555	9,723,225
LyondellBasell Industries NV 5.75%, 4/15/24		6,074	7,121,765
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(a)		4,581	4,546,459
Vale SA 5.625%, 9/11/42		12,135	12,005,338

			74,041,436

Capital Goods–0.7%
Embraer SA 5.15%, 6/15/22		3,276	3,566,745
General Electric Co. 5.25%, 12/06/17		150	175,708
Odebrecht Finance Ltd. 5.125%, 6/26/22(a)		4,255	4,474,133
Owens Corning 6.50%, 12/01/16(c)		8,371	9,424,465
Republic Services, Inc.
3.80%, 5/15/18		8	8,797
5.25%, 11/15/21		4,903	5,731,367
5.50%, 9/15/19		6,718	7,975,374
United Technologies Corp. 4.875%, 5/01/15		5	5,452

			31,362,041

Principal Amount (000)			U.S. $ Value

Communications-Media–2.8%
CBS Corp.
3.375%, 3/01/22	U.S.$	1,403	$1,429,016
5.75%, 4/15/20		10,578	12,483,244
8.875%, 5/15/19		5	6,678
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		5,580	8,455,798
Comcast Corp.
5.15%, 3/01/20		11,000	13,031,788
5.30%, 1/15/14		15	15,575
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
1.75%, 1/15/18		7	6,919
3.80%, 3/15/22		8,490	8,678,232
4.60%, 2/15/21		3,225	3,511,180
4.75%, 10/01/14		4,555	4,818,525
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(a)(d)		3,075	3,313,312
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(a)		5,187	5,239,384
News America, Inc.
6.15%, 2/15/41		5,925	7,094,956
6.55%, 3/15/33		3,525	4,160,110
Omnicom Group, Inc. 3.625%, 5/01/22		4,144	4,236,076
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		10,897	14,158,734
SES 3.60%, 4/04/23(a)		2,355	2,343,649
Time Warner Cable, Inc.
4.00%, 9/01/21		12	12,804
7.50%, 4/01/14		5,285	5,636,347
8.75%, 2/14/19		10	13,225
Time Warner Entertainment Co. LP 8.375%, 3/15/23		10,470	14,314,437
WPP Finance 2010 4.75%, 11/21/21		1,637	1,768,122
WPP Finance UK 8.00%, 9/15/14		9,922	10,892,510

			125,620,621

Communications-Telecommunications–1.4%
American Tower Corp. 5.05%, 9/01/20		10,745	11,928,003
AT&T, Inc.
1.70%, 6/01/17		14	14,166
4.30%, 12/15/42(a)		2,827	2,633,947
4.45%, 5/15/21		6,268	7,053,318
5.35%, 9/01/40		2,103	2,251,423
5.80%, 2/15/19		50	60,298
BellSouth Corp. 5.20%, 9/15/14		50	53,258
British Telecommunications PLC
2.00%, 6/22/15		5,249	5,370,194
5.95%, 1/15/18		1,089	1,298,197

Schedule of Investments—Intermediate Duration Portfolio	1

Principal Amount (000)				U.S. $ Value

Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)		U.S.$	10,746	$10,787,147
Rogers Communications, Inc. 4.00%, 6/06/22		CAD	1,130	1,180,379
Telecom Italia Capital SA 7.175%, 6/18/19		U.S.$	5,770	6,562,290
Telefonica Emisiones SAU 5.462%, 2/16/21			4,705	5,063,559
United States Cellular Corp. 6.70%, 12/15/33			7,535	7,942,870
Verizon Communications, Inc.
2.00%, 11/01/16			7	7,224
5.25%, 4/15/13			5	5,008
5.55%, 2/15/16			50	56,407
Vodafone Group PLC 5.75%, 3/15/16			20	22,752

				62,290,440

Consumer Cyclical-Automotive–0.7%
Ford Motor Credit Co. LLC 5.00%, 5/15/18			18,842	20,752,767
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)			9,394	10,149,795

				30,902,562

Consumer Cyclical-Entertainment–0.5%
Time Warner, Inc.
4.70%, 1/15/21			5,650	6,371,019
7.625%, 4/15/31			5	6,765
Turner Broadcasting System, Inc. 8.375%, 7/01/13			11,372	11,585,259
Viacom, Inc. 5.625%, 9/15/19			2,220	2,640,320

				20,603,363

Consumer Cyclical-Other–0.1%
Host Hotels & Resorts LP 5.25%, 3/15/22			4,960	5,505,600

Consumer Cyclical-Restaurants–0.0%
McDonald’s Corp.
5.00%, 2/01/19			25	29,551
Series G
5.80%, 10/15/17			50	60,302

				89,853

Consumer Cyclical-Retailers–0.0%
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22			27	28,477
Wal-Mart Stores, Inc. 5.80%, 2/15/18			100	121,866

				150,343

Consumer Non-Cyclical–1.8%
Actavis, Inc.
1.875%, 10/01/17			7	7,082
3.25%, 10/01/22			4,292	4,350,753
Principal Amount (000)				U.S. $ Value

Ahold Finance USA LLC 6.875%, 5/01/29	U.S.$		12,145	$15,648,335
Bunge Ltd. Finance Corp.
5.10%, 7/15/15			5,363	5,815,364
5.875%, 5/15/13			8,910	8,958,853
8.50%, 6/15/19			5	6,445
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)			11,945	12,181,057
ConAgra Foods, Inc. 3.20%, 1/25/23			3,479	3,467,568
Kroger Co. (The) 3.40%, 4/15/22			8,522	8,878,006
Reynolds American, Inc. 3.25%, 11/01/22			5,431	5,369,597
Thermo Fisher Scientific, Inc. 4.70%, 5/01/20			11	12,163
Tyson Foods, Inc. 4.50%, 6/15/22			12,168	13,240,305

				77,935,528

Energy–2.4%
Anadarko Petroleum Corp. 6.45%, 9/15/36			3,420	4,203,426
Apache Corp. 5.25%, 4/15/13			5	5,008
Encana Corp. 3.90%, 11/15/21			14,770	15,623,883
Marathon Petroleum Corp.
3.50%, 3/01/16			1,677	1,791,789
5.125%, 3/01/21			3,804	4,436,719
Nabors Industries, Inc. 9.25%, 1/15/19			8,921	11,474,030
Noble Energy, Inc. 8.25%, 3/01/19			10,604	13,829,525
Noble Holding International Ltd. 4.90%, 8/01/20			975	1,081,187
Phillips 66 4.30%, 4/01/22			16,550	18,167,978
Reliance Holdings USA, Inc. 5.40%, 2/14/22(a)			6,968	7,731,350
Transocean, Inc. 2.50%, 10/15/17			5,359	5,426,818
Valero Energy Corp. 6.125%, 2/01/20			6,983	8,484,799
Weatherford International Ltd./Bermuda
5.125%, 9/15/20			4,905	5,290,469
9.625%, 3/01/19			6,870	8,972,571

				106,519,552

Technology–0.8%
Agilent Technologies, Inc. 5.00%, 7/15/20			1,962	2,232,201
Baidu, Inc. 2.25%, 11/28/17			2,374	2,402,858
Hewlett-Packard Co. 4.65%, 12/09/21(b)			5,671	5,880,265

2	Sanford C. Bernstein Fund, Inc.—2013 Semi-Annual Report

Principal Amount (000)			U.S. $ Value

Intel Corp. 4.80%, 10/01/41	U.S.$	4,435	$4,684,278
Motorola Solutions, Inc.
3.50%, 3/01/23		6,857	6,897,443
7.50%, 5/15/25		985	1,247,057
Oracle Corp. 4.95%, 4/15/13		3	3,005
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		12,280	12,768,142

			36,115,249

Transportation-Airlines–0.3%
Southwest Airlines Co.
5.25%, 10/01/14		6,475	6,842,793
5.75%, 12/15/16		4,235	4,754,397

			11,597,190

Transportation-Services–0.5%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		13,450	13,857,226
Con-way, Inc. 6.70%, 5/01/34		2,229	2,342,788
Ryder System, Inc.
2.50%, 3/01/18		13	13,331
5.85%, 11/01/16		3,664	4,182,181
7.20%, 9/01/15		3,540	4,020,888

			24,416,414

			607,150,192

Financial Institutions–12.8%
Banking–8.2%
American Express Co. 2.65%, 12/02/22		17	16,659
Bank of America Corp.
3.30%, 1/11/23		2,765	2,726,453
5.00%, 5/13/21		5	5,605
5.625%, 7/01/20		2,100	2,450,633
5.70%, 1/24/22		2,395	2,805,362
5.875%, 2/07/42		8,228	9,775,119
7.375%, 5/15/14		6,800	7,277,224
7.625%, 6/01/19		5	6,351
Series 1
3.75%, 7/12/16		20	21,271
Series L
5.65%, 5/01/18		5,690	6,582,232
Barclays Bank PLC 6.625%, 3/30/22(a)	EUR	7,620	11,145,711
7.625%, 11/21/22	U.S.$	7,761	7,654,286
Bear Stearns Cos. LLC (The)
5.30%, 10/30/15		5	5,526
5.55%, 1/22/17		12,930	14,757,849
5.70%, 11/15/14		13,830	14,905,490
Capital One Financial Corp.
2.125%, 7/15/14		7	7,110
4.75%, 7/15/21		11	12,412
6.25%, 11/15/13		8	8,275
Principal Amount (000)			U.S. $ Value

Citigroup, Inc.
4.50%, 1/14/22	U.S.$	5	$5,559
5.30%, 1/07/16		50	55,285
5.375%, 8/09/20		10,458	12,243,662
8.50%, 5/22/19		7,395	9,851,974
Compass Bank 5.50%, 4/01/20		14,784	15,368,840
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.95%, 11/09/22		5,241	5,276,848
Countrywide Financial Corp. 6.25%, 5/15/16		5,826	6,489,191
Danske Bank A/S 5.684%, 2/15/17	GBP	4,665	6,769,262
DNB Bank ASA 3.20%, 4/03/17(a)	U.S.$	12,300	13,027,693
Fifth Third Bancorp
3.50%, 3/15/22		4,799	5,000,193
6.25%, 5/01/13		10	10,045
Goldman Sachs Group, Inc. (The)
3.625%, 2/07/16		12	12,744
5.00%, 10/01/14		24	25,407
5.625%, 1/15/17		10	11,196
5.75%, 1/24/22		5,110	5,941,520
6.00%, 6/15/20		12,435	14,675,974
Series G
7.50%, 2/15/19		9,495	11,878,872
HSBC Holdings PLC
4.00%, 3/30/22		12,850	13,825,675
5.10%, 4/05/21		7,522	8,691,453
ING Bank NV 2.00%, 9/25/15(a)		12,050	12,269,807
JPMorgan Chase & Co.
3.15%, 7/05/16		18	19,085
4.40%, 7/22/20		3,485	3,863,224
4.50%, 1/24/22		2,106	2,308,010
4.75%, 5/01/13		5	5,017
5.375%, 1/15/14		50	51,973
6.125%, 6/27/17		50	58,674
Series 1
7.90%, 4/30/18		6,467	7,429,477
Macquarie Bank Ltd. 5.00%, 2/22/17(a)		2,532	2,794,239
Macquarie Group Ltd. 4.875%, 8/10/17(a)		6,132	6,664,865
Merrill Lynch & Co., Inc. Series B 5.30%, 9/30/15		30	32,866
Morgan Stanley
4.75%, 4/01/14		65	67,199
7.25%, 4/01/32		15	19,304
Series G
5.50%, 7/24/20–7/28/21		14,206	16,321,225
6.625%, 4/01/18		11,725	14,016,088
Murray Street Investment Trust I 4.647%, 3/09/17		1,107	1,210,503
National Capital Trust II 5.486%, 3/23/15(a)		3,116	3,162,740

Schedule of Investments—Intermediate Duration Portfolio	3

Principal Amount (000)			U.S. $ Value

Nationwide Building Society 6.25%, 2/25/20(a)	U.S.$	13,470	$15,766,904
PNC Funding Corp. 5.125%, 2/08/20		5	5,852
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)		3,039	3,502,448
Santander US Debt SAU 2.991%, 10/07/13(a)		13,400	13,489,418
Societe Generale SA 2.50%, 1/15/14(a)		6,205	6,270,773
Standard Chartered PLC 4.00%, 7/12/22(a)		6,689	6,907,061
UBS AG/Stamford CT 7.625%, 8/17/22		5,982	6,684,652
UFJ Finance Aruba AEC 6.75%, 7/15/13		2,366	2,408,474
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		5,567	5,603,113
Vesey Street Investment Trust I 4.404%, 9/01/16		2,971	3,229,513
Wachovia Bank NA 5.85%, 2/01/37		5,630	6,808,365
Wachovia Corp. 5.50%, 5/01/13		12,875	12,929,371
Wells Fargo Bank NA 5.75%, 5/16/16		50	56,971

			363,282,172

Brokerage–0.3%
Nomura Holdings, Inc. 2.00%, 9/13/16		10,784	10,757,547

Finance–0.5%
General Electric Capital Corp.
2.15%, 1/09/15		15	15,382
4.65%, 10/17/21		4,942	5,532,826
Series G
5.625%, 5/01/18		20	23,669
HSBC Finance Corp. 6.676%, 1/15/21		110	130,167
SLM Corp.
7.25%, 1/25/22		6,825	7,626,938
Series A
5.375%, 5/15/14		6,690	6,976,105

			20,305,087

Insurance–2.8%
Allied World Assurance Co., Ltd. 7.50%, 8/01/16		3,185	3,787,631
Allstate Corp. (The) 6.125%, 5/15/37		10,496	11,204,480
American International Group, Inc.
4.875%, 6/01/22		6,696	7,575,111
6.40%, 12/15/20		5,975	7,399,715
Coventry Health Care, Inc.
5.95%, 3/15/17		2,515	2,915,899
6.125%, 1/15/15		965	1,043,292
6.30%, 8/15/14		7,810	8,350,827

Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)	U.S.$	4,804	$6,486,644
Hartford Financial Services Group, Inc.
4.00%, 3/30/15		2,697	2,850,330
5.125%, 4/15/22		3,400	3,921,716
5.50%, 3/30/20		6,904	8,052,073
6.10%, 10/01/41		5	6,021
Humana, Inc.
6.30%, 8/01/18		1,210	1,421,145
6.45%, 6/01/16		1,111	1,281,853
7.20%, 6/15/18		2,385	2,919,815
Lincoln National Corp. 8.75%, 7/01/19		3,071	4,162,439
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		2,725	4,212,408
MetLife Capital Trust IV 7.875%, 12/15/37(a)		5,200	6,513,000
MetLife, Inc.
4.75%, 2/08/21		1,570	1,796,300
5.00%, 6/15/15		100	108,919
7.717%, 2/15/19		2,159	2,803,531
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		10,150	14,692,399
Prudential Financial, Inc.
4.50%, 11/15/20		8	8,992
5.625%, 6/15/43		8,035	8,316,225
6.20%, 1/15/15		5	5,454
WellPoint, Inc. 3.30%, 1/15/23		4,319	4,376,615
XL Group PLC
5.25%, 9/15/14		7,525	7,939,801
6.25%, 5/15/27		5	6,078

			124,158,713

Other Finance–0.2%
ORIX Corp. 4.71%, 4/27/15		9,573	10,158,418

REITS–0.8%
ERP Operating LP
5.20%, 4/01/13		20	20,000
5.25%, 9/15/14		5	5,324
HCP, Inc. 5.375%, 2/01/21		12,835	14,909,174
Health Care REIT, Inc. 5.25%, 1/15/22		12,820	14,462,857
Healthcare Realty Trust, Inc. 5.125%, 4/01/14		7,078	7,388,123

			36,785,478

			565,447,415

4	Sanford C. Bernstein Fund, Inc.—2013 Semi-Annual Report

Principal Amount (000)			U.S. $ Value

Utility–3.8%
Electric–1.5%
CMS Energy Corp. 5.05%, 3/15/22	U.S.$	3,988	$4,590,575
Constellation Energy Group, Inc. 5.15%, 12/01/20		2,362	2,696,941
Duke Energy Carolinas LLC 3.90%, 6/15/21		4	4,498
FirstEnergy Corp.
Series B
4.25%, 3/15/23		1,317	1,331,988
Series C
7.375%, 11/15/31		4,077	4,776,124
MidAmerican Energy Holdings Co. 6.125%, 4/01/36		10,120	12,578,290
Nisource Finance Corp.
6.125%, 3/01/22		6	7,182
6.80%, 1/15/19		13,300	16,228,846
Pacific Gas & Electric Co. 4.50%, 12/15/41		4,825	5,040,070
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)		5,805	5,944,726
TECO Finance, Inc.
4.00%, 3/15/16		2,925	3,143,658
5.15%, 3/15/20		3,625	4,199,490
Union Electric Co. 6.70%, 2/01/19		1,205	1,510,894
Wisconsin Energy Corp. 6.25%, 5/15/67		5,810	6,306,755

			68,360,037

Natural Gas–2.3%
DCP Midstream LLC 5.35%, 3/15/20(a)		3,019	3,339,485
Energy Transfer Partners LP
5.95%, 2/01/15		7	7,589
6.70%, 7/01/18		3,915	4,723,659
7.50%, 7/01/38		8,376	10,458,810
Enterprise Products Operating LLC
3.35%, 3/15/23		5	5,092
5.20%, 9/01/20		2,133	2,501,612
Kinder Morgan Energy Partners LP
3.45%, 2/15/23		15	15,161
3.95%, 9/01/22		12,863	13,666,976
4.15%, 3/01/22		3,287	3,524,995
ONEOK, Inc. 4.25%, 2/01/22		12,180	12,935,635
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		12,130	13,302,619
TransCanada PipeLines Ltd. 6.35%, 5/15/67		12,800	13,654,106
Williams Cos., Inc. (The) 3.70%, 1/15/23		10,491	10,414,510

Williams Partners LP
3.35%, 8/15/22	U.S.$	13	$12,856
5.25%, 3/15/20		10,223	11,649,957

			100,213,062

			168,573,099

Non Corporate Sectors–0.4%
Agencies-Not Government Guaranteed–0.4%
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(a)		10,017	11,156,935
Petrobras International Finance Co.–Pifco 5.375%, 1/27/21		5,948	6,417,850

			17,574,785

Total Corporates–Investment Grades (cost $1,239,638,382)			1,358,745,491

MORTGAGE PASS-THROUGHS–24.5%
Agency Fixed Rate 30-Year–19.5%
Federal Home Loan Mortgage Corp. Gold
4.50%, 5/01/39–4/01/41		61,309	65,626,135
5.00%, 8/01/33		8	8,809
5.50%, 4/01/38		22,199	24,042,907
Series 2007
4.50%, 1/01/37–3/01/37		1,467	1,571,669
5.50%, 7/01/35		5,029	5,496,691
Federal National Mortgage Association
3.00%, TBA		112,230	115,754,718
3.50%, TBA		99,254	104,806,021
3.50%, TBA		37,830	39,851,541
4.00%, TBA		106,060	113,069,908
4.00%, 12/01/41		182	194,707
4.50%, TBA		74,925	80,719,984
5.50%, 11/01/33–6/01/38		37,871	41,424,909
6.00%, TBA		14,064	15,404,475
6.00%, 3/01/31–4/01/40		34,009	37,297,799
6.50%, 8/01/31–8/01/34		27	31,441
Series 2003
5.00%, 11/01/33		8,783	9,536,800
5.50%, 4/01/33–7/01/33		16,664	18,370,793
Series 2004
5.00%, 4/01/34		4	4,442
5.50%, 4/01/34–11/01/34		14,504	15,990,942
6.00%, 9/01/34–10/01/34		8,015	8,937,796
Series 2005
4.50%, 8/01/35		13,459	14,511,109
5.50%, 2/01/35		13,509	14,873,747
6.00%, 4/01/35		3,028	3,407,826

Schedule of Investments—Intermediate Duration Portfolio	5

Principal Amount (000)			U.S. $ Value

Series 2006
5.00%, 2/01/36	U.S.$	19,978	$21,692,650
5.50%, 4/01/36		3,027	3,320,871
6.00%, 10/01/31		9	10,201
Series 2007
4.50%, 9/01/35		12,567	13,581,198
5.00%, 7/01/36		6,236	6,783,242
6.00%, 3/01/37		82	90,597
Series 2008
5.50%, 12/01/35–3/01/37		25,069	27,500,410
6.00%, 3/01/37–5/01/38		42,867	47,240,636
Series 2010
6.00%, 2/01/40–4/01/40		11,817	12,962,490
Series 2011
6.00%, 10/01/39		43	46,899
Series 2012
3.50%, 5/01/42		13	13,627
6.00%, 10/01/40		106	115,921
Government National Mortgage Association Series 1996 8.50%, 11/15/26		1	629

			864,294,540

Agency Fixed Rate 15-Year–4.0%
Federal Home Loan Mortgage Corp. Gold 6.00%, 7/01/17		6	6,076
Federal National Mortgage Association
3.00%, TBA		48,330	50,812,577
4.50%, TBA		96,800	104,131,845
4.50%, 6/01/19–7/01/26		19,972	21,510,920

			176,461,418

Agency ARMs–1.0%
Federal Home Loan Mortgage Corp.
2.809%, 5/01/38(e)		15,403	16,597,357
2.935%, 5/01/35(c)		4,491	4,747,961
3.032%, 9/01/37(e)		8,890	9,534,514
Series 2006
2.388%, 3/01/34(e)		3,235	3,437,255
3.068%, 12/01/36(c)		3	2,872
Series 2007
3.063%, 3/01/37(c)		3	3,245
Federal National Mortgage Association
Series 2007
2.38%, 3/01/34(e)		4,663	4,979,285
2.85%, 10/01/37(c)		1,985	2,133,755
2.999%, 8/01/37(e)		4,061	4,353,043

			45,789,287

Total Mortgage Pass-Throughs (cost $1,061,676,905)			1,086,545,245

GOVERNMENTS-TREASURIES–14.4%
United States–14.4%
U.S. Treasury Bonds
2.75%, 8/15/42	U.S.$	4,740	$4,397,829
3.00%, 5/15/42		27,030	26,464,046
4.50%, 2/15/36		52,080	66,149,725
4.625%, 2/15/40(f)		98,313	127,991,627
4.75%, 2/15/37		5	6,582
8.125%, 8/15/21		542	826,889
U.S. Treasury Notes
0.50%, 7/31/17		19,735	19,622,451
0.875%, 11/30/16–1/31/17		90,685	91,912,512
1.00%, 8/31/16(f)		176,940	180,243,824
1.00%, 3/31/17		40,170	40,869,842
1.50%, 6/30/16		41,295	42,743,546
1.75%, 1/31/14		15	15,199
2.00%, 11/15/21–2/15/23		33,448	34,138,197
2.125%, 8/15/21		580	606,100
2.625%, 7/31/14		15	15,485

Total Governments–Treasuries (cost $606,980,924)			636,003,854

ASSET-BACKED SECURITIES–12.9%
Autos-Fixed Rate–7.3%
Ally Auto Receivables Trust Series 2012-1, Class A2 0.71%, 9/15/14		4,631	4,634,805
Ally Master Owner Trust
Series 2010-3, Class A
2.88%, 4/15/15(a)		4,734	4,738,923
Series 2012-4, Class A
1.72%, 7/15/19		11,565	11,718,872
AmeriCredit Automobile Receivables Trust
Series 2011-4, Class A2
0.92%, 3/09/15		2,049	2,050,458
Series 2011-5, Class A2
1.19%, 8/08/15		2,255	2,260,294
Series 2012-4, Class A2
0.49%, 4/08/16		17,687	17,689,683
Series 2013-1, Class A2
0.49%, 6/08/16		10,096	10,097,778
ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(a)		10,336	10,335,423
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(a)		8,975	9,158,386
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16		7,960	8,030,327
Capital Auto Receivables Asset Trust Series 2013-1, Class A2 0.62%, 7/20/16		8,726	8,719,312

6	Sanford C. Bernstein Fund, Inc.—2013 Semi-Annual Report

Principal Amount (000)			U.S. $ Value

CarMax Auto Owner Trust
Series 2012-1, Class A3
0.89%, 9/15/16	U.S.$	6,060	$6,091,700
Series 2012-3, Class A2
0.43%, 9/15/15		8,745	8,744,852
Exeter Automobile Receivables Trust
Series 2012-1A, Class A
2.02%, 8/15/16(a)		4,668	4,693,379
Series 2012-2A, Class A
1.30%, 6/15/17(a)		9,039	9,086,183
Fifth Third Auto Trust Series 2013-A, Class A3 0.61%, 9/15/17		8,787	8,786,764
Ford Auto Securitization Trust
Series 2011-R3A, Class A2
1.96%, 7/15/15(a)	CAD	13,934	13,756,787
Series 2013-R1A, Class A2
1.676%, 9/15/16(a)		7,385	7,283,587
Ford Credit Auto Lease Trust Series 2012-B, Class A2 0.54%, 11/15/14	U.S.$	13,704	13,709,066
Ford Credit Auto Owner Trust
Series 2012-B, Class A4
1.00%, 9/15/17		8,095	8,170,130
Series 2012-D, Class B
1.01%, 5/15/18		3,805	3,793,505
Ford Credit Floorplan Master Owner Trust
Series 2012-4, Class A1
0.74%, 9/15/16		16,025	16,061,880
Series 2013-1, Class A1
0.85%, 1/15/18		10,901	10,889,251
Harley-Davidson Motorcycle Trust Series 2012-1, Class A3 0.68%, 4/15/17		8,315	8,329,762
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(a)		21,065	21,062,563
Hyundai Auto Lease Securitization Trust Series 2013-A, Class A3 0.66%, 6/15/16(a)		11,952	11,946,202
Hyundai Auto Receivables Trust Series 2012-B, Class C 1.95%, 10/15/18		3,525	3,588,605
Mercedes-Benz Auto Lease Trust Series 2011-B, Class A2 0.90%, 1/15/14(a)		1,894	1,894,218
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(a)		19,143	19,146,714
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(a)		14,532	14,552,519

Nissan Auto Lease Trust
Series 2012-A, Class A2A
0.68%, 7/15/14	U.S.$	8,554	$8,567,789
Series 2012-B, Class A2A
0.45%, 6/15/15		6,077	6,073,238
Porsche Innovative Lease Owner Trust Series 2011-1, Class A3 1.09%, 9/22/14(a)		15,980	16,017,809
Santander Drive Auto Receivables Trust Series 2012-6, Class A2 0.47%, 9/15/15		5,510	5,509,254
SMART Trust/Australia Series 2012-4US, Class A2A 0.67%, 6/14/15		7,950	7,954,630

			325,144,648

Credit Cards-Fixed Rate–3.5%
American Express Credit Account Master Trust
Series 2012-2, Class A
0.68%, 3/15/18		25,775	25,836,881
Series 2012-5, Class A
0.59%, 5/15/18		13,910	13,915,953
Cabela’s Master Credit Card Trust Series 2013-1A, Class A 2.71%, 2/17/26(a)		11,045	11,044,311
Chase Issuance Trust Series 2013-A1, Class A1 1.30%, 2/18/20		14,845	14,920,135
Citibank Credit Card Issuance Trust Series 2012-A1, Class A1 0.55%, 10/10/17		14,150	14,129,125
Discover Card Master Trust
Series 2012-A1, Class A1
0.81%, 8/15/17		6,972	7,014,341
Series 2012-A3, Class A3
0.86%, 11/15/17		8,266	8,312,306
Dryrock Issuance Trust Series 2012-2, Class A 0.64%, 8/15/18		13,805	13,790,822
GE Capital Credit Card Master Note Trust
Series 2012-6, Class A
1.36%, 8/17/20		12,675	12,790,135
Series 2012-7, Class A
1.76%, 9/15/22		11,075	11,005,450
Series 2013-1, Class A
1.35%, 3/15/21		9,370	9,369,701
World Financial Network Credit Card Master Trust
Series 2012-B, Class A
1.76%, 5/17/21		7,890	8,027,933
Series 2013-A, Class A
1.61%, 12/15/21		4,353	4,367,091

			154,524,184

Schedule of Investments—Intermediate Duration Portfolio	7

Principal Amount (000)				U.S. $ Value

Other ABS-Fixed Rate–0.7%
CIT Canada Equipment Receivables Trust Series 2012-1A, Class A1 1.705%, 7/22/13(a)		CAD	806	$793,620
CIT Equipment Collateral Series 2012-VT1, Class A3 1.10%, 8/22/16(a)		U.S.$	7,103	7,128,599
CNH Equipment Trust
Series 2010-C, Class A3
1.17%, 5/15/15			2,086	2,089,983
Series 2012-A, Class A3
0.94%, 5/15/17			9,614	9,665,030
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15			5,442	5,457,663
GE Equipment Small Ticket LLC Series 2011-2A, Class A2 1.14%, 6/23/14(a)			4,295	4,300,678

				29,435,573

Autos-Floating Rate–0.7%
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.603%, 9/15/17(a)(c)			9,336	9,348,795
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.693%, 6/20/17(c)			19,000	19,085,633

				28,434,428

Credit Cards-Floating Rate–0.6%
Gracechurch Card Funding PLC Series 2012-1A, Class A1 0.903%, 2/15/17(a)(c)			12,465	12,571,097
Penarth Master Issuer PLC Series 2012-1A, Class A 1 0.773%, 3/18/14(a)(c)			14,404	14,441,494

				27,012,591

Home Equity Loans-Floating Rate–0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.329%, 12/25/32(c)			1,605	1,552,629
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.463%, 1/20/35(c)			2,311	2,288,578
RASC Trust Series 2003-KS3, Class A2 0.804%, 5/25/33(c)			183	160,727

				4,001,934

Home Equity Loans-Fixed Rate–0.0%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.86%, 1/25/33			1,507	1,541,738

Total Asset-Backed Securities (cost $569,196,657)				570,095,096

COMMERCIAL MORTGAGE-BACKED SECURITIES–7.7%
Non-Agency Fixed Rate CMBS–7.2%
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2006-5, Class A4 5.414%, 9/10/47	U.S.$		130	$146,050
Bear Stearns Commercial Mortgage Securities
Series 2006-PW12, Class A4
5.718%, 9/11/38			18,895	21,314,467
Series 2006-T24, Class AJ
5.598%, 10/12/41			4,730	4,609,953
CGRBS Commercial Mortgage Trust Series 2013-VN05 3.369%, 3/13/23(a)			11,325	11,608,046
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46			10	11,282
Commercial Mortgage Pass-Through Certificates Series 2006-C3, Class AJ 5.805%, 6/15/38			4,255	4,155,165
Credit Suisse First Boston Mortgage Securities Corp.
Series 2004-C1, Class A4
4.75%, 1/15/37			3,969	4,048,275
Series 2005-C1, Class A4
5.014%, 2/15/38			13,795	14,627,280
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 5.805%, 6/15/38			26,360	29,501,242
CW Capital Cobalt Ltd. Series 2007-C3, Class A4 5.811%, 5/15/46			7,570	8,834,023
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(a)			7,662	7,646,986
Greenwich Capital Commercial Funding Corp.
Series 2005-GG3, Class A4
4.799%, 8/10/42			5,840	6,163,992
Series 2007-GG9, Class A4
5.444%, 3/10/39			22,705	25,881,293
Series 2007-GG9, Class AM
5.475%, 3/10/39			4,140	4,566,370
GS Mortgage Securities Corp. II
Series 2012-GCJ7, Class A4
3.377%, 5/10/45			24,035	25,523,440
Series 2012-GCJ9, Class A3
2.773%, 11/10/45			16,390	16,537,371
GS Mortgage Securities Trust
2.059%, 4/10/31(a)			1,005	1,012,742
3.557%, 4/10/31(a)			6,804	6,915,835

8	Sanford C. Bernstein Fund, Inc.—2013 Semi-Annual Report

Principal Amount (000)			U.S. $ Value

Series 2006-GG6, Class AJ
5.635%, 4/10/38	U.S.$	5,000	$4,961,965
Series 2013-KING, Class A
2.706%, 12/10/27(a)		13,457	13,814,546
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2004-C2, Class A2
5.089%, 5/15/41		4,666	4,756,565
Series 2007-CB19, Class AM
5.714%, 2/12/49		4,080	4,553,141
Series 2007-LD11, Class A4
5.807%, 6/15/49		4,596	5,277,303
Series 2007-LD12, Class A4
5.882%, 2/15/51		13,115	15,250,732
Series 2007-LD12, Class AM
6.001%, 2/15/51		3,522	4,024,573
Series 2010-C2, Class A1
2.749%, 11/15/43(a)		9,442	9,835,638
LB-UBS Commercial Mortgage Trust Series 2004-C2, Class A4 4.367%, 3/15/36		35	35,926
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		748	758,499
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-9, Class A4 5.70%, 9/12/49		21,260	24,640,723
Motel 6 Trust Series 2012-MTL6, Class A2 1.948%, 10/05/25(a)		9,011	9,031,194
UBS-Barclays Commercial Mortgage Trust Series 2013-C5, Class A4 3.185%, 3/10/46		19,094	19,688,445
WF-RBS Commercial Mortgage Trust Series 2012-C10, Class A3 2.875%, 12/15/45		7,681	7,733,986

			317,467,048

Non-Agency Floating Rate CMBS–0.5%
Extended Stay America Trust Series 2013-ESFL, Class A2FL 0.901%, 12/05/31(a)(c)		6,130	6,133,717
GS Mortgage Securities Corp. II
Series 2007-EOP, Class E
2.476%, 3/06/20(a)(c)		5,835	5,865,692
Series 2013-KYO, Class A
1.052%, 11/08/29(a)(c)		12,460	12,488,392

			24,487,801

Total Commercial Mortgage-Backed Securities (cost $329,481,761)			341,954,849

AGENCIES–7.2%
Agency Debentures–7.2%
Federal Farm Credit Bank
0.254%, 4/26/13(c)	U.S.$	100	$100,014
0.264%, 6/26/13(c)		30,000	30,011,310
Federal Home Loan Mortgage Corp. 2.375%, 1/13/22		57,697	60,050,980
Federal National Mortgage Association
6.25%, 5/15/29		9,730	13,817,952
6.625%, 11/15/30		74,395	110,767,013
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		119,840	106,603,073

Total Agencies (cost $280,625,713)			321,350,342

CORPORATES-NON-INVESTMENT GRADES–1.6%
Industrial–0.8%
Basic–0.0%
Eagle Spinco, Inc. 4.625%, 2/15/21(a)		918	934,065

Capital Goods–0.4%
B/E Aerospace, Inc. 5.25%, 4/01/22		7,875	8,121,094
Ball Corp. 5.00%, 3/15/22		7,485	7,784,400

			15,905,494

Communications-Telecommunications–0.1%
VimpelCom Holdings BV 5.20%, 2/13/19(a)		3,478	3,503,777

Consumer Cyclical-Other–0.2%
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22(b)		7,490	7,855,138

Consumer Cyclical-Retailers–0.0%
Dollar General Corp. 4.125%, 7/15/17		2,031	2,180,786

Energy–0.1%
Cimarex Energy Co. 5.875%, 5/01/22		3,528	3,783,780
Pacific Rubiales Energy Corp. 5.125%, 3/28/23(a)		2,548	2,569,321

			6,353,101

			36,732,361

Schedule of Investments—Intermediate Duration Portfolio	9

Principal Amount (000)			U.S. $ Value

Financial Institutions–0.8%
Banking–0.6%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	2,695	$3,057,310
Citigroup, Inc. 5.95%, 1/30/23	U.S.$	11,560	11,993,500
LBG Capital No.1 PLC 8.00%, 6/15/20(a)		5,885	6,276,229
LBG Capital No.2 PLC Series 22 15.00%, 12/21/19	EUR	3,105	5,691,610
Royal Bank of Scotland Group PLC 5.00%, 10/01/14	U.S.$	5	5,150

			27,023,799

Other Finance–0.2%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)		4,965	5,603,677

			32,627,476

Total Corporates–Non-Investment Grades (cost $61,432,523)			69,359,837

QUASI-SOVEREIGNS–1.3%
Quasi-Sovereign Bonds–1.3%
Indonesia–0.2%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(a)		8,297	9,002,245

Kazakhstan–0.2%
KazMunaiGaz Finance Sub BV 7.00%, 5/05/20(a)		7,742	9,212,980

Malaysia–0.3%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		12,990	15,106,616

South Korea–0.3%
Korea National Oil Corp. 3.125%, 4/03/17(a)		12,315	12,963,976

United Arab Emirates–0.3%
IPIC GMTN Ltd. 3.75%, 3/01/17(a)		12,650	13,535,500

Total Quasi-Sovereigns (cost $53,837,463)			59,821,317

GOVERNMENTS-SOVEREIGN BONDS–0.6%
Indonesia–0.2%
Republic of Indonesia 5.25%, 1/17/42(a)		9,033	9,620,145

Poland–0.0%
Poland Government International Bond 3.875%, 7/16/15		3	3,181

Qatar–0.3%
Qatar Government International Bond 4.50%, 1/20/22(a)	U.S.$	11,649	$13,065,169

Russia–0.1%
Russian Foreign Bond–Eurobond 7.50%, 3/31/30(a)		4,444	5,504,912

Total Governments–Sovereign Bonds (cost $24,846,361)			28,193,407

LOCAL GOVERNMENTS-MUNICIPAL BONDS–0.3%
United States–0.3%
California GO
5.75%, 3/01/17		10	11,725
7.625%, 3/01/40		8,520	12,321,624

Total Local Governments–Municipal Bonds (cost $8,670,684)			12,333,349

COLLATERALIZED MORTGAGE OBLIGATIONS–0.2%
Non-Agency Fixed Rate–0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.732%, 5/25/35		5,704	5,497,523

Agency Fixed Rate–0.1%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.692%, 5/28/35		1,605	1,386,737

Total Collateralized Mortgage Obligations (cost $7,242,440)			6,884,260

BANK LOANS–0.0%
Industrial–0.0%
Consumer Cyclical-Other–0.0%
November 2005 Land Investors, LLC (North Las Vegas Consortium) 7.25%, 4/30/10(c)(g)(h)(i)		1,038	0

Technology–0.0%
IPC Systems, Inc. 5.45%, 6/01/15(c)		2,000	1,740,000

Total Bank Loans (cost $2,059,161)			1,740,000

10	Sanford C. Bernstein Fund, Inc.—2013 Semi-Annual Report

Principal Amount (000)			U.S. $ Value

SHORT-TERM INVESTMENTS–12.9%
Repurchase Agreements–6.1%
HSBC Securities New York 0.09%, dated 3/27/13 due 4/01/13 in the amount of $135,001,688 (collateralized by $125,080,000 U.S. Treasury Note, 2.625%, due 11/15/20, value $136,502,756)	U.S.$	135,000	$135,000,000
Mizuho Securities 0.17%, dated 3/28/13 due 4/01/13 in the amount of $135,002,550 (collateralized by $137,754,000 U.S. Treasury Note, zero coupon, due 8/22/13, value $137,700,000)		135,000	135,000,000

Total Repurchase Agreements (cost $270,000,000)			270,000,000

Time Deposit–3.8%
State Street Time Deposit 0.01%, 4/01/13 (cost $167,878,758)	U.S.$	167,879	$167,878,758

Treasury Bill–3.0%
Japan Treasury Discount Bill Series 339 0.01%, 4/22/13 (cost $132,313,611)	JPY	12,500,000	132,784,478

Total Short-Term Investments (cost $570,192,369)			570,663,236

Total Investments—114.3% (cost $4,815,881,343)			5,063,690,283

Other assets less liabilities—(14.3)%			(634,097,028)

Net Assets—100.0%			$4,429,593,255

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2013	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Note 2 Yr (CBT) Futures	132	June 2013	$29,101,555	$29,099,813	$1,742

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)	In Exchange For (000)	Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Capital Markets LP	EUR 16,464	USD 21,525	4/11/13	$419,921
Goldman Sachs Capital Markets LP	JPY 12,500,000	USD 131,877	4/22/13	(927,869)
Royal Bank of Scotland PLC	CAD 25,103	USD 24,435	4/19/13	(267,132)
State Street Bank & Trust Co.	GBP 4,379	USD 6,633	4/11/13	(20,597)

				$(795,677)

INTEREST RATE SWAP CONTRACTS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$50,590	1/30/17	1.059%	3 Month LIBOR	$(774,425)
JPMorgan Chase Bank, NA	56,630	2/7/22	2.043%	3 Month LIBOR	(1,170,220)
JPMorgan Chase Bank, NA	61,910	4/3/23	3 Month LIBOR	2.008%	0
JPMorgan Chase Bank, NA	EUR 52,100	4/3/23	1.672%	6 Month EURIBOR	0

					$(1,944,645)

Schedule of Investments—Intermediate Duration Portfolio	11

CREDIT DEFAULT SWAP CONTRACTS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International:
Anadarko Petroleum Corp., 5.95% 9/15/16, 9/20/17*	1.00%	0.96%	$12,540	$17,672		$(394,672)	$412,344

* Termination date

REVERSE REPURCHASE AGREEMENTS (see Note 3)

Broker	Interest Rate		Maturity	U.S. $ Value at March 31, 2013
Credit Suisse First Boston+	(0.25	)%*	—	$1,041,995
ING+	(0.75	)%*	—	188,815
JPMorgan Chase+	(0.25	)%*	—	2,094,692
Nomura International+	(0.25	)%*	—	995,000

				$4,320,502

+ The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on March 31, 2013

* Interest payment due from counterparty.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2013, the aggregate market value of these securities amounted to $648,021,898 or 14.6% of net assets.
(b)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $4,335,869.
(c)	Floating Rate Security. Stated interest rate was in effect at March 31, 2013.
(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2013.
(e)	Variable rate coupon, rate shown as of March 31, 2013.
(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $2,154,683.
(g)	Fair valued by the Adviser.
(h)	Illiquid security.
(i)	Security is in default and is non-income producing.

Currency Abbreviations:

CAD—Canadian Dollar

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CMBS—Commercial Mortgage-Backed Securities

EURIBOR—Euro Interbank Offered Rate

GO—General Obligation

LIBOR—London Interbank Offered Rates

REIT—Real Estate Investment Trust

TBA—To Be Announced

See notes to financial statements.

12	Sanford C. Bernstein Fund, Inc.—2013 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Plus Portfolio

March 31, 2013 (unaudited)

Principal Amount (000)			U.S. $ Value

MORTGAGE PASS-THROUGHS–38.0%
Agency Fixed Rate 15-Year–19.2%
Federal Home Loan Mortgage Corp. Gold
3.50%, 7/01/27	U.S.$	5,180	$5,523,338
4.50%, 6/01/25		3,864	4,118,247
5.00%, 7/01/25		1,772	1,900,475
6.50%, 3/01/26		5,870	6,047,517
Series 2011
3.50%, 6/01/26		3,437	3,626,799
Federal National Mortgage Association
3.00%, TBA		9,165	9,635,780
3.50%, 3/01/26–2/01/27		27,123	28,852,357
6.00%, 12/01/21		38	41,613
Series 2000
7.50%, 3/01/15		24	25,160
Series 2001
6.00%, 11/01/16–12/01/16		241	255,739
Series 2002
6.00%, 2/01/17		204	216,654
8.00%, 7/01/17		65	68,059
Series 2010
3.00%, 1/01/26		9,926	10,539,789
Series 2012
3.00%, 12/01/22–8/01/27		28,000	29,637,648

			100,489,175

Agency ARMs–15.0%
Federal Home Loan Mortgage Corp.
2.021%, 8/01/42(a)		5,688	5,902,957
2.471%, 7/01/42(a)		7,116	7,382,770
2.978%, 6/01/37(a)		6,683	7,188,457
Series 2005
2.883%, 5/01/35(a)		1,193	1,273,869
Federal National Mortgage Association
2.128%, 8/01/42(a)		4,739	4,917,385
2.252%, 8/01/42(a)		3,887	4,042,913
2.384%, 6/01/42(a)		3,159	3,292,891
2.414%, 1/01/36(a)		1,363	1,458,167
2.442%, 5/01/42(a)		5,312	5,539,812
2.501%, 6/01/42(b)		5,217	5,444,973
2.659%, 8/01/42(a)		6,757	7,082,831
2.662%, 8/01/42(a)		7,369	7,724,739
2.732%, 6/01/42(a)		7,821	8,198,858
Series 2003
2.81%, 12/01/33(a)		261	280,333
Series 2005
2.356%, 2/01/35(b)		1,577	1,688,970
Principal Amount (000)			U.S. $ Value

3.082%, 10/01/35(a)	U.S.$	2,059	$2,197,855
Series 2006
2.534%, 1/01/36(a)		2,975	3,177,105
3.082%, 7/01/36(a)		938	1,002,589
Series 2007
1.934%, 1/01/37(b)		9	9,933
Series 2009
2.729%, 7/01/38(a)		694	744,413

			78,551,820

Agency Fixed Rate 30-Year–3.8%
Federal Home Loan Mortgage Corp. Gold Series 2009 5.50%, 10/01/39		2,344	2,543,993
Federal National Mortgage Association
4.50%, 8/01/39–4/01/41		4,300	4,733,630
5.50%, TBA		5,375	5,862,109
6.00%, 2/01/37–10/01/38		5,608	6,153,399
Series 2010
6.00%, 4/01/40		488	535,664
Government National Mortgage Association Series 2002 7.50%, 3/15/32		192	238,684

			20,067,479

Total Mortgage Pass-Throughs (cost $198,366,606)			199,108,474

ASSET-BACKED SECURITIES–15.6%
Autos-Fixed Rate–9.0%
Ally Auto Receivables Trust
Series 2010-1, Class B
3.29%, 3/15/15(c)		3,595	3,668,349
Series 2012-1, Class A2
0.71%, 9/15/14		615	614,957
Series 2012-A, Class C
2.40%, 11/15/17(c)		1,455	1,507,678
Ally Master Owner Trust Series 2011-3, Class A2 1.81%, 5/15/16		1,605	1,627,651
AmeriCredit Automobile Receivables Trust
Series 2012-2, Class A3
1.05%, 10/11/16		2,140	2,152,784
Series 2012-4, Class A2
0.49%, 4/08/16		2,255	2,254,960
Series 2013-1, Class A2
0.49%, 6/08/16		1,293	1,293,228
ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(c)		1,180	1,179,934
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(c)		1,095	1,117,374

Schedule of Investments—Short Duration Plus Portfolio	13

Principal Amount (000)			U.S. $ Value

Bank of America Auto Trust
Series 2012-1, Class A4
1.03%, 12/15/16	U.S.$	990	$998,747
Series 2012-1, Class C
2.09%, 7/17/17		1,825	1,873,675
Capital Auto Receivables Asset Trust Series 2013-1, Class A2 0.62%, 7/20/16		1,113	1,112,147
Fifth Third Auto Trust Series 2013-A, Class A3 0.61%, 9/15/17		1,044	1,043,972
Ford Auto Securitization Trust Series 2013-R1A, Class A1 1.485%, 12/15/14(c)	CAD	1,149	1,131,012
Ford Credit Auto Lease Trust Series 2012-B, Class A2 0.54%, 11/15/14	U.S.$	1,750	1,750,647
Ford Credit Floorplan Master Owner Trust
Series 2012-4, Class A1
0.74%, 9/15/16		3,430	3,437,894
Series 2013-1, Class A1
0.85%, 1/15/18		1,380	1,378,513
Hertz Vehicle Financing LLC
Series 2009-2A, Class A2
5.29%, 3/25/16(c)		3,421	3,693,483
Series 2013-1A, Class A2
1.83%, 8/25/19(c)		2,125	2,124,754
Hyundai Auto Lease Securitization Trust Series 2013-A, Class A3 0.66%, 6/15/16(c)		1,442	1,441,300
Mercedes-Benz Auto Lease Trust Series 2011-B, Class A2 0.90%, 1/15/14(c)		257	256,615
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(c)		2,350	2,350,456
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(c)		1,723	1,724,956
Nissan Auto Lease Trust
Series 2012-A, Class A2A
0.68%, 7/15/14		1,053	1,054,202
Series 2012-B, Class A2A
0.45%, 6/15/15		793	792,509
Nissan Auto Receivables Owner Trust Series 2010-A, Class A3 0.87%, 7/15/14		426	426,582
Porsche Innovative Lease Owner Trust Series 2011-1, Class A2 0.92%, 2/20/14(c)		64	63,897

Santander Drive Auto Receivables Trust Series 2012-6, Class A2 0.47%, 9/15/15	U.S.$	1,280	$1,279,827
SMART Trust/Australia Series 2012-4US, Class A2A 0.67%, 6/14/15		1,070	1,070,623
Volkswagen Auto Loan Enhanced Trust Series 2012-1, Class A2 0.61%, 10/20/14		763	763,523
World Omni Automobile Lease Securitization Trust Series 2012-A, Class A3 0.93%, 11/16/15		1,730	1,738,392

			46,924,641

Credit Cards-Fixed Rate–4.0%
American Express Credit Account Master Trust Series 2012-2, Class A 0.68%, 3/15/18		3,110	3,117,466
Chase Issuance Trust Series 2013-A1, Class A1 1.30%, 2/18/20		3,015	3,030,260
Citibank Credit Card Issuance Trust Series 2005-A9, Class A9 5.10%, 11/20/17		2,655	2,966,593
Discover Card Master Trust
Series 2012-A1, Class A1
0.81%, 8/15/17		927	932,630
Series 2012-A3, Class A3
0.86%, 11/15/17		951	956,327
Dryrock Issuance Trust Series 2012-2, Class A 0.64%, 8/15/18		1,750	1,748,203
GE Capital Credit Card Master Note Trust
Series 2012-1, Class A
1.03%, 1/15/18		3,585	3,617,896
Series 2012-6, Class A
1.36%, 8/17/20		1,675	1,690,215
Series 2012-7, Class A
1.76%, 9/15/22		1,445	1,435,926
World Financial Network Credit Card Master Trust
Series 2012-B, Class A
1.76%, 5/17/21		965	981,870
Series 2013-A, Class A
1.61%, 12/15/21		610	611,975

			21,089,361

Autos-Floating Rate–1.1%
Ally Master Owner Trust Series 2011-4, Class A1 1.003%, 9/15/16(b)		1,585	1,597,934

14	Sanford C. Bernstein Fund, Inc.—2013 Semi-Annual Report

Principal Amount (000)			U.S. $ Value

BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.603%, 9/15/17(b)(c)	U.S.$	1,544	$1,546,116
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.693%, 6/20/17(b)		2,340	2,350,546

			5,494,596

Other ABS-Fixed Rate–0.7%
CIT Canada Equipment Receivables Trust Series 2012-1A, Class A1 1.705%, 7/22/13(c)	CAD	99	97,201
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15	U.S.$	525	526,329
GE Equipment Transportation LLC Series 2012-1, Class A3 0.99%, 11/23/15		3,175	3,189,615

			3,813,145

Credit Cards-Floating Rate–0.6%
Gracechurch Card Funding PLC Series 2012-1A, Class A1 0.903%, 2/15/17(b)(c)		1,520	1,532,938
Penarth Master Issuer PLC Series 2012-1A, Class A1 0.773%, 3/18/14(b)(c)		1,692	1,696,404

			3,229,342

Home Equity Loans-Fixed Rate–0.1%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.86%, 1/25/33		596	609,873
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37(d)(e)		13	0

			609,873

Home Equity Loans-Floating Rate–0.1%
HSBC Home Equity Loan Trust Series 2006-1, Class M1 0.483%, 1/20/36(b)		394	378,421

Total Asset-Backed Securities (cost $81,294,550)			81,539,379

GOVERNMENTS-TREASURIES–15.4%
United States–15.4%
U.S. Treasury Notes
0.125%, 7/31/14		3,505	3,501,302
0.25%, 9/15/14–2/15/15		8,650	8,652,876
0.375%, 7/31/13		31,215	31,243,031
0.625%, 4/30/13		24,090	24,099,419

3.375%, 7/31/13	U.S.$	13,160	$13,303,418

Total Governments–Treasuries (cost $80,754,631)			80,800,046

CORPORATES-INVESTMENT GRADES–15.1%
Industrial–8.3%
Capital Goods–1.0%
Caterpillar Financial Services Corp. 1.375%, 5/20/14		3,555	3,593,408
Eaton Corp. 0.61%, 6/16/14(b)		1,812	1,812,729

			5,406,137

Communications-Media–0.4%
NBCUniversal Enterprise, Inc. 0.817%, 4/15/16(b)(c)		2,120	2,118,539

Communications-Telecommunications–2.3%
AT&T, Inc.
0.90%, 2/12/16		1,405	1,404,047
1.40%, 12/01/17		2,035	2,020,861
Cellco Partnership/Verizon Wireless Capital LLC 5.55%, 2/01/14		3,170	3,294,752
Verizon Communications, Inc.
1.25%, 11/03/14		2,645	2,677,671
1.95%, 3/28/14		880	892,536
Vodafone Group PLC 1.25%, 9/26/17		2,015	1,998,878

			12,288,745

Consumer Cyclical-Automotive–0.6%
Daimler Finance North America LLC 1.25%, 1/11/16(c)		2,890	2,899,898

Consumer Non-Cyclical–2.8%
AbbVie, Inc. 1.75%, 11/06/17(c)		2,000	2,032,829
Allergan, Inc. 1.35%, 3/15/18		884	887,168
Eli Lilly & Co. 4.20%, 3/06/14		1,885	1,951,601
Gilead Sciences, Inc. 3.05%, 12/01/16		1,880	2,012,299
GlaxoSmithKline Capital, Inc. 4.85%, 5/15/13		1,316	1,322,982
McKesson Corp. 0.95%, 12/04/15		828	830,266
Novartis Capital Corp. 4.125%, 2/10/14		1,895	1,953,177
PepsiCo, Inc. 0.70%, 2/26/16		1,910	1,910,327
Sanofi 1.625%, 3/28/14		1,835	1,858,339

			14,758,988

Schedule of Investments—Short Duration Plus Portfolio	15

Principal Amount (000)			U.S. $ Value

Energy–0.9%
BP Capital Markets PLC 0.70%, 11/06/15	U.S.$	2,210	$2,206,263
Chevron Corp. 1.104%, 12/05/17		2,125	2,126,800
ConocoPhillips 4.75%, 2/01/14		471	487,920

			4,820,983

Technology–0.3%
Oracle Corp. 4.95%, 4/15/13		1,344	1,346,050

			43,639,340

Financial Institutions–6.4%
Banking–4.6%
Australia & New Zealand Banking Group Ltd. 0.90%, 2/12/16		1,970	1,975,331
Bank of America Corp. 1.25%, 1/11/16		2,030	2,021,519
Bank of New York Mellon Corp. (The) 0.70%, 3/04/16		1,945	1,938,072
Citigroup, Inc. 1.25%, 1/15/16		2,025	2,022,560
Goldman Sachs Group, Inc. (The) 3.625%, 2/07/16		1,875	1,991,237
ING Bank NV 1.375%, 3/07/16(c)		1,910	1,901,004
JPMorgan Chase & Co. Series G 1.10%, 10/15/15		2,190	2,193,110
KeyBank NA/Cleveland OH 1.65%, 2/01/18		1,122	1,132,157
Manufacturers & Traders Trust Co. 1.45%, 3/07/18		1,925	1,927,394
Morgan Stanley 1.75%, 2/25/16		1,164	1,173,064
PNC Funding Corp. 2.70%, 9/19/16		1,890	1,989,746
Royal Bank of Canada 0.85%, 3/08/16		1,925	1,924,775
UnionBanCal Corp. 5.25%, 12/16/13		1,545	1,595,320

			23,785,289

Finance–0.5%
General Electric Capital Corp. 0.993%, 4/02/18(b)		2,640	2,640,000

Insurance–1.3%
Berkshire Hathaway, Inc. 1.55%, 2/09/18		2,005	2,029,896
MetLife Institutional Funding II 0.675%, 1/06/15(b)(c)		2,865	2,868,026

New York Life Global Funding 0.80%, 2/12/16(c)	U.S.$	1,970	$1,972,571

			6,870,493

			33,295,782

Utility–0.4%
Natural Gas–0.4%
TransCanada PipeLines Ltd. 0.75%, 1/15/16		2,055	2,052,512

Total Corporates–Investment Grades (cost $78,694,898)			78,987,634

COMMERCIAL MORTGAGE-BACKED SECURITIES–15.0%
Non-Agency Fixed Rate CMBS–13.4%
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2006-6, Class A2 5.309%, 10/10/45		9	8,858
Commercial Mortgage Pass Through Certificates
Series 2012-CR3, Class A1
0.666%, 11/15/45		2,437	2,433,817
Series 2012-CR5, Class A1
0.673%, 12/10/45		1,726	1,722,053
Series 2013-CR6, Class A1
0.719%, 3/10/46		2,653	2,650,748
Series 2013-LC6, Class A1
0.724%, 1/10/46		1,336	1,334,652
Commercial Mortgage Trust
Series 2010-C1, Class A1
3.156%, 7/10/46(c)		4,207	4,411,382
Series 2012-CR4, Class A1
0.704%, 10/15/45		2,402	2,399,370
DBUBS 2011-LC3 Mortgage Trust Series 2011-LC3A, Class A2 3.642%, 8/10/44		3,065	3,311,487
GS Mortgage Securities Corp. II
Series 2012-GCJ9, Class A1
0.662%, 11/10/45		2,677	2,674,431
Series 2013-GC10, Class A1
0.696%, 2/10/46		1,625	1,624,778
Gsms 2013-g1 A1 2.059%, 4/10/31(c)		1,375	1,385,593
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2004-C1, Class A2
4.302%, 1/15/38		76	76,741
Series 2007-LDPX, Class A2S
5.305%, 1/15/49		6	5,759
Series 2010-C1, Class A1
3.853%, 6/15/43(c)		2,678	2,831,633
Series 2010-C2, Class A1
2.749%, 11/15/43(c)		1,176	1,224,808
Series 2011-C3, Class A1
1.875%, 2/15/46(c)		2,388	2,423,092

16	Sanford C. Bernstein Fund, Inc.—2013 Semi-Annual Report

Principal Amount (000)			U.S. $ Value

Series 2011-C4, Class A1
1.525%, 7/15/46(c)	U.S.$	1,022	$1,033,152
Series 2012-C6, Class A1
1.031%, 5/15/45		1,429	1,437,059
Series 2012-CBX, Class A1
0.958%, 6/15/45		2,376	2,380,328
Series 2012-LC9, Class A1
0.67%, 12/15/47		759	757,344
Series 2013-C10, Class A1
0.73%, 12/15/47		1,372	1,369,598
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		1,163	1,179,629
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C7, Class A1
0.738%, 2/15/46		2,691	2,679,407
Series 2013-C8, Class A1
0.777%, 12/15/48		2,636	2,637,711
Morgan Stanley Capital I, Inc.
Series 2011-C1, Class A1
2.602%, 9/15/47(c)		2,392	2,449,601
Series 2011-C2, Class A1
1.48%, 6/15/44(c)		2,256	2,277,910
Series 2011-C3, Class A1
2.178%, 7/15/49		1,283	1,312,788
RBSCF Trust Series 2010-MB1, Class A1 2.367%, 4/15/24(c)		1,944	1,974,488
UBS-Barclays Commercial Mortgage Trust
Series 2012-C4, Class A1
0.673%, 12/10/45		1,912	1,909,513
Series 2013-C5, Class A1
0.779%, 3/10/46		2,743	2,743,734
Wells Fargo Commercial Mortgage Trust Series 2012-LC5, Class A1 0.687%, 10/15/45		2,868	2,865,092
WF-RBS Commercial Mortgage Trust
Series 2011-C2, Class A1
2.501%, 2/15/44(c)		1,019	1,041,390
Series 2012-C10, Class A1
0.734%, 12/15/45		3,461	3,460,084
Series 2012-C9, Class A1
0.673%, 11/15/45		2,935	2,929,250
Series 2013-C11, Class A1
0.799%, 3/15/45		1,356	1,358,045
Series 2013-C12, Class A1
0.735%, 3/15/48		1,837	1,834,757

			70,150,082

Non-Agency Floating Rate CMBS–1.1%
Commercial Mortgage Pass Through Certificates Series 2007-FL14, Class C 0.503%, 6/15/22(b)(c)		985	916,063

Credit Suisse Mortgage Capital Certificates
Series 2006-TF2A, Class SVD
0.673%, 10/15/21(b)(c)	U.S.$	2,000	$1,964,562
Series 2007-TFLA, Class A2
0.323%, 2/15/22(b)(c)		835	826,604
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class A2 0.323%, 9/15/21(b)(c)		2,037	2,009,861

			5,717,090

Agency CMBS–0.5%
Government National Mortgage Association Series 2006-51 0.448%, 8/16/46(f)		5,447	121,255
NCUA Guaranteed Notes Trust Series 2010-C1, Class A1 1.60%, 10/29/20		2,322	2,361,197

			2,482,452

Total Commercial Mortgage-Backed Securities (cost $78,376,531)			78,349,624

COLLATERALIZED MORTGAGE OBLIGATIONS–3.1%
Agency Fixed Rate–2.1%
Federal Home Loan Mortgage Corp. Series 3948, Class DA 3.00%, 12/15/24		5,240	5,400,107
Federal National Mortgage Association
Series 2010-9, Class EA
3.50%, 1/25/24		2,688	2,799,236
Series 2011-39, Class DA
3.50%, 7/25/24		2,553	2,628,029

			10,827,372

Agency Floating Rate–0.8%
Freddie Mac Reference REMICs Series R008, Class FK 0.603%, 7/15/23(b)		16	15,714
NCUA Guaranteed Notes Series 2010-R3, Class 1A 0.763%, 12/08/20(b)		4,394	4,419,600

			4,435,314

Non-Agency Floating Rate–0.2%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.63%, 2/25/42(b)(c)		1,120	938,983

Schedule of Investments—Short Duration Plus Portfolio	17

Principal Amount (000)				U.S. $ Value

Non-Agency Fixed Rate–0.0%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36		U.S.$	155	$156,688

Total Collateralized Mortgage Obligations (cost $16,536,159)				16,358,357

GOVERNMENTS-SOVEREIGN AGENCIES–0.7%
Netherlands–0.7%
Achmea Hypotheekbank NV 0.648%, 11/03/14(b)(c) (cost $3,414,499)			3,415	3,414,990

COVERED BONDS–0.4%
DNB Boligkreditt AS 1.45%, 3/21/19(c) (cost $1,860,805)	U.S.$		1,865	$1,867,746

Total Investments—103.3% (cost $539,298,679)				540,426,250

Other assets less liabilities—(3.3)%				(17,016,130)

Net Assets—100.0%				$523,410,120

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	592	June 2013	$130,516,504	$130,508,251	$(8,253)
Sold Contracts
U.S. T-Note 5 Yr Futures	302	June 2013	37,411,578	37,464,515	(52,937)
U.S. T-Note 10 Yr (CBT) Futures	183	June 2013	23,895,788	24,153,141	(257,353)

					$(318,543)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)	In Exchange For (000)	Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC	CAD 1,419	USD 1,381	4/19/13	$(15,097)

(a)	Variable rate coupon, rate shown as of March 31, 2013.
(b)	Floating Rate Security. Stated interest rate was in effect at March 31, 2013.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2013, the aggregate market value of these securities amounted to $71,917,192 or 13.7% of net assets.
(d)	Fair valued by the Adviser.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.00% of net assets as of March 31, 2013, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$13,205	$0	0.00%

(f)	IO—Interest Only

Currency Abbreviations:

CAD—Canadian Dollar

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CMBS—Commercial Mortgage-Backed Securities

NCUA—National Credit Union Administration

REMICs—Real Estate Mortgage Investment Conduits

TBA—To Be Announced

See notes to financial statements.

18	Sanford C. Bernstein Fund, Inc.—2013 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

U.S. Government Short Duration Portfolio

March 31, 2013 (unaudited)

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS-TREASURIES–56.4%
United States–56.4%
U.S. Treasury Notes
0.25%, 1/31/14–2/28/15	$	36,275	$36,297,590
0.75%, 2/28/18		1,610	1,609,623
3.375%, 7/31/13		3,620	3,659,451

Total Governments–Treasuries (cost $41,538,076)			41,566,664

MORTGAGE PASS-THROUGHS–38.1%
Agency Fixed Rate 15-Year–17.8%
Federal Home Loan Mortgage Corp. Gold
3.50%, 7/01/27		1,094	1,166,203
4.50%, 6/01/25		817	870,413
5.00%, 7/01/25		1,090	1,168,683
6.50%, 3/01/26		1,226	1,262,670
Federal National Mortgage Association
3.50%, 1/01/27		834	895,520
4.50%, 6/01/26		1,861	2,007,100
5.50%, 9/01/19		172	184,636
Series 2000
7.50%, 3/01/15		9	8,986
Series 2001
6.00%, 11/01/16		116	122,413
Series 2002
8.00%, 8/01/16		25	25,774
Series 2010
3.00%, 1/01/26		404	428,764
Series 2012
3.00%, 8/01/27		2,223	2,350,040
Series 2013
2.50%, 2/01/23–4/01/23		2,482	2,598,135

			13,089,337

Agency ARMs–17.3%
Federal Home Loan Mortgage Corp.
2.021%, 8/01/42(a)		1,435	1,488,725
2.471%, 7/01/42(a)		1,801	1,868,110
Series 2005
2.883%, 5/01/35(a)		324	346,257
Federal National Mortgage Association
2.128%, 8/01/42(a)		999	1,036,338
2.252%, 8/01/42(a)		820	852,442
2.384%, 6/01/42(a)		693	722,244
2.414%, 1/01/36(a)		383	409,674
	Principal Amount (000)		U.S. $ Value

2.442%, 5/01/42(a)	$	1,173	$1,223,620
Series 2003
2.81%, 12/01/33(a)		714	765,909
Series 2005
2.356%, 2/01/35(b)		457	489,861
Series 2006
2.534%, 1/01/36(a)		1,187	1,267,364
3.082%, 7/01/36(a)		376	401,839
Series 2009
2.729%, 7/01/38(a)		937	1,004,958
Series 2012
2.423%, 8/01/42(b)		871	905,379

			12,782,720

Agency Fixed Rate 30-Year–3.0%
Federal National Mortgage Association
4.50%, 4/01/41		491	539,320
5.00%, 5/01/39		832	939,839
6.00%, 9/01/37		666	730,785

			2,209,944

Total Mortgage Pass-Throughs (cost $27,846,705)			28,082,001

COLLATERALIZED MORTGAGE OBLIGATIONS–6.8%
Agency Floating Rate–5.4%
FHLMC Structured Pass Through Securities Series T-72, Class A1 0.407%, 3/25/36(b)		133	130,190
NCUA Guaranteed Notes
Series 2010-R1, Class 1A
0.653%, 10/07/20(b)		2,872	2,880,592
Series 2010-R3, Class 1A
0.763%, 12/08/20(b)		969	974,790

			3,985,572

Agency Fixed Rate–1.4%
Federal Home Loan Mortgage Corp. Series 3948, Class DA 3.00%, 12/15/24		948	976,958

Total Collateralized Mortgage Obligations (cost $4,947,979)			4,962,530

Total Investments–101.3% (cost $74,332,760)			74,611,195

Other assets less liabilities–(1.3)%			(940,393)

Net Assets–100.0%			$73,670,802

Schedule of Investments—U.S. Government Short Duration Portfolio	19

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	89	June 2013	$19,619,037	$19,620,328	$1,291
Sold Contracts
U.S. T-Note 10 Yr (CBT) Futures	62	June 2013	8,125,727	8,183,031	(57,304)

					$(56,013)

(a)	Variable rate coupon, rate shown as of March 31, 2013.
(b)	Floating Rate Security. Stated interest rate was in effect at March 31, 2013.

Glossary:

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

FHLMC—Federal Home Loan Mortgage Corporation

NCUA—National Credit Union Administration

See notes to financial statements.

20	Sanford C. Bernstein Fund, Inc.—2013 Semi-Annual Report

SCB–TAX–1944–0313

Sanford C. Bernstein Fund, Inc.

March 31, 2013

Schedule of Investments To the Semi-Annual Report For the Municipal Bond Portfolios

Short Duration Diversified Municipal

Short Duration California Municipal

Short Duration New York Municipal

Diversified Municipal

California Municipal

New York Municipal

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Diversified Municipal Portfolio

March 31, 2013 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–93.7%
Long-Term Municipal Bonds–91.6%
California–3.2%
Los Angeles Cnty CA MTA Sales Tax (Los Angeles Cnty CA Met Trnsp Auth) Series 2011A 4.00%, 7/01/14	$7,960	$8,328,628
Pasadena CA COP AMBAC Series 1993 5.35%, 2/01/14	2,005	2,085,220

		10,413,848

Colorado–8.2%
Colorado Hsg & Fin Auth (Colorado Unemployment) Series 2012A 5.00%, 5/15/14	3,620	3,809,109
Denver City & County Board of Water Commissioners Series 2012B 3.00%, 12/15/14	3,640	3,807,804
4.00%, 12/15/15	1,935	2,117,490
5.00%, 12/15/14	6,350	6,857,936
Denver CO City & Cnty Arpt (Denver Intl Airport) Series 2011B 4.00%, 11/15/14	7,675	8,087,761
Mun Subdist No CO Wtr Conserv Dist AMBAC Series 2007J 5.00%, 12/01/14	2,345	2,511,214
Todd Creek Farms Met Dist #1 CO 4.75%, 12/01/09(a)(b)	85	42,383

		27,233,697

Connecticut–1.0%
Connecticut Spl Tax Obl (Connecticut Trnsp Prog Spl Tax) Series 2011B 5.00%, 12/01/13	3,210	3,311,725

Delaware–0.0%
Bridgeville DE Spl Obl (Heritage Shores Spl Devel Dist DE) Series B 5.125%, 7/01/35	100	88,317

Florida–9.8%
Citizens Ppty Ins Corp. FL Series 2010A 5.00%, 6/01/13	11,790	11,880,076
Dupree Lakes CDD FL 6.83%, 11/01/15	40	39,890
Principal Amount (000)		U.S. $ Value

Florida Brd of Ed Lottery Series 2012A 5.00%, 7/01/16-7/01/17	$6,100	$6,998,029
Florida GO 5.00%, 7/01/17	3,470	4,078,569
Heritage Plantation CDD FL Series B 5.10%, 11/01/13(a)(b)	150	45,000
Live Oak CDD FL Series 2010 7.36%, 11/01/20	100	109,296
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 3.00%, 11/15/15	815	840,933
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35(b)	30	31,572
Series 2010A-2 6.125%, 5/01/35(b)	60	57,378
Series 2010B 5.125%, 5/01/17(b)	130	124,796
Series 4B 5.125%, 5/01/09(b)(c)(d)	55	0
Parkway Center CDD FL Series B 5.625%, 5/01/14	140	132,628
Seminole Tribe of FL (Seminole Tribe of FL Gaming) 5.125%, 10/01/17(e)	1,540	1,611,194
Sunshine St Govtl Fing Commn FL (Miami-Dade Cnty Fl Non-ad Valorem) 5.00%, 9/01/13	6,400	6,518,656

		32,468,017

Georgia–0.9%
Georgia Mun Elec Auth Series 2012B 5.00%, 1/01/18	2,450	2,864,491

Illinois–7.3%
Cortland IL SSA #10 5.125%, 3/01/14(a)(b)	182	81,900
Illinois Fin Auth (Illinois Unemployment) Series 2012A 5.00%, 6/15/15	11,045	12,136,136
Illinois GO 5.00%, 8/01/15	7,025	7,657,952
Illinois Sales Tax 4.00%, 6/15/13	4,345	4,377,718

		24,253,706

Louisiana–0.9%
Isabella Lakes CDD LA 6.00%, 8/01/22(a)(b)	515	154,500
Louisiana GO 5.00%, 8/01/15	2,325	2,573,124

Schedule of Investments—Short Duration Diversified Municipal Portfolio	1

Principal Amount (000)		U.S. $ Value

Whispering Springs CDD LA 5.20%, 10/01/21(a)(b)	$670	$170,850

		2,898,474

Massachusetts–5.2%
Boston MA GO 4.00%, 4/01/13	1,015	1,015,000
Massachusetts Mun Whsl Elec Co. Series 2012A 5.00%, 7/01/13-7/01/14	13,105	13,490,341
Massachusetts Sch Bldg Auth (Massachusetts Sch Sales Tax) Series 2012B 5.00%, 8/15/17	2,400	2,839,632

		17,344,973

Michigan–4.1%
Detroit MI Swr Disp AGM 0.806%, 7/01/32(f)	1,530	1,315,448
Michigan Fin Auth (Michigan Unemployment) Series 2012A 5.00%, 7/01/14-7/01/15	11,380	12,391,234

		13,706,682

Minnesota–3.2%
Elk River MN ISD #728 GO Series 2012A 5.00%, 2/01/17	4,460	5,157,410
Minnesota Lease Series 2012A 4.00%, 3/01/16	5,000	5,476,150

		10,633,560

Missouri–2.7%
Springfield MO Pub Util 5.00%, 12/01/14	3,025	3,240,470
St. Louis MO Arpt (Lambert- St. Louis Intl Arpt) NPFGC 5.50%, 7/01/16	5,040	5,725,793

		8,966,263

Nevada–3.8%
Clark Cnty NV SD GO NPFGC Series 2003D 5.50%, 6/15/13	12,570	12,701,608

New Jersey–0.6%
New Jersey EDA (New Jersey Cigarette Tax) 5.00%, 6/15/16	1,625	1,810,120

New York–6.7%
Metropolitan Trnsp Auth NY 0.407%, 11/01/22(g)	7,175	6,903,153
Series 2012D 4.00%, 11/15/15	8,525	9,283,299

New York NY GO Series 2012F 5.00%, 8/01/15	$1,835	$2,027,657
Series 2012G-1 5.00%, 4/01/14	3,660	3,834,436

		22,048,545

North Carolina–2.9%
North Carolina GO Series 2005B 5.00%, 4/01/13	1,555	1,555,000
North Carolina Turnpike Auth 4.00%, 7/01/14	4,010	4,190,530
Raleigh-Durham Arpt Auth NC (Raleigh Durham Intl Arpt) AMBAC Series 2005B 5.00%, 5/01/13	2,000	2,007,300
NPFGC-RE 5.00%, 5/01/13	1,745	1,751,369

		9,504,199

Ohio–0.4%
Ohio Major New Infra Proj (Ohio Fed Hwy Grant) Series 20121 5.00%, 12/15/17	1,000	1,185,210

Oregon–1.4%
Portland OR CCD GO 5.00%, 6/15/16	4,105	4,673,789

Pennsylvania–9.7%
Delaware Riv Port Auth PA & NJ 4.00%, 1/01/15	1,140	1,192,178
Pennsylvania Econ Dev Fin Auth (Pennsylvania Unemployment) Series 2012A 5.00%, 7/01/17	15,200	17,879,608
Pennsylvania Turnpike Comm 4.00%, 6/01/13	8,435	8,485,441
Philadelphia PA Arpt (Philadelphia Intl Airport) 4.00%, 6/15/13	2,000	2,014,120
5.00%, 6/15/13	2,505	2,527,695
Philadelphia PA IDA (Leadership Learning Partners) Series 05A 4.60%, 7/01/15(b)	175	154,865

		32,253,907

Puerto Rico–3.0%
Puerto Rico Govt Dev Bank 5.25%, 1/01/15	4,000	4,081,840
Puerto Rico Infra Fin Auth Series 2011C 3.00%, 12/15/26	5,845	5,879,485

		9,961,325

2	Sanford C. Bernstein Fund, Inc.—2013 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

South Carolina–2.1%
South Carolina Pub Svc Auth Series 2012B 5.00%, 12/01/13	$3,500	$3,610,215
Series 2012C 5.00%, 12/01/14	3,000	3,231,870

		6,842,085

Texas–6.0%
Tarrant TX Regional Wtr Dist Series 2012A 5.00%, 3/01/17	6,115	7,119,939
Texas Trnsp Comm (Texas St Hwy Fund First Tier) Series 2006A 4.50%, 4/01/16	5,000	5,579,400
Univ of Houston Series 2011A 5.00%, 2/15/14	6,800	7,077,644

		19,776,983

Virginia–3.3%
Broad Street CDA VA 7.125%, 6/01/13 (Pre-refunded/ETM)	164	168,072
Dulles Town CTR CDA VA 3.00%, 3/01/15	1,100	1,112,859
Virginia Pub Bldg Auth (Virginia Lease Pub Fac) Series 2011A 5.00%, 8/01/14	6,030	6,408,564
Virginia Trnsp Brd (Virginia Fed Hwy Grant) Series 2012A 4.00%, 3/15/14	1,305	1,351,915
Virginia Trnsp Brd (Virginia Lease Trnsp Fund) 5.00%, 5/15/15	1,745	1,909,344

		10,950,754

Washington–5.2%
City of Seattle 5.00%, 9/01/14	3,990	4,256,213
Washington St GO Series 2013R 5.00%, 7/01/17	11,095	13,061,145

		17,317,358

Total Long-Term Municipal Bonds (cost $302,987,905)		303,209,636

Short-Term Municipal Notes–2.1%
Mississippi–2.1%
Mississippi Business Fin Corp. (Chevron USA, Inc.) Series 2010K 0.14%, 11/01/35(h) (cost $7,000,000)	7,000	7,000,000

Total Municipal Obligations (cost $309,987,905)		310,209,636

CORPORATES-INVESTMENT GRADES–4.7%
Financial Institutions–3.4%
Banking–2.6%
Bank of America Corp. 7.375%, 5/15/14	$1,100	$1,177,198
Capital One Financial Corp. 2.125%, 7/15/14	935	949,624
Citigroup, Inc. 5.50%, 4/11/13	1,900	1,902,216
Goldman Sachs Group, Inc. (The) 5.15%, 1/15/14	2,242	2,320,510
JPMorgan Chase & Co. 2.05%, 1/24/14	2,332	2,363,240

		8,712,788

Finance–0.8%
General Electric Capital Corp. 2.15%, 1/09/15	2,370	2,430,390

		11,143,178

Industrial–1.3%
Energy–0.2%
ConocoPhillips 4.75%, 2/01/14	573	593,585
Consumer Cyclical-Automotive–0.4%
Daimler Finance North America LLC 6.50%, 11/15/13	1,287	1,334,510
Technology–0.7%
International Business Machines Corp. 0.55%, 2/06/15	2,350	2,353,614

		4,281,709

Total Corporates-Investment Grades (cost $15,191,012)		15,424,887

SHORT-TERM INVESTMENTS–0.5%
Time Deposit–0.5%
State Street Time Deposit 0.01%, 4/01/13 (cost $1,628,776)	1,629	1,628,776

Total Investments—98.9% (cost $326,807,693)		327,263,299

Other assets less liabilities—1.1%		3,666,049

Net Assets—100.0%		$330,929,348

(a)	Security is in default and is non-income producing.
(b)	Illiquid security.
(c)	Non-income producing security.
(d)	Fair valued by the Adviser.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2013, the market value of this security amounted to $1,611,194 or 0.5% of net assets.

Schedule of Investments—Short Duration Diversified Municipal Portfolio	3

(f)	Floating Rate Security. Stated interest rate was in effect at March 31, 2013.
(g)	Variable rate coupon, rate shown as of March 31, 2013.
(h)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of March 31, 2013, the Fund held 8.5% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CCD—Community College District

CDA—Community Development Authority

CDD—Community Development District

COP – Certificate of Participation

EDA—Economic Development Agency

ETM—Escrowed to Maturity

GO—General Obligation

IDA—Industrial Development Authority/Agency

ISD—Independent School District

MTA—Metropolitan Transportation Authority

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

SD—School District

SSA—Special Services Area

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration California Municipal Portfolio

March 31, 2013 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–99.6%
Long-Term Municipal Bonds–95.1%
California–86.9%
Bay Area Toll Auth CA 5.00%, 4/01/17 (Pre-refunded/ETM)	$2,805	$3,282,916
California Dept Wtr Res Pwr Series 2010M 5.00%, 5/01/15	1,430	1,565,964
California Econ Recovery (California Econ Rec Spl Tax) 5.25%, 7/01/13	5,000	5,061,550
California Ed Fac Auth (Stanford Univ) 5.00%, 3/15/14	2,520	2,634,736
California Hlth Fac Fin Auth (Cedars-Sinai Med Ctr) 4.00%, 8/15/14	1,250	1,308,450
California Infra & Eco Dev Bk (Workers Comp Spl Assmt) AMBAC 5.25%, 10/01/13	1,210	1,240,177
California Mun Fin Auth (UTS BioEnergy LLC) Series 2011A-2 3.95%, 12/01/15(a)	250	253,780
California Pub Wks Brd (Univ of California Lease) Series 2012F 4.00%, 10/01/15	1,055	1,148,346
California Statewide CDA (Odd Fellows Home) Series 2012A 4.00%, 4/01/16	1,080	1,164,704
Contra Costa CA Trnsp Auth (Contra Costa CA Trnsp Sales Tax) Series 2012B 4.00%, 3/01/16	1,620	1,782,664
East Bay Mud CA Wtr Sys Series 2013A 5.00%, 6/01/16-6/01/17	3,435	3,969,435
Golden St Tobacco Sec CA 6.25%, 6/01/13 (Pre-refunded/ETM)	840	848,266
Irvine CA Pub Fac Auth Assmt Series 2012A 3.00%, 9/02/14	1,000	1,021,180
Los Angeles CA Dept W&P Pwr Series 2012C 5.00%, 1/01/16	2,105	2,341,202
Los Angeles CA Lease Judgement Bds Series 2010A 5.00%, 6/01/13	1,935	1,949,126

4	Sanford C. Bernstein Fund, Inc.—2013 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Los Angeles CA USD COP 5.00%, 12/01/13	$1,715	$1,766,673
Los Angeles Cnty CA Met Trnsp Auth (Los Angeles Cnty CA MTA Sales Tax) 2.00%, 7/01/14	2,990	3,054,225
5.00%, 7/01/15(a)	2,500	2,753,125
M-S-R Pub Pwr Agy CA NPFGC 5.00%, 7/01/13	2,155	2,178,748
Met Wtr Dist Southern CA Wtr 2012E-2 3.00%, 7/01/35	1,000	1,052,960
Series 2011B 4.00%, 7/01/13	1,000	1,009,350
Orange Cnty CA Santn COP Series 2011A 4.00%, 8/01/14	4,410	4,629,662
Port of Oakland CA Series 2011 O 5.00%, 5/01/14	1,750	1,834,140
San Diego Cnty CA Regl Trnsp Commn Series 2012A 4.00%, 4/01/15	3,240	3,473,507
San Francisco CA Bay Area Rapid Transit (San Francisco City/Cnty CA Sales Tax) Series 2012A 3.00%, 7/01/15	1,000	1,057,110
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) AGC Series Second-34E 4.00%, 5/01/13	1,250	1,253,438
Santa Clara CA USD GO 4.00%, 7/01/13	1,390	1,402,788
Series 2011A 4.00%, 7/01/13	1,730	1,745,916
Southern CA Pub Pwr Auth 4.00%, 7/01/13	1,200	1,211,016
5.00%, 7/01/15	1,000	1,101,490
Southern CA Pub Pwr Auth (Los Angeles CA Dept W&P Pwr) Series 2012A 5.00%, 7/01/16	2,255	2,567,836
Univ of California 5.00%, 5/15/14	2,000	2,106,320
NPFGC Series 2005E 5.00%, 5/15/15	1,000	1,097,750
West Contra Costa CA USD GO AGM 5.00%, 8/01/14	1,100	1,163,305

		66,031,855

Delaware–0.1%
Bridgeville DE Spl Obl (Heritage Shores Spl Devel Dist DE) Series B 5.125%, 7/01/35	100	88,317

Florida–0.8%
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15(b)(c)	$110	$85,842
Lake Ashton II CDD FL Series B 5.00%, 11/01/11(b)(c)	190	62,700
Live Oak CDD FL Series 2010 7.36%, 11/01/20	100	109,296
Seminole Tribe of FL (Seminole Tribe of FL Gaming) 5.125%, 10/01/17(d)	340	355,718

		613,556

Illinois–2.1%
Cortland IL SSA #10 5.125%, 3/01/14(b)(c)	110	49,500
Illinois GO 5.00%, 8/01/15	1,400	1,526,140

		1,575,640

Louisiana–0.1%
Coves of The Highland CDD LA 5.60%, 11/01/13(b)(c)(e)	200	0
Isabella Lakes CDD LA 6.00%, 8/01/22(b)(c)	200	60,000
Orange Grove CDD LA 5.30%, 11/01/21(b)(c)	130	41,210

		101,210

New Jersey–1.2%
New Jersey EDA (New Jersey Cigarette Tax) 5.00%, 6/15/16	820	913,414

Puerto Rico–3.8%
Puerto Rico Elec Pwr Auth AGC 5.00%, 7/01/13	750	756,900
Puerto Rico GO NPFGC 6.00%, 7/01/14	1,000	1,049,390
Puerto Rico IND Tour ED Med Envrn Auth (Inter American Univ of Puerto Rico) 5.00%, 10/01/15	1,015	1,089,501

		2,895,791

Virginia–0.1%
Broad Street CDA VA 7.125%, 6/01/13 (Pre-refunded/ETM)	100	102,483

Total Long-Term Municipal Bonds (cost $72,669,028)		72,322,266

Short-Term Municipal Notes–4.5%
California Infra & Eco Dev Bk (J Paul Getty Trust) Series 2010A-2 0.11%, 10/01/47(f)	2,000	2,000,000

Schedule of Investments—Short Duration California Municipal Portfolio	5

Principal Amount (000)		U.S. $ Value

California Mun Fin Auth (Chevron USA, Inc.) Series 2010B 0.08%, 11/01/35(f)	$1,400	$1,400,000

Total Short-Term Municipal Notes (cost $3,400,000)		3,400,000

Total Municipal Obligations (cost $76,069,028)		75,722,266

CORPORATES-INVESTMENT GRADES–2.0%
Financial Institutions–2.0%
Banking–1.3%
Goldman Sachs Group, Inc. (The) 5.25%, 10/15/13	500	512,254
JPMorgan Chase & Co. 1.875%, 3/20/15	500	509,508

		1,021,762

Finance–0.7%
General Electric Capital Corp. 1.625%, 7/02/15	512	520,742

Total Corporates-Investment Grades (cost $1,518,108)		1,542,504

SHORT-TERM INVESTMENTS–3.4%
Time Deposit–3.4%
State Street Time Deposit 0.01%, 4/01/13 (cost $2,577,842)	2,578	2,577,842

Total Investments—105.0% (cost $80,164,978)		79,842,612

Other assets less liabilities—(5.0)%		(3,808,771)

Net Assets—100.0%		$76,033,841

(a)	When-Issued or delayed delivery security.
(b)	Illiquid security.
(c)	Security is in default and is non-income producing.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2013, the market value of this security amounted to $355,718 or 0.5% of net assets.
(e)	Fair valued by the Adviser.
(f)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of March 31, 2013, the Fund held 11.5% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

EDA—Economic Development Agency

ETM—Escrowed to Maturity

GO—General Obligation

MTA —Metropolitan Transportation Authority

NPFGC—National Public Finance Guarantee Corporation

SSA—Special Services Area

USD—Unified School District

See notes to financial statements.

6	Sanford C. Bernstein Fund, Inc.—2013 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration New York Municipal Portfolio

March 31, 2013 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–89.7%

Long-Term Municipal Bonds–89.7%
New York–79.9%
Hempstead Town NY GO 4.00%, 8/15/15	$1,315	$1,426,394
Long Island Pwr Auth NY Series 2010A 5.00%, 5/01/14	4,360	4,573,989
NPFGC Series 2006D 2.506%, 9/01/15(a)	2,050	2,098,319
Metropolitan Trnsp Auth NY 0.407%, 11/01/22(b)	2,825	2,717,966
Series 2012D 4.00%, 11/15/15	1,400	1,524,530
Series 2012H 5.00%, 11/15/17	1,350	1,589,679
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) Series 2010A-1 5.00%, 11/15/13	3,220	3,314,571
Monroe Cnty NY IDA (New York St Lease Rochester Sch) Series 2012A 5.00%, 5/01/15	1,500	1,636,065
Nassau Cnty NY Interim Fin Auth (Nassau Cnty NY Sales Tax) Series 2012A 5.00%, 11/15/16	4,510	5,213,605
New York City Trnsl Fin Auth Future Tax Secured Revenue 5.00%, 11/01/15 (Pre-refunded/ETM)	315	352,035
New York NY GO 5.00%, 8/01/13-1/01/14	4,460	4,569,871
Series 2004B 3.295%, 8/01/13(a)	2,540	2,548,331
Series 2012A 5.00%, 8/01/16	2,855	3,259,097
New York NY Trnsl Fin Auth 5.00%, 11/01/15	4,450	4,969,538
Series 2007B 5.00%, 11/01/13 (Pre-refunded/ETM)	515	529,142
5.00%, 11/01/13	485	498,493
Series 2012E 5.00%, 2/01/17	4,830	5,611,059
New York St Dormitory Auth (New York St Pers Income Tax) Series 2011C 4.00%, 3/15/15	1,700	1,820,139
Principal Amount (000)		U.S. $ Value

New York St Dormitory Auth (New York Univ) NPFGC 5.75%, 7/01/14	$2,000	$2,133,980
New York St Energy Res & Dev Auth (New York St Elec and Gas Corp.) NPFGC Series 2010C 0.562%, 4/01/34(b)	2,325	2,189,857
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) 5.25%, 6/15/14	1,650	1,749,198
Series 2012A 4.00%, 6/15/15	2,000	2,159,840
New York St Loc Gov Asst Corp. 5.00%, 4/01/13	2,940	2,940,000
Series 2011A 5.00%, 4/01/14	5,000	5,237,800
New York St Pwr Auth NPFGC 5.00%, 11/15/14	1,000	1,074,720
New York St Thruway Auth (New York St Thruway Auth Ded Tax) AGM Series 5B 5.00%, 4/01/14	3,000	3,142,680
NPFGC-RE Series B 5.00%, 4/01/13	1,815	1,815,000
New York St Thruway Auth (New York St Thruway Gen Toll Road) Series 2012I 5.00%, 1/01/16	1,000	1,114,060
New York St UDC (New York St Pers Income Tax) 5.00%, 3/15/17	2,635	3,074,544
Port Authority of NY & NJ 3.00%, 10/01/14	3,000	3,116,100
4.00%, 9/15/13	3,840	3,904,205
Schenectady Cnty NY Cap Res (Ellis Hospital) 1.75%, 2/15/18	895	899,582
Suffolk Cnty NY GO Series 2011B 3.00%, 10/15/13	3,965	4,017,497
Triborough Brdg & Tunl Auth NY Series 2012A 5.00%, 11/15/16	1,000	1,156,010
Yonkers NY GO Series 2011A 5.00%, 10/01/13	1,225	1,251,325

		89,229,221

California–3.6%
California Statewide CDA (California General Fund Obl) Series 2009 5.00%, 6/15/13	2,500	2,523,875

Schedule of Investments—Short Duration New York Municipal Portfolio	7

Principal Amount (000)		U.S. $ Value

Pasadena CA COP AMBAC Series 1993 5.35%, 2/01/14	$1,460	$1,518,415

		4,042,290

Delaware–0.1%
Bridgeville DE Spl Obl (Heritage Shores Spl Devel Dist DE) Series B 5.125%, 7/01/35	100	88,317

Florida–3.3%
Citizens Ppty Ins Corp. FL Series 2010A 5.00%, 6/01/13	3,000	3,022,920
Dupree Lakes CDD FL 6.83%, 11/01/15	35	34,904
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15(c)(d)	140	109,253
New River CDD FL 1.00%, 5/01/18(d)	75	33,750
5.75%, 5/01/38(d)(e)	90	40,500
Series 2010A1 5.75%, 5/01/38(d)	35	27,888
Series 2010B1 5.00%, 5/01/15(d)	35	33,547
Series B 5.00%, 5/01/13(d)(f)	65	1
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35(d)	20	21,048
Series 2010A-2 6.125%, 5/01/35(d)	50	47,815
Series 2010B 5.125%, 5/01/17(d)	110	105,597
Series 4B 5.125%, 5/01/09(d)(f)(g)	45	0
Parkway Center CDD FL Series B 5.625%, 5/01/14	175	165,784

		3,643,007

Illinois–1.4%
Cortland IL SSA #10 5.125%, 3/01/14(c)(d)	153	68,850
Illinois GO 5.00%, 8/01/15	1,300	1,417,130

		1,485,980

Louisiana–0.1%
Coves of The Highland CDD LA 5.60%, 11/01/13(c)(d)(g)	270	0
Isabella Lakes CDD LA 6.00%, 8/01/22(c)(d)	255	76,500
Juban Parc LA CDD (Juban Parc CDD LA) 5.15%, 10/01/14(c)(d)	115	38,520
Principal Amount (000)		U.S. $ Value

Whispering Springs CDD LA 5.20%, 10/01/21(c)(d)	$120	$30,600

		145,620

Puerto Rico–1.2%
Puerto Rico GO Series 2002A 5.50%, 7/01/17	1,245	1,346,430

Virginia–0.1%
Broad Street CDA VA 7.125%, 6/01/13 (Pre-refunded/ETM)	100	102,483

Total Municipal Obligations (cost $100,590,635)
		100,083,348

CORPORATES-INVESTMENT GRADES–4.7%

Financial Institutions–3.4%
Banking–2.7%
Bank of America Corp. 7.375%, 5/15/14	375	401,317
Capital One Financial Corp. 2.125%, 7/15/14	370	375,787
Citigroup, Inc. 5.50%, 4/11/13	630	630,735
Goldman Sachs Group, Inc. (The) 5.15%, 1/15/14	761	787,649
JPMorgan Chase & Co. 2.05%, 1/24/14	791	801,596

		2,997,084

Finance–0.7%
General Electric Capital Corp. 2.15%, 1/09/15	803	823,462

		3,820,546

Industrial–1.3%
Energy–0.2%
ConocoPhillips 4.75%, 2/01/14	194	200,969

Consumer Cyclical-Automotive–0.4%
Daimler Finance North America LLC 6.50%, 11/15/13	441	457,280

Technology–0.7%
International Business Machines Corp. 0.55%, 2/06/15	805	806,238

		1,464,487

Total Corporates-Investment Grades (cost $5,204,838)		5,285,033

8	Sanford C. Bernstein Fund, Inc.—2013 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–4.4%
Time Deposit–4.4%
State Street Time Deposit 0.01%, 4/01/13 (cost $4,953,769)	$4,954	$4,953,769

Total Investments—98.8% (cost $110,749,242)		110,322,150

Other assets less liabilities—1.2%		1,315,886

Net Assets—100.0%		$111,638,036

(a)	Variable rate coupon, rate shown as of March 31, 2013.
(b)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2013 and the aggregate market value of these securities amounted to $4,907,823 or 4.40% of net assets.
(c)	Security is in default and is non-income producing.
(d)	Illiquid security.
(e)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(f)	Non-income producing security.
(g)	Fair valued by the Adviser.

As of March 31, 2013, the Fund held 12.5% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

ETM—Escrowed to Maturity

GO—General Obligation

IDA—Industrial Development Authority/Agency

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

SSA— Special Services Area

UDC—Urban Development Corporation

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of investments

Diversified Municipal Portfolio

March 31, 2013 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–91.4%
Long-Term Municipal Bonds–91.4%
Alabama–2.8%
Alabama Fed Hwy Fin Auth (Alabama Federal Highway Grant) 5.00%, 9/01/23-9/01/24	$38,230	$46,447,500
Alabama Pub Sch & Clg Auth Series 2009 A 5.00%, 5/01/16-5/01/17	67,805	78,550,306
Birmingham AL Arpt Auth (Birmingham-Shuttlesworth Intl Arpt) AGM 6.00%, 7/01/21-7/01/22	10,070	12,666,702
Birmingham AL Wtrwks Brd Series 2010A 5.00%, 1/01/21-1/01/22	13,295	15,829,753

		153,494,261

Arizona–1.9%
Arizona Brd of Regents (Univ of Arizona Cop) Series 2012C 5.00%, 6/01/25	2,365	2,729,044
Arizona School Fac Brd COP NPFGC-RE Series A-1 5.00%, 9/01/15	1,765	1,936,752
Arizona Tourism & Sports Auth 5.00%, 7/01/13 (Pre-refunded/ETM)	2,315	2,342,363
5.00%, 7/01/13 (Pre-refunded/ETM)	1,500	1,517,730
Arizona Trans Brd Fed Hwy Grant Series 2009A 5.00%, 7/01/15	16,810	18,476,207
Arizona Trnsp Brd Hwy 5.00%, 7/01/15	8,480	9,340,635
Series 2011A 5.00%, 7/01/24-7/01/25	17,160	20,570,859
Maricopa Cnty AZ IDA MFHR (Steeplechase Apts) Series B 6.25%, 12/01/20	1,315	1,318,564
Phoenix AZ Civic Impt Corp. (Phoenix AZ Civic Impt Airport) 5.00%, 7/01/20-7/01/25	26,890	31,837,378
Phoenix AZ Civic Impt Corp. (Phoenix AZ Transit Excise Tax) AMBAC 5.00%, 7/01/14	5,000	5,287,800
Phoenix AZ Civic Impt Corp. (Phoenix AZ Wastewater) NPFGC 5.00%, 7/01/14	5,000	5,288,450

Schedule of Investments—Diversified Municipal Portfolio	9

Principal Amount (000)		U.S. $ Value

Pima Cnty AZ IDA (Global Water Resources) 5.45%, 12/01/17	$1,795	$1,887,586
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	650	652,009
Salt Verde Fin Corp. Gas (Citigroup, Inc.) Series 2007 5.25%, 12/01/21	1,430	1,652,508

		104,837,885

California–7.3%
California Dept Wtr Res Pwr Series 2010L 5.00%, 5/01/17-5/01/19	200,935	242,780,806
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.00%, 7/01/19	16,765	20,484,818
5.25%, 7/01/21	2,735	3,327,729
Series A 5.00%, 7/01/20	5,675	6,858,408
California GO 5.00%, 8/01/14-5/01/17	33,740	36,988,796
Series 2008 5.00%, 4/01/18	5,000	5,937,100
Series 2009 5.25%, 10/01/20	5,085	6,208,022
Fremont CA USD GO AGM Series B 5.00%, 8/01/15 (Pre-refunded/ETM)	1,000	1,107,460
Fresno CA USD GO NPFGC Series A 6.00%, 2/01/20	3,255	4,013,220
Golden St Tobacco Sec CA FGIC 5.50%, 6/01/13 (Pre-refunded/ETM)	5,000	5,043,150
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) 5.00%, 5/15/22-5/15/23	24,415	29,191,991
Sacramento CA Fin Auth (Sacramento CA Lease) Series B 5.40%, 11/01/20	1,000	1,135,200
Sacramento CA Mun Util Dist NPFGC Series G 6.50%, 9/01/13	285	291,940
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2009 E 5.25%, 5/01/22-5/01/23	10,380	12,513,767
Series 2011C 5.00%, 5/01/22	5,795	6,770,125
NPFGC-RE Series 2006 32F 5.25%, 5/01/18	3,700	4,452,210

Vernon CA Elec Sys Series A 5.25%, 8/01/14	$12,160	$12,732,250

		399,836,992

Colorado–2.0%
Broomfield CO COP 5.00%, 12/01/16-12/01/20	13,710	16,001,861
Colorado DOT NPFGC Series B 5.50%, 6/15/13-6/15/14	8,300	8,745,414
Colorado Met Wstwtr Reclaim Dist Series 2012A 5.00%, 4/01/23	3,435	4,244,389
Denver CO City & Cnty Arpt (Denver Intl Airport) 5.50%, 11/15/19	2,140	2,627,278
Series 2010 A 5.00%, 11/15/21-11/15/23	19,630	23,551,601
Series 2011B 4.00%, 11/15/14	6,640	6,997,099
Series 2012A 5.00%, 11/15/22-11/15/24	6,605	7,744,194
Series A-1 5.25%, 11/15/13	11,305	11,645,846
Mun Subdist No CO Wtr Conserv Dist AMBAC Series 2007 J 5.00%, 12/01/13	7,295	7,504,950
PV Wtr & San Met Dist CO Series 06 Zero Coupon, 12/15/17(a)(b)	13,168	4,608,800
Regional Trnsp Dist CO (Denver Transit Partners) 5.00%, 1/15/21	2,800	3,219,132
5.25%, 1/15/24-7/15/24	7,745	8,822,794
Todd Creek Farms Met Dist #1 CO 4.75%, 12/01/09(a)(b)	1,852	926,072

		106,639,430

District of Columbia–0.7%
District of Columbia GO AGM Series C 5.00%, 6/01/14 (Pre-refunded/ETM)	5,790	6,106,539
District of Columbia Wtr & Swr Auth AGM 6.00%, 10/01/16	1,635	1,933,616
Metro Washington Arpt Auth VA 5.00%, 10/01/20	11,905	14,667,913
Series 2008A 5.50%, 10/01/14	4,140	4,450,417
Series 2010B 5.00%, 10/01/13	3,325	3,402,838
Series A 5.50%, 10/01/18	6,910	8,460,604
NPFGC Series 2005 A 5.25%, 10/01/15	1,715	1,909,430

		40,931,357

10	Sanford C. Bernstein Fund, Inc.—2013 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Florida–6.5%
Broward Cnty FL Arpt Sys (Fort Lauderdale Hollywood Intl Arpt FL) Series 2012Q 5.00%, 10/01/23	$5,000	$5,985,250
Broward Cnty FL Sch Brd COP NPFGC-RE Series A 5.00%, 7/01/13-7/01/14	7,190	7,398,390
Broward Cnty FL Wtr & Swr Sys Series 2012B 5.00%, 10/01/23	4,945	6,101,685
Citizens Ppty Ins Corp. FL Series 2012 A-1 5.00%, 6/01/19-6/01/21	23,785	28,268,866
Series 2012A 5.00%, 6/01/22	6,780	8,050,030
NPFGC Series A 5.00%, 3/01/14-3/01/16	103,695	113,982,170
Collier Cnty FL Sch Brd COP AGM 5.00%, 2/15/16	5,000	5,521,800
Dupree Lakes CDD FL 6.83%, 11/01/15	130	129,643
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15(a)(b)	1,040	811,595
Florida Brd of Ed GO 9.125%, 6/01/14 (Pre-refunded/ETM)	150	161,891
Florida Brd of Ed GO (Florida GO) 9.125%, 6/01/14	185	187,668
Series 2013A 5.00%, 6/01/15	11,765	12,941,735
Series A 5.00%, 1/01/16	5,000	5,430,650
Series B 5.00%, 6/01/13	5,000	5,038,850
Florida Dept Envrn Protn FL Forever NPFGC-RE Series A 5.00%, 7/01/13 (Pre-refunded/ETM)	3,500	3,575,915
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) Series 2012A 5.00%, 7/01/22	10,225	12,388,712
AMBAC 5.00%, 7/01/15	4,825	5,286,173
AMBAC Series A 5.00%, 7/01/13-7/01/14	12,095	12,525,287
NPFGC Series B 5.00%, 7/01/15	6,095	6,677,560
Florida GO 5.00%, 7/01/18-7/01/19	10,935	13,160,511
Series 2009 B 5.00%, 7/01/17	3,245	3,814,108
Florida Hurricane Catastr Fd Fin Corp. Series 2008A 5.00%, 7/01/13	20,000	20,230,400

Heritage Plantation CDD FL Series B 5.10%, 11/01/13(a)(b)	$3,545	$1,063,500
Jacksonville FL Elec Auth Series 2009 G 5.00%, 10/01/19	2,695	3,284,073
Series 2009B 5.00%, 10/01/15	5,780	6,036,516
Lake Ashton II CDD FL Series B 4.875%, 11/01/10(a)(b)	885	690,300
5.00%, 11/01/11(a)(b)	6,810	2,247,300
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) Series 2011A 5.50%, 10/01/23-10/01/24	13,095	15,417,540
5.625%, 10/01/25	2,550	2,982,301
Live Oak CDD FL Series 2010 7.36%, 11/01/20	965	1,054,706
Martin Cnty FL IDA (Indiantown Cogen LP Proj) 4.20%, 12/15/25	10,165	10,183,297
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	6,990	7,536,338
Miami-Dade Cnty FL SD GO NPFGC Series 1997 5.00%, 2/15/15	2,455	2,659,035
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	3,330	3,362,334
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35(a)	240	252,578
Series 2010A-2 6.125%, 5/01/35(a)	535	511,621
Series 2010B 5.125%, 5/01/17(a)	1,195	1,147,164
Series 4B 5.125%, 5/01/09(a)(c)(d)	510	0
Parkway Center CDD FL Series B 5.625%, 5/01/14	3,030	2,870,440
Sarasota County FL Sch Brd COP Series 2010 B 5.00%, 7/01/18	2,350	2,806,511
Sunrise FL Util Sys AMBAC 5.50%, 10/01/13 (Pre-refunded/ETM)	2,445	2,508,277
Tampa Bay Reg Wtr Supply Auth FL Series 2011A 5.00%, 10/01/23	2,050	2,490,750
Tampa FL Wtr & Swr Sys 5.00%, 10/01/26	3,895	4,629,519
Villages of Westport CDD FL Series 05A 5.125%, 5/01/15(b)	865	766,823

		352,169,812

Schedule of Investments—Diversified Municipal Portfolio	11

Principal Amount (000)		U.S. $ Value

Georgia–3.2%
Atlanta GA Arpt (Hartsfield Jackson Atlanta Intl Arpt) Series 2010C 5.00%, 1/01/18-1/01/19	$9,260	$11,046,053
5.25%, 1/01/20	6,500	8,034,325
5.50%, 1/01/21	7,500	9,386,625
5.75%, 1/01/22-1/01/23	20,000	24,813,200
Series 2101C 5.875%, 1/01/24	2,925	3,641,654
Atlanta GA Arpt PFC (Hartsfield Jackson Atlanta Intl Arpt) Series 2010B 5.00%, 1/01/20-1/01/22	22,650	26,896,798
Gainesville GA Redev Auth (Gainesville GA GO) AGC Series 2009B 5.00%, 11/15/13	1,550	1,587,123
Georgia Mun Elec Auth Series 2010 B 5.00%, 1/01/16-1/01/20	43,950	52,346,760
AGM Series A 5.25%, 1/01/14	4,230	4,385,876
NPFGC Series A 5.25%, 1/01/14	3,625	3,754,703
Main Street Nat Gas, Inc. (JPMorgan Chase) Series 2006A 5.00%, 3/15/18	1,960	2,224,894
Series A 5.00%, 3/15/16-3/15/17	14,900	16,506,638
Metro Atlanta Rapid Tran Auth GA NPFGC-RE Series A 5.00%, 7/01/13	9,820	9,931,162

		174,555,811

Guam–0.1%
Guam GO Series 2009A 5.75%, 11/15/14	1,735	1,783,354
Guam Wtrworks Auth Series 05 5.00%, 7/01/13	1,345	1,353,366

		3,136,720

Hawaii–0.5%
Honolulu HI Wstwtr Sys Series 2009 A 5.00%, 7/01/21-7/01/22	6,900	8,133,984
Series 2010A 5.00%, 7/01/24	16,500	19,408,455

		27,542,439

Illinois–3.7%
Bolingbrook IL Sales Tax 5.75%, 1/01/15	1,550	1,479,816
Chicago IL GO Series 2004A 5.00%, 1/01/14 (Pre-refunded/ETM)	5,555	5,751,536

AGM Series 2004A 5.00%, 1/01/23	$2,605	$2,686,015
Chicago IL Recovery Zone (BP PLC) 6.125%, 12/01/18	6,060	6,355,546
Chicago IL Sales Tax AGM 5.00%, 1/01/16	5,000	5,527,650
Chicago IL Transit Auth Fed Hwy Grant (Chicago IL Fed Hwy Grant) AMBAC Series 2004 5.25%, 6/01/13	2,520	2,538,497
Chicago IL Wstwtr Trnsmn NPFGC Series B 5.25%, 1/01/15	4,225	4,572,337
Cortland IL Spl Tax (Sheaffer Sys Proj Assmt) 5.50%, 3/01/17(a)(b)	5,078	2,996,528
Du Page Cnty IL GO 5.60%, 1/01/21	8,655	10,067,410
Illinois Civic Ctr Spl Tax AMBAC 6.25%, 12/15/20	2,865	3,216,335
Illinois Dev Fin Auth (Adventist Health Sys/Sunbelt) NPFGC Series B 3.355%, 1/01/19(e)	5,730	6,027,100
Illinois Finance Auth (Northwestern Univ) 1.75%, 12/01/34	2,365	2,398,346
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	3,890	3,898,675
Illinois GO Series 2006 A 5.00%, 6/01/15	4,875	5,285,329
Series 2010 5.00%, 1/01/17-1/01/19	43,205	48,679,989
AGM 5.00%, 9/01/14 (Pre-refunded/ETM)	5,550	5,918,631
AGM Series A 5.25%, 10/01/13	7,785	7,966,624
AMBAC 5.00%, 4/01/14-11/01/14	7,230	7,589,520
AMBAC Series B 5.00%, 3/01/14	8,080	8,397,221
NPFGC Series B 5.00%, 3/01/14 (Pre-refunded/ETM)	5,000	5,216,450
Matteson IL GO 8.00%, 12/01/29(f)	19,775	16,025,067
Metro Pier & Expo Auth IL Spl Tax 5.00%, 12/15/20-12/15/26	17,100	20,627,051
Regional Trnsp Auth IL Sales Tax NPFGC Series A 5.00%, 7/01/16	5,285	5,988,962
NPFGC-RE Series B 5.50%, 6/01/17	1,025	1,206,097

12	Sanford C. Bernstein Fund, Inc.—2013 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

NPFGC-RE Series C 7.75%, 6/01/20	$1,005	$1,222,733
Will & Kendall Cnty CSD #202 IL GO NPFGC-RE 5.00%, 1/01/14-1/01/16	8,705	9,428,451

		201,067,916

Indiana–0.3%
Indiana Finance Auth (Indiana Srf) 5.00%, 2/01/26	3,550	4,174,552
Indianapolis IN Gas Util AGC Series A 5.00%, 8/15/30	7,790	7,902,799
Jasper Cnty IN PCR (No. Indiana Pub Serv Co.) NPFGC 5.60%, 11/01/16	6,450	7,176,915

		19,254,266

Kansas–0.2%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Util Sys) AMBAC Series 2004 5.65%, 9/01/13-9/01/14	12,200	12,603,535

Kentucky–0.2%
Kentucky Asset Liability Comm (Kentucky Fed Hwy Grant) NPFGC 5.00%, 9/01/16	5,000	5,710,650
Kentucky Prop & Bldg Comm (Kentucky Lease Prop & Bldg) NPFGC-RE 5.00%, 3/01/14	2,745	2,862,294

		8,572,944

Louisiana–1.9%
Coves of The Highland CDD LA 5.60%, 11/01/13(a)(b)(c)	4,025	0
Ernest Morial New Orleans Exhib Hall LA AMBAC Series A 5.25%, 7/15/13 (Pre-refunded/ETM)	3,450	3,499,197
Lafayette LA Util 5.00%, 11/01/21-11/01/22	7,720	9,471,535
Lakeshore Vlgs Master CDD LA 5.25%, 7/01/17(a)(b)	9,814	3,925,600
Louisiana Agric Fin Auth (Louisiana Agric Fin Auth Lease) 5.25%, 9/15/17	21,895	23,489,832
Louisiana Citizens Ppty Ins Corp. AMBAC Series B 5.25%, 6/01/14	1,770	1,857,226
Louisiana Gas & Fuels Tax Series 2012A-1 5.00%, 5/01/26	6,770	8,100,373

Louisiana GO AGM Series 2006C 5.00%, 5/01/14	$6,585	$6,917,740
Louisiana Loc Govt Envrn Fac & CDA (Lctcs Fac Corp. Proj) 5.00%, 10/01/21-10/01/25	16,135	19,091,679
Louisiana St Office Facs Corp. (Louisiana Lease St Off Bldg) 5.00%, 3/01/16-3/01/17	7,785	8,842,160
Series 2009 5.00%, 3/01/18	1,575	1,843,994
Morehouse Parish LA PCR (International Paper Co.) Series A 5.25%, 11/15/13	7,340	7,546,915
New Orleans LA GO NPFGC 5.25%, 12/01/20	5,845	6,356,964
Orange Grove CDD LA 5.30%, 11/01/21(a)(b)	1,695	537,315
Terrebonne Parish LA Wtrwks AMBAC Series A 5.25%, 11/01/23	2,000	2,051,140

		103,531,670

Massachusetts–0.9%
Massachusetts GO AGM Series 2006C 2.475%, 11/01/19(e)	1,815	1,925,443
Massachusetts Hlth & Ed Facs Auth (Caregroup, Inc.) Series E2 5.00%, 7/01/14-7/01/17	19,480	21,010,478
Massachusetts Hlth & Ed Facs Auth (Harvard Univ) Series N 6.25%, 4/01/20	2,820	3,730,465
Massachusetts Wtr Poll Abatmnt Series B 5.25%, 8/01/14	40	41,488
Univ of Massachusetts Bldg Auth (Univ of Massachusetts Lease) AMBAC 5.00%, 11/01/18	18,795	20,754,003

		47,461,877

Michigan–3.7%
Detroit MI Swr Disp Series 2012A 5.00%, 7/01/19-7/01/20	20,980	23,935,114
Michigan Bldg Auth (Michigan Lease Fac Prog) Series 2009 I 5.00%, 10/15/13-10/15/15	19,995	21,357,180
NPFGC Series 2004 5.375%, 10/01/13	1,900	1,946,930

Schedule of Investments—Diversified Municipal Portfolio	13

Principal Amount (000)		U.S. $ Value

Michigan Finance Auth (Michigan Unemployment) Series 2012A 5.00%, 7/01/16	$93,985	$107,382,562
Michigan Pub Pwr Agy (Belle River Proj) NPFGC 5.25%, 1/01/14	3,380	3,501,984
Michigan Trunk Line Spl Tax 5.00%, 11/01/19-11/01/20	10,000	12,261,650
Series 2009 5.00%, 11/01/23	1,510	1,777,693
AGM Series B 5.00%, 9/01/13	2,055	2,095,504
NPFGC-RE 5.25%, 11/01/13	5,000	5,145,700
Wayne Cnty MI Arpt Auth (Detroit Metro Wayne Cnty Arpt) Series 2010C 5.00%, 12/01/17	5,000	5,908,550
Wayne State Univ MI Series 2009 A 5.00%, 11/15/21-11/15/23	14,100	15,982,011

		201,294,878

Minnesota–0.2%
Minneapolis-St Paul MN Metro Arpt Commn (Minneapolis-St Paul MN Intl Arpt) Series B 5.00%, 1/01/14	2,210	2,285,980
Southern MN Muni Pwr Agy AMBAC Series A 5.25%, 1/01/16	6,820	7,652,040

		9,938,020

Missouri–0.3%
Jackson Cnty MO Pub Bldg Corp. 5.00%, 12/01/14 (Pre-refunded/ETM)	1,955	2,108,155
Kansas City MO Mun Assist Corp. NPFGC-RE 5.00%, 4/15/13	7,215	7,225,317
Springfield MO Pub Util 5.00%, 12/01/18-12/01/19	7,190	8,554,759

		17,888,231

Nevada–3.5%
Clark Cnty NV Airport PFC (McCarran Airport) Series 2008 5.25%, 7/01/17	16,695	19,446,837
Series A 5.00%, 7/01/13-7/01/14	8,280	8,466,109
Clark Cnty NV Arpt (Mccarran Airport) AGM Series 2009 C 5.00%, 7/01/24	9,175	10,677,590

Clark Cnty NV GO AGM Series B 5.00%, 6/01/13	$5,370	$5,411,295
AMBAC 5.00%, 11/01/15 (Pre-refunded/ETM)	1,085	1,213,160
5.00%, 11/01/16	16,010	18,395,330
AMBAC Series A 6.50%, 6/01/17	1,760	2,132,680
Clark Cnty NV Motor Vehicle Fuel Tax 5.00%, 7/01/19	8,190	9,747,165
AMBAC 5.00%, 7/01/14-7/01/16	26,505	28,532,517
Clark Cnty NV SD GO Series 2008 A 5.00%, 6/15/21	5,000	5,785,350
AGM Series C 5.00%, 6/15/19	22,380	24,714,234
5.25%, 6/15/13	8,800	8,887,736
NPFGC Series C 5.00%, 6/15/13	5,595	5,647,985
NPFGC-RE Series A 5.00%, 6/15/17	27,880	30,695,601
5.25%, 6/15/14	5,505	5,825,666
Nevada GO Series 2008C 5.00%, 6/01/15	4,555	4,995,013
Series 2009 B 5.00%, 5/01/14	1,790	1,879,464

		192,453,732

New Hampshire–0.1%
Manchester NH Arpt (Manchester-Boston Regional Arpt) Series 2012A 5.00%, 1/01/22	6,510	7,440,019

New Jersey–3.5%
Garden St Presv Trust NJ AGM Series 05A 5.80%, 11/01/15 (Pre-refunded/ETM)	2,325	2,644,060
New Jersey COP (New Jersey COP Equip Purchase) Series A 5.00%, 6/15/13-6/15/14	7,365	7,647,405
New Jersey EDA NPFGC Series G 5.00%, 9/01/13 (Pre-refunded/ETM)	3,705	3,777,877
5.00%, 9/01/13 (Pre-refunded/ETM)	20,445	20,847,153
New Jersey EDA (New Jersey Lease Sch Fac) Series W 5.00%, 3/01/15	2,325	2,526,996
New Jersey EDA (New Jersey Trnst Pj Lease) 5.00%, 5/01/15-5/01/16	55,310	61,526,811
New Jersey Trnsp Trust Fd Auth Series 2005B 5.25%, 12/15/13 (Pre-refunded/ETM)	255	264,040

14	Sanford C. Bernstein Fund, Inc.—2013 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Fed Hwy Grant) NPFGC-RE Series A 5.00%, 6/15/13-6/15/14	$11,520	$11,913,696
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) AMBAC Series A 5.50%, 12/15/13	7,415	7,684,906
NPFGC Series 2005B 5.25%, 12/15/13	6,125	6,337,293
NPFGC Series A 5.25%, 12/15/13	18,935	19,591,287
NPFGC Series B 5.25%, 12/15/14	14,605	15,803,778
NPFGC-RE Series B 5.25%, 12/15/13	5,000	5,173,300
New Jersey Turnpike Auth (New Jersey Turnpike) AGM Series 2005D-3 5.25%, 1/01/26	14,770	17,952,344
Tobacco Settlement Fin Corp. NJ 6.25%, 6/01/13 (Pre-refunded/ETM)	7,020	7,088,796

		190,779,742

New York–14.3%
Metropolitan Trnsp Auth NY 5.00%, 11/15/22-11/15/26	57,455	68,232,340
Series 2012D 5.00%, 11/15/16	18,660	21,426,532
New York NY GO 5.00%, 8/01/16-8/01/17	10,795	12,537,877
5.25%, 8/01/16	17,165	19,735,459
Series 2002C 5.50%, 8/01/14	125	125,454
Series 2009 C 5.00%, 8/01/17-8/01/22	18,190	21,848,811
Series 2010B 5.00%, 8/01/19	12,190	14,797,197
Series 2012A 5.00%, 10/01/16	10,090	11,581,403
Series 2012B 5.00%, 8/01/16	18,615	21,249,767
Series B 5.00%, 9/01/15	10,000	11,084,800
Series C 5.00%, 1/01/15-1/01/16	15,370	17,011,937
Series D 5.00%, 2/01/15	8,800	9,546,504
Series E 5.00%, 8/01/14-8/01/16	36,490	39,165,541
Series J 5.00%, 3/01/17	2,355	2,553,008
New York NY Trnsl Fin Auth Series 2002A 5.00%, 11/01/22-11/01/25	34,430	42,053,638
Series 2011C 5.00%, 11/01/19-11/01/25	23,420	28,537,053

Series 2012A 5.00%, 8/01/25	$12,345	$14,966,831
Series 2012B 5.00%, 11/01/23-11/01/26	45,535	55,502,799
Series 2012E 5.00%, 11/01/22	13,590	17,006,390
NPFGC Series 2003E 5.25%, 2/01/21-2/01/22	140	140,473
New York St Dormitory Auth (New York St Lease Cuny) Series 2008B 5.00%, 7/01/15-7/01/16	33,770	37,717,354
Series A 5.75%, 7/01/13	360	364,817
New York St Dormitory Auth (New York St Lease Svc Contract) Series 2009 A 5.00%, 7/01/19-7/01/24	25,150	29,420,664
New York St Dormitory Auth (New York St Pers Income Tax) Series 2009 G 5.00%, 3/15/19-3/15/21	13,865	16,682,108
Series 2011E 5.00%, 8/15/21	3,880	4,826,642
Series 2012A 5.00%, 12/15/22	38,790	48,614,343
Series 2012B 5.00%, 3/15/21-3/15/22	54,800	67,931,841
New York St Dormitory Auth (New York Univ) NPFGC Series A 6.00%, 7/01/18	2,865	3,537,272
New York St Dormitory Auth (Orange Regl Med Ctr) 6.00%, 12/01/13-12/01/16	14,030	15,115,062
New York St Thruway Auth AGM Series 2005A 5.00%, 3/15/15 (Pre-refunded/ETM)	3,650	3,974,303
NPFGC Series A 5.00%, 4/01/13 (Pre-refunded/ETM)	4,700	4,700,000
New York St Thruway Auth (New York St Lease Thruway Svc Contract) 5.00%, 4/01/17	37,425	43,624,451
Series 2009 5.00%, 4/01/18	10,000	11,901,000
New York St Thruway Auth (New York St Pers Income Tax) AGM Series 2005A 5.00%, 3/15/18	4,210	4,574,586
New York St Thruway Auth (New York St Thruway Auth Ded Tax) NPFGC-RE Series B 5.00%, 4/01/13-4/01/16	50,925	55,901,520

		777,989,777

Schedule of Investments—Diversified Municipal Portfolio	15

Principal Amount (000)		U.S. $ Value

North Carolina–2.4%
North Carolina Eastern Mun Pwr Agy Series 2009 B 5.00%, 1/01/17	$1,020	$1,174,040
Series 2012B 5.00%, 1/01/21	13,215	16,120,053
Series A 5.00%, 1/01/14-1/01/15	9,510	10,015,561
6.00%, 1/01/22 (Pre-refunded/ETM)	1,720	2,315,240
North Carolina Infra Fin Corp. COP AGM Series A 5.00%, 2/01/15	10,000	10,823,400
North Carolina Mun Pwr Agy #1 5.25%, 1/01/14	15,545	16,099,957
Series A 5.25%, 1/01/15-1/01/16	47,955	52,690,662
Series C 5.25%, 1/01/14-1/01/17	18,155	19,922,776

		129,161,689

Ohio–3.8%
Cincinnati OH Wtr Series A 5.00%, 12/01/15	5,780	6,460,133
Cleveland OH Arpt Sys AMBAC Series 2006 A 5.00%, 1/01/23	3,145	3,486,044
5.25%, 1/01/20	2,315	2,779,343
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21(a)	3,650	2,526,968
Cuyahoga Cnty OH Econ Dev (Cuyahoga Cnty OH Lease) Series 2010G 5.00%, 12/01/19-12/01/24	93,725	109,375,526
Ohio GO Series 2011A 5.00%, 8/01/20-8/01/21	57,430	71,348,941
Univ of Cincinnati OH 5.00%, 6/01/20-6/01/21	6,795	8,239,879
Univ of Toledo OH 5.00%, 6/01/21	2,610	3,074,632

		207,291,466

Oklahoma–0.1%
Mcgee Creek Auth OK Wtr NPFGC 6.00%, 1/01/23	3,980	4,628,063

Oregon–0.6%
Oregon Dept of Admin Svc COP Series 2009 D 5.00%, 11/01/21-11/01/23	18,535	21,641,623
Port of Portland OR (Portland Intl Arpt) Series 2010 20C 5.00%, 7/01/23	1,405	1,626,287

Portland OR Swr Sys NPFGC Series A 5.00%, 6/15/13	$5,090	$5,138,915
Washington Cnty OR SD #48-J GO AGM 5.00%, 6/01/13	4,600	4,635,604

		33,042,429

Pennsylvania–4.9%
Allegheny Cnty PA Arpt Auth (Pittsburgh Intl Airport) NPFGC 5.00%, 1/01/18	1,585	1,772,474
Allegheny Cnty PA Hosp Dev Auth (Upmc Health Sys) Series B 5.00%, 6/15/18	8,200	8,600,242
Allegheny Cnty PA Redev Auth (Pittsburgh Mills Spl Tax) 5.10%, 7/01/14	225	228,427
Central Bucks PA SD GO 5.00%, 5/15/16 (Pre-refunded/ETM)	2,045	2,328,539
NPFGC-RE 5.00%, 5/15/16	2,955	3,344,085
Pennsylvania Econ Dev Fin Auth (Pennsylvania Unemployment) Series 2012A 3.00%, 1/01/15	2,900	3,031,457
5.00%, 1/01/16-7/01/19	21,440	25,188,400
Pennsylvania Pub Sch Bldg Auth (Philadelphia PA SD Lease) AGM Series A 5.00%, 6/01/14	5,440	5,703,459
Pennsylvania Turnpike Comm 5.00%, 6/01/15	4,260	4,625,252
Series 2009 B 5.00%, 6/01/16-6/01/20	50,265	58,081,517
Philadelphia PA Arpt (Philadelphia Intl Airport) 5.00%, 6/15/21	6,225	7,244,406
Series 2010D 5.00%, 6/15/19-6/15/21	28,140	32,822,070
5.25%, 6/15/22-6/15/23	20,485	23,353,070
Series 2011A 5.00%, 6/15/16-6/15/19	12,650	14,747,173
Philadelphia PA IDA (Univ of Pennsylvania) Series 2007 0.69%, 4/26/14(g)	7,300	7,264,084
Philadelphia PA Parking Auth (Philadelphia Airport Parking) 5.00%, 9/01/14-9/01/20	38,650	43,721,738
Series 2009 5.125%, 9/01/22	9,080	10,398,870
Southeastern PA Trnsp Auth 5.00%, 3/01/23-3/01/24	12,245	14,230,312

		266,685,575

16	Sanford C. Bernstein Fund, Inc.—2013 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Puerto Rico–3.2%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/21	$23,895	$25,107,432
Series 2010ZZ 5.00%, 7/01/17	5,835	6,267,665
5.25%, 7/01/18	2,205	2,399,327
Puerto Rico Govt Dev Bank Series B 5.00%, 12/01/13	3,540	3,613,809
Puerto Rico Infra Fin Auth Series 2011C 3.00%, 12/15/26	7,415	7,458,749
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series 2007 M 5.75%, 7/01/17	3,085	3,366,568
Series M 5.50%, 7/01/13	15,205	15,340,629
AMBAC Series 2003H 5.50%, 7/01/16	5,415	5,781,866
Puerto Rico Sales Tax Fin Corp. 5.50%, 8/01/21	36,000	40,861,800
Series 2009A 5.375%, 8/01/19 (Pre-refunded/ETM)	10,315	13,024,750
5.375%, 8/01/20	39,685	45,201,215
5.50%, 8/01/23	5,040	5,586,336

		174,010,146

Rhode Island–0.5%
Rhode Island Depositors Corp. Series A 6.375%, 8/01/22 (Pre-refunded/ETM)	5,780	7,921,895
AGM Series A 5.50%, 8/01/20 (Pre-refunded/ETM)	1,500	1,879,410
5.75%, 8/01/19 (Pre-refunded/ETM)	4,940	5,994,690
Rhode Island Higher Ed Svgs Tr (Rhode Island DOT Fed Hwy Grant) AGC Series 2009A 5.25%, 6/15/17	7,955	9,238,698

		25,034,693

South Carolina–0.3%
Greenville Cnty SD SC Lease 5.00%, 12/01/13-12/01/15	14,850	16,039,737
Newberry Inv IN Children SC (Newberry Cnty SC SD Lease) 5.25%, 12/01/23-12/01/25	2,315	2,467,493

		18,507,230

Tennessee–0.1%
Memphis Shelby Cnty Arpt Auth TN (Memphis Intl Airport) Series 2010 B 5.00%, 7/01/16	1,000	1,132,170
Tennessee Energy Acq Corp. Gas (Goldman Sachs Group, Inc.) Series A 5.25%, 9/01/21	2,115	2,457,841

		3,590,011

Texas–9.5%
Austin TX Utils Sys AGM 5.00%, 11/15/13 (Pre-refunded/ETM)	$3,035	$3,124,533
Bell Cnty TX Hlth Fac Dev Corp. 6.50%, 4/29/13 (Pre-refunded/ETM)	1,000	1,230,480
Camino Real Regl Mob Auth TX 5.00%, 2/15/14-2/15/21	60,940	65,382,201
Clear Creek TX ISD GO Series A 5.00%, 2/15/16	1,280	1,442,163
Conroe TX ISD GO 5.00%, 2/15/16	6,260	6,798,673
Dallas Fort Worth TX Intl Arpt 5.00%, 11/01/14	2,500	2,674,925
Series 2009A 5.00%, 11/01/15	6,415	7,135,918
Series 2012F 5.00%, 11/01/21-11/01/25	17,905	20,355,174
AMBAC Series 2003 A 5.50%, 11/01/14	2,000	2,056,320
Dallas TX ISD GO 5.00%, 2/15/22-8/15/23	13,530	16,800,147
Garland TX GO Series 2010 5.00%, 2/15/24	3,800	4,463,974
Harris Cnty TX Fld Ctl Dist GO Series A 5.25%, 10/01/14 (Pre-refunded/ETM)	1,920	2,059,200
5.25%, 10/01/14 (Pre-refunded/ETM)	4,795	5,142,638
5.25%, 10/01/14 (Pre-refunded/ETM)	5,255	5,635,987
Harris Cnty TX GO 5.25%, 10/01/14 (Pre-refunded/ETM)	3,660	3,925,350
5.25%, 10/01/14 (Pre-refunded/ETM)	10,340	11,113,949
Series 2010 A 5.00%, 10/01/23-10/01/25	17,725	21,253,259
Houston TX Arpt Sys Series 2009 A 5.00%, 7/01/21	2,090	2,457,547
Lower Colorado River Auth TX 5.00%, 5/15/22-5/15/23	46,220	53,925,731
AGM Series 1999 A 5.875%, 5/15/16	2,325	2,333,556
North Texas Tollway Auth TX (Texas St Hwy Fund Third Tier) Series 2011D 5.00%, 9/01/24	5,000	5,947,000
5.25%, 9/01/25-9/01/26	35,940	42,974,611
Plano TX GO 5.00%, 9/01/13	5,045	5,145,093
Retama TX Dev Corp. 8.75%, 12/15/13 (Pre-refunded/ETM)	2,045	2,163,017
8.75%, 12/15/14 (Pre-refunded/ETM)	3,860	4,393,375
8.75%, 12/15/15 (Pre-refunded/ETM)	1,200	1,458,624
SA Energy Acq Pub Fac Corp. Gas (Goldman Sachs Group, Inc.) 5.25%, 8/01/15	1,880	2,046,060

Schedule of Investments—Diversified Municipal Portfolio	17

Principal Amount (000)		U.S. $ Value

San Antonio TX Elec & Gas 5.00%, 2/01/20-2/01/23	$61,590	$73,815,209
San Antonio TX Wtr Series 2011A 3.00%, 5/15/13	1,150	1,153,807
5.00%, 5/15/23-5/15/26	21,200	25,238,824
Spring TX ISD GO 5.00%, 8/15/20-8/15/21	8,365	10,304,864
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.25%, 11/15/16	1,160	1,221,898
Texas A & M Univ Series 2009 D 5.00%, 5/15/18	2,000	2,398,040
Texas GO 5.00%, 10/01/22-10/01/25	47,335	58,372,501
Texas Mun Pwr Agy NPFGC Zero Coupon, 9/01/13	2,345	2,338,082
Texas PFA (Texas Lease Bldg & Procur) AMBAC 5.00%, 2/01/15	5,000	5,304,250
Texas Trnsp Comm (Texas St Hwy Fund First Tier) 5.00%, 4/01/14-4/01/16	14,985	16,516,693
Series 2007 5.00%, 4/01/24	8,380	9,668,006
Univ of Texas Series D 5.00%, 8/15/14	5,850	6,225,511

		515,997,190

Virginia–0.0%
Broad Street CDA VA 7.125%, 6/01/13 (Pre-refunded/ETM)	1,584	1,623,331

Washington–7.1%
Central Puget Sound WA RTA AMBAC Series A 5.00%, 5/01/15 (Pre-refunded/ETM)	1,015	1,113,739
Chelan Cnty WA PUD #1 Series 2011A 5.00%, 7/01/20	3,110	3,669,551
Series 2011B 5.00%, 7/01/21	5,000	5,917,700
5.25%, 7/01/22	3,670	4,348,473
Cowlitz Cnty WA Spl Swr (Cowlitz Cnty WA Special Swr) NPFGC-RE 5.50%, 11/01/19	1,435	1,625,295
Energy Northwest WA (Bonneville Power Admin) Series 2007C 5.00%, 7/01/17	2,625	3,084,165
Series 2012A 5.00%, 7/01/18-7/01/21	92,520	112,407,864

Series A 5.00%, 7/01/14	$7,380	$7,815,272
5.50%, 7/01/13	3,840	3,889,997
Series C 5.00%, 7/01/14-7/01/16	21,300	23,004,155
Series D 5.00%, 7/01/13	5,060	5,119,708
AMBAC Series A 5.00%, 7/01/18	5,040	5,499,245
Tacoma WA Elec Sys 5.00%, 1/01/15 (Pre-refunded/ETM)	2,900	3,134,291
Grant Cnty WA PUD #2 Series 2011A 5.00%, 1/01/20-1/01/23	13,725	16,535,668
King Cnty WA Swr Series 2011B 5.00%, 1/01/23	4,415	5,304,623
Port of Seattle WA 5.00%, 6/01/22	1,995	2,380,673
Series 2010C 5.00%, 2/01/17	2,590	2,956,045
Seattle WA Mun Light & Pwr AGM 5.00%, 8/01/13	10,060	10,218,143
Tacoma WA Elec Sys 5.00%, 1/01/15	18,045	19,368,240
Washington Fed Hwy Grant 5.00%, 9/01/21	19,110	23,560,910
Washington St GO 5.00%, 7/01/23	13,715	16,923,899
Series 2003A 5.00%, 7/01/13 (Pre-refunded/ETM)	55	55,644
Series 2010R 5.00%, 7/01/20	6,370	7,865,358
Series 2012R 5.00%, 7/01/23	15,950	19,681,821
Series A 5.00%, 7/01/13	10,330	10,451,894
Series C 5.00%, 7/01/14	27,730	29,365,515
AGM 5.00%, 7/01/15	5,405	5,957,391
AGM Series 2007A 5.00%, 7/01/14	6,260	6,629,215
AGM Series B 5.00%, 7/01/13	5,785	5,853,263
AGM Series D 5.00%, 1/01/14	2,655	2,749,757
AMBAC 5.00%, 1/01/14	8,645	8,953,540
AMBAC Series C 5.00%, 1/01/16	7,770	8,712,734
NPFGC Series 2003R 5.00%, 7/01/13	2,025	2,048,895

		386,202,683

18	Sanford C. Bernstein Fund, Inc.—2013 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Wisconsin–1.1%
Wisconsin GO Series 2004A 5.00%, 5/01/13 (Pre-refunded/ETM)	$4,015	$4,029,896
NPFGC Series 1 5.25%, 5/01/13	4,545	4,562,907
NPFGC Series 2004A 5.00%, 5/01/13	8,555	8,587,081
NPFGC Series B 5.00%, 5/01/13	4,750	4,767,813
NPFGC-RE Series 3 5.25%, 5/01/13	5,500	5,521,670
Wisconsin Trnsp Auth Series 2005B 5.00%, 7/01/13 (Pre-refunded/ETM)	3,260	3,298,142
Wisconsin Trnsp Auth (Wisconsin Trnsp Auth Spl Tax) Series 2012-2 5.00%, 7/01/23	3,420	4,216,963
AGM Series A 5.25%, 7/01/14-7/01/16	12,610	14,242,754
AMBAC Series 2005B 5.00%, 7/01/13	1,010	1,021,868
NPFGC-RE 5.00%, 7/01/16	6,885	7,861,637
NPFGC-RE Series I 5.00%, 7/01/17	2,000	2,349,840

		60,460,571

Total Municipal Obligations (cost $4,695,763,248)		4,979,656,391

CORPORATES-INVESTMENT GRADES–4.0%
Financial Institutions–1.9%
Banking–1.3%
Bank of America Corp. 1.50%, 10/09/15	4,438	4,452,659
7.375%, 5/15/14	6,380	6,827,748
Bear Stearns Cos. LLC (The) 5.70%, 11/15/14	1,571	1,693,169
Capital One Financial Corp. 2.125%, 7/15/14	12,993	13,196,223
Citigroup, Inc. 2.65%, 3/02/15	8,048	8,270,262
Goldman Sachs Group, Inc. (The) 5.15%, 1/15/14	5,430	5,620,148
5.25%, 10/15/13	20,300	20,797,512
6.00%, 5/01/14	1,113	1,173,167
JPMorgan Chase & Co. 1.875%, 3/20/15	1,875	1,910,653
2.05%, 1/24/14	8,878	8,996,930

		72,938,471

Finance–0.6%
General Electric Capital Corp. 2.15%, 1/09/15	27,608	28,311,479
5.90%, 5/13/14	1,692	1,792,789

		30,104,268

		103,042,739

Industrial–2.1%
Consumer Cyclical-Automotive–0.5%
Ford Motor Credit Co. LLC 7.00%, 4/15/15	$12,630	$13,936,460
Daimler Finance North America LLC 6.50%, 11/15/13	13,842	14,352,977

		28,289,437

Technology–0.8%
International Business Machines Corp. 0.55%, 2/06/15	14,866	14,888,864
Hewlett-Packard Co. 6.125%, 3/01/14	23,359	24,449,281
1.55%, 5/30/14	3,543	3,557,367

		42,895,512

Communications-Telecommunications–0.5%
Verizon Communications, Inc. 5.25%, 4/15/13	1,676	1,678,730
1.95%, 3/28/14	20,918	21,215,977
Cellco Partnership/Verizon Wireless Capital LLC 7.375%, 11/15/13	2,492	2,593,838

		25,488,545

Capital Goods–0.2%
Caterpillar, Inc.
0.95%, 6/26/15	13,617	13,723,635

Consumer Non-Cyclical–0.1%
Actavis, Inc. 1.875%, 10/01/17	2,807	2,839,735

		113,236,864

Utility–0.0%
Electric–0.0%
Exelon Generation Co. LLC 5.35%, 1/15/14	1,280	1,326,916

Total Corporates—Investment Grades (cost $214,830,894)		217,606,519

SHORT-TERM INVESTMENTS–3.5%
Time Deposit–3.5%
State Street Time Deposit 0.01%, 4/01/13 (cost $191,253,345)	191,253	191,253,345

Total Investments—98.9% (cost $5,101,847,487)		5,388,516,255

Other assets less liabilities—1.1%		60,908,064

Net Assets—100.0%		$5,449,424,319

Schedule of Investments—Diversified Municipal Portfolio	19

(a)	Illiquid security.
(b)	Security is in default and is non-income producing.
(c)	Fair valued by the Adviser.
(d)	Non-income producing security.
(e)	Variable rate coupon, rate shown as of March 31, 2013.
(f)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(g)	Floating Rate Security. Stated interest rate was in effect at March 31, 2013.

As of March 31, 2013, the Fund held 17.4% of net assets in insured bonds (of this amount 8.7% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

CSD—Central/Community School District

DOT—Department of Transportation

EDA—Economic Development Agency

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

GO—General Obligation

IDA—Industrial Development Authority/Agency

ISD—Independent School District

MFHR—Multi-Family Housing Revenue

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

PCR—Pollution Control Revenue Bond

PFA—Public Finance Authority

PFC—Passenger Facility Charge

PUD—Public Utility District

RTA—Regional Transportation Authority

SD—School District

SRF—State Revolving Fund

USD—Unified School District

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

California Municipal Portfolio

March 31, 2013 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–96.3%
Long-Term Municipal Bonds–87.8%
California–75.9%
Bay Area Infra Fin Auth NPFGC-RE 5.00%, 8/01/17	$4,470	$4,484,036
Bay Area Toll Auth CA 5.00%, 4/01/16-4/01/25	36,020	42,762,199
Series 2006 F 5.00%, 4/01/16 (Pre-refunded/ETM)	5,250	5,954,655
Bay Area Wtr Supply & Consv Agy CA Series 2013A 5.00%, 10/01/25	4,710	5,731,693
California Dept Wtr Res Cen Vy 5.00%, 12/01/14 (Pre-refunded/ETM)	380	409,636
Series AM 5.00%, 12/01/14	3,000	3,234,480
FGIC 5.25%, 6/01/13 (Pre-refunded/ETM)	65	65,535
NPFGC 5.00%, 12/01/14 (Pre-refunded/ETM)	60	64,679
California Dept Wtr Res Pwr 5.00%, 5/01/17-5/01/18	24,600	29,420,169
Series 2010L 5.00%, 5/01/15-5/01/20	14,690	17,656,997
AGM 5.00%, 5/01/17	21,050	24,636,078
California Econ Recovery (California Econ Rec Spl Tax) 5.25%, 7/01/13	10,800	10,932,948
Series A 5.00%, 7/01/18-7/01/20	33,030	39,826,767
5.25%, 7/01/14	2,820	2,993,599
NPFGC 5.00%, 7/01/15	4,460	4,716,138
NPFGC Series A 5.25%, 7/01/13	8,420	8,523,650
California Infra & Eco Dev Bk (Broad Collection) Series 2011A 5.00%, 6/01/21	20,650	25,679,514
California Infra & Eco Dev Bk (Workers Comp Spl Assmt) AMBAC 5.00%, 10/01/15	1,070	1,094,717
California Mun Fin Auth (UTS BioEnergy LLC) Series 2011A-2 3.95%, 12/01/15(a)	1,390	1,411,017

20	Sanford C. Bernstein Fund, Inc.—2013 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

California Poll Cntl Fin Auth (Poseidon Resources LP) 5.00%, 7/01/27	$4,000	$4,217,720
California Pub Wks Brd (CA Lease Dept Corr St Prisons) AMBAC Series A 5.00%, 12/01/19	2,630	2,966,666
California Pub Wks Brd (CA Lease State Univ Sys)
NPFGC-RE 5.00%, 10/01/14	3,740	4,001,314
California Pub Wks Brd (Univ of California Lease) 5.00%, 4/01/21-4/01/22	10,825	12,796,854
5.00%, 12/01/23(b)	1,545	1,889,859
Series 2009E 5.00%, 4/01/23	1,950	2,272,920
NPFGC-RE 5.00%, 6/01/15-9/01/16	4,605	5,138,695
California Spl Dist Assn Fin Corp. COP AGM Series Z 5.50%, 8/01/17 (Pre-refunded/ETM)	440	478,174
California State Univ 5.00%, 11/01/24	1,490	1,716,674
Series 2011A 5.25%, 11/01/26	5,500	6,590,650
Series 2012A 5.00%, 11/01/26	10,930	12,947,678
AMBAC Series B 5.00%, 11/01/14	3,575	3,839,872
NPFGC-RE Series A 5.00%, 5/01/13 (Pre-refunded/ETM)	1,570	1,575,903
California Statewide CDA (California General Fund Obl) Series 2009 5.00%, 6/15/13	35,305	35,642,163
California Statewide CDA (Jewish Home St Ins) 4.50%, 11/15/13	330	330,832
California Statewide CDA (Kaiser Permanente) Series 2002C 5.00%, 11/01/29	2,630	3,052,746
Series E-1-REMK 5.00%, 4/01/44	1,000	1,160,740
California Statewide CDA (Odd Fellows Home) Series 2012A 5.00%, 4/01/20-4/01/22	2,000	2,302,260
California Statewide CDA (Redlands Cmnty Hospital) RADIAN Series A 5.00%, 4/01/13	1,295	1,295,000
California Statewide CDA (Southern CA Edison Co.) XLCA Series B 4.10%, 4/01/28	14,055	14,055,000

Chaffey CCD CA GO NPFGC Series B 5.00%, 6/01/25	$1,440	$1,552,838
Coati-Rohnert Pk USD CA GO NPFGC-RE 5.00%, 8/01/20	2,020	2,198,083
Contra Costa Cnty CA Wtr Dist (Contra Costa CA Wtr Dist) Series 2012Q 5.00%, 10/01/20	5,315	6,519,113
Gilroy CA USD GO NPFGC-RE 5.25%, 8/01/13 (Pre-refunded/ETM)	1,900	1,931,483
Golden St Tobacco Sec CA (California Tobacco Sec/St App) AMBAC Series A 5.00%, 6/01/20	10,970	11,046,242
Grossmont-Cuyamaca CCD CA GO AGC 5.25%, 8/01/17	1,150	1,364,004
Industry CA GO 5.00%, 7/01/17	3,655	4,214,873
Inland Valley CA Dev Agy 5.25%, 4/01/13 (Pre-refunded/ETM)	2,890	2,890,000
5.50%, 4/01/14 (Pre-refunded/ETM)	1,320	1,387,967
Lincoln CA CFD #2003-1 5.35%, 9/01/13 (Pre-refunded/ETM)	705	733,877
5.90%, 9/01/13 (Pre-refunded/ETM)	1,100	1,147,542
Loma Linda CA Hosp (Loma Linda Univ Med Ctr) Series A 5.00%, 12/01/13	1,145	1,169,480
Long Beach CA Bond Fin Auth (Long Beach CA Lease Aquarium) 5.00%, 11/01/23	4,025	4,679,344
Long Beach CA Harbor Series 2010A 5.00%, 5/15/22-5/15/25	16,895	19,936,806
Series B 5.00%, 5/15/21	6,500	7,830,420
Long Beach CA USD GO 5.00%, 8/01/15-8/01/16	7,850	8,820,879
Series 2008A 5.00%, 8/01/18	9,845	11,849,048
Series A 5.00%, 8/01/25	1,000	1,150,520
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) 5.00%, 5/15/23	5,000	5,946,500
Series 2010A 5.00%, 5/15/23-5/15/25	25,915	30,602,607
Series A 5.25%, 5/15/23-5/15/24	15,955	19,120,418
5.50%, 5/15/14-5/15/17	14,790	16,916,329
Los Angeles CA Dept W&P Pwr Series 2012C 5.00%, 1/01/16	8,150	9,064,512

Schedule of Investments—California Municipal Portfolio	21

Principal Amount (000)		U.S. $ Value

Series 2013A 5.00%, 7/01/21(a)	$1,505	$1,867,208
Los Angeles CA Dept W&P Wtr Series 2012C 5.00%, 7/01/23	1,540	1,898,866
Los Angeles CA Harbor Dept 5.00%, 8/01/23	2,500	3,004,650
Los Angeles CA USD GO AMBAC Series 2004G 5.00%, 7/01/13	3,260	3,298,207
FGIC Series A-1 5.00%, 7/01/20-7/01/22	13,485	14,704,250
NPFGC Series A-2 5.00%, 7/01/20	11,000	12,012,550
Los Angeles CA Wstwtr Sys Series 2012C 5.00%, 6/01/23-6/01/25	11,335	13,741,694
Los Angeles Cnty CA Met Trnsp Auth (Los Angeles Cnty CA MTA Sales Tax) 5.00%, 7/01/21	2,000	2,354,000
Los Angeles Cnty CA Pub Wks (Los Angeles Cnty CA Master Lease) NPFGC-RE Series A 5.00%, 9/01/13	5,265	5,361,718
M-S-R Pub Pwr Agy CA NPFGC 5.00%, 7/01/13	3,715	3,755,939
Mammoth CA USD GO NPFGC Zero Coupon, 8/01/21-8/01/22	2,100	1,541,655
Met Wtr Dist Southern CA Wtr 5.75%, 8/10/18	7,600	8,979,172
Series A 5.75%, 7/01/21 (Pre-refunded/ETM)	1,615	1,911,433
5.75%, 7/01/21	2,045	2,502,732
Northern CA Pwr Agy (Northern CA Power Agy Hydro #1) Series 2012A 5.00%, 7/01/25-7/01/27	3,980	4,670,151
Oakland CA USD GO NPFGC 5.00%, 8/01/13	1,335	1,351,781
Orange Cnty CA Pub Fin Auth (Orange Cnty CA Lease) NPFGC 5.00%, 7/01/13	16,480	16,658,314
Orange Cnty CA Santn COP 5.00%, 2/01/18-2/01/19	9,155	10,981,771
Series 2009A 5.00%, 2/01/20	1,890	2,268,302
Pittsburg CA Redev Agy 9.60%, 6/01/16 (Pre-refunded/ETM)	1,000	1,271,600
Port of Oakland CA Series 2012P 5.00%, 5/01/22-5/01/25	16,945	19,664,230

NPFGC Series 2007C 5.00%, 11/01/18	$1,900	$2,214,184
Sacramento CA Fin Auth (Sacramento CA Lease) Series B 5.40%, 11/01/20	2,000	2,270,400
Sacramento CA Mun Util Dist Series 2012Y 5.00%, 8/15/25	4,555	5,479,483
Sacramento CA USD GO Series 2011 5.00%, 7/01/24	4,945	5,736,793
Sacramento Cnty CA Santn Dist Fing Auth (Sacramento Regl Cnty Santn Dist CA) AMBAC 5.50%, 12/01/21	1,175	1,486,634
Sacramento Regl Transit Dist CA 5.00%, 3/01/24	1,000	1,135,550
San Diego CA Pub Fac Fin Auth (San Diego CA Swr) 5.00%, 5/15/21	14,905	17,952,476
Series 2009B 5.00%, 5/15/18	20,615	24,491,032
San Diego CA Pub Fac Fin Auth (San Diego CA Wtr) Series 2012A 5.00%, 8/01/26	1,905	2,295,468
San Diego Cnty CA COP AMBAC 5.00%, 2/01/15	2,000	2,153,620
San Diego Cnty CA Wtr Auth AGM Series 2008A 5.00%, 5/01/19-5/01/24	7,655	8,873,345
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) 5.00%, 5/01/15-5/01/25	17,690	19,604,879
5.25%, 5/01/18	4,655	5,482,892
Series 2009C-2 5.00%, 5/01/16	11,520	13,040,755
Series 2011C 5.00%, 5/01/21	3,900	4,634,175
AGC Series 2008-34E 5.00%, 5/01/16	1,345	1,509,830
San Francisco City/Cnty CA Pub Util Wtr Series 2009A 5.00%, 11/01/28	2,000	2,315,960
Series 2011A 5.00%, 11/01/25	11,320	13,618,413
Series 2013B 5.00%, 10/01/25	4,000	4,829,240
NPFGC 5.25%, 4/01/13 (Pre-refunded/ETM)	5,245	5,245,000

22	Sanford C. Bernstein Fund, Inc.—2013 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

San Francisco City/Cnty CA Redev CFD #6 (Mission Bay South Public Imp) 5.00%, 8/01/19-8/01/24	$3,855	$4,272,178
San Ramon Vly USD CA GO AGM 5.25%, 8/01/14 (Pre-refunded/ETM)	1,000	1,066,230
Santa Fe Springs CA CDA (Santa Fe Springs CA Tax Alloc) NPFGC 5.375%, 9/01/17	560	560,655
South Placer CA Wstwtr Auth Series 2011C 5.00%, 11/01/19-11/01/20	5,430	6,616,769
Southern CA Pub Pwr Auth (Los Angeles CA Dept W&P Pwr) 5.00%, 7/01/22	4,000	4,856,520
Series 2010-1 5.00%, 7/01/25	8,235	9,751,969
Univ of California Series 2007J 5.00%, 5/15/15 (Pre-refunded/ETM)	395	437,889
Series 2009Q 5.25%, 5/15/22	3,510	4,098,767
Series 2010U 5.00%, 5/15/24	4,215	5,019,011
Series 2012G 5.00%, 5/15/25	10,000	12,053,700
AGM Series 2007J 5.00%, 5/15/16	5,935	6,559,303

		853,406,455

Arizona–0.0%
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	210	210,649

Colorado–0.2%
Denver CO City & Cnty Arpt (Denver Intl Airport) 5.75%, 11/15/20	1,700	2,116,993
Series D 7.75%, 11/15/13	90	94,099

		2,211,092

Florida–3.9%
Broward Cnty FL Sch Brd COP 5.00%, 7/01/18	2,000	2,341,820
Citizens Ppty Ins Corp. FL Series 2009A1 6.00%, 6/01/16	13,125	15,144,019
Dupree Lakes CDD FL 6.83%, 11/01/15	160	159,560
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/15-7/01/16	17,080	19,267,480
Lake Ashton II CDD FL Series B 4.875%, 11/01/10(c)(d)	320	249,600

Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	$2,400	$2,587,584
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport) Series 2009A 5.75%, 10/01/21	1,055	1,287,638
Miami-Dade Cnty FL Expressway Series 2013A 5.00%, 7/01/21(a)	1,255	1,515,438
New River CDD FL 1.00%, 5/01/18(d)	475	213,750
5.75%, 5/01/38(d)(e)	605	272,250
Series 2010A1 5.75%, 5/01/38(d)	240	191,234
Series 2010B1 5.00%, 5/01/15(d)	235	225,245
Series B 5.00%, 5/01/13(d)(f)	405	4
Sterling Hill CDD FL Series B 5.50%, 11/01/10(c)(d)	155	93,000

		43,548,622

Guam–0.2%
Guam Wtrworks Auth 5.50%, 7/01/16	1,500	1,578,060

Illinois–1.2%
Bolingbrook IL Sales Tax 6.00%, 1/01/26	4,450	3,182,952
Cook Cnty IL GO Series 2012C 5.00%, 11/15/25	3,955	4,607,812
Illinois GO 5.00%, 8/01/18	5,000	5,743,450

		13,534,214

Louisiana–0.0%
Coves of The Highland CDD LA 5.60%, 11/01/13(c)(d)(g)	3,200	0

Massachusetts–0.5%
Massachusetts GO Series 2011A 5.00%, 4/01/25	4,830	5,781,268

North Carolina–0.2%
North Carolina Eastern Mun Pwr Agy Series 2009 SER B 5.00%, 1/01/16	2,375	2,645,204

Ohio–0.1%
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21(d)	2,210	1,530,027

Puerto Rico–4.3%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/22	10,190	10,571,514

Schedule of Investments—California Municipal Portfolio	23

Principal Amount (000)		U.S. $ Value

Series 2007TT 5.00%, 7/01/21	$3,850	$3,971,390
Series 2007V V 5.50%, 7/01/20	3,065	3,361,569
Puerto Rico GO Series 2007A 5.50%, 7/01/18	2,650	2,875,329
Series 2012A 5.00%, 7/01/20	1,850	1,923,908
NPFGC Series 2001A 5.50%, 7/01/19	5,470	5,925,323
Puerto Rico Govt Dev Bank NPFGC Series 2009 4.75%, 12/01/15	5,535	5,614,593
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.75%, 7/01/15	2,570	2,738,309
Series 2009P 6.00%, 7/01/20	1,415	1,541,360
Puerto Rico Sales Tax Fin Corp. 5.00%, 8/01/24	5,880	6,324,587
Series C 5.00%, 8/01/22	2,565	3,004,333

		47,852,215

Texas–1.2%
Dallas Fort Worth TX Intl Arpt Series 2009A 5.00%, 11/01/21	1,180	1,327,287
Houston TX Arpt Sys Series 2011A 5.00%, 7/01/19	10,290	12,133,042

		13,460,329

Virginia–0.1%
Broad Street CDA VA 7.125%, 6/01/13 (Pre-refunded/ETM)	537	550,334

Total Long-Term Municipal Bonds (cost $926,598,211)		986,308,469

Short-Term Municipal Notes–8.5%
California GO 0.10%, 5/01/34(h)	32,700	32,700,000
0.11%, 5/01/34(h)	20,000	20,000,000
0.15%, 5/01/34(h)	6,300	6,300,000
Los Angeles CA Dept W&P Pwr 0.10%, 7/01/34(h)	5,500	5,500,000
Series 2002A 0.11%, 7/01/35(h)	31,000	31,000,000
Series 2008A 0.09%, 7/01/35(h)	500	500,000

Total Short-Term Municipal Notes (cost $96,000,000)		96,000,000

Total Municipal Obligations (cost $1,022,598,211)		1,082,308,469

CORPORATES-INVESTMENT GRADES–2.9%

Financial Institutions–1.9%
Banking–1.9%
American Express Credit Corp. 1.75%, 6/12/15	$5,914	$6,042,813
Capital One Financial Corp. 2.125%, 7/15/14	1,543	1,567,134
2.15%, 3/23/15	2,000	2,041,014
JPMorgan Chase & Co. 1.875%, 3/20/15	6,345	6,465,650
Morgan Stanley 1.75%, 2/25/16	5,788	5,833,071

		21,949,682

Industrial–1.0%
Consumer Cyclical-Automotive–0.5%
Daimler Finance North America LLC 6.50%, 11/15/13	2,445	2,535,257
Ford Motor Credit Co. LLC 7.00%, 4/15/15	2,475	2,731,017

		5,266,274

Technology–0.5%
Hewlett-Packard Co. 6.125%, 3/01/14	5,273	5,519,117

		10,785,391

Total Corporates—Investment Grades (cost $32,293,019)		32,735,073

SHORT-TERM INVESTMENTS–0.0%
Time Deposit – 0.0%
State Street Time Deposit 0.01%, 4/01/13 (cost $194,090)	194	194,090

Total Investments—99.2% (cost $1,055,085,320)		1,115,237,632

Other assets less liabilities—0.8%		8,571,831

Net Assets—100.0%		$1,123,809,463

(a)	When-Issued or delayed delivery security.
(b)	Floating Rate Security. Stated interest rate was in effect at March 31, 2013.
(c)	Security is in default and is non-income producing.
(d)	Illiquid security.
(e)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(f)	Non-income producing security.
(g)	Fair valued by the Adviser.
(h)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest

24	Sanford C. Bernstein Fund, Inc.—2013 Semi-Annual Report

payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of March 31, 2013, the Fund held 17.3% of net assets in insured bonds (of this amount 5.3% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CCD—Community College District

CDA—Community Development Authority

CDD—Community Development District

CFD—Community Facilities District

COP—Certificate of Participation

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

GO—General Obligation

IDA—Industrial Development Authority/Agency

MTA—Metropolitan Transportation Authority

NPFG—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

RADIAN—Radian Asset Assurance Inc.

USD—Unified School District

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

New York Municipal Portfolio

March 31, 2013 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–97.4%
Long-Term Municipal Bonds–97.4%
New York–77.1%
Albany Cnty NY Arpt Auth AGM Series 2010A 5.00%, 12/15/16-12/15/22	$13,090	$15,089,514
Albany Cnty NY GO 5.00%, 11/01/15	1,085	1,210,784
Erie Cnty NY Fiscal Stability Auth (Erie Cnty NY Sales Tax) Series 2011C 5.00%, 12/01/23	5,925	7,117,939
Erie Cnty NY IDA AGM 5.00%, 5/01/14 (Pre-refunded/ETM)	1,120	1,177,725
5.75%, 5/01/14 (Pre-refunded/ETM)	1,520	1,610,607
Erie Cnty NY IDA (Buffalo NY SD) 5.00%, 5/01/22	5,800	6,859,196
AGM Series A 5.00%, 5/01/16	1,210	1,360,645
Generic Municipal Bond Series 2004I 5.00%, 8/01/14 (Pre-refunded/ETM)	10	10,629
Long Island Pwr Auth NY Series 2010A 5.00%, 5/01/15	6,450	7,032,306
NPFGC Series F 5.00%, 5/01/13-5/01/16	34,690	37,392,518
Metropolitan Trnsp Auth NY Series 2002B 0.409%, 11/01/22(a)(b)	16,700	16,076,238
Series 2010D 5.25%, 11/15/24	10,755	12,753,387
Series 2010G 5.00%, 11/15/21	9,305	11,137,154
5.25%, 11/15/22-11/15/26	33,880	40,185,134
Series 2011C 5.00%, 11/15/24	2,890	3,385,751
Series 2011D 5.00%, 11/15/22-11/15/25	11,775	13,948,127
Series B 5.00%, 11/15/16-11/15/17	6,645	7,613,457
AMBAC Series B 5.00%, 4/29/13 (Pre-refunded/ETM)	535	536,509
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) Series 2012A 5.00%, 11/15/24-11/15/25	29,890	36,346,905

Schedule of Investments—New York Municipal Portfolio	25

Principal Amount (000)		U.S. $ Value

NPFGC-RE Series A 5.25%, 11/15/15-11/15/16	$13,150	$15,144,866
Nassau Cnty NY GO 5.00%, 4/01/21-4/01/22	5,915	7,025,811
Series 2012A 5.00%, 4/01/14-4/01/15	11,075	11,804,156
Series 2013A 5.00%, 4/01/18-4/01/20	8,660	10,242,936
NPFGC-RE Series A 6.00%, 7/01/13	1,000	1,013,690
Nassau Cnty NY Interim Fin Auth AMBAC Series B 5.00%, 11/15/13 (Pre-refunded/ETM)	3,595	3,702,670
Nassau Cnty NY Interim Fin Auth (Nassau Cnty NY Sales Tax) AMBAC Series H 5.25%, 11/15/13	1,745	1,799,496
New York NY GO 5.00%, 8/01/13-10/01/24	26,990	29,835,302
5.25%, 9/01/14-9/01/16	17,910	19,953,879
Series 1993E 5.00%, 8/01/23	6,855	8,267,541
Series 2002C 5.50%, 8/01/13-8/01/14	565	567,058
Series 2003A 5.25%, 8/01/13 (Pre-refunded/ETM)	715	726,726
5.25%, 8/01/17	4,990	5,069,690
Series 2004I 5.00%, 8/01/16	2,340	2,484,659
Series 2011A 5.00%, 8/01/26	14,275	16,778,264
Series 2012I 5.00%, 8/01/16	12,545	14,320,619
Series 2013D 5.00%, 8/01/19	7,165	8,697,450
Series 2013F 5.00%, 3/01/17	2,675	3,106,745
Series C 5.00%, 1/01/16	4,410	4,936,069
Series E 5.00%, 8/01/16	5,500	6,278,470
Series I 5.00%, 8/01/14	2,700	2,870,640
AGM 5.25%, 8/01/14	1,750	1,866,393
NPFGC-RE 5.00%, 8/01/13	2,750	2,793,588
New York NY Hlth & Hosp Corp. Series 2008A 5.00%, 2/15/14	10,215	10,629,320
New York NY Mun Wtr Fin Auth 5.00%, 6/15/19-6/15/26	49,525	57,598,896
Series FF 5.00%, 6/15/25	24,730	29,371,079
New York NY Tfa Bldg Aid Series 2011 S-1A 5.00%, 7/15/25	4,420	5,212,992

New York NY Trnsl Fin Auth 5.00%, 11/01/13-2/01/24	$58,045	$68,109,715
5.25%, 8/01/14 (Pre-refunded/ETM)	1,300	1,385,202
Series 2006A 5.00%, 8/01/13 (Pre-refunded/ETM)	18,175	18,458,166
5.00%, 8/01/13	25	25,395
Series 2007B 5.00%, 11/01/15 (Pre-refunded/ETM)	1,145	1,279,618
Series 2011A-1 5.00%, 11/01/23	15,315	18,744,028
Series 2012B 5.00%, 11/01/23-11/01/24	10,805	13,248,888
Series 2012D 5.00%, 11/01/21	8,550	10,653,984
Series 2012E 5.00%, 11/01/15-2/01/26	12,525	14,950,558
Series 2012E-1 5.00%, 2/01/25	1,540	1,854,052
NPFGC 5.25%, 2/01/20	115	115,397
NPFGC Series 2003E 5.25%, 2/01/21	35	35,118
NPFGC-RE 5.00%, 11/01/13	18,405	18,917,027
5.50%, 11/01/13	540	541,971
New York NY Trst for Cult Res (Lincoln Center Performing Arts) 5.75%, 12/01/16	22,830	26,503,804
New York NY Trst for Cult Res (Whitney Museum of American Art) 5.00%, 7/01/21	4,745	5,693,620
New York St Dormitory Auth NPFGC 5.20%, 4/29/13 (Pre-refunded/ETM)	1,000	1,109,680
New York St Dormitory Auth (Brookdale Hospital Med Ctr) NPFGC 5.20%, 2/15/14	1,140	1,143,466
New York St Dormitory Auth (Ithaca College) 5.00%, 7/01/17	12,195	13,178,405
New York St Dormitory Auth (Montefiore Medical Center) 5.00%, 8/01/14	1,000	1,051,390
New York St Dormitory Auth (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/18	1,360	1,596,178
New York St Dormitory Auth (Mt Sinai School of Medicine) 5.00%, 7/01/19	4,390	5,070,099
New York St Dormitory Auth (New York St Lease Mental Hlth) 5.00%, 2/15/15-2/15/16	26,330	29,105,301
AGM 5.00%, 2/15/16	3,830	4,291,898

26	Sanford C. Bernstein Fund, Inc.—2013 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

New York St Dormitory Auth (New York St Lease Secured Hosp) 4.00%, 2/15/14-8/15/15	$6,985	$7,290,921
New York St Dormitory Auth (New York St Lease Svc Contract) Series 2009A 5.00%, 7/01/22	6,050	7,172,759
New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 3/15/16-2/15/19	43,745	51,352,562
Series 2008A 5.00%, 3/15/20	4,750	5,577,450
Series 2009D 5.00%, 6/15/18-6/15/20	9,230	11,089,894
Series 2012 5.00%, 12/15/21	5,875	7,334,291
Series 2012A 5.00%, 12/15/23	12,700	15,765,399
Series 2012B 5.00%, 3/15/22	3,885	4,824,937
Series 2012D 5.00%, 2/15/22-2/15/25	22,135	26,972,396
Series G 5.00%, 3/15/17-3/15/18	15,885	18,737,754
AMBAC 5.00%, 3/15/15	1,760	1,918,541
New York St Dormitory Auth (New York Univ) NPFGC Series A 6.00%, 7/01/18	1,000	1,234,650
New York St Dormitory Auth (State Univ of New York) Series 2011A 5.00%, 7/01/24	3,125	3,729,375
New York St Dormitory Auth (Wyckoff Heights Medical Ctr) NPFGC 5.20%, 2/15/16	5,820	5,838,449
New York St Energy Res & Dev Auth (New York St Elec and Gas Corp.) NPFGC Series 2010C 0.562%, 4/01/34(a)(b)	17,725	16,694,717
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) 5.00%, 6/15/14-6/15/25	25,030	26,335,087
Series 2009A 5.25%, 6/15/24	7,300	8,818,619
New York St Envrn Fac Corp. (New York St Pers Income Tax) NPFGC-RE 5.00%, 12/15/23	1,060	1,132,027
New York St Liberty Dev Corp. (National Sports Museum Proj) 6.125%, 2/15/19(c)(d)	1,980	20
New York St Loc Gov Asst Corp. 5.00%, 4/01/18-4/01/20	22,670	26,977,218
AGM 5.00%, 4/01/13	4,230	4,230,000
New York St Mortgage Agy SFMR (New York St Mortgage Agy) 4.50%, 4/01/23	215	214,398

New York St Pwr Auth NPFGC 5.00%, 11/15/16	$6,245	$7,187,808
New York St Thruway Auth AGM Series 2005A 5.00%, 3/15/15 (Pre-refunded/ETM)	895	974,521
New York St Thruway Auth (New York St Pers Income Tax) 5.00%, 3/15/14-3/15/16	10,950	12,247,017
Series 2010A 5.00%, 3/15/25	5,425	6,558,771
AGM Series 2005A 5.00%, 3/15/18	1,035	1,124,631
AMBAC 5.00%, 3/15/15	10,170	11,088,249
New York St Thruway Auth (New York St Thruway Auth Ded Tax) 5.00%, 4/01/17	21,620	25,201,353
Series 2012A 5.00%, 4/01/25	18,980	22,696,474
AGM Series 5B 5.00%, 4/01/14	10,000	10,475,600
AMBAC 5.25%, 4/01/14	3,190	3,349,628
AMBAC Series 2005B 5.50%, 4/01/20	5,700	7,165,470
NPFGC 5.00%, 4/01/24	1,060	1,148,351
5.25%, 4/01/13-4/01/14	11,175	11,398,929
NPFGC-RE Series B 5.00%, 4/01/16	10,335	11,502,855
New York St Thruway Auth (New York St Thruway Gen Toll Road) Series 2012I 5.00%, 1/01/25	5,155	6,085,993
AMBAC 5.00%, 1/01/14	7,210	7,460,692
New York St UDC (New York St Lease Svc Contract) 5.00%, 1/01/19	3,525	4,168,348
New York St UDC (New York St Pers Income Tax) 5.00%, 3/15/16	2,045	2,311,566
AMBAC 5.00%, 12/15/20	6,265	7,005,711
Port Authority of NY & NJ 3.00%, 10/01/14	7,705	8,003,183
5.00%, 9/15/24	2,000	2,319,360
NPFGC-RE 5.00%, 12/01/19	15,290	16,485,066
XLCA 5.00%, 10/01/19	3,700	4,101,931
XLCA Series CONS 143rd 5.00%, 10/01/17	6,425	7,147,041

Schedule of Investments—New York Municipal Portfolio	27

Principal Amount (000)		U.S. $ Value

Schenectady Cnty NY Cap Res (Ellis Hospital) 1.75%, 2/15/18	$2,500	$2,512,800
Suffolk Cnty NY EDA (Catholic Hlth Svcs of Long Island) 5.00%, 7/01/16-7/01/17	2,900	3,285,770
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) 5.00%, 6/01/14	12,365	13,032,092
Tompkins Cnty NY IDA (Ithaca College) 5.00%, 7/01/16	2,665	2,892,271
Triborough Brdg & Tunl Auth NY 5.00%, 11/15/15-11/15/18	38,085	43,922,714
5.00%, 5/15/18 (Pre-refunded/ETM)	2,150	2,595,803
5.25%, 11/15/13	8,380	8,639,612
5.50%, 1/01/17 (Pre-refunded/ETM)	6,790	7,517,005
Series 2011A 5.00%, 1/01/27	7,000	8,216,460
Series 2012B 5.00%, 11/15/19-11/15/23	28,005	34,652,129
NPFGC 5.125%, 4/29/13 (Pre-refunded/ETM)	8,165	8,185,494
5.25%, 11/15/15	3,145	3,535,483
Troy Res Corp. (Rensselaer Polytechnic Institute.) 5.00%, 9/01/16-9/01/21	7,490	8,512,544
Series 2010B 5.00%, 9/01/17-9/01/18	9,100	10,587,360
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.) 5.25%, 9/15/16	975	803,069
Yonkers NY GO Series 2011A 5.00%, 10/01/14-10/01/16	4,555	4,982,295
NPFGC 5.00%, 8/01/14	5,305	5,583,406

		1,379,912,809

Alabama–0.7%
Alabama Pub Sch & Clg Auth Series B 5.00%, 5/01/18	11,055	13,202,655

Arizona–0.0%
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	285	285,881

California–2.3%
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21	5,000	6,083,600
Series A 5.00%, 7/01/18-7/01/20	27,975	33,626,495

San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2009E 5.00%, 5/01/21	$1,280	$1,536,000

		41,246,095

Colorado–0.1%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series D 7.75%, 11/15/13	175	182,969
Todd Creek Farms Met Dist #1 CO 5.60%, 12/01/14(d)	2,765	1,382,500

		1,565,469

District of Columbia–0.4%
Metro Washington Arpt Auth VA 5.00%, 10/01/19-10/01/21	5,795	6,881,316

Florida–5.6%
Citizens Ppty Ins Corp. FL Series 2009A1 6.00%, 6/01/16	32,725	37,759,087
Series 2010A 5.00%, 6/01/16	7,230	8,117,988
Dupree Lakes CDD FL 6.83%, 11/01/15	220	219,395
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15(c)(d)	2,175	1,697,326
Florida Brd of Ed Lottery Series 2010C 5.00%, 7/01/18	16,355	19,522,800
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/15	13,660	15,010,701
Heritage Plantation CDD FL Series B 5.10%, 11/01/13(c)(d)	955	286,500
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/16-10/01/17	4,805	5,402,417
Live Oak CDD FL Series 2010 7.36%, 11/01/20	210	229,522
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	3,300	3,557,928
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport) 5.75%, 10/01/20	1,680	2,069,961
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	1,095	1,105,632
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35(d)	85	89,455

28	Sanford C. Bernstein Fund, Inc.—2013 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Series 2010A-2 6.125%, 5/01/35(d)	$200	$191,260
Series 2010B 5.125%, 5/01/17(d)	445	427,187
Series 4B 5.125%, 5/01/09(d)(e)(f)	185	0
Parkway Center CDD FL Series B 5.625%, 5/01/14	1,405	1,331,013
Polk Cnty FL SD Sales Tax AGM 5.00%, 10/01/16	2,665	2,970,782
Sterling Hill CDD FL Series B
5.50%, 11/01/10(c)(d)	160	96,000

		100,084,954

Georgia–0.4%
Main Street Nat Gas, Inc. (JPMorgan Chase) Series A 5.00%, 3/15/17	6,975	7,794,004

Guam–0.1%
Guam COP Series 2010A 6.00%, 12/01/20	1,625	1,724,060

Illinois–1.3%
Bolingbrook IL Sales Tax 5.75%, 1/01/15	775	739,908
Cortland IL Spl Tax (Sheaffer Sys Proj Assmt) 5.50%, 3/01/17(c)(d)	1,307	771,261
Cortland IL SSA #10 5.125%, 3/01/14(c)(d)	2,545	1,145,250
Illinois Finance Auth (Park Place of Elmhurst) 6.25%, 8/15/15	1,485	1,488,371
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	2,575	2,580,742
Illinois GO 5.00%, 8/01/15	15,000	16,351,500

		23,077,032

Indiana–0.7%
Indiana Bond Bank Gas (JPMorgan Chase) 5.25%, 10/15/18-10/15/21	10,745	12,606,219

Louisiana–0.1%
Isabella Lakes CDD LA 6.00%, 8/01/22(c)(d)	1,515	454,500
Juban Parc LA CDD (Juban Parc CDD LA) 5.15%, 10/01/14(c)(d)	1,155	386,879
Whispering Springs CDD LA 5.20%, 10/01/21(c)(d)	1,500	382,500

		1,223,879

Michigan–0.2%
Detroit MI Swr Disp Series 2012A 5.00%, 7/01/22	$2,985	$3,411,885

Nevada–0.5%
Clark Cnty NV Arpt (McCarran Airport) AGM Series C 2009 5.00%, 7/01/23	7,400	8,658,962

New Jersey–0.2%
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) Series 2011A 5.00%, 6/15/21	2,195	2,664,774

North Carolina–0.1%
North Carolina Eastern Mun Pwr Agy 5.00%, 1/01/15	1,475	1,586,097

Ohio–0.0%
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21(d)	1,230	851,554

Pennsylvania–1.1%
Philadelphia PA Parking Auth (Philadelphia Airport Parking) 5.00%, 9/01/16-9/01/21	14,925	16,931,713
5.25%, 9/01/23	2,305	2,645,633

		19,577,346

Puerto Rico–4.7%
Puerto Rico Elec Pwr Auth 5.50%, 7/01/18-7/01/19	11,470	12,569,279
Series 2010AAA 5.25%, 7/01/21	8,575	9,142,836
Series 2010ZZ 5.25%, 7/01/22	7,900	8,317,120
NPFGC 5.50%, 7/01/16	3,695	3,992,632
Puerto Rico GO 5.00%, 7/01/13	4,980	5,018,396
Puerto Rico Govt Dev Bank 5.00%, 12/01/14	1,190	1,248,810
Series B 5.00%, 12/01/13	4,410	4,501,949
NPFGC Series 2009 4.75%, 12/01/15	7,460	7,567,275
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) AMBAC Series 2007N 2.861%, 7/01/28(b)	1,090	851,257
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.75%, 7/01/15	4,245	4,523,005
Puerto Rico Sales Tax Fin Corp. 5.50%, 8/01/22	23,245	26,086,469

		83,819,028

Schedule of Investments—New York Municipal Portfolio	29

Principal Amount (000)		U.S. $ Value

Tennessee–1.1%
Tennessee Energy Acq Corp. Gas (Goldman Sachs Group, Inc.) Series A 5.25%, 9/01/21	$17,375	$20,191,487

Texas–0.0%
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.25%, 11/15/16	10	10,534

Virginia–0.0%
Broad Street CDA VA 7.125%, 6/01/13 (Pre-refunded/ETM)	805	824,988

Washington–0.7%
Port of Seattle WA 5.00%, 2/01/21	11,085	13,331,929

Total Municipal Obligations (cost $1,649,220,589)		1,744,532,957

CORPORATES-INVESTMENT GRADES–0.7%

Industrial–0.4%
Consumer Cyclical-Automotive–0.3%
Ford Motor Credit Co. LLC 7.00%, 4/15/15	4,040	4,457,902
Technology–0.1%
Hewlett-Packard Co. 6.125%, 3/01/14	2,173	2,274,425

		6,732,327

Financial Institutions–0.3%
Banking–0.1%
Capital One Financial Corp. 2.15%, 3/23/15	1,500	1,530,760

Finance–0.2%
General Electric Capital Corp. 1.625%, 7/02/15	4,304	4,377,491

		5,908,251

Total Corporates-Investment Grades (cost $12,454,100)		12,640,578

SHORT-TERM INVESTMENTS–1.2%
Time Deposit–1.2%
State Street Time Deposit 0.01%, 4/01/13 (cost $20,676,476)	20,676	20,676,476

Total Investments—99.3% (cost $1,682,351,165)		1,777,850,011

Other assets less liabilities—0.7%		12,785,350

Net Assets—100.0%		$1,790,635,361

(a)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2013 and the aggregate market value of these securities amounted to $32,770,955 or 1.83% of net assets.
(b)	Variable rate coupon, rate shown as of March 31, 2013.
(c)	Security is in default and is non-income producing.
(d)	Illiquid security.
(e)	Non-income producing security.
(f)	Fair valued by the Adviser.

As of March 31, 2013, the Fund held 16.5% of net assets in insured bonds (of this amount 5.9% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

EDA—Economic Development Agency

ETM—Escrowed to Maturity

GO—General Obligation

IDA—Industrial Development Authority/Agency

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

SD—School District

SFMR—Single Family Mortgage Revenue

SSA—Special Services Area

UDC—Urban Development Corporation

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

30	Sanford C. Bernstein Fund, Inc.—2013 Semi-Annual Report

SCB–MU–1945–0313

SEMI-ANNUAL REPORT

AllianceBernstein Blended Style Funds

Tax-Managed International Portfolio

International Portfolio

March 31, 2013

Semi-Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 17, 2013

Semi-Annual Report

To Our Shareholders,

On the following pages, you will find the 2013 Semi-Annual Report for the AllianceBernstein Blended Style Funds Tax-Managed International and International Portfolios* (each a “Portfolio,” and collectively, the “Portfolios”). The Portfolios are portfolios of the Sanford C. Bernstein Fund, Inc. The Semi-Annual report covers the six-month period ended March 31, 2013 and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of the Portfolios’ holdings as of the period end.

Global equity and bond markets advanced during the 12-month period, driven largely by improved investor sentiment and a greater willingness on the part of investors to take risk. The determination to address the European sovereign debt crisis shown by European Union leaders, the U.S. Government compromise surrounding the fiscal cliff, and continued monetary easing by the U.S. Federal Reserve, the European Central Bank and Bank of Japan all contributed to investors’ increased confidence.

Despite some setbacks along the way, the U.S. stock market has recovered to its pre-2008 financial crisis high, and, in our view, the global stock market is not far behind. Taking a long-term view, we continue to believe that stocks are reasonably valued and the opportunity to deliver outperformance with active management remains large. Meanwhile, bond yields have crept up but remain near historic lows, depressing returns for municipal and taxable bonds recently.

Should you have any questions about your investments in the Portfolios, please contact AllianceBernstein at (800) 227-4618 or visit www.alliancebernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Dianne F. Lob

President

Sanford C. Bernstein Fund, Inc.

*	This performance discussion is intended as a general market commentary and does not pertain specifically to the performance of the Portfolios.

Investment Objective and Policies

The Portfolios seek to provide long-term capital growth. The Portfolios invest primarily in equity securities of issuers in countries that make up the Morgan Stanley Capital International (“MSCI”) EAFE Index (Europe, Australasia and the Far East) and Canada. AllianceBernstein L.P. (the “Adviser”) diversifies the

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	1

Portfolios among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Adviser will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolios also invest in less developed or emerging equity markets. The Adviser may diversify the Portfolios across multiple research strategies as well as capitalization ranges. The Adviser relies on both fundamental and quantitative research to manage both risk and return for the Portfolios. The Portfolios may own stocks from the Adviser’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolios are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts. The Tax-Managed International Portfolio seeks to minimize the impact of taxes on shareholders’ returns; the International Portfolio is managed without regard to tax considerations.

The Portfolios may invest in companies of any size. The Portfolios will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolios may use derivatives, such as options, futures, forwards and swaps. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolios may invest a portion of their uncommitted cash balances in futures contracts to expose that portion of the Portfolios to the equity markets. The Portfolios may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios’ portfolio from a decline in value, sometimes within certain ranges.

2	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

The Tax-Managed International Portfolio seeks to maximize after-tax returns to shareholders by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on its shareholders. For example, the Adviser may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Adviser may sell securities in the Portfolio with the highest cost basis. The Adviser may monitor the length of time the Portfolio has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Adviser will consider whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Portfolio.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI EAFE Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net; free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. & Canada. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Portfolios.

A Word About Risk

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk: The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, including as a result of the recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. High public debt in the United States and other countries creates ongoing systemic and market risks and policy making uncertainty. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios.

These risks are fully discussed in the Portfolios’ prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	5

Disclosures and Risks

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(unaudited)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2013	NAV Returns
	6 Months	12 Months
AllianceBernstein Blended Style Funds Tax-Managed International Portfolio
Class A	10.80%	4.94%

Class B*	10.37%	4.09%

Class C	10.33%	4.15%

MSCI EAFE Index (net)	12.04%	11.25%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2013
	NAV Returns	SEC Returns

Class A Shares
1 Year	4.94%	0.50%
5 Years	-6.85%	-7.66%
Since Inception*	1.25%	0.77%

Class B Shares
1 Year	4.09%	0.09%
5 Years	-7.57%	-7.57%
Since Inception*(a)	0.60%	0.60%

Class C Shares
1 Year	4.15%	3.15%
5 Years	-7.53%	-7.53%
Since Inception*	0.52%	0.52%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2013)

Class A Shares
1 Year		0.50%
5 Years		-7.66%
Since Inception*		0.77%

Class B Shares
1 Year		0.09%
5 Years		-7.57%
Since Inception*(a)		0.60%

Class C Shares
1 Year		3.15%
5 Years		-7.53%
Since Inception*		0.52%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 2.40%, 3.26% and 3.20% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 1/30/2004.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	7

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2013)
Returns

Class A Shares
1 Year	0.49%
5 Years	-7.64%
Since Inception*	0.31%

Class B Shares
1 Year	0.26%
5 Years	-7.41%
Since Inception*(a)	0.23%

Class C Shares
1 Year	3.32%
5 Years	-7.36%
Since Inception*	0.17%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2013)

Class A Shares
1 Year	0.74%
5 Years	-5.29%
Since Inception*	1.47%

Class B Shares
1 Year	0.22%
5 Years	-5.28%
Since Inception*(a)	1.33%

Class C Shares
1 Year	1.95%
5 Years	-5.25%
Since Inception*	1.27%

*	Inception date: 1/30/2004.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2013	NAV Returns
	6 Months	12 Months
AllianceBernstein Blended Style Funds International Portfolio
Class A	10.83%	5.04%

Class B*	10.45%	4.18%

Class C	10.52%	4.34%

MSCI EAFE Index (net)	12.04%	11.25%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	9

Historical Performance

INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2013
	NAV Returns	SEC Returns

Class A Shares
1 Year	5.04%	0.59%
5 Years	-6.70%	-7.51%
Since Inception*	1.49%	1.01%

Class B Shares
1 Year	4.18%	0.18%
5 Years	-7.44%	-7.44%
Since Inception*(a)	0.84%	0.84%

Class C Shares
1 Year	4.34%	3.34%
5 Years	-7.37%	-7.37%
Since Inception*	0.78%	0.78%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2013)

Class A Shares
1 Year		0.59%
5 Years		-7.51%
Since Inception*		1.01%

Class B Shares
1 Year		0.18%
5 Years		-7.44%
Since Inception*(a)		0.84%

Class C Shares
1 Year		3.34%
5 Years		-7.37%
Since Inception*		0.78%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 2.09%, 2.94% and 2.83% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	Inception date: 1/30/2004.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on page 4-5.

10	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tax-Managed International Portfolio

	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,108.00	$11.72	2.23%
Hypothetical**	$1,000	$1,013.81	$11.20	2.23%
Class B
Actual	$1,000	$1,103.70	$16.00	3.05%
Hypothetical**	$1,000	$1,009.72	$15.28	3.05%
Class C
Actual	$1,000	$1,103.30	$15.52	2.96%
Hypothetical**	$1,000	$1,010.17	$14.83	2.96%

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	11

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

International Portfolio

	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,108.30	$10.41	1.98%
Hypothetical**	$1,000	$1,015.06	$9.95	1.98%
Class B
Actual	$1,000	$1,104.50	$14.22	2.71%
Hypothetical**	$1,000	$1,011.42	$13.59	2.71%
Class C
Actual	$1,000	$1,105.20	$14.12	2.69%
Hypothetical**	$1,000	$1,011.52	$13.49	2.69%
*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

12	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Fund Expenses

TAX-MANAGED INTERNATIONAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,557.2

*	All data are as of March 31, 2013. The Portfolio’s country and sector breakdowns are expressed as a percentage of long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).
Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	13

Portfolio Summary

INTERNATIONAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,525.2

*	All data are as of March 31, 2013. The Portfolio’s country and sector breakdowns are expressed as a percentage of long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional detail).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

14	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio Summary

TAX-MANAGED INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2013 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.0%
Financials – 24.3%
Capital Markets – 3.5%
3i Group PLC	236,390	$1,138,466
Ashmore Group PLC	115,730	616,983
Banca Generali SpA	49,270	937,899
Credit Suisse Group AG(a)	1,172,630	30,841,006
Deutsche Bank AG (REG)	278,700	10,896,140
Intermediate Capital Group PLC	148,460	957,786
Macquarie Group Ltd.	857,987	33,377,204
Partners Group Holding AG	4,620	1,140,949
UBS AG(a)	2,961,687	45,542,460

		125,448,893

Commercial Banks – 8.7%
Banco do Brasil SA	1,342,500	18,236,608
Bank of Georgia Holdings PLC	37,780	885,433
Barclays PLC	2,836,340	12,619,619
Hang Seng Bank Ltd.	643,100	10,316,323
HSBC Holdings PLC	5,583,640	59,575,071
KB Financial Group, Inc. (ADR)	491,070	16,224,953
Lloyds Banking Group PLC(a)	15,167,060	11,301,232
Mitsubishi UFJ Financial Group, Inc.	6,078,600	36,673,612
National Australia Bank Ltd.	945,911	30,520,912
Resona Holdings, Inc.	1,800,300	9,505,758
Royal Bank of Scotland Group PLC(a)	10,985	46,162
Sberbank of Russia (Sponsored ADR)	991,055	12,635,951
Seven Bank Ltd.	4,743,300	15,272,892
Societe Generale SA(a)	996,044	32,792,749
Sumitomo Mitsui Financial Group, Inc.	590,100	24,208,754
Unione di Banche Italiane SCPA	2,190,790	8,115,352
Westpac Banking Corp.	282,851	9,102,605

		308,033,986

Consumer Finance – 0.4%
AEON Financial Service Co., Ltd.	403,500	11,445,922
Aeon Thana Sinsap Thailand PCL (NVDR)	134,100	508,284
Compartamos SAB de CV	223,170	409,970
Credito Real SAB de CV(a)	411,380	709,422
International Personal Finance PLC	136,070	923,072

		13,996,670

Diversified Financial Services – 2.1%
Bolsa Mexicana de Valores SAB de CV	406,040	1,163,078
Challenger Ltd./Australia	163,720	659,143
IG Group Holdings PLC	3,118,110	25,359,240
ING Groep NV(a)	4,213,580	30,318,567
Intercorp Financial Services Inc.(b)	15,390	615,600
ORIX Corp.	1,262,600	16,120,825
Warsaw Stock Exchange	59,970	721,840

		74,958,293

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	15

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Insurance – 5.6%
Admiral Group PLC	1,785,349	$36,225,077
Aegon NV	3,491,956	21,084,647
AIA Group Ltd.	8,670,200	38,008,382
Allianz SE	23,530	3,207,661
Anadolu Hayat Emeklilik AS	232,540	772,200
Gjensidige Forsikring ASA	666,980	11,036,877
Insurance Australia Group Ltd.	693,573	4,137,623
Intact Financial Corp.	8,850	542,317
Lancashire Holdings Ltd.	1,504,010	18,583,857
Prudential PLC	2,641,330	42,899,233
Suncorp Group Ltd.	1,135,760	14,017,116
Topdanmark A/S(a)	338,000	8,107,651

		198,622,641

Real Estate Investment Trusts (REITs) – 0.6%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	517,720	827,410
Mexico Real Estate Management SA de CV(a)	3,054,200	6,800,052
Stockland	3,418,140	13,044,881

		20,672,343

Real Estate Management & Development – 3.4%
Aliansce Shopping Centers SA	61,600	731,610
Countrywide PLC(a)	94,595	560,556
Daiwa House Industry Co., Ltd.	414,000	8,097,229
Evergrande Real Estate Group Ltd.	15,915,000	6,428,899
Global Logistic Properties Ltd.	22,969,000	48,778,501
Hang Lung Group Ltd.	276,200	1,559,687
Hang Lung Properties Ltd.	11,429,000	42,862,327
Mitsubishi Estate Co., Ltd.	415,000	11,755,865

		120,774,674

Thrifts & Mortgage Finance – 0.0%
Paragon Group of Cos. PLC	179,440	884,410

		863,391,910

Consumer Discretionary – 17.9%
Auto Components – 2.2%
Cie Generale des Etablissements Michelin –Class B	302,510	25,344,498
GKN PLC	3,636,380	14,654,042
Linamar Corp.	25,280	602,729
Nokian Renkaat Oyj	145,710	6,500,624
Valeo SA	618,080	33,489,948

		80,591,841

Automobiles – 3.6%
Honda Motor Co., Ltd.	729,100	28,077,975
Mazda Motor Corp.(a)	4,481,000	13,180,676
Nissan Motor Co., Ltd.	1,719,300	16,677,940

16	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Toyota Motor Corp.	710,500	$36,637,474
Volkswagen AG (Preference Shares)	165,170	32,897,283

		127,471,348

Distributors – 0.8%
Inchcape PLC	110,290	844,494
Li & Fung Ltd.	20,242,000	27,982,194

		28,826,688

Diversified Consumer Services – 0.7%
Anhanguera Educacional Participacoes SA	648,500	10,462,007
Estacio Participacoes SA	705,500	15,326,710

		25,788,717

Hotels, Restaurants & Leisure – 3.5%
Flight Centre Ltd.	19,880	697,961
Melco Crown Entertainment Ltd. (ADR)(a)	663,000	15,474,420
Sands China Ltd.	5,580,400	29,037,275
Sodexo	523,388	48,786,327
Tatts Group Ltd.	3,279,800	10,846,401
Whitbread PLC	260,963	10,207,076
William Hill PLC	1,490,840	8,389,724

		123,439,184

Household Durables – 0.4%
Berkeley Group Holdings PLC	33,680	1,045,954
De’Longhi SpA	48,610	766,338
MRV Engenharia e Participacoes SA	60,600	251,606
Rinnai Corp.	14,600	1,040,874
Sony Corp.	586,900	10,212,560

		13,317,332

Media – 2.4%
British Sky Broadcasting Group PLC	1,388,730	18,665,750
Cineplex, Inc.	109,860	3,728,870
Kabel Deutschland Holding AG	53,470	4,936,520
Naspers Ltd.	144,210	8,985,154
Reed Elsevier PLC	972,740	11,573,261
SKY Perfect JSAT Holdings, Inc.	5,300	2,509,614
Television Broadcasts Ltd.	762,000	5,775,642
Thomson Reuters Corp.	354,570	11,504,284
Wolters Kluwer NV	778,420	17,009,953

		84,689,048

Multiline Retail – 0.9%
Dollarama, Inc.	15,290	981,805
Don Quijote Co., Ltd.	179,200	7,948,551
Golden Eagle Retail Group Ltd.	1,450,000	2,624,238
Mitra Adiperkasa Tbk PT	1,116,000	1,047,480
Myer Holdings Ltd.	2,695,560	8,306,240
Next PLC	176,950	11,755,902

		32,664,216

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	17

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 1.9%
Aoyama Trading Co., Ltd.	152,800	$3,904,583
Belle International Holdings Ltd.	6,171,000	10,342,840
Dufry AG(a)	6,340	789,752
Howden Joinery Group PLC	349,040	1,269,604
L’Occitane International SA	7,000	21,334
Mr. Price Group Ltd.	52,240	664,473
Nitori Holdings Co., Ltd.	184,950	14,279,373
Shimamura Co., Ltd.	79,900	9,341,731
Sports Direct International PLC(a)	150,120	972,520
Super Retail Group Ltd.	60,760	784,396
Yamada Denki Co., Ltd.	534,650	24,530,046

		66,900,652

Textiles, Apparel & Luxury Goods – 1.5%
Arezzo Industria e Comercio SA	33,000	664,491
Brunello Cucinelli SpA(a)	42,960	905,721
Cie Financiere Richemont SA	410,319	32,305,096
Eclat Textile Co., Ltd.	102,000	447,997
LVMH Moet Hennessy Louis Vuitton SA	72,865	12,518,929
Mulberry Group PLC	23,250	346,560
Samsonite International SA	2,685,500	6,732,329
Tod’s SpA	4,390	630,361

		54,551,484

		638,240,510

Consumer Staples – 12.2%
Beverages – 1.3%
Anheuser-Busch InBev NV	214,490	21,324,034
Asahi Group Holdings Ltd.	632,200	15,117,548
Coca-Cola Embonor SA (Preference Shares)	228,450	734,044
Heineken Holding NV	162,390	10,419,683

		47,595,309

Food & Staples Retailing – 3.8%
Axfood AB	41,710	1,698,831
Bizim Toptan Satis Magazalari AS	48,010	820,891
Brazil Pharma SA	76,000	535,940
Clicks Group Ltd.	92,370	583,288
Eurocash SA	50,520	824,421
FamilyMart Co., Ltd.	13,000	594,196
Jean Coutu Group PJC, Inc. (The)	198,240	3,089,176
Jeronimo Martins SGPS SA	1,509,216	29,396,091
Koninklijke Ahold NV	1,481,580	22,713,048
Lawson, Inc.	84,400	6,480,372
MARR SpA	63,950	702,170
Olam International Ltd.	21,411,273	29,807,630
Shoppers Drug Mart Corp.	166,990	7,145,794
Sugi Holdings Co., Ltd.	284,100	10,135,981
Tsuruha Holdings, Inc.	54,400	5,313,670
WM Morrison Supermarkets PLC	3,358,800	14,118,042

		133,959,541

18	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Food Products – 1.5%
Alicorp SA	198,960	$741,299
Devro PLC	147,680	787,735
Mayora Indah Tbk PT	169,000	472,468
MHP SA (GDR)(a)(b)	25,100	445,525
Minerva SA/Brazil	90,800	588,633
Standard Foods Corp.	214,000	633,376
Thai Union Frozen Products PCL	355,300	770,413
Unilever PLC	1,168,130	49,408,537

		53,847,986

Household Products – 1.4%
Henkel AG & Co. KGaA	378,444	29,912,432
Reckitt Benckiser Group PLC	250,478	17,983,702
Vinda International Holdings Ltd.	442,000	631,734

		48,527,868

Tobacco – 4.2%
British American Tobacco PLC	1,486,750	79,723,254
Imperial Tobacco Group PLC	598,380	20,928,493
Japan Tobacco, Inc.	1,595,000	51,020,044

		151,671,791

		435,602,495

Industrials – 11.2%
Aerospace & Defense – 1.4%
European Aeronautic Defence and Space Co. NV	517,993	26,401,277
QinetiQ Group PLC	1,266,680	3,998,335
Safran SA	429,900	19,186,939

		49,586,551

Air Freight & Logistics – 0.0%
Yamato Holdings Co., Ltd.	52,800	957,716

Airlines – 0.8%
Japan Airlines Co., Ltd.	304,500	14,184,230
Qantas Airways Ltd.(a)	7,895,070	14,720,814

		28,905,044

Building Products – 0.4%
Asahi Glass Co., Ltd.	2,048,000	14,265,052
Kingspan Group PLC	42,030	517,960

		14,783,012

Commercial Services & Supplies – 0.5%
Aggreko PLC	216,056	5,863,849
Edenred	314,330	10,301,662
Societe BIC SA	5,680	659,929

		16,825,440

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	19

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Construction & Engineering – 0.4%
China State Construction International Holdings Ltd.	554,000	$760,307
COMSYS Holdings Corp.	1,156,200	14,057,058
Grana y Montero SA	156,800	690,162

		15,507,527

Electrical Equipment – 0.7%
Sumitomo Electric Industries Ltd.	2,103,400	25,880,383

Industrial Conglomerates – 0.0%
Bidvest Group Ltd.	21,234	559,728

Machinery – 1.0%
Andritz AG	12,350	831,302
FANUC Corp.	96,900	14,919,739
Hiwin Technologies Corp.	66,000	488,613
IHI Corp.	456,000	1,388,398
Komatsu Ltd.	519,000	12,413,058
KUKA AG(a)	17,990	786,671
Makita Corp.	17,800	793,554
Melrose Industries PLC	214,510	868,768
Nachi-Fujikoshi Corp.	211,000	911,163

		33,401,266

Professional Services – 5.1%
Bureau Veritas SA	324,159	40,355,842
Capita PLC	4,082,807	55,809,415
DKSH Holding AG(a)	5,390	482,151
Intertek Group PLC	1,107,090	57,206,022
SGS SA	10,997	26,990,882

		180,844,312

Road & Rail – 0.3%
Localiza Rent a Car SA	32,900	587,747
Tokyu Corp.	1,215,000	8,988,016

		9,575,763

Trading Companies & Distributors – 0.6%
Barloworld Ltd.	70,340	733,552
Brenntag AG	5,250	820,927
Mills Estruturas e Servicos de Engenharia SA	27,500	443,647
Mitsubishi Corp.	871,600	16,415,592
MonotaRO Co., Ltd.	17,000	831,600

		19,245,318

Transportation Infrastructure – 0.0%
OHL Mexico SAB de CV(a)	284,820	787,487

		396,859,547

Health Care – 7.4%
Biotechnology – 0.6%
Actelion Ltd.(a)	413,750	22,497,954

20	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Equipment & Supplies – 0.5%
Ansell Ltd.	31,570	$529,626
Cochlear Ltd.	74,900	5,320,871
Coloplast A/S	151,050	8,139,229
Draegerwerk AG & Co. KGaA (Preference Shares)	7,990	1,033,195
Elekta AB	64,130	972,788
Ginko International Co., Ltd.	53,000	875,644

		16,871,353

Health Care Providers & Services – 0.4%
Sonic Healthcare Ltd.	564,960	8,220,634
Suzuken Co., Ltd./Aichi Japan	232,100	8,425,862

		16,646,496

Life Sciences Tools & Services – 0.8%
Eurofins Scientific	128,352	26,985,871
Gerresheimer AG	12,090	695,559

		27,681,430

Pharmaceuticals – 5.1%
AstraZeneca PLC	648,980	32,553,300
GlaxoSmithKline PLC	1,597,900	37,418,079
Kalbe Farma Tbk PT	8,609,000	1,099,447
Novartis AG	294,400	20,982,449
Orion Oyj	436,090	11,474,895
Roche Holding AG	277,520	64,696,292
Sanofi	125,140	12,762,444

		180,986,906

		264,684,139

Materials – 5.4%
Chemicals – 2.2%
Alpek SA de CV	231,090	551,558
Arkema SA	15,670	1,428,002
AZ Electronic Materials SA	129,780	750,966
Chr Hansen Holding A/S	27,940	1,037,692
Croda International PLC	13,800	576,418
EMS-Chemie Holding AG	40,890	12,312,696
Filtrona PLC	2,018,588	22,381,540
Fuchs Petrolub AG (Preference Shares)	10,630	895,267
Kansai Paint Co., Ltd.	58,000	644,170
Koninklijke DSM NV	410,483	23,920,024
Nippon Shokubai Co., Ltd.	725,000	6,396,736
Phosagro OAO (GDR)(b)	40,350	568,935
Teijin Ltd.	2,930,000	6,798,159

		78,262,163

Construction Materials – 0.1%
Taiheiyo Cement Corp.	1,604,000	3,852,323

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	21

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Metals & Mining – 3.1%
Anglo American PLC	663,530	$17,134,458
BHP Billiton PLC	1,003,940	29,236,438
Dowa Holdings Co., Ltd.	807,000	6,339,068
First Quantum Minerals Ltd.	22,060	419,550
Franco-Nevada Corp.	9,250	422,230
Kenmare Resources PLC(a)	398,137	175,822
MMC Norilsk Nickel OJSC (ADR)	1,017,530	17,186,082
Rio Tinto PLC	431,900	20,342,682
Vale SA (Sponsored ADR) (Local Preference Shares)	1,059,570	17,514,692

		108,771,022

		190,885,508

Telecommunication Services – 4.9%
Diversified Telecommunication Services – 3.4%
Nippon Telegraph & Telephone Corp.	736,500	32,155,271
Swisscom AG	45,680	21,155,672
TalkTalk Telecom Group PLC	937,980	3,882,281
TDC A/S	1,741,496	13,404,108
Telenor ASA	913,940	20,123,199
Telstra Corp., Ltd.	3,162,380	14,869,843
Vivendi SA	695,490	14,388,319

		119,978,693

Wireless Telecommunication Services – 1.5%
Rogers Communications, Inc.	105,750	5,401,750
StarHub Ltd.	2,326,000	8,176,805
Vodafone Group PLC	14,298,250	40,573,861

		54,152,416

		174,131,109

Energy – 4.5%
Energy Equipment & Services – 1.5%
AMEC PLC	375,276	6,030,746
John Wood Group PLC	61,690	815,087
Seadrill Ltd.	568,664	20,724,023
ShawCor Ltd.	16,850	714,406
Technip SA	220,731	22,640,355
TGS Nopec Geophysical Co. ASA	16,610	629,534

		51,554,151

Oil, Gas & Consumable Fuels – 3.0%
Africa Oil Corp.(a)	63,930	451,578
BP PLC	5,421,560	38,124,416
ENI SpA	372,600	8,341,917
Gazprom OAO (Sponsored ADR)	1,391,000	11,823,500
Genel Energy PLC(a)	45,500	559,806
Ophir Energy PLC(a)	71,220	503,093

22	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Pacific Rubiales Energy Corp.	22,400	$472,763
Petroleo Brasileiro SA (Sponsored ADR)	1,227,220	22,274,043
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	182,489	5,910,232
Statoil ASA	775,380	18,929,299

		107,390,647

		158,944,798

Information Technology – 4.3%
Computers & Peripherals – 0.5%
Casetek Holdings Ltd.(a)	106,000	510,459
Fujitsu Ltd.	4,050,000	16,919,063

		17,429,522

Electronic Equipment, Instruments & Components – 0.7%
Anritsu Corp.	59,000	925,002
Chroma ATE, Inc.	262,000	632,079
LG Display Co., Ltd.(a)	71,080	2,078,557
LG Display Co., Ltd. (ADR)(a)	1,533,960	22,380,476

		26,016,114

Internet Software & Services – 1.0%
Baidu, Inc. (Sponsored ADR)(a)	163,940	14,377,538
Mail.ru Group Ltd. (GDR)(b)	26,150	724,355
SINA Corp./China(a)	9,910	481,527
Telecity Group PLC	1,414,775	19,463,839

		35,047,259

IT Services – 0.1%
Computacenter PLC	93,390	767,915
Itochu Techno-Solutions Corp.	22,500	1,113,935

		1,881,850

Semiconductors & Semiconductor Equipment – 1.2%
Hermes Microvision, Inc.	13,000	315,075
Samsung Electronics Co., Ltd. (GDR)(b)	4,200	1,650,724
Samsung Electronics Co., Ltd. (GDR) (London)(b)	25,600	17,242,320
Sumco Corp.	964,700	10,977,622
Tokyo Electron Ltd.	306,500	13,076,603

		43,262,344

Software – 0.8%
Aveva Group PLC	50,886	1,754,667
GameLoft SE(a)	99,790	652,407
Nintendo Co., Ltd.	65,100	7,037,149
SAP AG	247,750	19,925,850

		29,370,073

		153,007,162

Utilities – 2.9%
Electric Utilities – 1.9%
CLP Holdings Ltd.	1,426,000	12,500,840
EDP – Energias de Portugal SA	4,483,900	13,817,851

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	23

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electricite de France SA	1,291,670	$24,777,396
Emera, Inc.	19,420	671,007
Power Assets Holdings Ltd.	1,817,500	17,153,804

		68,920,898

Gas Utilities – 0.1%
Enagas SA	29,460	687,073
ENN Energy Holdings Ltd.	212,000	1,168,653

		1,855,726

Independent Power Producers & Energy Traders – 0.4%
APR Energy PLC	1,150,276	14,745,741

Multi-Utilities – 0.5%
National Grid PLC	1,408,980	16,372,004

		101,894,369

Total Common Stocks (cost $3,038,058,150)		3,377,641,547

WARRANTS – 2.2%
Financials – 1.0%
Commercial Banks – 0.0%
Commercial Bank of Qatar QSC/The, Deutsche Bank AG London, expiring 5/26/17(a)	29,650	535,775

Consumer Finance – 0.4%
Muthoot Finance Ltd., Merrill Lynch Intl & Co., expiring 2/21/17(a)	937,215	3,165,819
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(a)(b)	792,280	10,122,803

		13,288,622

Diversified Financial Services – 0.0%
FBN Holdings PLC, Citigroup Global Markets, expiring 4/29/14(a)	5,699,310	706,714

Real Estate Management & Development – 0.0%
Emaar Properties PJSC, Merril Lynch International, expiring 1/10/15(a)	539,290	764,983

Thrifts & Mortgage Finance – 0.6%
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(b)	1,387,290	21,006,623

		36,302,717

24	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Information Technology – 0.9%
IT Services – 0.4%
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 12/14/15(a)	502,054	$14,555,198

Semiconductors & Semiconductor Equipment – 0.5%
SK Hynix, Inc., Citigroup Global Markets, expiring 1/20/15(a)(b)	591,870	15,557,895

		30,113,093

Materials – 0.2%
Chemicals – 0.2%
OCI Co., Ltd., Macquarie Bank Ltd., expiring 1/30/15(a)	44,110	6,318,974

Consumer Staples – 0.1%
Food & Staples Retailing – 0.1%
Olam International Ltd., expiring 12/03/17(a)	4,762,033	1,642,901

Personal Products – 0.0%
Able C&C Co., Ltd., Macquarie Bank Ltd., expiring 2/01/16(a)	6,760	527,006
Amorepacific Corp., Macquarie Bank Ltd., expiring 2/14/14(a)	400	336,267

		863,273

		2,506,174

Industrials – 0.0%
Construction & Engineering – 0.0%
IRB Infrastructure Developers Ltd., Merrill Lynch Intl & Co., expiring 1/25/16(a)	221,050	461,597

Transportation Infrastructure – 0.0%
Adani Ports and Special Economic Zone, Merrill Lynch Intl & Co., expiring 12/17/14(a)	129,240	329,924

		791,521

Utilities – 0.0%
Multi-Utilities – 0.0%
Qatar Electricity & Water Co., Credit Suisse International, expiring 8/24/15(a)	14,260	538,460

Consumer Discretionary – 0.0%
Multiline Retail – 0.0%
Hyundai Department Store Co., Ltd., Macquarie Bank Ltd., expiring 2/01/16(a)	3,670	537,282

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	25

Tax-Managed International Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Health Care – 0.0%
Pharmaceuticals – 0.0%
Lupin Ltd., Merrill Lynch Intl & Co., expiring 10/20/14(a)(b)	$45,240	523,169

Total Warrants (cost $69,544,357)		77,631,390

CORPORATES-NON–INVESTMENT GRADES – 0.2%
Industrial – 0.2%
Consumer Non-Cyclical – 0.2%
Olam International Ltd. 6.75%, 1/29/18(b) (cost $8,753,815)	9,201	8,692,557

	Shares
RIGHTS – 0.0%
Consumer Discretionary – 0.0%
Hotels, Restaurants & Leisure – 0.0%
William Hill PLC , expiring 4/04/13(a) (cost $0)	331,298	624,204

Total Investments – 97.4% (cost $3,116,356,322)		3,464,589,698	(c)
Other assets less liabilities – 2.6%		92,626,573

Net Assets – 100.0%		$3,557,216,271

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholselale	GBP	19,824	USD	32,112	4/17/13	$1,992,391
Barclays Bank PLC Wholselale	JPY	8,624,333	USD	96,113	4/17/13	4,487,876
Barclays Bank PLC Wholselale	NOK	343,526	USD	59,906	4/17/13	1,122,819
Barclays Bank PLC Wholselale	CHF	18,380	USD	19,509	7/17/13	119,377
BNP Paribas SA	AUD	70,688	USD	72,881	4/17/13	(638,440)
BNP Paribas SA	CHF	118,269	USD	129,523	4/17/13	4,916,354
BNP Paribas SA	USD	13,971	AUD	13,362	4/17/13	(73,267)
BNP Paribas SA	USD	10,691	CAD	10,671	4/17/13	(189,622)
BNP Paribas SA	USD	33,936	JPY	3,167,960	4/17/13	(279,463)
BNP Paribas SA	JPY	3,454,869	USD	36,167	7/17/13	(562,576)
BNP Paribas SA	USD	12,500	SEK	80,695	7/17/13	(143,937)
Canadian Imperial Bank of Commerce	CAD	7,128	USD	6,936	7/17/13	(63,943)
Citibank NA	SEK	109,869	USD	17,237	4/17/13	382,171
Citibank NA	USD	73,636	AUD	70,184	4/17/13	(639,882)
Citibank NA	USD	27,210	JPY	2,575,987	4/17/13	157,194
Citibank NA	USD	164,631	NOK	914,823	4/17/13	(8,089,905)
Citibank NA	USD	166,589	SEK	1,084,276	4/17/13	(251,898)
Credit Suisse International	NOK	571,297	USD	100,395	4/17/13	2,636,920
Credit Suisse International	USD	47,801	GBP	30,845	4/17/13	(937,286)
Credit Suisse International	GBP	124,610	USD	188,695	7/17/13	(546,705)

26	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	NOK	433,097	USD	74,023	7/17/13	$171,346
Credit Suisse International	USD	73,994	NOK	433,097	7/17/13	(142,106)
Deutsche Bank AG London	AUD	19,531	USD	20,406	4/17/13	92,481
Deutsche Bank AG London	USD	53,662	AUD	51,955	4/17/13	374,554
Deutsche Bank AG London	USD	24,508	CAD	24,521	4/17/13	(377,937)
Deutsche Bank AG London	USD	428,837	EUR	323,097	4/17/13	(14,637,121)
HSBC BankUSA	GBP	243,203	USD	390,989	4/17/13	21,482,598
HSBC BankUSA	HKD	1,313,838	USD	169,547	4/17/13	281,051
HSBC BankUSA	USD	15,865	HKD	122,991	4/17/13	(19,861)
Morgan Stanley & Co., Inc.	USD	47,956	EUR	35,931	4/17/13	(1,893,476)
Royal Bank of Canada	CAD	50,219	USD	50,772	4/17/13	1,353,733
Royal Bank of Scotland PLC	EUR	170,820	USD	222,146	4/17/13	3,160,277
Royal Bank of Scotland PLC	GBP	13,718	USD	21,770	4/17/13	927,707
Royal Bank of Scotland PLC	JPY	2,145,112	USD	23,880	4/17/13	1,090,115
Royal Bank of Scotland PLC	USD	325,909	GBP	215,011	4/17/13	764,002
Royal Bank of Scotland PLC	USD	9,663	SEK	64,351	4/17/13	208,672
Standard Chartered Bank	JPY	1,606,776	USD	19,212	4/17/13	2,141,653
Standard Chartered Bank	USD	53,102	HKD	411,962	4/17/13	(27,151)
State Street Bank & Trust Co.	USD	19,100	CHF	17,817	4/17/13	(328,454)
State Street Bank & Trust Co.	USD	29,081	EUR	21,865	4/17/13	(1,051,106)
UBS AG	USD	48,467	EUR	37,418	7/17/13	(464,696)

						$16,504,459

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2013, the aggregate market value of these securities amounted to $77,150,506 or 2.2% of net assets.

(c)	On March 29, 2013, the Portfolio and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The Portfolio valued its foreign securities using the closing market prices from the respective foreign markets as of March 28, 2013 for financial reporting purposes.

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
NOK	– Norwegian Krone
SEK	– Swedish Krona
USD	– United States Dollar

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt
NVDR	– Non Voting Depositary Receipt
OJSC	– Open Joint Stock Company
REG	– Registered Shares
SCPA	– Società Consortile per Azioni

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	27

Tax-Managed International Portfolio—Portfolio of Investments

INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2013 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.5%
Financials – 24.4%
Capital Markets – 3.5%
3i Group PLC	98,390	$473,851
Ashmore Group PLC	50,410	268,747
Banca Generali SpA	21,460	408,511
Credit Suisse Group AG(a)	516,650	13,588,264
Deutsche Bank AG (REG)	60,620	2,370,018
Intermediate Capital Group PLC	64,670	417,217
Macquarie Group Ltd.	378,020	14,705,643
Partners Group Holding AG	2,010	496,387
UBS AG(a)	1,318,623	20,276,732

		53,005,370

Commercial Banks – 8.6%
Banco do Brasil SA	588,500	7,994,222
Bank of Georgia Holdings PLC(a)	16,530	387,406
Barclays PLC	1,255,990	5,588,228
Hang Seng Bank Ltd.	286,300	4,592,697
HSBC Holdings PLC	2,467,010	26,321,950
KB Financial Group, Inc. (ADR)	212,410	7,018,026
Lloyds Banking Group PLC(a)	6,528,330	4,864,369
Mitsubishi UFJ Financial Group, Inc.	2,612,200	15,760,012
National Australia Bank Ltd.	412,151	13,298,529
Resona Holdings, Inc.	805,300	4,252,062
Sberbank of Russia (Sponsored ADR)	442,055	5,636,201
Seven Bank Ltd.	1,682,700	5,418,105
Societe Generale SA(a)	428,729	14,115,042
Sumitomo Mitsui Financial Group, Inc.	254,400	10,436,718
Unione di Banche Italiane SCPA	572,670	2,121,344
Westpac Banking Corp.	126,510	4,071,297

		131,876,208

Consumer Finance – 0.4%
AEON Financial Service Co., Ltd.	180,500	5,120,171
Aeon Thana Sinsap Thailand PCL (NVDR)	58,400	221,356
Compartamos SAB de CV	97,220	178,596
Credito Real SAB de CV(a)	172,420	297,337
International Personal Finance PLC	59,270	402,076

		6,219,536

Diversified Financial Services – 2.2%
Bolsa Mexicana de Valores SAB de CV	176,600	505,860
Challenger Ltd./Australia	71,320	287,137
IG Group Holdings PLC	1,373,867	11,173,506
ING Groep NV(a)	1,856,480	13,358,193
Intercorp Financial Services Inc.(b)	6,680	267,200
ORIX Corp.	559,200	7,139,843
Warsaw Stock Exchange	26,120	314,398

		33,046,137

28	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Insurance – 5.7%
Admiral Group PLC	782,703	$15,881,196
Aegon NV	1,538,576	9,290,017
AIA Group Ltd.	3,751,400	16,445,370
Allianz SE	10,530	1,435,473
Anadolu Hayat Emeklilik AS	100,880	334,994
Gjensidige Forsikring ASA	296,840	4,911,971
Insurance Australia Group Ltd.	297,541	1,775,029
Intact Financial Corp.	3,840	235,310
Lancashire Holdings Ltd.	651,040	8,044,384
Prudential PLC	1,157,930	18,806,552
Suncorp Group Ltd.	535,966	6,614,688
Topdanmark A/S(a)	151,100	3,624,456

		87,399,440

Real Estate Investment Trusts (REITs) – 0.6%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	224,890	359,415
Mexico Real Estate Management SA de CV(a)	1,325,450	2,951,061
Stockland	1,479,470	5,646,202

		8,956,678

Real Estate Management & Development – 3.4%
Aliansce Shopping Centers SA	26,700	317,110
Countrywide PLC(a)	41,208	244,193
Daiwa House Industry Co., Ltd.	185,000	3,618,327
Evergrande Real Estate Group Ltd.	6,897,000	2,786,058
Global Logistic Properties Ltd.	9,900,833	21,026,070
Hang Lung Group Ltd.	122,800	693,445
Hang Lung Properties Ltd.	5,011,000	18,792,818
Mitsubishi Estate Co., Ltd.	138,000	3,909,179

		51,387,200

Thrifts & Mortgage Finance – 0.0%
Paragon Group of Cos. PLC	78,260	385,722

		372,276,291

Consumer Discretionary – 18.0%
Auto Components – 2.3%
Cie Generale des Etablissements Michelin –Class B	133,290	11,167,129
GKN PLC	1,553,390	6,259,918
Linamar Corp.	10,970	261,548
Nokian Renkaat Oyj	63,300	2,824,031
Valeo SA	255,940	13,867,812

		34,380,438

Automobiles – 3.6%
Honda Motor Co., Ltd.	316,200	12,177,007
Mazda Motor Corp.(a)	1,903,000	5,597,595
Nissan Motor Co., Ltd.	737,600	7,155,033
Toyota Motor Corp.	310,600	16,016,326
Volkswagen AG (Preference Shares)	72,770	14,493,766

		55,439,727

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	29

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Distributors – 0.8%
Inchcape PLC	48,050	$367,920
Li & Fung Ltd.	8,916,000	12,325,326

		12,693,246

Diversified Consumer Services – 0.7%
Anhanguera Educacional Participacoes SA	226,200	3,649,200
Estacio Participacoes SA	303,700	6,597,763

		10,246,963

Hotels, Restaurants & Leisure – 3.6%
Flight Centre Ltd.	8,620	302,637
Melco Crown Entertainment Ltd. (ADR)(a)	293,580	6,852,157
Sands China Ltd.	2,458,800	12,794,218
Sodexo	227,090	21,167,637
Tatts Group Ltd.	1,459,660	4,827,141
Whitbread PLC	113,084	4,423,067
William Hill PLC	663,500	3,733,856

		54,100,713

Household Durables – 0.4%
Berkeley Group Holdings PLC	14,650	454,965
De’Longhi SpA	21,170	333,746
MRV Engenharia e Participacoes SA	26,000	107,950
Rinnai Corp.	6,300	449,144
Sony Corp.	251,600	4,378,054

		5,723,859

Media – 2.4%
British Sky Broadcasting Group PLC	608,830	8,183,209
Cineplex, Inc.	49,130	1,667,571
Kabel Deutschland Holding AG	23,790	2,196,368
Naspers Ltd.	50,414	3,141,097
Reed Elsevier PLC	432,910	5,150,585
SKY Perfect JSAT Holdings, Inc.	2,371	1,122,697
Television Broadcasts Ltd.	341,000	2,584,638
Thomson Reuters Corp.	157,800	5,119,937
Wolters Kluwer NV	344,700	7,532,349

		36,698,451

Multiline Retail – 0.9%
Dollarama, Inc.	6,660	427,654
Don Quijote Co., Ltd.	77,300	3,428,700
Golden Eagle Retail Group Ltd.	650,000	1,176,382
Mitra Adiperkasa Tbk PT	486,000	456,161
Myer Holdings Ltd.	1,168,320	3,600,122
Next PLC	78,750	5,231,858

		14,320,877

Specialty Retail – 1.7%
Aoyama Trading Co., Ltd.	68,400	1,747,863
Belle International Holdings Ltd.	2,016,000	3,378,896
Dufry AG(a)	2,760	343,804

30	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Howden Joinery Group PLC	151,590	$551,396
L’Occitane International SA	2,750	8,381
Mr. Price Group Ltd.	22,760	289,499
Nitori Holdings Co., Ltd.	79,750	6,157,231
Shimamura Co., Ltd.	28,900	3,378,924
Sports Direct International PLC(a)	65,390	423,615
Super Retail Group Ltd.	26,470	341,721
Yamada Denki Co., Ltd.	216,910	9,951,954

		26,573,284

Textiles, Apparel & Luxury Goods – 1.6%
Arezzo Industria e Comercio SA	14,400	289,960
Brunello Cucinelli SpA(a)	18,740	395,093
Cie Financiere Richemont SA (SWX Europe)	179,875	14,161,857
Eclat Textile Co., Ltd.(a)	45,000	197,646
LVMH Moet Hennessy Louis Vuitton SA	32,279	5,545,852
Mulberry Group PLC	10,090	150,400
Samsonite International SA	1,153,400	2,891,480
Tod’s SpA	1,910	274,257

		23,906,545

		274,084,103

Consumer Staples – 12.3%
Beverages – 1.4%
Anheuser-Busch InBev NV	93,230	9,268,682
Asahi Group Holdings Ltd.	280,000	6,695,529
Coca-Cola Embonor SA (Preference Shares)	99,510	319,741
Heineken Holding NV	69,660	4,469,703

		20,753,655

Food & Staples Retailing – 3.6%
Bizim Toptan Satis Magazalari AS	20,920	357,697
Brazil Pharma SA	33,100	233,416
Clicks Group Ltd.	40,090	253,156
Eurocash SA	22,010	359,175
FamilyMart Co., Ltd.	5,600	255,961
Jean Coutu Group PJC, Inc. (The)	88,660	1,381,590
Jeronimo Martins SGPS SA	636,726	12,401,973
Koninklijke Ahold NV	640,910	9,825,335
Lawson, Inc.	37,700	2,894,668
MARR SpA	27,860	305,902
Olam International Ltd.	9,418,746	13,112,275
Shoppers Drug Mart Corp.	74,690	3,196,116
Sugi Holdings Co., Ltd.	96,000	3,425,041
Tsuruha Holdings, Inc.	17,500	1,709,361
WM Morrison Supermarkets PLC	1,265,240	5,318,182

		55,029,848

Food Products – 1.6%
Alicorp SA	86,380	321,841
Devro PLC	64,330	343,141
Mayora Indah Tbk PT	73,500	205,481

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	31

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

MHP SA (GDR)(a)(b)	10,860	$192,765
Minerva SA/Brazil	39,400	255,420
Standard Foods Corp.	93,000	275,252
Thai Union Frozen Products PCL	155,300	336,744
Unilever PLC	541,967	22,923,645

		24,854,289

Household Products – 1.4%
Henkel AG & Co. KGaA	166,742	13,179,384
Reckitt Benckiser Group PLC	108,109	7,761,959
Vinda International Holdings Ltd.	193,000	275,848

		21,217,191

Tobacco – 4.3%
British American Tobacco PLC	650,894	34,902,564
Imperial Tobacco Group PLC	258,510	9,041,453
Japan Tobacco, Inc.	686,100	21,946,616

		65,890,633

		187,745,616

Industrials – 11.0%
Aerospace & Defense – 1.2%
European Aeronautic Defence and Space Co. NV	201,867	10,288,839
QinetiQ Group PLC	566,560	1,788,373
Safran SA	127,600	5,694,937

		17,772,149

Air Freight & Logistics – 0.0%
Yamato Holdings Co., Ltd.	23,100	419,001

Airlines – 0.8%
Japan Airlines Co., Ltd.	133,300	6,209,385
Qantas Airways Ltd.(a)	3,398,780	6,337,222

		12,546,607

Building Products – 0.4%
Asahi Glass Co., Ltd.	885,000	6,164,341
Kingspan Group PLC	18,310	225,645

		6,389,986

Commercial Services & Supplies – 0.4%
Aggreko PLC	95,742	2,598,477
Edenred	81,783	2,680,307
Societe BIC SA	2,470	286,976

		5,565,760

Construction & Engineering – 0.4%
China State Construction International Holdings Ltd.	242,000	332,119
COMSYS Holdings Corp.	512,000	6,224,887
Grana y Montero SA	68,070	299,613

		6,856,619

Electrical Equipment – 0.7%
Sumitomo Electric Industries Ltd.	926,800	11,403,413

32	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – 0.0%
Bidvest Group Ltd.	9,250	$243,830

Machinery – 1.0%
Andritz AG	5,408	364,023
FANUC Corp.	42,000	6,466,760
Hiwin Technologies Corp.	29,000	214,693
IHI Corp.	199,000	605,902
Komatsu Ltd.	229,700	5,493,795
KUKA AG(a)	7,830	342,392
Makita Corp.	7,700	343,279
Melrose Industries PLC	92,970	376,530
Nachi-Fujikoshi Corp.(a)	92,000	397,284

		14,604,658

Professional Services – 5.2%
Bureau Veritas SA	142,120	17,693,084
Capita PLC	1,762,344	24,090,139
DKSH Holding AG(a)	2,340	209,320
Intertek Group PLC	493,656	25,508,401
SGS SA	4,740	11,633,789

		79,134,733

Road & Rail – 0.3%
Localiza Rent a Car SA	14,800	264,397
Tokyu Corp.	543,000	4,016,866

		4,281,263

Trading Companies & Distributors – 0.6%
Barloworld Ltd.	30,640	319,534
Brenntag AG	2,290	358,081
Mills Estruturas e Servicos de Engenharia SA	12,000	193,591
Mitsubishi Corp.	384,100	7,234,086
MonotaRO Co., Ltd.	7,400	361,991

		8,467,283

Transportation Infrastructure – 0.0%
OHL Mexico SAB de CV(a)	123,610	341,764

		168,027,066

Health Care – 7.3%
Biotechnology – 0.6%
Actelion Ltd.(a)	166,450	9,050,838

Health Care Equipment & Supplies – 0.5%
Ansell Ltd.	13,750	230,673
Cochlear Ltd.	32,150	2,283,925
Coloplast A/S	67,560	3,640,426
Draegerwerk AG & Co. KGaA (Preference Shares)	3,490	451,295
Elekta AB	27,870	422,760
Ginko International Co., Ltd.	23,000	379,997

		7,409,076

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	33

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Providers & Services – 0.5%
Sonic Healthcare Ltd.	245,835	$3,577,102
Suzuken Co., Ltd./Aichi Japan	103,800	3,768,223

		7,345,325

Life Sciences Tools & Services – 0.8%
Eurofins Scientific	56,524	11,884,111
Gerresheimer AG	5,260	302,617

		12,186,728

Pharmaceuticals – 4.9%
AstraZeneca PLC	281,510	14,120,743
GlaxoSmithKline PLC	690,890	16,178,595
Kalbe Farma Tbk PT	3,763,000	480,569
Novartis AG	129,700	9,243,966
Orion Oyj	194,070	5,106,590
Roche Holding AG	103,890	24,219,147
Sanofi	55,690	5,679,563

		75,029,173

		111,021,140

Materials – 5.2%
Chemicals – 2.2%
Alpek SA de CV	100,670	240,276
AZ Electronic Materials SA	56,530	327,108
Chr Hansen Holding A/S	12,140	450,880
Croda International PLC	6,010	251,034
EMS-Chemie Holding AG	18,200	5,480,339
Filtrona PLC	889,404	9,861,463
Fuchs Petrolub AG (Preference Shares)	4,630	389,942
Kansai Paint Co., Ltd.	26,000	288,766
Koninklijke DSM NV	177,175	10,324,497
Nippon Shokubai Co., Ltd.	322,000	2,841,033
Phosagro OAO (GDR)(b)	17,580	247,878
Teijin Ltd.	1,104,000	2,561,491

		33,264,707

Metals & Mining – 3.0%
Anglo American PLC	292,360	7,549,666
BHP Billiton PLC	431,237	12,558,354
Dowa Holdings Co., Ltd.	266,139	2,090,549
First Quantum Minerals Ltd.	9,690	184,290
Franco-Nevada Corp.	4,040	184,412
Kenmare Resources PLC(a)	172,792	76,307
MMC Norilsk Nickel OJSC (ADR)	448,330	7,572,294
Rio Tinto PLC	188,680	8,886,912
Vale SA (Sponsored ADR) (Local Preference Shares)	435,920	7,205,757

		46,308,541

		79,573,248

34	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 5.0%
Diversified Telecommunication Services – 3.5%
Nippon Telegraph & Telephone Corp.	316,600	$13,822,619
Swisscom AG	20,040	9,281,078
TalkTalk Telecom Group PLC	419,540	1,736,468
TDC A/S	746,983	5,749,448
Telenor ASA	402,700	8,866,679
Telstra Corp., Ltd.	1,363,703	6,412,275
Vivendi SA	307,975	6,371,396

		52,239,963

Wireless Telecommunication Services – 1.5%
Rogers Communications, Inc.	47,300	2,416,102
StarHub Ltd.	1,041,000	3,659,524
Vodafone Group PLC	5,969,965	16,940,852

		23,016,478

		75,256,441

Energy – 4.8%
Energy Equipment & Services – 1.5%
Aker Solutions ASA	20,811	390,630
AMEC PLC	167,853	2,697,425
John Wood Group PLC	26,870	355,023
Seadrill Ltd.	243,187	8,862,550
ShawCor Ltd.	7,310	309,929
Technip SA	95,728	9,818,811
TGS Nopec Geophysical Co. ASA	7,210	273,265

		22,707,633

Oil, Gas & Consumable Fuels – 3.3%
Africa Oil Corp.(a)	27,850	196,722
BP PLC	2,355,410	16,563,246
ENI SpA	309,400	6,926,970
Gazprom OAO (Sponsored ADR)	619,060	5,262,010
Genel Energy PLC(a)	19,820	243,854
Ophir Energy PLC(a)	31,026	219,165
Pacific Rubiales Energy Corp.	9,700	204,723
Petroleo Brasileiro SA (Sponsored ADR)	540,730	9,814,250
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	83,438	2,702,289
Statoil ASA	339,930	8,298,688

		50,431,917

		73,139,550

Information Technology – 4.6%
Computers & Peripherals – 0.5%
Casetek Holdings Ltd.(a)	46,000	221,520
Fujitsu Ltd.	1,732,000	7,235,510

		7,457,030

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	35

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components – 0.7%
Anritsu Corp.	26,000	$407,628
Chroma ATE, Inc.(a)	114,000	275,027
LG Display Co., Ltd. (ADR)(a)	679,700	9,916,823

		10,599,478

Internet Software & Services – 1.0%
Baidu, Inc. (Sponsored ADR)(a)	72,240	6,335,448
Mail.ru Group Ltd. (GDR)(b)	11,390	315,503
SINA Corp./China(a)	4,300	208,937
Telecity Group PLC	623,365	8,575,975

		15,435,863

IT Services – 0.1%
Computacenter PLC	40,680	334,498
Itochu Techno-Solutions Corp.	9,800	485,181

		819,679

Semiconductors & Semiconductor Equipment – 1.2%
Hermes Microvision, Inc.	6,000	145,420
Samsung Electronics Co., Ltd. (GDR) (London)(b)	12,270	8,264,190
Sumco Corp.	422,600	4,808,897
Tokyo Electron Ltd.	135,700	5,789,543

		19,008,050

Software – 1.1%
Aveva Group PLC	22,760	784,817
GameLoft SE(a)	43,470	284,198
Nintendo Co., Ltd.	29,200	3,156,448
Oracle Corp. Japan	83,400	3,762,621
SAP AG	107,500	8,645,929

		16,634,013

		69,954,113

Utilities – 2.9%
Electric Utilities – 2.0%
CLP Holdings Ltd.	635,000	5,566,644
EDP – Energias de Portugal SA	1,908,610	5,881,685
Electricite de France SA	569,130	10,917,308
Emera, Inc.	8,420	290,931
Power Assets Holdings Ltd.	805,000	7,597,696

		30,254,264

Gas Utilities – 0.1%
Enagas SA	12,830	299,224
ENN Energy Holdings Ltd.	92,000	507,151

		806,375

Independent Power Producers & Energy Traders – 0.4%
APR Energy PLC	509,365	6,529,706

36	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Multi-Utilities – 0.4%
National Grid PLC	614,530	$7,140,689

		44,731,034

Total Common Stocks (cost $1,326,371,786)		1,455,808,602

WARRANTS – 2.1%
Financials – 0.9%
Commercial Banks – 0.0%
Commercial Bank of Qatar QSC/The, Deutsche Bank AG London, expiring 5/26/17(a)	12,920	233,464

Consumer Finance – 0.3%
Muthoot Finance Ltd., Merrill Lynch Intl & Co., expiring 2/21/17(a)	410,356	1,386,142
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(a)(b)	264,270	3,376,525

		4,762,667

Diversified Financial Services – 0.0%
First Bank of Nigeria PLC, Citigroup Global Markets Holding, Inc., expiring 4/29/14(a)	2,482,680	307,852

Real Estate Management & Development – 0.0%
Emaar Properties PJSC, Merril Lynch International, expiring 10/01/15(a)	234,920	333,234

Thrifts & Mortgage Finance – 0.6%
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(b)	560,400	8,485,689

		14,122,906

Information Technology – 0.9%
IT Services – 0.4%
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 12/14/15(a)	222,320	6,445,346

Semiconductors & Semiconductor Equipment – 0.5%
SK Hynix, Inc., Citigroup Global Markets, expiring 1/20/15(a)(b)	266,320	7,000,487

		13,445,833

Materials – 0.2%
Chemicals – 0.2%
OCI Co., Ltd.,, Macquarie Bank Ltd., expiring 1/30/15(a)	18,900	2,707,518

Consumer Staples – 0.1%
Food & Staples Retailing – 0.1%
Olam International Ltd. , expiring 1/29/18(a)	2,064,648	712,304

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	37

International Portfolio—Portfolio of Investments

Company	Shares		U.S. $ Value

Personal Products – 0.0%
Able C&C Co., Ltd., Macquarie Bank Ltd., expiring 2/01/16(a)		2,930	$228,421
Amorepacific Corp., Macquarie Bank Ltd., expiring 2/14/14(a)		180	151,320

			379,741

			1,092,045

Industrials – 0.0%
Construction & Engineering – 0.0%
IRB Infrastructure Developers Ltd., Merrill Lynch Intl & Co., expiring 1/25/16(a)		95,930	200,321

Transportation Infrastructure – 0.0%
Adani Ports and Special Economic Zone, Merrill Lynch Intl & Co., expiring 12/17/14(a)		56,090	143,187

			343,508

Utilities – 0.0%
Multi-Utilities – 0.0%
Qatar Electricity & Water Co., Credit Suisse International, expiring 8/24/15(a)		6,190	233,736

Consumer Discretionary – 0.0%
Multiline Retail – 0.0%
Hyundai Department Store Co., Ltd., Macquarie Bank Ltd., expiring 2/01/16(a)		1,590	232,773

Health Care – 0.0%
Pharmaceuticals – 0.0%
Lupin Ltd., Merrill Lynch Intl & Co., expiring 10/20/14(a)(b)		19,710	227,932

Total Warrants (cost $29,042,130)			32,406,251

	Principal Amount (000)
CORPORATES - NON-INVESTMENT GRADES – 0.3%
Industrial – 0.3%
Consumer Non-Cyclical – 0.3%
Olam International Ltd. 6.75%, 1/29/18(b) (cost $3,795,343)	U.S.$	3,989	3,768,784

38	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

	Shares		U.S. $ Value

RIGHTS – 0.0%
Consumer Discretionary – 0.0%
Hotels, Restaurants & Leisure – 0.0%
William Hill PLC , expiring 4/04/13(a) (cost $0)		147,444	$277,802

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 1.1%
Repurchase Agreements – 1.1%
State Street Bank & Trust Co. 0.01%, dated 3/28/13 due 4/01/13 in the amount of $17,268,635 (collateralized by $17,705,000 Federal Home Loan Bank, 3.3% due 1/18/33, value $17,616,475) (cost $17,268,616)	U.S.$	17,269	17,268,616

Total Investments – 99.0% (cost $1,376,477,875)			1,509,530,055	(c)
Other assets less liabilities – 1.0%			15,719,170

Net Assets – 100.0%			$1,525,249,225

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	JPY	800,084	USD	8,605	6/13/13	$101,751
BNP Paribas SA	JPY	1,639,444	USD	17,158	6/13/13	(266,450)
BNP Paribas SA	USD	140,306	EUR	106,988	6/13/13	(3,093,689)
Citibank, NA	USD	14,039	JPY	1,328,518	6/13/13	81,109
Credit Suisse International	GBP	57,368	USD	86,884	6/13/13	(251,674)
Credit Suisse International	NOK	321,533	USD	55,025	6/13/13	127,673
Credit Suisse International	USD	31,078	NOK	181,683	6/13/13	(58,144)
Deutsche Bank AG London	AUD	7,276	USD	7,569	6/13/13	33,695
Deutsche Bank AG London	CHF	36,592	USD	38,709	6/13/13	128,155
Deutsche Bank AG London	USD	24,668	AUD	24,169	6/13/13	361,543
HSBC Bank USA	GBP	71,704	USD	107,868	6/13/13	(1,041,958)
HSBC Bank USA	HKD	476,440	USD	61,447	6/13/13	49,045
Morgan Stanley & Co., Inc.	USD	13,697	EUR	10,258	6/13/13	(540,640)
Royal Bank of Canada	CAD	8,408	USD	8,138	6/13/13	(125,261)
Royal Bank of Scotland PLC	EUR	28,694	USD	37,288	6/13/13	487,776
Royal Bank of Scotland PLC	JPY	2,588,996	USD	27,414	6/13/13	(102,852)
Royal Bank of Scotland PLC	USD	87,059	GBP	57,260	6/13/13	(87,815)
Royal Bank of Scotland PLC	USD	24,562	NOK	139,850	6/13/13	(684,472)
Royal Bank of Scotland PLC	USD	74,526	SEK	475,067	6/13/13	(1,733,432)
Standard Chartered Bank	USD	11,620	HKD	90,164	6/13/13	(1,103)
State Street Bank & Trust Co.	USD	148	ZAR	1,373	4/03/13	930
UBS AG	USD	19,614	EUR	15,147	6/13/13	(188,175)

						$(6,803,988)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	39

International Portfolio-—Portfolio of Investments

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2013, the aggregate market value of these securities amounted to $32,146,953 or 2.1% of net assets.

(c)	On March 29, 2013, the Portfolio and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The Portfolio valued its foreign securities using the closing market prices from the respective foreign markets as of March 28, 2013 for financial reporting purposes.

Currency Abbreviation

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
NOK	– Norwegian Krone
SEK	– Swedish Krona
USD	– United States Dollar
ZAR	– South African Rand

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt
NVDR	– Non Voting Depositary Receipt
OJSC	– Open Joint Stock Company
REG	– Registered Shares
SCPA	– Società Consortile per Azioni

See notes to financial statements.

40	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2013 (unaudited)

	Tax-Managed International Portfolio	International Portfolio
Assets
Investments in securities, at value	$3,464,589,698	$1,509,530,055
Foreign currencies, at value(a)	21,604,212	9,703,483
Cash in bank	4,134,223	– 0	–
Receivables:
Dividends and interest	17,324,922	7,515,439
Investment securities sold and foreign currency transactions	44,894,853	17,081,554
Foreign withholding tax reclaims	15,237,141	5,694,332
Capital shares sold	4,644,695	1,333,697
Unrealized appreciation of forward currency exchange contracts	48,166,426	1,371,676

Total assets	3,620,596,170	1,552,230,236

Liabilities
Payables:
Investment securities purchased and foreign currency transactions	25,487,176	15,899,800
Capital shares redeemed	2,784,713	1,326,404
Management fee	2,483,808	1,105,058
Shareholder servicing fee	755,892	323,631
Transfer Agent fee	25,399	15,950
Distribution fee	732	4,063
Accrued expenses and other liabilities	180,212	130,441
Unrealized depreciation of forward currency exchange contracts	31,661,967	8,175,664

Total liabilities	63,379,899	26,981,011

Net Assets	$3,557,216,271	$1,525,249,225

Cost of investments	$3,116,356,322	$1,376,477,875

Net Assets Consist of:
Capital stock, at par	$244,646	$105,510
Additional paid-in capital	5,571,573,015	2,583,936,747
Undistributed net investment income	14,012,821	3,460,273
Accumulated net realized loss on investment and foreign currency transactions	(2,394,969,357)	(1,189,064,131)
Net unrealized appreciation/ depreciation of:
Investments transactions†	348,225,441	133,048,734
Foreign currency denominated assets and liabilities	18,129,705	(6,237,908)

	$3,557,216,271	$1,525,249,225

(a)	Cost: $21,701,634 and $9,756,286, respectively. (Note 1)

†	Net of accrued foreign capital gains taxes of $7,935 and $3,446, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	41

Statement of Assets & Liabilities

	Tax-Managed International Portfolio	International Portfolio
Calculation of Maximum Offering Price
Tax-Managed International Class Shares
Net Assets	$3,555,372,163
Shares of capital stock outstanding	244,516,840

Net asset value, offering and redemption price per share	$14.54

International Class Shares
Net Assets		$1,517,053,435
Shares of capital stock outstanding		104,936,104

Net asset value, offering and redemption price per share		$14.46

Class A Shares
Net Assets	$1,416,727	$5,058,473
Shares of capital stock outstanding	98,966	354,416

Net asset value and redemption price per share	$14.32	$14.27
Sales charge – 4.25% of public offering price	0.64	0.63

Maximum offering price	$14.96	$14.90

Class B Shares
Net Assets	$30,577	$484,884
Shares of capital stock outstanding	2,145	33,972

Net asset value and offering price per share	$14.26	$14.27

Class C Shares
Net Assets	$396,804	$2,652,433
Shares of capital stock outstanding	27,723	185,653

Net asset value and offering price per share	$14.31	$14.29

See notes to financial statements.

42	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2013 (unaudited)

	Tax-Managed International Portfolio	International Portfolio
Investment Income
Income:
Interest	$161,009	$71,464
Dividends (net of foreign withholding taxes of $3,152,919 and $1,358,528, respectively)	40,345,581	17,526,048

Total income	40,506,590	17,597,512

Expenses:
Management fee (see Note 2A)	15,169,020	6,788,747
Shareholder servicing fee (see Note 2B)	4,349,032	1,875,346
Custodian fee	232,265	162,723
Transfer Agent fee – Non-Retail Class	91,327	57,683
Transfer Agent fee – Class A	5,198	11,456
Transfer Agent fee – Class B	215	1,114
Transfer Agent fee – Class C	1,886	5,760
Distribution fees – Class A	2,125	8,588
Distribution fees – Class B	258	2,639
Distribution fees – Class C	2,469	14,146
Registration fees	88,034	60,373
Directors’ fees and expenses	67,478	28,712
Auditing and tax fees	50,881	21,978
Legal fees	29,833	18,494
Printing fees	16,554	28,582
Miscellaneous	67,123	39,313

Total expenses	20,173,698	9,125,654
Less: expenses waived and reimbursed by the Adviser (see Note 2A)	(870,297)	(377,339)

Net expenses	19,303,401	8,748,315

Net investment income	21,203,189	8,849,197

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(12,565,545)	(7,844,056)
Futures transactions	(874,072)	(220,364)
Options written	4,714,634	2,002,905
Foreign currency transactions	27,925,912	24,406,670

Net realized gain on investment and foreign currency transactions	19,200,929	18,345,155

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	43

Statement of Operations

	Tax-Managed International Portfolio		International Portfolio
Net change in unrealized appreciation/depreciation of:
Investments(a)	$322,638,692		$142,125,382
Futures transactions	– 0	–	99,493
Options written	(4,441,694)		(1,886,952)
Foreign currency denominated assets and liabilities	15,580,446		(5,488,498)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	333,777,444		134,849,425

Net realized and unrealized gain on investment and foreign currency transactions	352,978,373		153,194,580

Net Increase in Net Assets Resulting from Operations	$374,181,562		$162,043,777

(a)	Net of increase in accrued foreign capital gains tax of $7,935 and $3,446, respectively.

See notes to financial statements.

44	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Tax-Managed International Portfolio
	Six Months Ended March 31, 2013 (unaudited)		Year Ended September 30, 2012
Increase (Decrease) in Net Assets from Operations:
Net investment income	$21,203,189		$67,721,169
Net realized gain (loss) on investment and foreign currency transactions	19,200,929		(344,821,758)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	333,777,444		592,279,467

Net increase in net assets resulting from operations	374,181,562		315,178,878
Dividends to Shareholders:
Dividends from net investment income Tax-Managed International Class Shares	(72,305,715)		(81,403,350)
Class A	(15,932)		(34,092)
Class B	– 0	–	(801)
Class C	– 0	–	(3,232)

Total dividends to shareholders	(72,321,647)		(81,441,475)
Capital-share Transactions:
Net proceeds from sales of shares	271,862,307		759,526,932
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	53,813,652		6,246,123

Total proceeds from shares sold	325,675,959		765,773,055
Cost of shares redeemed	(519,011,942)		(1,141,748,567)

Net decrease in net assets from capital-share transactions	(193,335,983)		(375,975,512)

Net increase (decrease) in net assets	108,523,932		(142,238,109)
Net Assets
Beginning of period	3,448,692,339		3,590,930,448

End of period(a)	$3,557,216,271		$3,448,692,339

(a) Includes undistributed net investment income of:	$14,012,821		$65,131,279

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	45

Statement of Changes in Net Assets

	International Portfolio
	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012
Increase (Decrease) in Net Assets from Operations:
Net investment income	$8,849,197	$27,724,852
Net realized gain (loss) on investment and foreign currency transactions	18,345,155	(118,341,291)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	134,849,425	241,269,412

Net increase in net assets resulting from operations	162,043,777	150,652,973
Dividends to Shareholders:
Dividends from net investment income International Class Shares	(28,569,129)	(30,576,496)
Class A	(91,428)	(120,546)
Class B	(2,097)	(3,896)
Class C	(17,903)	(19,733)

Total dividends to shareholders	(28,680,557)	(30,720,671)
Capital-Share Transactions:
Net proceeds from sales of shares	90,840,590	455,478,828
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	25,008,588	3,175,039

Total proceeds from shares sold	115,849,178	458,653,867
Cost of shares redeemed	(219,356,597)	(591,058,695)

Net decrease in net assets from capital-share transactions	(103,507,419)	(132,404,828)

Net increase (decrease) in net assets	29,855,801	(12,472,526)
Net Assets:
Beginning of period	1,495,393,424	1,507,865,950

End of period(a)	$1,525,249,225	$1,495,393,424

(a) Includes undistributed net investment income of:	$3,460,273	$23,291,633

See notes to financial statements.

46	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2013 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The shares of AllianceBernstein Tax-Managed International Portfolio and International Portfolio are offered through the Tax-Managed International Portfolio and International Portfolio (the “Portfolios”), respectively, of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 18 portfolios (“Portfolios”) with the following share classes offered: The Tax-Managed International and International Portfolios commenced offering of Class A, B and C shares on January 30, 2004 in addition to the existing Tax-Managed International and International Class shares, respectively. Collectively, the Class A, B and C shares are referred to as the “AllianceBernstein International Retail Class shares”. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. These financial statements include only the AllianceBernstein International Retail Class shares. The financial highlights of the Tax-Managed International and International Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	47

Notes to Financial Statements

the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on

48	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

their market values as described in Note A above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	49

Notes to Financial Statements

of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2013:

Tax-Managed International Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$46,502,450		$816,889,460		$	– 0	–	$863,391,910
Consumer Discretionary	59,343,482		578,897,028			– 0	–	638,240,510
Consumer Staples	43,500,923		392,101,572			– 0	–	435,602,495
Industrials	16,693,273		380,166,274			– 0	–	396,859,547
Health Care	– 0	–	264,684,139			– 0	–	264,684,139
Materials	19,148,355		171,737,153			– 0	–	190,885,508
Telecommunication Services	9,284,031		164,847,078			– 0	–	174,131,109
Energy	13,010,669		145,934,129			– 0	–	158,944,798
Information Technology	38,474,355		114,532,807			– 0	–	153,007,162
Utilities	671,007		101,223,362			– 0	–	101,894,369
Warrants	1,642,901		764,983			75,223,506		77,631,390
Corporates—Non-Investment Grades	– 0	–	– 0	–		8,692,557		8,692,557
Rights	624,204		– 0	–		– 0	–	624,204

Total Investments in Securities	248,895,650		3,131,777,985+			83,916,063		3,464,589,698

50	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

Tax-Managed International Portfolio
Investments in Securities:	Level 1			Level 2	Level 3			Total
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	$	– 0	–	$48,166,426	$	– 0	–	$48,166,426
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(31,661,967)		– 0	–	(31,661,967)

Total(a)++		$248,895,650		$3,148,282,444		$83,916,063		$3,481,094,157

International Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$20,230,271		$352,046,020		$	– 0	–	$372,276,291
Consumer Discretionary	25,124,140		248,959,963			– 0	–	274,084,103
Consumer Staples	18,662,037		169,083,579			– 0	–	187,745,616
Industrials	7,308,750		160,718,316			– 0	–	168,027,066
Health Care	– 0	–	111,021,140			– 0	–	111,021,140
Materials	8,429,150		71,144,098			– 0	–	79,573,248
Telecommunication Services	4,152,570		71,103,871			– 0	–	75,256,441
Energy	5,776,662		67,362,888			– 0	–	73,139,550
Information Technology	16,998,231		52,955,882			– 0	–	69,954,113
Utilities	290,931		44,440,103			– 0	–	44,731,034
Warrants	712,304		333,234			31,360,713		32,406,251
Corporates—Non-Investment Grades	– 0	–	– 0	–		3,768,784		3,768,784
Rights	277,802		– 0	–		– 0	–	277,802
Short-Term Investments	– 0	–	17,268,616			– 0	–	17,268,616

Total Investments in Securities	107,962,848		1,366,437,710+			35,129,497		1,509,530,055
Other Financial Instruments* :
Assets:
Forward Currency Exchange Contracts	– 0	–	1,371,676			– 0	–	1,371,676

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	51

Notes to Financial Statements

International Portfolio
Investments in Securities:	Level 1		Level 2	Level 3		Total
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(8,175,664)	– 0	–	(8,175,664)

Total(b)++	$107,962,848		$1,359,633,722	$35,129,497		$1,502,726,067

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

(a)

An amount of $23,289,229 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period. An amount of $24,201,048 was transferred from Level 1 to Level 2 due decrease in trading volume the reporting period.

(b)

An amount of $10,008,982 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period. An amount of $12,808,093 was transferred from Level 1 to Level 2 due decrease in trading volume the reporting period.

++	There were de minimis transfers under 1% of net assets from Level 2 to Level 1 during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Tax-Managed International Portfolio	Warrants		Corporates- Non-Investment Grades			Total
Balance as of 9/30/12	$59,928,917		$	– 0	–	$59,928,917
Accrued discounts/(premiums)	– 0	–		13,130		13,130
Realized gain (loss)	1,077,025			– 0	–	1,077,025
Change in unrealized appreciation/depreciation	5,394,292			(61,257)		5,333,035
Purchases	19,923,984			8,740,684		28,664,668
Sales	(11,100,712)			– 0	–	(11,100,712)
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		– 0	–	– 0	–

Balance as of 3/31/13	$75,223,506			$8,692,557		$83,916,063

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/13*	$5,394,292			$(61,257)		$5,333,035

52	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

International Portfolio	Warrants		Corporates- Non-Investment Grades			Total
Balance as of 9/30/12	$25,650,404		$	– 0	–	$25,650,404
Accrued discounts/(premiums)	– 0	–		5,693		5,693
Realized gain (loss)	690,080			– 0	–	690,080
Change in unrealized appreciation/depreciation	2,231,636			(26,559)		2,205,077
Purchases	10,394,419			3,789,650		14,184,069
Sales	(7,605,826)			– 0	–	(7,605,826)
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		– 0	–	– 0	–

Balance as of 3/31/13	$31,360,713			$3,768,784		$35,129,497

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/13*	$2,231,636			$(26,559)		$2,205,077

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Portfolios with material categories of Level 3 investments at March 31, 2013:

Quantitative Information about Level 3 Fair Value Measurements
Tax-Managed International Portfolio
	Fair Value at March 31, 2013	Valuation Technique	Unobservable Input	Range
Warrants	$75,223,506	Indicative Market Quotations	Broker Quote	$93.95
Corporates – Non-Investment Grades	$8,692,557	Indicative Market Quotations	Broker Quote	$0.12–$840.67

International Portfolio
	Fair Value at March 31, 2013	Valuation Technique	Unobservable Input	Range
Warrants	$31,360,713	Indicative Market Quotations	Broker Quote	$93.95
Corporates – Non-Investment Grades	$3,768,784	Indicative Market Quotations	Broker Quote	$0.12–$840.67

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	53

Notes to Financial Statements

pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

54	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of March 31, 2013, the Portfolios did not have any unrecognized tax benefits.

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	55

Notes to Financial Statements

net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H. Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

I. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and

56	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Tax-Managed International Portfolio pays the Adviser an investment management fee at an annual rate of up to .925% of the first $1 billion, .85% of the next $3 billion, .80% of the next $2 billion, .75% of the next $2 billion, .65% of the next $2 billion and .60% in excess of $10 billion of the average daily net assets of the Portfolio. The International Portfolio pays the Adviser an investment management fee at an annual rate of up to .925% of the first $1 billion, .85% of the next $3 billion, .80% of the next $2 billion, .75% of the next $2 billion and .65% in excess of $8 billion of the average daily net assets of the Portfolio.

The Adviser has agreed to voluntarily waive the annual investment management fees of the Tax-Managed International and International Portfolios by an amount equal to .05% per annum of the respective net assets of the Portfolios, effective November 1, 2011. For the period ending March 31, 2013, such waivers amounted to $870,297 and $377,339, respectively.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to the Fund, the Portfolios and individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Tax-Managed International and International Class shares of the Portfolios. Under the agreement, the fee paid by the Tax-Managed International and International Class shares to the Adviser for services under this agreement is at an annual rate of .25 of 1%, annualized of the average daily net assets of each Portfolio attributable to the respective class during the month.

Under a Transfer Agency Agreement between the Fund, on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the six months ended March 31, 2013, such compensation retained by ABIS amounted to: Tax-Managed International Portfolio, $6,258 and International Portfolio, $10,169.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	57

Notes to Financial Statements

C. Distribution Arrangements—Tax-Managed International and International Class Shares

Under the Distribution Agreement between the Fund, on behalf of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Tax-Managed International and International Class shares of the Portfolios. This agreement does not apply to the AllianceBernstein International Retail Class shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—AllianceBernstein International Retail Classes

The Retail Classes of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A shares and 1% of the Class B and Class C shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
Tax-Managed International	$225,931	$1,234,365
International	199,268	1,441,959

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class

58	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolio’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C Shares for the six months ended March 31, 2013, as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Portfolio	Class A	Class A			Class B	Class C
Tax-Managed International	$1	$	– 0	–	$300	$	– 0	–
International	76		15		68		7

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the six months ended March 31, 2013 were as follows:

Portfolio	Total Commissions	Sanford C. Bernstein & Co., LLC			Sanford C. Bernstein & Co., Ltd.
Tax-Managed International	$3,169,987	$	– 0	–	$	– 0	–
International	1,342,278		– 0	–		– 0	–

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the six months ended March 31, 2013, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities			Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
Tax-Managed International	$1,520,668,480	$	– 0	–	$1,780,773,277	$	– 0	–
International	647,193,479		– 0	–	766,755,715		– 0	–

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	59

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

	Gross Unrealized		Net Unrealized Appreciation
Portfolio	Appreciation	(Depreciation)
Tax-Managed International	$505,011,352	$(156,777,976)	$348,233,376
International	199,817,758	(66,765,578)	133,052,180

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures Contracts

Each Portfolio may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into a futures contract, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

60	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2013, the Portfolios held futures contracts for non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolios may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Non-U.S. Stock Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	61

Notes to Financial Statements

a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the six months ended March 31, 2013, the Portfolios held foreign-currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, certain Portfolios may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolios. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolios could result in the Portfolios selling or buying a security or currency at a price different from the current market value.

During the six months ended March 31, 2013, the Portfolios held purchased options for hedging purposes. During the six months ended March 31, 2013, the Portfolios held written options for hedging purposes.

62	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

For the six months ended March 31, 2013, the Portfolios had the following transactions in written options:

Tax-Managed International Portfolio	Number of Contracts		Premiums Received
Options written outstanding as of 9/30/12	550,200			$4,512,397
Options written	– 0	–		– 0	–
Options expired	(550,200)			(4,512,397)
Options bought back	– 0	–		– 0	–
Options exercised	– 0	–		– 0	–

Options written outstanding as of 3/31/13	– 0	–	$	– 0	–

International Portfolio	Number of Contracts		Premiums Received
Options written outstanding as of 9/30/12	233,740			$1,916,989
Options written	– 0	–		– 0	–
Options expired	(233,740)			(1,916,989)
Options bought back	– 0	–		– 0	–
Options exercised	– 0	–		– 0	–

Options written outstanding as of 3/31/13	– 0	–	$	– 0	–

Documentation governing the Portfolios’ OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolios’ counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of March 31, 2013, the Portfolios had the following OTC derivatives with contingent features in net liability positions.

Portfolio	Total Market Value of OTC Derivatives	Market Value of Collateral Pledged			Uncollateralized Amount
Tax-Managed International	$(25,348,515)	$	– 0	–	$(25,348,515)
International	(7,385,910)		– 0	–	(7,385,910)

If a trigger event had occurred at March 31, 2013, for those derivatives in a net liability position, the uncollateralized amount would be required to be posted by the Portfolios.

At March 31, 2013, the Portfolios had entered into the following derivatives:

Tax-Managed International Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$48,166,426	Unrealized depreciation of forward currency exchange contracts	$31,661,967

Total		$48,166,426		$31,661,967

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	63

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$28,343,110	$15,848,142

Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	(874,072)	– 0 –

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(11,772,079)	10,630,776

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$4,714,634	$(4,441,694)

Total		$20,411,593	$22,037,224

International Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$1,371,676	Unrealized depreciation of forward currency exchange contracts	$8,175,664

Total		$1,371,676		$8,175,664

64	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$24,996,527	$(5,363,037)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	2,002,905	(1,886,952)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(5,001,101)	4,516,244

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures transactions	$(220,364)	$99,493

Total		$21,777,967	$(2,634,252)

The following tables represent the volume of the Portfolios’ derivative transactions during the six months ended March 31, 2013:

Tax-Managed International Portfolio
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,081,510,965
Average principal amount of sale contracts	$1,086,912,318

Futures Contracts:
Average original value of buy contracts	$17,545,681	(a)

Purchased Options:
Average monthly cost	$11,267,107	(b)

(a)	Positions were open for one month during the period.

(b)	Positions were open for two months during the period.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	65

Notes to Financial Statements

International Portfolio
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$439,511,425
Average principal amount of sale contracts	$441,254,687

Futures Contracts:
Average original value of buy contracts	$5,720,602	(a)

Purchased Options:
Average monthly cost	$4,786,575	(b)

(a)	Positions were open for one month during the period.

(b)	Positions were open for two months during the period.

C. Currency Transactions

The Portfolios may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE 4.

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2012 and September 30, 2011 were as follows:

	2012	2011
Tax-Managed International
Distributions paid from:
Ordinary income	$81,441,475	$82,849,056

Total distributions paid	$81,441,475	$82,849,056

International
Distributions paid from:
Ordinary income	$30,720,671	$36,153,254

Total distributions paid	$30,720,671	$36,153,254

66	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

As of September 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)
Tax-Managed International	$72,109,785	$(2,395,129,065)	$6,557,975	$(2,316,461,305)
International	26,549,677	(1,195,095,725)	(23,610,205)	(1,192,156,253)

(a)	As of September 30, 2012, the Portfolios had capital loss carryforwards for federal income tax purposes.

(b)

The differences between book-basis and tax-basis unrealized appreciation/ (depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2012, the Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount	Long-Term Amount	Expiration
Tax-Managed International	$344,280,794	n/a	2017
Tax-Managed International	1,714,396,065	n/a	2018
Tax-Managed International	134,950,435	$201,501,771	No expiration
International	137,445,488	n/a	2017
International	910,864,476	n/a	2018
International	28,928,377	117,857,384	No expiration

NOTE 5.

Risks Involved in Investing in the Portfolios

Foreign Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	67

Notes to Financial Statements

In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Actions by a Few Major Investors—In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Emerging Markets Portfolio.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Country Concentration Risk—The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—The allocation of investments among investment disciplines may have a significant effect on the Portfolio’s performance when the investment disciplines in which the Portfolio has greater exposure perform worse than the investment disciplines with less exposure.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates, or indices. Derivatives may be illiquid and difficult to priced or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may

68	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. It has allocated 1.2 billion to the Tax-Managed International Portfolio of which 600 million is allocated to the Tax-Managed International Class Shares and 200 million to each of the three retail classes of shares. The Fund has allocated 1.4 billion to the International Portfolio of which 600 million is allocated to the International Class Shares, 200 million to each of the three retail classes of shares and 200 million to the retirement class of shares (which is not currently being offered). Share transactions for each Portfolio for the six months ended March 31, 2013 and the year ended September 30, 2012, were as follows:

	Tax-Managed International Portfolio
	Shares		Amount
	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012

Tax-Managed International Class Shares
Shares sold	19,293,379	57,853,391	$271,770,331	$759,377,959

Shares issued to shareholders on reinvestment of dividends	3,921,183	515,833	53,798,640	6,220,938

Shares redeemed	(37,255,095)	(87,783,543)	(518,468,989)	(1,140,326,478)

Net decrease	(14,040,533)	(29,414,319)	(192,900,018)	(374,727,581)

Beginning of period	258,557,373	287,971,692	5,646,116,396	6,020,843,977

End of period	244,516,840	258,557,373	$5,453,216,378	$5,646,116,396

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	69

Notes to Financial Statements

Tax-Managed International Portfolio
Shares	Amount
Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012

Class A Shares
Shares sold	3,828	10,681	$53,828	$133,926

Shares issued to shareholders on reinvestment of dividends	1,108	1,847	15,012	22,092

Shares converted from Class B	931	1,149	13,148	15,047

Shares redeemed	(14,431)	(84,856)	(199,184)	(1,137,586)

Net decrease	(8,564)	(71,179)	(117,196)	(966,521)

Beginning of period	107,530	178,709	6,679,065	7,645,586

End of period	98,966	107,530	$6,561,869	$6,679,065

Class B Shares
Shares issued to shareholders on reinvestment of dividends	– 0	–	67	$	– 0	–	$801

Shares converted to Class A	(934)	(1,160)	(13,148)	(15,047)

Shares redeemed	(7,066)	(213)	(94,312)	(2,701)

Net decrease	(8,000)	(1,306)	(107,460)	(16,947)

Beginning of period	10,145	11,451	406,894	423,841

End of period	2,145	10,145	$299,434	$406,894

Class C Shares
Shares sold	1,742	– 0	–	$25,000	$	– 0	–

Shares issued to shareholders on reinvestment of dividends	– 0	–	192	– 0	–	2,292

Shares redeemed	(17,069)	(21,103)	(236,309)	(266,755)

Net decrease	(15,327)	(20,911)	(211,309)	(264,463)

Beginning of period	43,050	63,961	2,685,359	2,949,822

End of period	27,723	43,050	$2,474,050	$2,685,359

70	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

	International Portfolio
	Shares			Amount
	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012		Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012

International Class Shares
Shares sold	6,483,606	35,737,933		$90,470,370	$454,335,702

Shares issued to shareholders on reinvestment of dividends and distributions	1,825,022	254,749		24,911,552	3,051,895

Shares redeemed	(15,632,893)	(44,720,160)		(216,621,296)	(586,630,625)

Net decrease	(7,324,265)	(8,727,478)		(101,239,374)	(129,243,028)

Beginning of period	112,260,369	120,987,847		2,646,827,173	2,776,070,201

End of period	104,936,104	112,260,369	$	2,545,587,799	$2,646,827,173

Class A Shares
Shares sold	14,486	57,436		$197,159	$734,196

Shares issued to shareholders on reinvestment of dividends and distributions	5,851	8,678		79,057	103,531

Shares converted from Class B	2,926	9,456		40,303	120,705

Shares redeemed	(143,385)	(187,553)		(1,969,023)	(2,457,299)

Net decrease	(120,122)	(111,983)		(1,652,504)	(1,498,867)

Beginning of period	474,538	586,521		25,030,081	26,528,949

End of period	354,416	474,538		$23,377,577	$25,030,082

Class B Shares
Shares sold	1,169	3,323		$16,249	$42,580

Shares issued to shareholders on reinvestment of dividends and distributions	142	291		1,917	3,464

Shares converted to Class A	(2,938)	(9,487)		(40,303)	(120,705)

Shares redeemed	(6,054)	(19,427)		(84,319)	(244,965)

Net decrease	(7,681)	(25,300)		(106,456)	(319,626)

Beginning of period	41,653	66,953		2,135,291	2,454,917

End of period	33,972	41,653		$2,028,835	$2,135,291

Class C Shares
Shares sold	8,394	19,567		$116,509	$245,645

Shares issued to shareholders on reinvestment of dividends and distributions	1,186	1,351		16,062	16,149

Shares redeemed	(46,497)	(123,621)		(641,656)	(1,605,101)

Net decrease	(36,917)	(102,703)		(509,085)	(1,343,307)

Beginning of period	222,570	325,273		13,558,373	14,901,680

End of period	185,653	222,570		$13,049,288	$13,558,373

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	71

Notes to Financial Statements

NOTE 7.

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE 8.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

72	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class A
Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 13.07	$ 12.29	$ 15.02	$ 14.97	$ 16.37	$ 29.45

Income From Investment Operations
Net investment income(a)	.01	(b)	.05	(b)	.10	.12	.17	.42	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.39	.93	(2.67)	.10	(1.14)	(10.10)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(d)	.00	(d)	– 0	–

Total from investment operations	1.40	.98	(2.57)	.22	(.97)	(9.68)

Less: Dividends and Distributions
Dividends from taxable net investment income	(.15)	(.20)	(.16)	(.17)	(.43)	(.40)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(3.00)

Total dividends and distributions	(.15)	(.20)	(.16)	(.17)	(.43)	(3.40)

Net asset value, end of period	$ 14.32	$ 13.07	$ 12.29	$ 15.02	$ 14.97	$ 16.37

Total Return(e)	10.80%	8.10%	(17.30)%	1.47%	(5.15)%	(36.89)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,417	$1,405	$2,195	$3,321	$3,876	$9,101
Average net assets (000 omitted)	$1,421	$1,741	$3,133	$3,530	$4,871	$6,673
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.23	%*	2.36%	2.02%	1.78	%(f)	1.70%	1.38%
Expenses, before waivers/reimbursements	2.28	%*	2.40%	2.02%	1.78	%(f)	1.70%	1.43%
Net investment income	.08	%(b)*	.37	%(b)	.64%	.85	%(f)	1.37%	1.90	%(c)
Portfolio turnover rate	45%	62%	61%	85%	84%	70%

See footnote summary on page 79.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	73

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class B
Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 12.92	$ 12.12	$ 14.82	$ 14.81	$ 16.03	$ 28.92

Income From Investment Operations
Net investment income (loss)(a)	(.07	)(b)	(.03	)(b)	(.02)	.02	.07	.29	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.41	.90	(2.62)	.08	(1.09)	(9.95)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(d)	.00	(d)	– 0	–

Total from investment operations	1.34	.87	(2.64)	.10	(1.02)	(9.66)

Less: Dividends and Distributions
Dividends from taxable net investment income	– 0	–	(.07)	(.06)	(.09)	(.20)	(.23)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(3.00)

Total dividends and distributions	– 0	–	(.07)	(.06)	(.09)	(.20)	(3.23)

Net asset value, end of period	$ 14.26	$ 12.92	$ 12.12	$ 14.82	$ 14.81	$ 16.03

Total Return(e)	10.37%	7.23%	(17.90)%	.67%	(5.96)%	(37.34)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$31	$131	$139	$229	$368	$380
Average net assets (000 omitted)	$52	$143	$201	$326	$302	$587
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	3.05	%*	3.21%	2.76%	2.52	%(f)	2.53%	2.03%
Expenses, before waivers/reimbursements	3.10	%*	3.26%	2.76%	2.52	%(f)	2.53%	2.09%
Net investment income (loss)	(1.15	)%(b)*	(0.23	)%(b)	(0.16)%	0.16	%(f)	0.61%	1.27	%(c)
Portfolio turnover rate	45%	62%	61%	85%	84%	70%

See footnote summary on page 79.

74	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class C
Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 12.97	$ 12.13	$ 14.83	$ 14.82	$ 16.02	$ 28.90

Income From Investment Operations
Net investment income (loss)(a)	(.06	)(b)	(.02	)(b)	(.03)	.03	.07	.30	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.40	.91	(2.61)	.07	(1.07)	(9.95)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(d)	.00	(d)	– 0	–

Total from investment operations	1.34	.89	(2.64)	.10	(1.00)	(9.65)

Less: Dividends and Distributions
Dividends from taxable net investment income	– 0	–	(.05)	(.06)	(.09)	(.20)	(.23)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(3.00)

Total dividends and distributions	– 0	–	(.05)	(.06)	(.09)	(.20)	(3.23)

Net asset value, end of period	$ 14.31	$ 12.97	$ 12.13	$ 14.83	$ 14.82	$ 16.02

Total Return(e)	10.33%	7.38%	(17.89)%	0.67%	(5.84)%	(37.33)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$397	$558	$776	$1,764	$1,736	$2,612
Average net assets (000 omitted)	$495	$765	$1,233	$1,711	$1,631	$4,080
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.96	%*	3.15%	2.69%	2.49	%(f)	2.46%	2.03%
Expenses, before waivers/reimbursements	3.01	%*	3.20%	2.69%	2.49	%(f)	2.46%	2.09%
Net investment income (loss)	(.81	)%(b)*	(.19	)%(b)	(.18)%	.19	%(f)	.61%	1.31	%(c)
Portfolio turnover rate	45%	62%	61%	85%	84%	70%

See footnote summary on page 79.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	75

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class A
Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 13.07	$ 12.28	$ 14.99	$ 14.89	$ 16.37	$ 29.17

Income From Investment Operations
Net investment income(a)	.02	(b)	.11	(b)	.14	.16	.19	.46
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.38	.89	(2.66)	.15	(1.28)	(9.85)

Total from investment operations	1.40	1.00	(2.52)	0.31	(1.09)	(9.39)

Less: Dividends and Distributions
Dividends from taxable net investment income	(.20)	(.21)	(.19)	(.21)	(.39)	(.37)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(3.04)

Total dividends and distributions	(.20)	(.21)	(.19)	(.21)	(.39)	(3.41)

Net asset value, end of period	$ 14.27	$ 13.07	$ 12.28	$ 14.99	$ 14.89	$ 16.37

Total Return(e)	10.83%	8.32%	(17.04)%	2.10%	(5.94)%	(36.24)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$5,058	$6,201	$7,202	$11,455	$19,875	$32,517
Average net assets (000 omitted)	$5,741	$6,718	$9,982	$15,764	$20,274	$44,005
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.98	%*	2.05%	1.69%	1.53	%(f)	1.60%	1.42%
Expenses, before waivers/reimbursements	2.03	%*	2.09%	1.69%	1.53	%(f)	1.60%	1.42%
Net investment income	.26	%(b)*	.85	%(b)	.92%	1.13	%(f)	1.61%	2.00%
Portfolio turnover rate	44%	69%	62%	84%	91%	53%

See footnote summary on page 79.

76	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class B
Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 12.97	$ 12.14	$ 14.82	$ 14.74	$ 16.12	$ 28.77

Income From Investment Operations
Net investment income (loss)(a)	(.03	)(b)	(.01	)(b)	.03	.05	.10	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.38	.90	(2.63)	.14	(1.25)	(9.67)

Total from investment operations	1.35	.89	(2.60)	.19	(1.15)	(9.41)

Less: Dividends and Distributions
Dividends from taxable net investment income	(.05)	(.06)	(.08)	(.11)	(.23)	(.20)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(3.04)

Total dividends and distributions	(.05)	(.06)	(.08)	(.11)	(.23)	(3.24)

Net asset value, end of period	$ 14.27	$ 12.97	$ 12.14	$ 14.82	$ 14.74	$ 16.12

Total Return(e)	10.45%	7.38%	(17.67)%	1.28%	(6.72)%	(36.65)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$485	$540	$813	$1,572	$1,982	$2,733
Average net assets (000 omitted)	$529	$680	$1,309	$1,722	$1,820	$4,667
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.71	%*	2.90%	2.46%	2.30	%(f)	2.37%	2.11%
Expenses, before waivers/reimbursements	2.75	%*	2.94%	2.46%	2.30	%(f)	2.37%	2.11%
Net investment income (loss)	(.44	) %(b)*	(.05	) %(b)	.18%	.34	%(f)	.84%	1.12%
Portfolio turnover rate	44%	69%	62%	84%	91%	53%

See footnote summary on page 79.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	77

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class C
Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 13.01	$ 12.17	$ 14.84	$ 14.76	$ 16.13	$ 28.79

Income From Investment Operations
Net investment income (loss)(a)	(.03	)(b)	.01	(b)	.02	.06	.11	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.39	.90	(2.61)	.13	(1.25)	(9.70)

Total from investment operations	1.36	.91	(2.59)	.19	(1.14)	(9.42)

Less: Dividends and Distributions
Dividends from taxable net investment income	(.08)	(.07)	(.08)	(.11)	(.23)	(.20)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(3.04)

Total dividends and distributions	(.08)	(.07)	(.08)	(.11)	(.23)	(3.24)

Net asset value, end of period	$ 14.29	$ 13.01	$ 12.17	$ 14.84	$ 14.76	$ 16.13

Total Return(e)	10.52%	7.50%	(17.58)%	1.28%	(6.65)%	(36.66)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$2,652	$2,896	$3,957	$8,254	$10,451	$16,000
Average net assets (000 omitted)	$2,837	$3,460	$6,362	$9,147	$10,192	$25,112
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.69	%*	2.79%	2.40%	2.24	%(f)	2.32%	2.12%
Expenses, before waivers/reimbursements	2.74	%*	2.83%	2.40%	2.24	%(f)	2.32%	2.12%
Net investment income (loss)	(.41	)%(b)*	.09	%(b)	.16%	.39	%(f)	.89%	1.19%
Portfolio turnover rate	44%	69%	62%	84%	91%	53%

See footnote summary on page 79.

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Financial Highlights

*	Annualized.

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived by the Adviser.

(c)	Net of fees waived by the Transfer Agent.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

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Financial Highlights

BOARD OF DIRECTORS

Thomas B. Stiles, II(1)(2) , Chairman

Dianne F. Lob, President

Bart Friedman(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

Rosalie J. Wolf(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

†	For the AllianceBernstein International and AllianceBernstein Tax-Managed International Portfolios, Classes A, B and C shares only.

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Board of Directors

BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Sanford C. Bernstein Fund, Inc. (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, U.S. Government Short Duration, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 25, 2012. In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated August 23, 2012, from counsel to the Independent Directors. The letter contained a preliminary list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, had received and reviewed in July 2012 certain information relating to the profitability of the Adviser in 2011 and prior years in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2012. In addition, the Independent Directors received materials prepared by the Senior Officer (who is also the Fund’s Independent Compliance Officer), as described below. On September 20, 2012, the Board of Directors

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held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on September 20, 2012, the Independent Directors met separately with independent counsel and the Senior Officer, and met with Peter Kraus, the Chief Executive Officer of the Adviser, to discuss his perspectives on the performance of the Fund’s Portfolios and strategies to improve that performance. Following the September 20, 2012 meeting, the Independent Directors, through counsel, requested certain additional information which was provided by the Adviser on October 9, 2012. The Independent Directors held a telephonic meeting on October 16, 2012 to discuss the contract renewal materials and supplemental materials. On October 24, 2012, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser as well as the Senior Officer’s report and conclusions. On October 25, 2012, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. At the October 25, 2012 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the continuation of the Investment Management Agreement, the Board of Directors, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each respective Portfolio.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the continuation of the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as described below.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after

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any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data. Where applicable, the Board considered similarities and differences between each Portfolio and the other funds in its respective peer group, including the relationship of fees to the size of fund assets. The Senior Officer also performed analyses of the advisory fees based upon hypothetical fee structures and asset levels, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the proposed fees as described above, and in light of the Adviser’s agreement to continue to voluntarily waive a portion of the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios as described below, the Board concluded that the current contractual advisory fees are reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered their knowledge of the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout recent difficult market environments. The Board considered the allocation of responsibilities as well as the factors that were taken into account in making and implementing investment decisions for the Portfolios. The Board then reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff was sufficient to ensure a high level of quality service to the Portfolios. The Board also considered how the organizational capabilities and financial condition

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of the Adviser affected the nature and quality of its services and, in particular, the impact, if any, the diminution in assets under management and revenues of the Adviser in recent years may have had on the Adviser’s available resources to provide services to the Portfolios.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, both before and after fees for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2012 (“relevant periods”) and versus each Portfolio’s benchmark index, after fees, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2012. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Lipper. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlays can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in order to provide the desired risk/return trade-off for private client accounts. The Directors also noted the Adviser’s continued efforts to enhance the Overlay Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolios to the Adviser for calendar years 2010 and 2011, which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s

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subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 25, 2012 Board meeting from the independent consultant who reviewed the Adviser’s methods of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the July 25, 2012 Board meeting, the Directors received a presentation from an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein fund complex generally, and a presentation from the Adviser concerning certain of its views on economies of scale with respect to the Portfolios. After reviewing the profitability and economies of scale information provided by the Adviser and the independent consultant, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, the Portfolios’ breakpoint arrangements as currently in effect as described below, expense caps and waivers on select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account not only the advisory fees payable by the Portfolios, but also so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser, and brokerage commissions paid by certain Portfolios to brokers affiliated with the

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Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, and in light of the Adviser’s agreement to continue to voluntarily waive the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios by an amount equal to 0.05% per annum of the respective net assets of these Portfolios through October 31, 2013, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below:

Advisory Fee Schedule
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

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Advisory Fee Schedule
Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion

International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% of assets in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion

Overlay A Portfolio	0.90% of assets

Tax-Aware Overlay A Portfolio	0.90% of assets

Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay C Portfolio	0.65% of assets

Tax-Aware Overlay N Portfolio	0.65% of assets

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

1	The Senior Officer’s evaluation was completed on October 4, 2012 and discussed with the Board on October 16 and 25, 2012.

2

Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

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3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
Tax-Managed International Portfolio	First $1 billion Next $3 billion Next $2 billion Next $2 billion Next $2 billion On the balance	0.925 0.850 0.800 0.750 0.650 0.600	% % % % % %
The Adviser is extending its 5 basis points advisory fee waiver through October 31, 2013

3	Jones v. Harris at 1427.

4	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	89

Portfolio	Advisory Fee Based on % of Average Daily Net Assets
International Portfolio	First $1 billion Next $3 billion Next $2 billion Next $2 billion On the balance	0.925 0.850 0.800 0.750 0.650	% % % % %
The Adviser is extending its 5 basis points advisory fee waiver through October 31, 2013

Emerging Markets Portfolio	First $1 billion Next $1 billion Next $1 billion Next $3 billion On the balance	1.175 1.050 1.000 0.900 0.850
The Adviser is extending its 5 basis points advisory fee waiver through October 31, 2013

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

	First $750 million On the balance	0.450 0.400	% %

Intermediate Duration Portfolio Diversified Municipal Portfolio	First $1 billion Next $2 billion Next $2 billion Next $2 billion On the balance	0.500 0.450 0.400 0.350 0.300	% % % % %

California Municipal Portfolio New York Municipal Portfolio	First $1 billion Next $2 billion Next $2 billion On the balance	0.500 0.450 0.400 0.350	% % % %

The Portfolios’ net assets on September 30, 2012 and September 30, 2011 are set forth below:

Portfolio	09/30/12 Net Assets ($MM)	09/30/11 Net Assets ($MM)	Change ($MM)
Tax-Managed International Portfolio	$3,456.1	$3,590.7	-$ 134.6
International Portfolio	$1,497.0	$1,508.5	-$ 11.5
Emerging Markets Portfolio	$1,240.9	$1,250.0	-$ 9.1
U.S. Government Short Duration Portfolio	$ 109.3	$ 130.6	-$ 21.3
Short Duration Plus Portfolio	$ 625.3	$ 727.6	-$ 102.2
Intermediate Duration Portfolio	$4,826.1	$5,197.1	-$ 371.0
Short Duration California Municipal Portfolio	$ 99.9	$ 119.1	-$ 19.2
Short Duration Diversified Municipal Portfolio	$ 394.6	$ 418.0	-$ 23.4
Short Duration New York Municipal Portfolio	$ 133.2	$ 158.6	-$ 25.3

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Portfolio	09/30/12 Net Assets ($MM)	09/30/11 Net Assets ($MM)	Change ($MM)
California Municipal Portfolio	$1,132.5	$1,113.5	$ 19.0
Diversified Municipal Portfolio	$5,670.5	$5,558.1	$112.4
New York Municipal Portfolio	$1,837.6	$1,830.5	$ 7.1

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in percentage terms of the advisory fee schedule changes made since October 2004 for each Portfolio. The estimated fees are based on September 30, 2012 net assets:

Effective Advisory Fees based on October 2004 Fee Schedule vs. Current Fee Schedule
Portfolio	October 2004	Current	Difference
Tax-Managed International Portfolio	0.929%	0.822%[5]	-0.107%
International Portfolio	0.967%	0.850%[5]	-0.117%
Emerging Markets Portfolio	1.226%	1.101%[5]	-0.125%
U.S. Government Short Duration Portfolio	0.500%	0.450%	-0.050%
Short Duration Plus Portfolio	0.500%	0.450%	-0.050%
Intermediate Duration Portfolio	0.460%	0.441%	-0.019%
Short Duration California Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	-0.050%
California Municipal Portfolio	0.494%	0.494%	0.000%
Diversified Municipal Portfolio	0.459%	0.429%	-0.030%
New York Municipal Portfolio	0.477%	0.477%	-0.000%

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ended March 31, 2012:

Portfolio	Semi-Annual Period Ending 03/31/12 Total Expense Ratio[6]
Tax-Managed International Portfolio	Private Client Class A Class B Class C	1.11 2.20 3.11 3.05	% % % %

International Portfolio	Private Client Class A Class B Class C	1.16 1.90 2.70 2.64	% % % %

Emerging Markets Portfolio	Private Client	1.45%

5	The estimated total expense ratio includes the 5 basis points advisory fee waiver effective through October 31, 2013.
6	Annualized.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	91

Portfolio	Semi-Annual Period Ending 03/31/12 Total Expense Ratio
U.S. Government Short Duration Portfolio	Private Client	0.66%

Short Duration Plus Portfolio	Private Client Class A Class B Class C	0.61 0.94 1.74 1.68	% % % %

Intermediate Duration Portfolio	Private Client	0.57%

Short Duration California Municipal Portfolio	Private Client	0.66%

Short Duration Diversified Municipal Portfolio	Private Client	0.59%

Short Duration New York Municipal Portfolio	Private Client	0.64%

California Municipal Portfolio	Private Client Class A Class B Class C	0.63 0.89 1.59 1.59	% % % %

Diversified Municipal Portfolio	Private Client Class A Class B Class C	0.56 0.78 1.53 1.49	% % % %

New York Municipal Portfolio	Private Client Class A Class B Class C	0.61 0.85 1.60 1.56	% % % %

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes

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that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.7 Inaddition to the relevant AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2012 net assets.8

Portfolio	Net Assets 09/30/12 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$3,456.1	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.408%	0.822%

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	93

Portfolio	Net Assets 09/30/12 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
International Portfolio	$1,497.0	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.419%	0.850%

Emerging Markets Portfolio	$1,240.9	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.808%	1.101%

U.S. Government Short Duration Portfolio[9]	$109.3	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.214%	0.450%

Short Duration Plus Portfolio	$625.3	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.141%	0.450%

Intermediate Duration Portfolio	$4,826.1	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.441%

Short Duration California Municipal Portfolio	$99.9	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.220%	0.450%

9	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Bank of America/Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

94	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio	Net Assets 09/30/12 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Short Duration Diversified Municipal Portfolio	$394.6	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.159%	0.450%

Short Duration New York Municipal Portfolio	$133.2	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.203%	0.450%

California Municipal Portfolio	$1,132.5	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.196%	0.494%

Diversified Municipal Portfolio	$5,670.5	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.429%

New York Municipal Portfolio	$1,837.6	Intermediate Duration New York Municipal 0 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.477%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the differences between the advisory fees charged to the Portfolios and the fees charged to their corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.10 The result of that comparison was discussed with the Board of Directors.

10	Group peers selected by Lipper from the 2012 Lipper 15(c) Report.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	95

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory fee schedules of most ABMF funds in existence at the time of the settlement were affected by the AoD, which contemplate eight categories with almost all of the ABMF funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are the effective advisory fees of the Portfolios based on the investment advisory fees schedules of the ABMF funds and what would have been the effective advisory fees of the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios based on the Portfolios’ September 30, 2012 net assets:

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.722%	0.822%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.850%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.101%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.476%	0.441%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

96	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.494%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.416%	0.429%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.477%

Set forth below are the advisory fee schedules of certain ABMF funds, which have a somewhat similar investment style as certain Portfolios and do not follow the NYAG categories. Also set forth below are what would have been the effective advisory fees of the Portfolios had the ABMF fee schedules been applicable to the Portfolios based on the Portfolios’ September 30, 2012 net assets:

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
International Portfolio	International Discovery Equity Portfolio	100bp on 1st $1 billion 95bp on next $1 billion 90 bp on next $1 billion 85bp on the balance	0.983%	0.850%

	International Focus 40 Portfolio	100bp on 1st $1 billion 95bp on next $1 billion 90 bp on next $1 billion 85bp on the balance	0.983%	0.850%

Emerging Markets Portfolio	Emerging Markets Multi-Asset Portfolio	100bp on 1st $1 billion 95bp on next $1 billion 90 bp on next $1 billion 85bp on the balance	0.990%	1.101%

Emerging Markets Portfolio	Emerging Markets Equity Portfolio	117.5 bp on 1st $1 billion 105 bp on next $1 billion 100 bp on next $1 billion 90 bp on next $3 billion 85 bp on the balance	1.151%	1.101%

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	97

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Intermediate Duration Portfolio	Sanford C. Bernstein Fund II, Inc. (“SCB II”)—Intermediate Duration Institutional Portfolio[11]	50 bp on 1st 1 billion 45 bp on the balance	0.500%	0.500%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[12]
Emerging Markets Portfolio	Emerging Markets Growth Class A Class I (Institutional)	1.70% 0.90%

	Emerging Markets Value Class A Class I (Institutional)	1.75% 0.95%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	Distributor	Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Stock Fund F / FB13,[14]	Nomura Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Equity Fund[13,14]	Sumitomo Trust Bank	0.800%

11	It should be noted that SCB II’s fund expenses are capped at 0.45%.

12	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.
13	The ITM fund is privately placed or institutional.

14	The ITM fund is a fund of funds and charges a fee in addition to the AllianceBernstein fee.

98	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio	ITM Mutual Fund	Distributor	Fee
	AllianceBernstein Emerging Markets Growth Stock A / B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2012 net assets:

Portfolio	Sub-Advised Fund	Sub-Advised Fund Fee Schedule	Sub-Advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
International Portfolio	Client #1	0.75% on the first $50million 0.60% on the next $15 million 0.50% on the next $70 million 0.40% on the balance	0.418%	0.850%

	Client #2	0.60% of average daily net assets	0.600%	0.850%

	Client #3	0.35% on the first $1 billion 0.325 % on the balance	0.342%	0.850%

Emerging Markets Portfolio	Client #4	0.75% on the first $50 million 0.55% on the next $50 million 0.50% on the next $300 million 0.45% on the balance	0.478%	1.101%

Intermediate Duration Portfolio	Client #5	0.29% on first $100 million 0.20% thereafter	0.202%	0.441%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	99

to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship investment related services for a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment services.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.15 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee,16 estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)17 and the Portfolio’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers. Consequently, Lipper expanded the EGs of the Portfolios to include peers with a different load type,18 and for certain Portfolios, a similar but not the same Lipper investment objective/classification. However, because Lipper had

15	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

16	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

17	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.
18	At the request of the Senior Officer and the Adviser, the EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end and no-load.

100	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

expanded the EGs of the Portfolios, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”) were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment objective/classification and load type. A “normal” EU will include all funds that have the same investment classification/objective and load type as the subject Portfolio.19

Contractual management fees on a pro-forma basis are also shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio to show the effect of the 5 basis points investment advisory fee waiver on the Portfolios’ comparisons to their Lipper peers.

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Tax-Managed International Portfolio	0.872	0.803	10/15
Pro-forma	0.822	0.803	9/15

International Portfolio[20]	0.901	0.853	15/20
Pro-forma	0.851	0.853	11/20

Emerging Markets Portfolio	1.152	1.159	9/18
Pro-forma	1.102	1.159	9/18

U.S. Government Short Duration Portfolio	0.450	0.454	7/16

Short Duration Plus Portfolio	0.450	0.450	8/17
Intermediate Duration Portfolio	0.441	0.468	6/15
Short Duration California Municipal Portfolio[20]	0.450	0.450	5/9
Short Duration Diversified Municipal Portfolio	0.450	0.450	7/13
Short Duration New York Municipal Portfolio[20]	0.450	0.450	5/9
California Municipal Portfolio[20]	0.493	0.483	8/14
Diversified Municipal Portfolio	0.430	0.430	8/15
New York Municipal Portfolio[20]	0.477	0.464	8/13

Set forth below is a comparison of the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and EU. The Portfolios’ rankings are also shown.

Total expense ratios on a pro-forma basis are shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio to show the effect of the 5 basis points investment advisory fee waiver on the Portfolios’ total expense ratios.

19	Except for asset (size) comparability, Lipper uses the same EG criteria when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

20	Lipper expanded the Portfolio’s EG with respect to investment classification/objective.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	101

Portfolio	Expense Ratio (%)[21]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Tax-Managed International Portfolio[22]	1.138	1.133	10/15	1.232	205/522
Pro-forma	1.088	1.133	8/15	1.232	181/522

International Portfolio[22]	1.182	1.244	8/20	1.232	233/522
Pro-forma	1.133	1.244	7/20	1.232	201/522

Emerging Markets Portfolio	1.445	1.525	7/18	1.481	104/235
Pro-forma	1.396	1.525	6/18	1.481	92/235

U.S. Government Short Duration Portfolio	0.640	0.744	4/16	0.706	19/51
Short Duration Plus Portfolio	0.598	0.724	5/17	0.635	58/140
Intermediate Duration Portfolio	0.557	0.743	2/15	0.699	98/340
Short Duration California Municipal Portfolio[22]	0.633	0.633	5/9	0.620	10/16
Short Duration Diversified Municipal Portfolio	0.616	0.602	8/13	0.593	35/57
Short Duration New York Municipal Portfolio[22]	0.614	0.614	5/9	0.620	8/16
California Municipal Portfolio[22]	0.625	0.744	4/14	0.680	37/115
Diversified Municipal Portfolio	0.556	0.602	6/15	0.635	32/97
New York Municipal Portfolio[22]	0.606	0.750	3/13	0.680	33/115

Based on this analysis, considering pro-forma information where possible, 10 of the 18 Portfolios have a more favorable ranking on a total expense ratio basis than on a contractual management fee basis; 2 of the 18 Portfolios have a more favorable ranking on a contractual management fee basis than on a total expense ratio basis; 6 of the 18 Portfolios have equally favorable rankings on a contractual management fee and total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice

21	The total expense ratios are for the most recently completed fiscal year Private Client Class.

22	Lipper expanded the Portfolio’s EG/EU with respect to investment classification/objective under standard Lipper guidelines.

102	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of Tax-Managed International Portfolio and International Portfolio, the Adviser’s profitability, excluding administrating and servicing fees increased for the Portfolios during calendar year 2011, relative to 2010.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the Fixed-Income Portfolios a fee of 0.10% of average daily assets and the Equity Portfolios a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2011:23

Portfolio	Shareholder Serving Agreement Fee
Tax-Managed International Portfolio	$11,785,124
International Portfolio	$5,039,884
Emerging Markets Portfolio	$4,558,406
U.S. Government Short Duration Portfolio	$149,555
Short Duration Plus Portfolio	$624,052
Intermediate Duration Portfolio	$5,261,269
Short Duration California Municipal Portfolio	$127,326
Short Duration Diversified Municipal Portfolio	$515,306
Short Duration New York Municipal Portfolio	$200,954
California Municipal Portfolio	$1,059,794
Diversified Municipal Portfolio	$4,991,204
New York Municipal Portfolio	$1,652,024

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and for all share classes of the

23	The Shareholder Servicing Agreement does not apply to the Retail Class shares of the Portfolios.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	103

Portfolios, commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certa1in of the Portfolios have retail class shares. As of September 30, 2012, with respect to Tax-Managed International Portfolio and International Portfolio, the retail classes make up a small percentage of each of those Portfolios’ total net assets:

Portfolio	09/30/12 Total Retail as % of Net Assets
Tax-Managed International Portfolio	0.06%
International Portfolio	0.64%
Short Duration Plus Portfolio	12.19%
California Municipal Portfolio	12.31%
Diversified Municipal Portfolio	17.30%
New York Municipal Portfolio	18.38%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $17 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2011:

Portfolio	Amount Received
Tax-Managed International Portfolio	$208
International Portfolio	$331
Short Duration Plus Portfolio	$3,509
California Municipal Portfolio	$79
Diversified Municipal Portfolio	$409
New York Municipal Portfolio	$619

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2011:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$23,738	$286
International Portfolio	$106,659	$1,473
Short Duration Plus Portfolio	$502,210	$19,154

104	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio	12b-1 Fee Received	CDSC Received
California Municipal Portfolio	$351,531	$18,418
Diversified Municipal Portfolio	$2,188,673	$151,823
New York Municipal Portfolio	$1,116,101	$63,999

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios in the most recently completed fiscal year:24

Portfolio	ABIS Fee
Tax-Managed International Portfolio	$17,982
International Portfolio	$21,151
Short Duration Plus Portfolio	$40,107
California Municipal Portfolio	$18,000
Diversified Municipal Portfolio	$46,423
New York Municipal Portfolio	$24,769

The Portfolios did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB& Co.”), and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and therefore did not pay commissions for such transactions during the Portfolios’ most recently completed fiscal year.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client

24	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balances that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account. However, due to lower average balances and interest rates during the Portfolios’ most recently completed fiscal year, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	105

withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,25 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli26 study on advisory fees and various fund characteristics.27 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.28 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.

25	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.
26	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

27	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

28	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

106	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $411 billion as of August 31, 2012, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios29 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)30 for the periods ended July 31, 2012.31 Also shown are the gross performance rankings of the Portfolios.

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed International Portfolio
1 year	-16.02	-8.39	-11.68	4/4	206/224
3 year	0.21	7.16	4.37	4/4	181/190
5 year	-9.99	-3.56	-4.65	4/4	146/148
10 year	4.20	7.04	6.99	4/4	60/60

International Portfolio
1 year	-16.15	-12.43	-11.68	5/6	207/224
3 year	0.23	4.05	4.37	5/6	180/190
5 year	-9.83	-5.31	-4.65	6/6	144/148
10 year	4.47	6.70	6.99	4/4	59/60

Emerging Markets Portfolio
1 year	-18.66	-12.40	-14.26	18/18	309/382
3 year	4.82	8.39	7.69	17/18	208/251
5 year	-2.69	0.25	-0.67	17/17	129/163
10 year	16.91	16.91	15.71	7/13	29/95

U.S. Government Short Duration Portfolio
1 year	1.18	1.70	1.67	11/16	49/65
3 year	2.12	2.53	2.64	12/16	45/59
5 year	3.22	3.37	3.61	11/15	40/54
10 year	3.17	3.35	3.37	9/13	31/48

29	The gross performance returns are for the Private Client class shares of the Portfolios.

30	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

31	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	107

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Short Duration Plus Portfolio
1 year	1.25	2.59	2.80	17/17	188/193
3 year	3.05	4.45	4.25	17/17	144/164
5 year	2.39	4.44	4.13	15/15	127/143
10 year	2.98	4.06	3.93	11/11	77/86
Intermediate Duration Portfolio
1 year	6.86	8.53	8.13	14/15	415/475
3 year	9.03	9.01	8.82	7/15	168/414
5 year	7.76	8.13	7.60	10/15	145/341
10 year	6.48	6.82	6.33	10/12	98/232

Short Duration California Municipal Portfolio
1 year	1.63	5.20	3.95	7/7	11/15
3 year	2.03	5.04	4.03	6/6	9/13
5 year	2.92	4.88	4.64	6/6	9/12
10 year	2.74	4.13	4.13	4/4	6/6

Short Duration Diversified Municipal Portfolio
1 year	2.28	2.36	2.36	8/13	40/73
3 year	2.30	2.64	2.64	8/11	38/55
5 year	3.09	3.33	3.33	8/11	29/45
10 year	2.88	3.02	3.16	5/7	20/30

Short Duration New York Municipal Portfolio
1 year	1.89	2.46	5.08	3/3	6/6
3 year	2.05	2.26	4.45	3/3	5/5
5 year	2.94	3.35	4.90	3/3	5/5
10 year	2.83	3.13	4.04	3/3	5/5

California Municipal Portfolio
1 year	6.84	9.52	9.26	6/6	21/28
3 year	6.09	7.14	7.06	5/6	22/25
5 year	5.52	5.94	5.62	6/6	19/23
10 year	4.52	4.87	4.65	4/5	15/21

Diversified Municipal Portfolio
1 year	6.31	9.25	8.99	15/15	118/137
3 year	5.47	7.20	7.10	15/15	94/98
5 year	5.49	6.26	6.16	12/13	69/85
10 year	4.52	5.25	5.07	12/12	55/59

108	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
New York Municipal Portfolio
1 year	6.19	8.37	8.39	5/5	20/21
3 year	5.43	6.61	6.61	5/5	18/19
5 year	5.44	5.95	5.96	5/5	14/17
10 year	4.56	4.83	4.86	4/4	14/15

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)32 versus their benchmarks.33

	Periods Ending July 31, 2012 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	-16.97	-0.92	-11.00	2.99	5.00
MSCI EAFE Index[34]	-11.45	3.31	-5.61	6.36	5.31
Inception Date: June 22,1992

International Portfolio	-17.14	-0.94	-10.89	3.21	1.47
MSCI EAFE Index	-11.45	3.31	-5.61	6.36	2.19
Inception Date: April 30, 1999

Emerging Markets Portfolio	-19.83	3.32	-4.10	15.10	7.54
MSCI Emerging Markets Index	-13.93	6.63	-0.73	15.21	N/A
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	0.53	1.47	2.54	2.43	4.67
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.76	1.64	3.14	2.92	N/A
Inception Date: January 3, 1989

Short Duration Plus Portfolio	0.64	2.43	1.76	2.31	4.76
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.76	1.64	3.14	2.92	N/A
Inception Date: December 12, 1988

32	The net performance returns shown in the table are for the Private Client Class shares of the Portfolios.

33	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2012.

34	Benchmark since inception performance is as of the closest month end after the Portfolio’s actual inception date.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	109

	Periods Ending July 31, 2012 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Intermediate Duration Portfolio	6.26	8.45	7.16	5.87	6.86
Barclays Capital U.S. Aggregate Bond Index	7.25	6.85	6.91	5.65	7.27
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	0.98	1.38	2.24	2.00	2.86
Barclays Capital 1 Year Municipal Bond Index[34]	0.99	1.50	2.75	2.45	3.47
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	1.65	1.67	2.45	2.21	3.11
Barclays Capital 1 Year Municipal Bond Index[34]	0.99	1.50	2.75	2.45	3.47
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	1.26	1.42	2.30	2.13	2.94
Barclays Capital 1 Year Municipal Bond Index[34]	0.99	1.50	2.75	2.45	3.47
Inception Date: October 3, 1994

California Municipal Portfolio	6.18	5.42	4.87	3.86	4.95
Barclays Capital 5 Year GO Municipal Index[34]	4.60	4.80	5.80	4.50	5.59
Inception Date: August 6, 1990

Diversified Municipal Portfolio	5.72	4.88	4.90	3.92	5.15
Barclays Capital 5 Year GO Municipal Index[34]	4.60	4.80	5.80	4.50	5.67
Inception Date: January 9, 1989

New York Municipal Portfolio	5.55	4.80	4.80	3.92	5.17
Barclays Capital 5 Year GO Municipal Index[34]	4.60	4.80	5.80	4.50	5.67
Inception Date: January 9, 1989

34	Benchmark since inception performance is as of the closest month end after the Portfolio’s actual inception date.

110	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Fixed Income Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to the Equity Portfolios, the Portfolios’ investment advisory fees, with the five basis point waiver, are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 12, 2012

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	111

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Emerging Markets Equity Portfolio

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

112	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	113

NOTES

114	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

NOTES

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	115

NOTES

116	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IPTIP-0152-0313

SEMI-ANNUAL REPORT

AllianceBernstein

Short Duration Portfolio

March 31, 2013

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 17, 2013

Semi-Annual Report

To Our Shareholders,

On the following pages, you will find the 2013 Semi-Annual Report for the AllianceBernstein Short Duration Portfolio* (the “Portfolio”). The Portfolio is a portfolio of the Sanford C. Bernstein Fund, Inc. The Semi-Annual report covers the six-month period ended March 31, 2013 and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolio and a listing of the Portfolio’s holdings as of the period end.

Global equity and bond markets advanced during the 12-month period, driven largely by improved investor sentiment and a greater willingness on the part of investors to take risk. The determination to address the European sovereign debt crisis shown by European Union leaders, the U.S. Government compromise surrounding the fiscal cliff, and continued monetary easing by the U.S. Federal Reserve, the European Central Bank and Bank of Japan all contributed to investors’ increased confidence.

Despite some setbacks along the way, the U.S. stock market has recovered to its pre-2008 financial crisis high, and, in our view, the global stock market is not far behind. Taking a long-term view, we continue to believe that stocks are reasonably valued and the opportunity to deliver outperformance with active management remains large. Meanwhile, bond yields have crept up but remain near historic lows, depressing returns for municipal and taxable bonds recently. We believe that bond yields are likely to rise slowly and are positioning your Portfolio accordingly.

Should you have any questions about your investments in the Portfolio, please contact AllianceBernstein at (800) 227-4618 or visit www.alliancebernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolio.

Sincerely,

Dianne F. Lob

President

Sanford C. Bernstein Fund, Inc.

*	This performance discussion is intended as a general market commentary and does not pertain specifically to the performance of the Portfolio.

Investment Objective and Policies

The Portfolio seeks to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio invests at least 80% of its total assets in securities rated A or better by national ratings agencies (or, if unrated, determined by AllianceBernstein L.P. (the “Adviser”) to be of comparable quality) and comparably rated commercial paper and notes. The Portfolio may pur-

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	1

chase many types of securities, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, loan participations and preferred stock, as well as others. The Portfolio also may invest up to 20% of its total assets in foreign fixed-income securities in developed or emerging market countries. The Portfolio may invest up to 20% of its fixed-income securities rated BB or B by national rating agencies, which are not investment grade (commonly known as “junk bonds”).

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average time to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

In managing the Portfolio, the Adviser may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolio when the Adviser expects interest rates to rise and modestly lengthen its average duration when the Adviser anticipates that interest rates will fall.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may also invest in derivatives, such as options, futures, forwards and swaps. The Portfolio also may invest up to 20% of its assets in structured products, which have characteristics of futures, options, currencies, and securities. The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies.

2	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Bank of America Merrill Lynch® (“BofA ML”) 1-3 Year U.S. Treasury Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BofA ML 1-3 Year U.S. Treasury Index represents the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market with a remaining term to final maturity of 1-3 years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility, due to such factors as specific corporate developments, interest rate sensitivity, negative perception of the junk bond market generally and less secondary market liquidity.

Riskier than a Money-Market Fund: The Portfolio is invested in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio’s assets is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

emerging-market countries, where there may be an increased amount of economic, political and social instability.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Portfolio’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

(unaudited)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2013	NAV Returns
	6 Months	12 Months
AllianceBernstein Short Duration Portfolio
Class A	-0.28%	0.21%

Class B*	-0.44%	0.03%

Class C	-0.37%	0.13%

BofA ML 1-3 Year U.S. Treasury Index	0.18%	0.64%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2013
	NAV Returns	SEC Returns	SEC Yields*

Class A Shares			-0.11%
1 Year	0.21%	-4.06%
5 Years	1.56%	0.68%
Since Inception**	1.61%	1.16%

Class B Shares			-0.83%
1 Year	0.03%	-2.96%
5 Years	0.93%	0.93%
Since Inception**(a)	1.17%	1.17%

Class C Shares			-0.83%
1 Year	0.13%	-0.87%
5 Years	0.98%	0.98%
Since Inception**	0.96%	0.96%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2013)

Class A Shares
1 Year		-4.06%
5 Years		0.68%
Since Inception**		1.16%

Class B Shares
1 Year		-2.96%
5 Years		0.93%
Since Inception**(a)		1.17%

Class C Shares
1 Year		-0.87%
5 Years		0.98%
Since Inception**		0.96%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.94%, 1.78% and 1.72% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2013.

**	Inception date: 5/21/2003.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

6	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$997.20	$4.63	0.93%
Hypothetical**	$1,000	$1,020.29	$4.68	0.93%
Class B
Actual	$1,000	$995.60	$6.32	1.27%
Hypothetical**	$1,000	$1,018.60	$6.39	1.27%
Class C
Actual	$1,000	$996.30	$5.57	1.12%
Hypothetical**	$1,000	$1,019.35	$5.64	1.12%
*	Expenses are equal to each classes’ annualized expense ratio, shown in the table above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	7

Fund Expenses

PORTFOLIO SUMMARY

March 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $523.4

*	All data are as of March 31, 2013. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also invests in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Portfolio of Investments” section of the report for additional details).

8	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio Summary

PORTFOLIO OF INVESTMENTS

March 31, 2013 (unaudited)

		Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THROUGHS – 38.0%
Agency Fixed Rate 15-Year – 19.2%
Federal Home Loan Mortgage Corp. Gold 3.50%, 7/01/27	U.S.$	5,180	$5,523,338
4.50%, 6/01/25		3,864	4,118,247
5.00%, 7/01/25		1,772	1,900,475
6.50%, 3/01/26		5,870	6,047,517
Series 2011 3.50%, 6/01/26		3,437	3,626,799
Federal National Mortgage Association 3.00%, TBA		9,165	9,635,780
3.50%, 3/01/26-2/01/27		27,123	28,852,357
6.00%, 12/01/21		38	41,613
Series 2000 7.50%, 3/01/15		24	25,160
Series 2001 6.00%, 11/01/16-12/01/16		241	255,739
Series 2002 6.00%, 2/01/17		204	216,654
8.00%, 7/01/17		65	68,059
Series 2010 3.00%, 1/01/26		9,926	10,539,789
Series 2012 3.00%, 12/01/22-8/01/27		28,000	29,637,648

			100,489,175

Agency ARMs – 15.0%
Federal Home Loan Mortgage Corp. 2.021%, 8/01/42(a)		5,688	5,902,957
2.471%, 7/01/42(a)		7,116	7,382,770
2.978%, 6/01/37(a)		6,683	7,188,457
Series 2005 2.883%, 5/01/35(a)		1,193	1,273,869
Federal National Mortgage Association 2.128%, 8/01/42(a)		4,739	4,917,385
2.252%, 8/01/42(a)		3,887	4,042,913
2.384%, 6/01/42(a)		3,159	3,292,891
2.414%, 1/01/36(a)		1,363	1,458,167
2.442%, 5/01/42(a)		5,312	5,539,812
2.501%, 6/01/42(b)		5,217	5,444,973
2.659%, 8/01/42(a)		6,757	7,082,831
2.662%, 8/01/42(a)		7,369	7,724,739
2.732%, 6/01/42(a)		7,821	8,198,858
Series 2003 2.81%, 12/01/33(a)		261	280,333
Series 2005 2.356%, 2/01/35(b)		1,577	1,688,970
3.082%, 10/01/35(a)		2,059	2,197,855

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	9

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2006 2.534%, 1/01/36(a)	U.S.$	2,975	$3,177,105
3.082%, 7/01/36(a)		938	1,002,589
Series 2007 1.934%, 1/01/37(b)		9	9,933
Series 2009 2.729%, 7/01/38(a)		694	744,413

			78,551,820

Agency Fixed Rate 30-Year – 3.8%
Federal Home Loan Mortgage Corp. Gold Series 2009 5.50%, 10/01/39		2,344	2,543,993
Federal National Mortgage Association 4.50%, 8/01/39-4/01/41		4,300	4,733,630
5.50%, TBA		5,375	5,862,109
6.00%, 2/01/37-10/01/38		5,608	6,153,399
Series 2010 6.00%, 4/01/40		488	535,664
Government National Mortgage Association Series 2002 7.50%, 3/15/32		192	238,684

			20,067,479

Total Mortgage Pass-Throughs (cost $198,366,606)			199,108,474

ASSET-BACKED SECURITIES – 15.6%
Autos-Fixed Rate – 9.0%
Ally Auto Receivables Trust Series 2010-1, Class B 3.29%, 3/15/15(c)		3,595	3,668,349
Series 2012-1, Class A2 0.71%, 9/15/14		615	614,957
Series 2012-A, Class C 2.40%, 11/15/17(c)		1,455	1,507,678
Ally Master Owner Trust Series 2011-3, Class A2 1.81%, 5/15/16		1,605	1,627,651
AmeriCredit Automobile Receivables Trust Series 2012-2, Class A3 1.05%, 10/11/16		2,140	2,152,784
Series 2012-4, Class A2 0.49%, 4/08/16		2,255	2,254,960
Series 2013-1, Class A2 0.49%, 6/08/16		1,293	1,293,228
ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(c)		1,180	1,179,934

10	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(c)	U.S.$	1,095	$1,117,374
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16		990	998,747
Series 2012-1, Class C 2.09%, 7/17/17		1,825	1,873,675
Capital Auto Receivables Asset Trust Series 2013-1, Class A2 0.62%, 7/20/16		1,113	1,112,147
Fifth Third Auto Trust Series 2013-A, Class A3 0.61%, 9/15/17		1,044	1,043,972
Ford Auto Securitization Trust Series 2013-R1A, Class A1 1.485%, 12/15/14(c)	CAD	1,149	1,131,012
Ford Credit Auto Lease Trust Series 2012-B, Class A2 0.54%, 11/15/14	U.S.$	1,750	1,750,647
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16		3,430	3,437,894
Series 2013-1, Class A1 0.85%, 1/15/18		1,380	1,378,513
Hertz Vehicle Financing LLC Series 2009-2A, Class A2 5.29%, 3/25/16(c)		3,421	3,693,483
Series 2013-1A, Class A2 1.83%, 8/25/19(c)		2,125	2,124,754
Hyundai Auto Lease Securitization Trust Series 2013-A, Class A3 0.66%, 6/15/16(c)		1,442	1,441,300
Mercedes-Benz Auto Lease Trust Series 2011-B, Class A2 0.90%, 1/15/14(c)		257	256,615
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(c)		2,350	2,350,456
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(c)		1,723	1,724,956
Nissan Auto Lease Trust Series 2012-A, Class A2A 0.68%, 7/15/14		1,053	1,054,202
Series 2012-B, Class A2A 0.45%, 6/15/15		793	792,509
Nissan Auto Receivables Owner Trust Series 2010-A, Class A3 0.87%, 7/15/14		426	426,582

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Porsche Innovative Lease Owner Trust Series 2011-1, Class A2 0.92%, 2/20/14(c)	U.S.$	64	$63,897
Santander Drive Auto Receivables Trust Series 2012-6, Class A2 0.47%, 9/15/15		1,280	1,279,827
SMART Trust/Australia Series 2012-4US, Class A2A 0.67%, 6/14/15		1,070	1,070,623
Volkswagen Auto Loan Enhanced Trust Series 2012-1, Class A2 0.61%, 10/20/14		763	763,523
World Omni Automobile Lease Securitization Trust Series 2012-A, Class A3 0.93%, 11/16/15		1,730	1,738,392

			46,924,641

Credit Cards-Fixed Rate – 4.0%
American Express Credit Account Master Trust Series 2012-2, Class A 0.68%, 3/15/18		3,110	3,117,466
Chase Issuance Trust Series 2013-A1, Class A1 1.30%, 2/18/20		3,015	3,030,260
Citibank Credit Card Issuance Trust Series 2005-A9, Class A9 5.10%, 11/20/17		2,655	2,966,593
Discover Card Master Trust Series 2012-A1, Class A1 0.81%, 8/15/17		927	932,630
Series 2012-A3, Class A3 0.86%, 11/15/17		951	956,327
Dryrock Issuance Trust Series 2012-2, Class A 0.64%, 8/15/18		1,750	1,748,203
GE Capital Credit Card Master Note Trust Series 2012-1, Class A 1.03%, 1/15/18		3,585	3,617,896
Series 2012-6, Class A 1.36%, 8/17/20		1,675	1,690,215
Series 2012-7, Class A 1.76%, 9/15/22		1,445	1,435,926
World Financial Network Credit Card Master Trust
Series 2012-B, Class A 1.76%, 5/17/21		965	981,870
Series 2013-A, Class A 1.61%, 12/15/21		610	611,975

			21,089,361

12	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Autos-Floating Rate – 1.1%
Ally Master Owner Trust Series 2011-4, Class A1 1.003%, 9/15/16(b)	U.S.$	1,585	$1,597,934
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.603%, 9/15/17(b)(c)		1,544	1,546,116
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.693%, 6/20/17(b)		2,340	2,350,546

			5,494,596

Other ABS-Fixed Rate – 0.7%
CIT Canada Equipment Receivables Trust Series 2012-1A, Class A1 1.705%, 7/22/13(c)	CAD	99	97,201
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15	U.S.$	525	526,329
GE Equipment Transportation LLC Series 2012-1, Class A3 0.99%, 11/23/15		3,175	3,189,615

			3,813,145

Credit Cards-Floating Rate – 0.6%
Gracechurch Card Funding PLC Series 2012-1A, Class A1 0.903%, 2/15/17(b)(c)		1,520	1,532,938
Penarth Master Issuer PLC Series 2012-1A, Class A1 0.773%, 3/18/14(b)(c)		1,692	1,696,404

			3,229,342

Home Equity Loans-Fixed Rate – 0.1%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.86%, 1/25/33		596	609,873
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37(d)(e)		13	– 0	–

			609,873

Home Equity Loans-Floating Rate – 0.1%
HSBC Home Equity Loan Trust Series 2006-1, Class M1 0.483%, 1/20/36(b)		394	378,421

Total Asset-Backed Securities (cost $81,294,550)			81,539,379

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 15.4%
United States – 15.4%
U.S. Treasury Notes 0.125%, 7/31/14	U.S.$	3,505	$3,501,302
0.25%, 9/15/14-2/15/15		8,650	8,652,876
0.375%, 7/31/13		31,215	31,243,031
0.625%, 4/30/13		24,090	24,099,419
3.375%, 7/31/13		13,160	13,303,418

Total Governments – Treasuries (cost $80,754,631)			80,800,046

CORPORATES – INVESTMENT GRADES – 15.1%
Industrial – 8.3%
Capital Goods – 1.0%
Caterpillar Financial Services Corp. 1.375%, 5/20/14		3,555	3,593,408
Eaton Corp. 0.61%, 6/16/14(b)		1,812	1,812,729

			5,406,137

Communications - Media – 0.4%
NBCUniversal Enterprise, Inc. 0.817%, 4/15/16(b)(c)		2,120	2,118,539

Communications - Telecommunications – 2.3%
AT&T, Inc. 0.90%, 2/12/16		1,405	1,404,047
1.40%, 12/01/17		2,035	2,020,861
Cellco Partnership/Verizon Wireless Capital LLC 5.55%, 2/01/14		3,170	3,294,752
Verizon Communications, Inc. 1.25%, 11/03/14		2,645	2,677,671
1.95%, 3/28/14		880	892,536
Vodafone Group PLC 1.25%, 9/26/17		2,015	1,998,878

			12,288,745

Consumer Cyclical - Automotive – 0.6%
Daimler Finance North America LLC 1.25%, 1/11/16(c)		2,890	2,899,898

Consumer Non-Cyclical – 2.8%
AbbVie, Inc. 1.75%, 11/06/17(c)		2,000	2,032,829
Allergan, Inc. 1.35%, 3/15/18		884	887,168
Eli Lilly & Co. 4.20%, 3/06/14		1,885	1,951,601
Gilead Sciences, Inc. 3.05%, 12/01/16		1,880	2,012,299

14	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GlaxoSmithKline Capital, Inc. 4.85%, 5/15/13	U.S.$	1,316	$1,322,982
McKesson Corp. 0.95%, 12/04/15		828	830,266
Novartis Capital Corp. 4.125%, 2/10/14		1,895	1,953,177
PepsiCo, Inc. 0.70%, 2/26/16		1,910	1,910,327
Sanofi 1.625%, 3/28/14		1,835	1,858,339

			14,758,988

Energy – 0.9%
BP Capital Markets PLC 0.70%, 11/06/15		2,210	2,206,263
Chevron Corp. 1.104%, 12/05/17		2,125	2,126,800
ConocoPhillips 4.75%, 2/01/14		471	487,920

			4,820,983

Technology – 0.3%
Oracle Corp. 4.95%, 4/15/13		1,344	1,346,050

			43,639,340

Financial Institutions – 6.4%
Banking – 4.6%
Australia & New Zealand Banking Group Ltd. 0.90%, 2/12/16		1,970	1,975,331
Bank of America Corp. 1.25%, 1/11/16		2,030	2,021,519
Bank of New York Mellon Corp. (The) 0.70%, 3/04/16		1,945	1,938,072
Citigroup, Inc. 1.25%, 1/15/16		2,025	2,022,560
Goldman Sachs Group, Inc. (The) 3.625%, 2/07/16		1,875	1,991,237
ING Bank NV 1.375%, 3/07/16(c)		1,910	1,901,004
JPMorgan Chase & Co. Series G 1.10%, 10/15/15		2,190	2,193,110
KeyBank NA/Cleveland OH 1.65%, 2/01/18		1,122	1,132,157
Manufacturers & Traders Trust Co. 1.45%, 3/07/18		1,925	1,927,394
Morgan Stanley 1.75%, 2/25/16		1,164	1,173,064

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

PNC Funding Corp. 2.70%, 9/19/16	U.S.$	1,890	$1,989,746
Royal Bank of Canada 0.85%, 3/08/16		1,925	1,924,775
UnionBanCal Corp. 5.25%, 12/16/13		1,545	1,595,320

			23,785,289

Finance – 0.5%
General Electric Capital Corp. 0.993%, 4/02/18(b)		2,640	2,640,000

Insurance – 1.3%
Berkshire Hathaway, Inc. 1.55%, 2/09/18		2,005	2,029,896
MetLife Institutional Funding II 0.675%, 1/06/15(b)(c)		2,865	2,868,026
New York Life Global Funding 0.80%, 2/12/16(c)		1,970	1,972,571

			6,870,493

			33,295,782

Utility – 0.4%
Natural Gas – 0.4%
TransCanada PipeLines Ltd. 0.75%, 1/15/16		2,055	2,052,512

Total Corporates – Investment Grades (cost $78,694,898)			78,987,634

COMMERCIAL MORTGAGE-BACKED SECURITIES – 15.0%
Non-Agency Fixed Rate CMBS – 13.4%
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2006-6, Class A2 5.309%, 10/10/45		9	8,858
Commercial Mortgage Pass Through Certificates Series 2012-CR3, Class A1 0.666%, 11/15/45		2,437	2,433,817
Series 2012-CR5, Class A1 0.673%, 12/10/45		1,726	1,722,053
Series 2013-CR6, Class A1 0.719%, 3/10/46		2,653	2,650,748
Series 2013-LC6, Class A1 0.724%, 1/10/46		1,336	1,334,652
Commercial Mortgage Trust Series 2010-C1, Class A1 3.156%, 7/10/46(c)		4,207	4,411,382

16	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2012-CR4, Class A1 0.704%, 10/15/45	U.S.$	2,402	$2,399,370
DBUBS 2011-LC3 Mortgage Trust Series 2011-LC3A, Class A2 3.642%, 8/10/44		3,065	3,311,487
GS Mortgage Securities Corp. II Series 2012-GCJ9, Class A1 0.662%, 11/10/45		2,677	2,674,431
Series 2013-GC10, Class A1 0.696%, 2/10/46		1,625	1,624,778
Gsms 2013-g1 A1 2.059%, 4/10/31(c)		1,375	1,385,593
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class A2 4.302%, 1/15/38		76	76,741
Series 2007-LDPX, Class A2S 5.305%, 1/15/49		6	5,759
Series 2010-C1, Class A1 3.853%, 6/15/43(c)		2,678	2,831,633
Series 2010-C2, Class A1 2.749%, 11/15/43(c)		1,176	1,224,808
Series 2011-C3, Class A1 1.875%, 2/15/46(c)		2,388	2,423,092
Series 2011-C4, Class A1 1.525%, 7/15/46(c)		1,022	1,033,152
Series 2012-C6, Class A1 1.031%, 5/15/45		1,429	1,437,059
Series 2012-CBX, Class A1 0.958%, 6/15/45		2,376	2,380,328
Series 2012-LC9, Class A1 0.67%, 12/15/47		759	757,344
Series 2013-C10, Class A1 0.73%, 12/15/47		1,372	1,369,598
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		1,163	1,179,629
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7, Class A1 0.738%, 2/15/46		2,691	2,679,407
Series 2013-C8, Class A1 0.777%, 12/15/48		2,636	2,637,711
Morgan Stanley Capital I, Inc. Series 2011-C1, Class A1 2.602%, 9/15/47(c)		2,392	2,449,601
Series 2011-C2, Class A1 1.48%, 6/15/44(c)		2,256	2,277,910

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2011-C3, Class A1 2.178%, 7/15/49	U.S.$	1,283	$1,312,788
RBSCF Trust Series 2010-MB1, Class A1 2.367%, 4/15/24(c)		1,944	1,974,488
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A1 0.673%, 12/10/45		1,912	1,909,513
Series 2013-C5, Class A1 0.779%, 3/10/46		2,743	2,743,734
Wells Fargo Commercial Mortgage Trust Series 2012-LC5, Class A1 0.687%, 10/15/45		2,868	2,865,092
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A1 2.501%, 2/15/44(c)		1,019	1,041,390
Series 2012-C10, Class A1 0.734%, 12/15/45		3,461	3,460,084
Series 2012-C9, Class A1 0.673%, 11/15/45		2,935	2,929,250
Series 2013-C11, Class A1 0.799%, 3/15/45		1,356	1,358,045
Series 2013-C12, Class A1 0.735%, 3/15/48		1,837	1,834,757

			70,150,082

Non-Agency Floating Rate CMBS – 1.1%
Commercial Mortgage Pass Through Certificates Series 2007-FL14, Class C 0.503%, 6/15/22(b)(c)		985	916,063
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.673%, 10/15/21(b)(c)		2,000	1,964,562
Series 2007-TFLA, Class A2 0.323%, 2/15/22(b)(c)		835	826,604
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class A2 0.323%, 9/15/21(b)(c)		2,037	2,009,861

			5,717,090

Agency CMBS – 0.5%
Government National Mortgage Association Series 2006-51 0.448%, 8/16/46(f)		5,447	121,255
NCUA Guaranteed Notes Trust Series 2010-C1, Class A1 1.60%, 10/29/20		2,322	2,361,197

			2,482,452

Total Commercial Mortgage-Backed Securities (cost $78,376,531)			78,349,624

18	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.1%
Agency Fixed Rate – 2.1%
Federal Home Loan Mortgage Corp. Series 3948, Class DA 3.00%, 12/15/24	U.S.$	5,240	$5,400,107
Federal National Mortgage Association Series 2010-9, Class EA 3.50%, 1/25/24		2,688	2,799,236
Series 2011-39, Class DA 3.50%, 7/25/24		2,553	2,628,029

			10,827,372

Agency Floating Rate – 0.8%
Freddie Mac Reference REMICs Series R008, Class FK 0.603%, 7/15/23(b)		16	15,714
NCUA Guaranteed Notes Series 2010-R3, Class 1A 0.763%, 12/08/20(b)		4,394	4,419,600

			4,435,314

Non-Agency Floating Rate – 0.2%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.63%, 2/25/42(b)(c)		1,120	938,983

Non-Agency Fixed Rate – 0.0%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36		155	156,688

Total Collateralized Mortgage Obligations (cost $16,536,159)			16,358,357

GOVERNMENTS – SOVEREIGN AGENCIES – 0.7%
Netherlands – 0.7%
Achmea Hypotheekbank NV 0.648%, 11/03/14(b)(c) (cost $3,414,499)		3,415	3,414,990

COVERED BONDS – 0.4%
DNB Boligkreditt AS 1.45%, 3/21/19(c) (cost $1,860,805)		1,865	1,867,746

Total Investments – 103.3% (cost $539,298,679)			540,426,250	(g)
Other assets less liabilities – (3.3)%			(17,016,130)

Net Assets – 100.0%			$523,410,120

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	19

Portfolio of Investments

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	592	June 2013	$130,516,504	$130,508,251	$(8,253)
Sold Contracts
U.S. T-Note 5 Yr Futures	302	June 2013	37,411,578	37,464,515	(52,937)
U.S. T-Note 10 Yr (CBT) Futures	183	June 2013	23,895,788	24,153,141	(257,353)

					$(318,543)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)	In Exchange For (000)	Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC	CAD 1,419	USD 1,381	4/19/13	$(15,097)

(a)	Variable rate coupon, rate shown as of March 31, 2013.

(b)	Floating Rate Security. Stated interest rate was in effect at March 31, 2013.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2013, the aggregate market value of these securities amounted to $71,917,192 or 13.7% of net assets.

(d)	Fair valued by the Adviser.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.00% of net assets as of March 31, 2013, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$13,205	$0	0.00%

(f)	IO – Interest Only

(g)	On March 29, 2013, the Portfolio and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The Portfolio valued its foreign securities using the closing market prices from the respective foreign markets as of March 28, 2013 for financial reporting purposes.

Currency Abbreviations:

CAD – Canadian Dollar

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CMBS – Commercial Mortgage-Backed Securities

NCUA – National Credit Union Administration

REMICs – Real Estate Mortgage Investment Conduits

TBA – To Be Announced

See notes to financial statements.

20	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2013 (unaudited)

Assets
Investments in securities, at value	$540,426,250
Cash in bank(a)	3,853,196
Receivables:
Interest	1,340,161
Investment securities sold	358,811
Capital shares sold	642,939
Margin due from broker on futures contracts	64,390

Total assets	546,685,747

Liabilities
Payables:
Dividends to shareholders	150,297
Investment securities purchased	19,317,982
Capital shares redeemed	3,384,463
Management fee	194,547
Shareholder servicing fee	39,463
Distribution fee	31,109
Transfer Agent fee	14,282
Accrued expenses	128,387
Unrealized depreciation of forward currency exchange contracts	15,097

Total liabilities	23,275,627

Net Assets	$523,410,120

Cost of investments	$539,298,679

Net Assets Consist of:
Capital stock, at par	$44,229
Additional paid-in capital	553,555,586
Distributions in excess of net investment income	(1,754,248)
Accumulated net realized loss on investment transactions	(29,229,382)
Net unrealized appreciation/depreciation of:
Investments and futures transactions	809,028
Foreign currency denominated assets and liabilities	(15,093)

$523,410,120

(a) An amount of $256,830 has been segregated to collateralize margin requirements for open futures contracts outstanding at March 31, 2013 .

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	21

Statement of Assets & Liabilities

Calculation of Maximum Offering Price

Short Duration Plus Class Shares
Net Assets	$453,194,232
Shares of capital stock outstanding	38,295,275

Net asset value and offering price per share	$11.83

Class A Shares
Net Assets	$48,793,391
Shares of capital stock outstanding	4,121,348

Net asset value and redemption price per share	$11.84
Sales charge—4.25% of public offering price	0.53

Maximum offering price	$12.37

Class B Shares
Net Assets	$1,994,688
Shares of capital stock outstanding	168,802

Net asset value and offering price per share	$11.82

Class C Shares
Net Assets	$19,427,809
Shares of capital stock outstanding	1,644,011

Net asset value and offering price per share	$11.82

See notes to financial statements.

22	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2013 (unaudited)

Investment Income
Income:
Interest		$2,788,495
Expenses:
Management fee (see Note 2A)	$1,309,510
Shareholder servicing fee (see Note 2B)	254,024
Custodian fee	83,891
Transfer Agent fee—Non-Retail Class	11,027
Transfer Agent fee—Class A	25,844
Transfer Agent fee—Class B	3,361
Transfer Agent fee—Class C	13,486
Distribution fees—Class A	76,750
Distribution fees—Class B	11,868
Distribution fees—Class C	102,084
Registration fees	31,527
Directors’ fees and expenses	12,452
Printing fees	12,047
Auditing and tax fees	11,402
Legal fees	6,651
Miscellaneous	14,608

Total expenses	1,980,532
Less: expenses waived and reimbursed by the Distributor (see Note 2D)	(62,674)

Net expenses		1,917,858

Net investment income		870,637

Realized and Unrealized Gain (loss) on Investment and Foreign Currency Transactions
Net realized gain(loss) on:
Investment transactions		600,241
Futures transactions		(238,041)
Foreign currency transactions		179,304

Net realized gain on investment transactions		541,504

Net change in unrealized appreciation/depreciation of:
Investments		(1,969,887)
Futures transactions		(322,698)
Foreign currency denominated assets and liabilities		(106,187)

Net change in unrealized appreciation/depreciation of investments		(2,398,772)

Net realized and unrealized loss on investment transactions		(1,857,268)

Net decrease in Net Assets Resulting from Operations		$(986,631)

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	23

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012
Increase (Decrease) in Net Assets from Operations:
Net investment income	$870,637	$2,594,914
Net realized gain on investment and foreign currency transactions	541,504	3,895,760
Net change in unrealized appreciation/depreciation of investments	(2,398,772)	(606,908)

Net increase (decrease) in net assets resulting from operations	(986,631)	5,883,766
Dividends to Shareholders:
Dividends from net investment income
Short Duration Plus Class	(2,402,422)	(4,674,392)
Class A	(160,252)	(308,624)
Class B	(3,499)	(6,990)
Class C	(45,599)	(52,807)

Total dividends to shareholders	(2,611,772)	(5,042,813)

Capital-share transactions:
Net proceeds from sales of shares	137,857,639	268,151,975
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	2,108,999	3,170,368

Total proceeds from shares sold	139,966,638	271,322,343
Cost of shares redeemed	(239,128,204)	(372,800,562)

Net decrease in net assets from capital-share transactions	(99,161,566)	(101,478,219)

Net decrease in net assets	(102,759,969)	(100,637,266)
Net Assets:
Beginning of period	626,170,089	726,807,355

End of period(a)	$523,410,120	$626,170,089

(a) Includes distributions in excess of net investment income of:	$(1,754,248)	$(13,113)

See notes to financial statements.

24	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2013 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The AllianceBernstein Short Duration Class A, B and C shares are shares of Short Duration Plus Portfolio (the “Portfolio”) of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund is currently comprised of 18 series each with its own investment objective. The Short Duration Plus Portfolio commenced offering AllianceBernstein Short Duration Class A, Class B and Class C Shares on May 21, 2003 and Class R Shares on February 17, 2004 (collectively, “Short Duration Retail Classes”) in addition to the existing Short Duration Plus Class shares (the “Plus Class”). As of February 25, 2005, the Class R Shares are no longer offered to shareholders. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. These financial statements include only the Short Duration Retail Classes. The financial highlights of the Plus Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	25

Notes to Financial Statements

accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note A above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a

26	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	27

Notes to Financial Statements

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of March 31, 2013:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Mortgage Pass-Throughs	$	– 0	–	$199,108,474		$	– 0	–	$199,108,474
Asset-Backed Securities		– 0	–	76,737,940			4,801,439	^	81,539,379
Governments – Treasuries		– 0	–	80,800,046			– 0	–	80,800,046
Corporates – Investment Grades		2,640,000		76,347,634			– 0	–	78,987,634
Commercial Mortgage-Backed Securities		– 0	–	72,004,517			6,345,107		78,349,624
Collateralized Mortgage Obligations		– 0	–	15,262,686			1,095,671		16,358,357
Governments – Sovereign Agencies		– 0	–	3,414,990			– 0	–	3,414,990
Covered Bonds		– 0	–	1,867,746			– 0	–	1,867,746

Total Investments in Securities		2,640,000		525,544,033			12,242,217		540,426,250
Other Financial Instruments* :
Assets		– 0	–	– 0	–		– 0	–	– 0	–
Liabilities:
Futures Contracts		(318,543)		– 0	–		– 0	–	(318,543	)#
Forward Currency Exchange Contracts		– 0	–	(15,097)			– 0	–	(15,097)

Total##		$2,321,457		$525,528,936			$12,242,217		$540,092,610

28	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

^	The Portfolio held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

##	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset- Backed Securities^		Commercial Mortgage-Backed Securities		Collateralized Mortgage Obligations		Total
Balance as of 9/30/12	$9,177,230		$6,800,534		$1,188,125		$17,165,889
Accrued discounts/(premiums)	356		(171)		14		199
Realized gain (loss)	8,973		(1,726)		281		7,528
Change in unrealized appreciation/depreciation	(22,407)		90,483		13,524		81,600
Purchases	– 0	–	– 0	–	– 0	–	– 0	–
Sales	(2,011,135)		(544,013)		(106,273)		(2,661,421)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	(2,351,578)		– 0	–	– 0	–	(2,351,578)

Balance as of 3/31/13+	$4,801,439		$6,345,107		$1,095,671		$12,242,217

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/13*	$(22,266)		$90,483		$13,524		$81,741

^	The Portfolio held a security with zero market value at period end.

+	There were de minimis transfers under 1% of net assets during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	29

Notes to Financial Statements

The following presents information about significant unobservable inputs related to the Portfolio with material categories of Level 3 investments at March 31, 2013:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at March 31, 2013	Valuation Technique	Unobservable Input	Range
Asset-Backed Securities	$4,801,439	Third Party Vendor	Evaluated Quotes	$96.14 – $102.32
	$0.00	Qualitative Assessment		$0.00
Commercial Mortgage-Backed Securities	$6,345,107	Third Party Vendor	Evaluated Quotes	$83.81— $100.89
Collateralized Mortgage Obligations	$1,095,671	Third Party Vendor	Evaluated Quotes	$93.00 – $102.18

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

30	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

C. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	31

Notes to Financial Statements

expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements. As of March 31, 2013, the Portfolio did not have any unrecognized tax benefits.

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H. Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

32	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

I. Repurchase Agreements

The Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolio pays the Adviser an investment management fee at an annual rate of .45% of the first $750 million and .40% of the Portfolio’s average daily net assets over $750 million. The fee is accrued daily and paid monthly.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Short Duration Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Short Duration Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $14,013 for the six months ended March 31, 2013.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolio (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Plus Class shares of the Portfolio. Under the agreement, the fee paid by the Plus

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	33

Notes to Financial Statements

Class shares to the Adviser for services under this agreement is at an annual rate of .10 of 1% of the average daily net assets of the Portfolio attributable to the Plus Class shares during the month.

C. Distribution Arrangements—Short Duration Plus Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Plus Class Shares of the Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Plus Class shares of the Portfolio. This agreement does not apply to the Short Duration Retail Classes of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—Short Duration Retail Classes

The Short Duration Retail Classes of the Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A Shares and 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. Effective April 1, 2012, the Distributor voluntarily agreed to waive .55 of 1% to limit fees to .45 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares. For the six months ended March 31, 2013, such waiver amounted to $62,674. For the period February 1, 2011 through March 31, 2012, the Distributor voluntarily waived .10 of 1% to limit fees to .90 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $21,396 and $929,959 for Class B and Class C shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s Short Duration Retail Class shares.

E. Other Transactions with Affiliates

Class A Shares of the Portfolio are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A Shares redeemed within one year of purchase may

34	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Portfolio that it has retained front-end sales charges of $759 from sales of Class A shares and received $87, $204, and $3,510 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C Shares, respectively, for the six months ended March 31, 2013.

Brokerage commissions paid on investment transactions for the six months ended March 31, 2013 amounted to $9,214, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the six months ended March 31, 2013, the Portfolio had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$172,800,235	$91,050,857
U.S. government securities	251,517,653	352,193,346

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross unrealized appreciation	$2,149,447
Gross unrealized depreciation	(1,021,876)

Net unrealized appreciation	$1,127,571

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	35

Notes to Financial Statements

B. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can

36	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2013, the Portfolio held futures contracts for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolio will generally not enter into a forward contract with a term greater than one year.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward contracts used to protect the Portfolio from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

During the six months ended March 31, 2013, the Portfolio held foreign-currency exchange contracts for hedging purposes.

Documentation governing the Portfolio’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of March 31, 2013, the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $15,097. If a trigger event had occurred at

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	37

Notes to Financial Statements

March 31, 2013, for those derivatives in a net liability position, an amount of $15,097 would be required to be posted by the Portfolio.

At March 31, 2013, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts			Unrealized depreciation of forward currency exchange contracts	$15,097

Interest rate contracts			Margin due from/owed to broker on futures contracts	318,543	*

Total				$333,640

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(417,985)	$(106,029)

Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	(238,041)	(322,698)

Total		$(656,026)	$(428,727)

38	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

The following table represents the volume of the Portfolio’s derivative transactions during the six months ended March 31, 2013:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$7,391,200	(a)
Average principal amount of sale contracts	$9,437,160

Futures Contracts:
Average original value of buy contracts	$148,323,295
Average original value of sale contracts	$28,881,069

(a)	Positions were open for four months during the period.

C. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D. Mortgage-Backed Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended March 31, 2013, the Portfolio earned drop income of $54,871 which is included in interest income in the accompanying statement of operations.

E. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the six months ended March 31, 2013, the Portfolio had no transactions in reverse repurchase agreements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	39

Notes to Financial Statements

NOTE 4.

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2012 and September 30, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$5,042,813	$8,144,555

Total distributions paid	$5,042,813	$8,144,555

As of September 30, 2012, the components of accumulated earnings/(deficits) on a tax basis were as follows:

Undistributed ordinary income	$246,681
Accumulated capital and other losses(a)	(29,762,571)
Unrealized appreciation/(depreciation)(b)	3,093,457

Total accumulated earnings/(deficit)(c)	$(26,422,433)

(a)	At September 30, 2012, the Portfolio deferred $137 in straddle losses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable primarily to dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2012, the Portfolio had a net capital loss carryforward of $29,762,434 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$3,594,854	n/a	2013
6,491,604	n/a	2014
4,022,522	n/a	2015
920,045	n/a	2016
5,807,512	n/a	2017
1,960,592	n/a	2018
2,061,764	n/a	2019
1,555,198	$ 3,348,343	No expiration

40	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

NOTE 5.

Risks Involved in Investing in the Portfolio

Interest Rate and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Riskier than a Money-Market Fund—The Portfolio invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	41

Notes to Financial Statements

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. The risks of investing in foreign (non-U.S.) securities are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Mortgage-Related Securities Risk—In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

Prepayment Risk—Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

Derivatives Risk—The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates, or indices. Derivatives may be illiquid and difficult to priced or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures

42	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. It has allocated 1 billion shares to the Portfolio, 200 million each to the five classes (including Class R shares which are not currently being offered). Share transactions for the Portfolio for the six months ended March 31, 2013 and year ended September 30, 2012, were as follows:

	Shares		Amount
	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012

Short Duration Plus Class Shares
Shares sold	10,755,137	20,290,108	$127,691,874	$241,303,380

Shares issued to shareholders on reinvestment of dividends	163,254	240,430	1,936,636	2,858,405

Shares redeemed	(18,814,575)	(27,289,114)	(223,268,273)	(324,551,712)

Net decrease	(7,896,184)	(6,758,576)	(93,639,763)	(80,389,927)

Beginning of period	46,191,459	52,950,035	570,164,301	650,554,228

End of period	38,295,275	46,191,459	$476,524,538	$570,164,301

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	43

Notes to Financial Statements

	Shares		Amount
	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012

Class A Shares
Shares sold	559,954	1,758,673	$6,651,867	$20,921,039

Shares issued to shareholders on reinvestment of dividends	11,159	22,129	132,403	263,203

Shares converted from Class B	34,539	87,064	409,852	1,035,890

Shares redeemed	(932,986)	(3,119,543)	(11,077,204)	(37,111,575)

Net decrease	(327,334)	(1,251,677)	(3,883,082)	(14,891,443)

Beginning of period	4,448,682	5,700,359	56,261,673	71,153,116

End of period	4,121,348	4,448,682	$52,378,591	$56,261,673

Class B Shares
Shares sold	14,756	31,727	$174,922	$377,032

Shares issued to shareholders on reinvestment of dividends	253	494	3,002	5,857

Shares converted to Class A	(34,604)	(87,201)	(409,852)	(1,035,890)

Shares redeemed	(29,625)	(110,398)	(350,706)	(1,311,507)

Net decrease	(49,220)	(165,378)	(582,634)	(1,964,508)

Beginning of period	218,022	383,400	4,383,416	6,347,924

End of period	168,802	218,022	$3,800,782	$4,383,416

Class C Shares
Shares sold	247,133	380,154	$2,929,124	$4,514,634

Shares issued to shareholders on reinvestment of dividends	3,120	3,614	36,958	42,903

Shares redeemed	(339,641)	(740,050)	(4,022,169)	(8,789,878)

Net decrease	(89,388)	(356,282)	(1,056,087)	(4,232,341)

Beginning of period	1,733,399	2,089,681	21,951,773	26,184,114

End of period	1,644,011	1,733,399	$20,895,686	$21,951,773

NOTE 7.

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and

44	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE 8.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	45

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30,
		2012	2011	2010		2009	2008

Net asset value, beginning of period	$ 11.91	$ 11.89	$ 11.92	$ 11.65		$ 11.46	$ 12.24

Income From Investment Operations
Net investment income†	.00 (a)	.02	.08	.16		.31	.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.03)	.07	(.01)	.30		.21	(.77)

Total from investment operations	(.03)	.09	.07	.46		.52	(.34)

Less dividends:
Dividends from taxable net investment income	(.04)	(.07)	(.10)	(.19)		(.33)	(.44)

Net asset value, end of period	$ 11.84	$ 11.91	$ 11.89	$ 11.92		$ 11.65	$ 11.46

Total Return(b)	(.28)%	.72%	.63%	3.95	%**	4.61%	(2.83	)%**
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$48,793	$52,991	$67,806	$65,233		$53,643	$33,197
Average net assets (000 omitted)	$51,307	$56,893	$64,792	$59,630		$44,395	$36,957
Ratio to average net assets of:
Expenses	.93%*	.94%	.92%	.94	%(c)	.99%	.96%
Net investment income	.03%*	.16%	.67%	1.35	%(c)	2.72%	3.60%
Portfolio turnover rate	72%	134%	99%	107%		176%	116%

See footnote summary on page 49.

46	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended March 31, 2013 (unaudited)		Year Ended September 30,
			2012		2011		2010		2009	2008

Net asset value, beginning of period	$ 11.89		$ 11.89		$ 11.92		$ 11.64		$ 11.45	$ 12.24

Income From Investment Operations
Net investment income (loss)†	(.02	)(d)	(.04	)(d)	(.00	)(a)(d)	.08		.23	.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.03)		.07		(.01)		.30		.20	(.77)

Total from investment operations	(.05)		.03		(.01)		.38		.43	(.43)

Less: Dividends
Dividends from taxable net investment income	(.02)		(.03)		(.02)		(.10)		(.24)	(.36)

Net asset value, end of period	$ 11.82		$ 11.89		$ 11.89		$ 11.92		$ 11.64	$ 11.45

Total Return(b)	(.44)%		.23%		(.05)%		3.27	%**	3.86%	(3.59	)%**
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,995		$2,592		$4,559		$6,538		$8,913	$9,125
Average net assets (000 omitted)	$2,380		$3,567		$5,443		$7,381		$10,523	$9,304
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.27	%*	1.45%		1.60%		1.69	%(c)	1.72%	1.66%
Expenses, before waivers/reimbursements	1.82	%*	1.78%		1.66%		1.69	%(c)	1.72%	1.66%
Net investment income (loss)	(.30	)%(d)*	(.34	)%(d)	(.01	)%(d)	.72	%(c)	2.02%	2.91%
Portfolio turnover rate	72%		134%		99%		107%		176%	116%

See footnote summary on page 49.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	47

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended March 31, 2013 (unaudited)		Year Ended September 30,
			2012		2011		2010		2009	2008

Net asset value, beginning of period	$ 11.89		$ 11.89		$ 11.92		$ 11.64		$ 11.45	$ 12.23

Income From Investment Operations
Net investment income (loss)†	(.01	)(d)	(.03	)(d)	.00	(a)(d)	.08		.24	.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.03)		.06		(.00	)(a)	.30		.20	(.76)

Total from investment operations	(.04)		.03		(.00	)(a)	.38		.44	(.42)

Less: Dividends
Dividends from taxable net investment income	(.03)		(.03)		(.03)		(.10)		(.25)	(.36)

Net asset value, end of period	$ 11.82		$ 11.89		$ 11.89		$ 11.92		$ 11.64	$ 11.45

Total Return(b)	(0.37)%		.25%		(.02)%		3.31	%**	3.88%	(3.52	)%**
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$19,428		$20,608		$24,840		$27,105		$25,193	$16,176
Average net assets (000 omitted)	$20,473		$22,617		$25,340		$26,317		$24,703	$14,051
Ratio to average net assets of:
Expenses	1.12	%*	1.38%		1.57%		1.65	%(c)	1.70%	1.66%
Expenses, before waivers/reimbursements	1.67	%*	1.72%		1.63%		1.65	%(c)	1.70%	1.66%
Net investment income (loss)	(.15	)%(d)*	(.27	)%(d)	.02	%(d)	.66	%(c)	2.04%	2.89%
Portfolio turnover rate	72%		134%		99%		107%		176%	116%

See footnote summary on page 49.

48	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Financial Highlights

†	Based on average shares outstanding.

(a)	Amount is less than .005.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

(d)	Net of fees and expenses waived by Distributor.

*	Annualized.

**	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended September 30, 2010 and September 30, 2008 by 0.01% and 0.05%, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	49

Financial Highlights

BOARD OF DIRECTORS

Thomas B. Stiles, II(1)(2), Chairman

Dianne F. Lob, President

Bart Friedman(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

Rosalie J. Wolf(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

†	For the AllianceBernstein Short Duration Portfolio, Classes A, B and C shares only.

50	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Board of Directors

BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Sanford C. Bernstein Fund, Inc. (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, U.S. Government Short Duration, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 25, 2012. In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated August 23, 2012, from counsel to the Independent Directors. The letter contained a preliminary list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, had received and reviewed in July 2012 certain information relating to the profitability of the Adviser in 2011 and prior years in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2012. In addition, the Independent Directors received materials prepared by the Senior Officer (who is also the Fund’s Independent Compliance Officer), as described below. On September 20, 2012, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on September 20, 2012, the Independent Directors met separately with independent counsel and the

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	51

Board’s Consideration of Investment Management Arrangement

Senior Officer, and met with Peter Kraus, the Chief Executive Officer of the Adviser, to discuss his perspectives on the performance of the Fund’s Portfolios and strategies to improve that performance. Following the September 20, 2012 meeting, the Independent Directors, through counsel, requested certain additional information which was provided by the Adviser on October 9, 2012. The Independent Directors held a telephonic meeting on October 16, 2012 to discuss the contract renewal materials and supplemental materials. On October 24, 2012, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser as well as the Senior Officer’s report and conclusions. On October 25, 2012, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. At the October 25, 2012 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the continuation of the Investment Management Agreement, the Board of Directors, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each respective Portfolio.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the continuation of the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as described below.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data. Where applicable, the Board considered similarities

52	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Board’s Consideration of Investment Management Arrangement

and differences between each Portfolio and the other funds in its respective peer group, including the relationship of fees to the size of fund assets. The Senior Officer also performed analyses of the advisory fees based upon hypothetical fee structures and asset levels, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the proposed fees as described above, and in light of the Adviser’s agreement to continue to voluntarily waive a portion of the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios as described below, the Board concluded that the current contractual advisory fees are reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered their knowledge of the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout recent difficult market environments. The Board considered the allocation of responsibilities as well as the factors that were taken into account in making and implementing investment decisions for the Portfolios. The Board then reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff was sufficient to ensure a high level of quality service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser affected the nature and quality of its services and, in particular, the impact, if any, the diminution in assets under management and revenues of the Adviser in recent years may have had on the Adviser’s available resources to provide services to the Portfolios.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	53

Board’s Consideration of Investment Management Arrangement

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, both before and after fees for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2012 (“relevant periods”) and versus each Portfolio’s benchmark index, after fees, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2012. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Lipper. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlays can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in order to provide the desired risk/return trade-off for private client accounts. The Directors also noted the Adviser’s continued efforts to enhance the Overlay Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolios to the Adviser for calendar years 2010 and 2011, which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 25, 2012 Board meeting from the independent consultant who reviewed the Adviser’s methods of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts

54	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Board’s Consideration of Investment Management Arrangement

because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the July 25, 2012 Board meeting, the Directors received a presentation from an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein fund complex generally, and a presentation from the Adviser concerning certain of its views on economies of scale with respect to the Portfolios. After reviewing the profitability and economies of scale information provided by the Adviser and the independent consultant, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, the Portfolios’ breakpoint arrangements as currently in effect as described below, expense caps and waivers on select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account not only the advisory fees payable by the Portfolios, but also so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser, and brokerage commissions paid by certain Portfolios to brokers affiliated with the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	55

Board’s Consideration of Investment Management Arrangement

Advisory Fee Rate Schedule

On the basis of the information considered, and in light of the Adviser’s agreement to continue to voluntarily waive the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios by an amount equal to 0.05% per annum of the respective net assets of these Portfolios through October 31, 2013, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below:

Advisory Fee Schedule
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

56	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Board’s Consideration of Investment Management Arrangement

Advisory Fee Schedule
Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion

International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% of assets in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion

Overlay A Portfolio	0.90% of assets

Tax-Aware Overlay A Portfolio	0.90% of assets

Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay C Portfolio	0.65% of assets

Tax-Aware Overlay N Portfolio	0.65% of assets

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	57

Board’s Consideration of Investment Management Arrangement

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

1	The Senior Officer’s evaluation was completed on October 4, 2012 and discussed with the Board on October 16 and 25, 2012.

2

Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

58	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIOS’	ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
Tax-Managed International Portfolio	First $1 billion Next $3 billion Next $2 billion Next $2 billion Next $2 billion On the balance	0.925 0.850 0.800 0.750 0.650 0.600	% % % % % %
The Adviser is extending its 5 basis points advisory fee waiver through October 31, 2013

3	Jones v. Harris at 1427.

4	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	59

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
International Portfolio	First $1 billion Next $3 billion Next $2 billion Next $2 billion On the balance	0.925 0.850 0.800 0.750 0.650	% % % % %
The Adviser is extending its 5 basis points advisory fee waiver through October 31, 2013

Emerging Markets Portfolio	First $1 billion Next $1 billion Next $1 billion Next $3 billion On the balance	1.175 1.050 1.000 0.900 0.850
The Adviser is extending its 5 basis points advisory fee waiver through October 31, 2013

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

	First $750 million On the balance	0.450 0.400	% %

Intermediate Duration Portfolio Diversified Municipal Portfolio	First $1 billion Next $2 billion Next $2 billion Next $2 billion On the balance	0.500 0.450 0.400 0.350 0.300	% % % % %

California Municipal Portfolio New York Municipal Portfolio	First $1 billion Next $2 billion Next $2 billion On the balance	0.500 0.450 0.400 0.350	% % % %

The Portfolios’ net assets on September 30, 2012 and September 30, 2011 are set forth below:

Portfolio	09/30/12 Net Assets ($MM)	09/30/11 Net Assets ($MM)	Change ($MM)
Tax-Managed International Portfolio	$3,456.1	$3,590.7	$-134.6
International Portfolio	$1,497.0	$1,508.5	$-11.5
Emerging Markets Portfolio	$1,240.9	$1,250.0	$-9.1
U.S. Government Short Duration Portfolio	$109.3	$130.6	$-21.3
Short Duration Plus Portfolio	$625.3	$727.6	$-102.2
Intermediate Duration Portfolio	$4,826.1	$5,197.1	$-371.0
Short Duration California Municipal Portfolio	$99.9	$119.1	$-19.2
Short Duration Diversified Municipal Portfolio	$394.6	$418.0	$-23.4
Short Duration New York Municipal Portfolio	$133.2	$158.6	$-25.3

60	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	09/30/12 Net Assets ($MM)	09/30/11 Net Assets ($MM)	Change ($MM)
California Municipal Portfolio	$1,132.5	$1,113.5	$19.0
Diversified Municipal Portfolio	$5,670.5	$5,558.1	$112.4
New York Municipal Portfolio	$1,837.6	$1,830.5	$7.1

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in percentage terms of the advisory fee schedule changes made since October 2004 for each Portfolio. The estimated fees are based on September 30, 2012 net assets:

Effective Advisory Fees based on October 2004 Fee Schedule vs. Current Fee Schedule
Portfolio	October 2004	Current	Difference
Tax-Managed International Portfolio	0.929%	0.822%[5]	-0.107%
International Portfolio	0.967%	0.850%[5]	-0.117%
Emerging Markets Portfolio	1.226%	1.101%[5]	-0.125%
U.S. Government Short Duration Portfolio	0.500%	0.450%	-0.050%
Short Duration Plus Portfolio	0.500%	0.450%	-0.050%
Intermediate Duration Portfolio	0.460%	0.441%	-0.019%
Short Duration California Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	-0.050%
California Municipal Portfolio	0.494%	0.494%	0.000%
Diversified Municipal Portfolio	0.459%	0.429%	-0.030%
New York Municipal Portfolio	0.477%	0.477%	-0.000%

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ended March 31, 2012:

Portfolio	Semi-Annual Period Ending 03/31/12 Total Expense Ratio[6]
Tax-Managed International Portfolio	Private Client Class A Class B Class C	1.11 2.20 3.11 3.05	% % % %

International Portfolio	Private Client Class A Class B Class C	1.16 1.90 2.70 2.64	% % % %

Emerging Markets Portfolio	Private Client	1.45%

5	The estimated total expense ratio includes the 5 basis points advisory fee waiver effective through October 31, 2013.
6	Annualized.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	61

Portfolio	Semi-Annual Period Ending 03/31/12 Total Expense Ratio[6]
U.S. Government Short Duration Portfolio	Private Client	0.66%

Short Duration Plus Portfolio	Private Client Class A Class B Class C	0.61 0.94 1.74 1.68	% % % %

Intermediate Duration Portfolio	Private Client	0.57%

Short Duration California Municipal Portfolio	Private Client	0.66%

Short Duration Diversified Municipal Portfolio	Private Client	0.59%

Short Duration New York Municipal Portfolio	Private Client	0.64%

California Municipal Portfolio	Private Client Class A Class B Class C	0.63 0.89 1.59 1.59	% % % %

Diversified Municipal Portfolio	Private Client Class A Class B Class C	0.56 0.78 1.53 1.49	% % % %

New York Municipal Portfolio	Private Client Class A Class B Class C	0.61 0.85 1.60 1.56	% % % %

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies.

The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional clients since

62	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.7 Inaddition to the relevant AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2012 net assets.8

Portfolio	Net Assets 09/30/12 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$3,456.1	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.408%	0.822%

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	63

Portfolio	Net Assets 09/30/12 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
International Portfolio	$1,497.0	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.419%	0.850%

Emerging Markets Portfolio	$1,240.9	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.808%	1.101%

U.S. Government Short Duration Portfolio[9]	$109.3	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.214%	0.450%

Short Duration Plus Portfolio	$625.3	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.141%	0.450%

Intermediate Duration Portfolio	$4,826.1	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.441%

Short Duration California Municipal Portfolio	$99.9	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.220%	0.450%

9	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Bank of America/Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

64	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	Net Assets 09/30/12 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Short Duration Diversified Municipal Portfolio	$394.6	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.159%	0.450%

Short Duration New York Municipal Portfolio	$133.2	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.203%	0.450%

California Municipal Portfolio	$1,132.5	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.196%	0.494%

Diversified Municipal Portfolio	$5,670.5	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.429%

New York Municipal Portfolio	$1,837.6	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.477%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the differences between the advisory fees charged to the Portfolios and the fees charged to their corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.10 The result of that comparison was discussed with the Board of Directors.

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory fee schedules of most ABMF funds in

10	Group peers selected by Lipper from the 2012 Lipper 15(c) Report.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	65

existence at the time of the settlement were affected by the AoD, which contemplate eight categories with almost all of the ABMF funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are the effective advisory fees of the Portfolios based on the investment advisory fees schedules of the ABMF funds and what would have been the effective advisory fees of the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios based on the Portfolios’ September 30, 2012 net assets:

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.722%	0.822%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.850%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.101%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.476%	0.441%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

66	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.494%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.416%	0.429%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.477%

Set forth below are the advisory fee schedules of certain ABMF funds, which have a somewhat similar investment style as certain Portfolios and do not follow the NYAG categories. Also set forth below are what would have been the effective advisory fees of the Portfolios had the ABMF fee schedules been applicable to the Portfolios based on the Portfolios’ September 30, 2012 net assets:

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
International Portfolio	International Discovery Equity Portfolio	100bp on 1st $1 billion 95bp on next $1 billion 90 bp on next $1 billion 85bp on the balance	0.983%	0.850%

	International Focus 40 Portfolio	100bp on 1st $1 billion 95bp on next $1 billion 90 bp on next $1 billion 85bp on the balance	0.983%	0.850%

Emerging Markets Portfolio	Emerging Markets Multi-Asset Portfolio	100bp on 1st $1 billion 95bp on next $1 billion 90 bp on next $1 billion 85bp on the balance	0.990%	1.101%

Emerging Markets Portfolio	Emerging Markets Equity Portfolio	117.5 bp on 1st $1 billion 105 bp on next $1 billion 100 bp on next $1 billion 90 bp on next $3 billion 85 bp on the balance	1.151%	1.101%

Intermediate Duration Portfolio	Sanford C. Bernstein Fund II, Inc. (“SCB II”) – Intermediate Duration Institutional Portfolio[11]	50 bp on 1st 1 billion 45 bp on the balance	0.500%	0.500%

11	It should be noted that SCB II’s fund expenses are capped at 0.45%.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	67

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[12]
Emerging Markets Portfolio	Emerging Markets Growth Class A Class I (Institutional)	1.70% 0.90%

	Emerging Markets Value Class A Class I (Institutional)	1.75% 0.95%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	Distributor	Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Stock Fund F / FB13,[14]	Nomura Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Equity Fund[13,14]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A / B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

12	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

13	The ITM fund is privately placed or institutional.

14	The ITM fund is a fund of funds and charges a fee in addition to the AllianceBernstein fee.

68	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2012 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
International Portfolio	Client #1	0.75% on the first $50million 0.60% on the next $15 million 0.50% on the next $70 million 0.40% on the balance	0.418%	0.850%

	Client #2	0.60% of average daily net assets	0.600%	0.850%

	Client #3	0.35% on the first $1 billion 0.325 % on the balance	0.342%	0.850%

Emerging Markets Portfolio	Client #4	0.75% on the first $50 million 0.55% on the next $50 million 0.50% on the next $300 million 0.45% on the balance	0.478%	1.101%

Intermediate Duration Portfolio	Client #5	0.29% on first $100 million 0.20% thereafter	0.202%	0.441%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship investment related services for a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment services.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	69

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.15 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee,16 estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)17 and the Portfolio’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers. Consequently, Lipper expanded the EGs of the Portfolios to include peers with a different load type,18 and for certain Portfolios, a similar but not the same Lipper investment objective/classification. However, because Lipper had expanded the EGs of the Portfolios, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”) were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment objective/classification and load type. A “normal” EU will include all funds that have the same investment classification/objective and load type as the subject Portfolio.19

15	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

16	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

17	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

18	At the request of the Senior Officer and the Adviser, the EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end and no-load.

19	Except for asset (size) comparability, Lipper uses the same EG criteria when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

70	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Contractual management fees on a pro-forma basis are also shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio to show the effect of the 5 basis points investment advisory fee waiver on the Portfolios’ comparisons to their Lipper peers.

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Tax-Managed International Portfolio[20]	0.872	0.803	10/15
Pro-forma	0.822	0.803	9/15

International Portfolio[20]	0.901	0.853	15/20
Pro-forma	0.851	0.853	11/20

Emerging Markets Portfolio	1.152	1.159	9/18
Pro-forma	1.102	1.159	9/18

U.S. Government Short Duration Portfolio	0.450	0.454	7/16

Short Duration Plus Portfolio	0.450	0.450	8/17

Intermediate Duration Portfolio	0.441	0.468	6/15

Short Duration California Municipal Portfolio[20]	0.450	0.450	5/9

Short Duration Diversified Municipal Portfolio	0.450	0.450	7/13

Short Duration New York Municipal Portfolio[20]	0.450	0.450	5/9

California Municipal Portfolio[20]	0.493	0.483	8/14

Diversified Municipal Portfolio	0.430	0.430	8/15

New York Municipal Portfolio[20]	0.477	0.464	8/13

Set forth below is a comparison of the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and EU. The Portfolios’ rankings are also shown.

Total expense ratios on a pro-forma basis are shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio to show the effect of the 5 basis points investment advisory fee waiver on the Portfolios’ total expense ratios.

20	Lipper expanded the Portfolio’s EG with respect to investment classification/objective.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	71

Portfolio	Expense Ratio (%)[21]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Tax-Managed International Portfolio[22]	1.138	1.133	10/15	1.232	205/522
Pro-forma	1.088	1.133	8/15	1.232	181/522

International Portfolio[22]	1.182	1.244	8/20	1.232	233/522
Pro-forma	1.133	1.244	7/20	1.232	201/522

Emerging Markets Portfolio	1.445	1.525	7/18	1.481	104/235
Pro-forma	1.396	1.525	6/18	1.481	92/235

U.S. Government Short Duration Portfolio	0.640	0.744	4/16	0.706	19/51

Short Duration Plus Portfolio	0.598	0.724	5/17	0.635	58/140

Intermediate Duration Portfolio	0.557	0.743	2/15	0.699	98/340

Short Duration California Municipal Portfolio[22]	0.633	0.633	5/9	0.620	10/16

Short Duration Diversified Municipal Portfolio	0.616	0.602	8/13	0.593	35/57

Short Duration New York Municipal Portfolio[22]	0.614	0.614	5/9	0.620	8/16

California Municipal Portfolio[22]	0.625	0.744	4/14	0.680	37/115

Diversified Municipal Portfolio	0.556	0.602	6/15	0.635	32/97

New York Municipal Portfolio[22]	0.606	0.750	3/13	0.680	33/115

Based on this analysis, considering pro-forma information where possible, 10 of the 18 Portfolios have a more favorable ranking on a total expense ratio basis than on a contractual management fee basis; 2 of the 18 Portfolios have a more favorable ranking on a contractual management fee basis than on a total expense ratio basis; 6 of the 18 Portfolios have equally favorable rankings on a contractual management fee and total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice

21	The total expense ratios are for the most recently completed fiscal year Private Client Class.

22	Lipper expanded the Portfolio’s EG/EU with respect to investment classification/objective under standard Lipper guidelines.

72	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of Tax-Managed International Portfolio and International Portfolio, the Adviser’s profitability, excluding administrating and servicing fees increased for the Portfolios during calendar year 2011, relative to 2010.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the Fixed-Income Portfolios a fee of 0.10% of average daily assets and the Equity Portfolios a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2011:23

Portfolio	Shareholder Serving Agreement Fee
Tax-Managed International Portfolio	$11,785,124
International Portfolio	$5,039,884
Emerging Markets Portfolio	$4,558,406
U.S. Government Short Duration Portfolio	$149,555
Short Duration Plus Portfolio	$624,052
Intermediate Duration Portfolio	$5,261,269
Short Duration California Municipal Portfolio	$127,326
Short Duration Diversified Municipal Portfolio	$515,306
Short Duration New York Municipal Portfolio	$200,954
California Municipal Portfolio	$1,059,794
Diversified Municipal Portfolio	$4,991,204
New York Municipal Portfolio	$1,652,024

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and for all share classes of the

23	The Shareholder Servicing Agreement does not apply to the Retail Class shares of the Portfolios.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	73

Portfolios, commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. As of September 30, 2012, with respect to Tax-Managed International Portfolio and International Portfolio, the retail classes make up a small percentage of each of those Portfolios’ total net assets:

Portfolio	09/30/12 Total Retail as % of Net Assets
Tax-Managed International Portfolio	0.06%
International Portfolio	0.64%
Short Duration Plus Portfolio	12.19%
California Municipal Portfolio	12.31%
Diversified Municipal Portfolio	17.30%
New York Municipal Portfolio	18.38%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $17 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2011:

Portfolio	Amount Received
Tax-Managed International Portfolio	$208
International Portfolio	$331
Short Duration Plus Portfolio	$3,509
California Municipal Portfolio	$79
Diversified Municipal Portfolio	$409
New York Municipal Portfolio	$619

74	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2011:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$23,738	$286
International Portfolio	$106,659	$1,473
Short Duration Plus Portfolio	$502,210	$19,154
California Municipal Portfolio	$351,531	$18,418
Diversified Municipal Portfolio	$2,188,673	$151,823
New York Municipal Portfolio	$1,116,101	$63,999

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios in the most recently completed fiscal year:24

Portfolio	ABIS Fee
Tax-Managed International Portfolio	$17,982
International Portfolio	$21,151
Short Duration Plus Portfolio	$40,107
California Municipal Portfolio	$18,000
Diversified Municipal Portfolio	$46,423
New York Municipal Portfolio	$24,769

The Portfolios did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB& Co.”), and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and therefore did not pay commissions for such transactions during the Portfolios’ most recently completed fiscal year.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant

24	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balances that occur within the transfer agent account as there is a one day lag\] with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account. However, due to lower average balances and interest rates during the Portfolios’ most recently completed fiscal year, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	75

noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,25 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli26 study on advisory fees and various fund characteristics.27 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with

25	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

26	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

27	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

76	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

the Board of Directors.28 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $411 billion as of August 31, 2012, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios29 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)30 for the periods ended July 31, 2012.31 Also shown are the gross performance rankings of the Portfolios.

Tax-Managed International Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-16.02	-8.39	-11.68	4/4	206/224
3 year	0.21	7.16	4.37	4/4	181/190
5 year	-9.99	-3.56	-4.65	4/4	146/148
10 year	4.20	7.04	6.99	4/4	60/60

International Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-16.15	-12.43	-11.68	5/6	207/224
3 year	0.23	4.05	4.37	5/6	180/190
5 year	-9.83	-5.31	-4.65	6/6	144/148
10 year	4.47	6.70	6.99	4/4	59/60

28	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

29	The gross performance returns are for the Private Client class shares of the Portfolios.

30	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

31	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	77

Emerging Markets Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-18.66	-12.40	-14.26	18/18	309/382
3 year	4.82	8.39	7.69	17/18	208/251
5 year	-2.69	0.25	-0.67	17/17	129/163
10 year	16.91	16.91	15.71	7/13	29/95

U.S. Govermnent Short Duration Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	1.18	1.70	1.67	11/16	49/65
3 year	2.12	2.53	2.64	12/16	45/59
5 year	3.22	3.37	3.61	11/15	40/54
10 year	3.17	3.35	3.37	9/13	31/48

Short Duration Plus Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	1.25	2.59	2.80	17/17	188/193
3 year	3.05	4.45	4.25	17/17	144/164
5 year	2.39	4.44	4.13	15/15	127/143
10 year	2.98	4.06	3.93	11/11	77/86

Intermediate Duration Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	6.86	8.53	8.13	14/15	415/475
3 year	9.03	9.01	8.82	7/15	168/414
5 year	7.76	8.13	7.60	10/15	145/341
10 year	6.48	6.82	6.33	10/12	98/232

Short Duration California Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	1.63	5.20	3.95	7/7	11/15
3 year	2.03	5.04	4.03	6/6	9/13
5 year	2.92	4.88	4.64	6/6	9/12
10 year	2.74	4.13	4.13	4/4	6/6

Short Duration Diversified Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	2.28	2.36	2.36	8/13	40/73
3 year	2.30	2.64	2.64	8/11	38/55
5 year	3.09	3.33	3.33	8/11	29/45
10 year	2.88	3.02	3.16	5/7	20/30

78	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Short Duration New York Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	1.89	2.46	5.08	3/3	6/6
3 year	2.05	2.26	4.45	3/3	5/5
5 year	2.94	3.35	4.90	3/3	5/5
10 year	2.83	3.13	4.04	3/3	5/5

California Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	6.84	9.52	9.26	6/6	21/28
3 year	6.09	7.14	7.06	5/6	22/25
5 year	5.52	5.94	5.62	6/6	19/23
10 year	4.52	4.87	4.65	4/5	15/21

Diversified Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	6.31	9.25	8.99	15/15	118/137
3 year	5.47	7.20	7.10	15/15	94/98
5 year	5.49	6.26	6.16	12/13	69/85
10 year	4.52	5.25	5.07	12/12	55/59

New York Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	6.19	8.37	8.39	5/5	20/21
3 year	5.43	6.61	6.61	5/5	18/19
5 year	5.44	5.95	5.96	5/5	14/17
10 year	4.56	4.83	4.86	4/4	14/15

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)32 versus their benchmarks.33

	Periods Ending July 31, 2012 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	-16.97	-0.92	-11.00	2.99	5.00
MSCI EAFE Index[34]	-11.45	3.31	-5.61	6.36	5.31
Inception Date: June 22, 1992

International Portfolio	-17.14	-0.94	-10.89	3.21	1.47
MSCI EAFE Index	-11.45	3.31	-5.61	6.36	2.19
Inception Date: April 30, 1999

32	The net performance returns shown in the table are for the Private Client Class shares of the Portfolios.

33	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2012.

34	Benchmark since inception performance is as of the closest month end after the Portfolio’s actual inception date.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	79

	Periods Ending July 31, 2012 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Emerging Markets Portfolio	-19.83	3.32	-4.10	15.10	7.54
MSCI Emerging Markets Index	-13.93	6.63	-0.73	15.21	N/A
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	0.53	1.47	2.54	2.43	4.67
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.76	1.64	3.14	2.92	N/A
Inception Date: January 3, 1989

Short Duration Plus Portfolio	0.64	2.43	1.76	2.31	4.76
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.76	1.64	3.14	2.92	N/A
Inception Date: December 12, 1988

Intermediate Duration Portfolio	6.26	8.45	7.16	5.87	6.86
Barclays Capital U.S. Aggregate Bond Index	7.25	6.85	6.91	5.65	7.27
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	0.98	1.38	2.24	2.00	2.86
Barclays Capital 1 Year Municipal Bond Index[34]	0.99	1.50	2.75	2.45	3.47
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	1.65	1.67	2.45	2.21	3.11
Barclays Capital 1 Year Municipal Bond Index[34]	0.99	1.50	2.75	2.45	3.47
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	1.26	1.42	2.30	2.13	2.94
Barclays Capital 1 Year Municipal Bond Index[34]	0.99	1.50	2.75	2.45	3.47
Inception Date: October 3, 1994

California Municipal Portfolio	6.18	5.42	4.87	3.86	4.95
Barclays Capital 5 Year GO Municipal Index[34]	4.60	4.80	5.80	4.50	5.59
Inception Date: August 6, 1990

Diversified Municipal Portfolio	5.72	4.88	4.90	3.92	5.15
Barclays Capital 5 Year GO Municipal Index[34]	4.60	4.80	5.80	4.50	5.67
Inception Date: January 9, 1989

80	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

	Periods Ending July 31, 2012 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
New York Municipal Portfolio	5.55	4.80	4.80	3.92	5.17
Barclays Capital 5 Year GO Municipal Index[34]	4.60	4.80	5.80	4.50	5.67
Inception Date: January 9, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Fixed Income Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to the Equity Portfolios, the Portfolios’ investment advisory fees, with the five basis point waiver, are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 12, 2012

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	81

82	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

AllianceBernstein Family of Funds

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Emerging Markets Equity Portfolio

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

NOTES

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	83

NOTES

84	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SD-0152-0313

SEMI-ANNUAL REPORT

AllianceBernstein Intermediate Municipal Portfolios

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

March 31, 2013

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 17, 2013

Semi-Annual Report

To Our Shareholders,

On the following pages, you will find the 2013 Semi-Annual Report for the AllianceBernstein Intermediate Municipal Portfolios: California, Diversified and New York (collectively, the “Portfolios”, individually, a “Portfolio”). The Portfolios are portfolios of the Sanford C. Bernstein Fund, Inc. The Semi-Annual report covers the six-month period ended March 31, 2012 and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of the Portfolios’ holdings as of the period end.

Global equity and bond markets advanced during the 12-month period ended March 31, 2013, driven largely by improved investor sentiment and a greater willingness on the part of investors to take risk. The determination to address the European sovereign debt crisis shown by European Union leaders, the U.S. Government compromise surrounding the fiscal cliff, and continued monetary easing by the U.S. Federal Reserve, the European Central Bank and Bank of Japan all contributed to investors’ increased confidence.

Despite some setbacks along the way, the U.S. stock market has recovered to its pre-2008 financial crisis high, and, in our view, the global stock market is not far behind. Taking a long-term view, we continue to believe that stocks are reasonably valued and the opportunity to deliver outperformance with active management remains large. Meanwhile, bond yields have crept up but remain near historic lows, depressing returns for municipal and taxable bonds recently. We believe that bond yields are likely to rise slowly and are positioning your Portfolios accordingly.

Should you have any questions about your investments in the Portfolios, please contact AllianceBernstein at (800)227-4618 or visit www.alliancebernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Dianne F. Lob

President

Sanford C. Bernstein Fund, Inc.

This performance discussion is intended as a general market commentary and does not pertain specifically to the performance of the Portfolios.

Investment Objective and Policies

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the California Municipal Portfolio, California state taxes and, in the case of the New York Municipal Portfolio, New York state and local taxes). Under normal circumstances,

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	1

each of the Portfolios will invest at least 80% of its net assets in municipal securities (and, in the case of the California and New York Municipal Portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). The Diversified Municipal Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state. Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by AllianceBernstein L.P. (the “Adviser”) to be of comparable quality) and comparably rated municipal notes. The Portfolios may invest up to 20% of their total assets in fixed income securities rated BB or B by national rating agencies, which are not investment grade (commonly known as “junk bonds”).

Each of the Portfolios may invest up to 20% of their net assets in fixed income securities of U.S. issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors. The Portfolios may use derivatives, such as options, futures, forwards and swaps. Each Portfolio seeks to maintain an effective duration between three and one-half to seven years under normal market conditions.

2	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays 5-Year General Obligation (“GO”) Municipal Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Market Risk: The value of the Portfolios’ assets will fluctuate as the bond market fluctuates. The value of the Portfolios’ investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent the Portfolios invests in a particular state’s municipal securities, it may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Tax Risk: There is no guarantee that all of the Portfolios’ income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Non-Diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The California and New York Portfolios may have more risk because they are “non-diversified”, meaning that they can invest more of their assets in a smaller number of issuers.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolios are subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. Investments in derivatives may be illiquid, difficult to price or unwind, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment funds. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee its techniques will produce the intended results.

These risks are fully discussed in the Portfolios’ prospectus.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

(unaudited)

THE PORTFOLIOS VS. THEIR BENCHMARKS

PERIODS ENDED MARCH 31, 2013

	NAV Returns
ALLIANCEBERNSTEIN INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO	6 Months	12 Months
Class A	0.25%	2.68%

Class B*	-0.11%	1.93%

Class C	-0.10%	1.96%

Barclays 5-Year GO Municipal Bond Index	0.35%	2.87%

Lipper Short & Intermediate Term Blended Municipal Debt Fund Average	0.64%	3.17%

	NAV Returns
ALLIANCEBERNSTEIN INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO	6 Months	12 Months
Class A	0.39%	2.70%

Class B*	-0.02%	1.89%

Class C	0.04%	1.98%

Barclays 5-Year GO Municipal Bond Index	0.35%	2.87%

Lipper Short & Intermediate Term Blended Municipal Debt Fund Average	0.64%	3.17%

	NAV Returns
ALLIANCEBERNSTEIN INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO	6 Months	12 Months
Class A	0.31%	2.68%

Class B*	-0.04%	1.94%

Class C	-0.04%	1.96%

Barclays 5-Year GO Municipal Bond Index	0.35%	2.87%

Lipper Short & Intermediate Term Blended Municipal Debt Fund Average	0.64%	3.17%

*	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

See Disclosures, Risks and Note about Historical Performance on pages 3-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2013
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			0.67%	1.19%
1 Year	2.68%	-0.43%
5 Years	3.98%	3.35%
10 Years	3.37%	3.05%

Class B Shares			-0.02%	-0.04%
1 Year	1.93%	-1.07%
5 Years	3.24%	3.24%
10 Years(a)	2.94%	2.94%

Class C Shares			0.00%	0.00%
1 Year	1.96%	0.96%
5 Years	3.26%	3.26%
10 Years	2.65%	2.65%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2013)
SEC Returns

Class A Shares
1 Year	-0.43%
5 Years	3.35%
10 Years	3.05%

Class B Shares
1 Year	-1.07%
5 Years	3.24%
10 Years(a)	2.94%

Class C Shares
1 Year	0.96%
5 Years	3.26%
10 Years	2.65%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.87%, 1.59% and 1.58% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2013.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 3-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	7

Historical Performance

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2013
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			0.63%	0.97%
1 Year	2.70%	-0.40%
5 Years	3.96%	3.33%
10 Years	3.41%	3.10%

Class B Shares			-0.04%	-0.06%
1 Year	1.89%	-1.11%
5 Years	3.22%	3.22%
10 Years(a)	2.98%	2.98%

Class C Shares			-0.04%	-0.06%
1 Year	1.98%	0.98%
5 Years	3.24%	3.24%
10 Years	2.69%	2.69%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2013)
SEC Returns

Class A Shares
1 Year	-0.40%
5 Years	3.33%
10 Years	3.10%

Class B Shares
1 Year	-1.11%
5 Years	3.22%
10 Years(a)	2.98%

Class C Shares
1 Year	0.98%
5 Years	3.24%
10 Years	2.69%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.78%, 1.53% and 1.48% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2013.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 3-5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2013
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			0.71%	1.20%
1 Year	2.68%	-0.41%
5 Years	3.92%	3.29%
10 Years	3.39%	3.08%

Class B Shares			0.02%	0.03%
1 Year	1.94%	-1.06%
5 Years	3.18%	3.18%
10 Years(a)	2.97%	2.97%

Class C Shares			0.02%	0.03%
1 Year	1.96%	0.96%
5 Years	3.19%	3.19%
10 Years	2.67%	2.67%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2013)
SEC Returns

Class A Shares
1 Year	-0.41%
5 Years	3.29%
10 Years	3.08%

Class B Shares
1 Year	-1.06%
5 Years	3.18%
10 Years(a)	2.97%

Class C Shares
1 Year	0.96%
5 Years	3.19%
10 Years	2.67%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.85%, 1.60% and 1.55% for Class A, Class B and Class C, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2013.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 3-5.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	9

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Intermediate California Municipal Portfolio

	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,002.50	$4.24	0.85%
Hypothetical**	$1,000	$1,020.69	$4.28	0.85%
Class B
Actual	$1,000	$998.90	$7.82	1.57%
Hypothetical**	$1,000	$1,017.10	$7.90	1.57%
Class C
Actual	$1,000	$999.00	$7.72	1.55%
Hypothetical**	$1,000	$1,017.20	$7.80	1.55%

10	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

Intermediate Diversified Municipal Portfolio

	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,003.90	$3.85	0.77%
Hypothetical**	$1,000	$1,021.09	$3.88	0.77%
Class B
Actual	$1,000	$999.80	$7.38	1.48%
Hypothetical**	$1,000	$1,017.55	$7.44	1.48%
Class C
Actual	$1,000	$1,000.40	$7.33	1.47%
Hypothetical**	$1,000	$1,017.60	$7.39	1.47%

Intermediate New York Municipal Portfolio

	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,003.10	$4.19	0.84%
Hypothetical**	$1,000	$1,020.74	$4.23	0.84%
Class B
Actual	$1,000	$999.60	$7.73	1.55%
Hypothetical**	$1,000	$1,017.20	$7.80	1.55%
Class C
Actual	$1,000	$999.60	$7.68	1.54%
Hypothetical**	$1,000	$1,017.25	$7.75	1.54%
*	Expenses are equal to each classes’ annualized expense ratio, shown in the table above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	11

Fund Expenses

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,123.8

*	All data are as of March 31, 2013. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). These are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

12	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio Summary

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $5,449.4

*	All data are as of March 31, 2013. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

**	“Other” represents less than 2.1% in 20 different states.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	13

Portfolio Summary

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,790.6

*	All data are as of March 31, 2013. The Portfolio’s quality rating and state breakdown are expressed as a percentage of the ‘s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

**	“Other” represents less than 0.1% in 9 different states.

14	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio Summary

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2013

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.3%
Long-Term Municipal Bonds – 87.8%
California – 75.9%
Bay Area Infra Fin Auth NPFGC-RE 5.00%, 8/01/17	$4,470	$4,484,036
Bay Area Toll Auth CA 5.00%, 4/01/16-4/01/25	36,020	42,762,199
Series 2006 F 5.00%, 4/01/16 (Pre-refunded/ETM)	5,250	5,954,655
Bay Area Wtr Supply & Consv Agy CA Series 2013A 5.00%, 10/01/25	4,710	5,731,693
California Dept Wtr Res Cen Vy 5.00%, 12/01/14 (Pre-refunded/ETM)	380	409,636
Series AM 5.00%, 12/01/14	3,000	3,234,480
FGIC 5.25%, 6/01/13 (Pre-refunded/ETM)	65	65,535
NPFGC 5.00%, 12/01/14 (Pre-refunded/ETM)	60	64,679
California Dept Wtr Res Pwr 5.00%, 5/01/17-5/01/18	24,600	29,420,169
Series 2010L 5.00%, 5/01/15-5/01/20	14,690	17,656,997
AGM 5.00%, 5/01/17	21,050	24,636,078
California Econ Recovery (California Econ Rec Spl Tax) 5.25%, 7/01/13	10,800	10,932,948
Series A 5.00%, 7/01/18-7/01/20	33,030	39,826,767
5.25%, 7/01/14	2,820	2,993,599
NPFGC 5.00%, 7/01/15	4,460	4,716,138
NPFGC Series A 5.25%, 7/01/13	8,420	8,523,650
California Infra & Eco Dev Bk (Broad Collection) Series 2011A 5.00%, 6/01/21	20,650	25,679,514
California Infra & Eco Dev Bk (Workers Comp Spl Assmt) AMBAC 5.00%, 10/01/15	1,070	1,094,717

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	15

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Mun Fin Auth (UTS BioEnergy LLC) Series 2011A-2 3.95%, 12/01/15(a)	$1,390	$1,411,017
California Poll Cntl Fin Auth (Poseidon Resources LP) 5.00%, 7/01/27	4,000	4,217,720
California Pub Wks Brd (CA Lease Dept Corr St Prisons) AMBAC Series A 5.00%, 12/01/19	2,630	2,966,666
California Pub Wks Brd (CA Lease State Univ Sys) NPFGC-RE 5.00%, 10/01/14	3,740	4,001,314
California Pub Wks Brd (Univ of California Lease) 5.00%, 4/01/21-4/01/22	10,825	12,796,854
5.00%, 12/01/23(b)	1,545	1,889,859
Series 2009E 5.00%, 4/01/23	1,950	2,272,920
NPFGC-RE 5.00%, 6/01/15-9/01/16	4,605	5,138,695
California Spl Dist Assn Fin Corp. COP AGM Series Z 5.50%, 8/01/17 (Pre-refunded/ETM)	440	478,174
California State Univ 5.00%, 11/01/24	1,490	1,716,674
Series 2011A 5.25%, 11/01/26	5,500	6,590,650
Series 2012A 5.00%, 11/01/26	10,930	12,947,678
AMBAC Series B 5.00%, 11/01/14	3,575	3,839,872
NPFGC-RE Series A 5.00%, 5/01/13 (Pre-refunded/ETM)	1,570	1,575,903
California Statewide CDA (California General Fund Obl) Series 2009 5.00%, 6/15/13	35,305	35,642,163
California Statewide CDA (Jewish Home St Ins) 4.50%, 11/15/13	330	330,832

16	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Statewide CDA (Kaiser Permanente) Series 2002C 5.00%, 11/01/29	$2,630	$3,052,746
Series E-1-REMK 5.00%, 4/01/44	1,000	1,160,740
California Statewide CDA (Odd Fellows Home) Series 2012A 5.00%, 4/01/20-4/01/22	2,000	2,302,260
California Statewide CDA (Redlands Cmnty Hospital) RADIAN Series A 5.00%, 4/01/13	1,295	1,295,000
California Statewide CDA (Southern CA Edison Co.) XLCA Series B 4.10%, 4/01/28	14,055	14,055,000
Chaffey CCD CA GO NPFGC Series B 5.00%, 6/01/25	1,440	1,552,838
Coati-Rohnert Pk USD CA GO NPFGC-RE 5.00%, 8/01/20	2,020	2,198,083
Contra Costa Cnty CA Wtr Dist (Contra Costa CA Wtr Dist) Series 2012Q 5.00%, 10/01/20	5,315	6,519,113
Gilroy CA USD GO NPFGC-RE 5.25%, 8/01/13 (Pre-refunded/ETM)	1,900	1,931,483
Golden St Tobacco Sec CA (California Tobacco Sec/St App) AMBAC Series A 5.00%, 6/01/20	10,970	11,046,242
Grossmont-Cuyamaca CCD CA GO AGC 5.25%, 8/01/17	1,150	1,364,004
Industry CA GO 5.00%, 7/01/17	3,655	4,214,873
Inland Valley CA Dev Agy 5.25%, 4/01/13 (Pre-refunded/ETM)	2,890	2,890,000
5.50%, 4/01/14 (Pre-refunded/ETM)	1,320	1,387,967

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	17

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Lincoln CA CFD #2003-1 5.35%, 9/01/13 (Pre-refunded/ETM)	$705	$733,877
5.90%, 9/01/13 (Pre-refunded/ETM)	1,100	1,147,542
Loma Linda CA Hosp (Loma Linda Univ Med Ctr) Series A 5.00%, 12/01/13	1,145	1,169,480
Long Beach CA Bond Fin Auth (Long Beach CA Lease Aquarium) 5.00%, 11/01/23	4,025	4,679,344
Long Beach CA Harbor Series 2010A 5.00%, 5/15/22-5/15/25	16,895	19,936,806
Series B 5.00%, 5/15/21	6,500	7,830,420
Long Beach CA USD GO 5.00%, 8/01/15-8/01/16	7,850	8,820,879
Series 2008A 5.00%, 8/01/18	9,845	11,849,048
Series A 5.00%, 8/01/25	1,000	1,150,520
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) 5.00%, 5/15/23	5,000	5,946,500
Series 2010A 5.00%, 5/15/23-5/15/25	25,915	30,602,607
Series A 5.25%, 5/15/23-5/15/24	15,955	19,120,418
5.50%, 5/15/14-5/15/17	14,790	16,916,329
Los Angeles CA Dept W&P Pwr Series 2012C 5.00%, 1/01/16	8,150	9,064,512
Series 2013A 5.00%, 7/01/21(a)	1,505	1,867,208
Los Angeles CA Dept W&P Wtr Series 2012C 5.00%, 7/01/23	1,540	1,898,866
Los Angeles CA Harbor Dept 5.00%, 8/01/23	2,500	3,004,650
Los Angeles CA USD GO AMBAC Series 2004G 5.00%, 7/01/13	3,260	3,298,207
FGIC Series A-1 5.00%, 7/01/20-7/01/22	13,485	14,704,250
NPFGC Series A-2 5.00%, 7/01/20	11,000	12,012,550

18	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Los Angeles CA Wstwtr Sys Series 2012C 5.00%, 6/01/23-6/01/25	$11,335	$13,741,694
Los Angeles Cnty CA Met Trnsp Auth (Los Angeles Cnty CA MTA Sales Tax) 5.00%, 7/01/21	2,000	2,354,000
Los Angeles Cnty CA Pub Wks (Los Angeles Cnty CA Master Lease) NPFGC-RE Series A 5.00%, 9/01/13	5,265	5,361,718
M-S-R Pub Pwr Agy CA NPFGC 5.00%, 7/01/13	3,715	3,755,939
Mammoth CA USD GO NPFGC Zero Coupon, 8/01/21-8/01/22	2,100	1,541,655
Met Wtr Dist Southern CA Wtr 5.75%, 8/10/18	7,600	8,979,172
Series A 5.75%, 7/01/21 (Pre-refunded/ETM)	1,615	1,911,433
5.75%, 7/01/21	2,045	2,502,732
Northern CA Pwr Agy (Northern CA Power Agy Hydro #1) Series 2012A 5.00%, 7/01/25-7/01/27	3,980	4,670,151
Oakland CA USD GO NPFGC 5.00%, 8/01/13	1,335	1,351,781
Orange Cnty CA Pub Fin Auth (Orange Cnty CA Lease) NPFGC 5.00%, 7/01/13	16,480	16,658,314
Orange Cnty CA Santn COP 5.00%, 2/01/18-2/01/19	9,155	10,981,771
Series 2009A 5.00%, 2/01/20	1,890	2,268,302
Pittsburg CA Redev Agy 9.60%, 6/01/16 (Pre-refunded/ETM)	1,000	1,271,600
Port of Oakland CA Series 2012P 5.00%, 5/01/22-5/01/25	16,945	19,664,230
NPFGC Series 2007C 5.00%, 11/01/18	1,900	2,214,184
Sacramento CA Fin Auth (Sacramento CA Lease) Series B 5.40%, 11/01/20	2,000	2,270,400

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	19

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Sacramento CA Mun Util Dist Series 2012Y 5.00%, 8/15/25	$4,555	$5,479,483
Sacramento CA USD GO Series 2011 5.00%, 7/01/24	4,945	5,736,793
Sacramento Cnty CA Santn Dist Fing Auth (Sacramento Regl Cnty Santn Dist CA) AMBAC 5.50%, 12/01/21	1,175	1,486,634
Sacramento Regl Transit Dist CA 5.00%, 3/01/24	1,000	1,135,550
San Diego CA Pub Fac Fin Auth (San Diego CA Swr) 5.00%, 5/15/21	14,905	17,952,476
Series 2009B 5.00%, 5/15/18	20,615	24,491,032
San Diego CA Pub Fac Fin Auth (San Diego CA Wtr) Series 2012A 5.00%, 8/01/26	1,905	2,295,468
San Diego Cnty CA COP AMBAC 5.00%, 2/01/15	2,000	2,153,620
San Diego Cnty CA Wtr Auth AGM Series 2008A 5.00%, 5/01/19-5/01/24	7,655	8,873,345
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) 5.00%, 5/01/15-5/01/25	17,690	19,604,879
5.25%, 5/01/18	4,655	5,482,892
Series 2009C-2 5.00%, 5/01/16	11,520	13,040,755
Series 2011C 5.00%, 5/01/21	3,900	4,634,175
AGC Series 2008-34E 5.00%, 5/01/16	1,345	1,509,830
San Francisco City/Cnty CA Pub Util Wtr Series 2009A 5.00%, 11/01/28	2,000	2,315,960
Series 2011A 5.00%, 11/01/25	11,320	13,618,413
Series 2013B 5.00%, 10/01/25	4,000	4,829,240
NPFGC 5.25%, 4/01/13 (Pre-refunded/ETM)	5,245	5,245,000

20	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Francisco City/Cnty CA Redev CFD #6 (Mission Bay South Public Imp) 5.00%, 8/01/19-8/01/24	$3,855	$4,272,178
San Ramon Vly USD CA GO AGM 5.25%, 8/01/14 (Pre-refunded/ETM)	1,000	1,066,230
Santa Fe Springs CA CDA (Santa Fe Springs CA Tax Alloc) NPFGC 5.375%, 9/01/17	560	560,655
South Placer CA Wstwtr Auth Series 2011C 5.00%, 11/01/19-11/01/20	5,430	6,616,769
Southern CA Pub Pwr Auth (Los Angeles CA Dept W&P Pwr) 5.00%, 7/01/22	4,000	4,856,520
Series 2010-1 5.00%, 7/01/25	8,235	9,751,969
Univ of California Series 2007J 5.00%, 5/15/15 (Pre-refunded/ETM)	395	437,889
Series 2009Q 5.25%, 5/15/22	3,510	4,098,767
Series 2010U 5.00%, 5/15/24	4,215	5,019,011
Series 2012G 5.00%, 5/15/25	10,000	12,053,700
AGM Series 2007J 5.00%, 5/15/16	5,935	6,559,303

		853,406,455

Arizona – 0.0%
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	210	210,649

Colorado – 0.2%
Denver CO City & Cnty Arpt (Denver Intl Airport) 5.75%, 11/15/20	1,700	2,116,993
Series D 7.75%, 11/15/13	90	94,099

		2,211,092

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	21

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida – 3.9%
Broward Cnty FL Sch Brd COP 5.00%, 7/01/18	$2,000	$2,341,820
Citizens Ppty Ins Corp. FL Series 2009A1 6.00%, 6/01/16	13,125	15,144,019
Dupree Lakes CDD FL 6.83%, 11/01/15	160	159,560
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/15-7/01/16	17,080	19,267,480
Lake Ashton II CDD FL Series B 4.875%, 11/01/10(c)(d)	320	249,600
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	2,400	2,587,584
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport) Series 2009A 5.75%, 10/01/21	1,055	1,287,638
Miami-Dade Cnty FL Expressway Series 2013A 5.00%, 7/01/21(a)	1,255	1,515,438
New River CDD FL 1.00%, 5/01/18(d)	475	213,750
5.75%, 5/01/38(d)(e)	605	272,250
Series 2010A1 5.75%, 5/01/38(d)	240	191,234
Series 2010B1 5.00%, 5/01/15(d)	235	225,245
Series B 5.00%, 5/01/13(d)(f)	405	4
Sterling Hill CDD FL Series B 5.50%, 11/01/10(c)(d)	155	93,000

		43,548,622

Guam – 0.2%
Guam Wtrworks Auth 5.50%, 7/01/16	1,500	1,578,060

Illinois – 1.2%
Bolingbrook IL Sales Tax 6.00%, 1/01/26	4,450	3,182,952
Cook Cnty IL GO Series 2012C 5.00%, 11/15/25	3,955	4,607,812
Illinois GO 5.00%, 8/01/18	5,000	5,743,450

		13,534,214

22	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Louisiana – 0.0%
Coves of The Highland CDD LA 5.60%, 11/01/13(c)(d)(g)	$3,200	$	– 0	–

Massachusetts – 0.5%
Massachusetts GO Series 2011A 5.00%, 4/01/25	4,830		5,781,268

North Carolina – 0.2%
North Carolina Eastern Mun Pwr Agy Series 2009 SER B 5.00%, 1/01/16	2,375		2,645,204

Ohio – 0.1%
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21(d)	2,210		1,530,027

Puerto Rico – 4.3%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/22	10,190		10,571,514
Series 2007TT 5.00%, 7/01/21	3,850		3,971,390
Series 2007V V 5.50%, 7/01/20	3,065		3,361,569
Puerto Rico GO Series 2007A 5.50%, 7/01/18	2,650		2,875,329
Series 2012A 5.00%, 7/01/20	1,850		1,923,908
NPFGC Series 2001A 5.50%, 7/01/19	5,470		5,925,323
Puerto Rico Govt Dev Bank NPFGC Series 2009 4.75%, 12/01/15	5,535		5,614,593
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.75%, 7/01/15	2,570		2,738,309
Series 2009P 6.00%, 7/01/20	1,415		1,541,360
Puerto Rico Sales Tax Fin Corp. 5.00%, 8/01/24	5,880		6,324,587
Series C 5.00%, 8/01/22	2,565		3,004,333

			47,852,215

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	23

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas – 1.2%
Dallas Fort Worth TX Intl Arpt Series 2009A 5.00%, 11/01/21	$1,180	$1,327,287
Houston TX Arpt Sys Series 2011A 5.00%, 7/01/19	10,290	12,133,042

		13,460,329

Virginia – 0.1%
Broad Street CDA VA 7.125%, 6/01/13 (Pre-refunded/ETM)	537	550,334

Total Long-Term Municipal Bonds (cost $926,598,211)		986,308,469

Short-Term Municipal Notes – 8.5%
California GO 0.10%, 5/01/34(h)	32,700	32,700,000
0.11%, 5/01/34(h)	20,000	20,000,000
0.15%, 5/01/34(h)	6,300	6,300,000
Los Angeles CA Dept W&P Pwr 0.10%, 7/01/34(h)	5,500	5,500,000
Series 2002A 0.11%, 7/01/35(h)	31,000	31,000,000
Series 2008A 0.09%, 7/01/35(h)	500	500,000

Total Short-Term Municipal Notes (cost $96,000,000)		96,000,000

Total Municipal Obligations (cost $1,022,598,211)		1,082,308,469

CORPORATES - INVESTMENT GRADES – 2.9%
Financial Institutions – 1.9%
Banking – 1.9%
American Express Credit Corp. 1.75%, 6/12/15	5,914	6,042,813
Capital One Financial Corp. 2.125%, 7/15/14	1,543	1,567,134
2.15%, 3/23/15	2,000	2,041,014
JPMorgan Chase & Co. 1.875%, 3/20/15	6,345	6,465,650
Morgan Stanley 1.75%, 2/25/16	5,788	5,833,071

		21,949,682

24	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Industrial – 1.0%
Consumer Cyclical - Automotive – 0.5%
Daimler Finance North America LLC 6.50%, 11/15/13	$2,445	$2,535,257
Ford Motor Credit Co. LLC 7.00%, 4/15/15	2,475	2,731,017

		5,266,274

Technology – 0.5%
Hewlett-Packard Co. 6.125%, 3/01/14	5,273	5,519,117

		10,785,391

Total Corporates - Investment Grades (cost $32,293,019)		32,735,073

SHORT-TERM INVESTMENTS – 0.0%
Time Deposit – 0.0%
State Street Time Deposit 0.01%, 4/01/13 (cost $194,090)	194	194,090

Total Investments – 99.2% (cost $1,055,085,320)		1,115,237,632
Other assets less liabilities – 0.8%		8,571,831

Net Assets – 100.0%		$1,123,809,463

(a)	When-Issued or delayed delivery security.

(b)	Floating Rate Security. Stated interest rate was in effect at March 31, 2013.

(c)	Security is in default and is non-income producing.

(d)	Illiquid security.

(e)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f)	Non-income producing security.

(g)	Fair valued by the Adviser.

(h)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of March 31, 2013, the Fund held 17.3% of net assets in insured bonds (of this amount 5.3% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CCD – Community College District

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	25

Intermediate California Municipal Portfolio—Portfolio of Investments

CDA	– Community Development Authority
CDD	– Community Development District
CFD	– Community Facilities District
COP	– Certificate of Participation
ETM	– Escrowed to Maturity
FGIC	– Financial Guaranty Insurance Company
GO	– General Obligation
IDA	– Industrial Development Authority/Agency
MTA	– Metropolitan Transportation Authority
NPFG	– National Public Finance Guarantee Corporation
NPFGC-RE	– National Public Finance Guarantee Corporation Reinsuring FGIC
RADIAN	– Radian Asset Assurance Inc.
USD	– Unified School District
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

26	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2013

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 91.4%
Long-Term Municipal Bonds – 91.4%
Alabama – 2.8%
Alabama Fed Hwy Fin Auth (Alabama Federal Highway Grant) 5.00%, 9/01/23-9/01/24	$38,230	$46,447,500
Alabama Pub Sch & Clg Auth Series 2009 A 5.00%, 5/01/16-5/01/17	67,805	78,550,306
Birmingham AL Arpt Auth (Birmingham-Shuttlesworth Intl Arpt) AGM 6.00%, 7/01/21-7/01/22	10,070	12,666,702
Birmingham AL Wtrwks Brd Series 2010A 5.00%, 1/01/21-1/01/22	13,295	15,829,753

		153,494,261

Arizona – 1.9%
Arizona Brd of Regents (Univ of Arizona Cop) Series 2012C 5.00%, 6/01/25	2,365	2,729,044
Arizona School Fac Brd COP NPFGC-RE Series A-1 5.00%, 9/01/15	1,765	1,936,752
Arizona Tourism & Sports Auth 5.00%, 7/01/13 (Pre-refunded/ETM)	2,315	2,342,363
5.00%, 7/01/13 (Pre-refunded/ETM)	1,500	1,517,730
Arizona Trans Brd Fed Hwy Grant Series 2009A 5.00%, 7/01/15	16,810	18,476,207
Arizona Trnsp Brd Hwy 5.00%, 7/01/15	8,480	9,340,635
Series 2011A 5.00%, 7/01/24-7/01/25	17,160	20,570,859
Maricopa Cnty AZ IDA MFHR (Steeplechase Apts) Series B 6.25%, 12/01/20	1,315	1,318,564
Phoenix AZ Civic Impt Corp. (Phoenix AZ Civic Impt Airport) 5.00%, 7/01/20-7/01/25	26,890	31,837,378
Phoenix AZ Civic Impt Corp. (Phoenix AZ Transit Excise Tax) AMBAC 5.00%, 7/01/14	5,000	5,287,800

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	27

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Phoenix AZ Civic Impt Corp. (Phoenix AZ Wastewater) NPFGC 5.00%, 7/01/14	$5,000	$5,288,450
Pima Cnty AZ IDA (Global Water Resources) 5.45%, 12/01/17	1,795	1,887,586
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	650	652,009
Salt Verde Fin Corp. Gas (Citigroup, Inc.) Series 2007 5.25%, 12/01/21	1,430	1,652,508

		104,837,885

California – 7.3%
California Dept Wtr Res Pwr Series 2010L 5.00%, 5/01/17-5/01/19	200,935	242,780,806
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.00%, 7/01/19	16,765	20,484,818
5.25%, 7/01/21	2,735	3,327,729
Series A 5.00%, 7/01/20	5,675	6,858,408
California GO 5.00%, 8/01/14-5/01/17	33,740	36,988,796
Series 2008 5.00%, 4/01/18	5,000	5,937,100
Series 2009 5.25%, 10/01/20	5,085	6,208,022
Fremont CA USD GO AGM Series B 5.00%, 8/01/15 (Pre-refunded/ETM)	1,000	1,107,460
Fresno CA USD GO NPFGC Series A 6.00%, 2/01/20	3,255	4,013,220
Golden St Tobacco Sec CA FGIC 5.50%, 6/01/13 (Pre-refunded/ETM)	5,000	5,043,150
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) 5.00%, 5/15/22-5/15/23	24,415	29,191,991

28	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Sacramento CA Fin Auth (Sacramento CA Lease) Series B 5.40%, 11/01/20	$1,000	$1,135,200
Sacramento CA Mun Util Dist NPFGC Series G 6.50%, 9/01/13	285	291,940
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2009 E 5.25%, 5/01/22-5/01/23	10,380	12,513,767
Series 2011C 5.00%, 5/01/22	5,795	6,770,125
NPFGC-RE Series 2006 32F 5.25%, 5/01/18	3,700	4,452,210
Vernon CA Elec Sys Series A 5.25%, 8/01/14	12,160	12,732,250

		399,836,992

Colorado – 2.0%
Broomfield CO COP 5.00%, 12/01/16-12/01/20	13,710	16,001,861
Colorado DOT NPFGC Series B 5.50%, 6/15/13-6/15/14	8,300	8,745,414
Colorado Met Wstwtr Reclaim Dist Series 2012A 5.00%, 4/01/23	3,435	4,244,389
Denver CO City & Cnty Arpt (Denver Intl Airport) 5.50%, 11/15/19	2,140	2,627,278
Series 2010 A 5.00%, 11/15/21-11/15/23	19,630	23,551,601
Series 2011B 4.00%, 11/15/14	6,640	6,997,099
Series 2012A 5.00%, 11/15/22-11/15/24	6,605	7,744,194
Series A-1 5.25%, 11/15/13	11,305	11,645,846
Mun Subdist No CO Wtr Conserv Dist AMBAC Series 2007 J 5.00%, 12/01/13	7,295	7,504,950
PV Wtr & San Met Dist CO Series 06 Zero Coupon, 12/15/17(a)(b)	13,168	4,608,800

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	29

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Regional Trnsp Dist CO (Denver Transit Partners) 5.00%, 1/15/21	$2,800	$3,219,132
5.25%, 1/15/24-7/15/24	7,745	8,822,794
Todd Creek Farms Met Dist #1 CO 4.75%, 12/01/09(a)(b)	1,852	926,072

		106,639,430

District of Columbia – 0.7%
District of Columbia GO AGM Series C 5.00%, 6/01/14 (Pre-refunded/ETM)	5,790	6,106,539
District of Columbia Wtr & Swr Auth AGM 6.00%, 10/01/16	1,635	1,933,616
Metro Washington Arpt Auth VA 5.00%, 10/01/20	11,905	14,667,913
Series 2008A 5.50%, 10/01/14	4,140	4,450,417
Series 2010B 5.00%, 10/01/13	3,325	3,402,838
Series A 5.50%, 10/01/18	6,910	8,460,604
NPFGC Series 2005 A 5.25%, 10/01/15	1,715	1,909,430

		40,931,357

Florida – 6.5%

Broward Cnty FL Arpt Sys (Fort Lauderdale Hollywood Intl Arpt FL) Series 2012Q 5.00%, 10/01/23	5,000	5,985,250
Broward Cnty FL Sch Brd COP NPFGC-RE Series A 5.00%, 7/01/13-7/01/14	7,190	7,398,390
Broward Cnty FL Wtr & Swr Sys Series 2012B 5.00%, 10/01/23	4,945	6,101,685
Citizens Ppty Ins Corp. FL Series 2012 A-1 5.00%, 6/01/19-6/01/21	23,785	28,268,866
Series 2012A 5.00%, 6/01/22	6,780	8,050,030
NPFGC Series A 5.00%, 3/01/14-3/01/16	103,695	113,982,170
Collier Cnty FL Sch Brd COP AGM 5.00%, 2/15/16	5,000	5,521,800

30	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Dupree Lakes CDD FL 6.83%, 11/01/15	$130	$129,643
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15(a)(b)	1,040	811,595
Florida Brd of Ed GO 9.125%, 6/01/14 (Pre-refunded/ETM)	150	161,891
Florida Brd of Ed GO (Florida GO) 9.125%, 6/01/14	185	187,668
Series 2013A 5.00%, 6/01/15	11,765	12,941,735
Series A 5.00%, 1/01/16	5,000	5,430,650
Series B 5.00%, 6/01/13	5,000	5,038,850
Florida Dept Envrn Protn FL Forever NPFGC-RE Series A 5.00%, 7/01/13 (Pre-refunded/ETM)	3,500	3,575,915
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) Series 2012A 5.00%, 7/01/22	10,225	12,388,712
AMBAC 5.00%, 7/01/15	4,825	5,286,173
AMBAC Series A 5.00%, 7/01/13-7/01/14	12,095	12,525,287
NPFGC Series B 5.00%, 7/01/15	6,095	6,677,560
Florida GO 5.00%, 7/01/18-7/01/19	10,935	13,160,511
Series 2009 B 5.00%, 7/01/17	3,245	3,814,108
Florida Hurricane Catastr Fd Fin Corp. Series 2008A 5.00%, 7/01/13	20,000	20,230,400

Heritage Plantation CDD FL Series B 5.10%, 11/01/13(a)(b)	3,545	1,063,500
Jacksonville FL Elec Auth Series 2009 G 5.00%, 10/01/19	2,695	3,284,073
Series 2009B 5.00%, 10/01/15	5,780	6,036,516

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	31

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Lake Ashton II CDD FL Series B 4.875%, 11/01/10(a)(b)	$885	$690,300
5.00%, 11/01/11(a)(b)	6,810	2,247,300
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) Series 2011A 5.50%, 10/01/23-10/01/24	13,095	15,417,540
5.625%, 10/01/25	2,550	2,982,301
Live Oak CDD FL Series 2010 7.36%,11/01/20	965	1,054,706
Martin Cnty FL IDA (Indiantown Cogen LP Proj) 4.20%,12/15/25	10,165	10,183,297
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%,11/15/24	6,990	7,536,338
Miami-Dade Cnty FL SD GO NPFGC Series 1997 5.00%, 2/15/15	2,455	2,659,035
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	3,330	3,362,334
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35(a)	240	252,578
Series 2010A-2 6.125%, 5/01/35(a)	535	511,621
Series 2010B 5.125%, 5/01/17(a)	1,195	1,147,164
Series 4B 5.125%, 5/01/09(a)(c)(d)	510	– 0	–
Parkway Center CDD FL Series B 5.625%, 5/01/14	3,030	2,870,440
Sarasota County FL Sch Brd COP Series 2010 B 5.00%, 7/01/18	2,350	2,806,511
Sunrise FL Util Sys AMBAC 5.50%, 10/01/13 (Pre-refunded/ETM)	2,445	2,508,277
Tampa Bay Reg Wtr Supply Auth FL Series 2011A 5.00%, 10/01/23	2,050	2,490,750
Tampa FL Wtr & Swr Sys 5.00%, 10/01/26	3,895	4,629,519

32	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Villages of Westport CDD FL Series 05A 5.125%, 5/01/15(b)	$865	$766,823

		352,169,812

Georgia – 3.2%
Atlanta GA Arpt (Hartsfield Jackson Atlanta Intl Arpt) Series 2010C 5.00%, 1/01/18-1/01/19	9,260	11,046,053
5.25%, 1/01/20	6,500	8,034,325
5.50%, 1/01/21	7,500	9,386,625
5.75%, 1/01/22-1/01/23	20,000	24,813,200
Series 2101C 5.875%, 1/01/24	2,925	3,641,654
Atlanta GA Arpt PFC (Hartsfield Jackson Atlanta Intl Arpt) Series 2010B 5.00%, 1/01/20-1/01/22	22,650	26,896,798
Gainesville GA Redev Auth (Gainesville GA GO) AGC Series 2009B 5.00%, 11/15/13	1,550	1,587,123
Georgia Mun Elec Auth Series 2010 B 5.00%, 1/01/16-1/01/20	43,950	52,346,760
AGM Series A 5.25%, 1/01/14	4,230	4,385,876
NPFGC Series A 5.25%, 1/01/14	3,625	3,754,703
Main Street Nat Gas, Inc. (JPMorgan Chase) Series 2006A 5.00%, 3/15/18	1,960	2,224,894
Series A 5.00%, 3/15/16-3/15/17	14,900	16,506,638
Metro Atlanta Rapid Tran Auth GA NPFGC-RE Series A 5.00%, 7/01/13	9,820	9,931,162

		174,555,811

Guam – 0.1%
Guam GO Series 2009A 5.75%, 11/15/14	1,735	1,783,354

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	33

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Guam Wtrworks Auth Series 05 5.00%, 7/01/13	$1,345	$1,353,366

		3,136,720

Hawaii – 0.5%
Honolulu HI Wstwtr Sys Series 2009 A 5.00%, 7/01/21-7/01/22	6,900	8,133,984
Series 2010A 5.00%, 7/01/24	16,500	19,408,455

		27,542,439

Illinois – 3.7%
Bolingbrook IL Sales Tax 5.75%, 1/01/15	1,550	1,479,816
Chicago IL GO Series 2004A 5.00%, 1/01/14 (Pre-refunded/ETM)	5,555	5,751,536
AGM Series 2004A 5.00%, 1/01/23	2,605	2,686,015
Chicago IL Recovery Zone (BP PLC) 6.125%, 12/01/18	6,060	6,355,546
Chicago IL Sales Tax AGM 5.00%, 1/01/16	5,000	5,527,650
Chicago IL Transit Auth Fed Hwy Grant (Chicago IL Fed Hwy Grant) AMBAC Series 2004 5.25%, 6/01/13	2,520	2,538,497
Chicago IL Wstwtr Trnsmn NPFGC Series B 5.25%, 1/01/15	4,225	4,572,337
Cortland IL Spl Tax (Sheaffer Sys Proj Assmt) 5.50%, 3/01/17(a)(b)	5,078	2,996,528
Du Page Cnty IL GO 5.60%, 1/01/21	8,655	10,067,410
Illinois Civic Ctr Spl Tax AMBAC 6.25%, 12/15/20	2,865	3,216,335
Illinois Dev Fin Auth (Adventist Health Sys/Sunbelt) NPFGC Series B 3.355%, 1/01/19(e)	5,730	6,027,100

34	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois Finance Auth (Northwestern Univ) 1.75%, 12/01/34	$2,365	$2,398,346
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	3,890	3,898,675
Illinois GO Series 2006 A 5.00%, 6/01/15	4,875	5,285,329
Series 2010 5.00%, 1/01/17-1/01/19	43,205	48,679,989
AGM 5.00%, 9/01/14 (Pre-refunded/ETM)	5,550	5,918,631
AGM Series A 5.25%, 10/01/13	7,785	7,966,624
AMBAC 5.00%, 4/01/14-11/01/14	7,230	7,589,520
AMBAC Series B 5.00%, 3/01/14	8,080	8,397,221
NPFGC Series B 5.00%, 3/01/14 (Pre-refunded/ETM)	5,000	5,216,450
Matteson IL GO 8.00%, 12/01/29(f)	19,775	16,025,067
Metro Pier & Expo Auth IL Spl Tax 5.00%, 12/15/20-12/15/26	17,100	20,627,051
Regional Trnsp Auth IL Sales Tax NPFGC Series A 5.00%, 7/01/16	5,285	5,988,962
NPFGC-RE Series B 5.50%, 6/01/17	1,025	1,206,097
NPFGC-RE Series C 7.75%, 6/01/20	1,005	1,222,733
Will & Kendall Cnty CSD #202 IL GO NPFGC-RE 5.00%, 1/01/14-1/01/16	8,705	9,428,451

		201,067,916

Indiana – 0.3%
Indiana Finance Auth (Indiana Srf) 5.00%, 2/01/26	3,550	4,174,552

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	35

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Indianapolis IN Gas Util AGC Series A 5.00%, 8/15/30	$7,790	$7,902,799
Jasper Cnty IN PCR (No. Indiana Pub Serv Co.) NPFGC 5.60%, 11/01/16	6,450	7,176,915

		19,254,266

Kansas – 0.2%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Util Sys) AMBAC Series 2004 5.65%, 9/01/13-9/01/14	12,200	12,603,535

Kentucky – 0.2%
Kentucky Asset Liability Comm (Kentucky Fed Hwy Grant) NPFGC 5.00%, 9/01/16	5,000	5,710,650
Kentucky Prop & Bldg Comm (Kentucky Lease Prop & Bldg) NPFGC-RE 5.00%, 3/01/14	2,745	2,862,294

		8,572,944

Louisiana – 1.9%
Coves of The Highland CDD LA 5.60%, 11/01/13(a)(b)(c)	4,025	– 0	–
Ernest Morial New Orleans Exhib Hall LA AMBAC Series A 5.25%, 7/15/13 (Pre-refunded/ETM)	3,450	3,499,197
Lafayette LA Util 5.00%, 11/01/21-11/01/22	7,720	9,471,535
Lakeshore Vlgs Master CDD LA 5.25%, 7/01/17(a)(b)	9,814	3,925,600
Louisiana Agric Fin Auth (Louisiana Agric Fin Auth Lease) 5.25%, 9/15/17	21,895	23,489,832
Louisiana Citizens Ppty Ins Corp. AMBAC Series B 5.25%, 6/01/14	1,770	1,857,226
Louisiana Gas & Fuels Tax Series 2012A-1 5.00%, 5/01/26	6,770	8,100,373

36	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Louisiana GO AGM Series 2006C 5.00%, 5/01/14	$6,585	$6,917,740
Louisiana Loc Govt Envrn Fac & CDA (Lctcs Fac Corp. Proj) 5.00%, 10/01/21-10/01/25	16,135	19,091,679
Louisiana St Office Facs Corp. (Louisiana Lease St Off Bldg) 5.00%, 3/01/16-3/01/17	7,785	8,842,160
Series 2009 5.00%, 3/01/18	1,575	1,843,994
Morehouse Parish LA PCR (International Paper Co.) Series A 5.25%, 11/15/13	7,340	7,546,915
New Orleans LA GO NPFGC 5.25%, 12/01/20	5,845	6,356,964
Orange Grove CDD LA 5.30%, 11/01/21(a)(b)	1,695	537,315
Terrebonne Parish LA Wtrwks AMBAC Series A 5.25%, 11/01/23	2,000	2,051,140

		103,531,670

Massachusetts – 0.9%
Massachusetts GO AGM Series 2006C 2.475%, 11/01/19(e)	1,815	1,925,443
Massachusetts Hlth & Ed Facs Auth (Caregroup, Inc.) Series E2 5.00%, 7/01/14-7/01/17	19,480	21,010,478
Massachusetts Hlth & Ed Facs Auth (Harvard Univ) Series N 6.25%, 4/01/20	2,820	3,730,465
Massachusetts Wtr Poll Abatmnt Series B 5.25%, 8/01/14	40	41,488
Univ of Massachusetts Bldg Auth (Univ of Massachusetts Lease) AMBAC 5.00%, 11/01/18	18,795	20,754,003

		47,461,877

Michigan – 3.7%
Detroit MI Swr Disp Series 2012A 5.00%, 7/01/19-7/01/20	20,980	23,935,114

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	37

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan Bldg Auth (Michigan Lease Fac Prog) Series 2009 I 5.00%, 10/15/13-10/15/15	$19,995	$21,357,180
NPFGC Series 2004 5.375%, 10/01/13	1,900	1,946,930
Michigan Finance Auth (Michigan Unemployment) Series 2012A 5.00%, 7/01/16	93,985	107,382,562
Michigan Pub Pwr Agy (Belle River Proj) NPFGC 5.25%, 1/01/14	3,380	3,501,984
Michigan Trunk Line Spl Tax 5.00%, 11/01/19-11/01/20	10,000	12,261,650
Series 2009 5.00%, 11/01/23	1,510	1,777,693
AGM Series B 5.00%, 9/01/13	2,055	2,095,504
NPFGC-RE 5.25%, 11/01/13	5,000	5,145,700
Wayne Cnty MI Arpt Auth (Detroit Metro Wayne Cnty Arpt) Series 2010C 5.00%, 12/01/17	5,000	5,908,550
Wayne State Univ MI Series 2009 A 5.00%, 11/15/21-11/15/23	14,100	15,982,011

		201,294,878

Minnesota – 0.2%
Minneapolis-St Paul MN Metro Arpt Commn (Minneapolis-St Paul MN Intl Arpt) Series B 5.00%, 1/01/14	2,210	2,285,980
Southern MN Muni Pwr Agy AMBAC Series A 5.25%, 1/01/16	6,820	7,652,040

		9,938,020

Missouri – 0.3%
Jackson Cnty MO Pub Bldg Corp. 5.00%, 12/01/14 (Pre-refunded/ETM)	1,955	2,108,155

38	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Kansas City MO Mun Assist Corp. NPFGC-RE 5.00%, 4/15/13	$7,215	$7,225,317
Springfield MO Pub Util 5.00%, 12/01/18-12/01/19	7,190	8,554,759

		17,888,231

Nevada – 3.5%
Clark Cnty NV Airport PFC (McCarran Airport) Series 2008 5.25%, 7/01/17	16,695	19,446,837
Series A 5.00%, 7/01/13-7/01/14	8,280	8,466,109
Clark Cnty NV Arpt (Mccarran Airport) AGM Series 2009 C 5.00%, 7/01/24	9,175	10,677,590
Clark Cnty NV GO AGM Series B 5.00%, 6/01/13	5,370	5,411,295
AMBAC 5.00%, 11/01/15 (Pre-refunded/ETM)	1,085	1,213,160
5.00%, 11/01/16	16,010	18,395,330
AMBAC Series A 6.50%, 6/01/17	1,760	2,132,680
Clark Cnty NV Motor Vehicle Fuel Tax 5.00%, 7/01/19	8,190	9,747,165
AMBAC 5.00%, 7/01/14-7/01/16	26,505	28,532,517
Clark Cnty NV SD GO Series 2008 A 5.00%, 6/15/21	5,000	5,785,350
AGM Series C 5.00%, 6/15/19	22,380	24,714,234
5.25%, 6/15/13	8,800	8,887,736
NPFGC Series C 5.00%, 6/15/13	5,595	5,647,985
NPFGC-RE Series A 5.00%, 6/15/17	27,880	30,695,601
5.25%, 6/15/14	5,505	5,825,666

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	39

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nevada GO Series 2008C 5.00%, 6/01/15	$4,555	$4,995,013
Series 2009 B 5.00%, 5/01/14	1,790	1,879,464

		192,453,732

New Hampshire – 0.1%
Manchester NH Arpt (Manchester-Boston Regional Arpt) Series 2012A 5.00%, 1/01/22	6,510	7,440,019

New Jersey – 3.5%
Garden St Presv Trust NJ AGM Series 05A 5.80%, 11/01/15 (Pre-refunded/ETM)	2,325	2,644,060
New Jersey COP (New Jersey COP Equip Purchase) Series A 5.00%, 6/15/13-6/15/14	7,365	7,647,405
New Jersey EDA NPFGC Series G 5.00%, 9/01/13 (Pre-refunded/ETM)	3,705	3,777,877
5.00%, 9/01/13 (Pre-refunded/ETM)	20,445	20,847,153
New Jersey EDA (New Jersey Lease Sch Fac) Series W 5.00%, 3/01/15	2,325	2,526,996
New Jersey EDA (New Jersey Trnst Pj Lease) 5.00%, 5/01/15-5/01/16	55,310	61,526,811
New Jersey Trnsp Trust Fd Auth Series 2005B 5.25%, 12/15/13 (Pre-refunded/ETM)	255	264,040
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Fed Hwy Grant) NPFGC-RE Series A 5.00%, 6/15/13-6/15/14	11,520	11,913,696
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) AMBAC Series A 5.50%, 12/15/13	7,415	7,684,906

40	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NPFGC Series 2005B 5.25%, 12/15/13	$6,125	$6,337,293
NPFGC Series A 5.25%, 12/15/13	18,935	19,591,287
NPFGC Series B 5.25%, 12/15/14	14,605	15,803,778
NPFGC-RE Series B 5.25%, 12/15/13	5,000	5,173,300
New Jersey Turnpike Auth (New Jersey Turnpike) AGM Series 2005D-3 5.25%, 1/01/26	14,770	17,952,344
Tobacco Settlement Fin Corp. NJ 6.25%, 6/01/13 (Pre-refunded/ETM)	7,020	7,088,796

		190,779,742

New York – 14.3%
Metropolitan Trnsp Auth NY 5.00%, 11/15/22-11/15/26	57,455	68,232,340
Series 2012D 5.00%, 11/15/16	18,660	21,426,532
New York NY GO 5.00%, 8/01/16-8/01/17	10,795	12,537,877
5.25%, 8/01/16	17,165	19,735,459
Series 2002C 5.50%, 8/01/14	125	125,454
Series 2009 C 5.00%, 8/01/17-8/01/22	18,190	21,848,811
Series 2010B 5.00%, 8/01/19	12,190	14,797,197
Series 2012A 5.00%, 10/01/16	10,090	11,581,403
Series 2012B 5.00%, 8/01/16	18,615	21,249,767
Series B 5.00%, 9/01/15	10,000	11,084,800
Series C 5.00%, 1/01/15-1/01/16	15,370	17,011,937
Series D 5.00%, 2/01/15	8,800	9,546,504
Series E 5.00%, 8/01/14-8/01/16	36,490	39,165,541

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	41

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series J 5.00%, 3/01/17	$2,355	$2,553,008
New York NY Trnsl Fin Auth Series 2002A 5.00%, 11/01/22-11/01/25	34,430	42,053,638
Series 2011C 5.00%, 11/01/19-11/01/25	23,420	28,537,053
Series 2012A 5.00%, 8/01/25	12,345	14,966,831
Series 2012B 5.00%, 11/01/23-11/01/26	45,535	55,502,799
Series 2012E 5.00%, 11/01/22	13,590	17,006,390
NPFGC Series 2003E 5.25%, 2/01/21-2/01/22	140	140,473
New York St Dormitory Auth (New York St Lease Cuny) Series 2008B 5.00%, 7/01/15-7/01/16	33,770	37,717,354
Series A 5.75%, 7/01/13	360	364,817
New York St Dormitory Auth (New York St Lease Svc Contract) Series 2009 A 5.00%, 7/01/19-7/01/24	25,150	29,420,664
New York St Dormitory Auth (New York St Pers Income Tax) Series 2009 G 5.00%, 3/15/19-3/15/21	13,865	16,682,108
Series 2011E 5.00%, 8/15/21	3,880	4,826,642
Series 2012A 5.00%, 12/15/22	38,790	48,614,343
Series 2012B 5.00%, 3/15/21-3/15/22	54,800	67,931,841
New York St Dormitory Auth (New York Univ) NPFGC Series A 6.00%, 7/01/18	2,865	3,537,272
New York St Dormitory Auth (Orange Regl Med Ctr) 6.00%, 12/01/13-12/01/16	14,030	15,115,062
New York St Thruway Auth AGM Series 2005A 5.00%, 3/15/15 (Pre-refunded/ETM)	3,650	3,974,303

42	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NPFGC Series A 5.00%, 4/01/13 (Pre-refunded/ETM)	$4,700	$4,700,000
New York St Thruway Auth (New York St Lease Thruway Svc Contract) 5.00%, 4/01/17	37,425	43,624,451
Series 2009 5.00%, 4/01/18	10,000	11,901,000
New York St Thruway Auth (New York St Pers Income Tax) AGM Series 2005A 5.00%, 3/15/18	4,210	4,574,586
New York St Thruway Auth (New York St Thruway Auth Ded Tax) NPFGC-RE Series B 5.00%, 4/01/13-4/01/16	50,925	55,901,520

		777,989,777

North Carolina – 2.4%
North Carolina Eastern Mun Pwr Agy Series 2009 B 5.00%, 1/01/17	1,020	1,174,040
Series 2012B 5.00%, 1/01/21	13,215	16,120,053
Series A 5.00%, 1/01/14-1/01/15	9,510	10,015,561
6.00%, 1/01/22 (Pre-refunded/ETM)	1,720	2,315,240
North Carolina Infra Fin Corp. COP AGM Series A 5.00%, 2/01/15	10,000	10,823,400
North Carolina Mun Pwr Agy #1 5.25%, 1/01/14	15,545	16,099,957
Series A 5.25%, 1/01/15-1/01/16	47,955	52,690,662
Series C 5.25%, 1/01/14-1/01/17	18,155	19,922,776

		129,161,689

Ohio – 3.8%
Cincinnati OH Wtr Series A 5.00%, 12/01/15	5,780	6,460,133

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	43

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Cleveland OH Arpt Sys AMBAC Series 2006 A 5.00%, 1/01/23	$3,145	$3,486,044
5.25%, 1/01/20	2,315	2,779,343
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21(a)	3,650	2,526,968
Cuyahoga Cnty OH Econ Dev (Cuyahoga Cnty OH Lease) Series 2010G 5.00%, 12/01/19-12/01/24	93,725	109,375,526
Ohio GO Series 2011A 5.00%, 8/01/20-8/01/21	57,430	71,348,941
Univ of Cincinnati OH 5.00%, 6/01/20-6/01/21	6,795	8,239,879
Univ of Toledo OH 5.00%, 6/01/21	2,610	3,074,632

		207,291,466

Oklahoma – 0.1%
Mcgee Creek Auth OK Wtr NPFGC 6.00%, 1/01/23	3,980	4,628,063

Oregon – 0.6%
Oregon Dept of Admin Svc COP Series 2009 D 5.00%, 11/01/21-11/01/23	18,535	21,641,623
Port of Portland OR (Portland Intl Arpt) Series 2010 20C 5.00%, 7/01/23	1,405	1,626,287
Portland OR Swr Sys NPFGC Series A 5.00%, 6/15/13	5,090	5,138,915
Washington Cnty OR SD #48-J GO AGM 5.00%, 6/01/13	4,600	4,635,604

		33,042,429

Pennsylvania – 4.9%
Allegheny Cnty PA Arpt Auth (Pittsburgh Intl Airport) NPFGC 5.00%, 1/01/18	1,585	1,772,474

44	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Allegheny Cnty PA Hosp Dev Auth (Upmc Health Sys) Series B 5.00%, 6/15/18	$8,200	$8,600,242
Allegheny Cnty PA Redev Auth (Pittsburgh Mills Spl Tax) 5.10%, 7/01/14	225	228,427
Central Bucks PA SD GO 5.00%, 5/15/16 (Pre-refunded/ETM)	2,045	2,328,539
NPFGC-RE 5.00%, 5/15/16	2,955	3,344,085
Pennsylvania Econ Dev Fin Auth (Pennsylvania Unemployment) Series 2012A 3.00%, 1/01/15	2,900	3,031,457
5.00%, 1/01/16-7/01/19	21,440	25,188,400
Pennsylvania Pub Sch Bldg Auth (Philadelphia PA SD Lease) AGM Series A 5.00%, 6/01/14	5,440	5,703,459
Pennsylvania Turnpike Comm 5.00%, 6/01/15	4,260	4,625,252
Series 2009 B 5.00%, 6/01/16-6/01/20	50,265	58,081,517
Philadelphia PA Arpt (Philadelphia Intl Airport) 5.00%, 6/15/21	6,225	7,244,406
Series 2010D 5.00%, 6/15/19-6/15/21	28,140	32,822,070
5.25%, 6/15/22-6/15/23	20,485	23,353,070
Series 2011A 5.00%, 6/15/16-6/15/19	12,650	14,747,173
Philadelphia PA IDA (Univ of Pennsylvania) Series 2007 0.69%, 4/26/14(g)	7,300	7,264,084
Philadelphia PA Parking Auth (Philadelphia Airport Parking) 5.00%, 9/01/14-9/01/20	38,650	43,721,738
Series 2009 5.125%, 9/01/22	9,080	10,398,870
Southeastern PA Trnsp Auth 5.00%, 3/01/23-3/01/24	12,245	14,230,312

		266,685,575

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	45

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 3.2%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/21	$23,895	$25,107,432
Series 2010ZZ 5.00%, 7/01/17	5,835	6,267,665
5.25%, 7/01/18	2,205	2,399,327
Puerto Rico Govt Dev Bank Series B 5.00%, 12/01/13	3,540	3,613,809
Puerto Rico Infra Fin Auth Series 2011C 3.00%, 12/15/26	7,415	7,458,749
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series 2007 M 5.75%, 7/01/17	3,085	3,366,568
Series M 5.50%, 7/01/13	15,205	15,340,629
AMBAC Series 2003H 5.50%, 7/01/16	5,415	5,781,866
Puerto Rico Sales Tax Fin Corp. 5.50%, 8/01/21	36,000	40,861,800
Series 2009A 5.375%, 8/01/19 (Pre-refunded/ETM)	10,315	13,024,750
5.375%, 8/01/20	39,685	45,201,215
5.50%, 8/01/23	5,040	5,586,336

		174,010,146

Rhode Island – 0.5%
Rhode Island Depositors Corp. Series A 6.375%, 8/01/22 (Pre-refunded/ETM)	5,780	7,921,895
AGM Series A 5.50%, 8/01/20 (Pre-refunded/ETM)	1,500	1,879,410
5.75%, 8/01/19 (Pre-refunded/ETM)	4,940	5,994,690
Rhode Island Higher Ed Svgs Tr (Rhode Island DOT Fed Hwy Grant) AGC Series 2009A 5.25%, 6/15/17	7,955	9,238,698

		25,034,693

46	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

South Carolina – 0.3%
Greenville Cnty SD SC Lease 5.00%, 12/01/13-12/01/15	$14,850	$16,039,737
Newberry Inv IN Children SC (Newberry Cnty SC SD Lease) 5.25%, 12/01/23-12/01/25	2,315	2,467,493

		18,507,230

Tennessee – 0.1%
Memphis Shelby Cnty Arpt Auth TN (Memphis Intl Airport) Series 2010 B 5.00%, 7/01/16	1,000	1,132,170
Tennessee Energy Acq Corp. Gas (Goldman Sachs Group, Inc.) Series A 5.25%, 9/01/21	2,115	2,457,841

		3,590,011

Texas – 9.5%
Austin TX Utils Sys AGM 5.00%, 11/15/13 (Pre-refunded/ETM)	3,035	3,124,533
Bell Cnty TX Hlth Fac Dev Corp. 6.50%, 4/29/13 (Pre-refunded/ETM)	1,000	1,230,480
Camino Real Regl Mob Auth TX 5.00%, 2/15/14-2/15/21	60,940	65,382,201
Clear Creek TX ISD GO Series A 5.00%, 2/15/16	1,280	1,442,163
Conroe TX ISD GO 5.00%, 2/15/16	6,260	6,798,673
Dallas Fort Worth TX Intl Arpt 5.00%, 11/01/14	2,500	2,674,925
Series 2009A 5.00%, 11/01/15	6,415	7,135,918
Series 2012F 5.00%, 11/01/21-11/01/25	17,905	20,355,174
AMBAC Series 2003 A 5.50%, 11/01/14	2,000	2,056,320
Dallas TX ISD GO 5.00%, 2/15/22-8/15/23	13,530	16,800,147
Garland TX GO Series 2010 5.00%, 2/15/24	3,800	4,463,974

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	47

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Harris Cnty TX Fld Ctl Dist GO Series A 5.25%, 10/01/14 (Pre-refunded/ETM)	$1,920	$2,059,200
5.25%, 10/01/14 (Pre-refunded/ETM)	4,795	5,142,638
5.25%, 10/01/14 (Pre-refunded/ETM)	5,255	5,635,987
Harris Cnty TX GO 5.25%, 10/01/14 (Pre-refunded/ETM)	3,660	3,925,350
5.25%, 10/01/14 (Pre-refunded/ETM)	10,340	11,113,949
Series 2010 A 5.00%, 10/01/23-10/01/25	17,725	21,253,259
Houston TX Arpt Sys Series 2009 A 5.00%, 7/01/21	2,090	2,457,547
Lower Colorado River Auth TX 5.00%, 5/15/22-5/15/23	46,220	53,925,731
AGM Series 1999 A 5.875%, 5/15/16	2,325	2,333,556
North Texas Tollway Auth TX (Texas St Hwy Fund Third Tier) Series 2011D 5.00%, 9/01/24	5,000	5,947,000
5.25%, 9/01/25-9/01/26	35,940	42,974,611
Plano TX GO 5.00%, 9/01/13	5,045	5,145,093
Retama TX Dev Corp. 8.75%, 12/15/13 (Pre-refunded/ETM)	2,045	2,163,017
8.75%, 12/15/14 (Pre-refunded/ETM)	3,860	4,393,375
8.75%, 12/15/15 (Pre-refunded/ETM)	1,200	1,458,624
SA Energy Acq Pub Fac Corp. Gas (Goldman Sachs Group, Inc.) 5.25%, 8/01/15	1,880	2,046,060
San Antonio TX Elec & Gas 5.00%, 2/01/20-2/01/23	61,590	73,815,209
San Antonio TX Wtr Series 2011A 3.00%, 5/15/13	1,150	1,153,807
5.00%, 5/15/23-5/15/26	21,200	25,238,824
Spring TX ISD GO 5.00%, 8/15/20-8/15/21	8,365	10,304,864

48	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.25%, 11/15/16	$1,160	$1,221,898
Texas A & M Univ Series 2009 D 5.00%, 5/15/18	2,000	2,398,040
Texas GO 5.00%, 10/01/22-10/01/25	47,335	58,372,501
Texas Mun Pwr Agy NPFGC Zero Coupon, 9/01/13	2,345	2,338,082
Texas PFA (Texas Lease Bldg & Procur) AMBAC 5.00%, 2/01/15	5,000	5,304,250
Texas Trnsp Comm (Texas St Hwy Fund First Tier) 5.00%, 4/01/14-4/01/16	14,985	16,516,693
Series 2007 5.00%, 4/01/24	8,380	9,668,006
Univ of Texas Series D 5.00%, 8/15/14	5,850	6,225,511

		515,997,190

Virginia – 0.0%
Broad Street CDA VA 7.125%, 6/01/13 (Pre-refunded/ETM)	1,584	1,623,331

Washington – 7.1%
Central Puget Sound WA RTA AMBAC Series A 5.00%, 5/01/15 (Pre-refunded/ETM)	1,015	1,113,739
Chelan Cnty WA PUD #1 Series 2011A 5.00%, 7/01/20	3,110	3,669,551
Series 2011B 5.00%, 7/01/21	5,000	5,917,700
5.25%, 7/01/22	3,670	4,348,473
Cowlitz Cnty WA Spl Swr (Cowlitz Cnty WA Special Swr) NPFGC-RE 5.50%, 11/01/19	1,435	1,625,295
Energy Northwest WA (Bonneville Power Admin) Series 2007C 5.00%, 7/01/17	2,625	3,084,165

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	49
Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2012A 5.00%, 7/01/18-7/01/21	$92,520	$112,407,864
Series A 5.00%, 7/01/14	7,380	7,815,272
5.50%, 7/01/13	3,840	3,889,997
Series C 5.00%, 7/01/14-7/01/16	21,300	23,004,155
Series D 5.00%, 7/01/13	5,060	5,119,708
AMBAC Series A 5.00%, 7/01/18	5,040	5,499,245
Tacoma WA Elec Sys 5.00%, 1/01/15 (Pre-refunded/ETM)	2,900	3,134,291
Grant Cnty WA PUD #2 Series 2011A 5.00%, 1/01/20-1/01/23	13,725	16,535,668
King Cnty WA Swr Series 2011B 5.00%, 1/01/23	4,415	5,304,623
Port of Seattle WA 5.00%, 6/01/22	1,995	2,380,673
Series 2010C 5.00%, 2/01/17	2,590	2,956,045
Seattle WA Mun Light & Pwr AGM 5.00%, 8/01/13	10,060	10,218,143
Tacoma WA Elec Sys 5.00%, 1/01/15	18,045	19,368,240
Washington Fed Hwy Grant 5.00%, 9/01/21	19,110	23,560,910
Washington St GO 5.00%, 7/01/23	13,715	16,923,899
Series 2003A 5.00%, 7/01/13 (Pre-refunded/ETM)	55	55,644
Series 2010R 5.00%, 7/01/20	6,370	7,865,358
Series 2012R 5.00%, 7/01/23	15,950	19,681,821
Series A 5.00%, 7/01/13	10,330	10,451,894
Series C 5.00%, 7/01/14	27,730	29,365,515
AGM 5.00%, 7/01/15	5,405	5,957,391

50	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AGM Series 2007A 5.00%, 7/01/14	$6,260	$6,629,215
AGM Series B 5.00%, 7/01/13	5,785	5,853,263
AGM Series D 5.00%, 1/01/14	2,655	2,749,757
AMBAC 5.00%, 1/01/14	8,645	8,953,540
AMBAC Series C 5.00%, 1/01/16	7,770	8,712,734
NPFGC Series 2003R 5.00%, 7/01/13	2,025	2,048,895

		386,202,683

Wisconsin – 1.1%
Wisconsin GO Series 2004A 5.00%, 5/01/13 (Pre-refunded/ETM)	4,015	4,029,896
NPFGC Series 1 5.25%, 5/01/13	4,545	4,562,907
NPFGC Series 2004A 5.00%, 5/01/13	8,555	8,587,081
NPFGC Series B 5.00%, 5/01/13	4,750	4,767,813
NPFGC-RE Series 3 5.25%, 5/01/13	5,500	5,521,670
Wisconsin Trnsp Auth Series 2005B 5.00%, 7/01/13 (Pre-refunded/ETM)	3,260	3,298,142
Wisconsin Trnsp Auth (Wisconsin Trnsp Auth Spl Tax) Series 2012-2 5.00%, 7/01/23	3,420	4,216,963
AGM Series A 5.25%, 7/01/14-7/01/16	12,610	14,242,754
AMBAC Series 2005B 5.00%, 7/01/13	1,010	1,021,868

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	51

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NPFGC-RE 5.00%, 7/01/16	$6,885	$7,861,637
NPFGC-RE Series I 5.00%, 7/01/17	2,000	2,349,840

		60,460,571

Total Municipal Obligations (cost $4,695,763,248)		4,979,656,391

CORPORATES - INVESTMENT GRADES – 4.0%
Financial Institutions – 1.9%
Banking – 1.3%
Bank of America Corp. 1.50%, 10/09/15	4,438	4,452,659
7.375%, 5/15/14	6,380	6,827,748
Bear Stearns Cos. LLC (The) 5.70%, 11/15/14	1,571	1,693,169
Capital One Financial Corp. 2.125%, 7/15/14	12,993	13,196,223
Citigroup, Inc. 2.65%, 3/02/15	8,048	8,270,262
Goldman Sachs Group, Inc. (The) 5.15%, 1/15/14	5,430	5,620,148
5.25%, 10/15/13	20,300	20,797,512
6.00%, 5/01/14	1,113	1,173,167
JPMorgan Chase & Co. 1.875%, 3/20/15	1,875	1,910,653
2.05%, 1/24/14	8,878	8,996,930

		72,938,471

Finance – 0.6%
General Electric Capital Corp. 2.15%, 1/09/15	27,608	28,311,479
5.90%, 5/13/14	1,692	1,792,789

		30,104,268

		103,042,739

Industrial – 2.1%
Consumer Cyclical - Automotive – 0.5%
Ford Motor Credit Co. LLC 7.00%, 4/15/15	12,630	13,936,460
Daimler Finance North America LLC 6.50%, 11/15/13	13,842	14,352,977

		28,289,437

Technology – 0.8%
International Business Machines Corp. 0.55%, 2/06/15	14,866	14,888,864
Hewlett-Packard Co. 6.125%, 3/01/14	23,359	24,449,281
1.55%, 5/30/14	3,543	3,557,367

		42,895,512

52	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.5%
Verizon Communications, Inc. 5.25%, 4/15/13	$1,676	$1,678,730
1.95%, 3/28/14	20,918	21,215,977
Cellco Partnership/Verizon Wireless Capital LLC 7.375%, 11/15/13	2,492	2,593,838

		25,488,545

Capital Goods – 0.2%
Caterpillar, Inc. 0.95%, 6/26/15	13,617	13,723,635

Consumer Non-Cyclical – 0.1%
Actavis, Inc. 1.875%, 10/01/17	2,807	2,839,735

		113,236,864

Utility – 0.0%
Electric – 0.0%
Exelon Generation Co. LLC 5.35%, 1/15/14	1,280	1,326,916

Total Corporates - Investment Grades (cost $214,830,894)		217,606,519

SHORT-TERM INVESTMENTS – 3.5%
Time Deposit – 3.5%
State Street Time Deposit 0.01%, 4/01/13 (cost $191,253,345)	191,253	191,253,345

Total Investments – 98.9% (cost $5,101,847,487)		5,388,516,255
Other assets less liabilities – 1.1%		60,908,064

Net Assets – 100.0%		$5,449,424,319

(a)	Illiquid security.

(b)	Security is in default and is non-income producing.

(c)	Fair valued by the Adviser.

(d)	Non-income producing security.

(e)	Variable rate coupon, rate shown as of March 31, 2013.

(f)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(g)	Floating Rate Security. Stated interest rate was in effect at March 31, 2013.

As of March 31, 2013, the Fund held 17.4% of net assets in insured bonds (of this amount 8.7% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	53

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

Glossary:

AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CDA	– Community Development Authority
CDD	– Community Development District
COP	– Certificate of Participation
CSD	– Central/Community School District
DOT	– Department of Transportation
EDA	– Economic Development Agency
ETM	– Escrowed to Maturity
FGIC	– Financial Guaranty Insurance Company
GO	– General Obligation
IDA	– Industrial Development Authority/Agency
ISD	– Independent School District
MFHR	– Multi-Family Housing Revenue
NPFGC	– National Public Finance Guarantee Corporation
NPFGC-RE	– National Public Finance Guarantee Corporation Reinsuring FGIC
PCR	– Pollution Control Revenue Bond
PFA	– Public Finance Authority
PFC	– Passenger Facility Charge
PUD	– Public Utility District
RTA	– Regional Transportation Authority
SD	– School District
SRF	– State Revolving Fund
USD	– Unified School District

See notes to financial statements.

54	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2013

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.4%
Long-Term Municipal Bonds – 97.4%
New York – 77.1%
Albany Cnty NY Arpt Auth AGM Series 2010A 5.00%, 12/15/16-12/15/22	$13,090	$15,089,514
Albany Cnty NY GO 5.00%, 11/01/15	1,085	1,210,784
Erie Cnty NY Fiscal Stability Auth (Erie Cnty NY Sales Tax) Series 2011C 5.00%, 12/01/23	5,925	7,117,939
Erie Cnty NY IDA AGM 5.00%, 5/01/14 (Pre-refunded/ETM)	1,120	1,177,725
5.75%, 5/01/14 (Pre-refunded/ETM)	1,520	1,610,607
Erie Cnty NY IDA (Buffalo NY SD) 5.00%, 5/01/22	5,800	6,859,196
AGM Series A 5.00%, 5/01/16	1,210	1,360,645
Generic Municipal Bond Series 2004I 5.00%, 8/01/14 (Pre-refunded/ETM)	10	10,629
Long Island Pwr Auth NY Series 2010A 5.00%, 5/01/15	6,450	7,032,306
NPFGC Series F 5.00%, 5/01/13-5/01/16	34,690	37,392,518
Metropolitan Trnsp Auth NY Series 2002B 0.409%, 11/01/22(a)(b)	16,700	16,076,238
Series 2010D 5.25%, 11/15/24	10,755	12,753,387
Series 2010G 5.00%, 11/15/21	9,305	11,137,154
5.25%, 11/15/22-11/15/26	33,880	40,185,134
Series 2011C 5.00%, 11/15/24	2,890	3,385,751

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	55

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2011D 5.00%, 11/15/22-11/15/25	$11,775	$13,948,127
Series B 5.00%, 11/15/16-11/15/17	6,645	7,613,457
AMBAC Series B 5.00%, 4/29/13 (Pre-refunded/ETM)	535	536,509
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) Series 2012A 5.00%, 11/15/24-11/15/25	29,890	36,346,905
NPFGC-RE Series A 5.25%, 11/15/15-11/15/16	13,150	15,144,866
Nassau Cnty NY GO 5.00%, 4/01/21-4/01/22	5,915	7,025,811
Series 2012A 5.00%, 4/01/14-4/01/15	11,075	11,804,156
Series 2013A 5.00%, 4/01/18-4/01/20	8,660	10,242,936
NPFGC-RE Series A 6.00%, 7/01/13	1,000	1,013,690
Nassau Cnty NY Interim Fin Auth AMBAC Series B 5.00%, 11/15/13 (Pre-refunded/ETM)	3,595	3,702,670
Nassau Cnty NY Interim Fin Auth (Nassau Cnty NY Sales Tax) AMBAC Series H 5.25%, 11/15/13	1,745	1,799,496
New York NY GO 5.00%, 8/01/13-10/01/24	26,990	29,835,302
5.25%, 9/01/14-9/01/16	17,910	19,953,879
Series 1993E 5.00%, 8/01/23	6,855	8,267,541
Series 2002C 5.50%, 8/01/13-8/01/14	565	567,058
Series 2003A 5.25%, 8/01/13 (Pre-refunded/ETM)	715	726,726
5.25%, 8/01/17	4,990	5,069,690
Series 2004I 5.00%, 8/01/16	2,340	2,484,659

56	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2011A 5.00%, 8/01/26	$14,275	$16,778,264
Series 2012I 5.00%, 8/01/16	12,545	14,320,619
Series 2013D 5.00%, 8/01/19	7,165	8,697,450
Series 2013F 5.00%, 3/01/17	2,675	3,106,745
Series C 5.00%, 1/01/16	4,410	4,936,069
Series E 5.00%, 8/01/16	5,500	6,278,470
Series I 5.00%, 8/01/14	2,700	2,870,640
AGM 5.25%, 8/01/14	1,750	1,866,393
NPFGC-RE 5.00%, 8/01/13	2,750	2,793,588
New York NY Hlth & Hosp Corp. Series 2008A 5.00%, 2/15/14	10,215	10,629,320
New York NY Mun Wtr Fin Auth 5.00%, 6/15/19-6/15/26	49,525	57,598,896
Series FF 5.00%, 6/15/25	24,730	29,371,079
New York NY Tfa Bldg Aid Series 2011 S-1A 5.00%, 7/15/25	4,420	5,212,992
New York NY Trnsl Fin Auth 5.00%, 11/01/13-2/01/24	58,045	68,109,715
5.25%, 8/01/14 (Pre-refunded/ETM)	1,300	1,385,202
Series 2006A 5.00%, 8/01/13 (Pre-refunded/ETM)	18,175	18,458,166
5.00%, 8/01/13	25	25,395
Series 2007B 5.00%, 11/01/15 (Pre-refunded/ETM)	1,145	1,279,618
Series 2011A-1 5.00%, 11/01/23	15,315	18,744,028
Series 2012B 5.00%, 11/01/23-11/01/24	10,805	13,248,888
Series 2012D 5.00%, 11/01/21	8,550	10,653,984
Series 2012E 5.00%, 11/01/15-2/01/26	12,525	14,950,558

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	57

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2012E-1 5.00%, 2/01/25	$1,540	$1,854,052
NPFGC 5.25%, 2/01/20	115	115,397
NPFGC Series 2003E 5.25%, 2/01/21	35	35,118
NPFGC-RE 5.00%, 11/01/13	18,405	18,917,027
5.50%, 11/01/13	540	541,971
New York NY Trst for Cult Res (Lincoln Center Performing Arts) 5.75%, 12/01/16	22,830	26,503,804
New York NY Trst for Cult Res (Whitney Museum of American Art) 5.00%, 7/01/21	4,745	5,693,620
New York St Dormitory Auth NPFGC 5.20%, 4/29/13 (Pre-refunded/ETM)	1,000	1,109,680
New York St Dormitory Auth (Brookdale Hospital Med Ctr) NPFGC 5.20%, 2/15/14	1,140	1,143,466
New York St Dormitory Auth (Ithaca College) 5.00%, 7/01/17	12,195	13,178,405
New York St Dormitory Auth (Montefiore Medical Center) 5.00%, 8/01/14	1,000	1,051,390
New York St Dormitory Auth (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/18	1,360	1,596,178
New York St Dormitory Auth (Mt Sinai School of Medicine) 5.00%, 7/01/19	4,390	5,070,099
New York St Dormitory Auth (New York St Lease Mental Hlth) 5.00%, 2/15/15-2/15/16	26,330	29,105,301
AGM 5.00%, 2/15/16	3,830	4,291,898
New York St Dormitory Auth (New York St Lease Secured Hosp) 4.00%, 2/15/14-8/15/15	6,985	7,290,921
New York St Dormitory Auth (New York St Lease Svc Contract) Series 2009A 5.00%, 7/01/22	6,050	7,172,759

58	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 3/15/16-2/15/19	$43,745	$51,352,562
Series 2008A 5.00%, 3/15/20	4,750	5,577,450
Series 2009D 5.00%, 6/15/18-6/15/20	9,230	11,089,894
Series 2012 5.00%, 12/15/21	5,875	7,334,291
Series 2012A 5.00%, 12/15/23	12,700	15,765,399
Series 2012B 5.00%, 3/15/22	3,885	4,824,937
Series 2012D 5.00%, 2/15/22-2/15/25	22,135	26,972,396
Series G 5.00%, 3/15/17-3/15/18	15,885	18,737,754
AMBAC 5.00%, 3/15/15	1,760	1,918,541
New York St Dormitory Auth (New York Univ) NPFGC Series A 6.00%, 7/01/18	1,000	1,234,650
New York St Dormitory Auth (State Univ of New York) Series 2011A 5.00%, 7/01/24	3,125	3,729,375
New York St Dormitory Auth (Wyckoff Heights Medical Ctr) NPFGC 5.20%, 2/15/16	5,820	5,838,449
New York St Energy Res & Dev Auth (New York St Elec and Gas Corp.) NPFGC Series 2010C 0.562%, 4/01/34(a)(b)	17,725	16,694,717
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) 5.00%, 6/15/14-6/15/25	25,030	26,335,087
Series 2009A 5.25%, 6/15/24	7,300	8,818,619
New York St Envrn Fac Corp. (New York St Pers Income Tax) NPFGC-RE 5.00%, 12/15/23	1,060	1,132,027
New York St Liberty Dev Corp. (National Sports Museum Proj) 6.125%, 2/15/19(c)(d)	1,980	20

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	59

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Loc Gov Asst Corp. 5.00%, 4/01/18-4/01/20	$22,670	$26,977,218
AGM 5.00%, 4/01/13	4,230	4,230,000
New York St Mortgage Agy SFMR (New York St Mortgage Agy) 4.50%, 4/01/23	215	214,398
New York St Pwr Auth NPFGC 5.00%, 11/15/16	6,245	7,187,808
New York St Thruway Auth AGM Series 2005A 5.00%, 3/15/15 (Pre-refunded/ETM)	895	974,521
New York St Thruway Auth (New York St Pers Income Tax) 5.00%, 3/15/14-3/15/16	10,950	12,247,017
Series 2010A 5.00%, 3/15/25	5,425	6,558,771
AGM Series 2005A 5.00%, 3/15/18	1,035	1,124,631
AMBAC 5.00%, 3/15/15	10,170	11,088,249
New York St Thruway Auth (New York St Thruway Auth Ded Tax) 5.00%, 4/01/17	21,620	25,201,353
Series 2012A 5.00%, 4/01/25	18,980	22,696,474
AGM Series 5B 5.00%, 4/01/14	10,000	10,475,600
AMBAC 5.25%, 4/01/14	3,190	3,349,628
AMBAC Series 2005B 5.50%, 4/01/20	5,700	7,165,470
NPFGC 5.00%, 4/01/24	1,060	1,148,351
5.25%, 4/01/13-4/01/14	11,175	11,398,929
NPFGC-RE Series B 5.00%, 4/01/16	10,335	11,502,855

60	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Thruway Auth (New York St Thruway Gen Toll Road) Series 2012I 5.00%, 1/01/25	$5,155	$6,085,993
AMBAC 5.00%, 1/01/14	7,210	7,460,692
New York St UDC (New York St Lease Svc Contract) 5.00%, 1/01/19	3,525	4,168,348
New York St UDC (New York St Pers Income Tax) 5.00%, 3/15/16	2,045	2,311,566
AMBAC 5.00%, 12/15/20	6,265	7,005,711
Port Authority of NY & NJ 3.00%, 10/01/14	7,705	8,003,183
5.00%, 9/15/24	2,000	2,319,360
NPFGC-RE 5.00%, 12/01/19	15,290	16,485,066
XLCA 5.00%, 10/01/19	3,700	4,101,931
XLCA Series CONS 143rd 5.00%, 10/01/17	6,425	7,147,041
Schenectady Cnty NY Cap Res (Ellis Hospital) 1.75%, 2/15/18	2,500	2,512,800
Suffolk Cnty NY EDA (Catholic Hlth Svcs of Long Island) 5.00%, 7/01/16-7/01/17	2,900	3,285,770
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) 5.00%, 6/01/14	12,365	13,032,092
Tompkins Cnty NY IDA (Ithaca College) 5.00%, 7/01/16	2,665	2,892,271
Triborough Brdg & Tunl Auth NY 5.00%, 11/15/15-11/15/18	38,085	43,922,714
5.00%, 5/15/18 (Pre-refunded/ETM)	2,150	2,595,803
5.25%, 11/15/13	8,380	8,639,612
5.50%, 1/01/17 (Pre-refunded/ETM)	6,790	7,517,005
Series 2011A 5.00%, 1/01/27	7,000	8,216,460
Series 2012B 5.00%, 11/15/19-11/15/23	28,005	34,652,129

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	61

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NPFGC 5.125%, 4/29/13 (Pre-refunded/ETM)	$8,165	$8,185,494
5.25%, 11/15/15	3,145	3,535,483
Troy Res Corp. (Rensselaer Polytechnic Institute.) 5.00%, 9/01/16-9/01/21	7,490	8,512,544
Series 2010B 5.00%, 9/01/17-9/01/18	9,100	10,587,360
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.) 5.25%, 9/15/16	975	803,069
Yonkers NY GO Series 2011A 5.00%, 10/01/14-10/01/16	4,555	4,982,295
NPFGC 5.00%, 8/01/14	5,305	5,583,406

		1,379,912,809

Alabama – 0.7%
Alabama Pub Sch & Clg Auth Series B 5.00%, 5/01/18	11,055	13,202,655

Arizona – 0.0%
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	285	285,881

California – 2.3%
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21	5,000	6,083,600
Series A 5.00%, 7/01/18-7/01/20	27,975	33,626,495
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2009E 5.00%, 5/01/21	1,280	1,536,000

		41,246,095

Colorado – 0.1%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series D 7.75%, 11/15/13	175	182,969
Todd Creek Farms Met Dist #1 CO 5.60%, 12/01/14(d)	2,765	1,382,500

		1,565,469

62	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

District of Columbia – 0.4%
Metro Washington Arpt Auth VA 5.00%, 10/01/19-10/01/21	$5,795	$6,881,316

Florida – 5.6%
Citizens Ppty Ins Corp. FL Series 2009A1 6.00%, 6/01/16	32,725	37,759,087
Series 2010A 5.00%, 6/01/16	7,230	8,117,988
Dupree Lakes CDD FL 6.83%, 11/01/15	220	219,395
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15(c)(d)	2,175	1,697,326
Florida Brd of Ed Lottery Series 2010C 5.00%, 7/01/18	16,355	19,522,800
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/15	13,660	15,010,701
Heritage Plantation CDD FL Series B 5.10%, 11/01/13(c)(d)	955	286,500
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/16-10/01/17	4,805	5,402,417
Live Oak CDD FL Series 2010 7.36%, 11/01/20	210	229,522
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	3,300	3,557,928
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport) 5.75%, 10/01/20	1,680	2,069,961
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	1,095	1,105,632
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35(d)	85	89,455
Series 2010A-2 6.125%, 5/01/35(d)	200	191,260
Series 2010B 5.125%, 5/01/17(d)	445	427,187
Series 4B 5.125%, 5/01/09(d)(e)(f)	185	– 0	–

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	63

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Parkway Center CDD FL Series B 5.625%, 5/01/14	$1,405	$1,331,013
Polk Cnty FL SD Sales Tax AGM 5.00%, 10/01/16	2,665	2,970,782
Sterling Hill CDD FL Series B
5.50%, 11/01/10(c)(d)	160	96,000

		100,084,954

Georgia – 0.4%
Main Street Nat Gas, Inc. (JPMorgan Chase) Series A 5.00%, 3/15/17	6,975	7,794,004

Guam – 0.1%
Guam COP Series 2010A 6.00%, 12/01/20	1,625	1,724,060

Illinois – 1.3%
Bolingbrook IL Sales Tax 5.75%, 1/01/15	775	739,908
Cortland IL Spl Tax (Sheaffer Sys Proj Assmt) 5.50%, 3/01/17(c)(d)	1,307	771,261
Cortland IL SSA #10 5.125%, 3/01/14(c)(d)	2,545	1,145,250
Illinois Finance Auth (Park Place of Elmhurst) 6.25%, 8/15/15	1,485	1,488,371
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	2,575	2,580,742
Illinois GO 5.00%, 8/01/15	15,000	16,351,500

		23,077,032

Indiana – 0.7%
Indiana Bond Bank Gas (JPMorgan Chase) 5.25%, 10/15/18-10/15/21	10,745	12,606,219

Louisiana – 0.1%
Isabella Lakes CDD LA 6.00%, 8/01/22(c)(d)	1,515	454,500
Juban Parc LA CDD (Juban Parc CDD LA) 5.15%, 10/01/14(c)(d)	1,155	386,879

64	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Whispering Springs CDD LA 5.20%, 10/01/21(c)(d)	$1,500	$382,500

		1,223,879

Michigan – 0.2%
Detroit MI Swr Disp Series 2012A 5.00%, 7/01/22	2,985	3,411,885

Nevada – 0.5%
Clark Cnty NV Arpt (McCarran Airport) AGM Series C 2009 5.00%, 7/01/23	7,400	8,658,962

New Jersey – 0.2%
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) Series 2011A 5.00%, 6/15/21	2,195	2,664,774

North Carolina – 0.1%
North Carolina Eastern Mun Pwr Agy 5.00%, 1/01/15	1,475	1,586,097

Ohio – 0.0%
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21(d)	1,230	851,554

Pennsylvania – 1.1%
Philadelphia PA Parking Auth (Philadelphia Airport Parking) 5.00%, 9/01/16-9/01/21	14,925	16,931,713
5.25%, 9/01/23	2,305	2,645,633

		19,577,346

Puerto Rico – 4.7%
Puerto Rico Elec Pwr Auth 5.50%, 7/01/18-7/01/19	11,470	12,569,279
Series 2010AAA 5.25%, 7/01/21	8,575	9,142,836
Series 2010ZZ 5.25%, 7/01/22	7,900	8,317,120
NPFGC 5.50%, 7/01/16	3,695	3,992,632
Puerto Rico GO 5.00%, 7/01/13	4,980	5,018,396
Puerto Rico Govt Dev Bank 5.00%, 12/01/14	1,190	1,248,810

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	65

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series B 5.00%, 12/01/13	$4,410	$4,501,949
NPFGC Series 2009 4.75%, 12/01/15	7,460	7,567,275
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) AMBAC Series 2007N 2.861%, 7/01/28(b)	1,090	851,257
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.75%, 7/01/15	4,245	4,523,005
Puerto Rico Sales Tax Fin Corp. 5.50%, 8/01/22	23,245	26,086,469

		83,819,028

Tennessee – 1.1%
Tennessee Energy Acq Corp. Gas (Goldman Sachs Group, Inc.) Series A 5.25%, 9/01/21	17,375	20,191,487

Texas – 0.0%
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.25%, 11/15/16	10	10,534

Virginia – 0.0%
Broad Street CDA VA 7.125%, 6/01/13 (Pre-refunded/ETM)	805	824,988

Washington – 0.7%
Port of Seattle WA 5.00%, 2/01/21	11,085	13,331,929

Total Municipal Obligations (cost $1,649,220,589)		1,744,532,957

CORPORATES - INVESTMENT GRADES – 0.7%
Industrial – 0.4%
Consumer Cyclical - Automotive – 0.3%
Ford Motor Credit Co. LLC 7.00%, 4/15/15	4,040	4,457,902

Technology – 0.1%
Hewlett-Packard Co. 6.125%, 3/01/14	2,173	2,274,425

		6,732,327

Financial Institutions – 0.3%
Banking – 0.1%
Capital One Financial Corp. 2.15%, 3/23/15	1,500	1,530,760

66	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Finance – 0.2%
General Electric Capital Corp. 1.625%, 7/02/15	$4,304	$4,377,491

		5,908,251

Total Corporates - Investment Grades (cost $12,454,100)		12,640,578

	Shares
SHORT-TERM INVESTMENTS – 1.2%
Time Deposit – 1.2%
State Street Time Deposit 0.01%, 4/01/13 (cost $20,676,476)	20,676	20,676,476

Total Investments – 99.3% (cost $1,682,351,165)		1,777,850,011
Other assets less liabilities – 0.7%		12,785,350

Net Assets – 100.0%		$1,790,635,361

(a)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2013 and the aggregate market value of these securities amounted to $32,770,955 or 1.83% of net assets.

(b)	Variable rate coupon, rate shown as of March 31, 2013.

(c)	Security is in default and is non-income producing.

(d)	Illiquid security.

(e)	Non-income producing security.

(f)	Fair valued by the Adviser.

As of March 31, 2013, the Fund held 16.5% of net assets in insured bonds (of this amount 5.9% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CDA	– Community Development Authority
CDD	– Community Development District
COP	– Certificate of Participation
EDA	– Economic Development Agency
ETM	– Escrowed to Maturity
GO	– General Obligation
IDA	– Industrial Development Authority/Agency
NPFGC	– National Public Finance Guarantee Corporation
NPFGC-RE	– National Public Finance Guarantee Corporation Reinsuring FGIC
SD	– School District
SFMR	– Single Family Mortgage Revenue
SSA	– Special Services Area
UDC	– Urban Development Corporation
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	67

Intermediate New York Municipal Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2013 (unaudited)

	California Municipal Portfolio	Diversified Municipal Portfolio		New York Municipal Portfolio
Assets
Investments in securities, at value	$1,115,237,632	$5,388,516,255		$1,777,850,011
Receivables:
Interest	14,696,074	64,053,999		22,120,099
Capital shares sold	1,362,716	11,396,827		3,626,595
Investment securities sold	5,000	645,117		702,353

Total assets	1,131,301,422	5,464,612,198		1,804,299,058

Liabilities
Payables:
Dividends to shareholders	827,112	4,026,542		1,374,035
Investment securities purchased	3,379,329	– 0	–	8,744,254
Capital shares redeemed	2,591,011	8,097,954		2,419,214
Management fee	474,361	2,007,532		727,751
Shareholder servicing fee	82,058	380,683		121,776
Distribution fee	59,881	364,079		149,647
Transfer Agent fee	4,792	21,624		416
Accrued expenses	73,415	289,465		126,604

Total liabilities	7,491,959	15,187,879		13,663,697

Net Assets	$1,123,809,463	$5,449,424,319		$1,790,635,361

Cost of investments	$1,055,085,320	$5,101,847,487		$1,682,351,165

Net Assets Consist of:
Capital stock, at par	$76,130	$368,888		$123,281
Additional paid-in capital	1,067,649,626	5,156,423,990		1,693,578,969
Undistributed net investment income/(distributions in excess of net investment income)	(196,679)	33,568		(144,328)
Accumulated net realized gain (loss) on investment transactions	(3,871,926)	5,929,105		1,578,593
Net unrealized appreciation of investments	60,152,312	286,668,768		95,498,846

	$1,123,809,463	$5,449,424,319		$1,790,635,361

See notes to financial statements.

68	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Assets & Liabilities

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Calculation of Maximum Offering Price
Municipal Class Shares
Net Assets	$961,460,924	$4,462,067,505	$1,428,707,246
Shares of capital stock outstanding	65,131,602	302,074,674	98,357,055

Net asset value and offering price per share	$14.76	$14.77	$14.53

Class A Shares
Net Assets	$131,690,164	$796,849,021	$263,695,342
Shares of capital stock outstanding	8,921,081	53,921,453	18,159,968

Net asset value and redemption price per share	$14.76	$14.78	$14.52
Sales charge—3.00% of public offering price	0.46	0.46	0.45

Maximum offering price	$15.22	$15.24	$14.97

Class B Shares
Net Assets	$55,202	$480,481	$490,980
Shares of capital stock outstanding	3,740	32,505	33,829

Net asset value and offering price per share	$14.76	$14.78	$14.51

Class C Shares
Net Assets	$30,603,173	$190,027,312	$97,741,793
Shares of capital stock outstanding	2,073,357	12,859,774	6,730,278

Net asset value and offering price per share	$14.76	$14.78	$14.52

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	69

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2013 (unaudited)

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Investment Income
Income:
Interest	$19,147,112	$88,001,477	$29,717,145

Expenses:
Management fee (see Note 2A)	2,796,741	11,923,841	4,310,532
Shareholder servicing fee (see Note 2B)	489,001	2,287,504	727,149
Custodian fee	102,879	173,460	115,880
Transfer Agent fee – Non-Retail Class	28,256	135,200	24,367
Transfer Agent fee – Class A	10,964	64,334	40,897
Transfer Agent fee – Class B	14	65	108
Transfer Agent fee – Class C	2,468	14,488	16,528
Distribution fees – Class A	188,150	1,158,759	382,822
Distribution fees – Class B	302	2,562	2,757
Distribution fees – Class C	143,467	917,028	474,607
Directors’ fees and expenses	19,988	111,916	36,216
Auditing and tax fees	16,270	65,757	22,911
Registration fees	10,414	126,151	22,103
Legal fees	9,604	49,669	20,372
Printing fees	9,471	32,546	10,204
Miscellaneous	20,772	88,752	31,159

Total expenses	3,848,761	17,152,032	6,238,612

Net investment income	15,298,351	70,849,445	23,478,533

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on investment transactions	2,402,635	8,776,974	3,918,839
Net change in unrealized appreciation/depreciation of investments	(13,533,603)	(54,775,085)	(20,241,491)

Net realized and unrealized loss on investment transactions	(11,130,968)	(45,998,111)	(16,322,652)

Net increase in net assets resulting from operations	$4,167,383	$24,851,334	$7,155,881

See notes to financial statements.

70	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	California Municipal Portfolio
	Six Months Ended March 31,2013 (unaudited)	Year Ended March 30, 2012
Increase (Decrease) in Net Assets From Operations:
Net investment income	$15,298,351	$33,959,836
Net realized gain on investment transactions	2,402,635	527,277
Net change in unrealized appreciation/depreciation of investments	(13,533,603)	21,223,610

Net increase in net assets resulting from operations	4,167,383	55,710,723
Dividends and Distributions to Shareholders:
Dividends from net investment income
Municipal Class	(13,453,345)	(31,057,627)
Class A	(1,582,089)	(2,431,695)
Class B	(549)	(2,346)
Class C	(262,368)	(468,168)

Total dividends to shareholders	(15,298,351)	(33,959,836)

Capital-Share Transactions:
Net proceeds from sales of shares	160,375,146	252,761,391
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	11,261,148	13,687,643

Total proceeds from shares sold	171,636,294	266,449,034
Cost of shares redeemed	(168,060,746)	(269,046,540)

Net increase (decrease) in net assets from capital-share transactions	3,575,548	(2,597,506)

Net increase (decrease) in net assets	(7,555,420)	19,153,381
Net Assets:
Beginning of period	1,131,364,883	1,112,211,502

End of period(a)	$1,123,809,463	$1,131,364,883

(a) Includes distributions in excess of net investment income of:	$(196,679)	$(196,679)

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	71

Statement of Changes in Net Assets

	Diversified Municipal Portfolio
	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012
Increase (Decrease) in Net Assets From Operations:
Net investment income	$70,849,445	$154,238,848
Net realized gain on investment transactions	8,776,974	6,403,241
Net change in unrealized appreciation/depreciation of investments	(54,775,085)	97,424,771

Net increase in net assets resulting from operations	24,851,334	258,066,860
Dividends and Distributions to Shareholders:
Dividends from net investment income
Municipal Class	(60,009,336)	(135,203,695)
Class A	(9,271,370)	(16,725,113)
Class B	(4,366)	(13,234)
Class C	(1,564,373)	(2,577,232)
Distributions from net realized gain on investment transactions
Municipal Class	(6,180,319)	(3,995,574)
Class A	(987,749)	(453,984)
Class B	(695)	(674)
Class C	(246,774)	(96,123)

Total dividends and distributions to shareholders	(78,264,982)	(159,065,629)

Capital-Share Transactions:
Net proceeds from sales of shares	891,928,027	1,523,181,321
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	58,702,658	70,637,465

Total proceeds from shares sold	950,630,685	1,593,818,786
Cost of shares redeemed	(1,115,261,910)	(1,581,303,607)

Net increase (decrease) in net assets from capital-share transactions	(164,631,225)	12,515,179

Net increase (decrease) in net assets	(218,044,873)	111,516,410
Net Assets:
Beginning of period	5,667,469,192	5,555,952,782

End of period(a)	$5,449,424,319	$5,667,469,192

(a) Includes undistributed net investment income of:	$33,568	$33,568

See notes to financial statements.

72	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Changes in Net Assets

	New York Municipal Portfolio
	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012
Increase (Decrease) in Net Assets From Operations:
Net investment income	$23,478,533	$52,331,896
Net realized gain on investment transactions	3,918,839	5,911,533
Net change in unrealized appreciation/depreciation of investments	(20,241,491)	25,169,346

Net increase in net assets resulting from operations	7,155,881	83,412,775
Dividends and Distributions to Shareholders:
Dividends from net investment income
Municipal Class	(19,515,012)	(45,177,436)
Class A	(3,128,608)	(5,633,810)
Class B	(4,837)	(13,507)
Class C	(830,076)	(1,507,143)
Distributions from net realized gain on investment transactions
Municipal Class	(697,861)	– 0	–
Class A	(121,681)	– 0	–
Class B	(279)	– 0	–
Class C	(45,500)	– 0	–

Total dividends and distributions to shareholders	(24,343,854)	(52,331,896)

Capital-Share Transactions:
Net proceeds from sales of shares	222,114,481	380,451,892
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	17,600,992	23,711,647

Total proceeds from shares sold	239,715,473	404,163,539
Cost of shares redeemed	(268,064,390)	(428,045,585)

Net increase decrease in net assets from capital-share transactions	(28,348,917)	(23,882,046)

Net increase (decrease) in net assets	(45,536,890)	7,198,833
Net Assets:
Beginning of period	1,836,172,251	1,828,973,418

End of period(a)	$1,790,635,361	$1,836,172,251

(a) Includes distributions in excess of net investment income of:	$(144,328)	$(144,328)

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	73

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2013 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The AllianceBernstein Intermediate Municipal Class A, B and C shares are shares of three Portfolios of the Sanford C. Bernstein Fund, Inc. (the “Fund”): California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (collectively, “Bernstein Intermediate Municipal Portfolios” or “Portfolios”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. Effective February 1, 2002, the Bernstein Portfolios commenced offering AllianceBernstein Intermediate Municipal Class A, AllianceBernstein Intermediate Municipal Class B and AllianceBernstein Intermediate Municipal Class C Shares (collectively, “Intermediate Municipal Retail Classes”). Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. These financial statements include only the Intermediate Municipal Portfolios. The financial highlights of the Municipal Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by

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Notes to Financial Statements

reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note A above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	75

Notes to Financial Statements

Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets,

76	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2013:

California Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$967,797,932		$18,510,537	^	$986,308,469
Short-Term Municipal Notes		– 0	–	96,000,000		– 0	–	96,000,000
Corporates – Investment Grades		– 0	–	32,735,073		– 0	–	32,735,073
Short-Term Investments		– 0	–	194,090		– 0	–	194,090

Total Investments in Securities		– 0	–	1,096,727,095		18,510,537		1,115,237,632
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total##	$	– 0	–	$1,096,727,095		$18,510,537		$1,115,237,632

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	77

Notes to Financial Statements

Diversified Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$4,919,366,016		$60,290,375	^	$4,979,656,391
Corporates – Investment Grades		– 0	–	217,606,519		– 0	–	217,606,519
Short-Term Investments		– 0	–	191,253,345		– 0	–	191,253,345

Total Investments in Securities		– 0	–	5,328,225,880		60,290,375		5,388,516,255
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total**	$	– 0	–	$5,328,225,880		$60,290,375		$5,388,516,255

New York Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,707,316,190		$37,216,767	^	$1,744,532,957
Corporates – Investment Grades		– 0	–	12,640,578		– 0	–	12,640,578
Short-Term Investments		– 0	–	20,676,476		– 0	–	20,676,476

Total Investments in Securities		– 0	–	1,740,633,244		37,216,767		1,777,850,011
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total##	$	– 0	–	$1,740,633,244		$37,216,767		$1,777,850,011

^	The Portfolio held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

##	There were no transfers between Level 1 and Level 2 during the reporting period.

**	There were de minimis transfers under 1% of net assets from Level 1 to Level 2 during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

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Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

California Municipal Portfolio	Long-term Municipal Bonds		Total
Balance as of 9/30/12	$23,189,725		$23,189,725
Accrued discounts/(premiums)	110,332		110,332
Realized gain (loss)	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	138,256		138,256
Purchases	4,282,224		4,282,224
Sales	(9,210,000)		(9,210,000)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 3/31/13	$18,510,537		$18,510,537

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/13*	$40,877		$40,877

Diversified Municipal Portfolio	Long-Term Municipal Bonds^		Total
Balance as of 9/30/12	$78,185,467		$78,185,467
Accrued discounts/(premiums)	32,917		32,917
Realized gain (loss)	(583,590)		(583,590)
Change in unrealized appreciation/depreciation	800,881		800,881
Purchases	– 0	–	– 0	–
Sales	(18,145,300)		(18,145,300)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 3/31/13	$60,290,375		$60,290,375

Net change in unrealized appreciation/depreciation from Investments from Investments held as of 3/31/13*	$(142,909)		$(142,909)

New York Municipal Portfolio	Long-Term Municipal Bonds^		Total
Balance as of 9/30/12	$50,438,308		$50,438,308
Accrued discounts/(premiums)	(105,587)		(105,587)
Realized gain (loss)	6,604		6,604
Change in unrealized appreciation/depreciation	(228,597)		(228,597)
Purchases	– 0	–	– 0	–
Sales	(12,893,961)		(12,893,961)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 3/31/13	$37,216,767		$37,216,767

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/13*	$(273,705)		$(273,705)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

^	The Portfolio held a security with zero market value at period end.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	79

Notes to Financial Statements

The following presents information about significant unobservable inputs related to the Portfolios with material categories of Level 3 investments at March 31, 2013:

Quantitative Information about Level 3 Fair Value Measurements
California Municipal Portfolio
	Fair Value at 3/31/2013	Valuation Technique	Unobservable Input	Range
Long-Term Municipal Bonds	$18,510,537	Third Party Vendor	Evaluated Quotes	$0.00 - $111.88
	$0.00	Qualitative Assessment		$0.00

Diversified Municipal Portfolio
	Fair Value at 3/31/2013	Valuation Technique	Unobservable Input	Range
Long-Term Municipal Bonds	$60,290,375	Third Party Vendor	Evaluated Quotes	$30.00 - $137.06
	$0.00	Qualitative Assessment		$0.00

New York Municipal Portfolio
	Fair Value at 3/31/2013	Valuation Technique	Unobservable Input	Range
Long-Term Municipal Bonds	$37,216,767	Third Party Vendor	Evaluated Quotes	$0.00 - $109.30
	$0.00	Qualitative Assessment		$0.00

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party

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Notes to Financial Statements

which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of March 31, 2013, the Portfolios did not have any unrecognized tax benefits.

D. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	81

Notes to Financial Statements

E. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

F. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

G. Distribution of Income and Gains

Net investment income of each Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, for all Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

H. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

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Notes to Financial Statements

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The California Municipal and New York Municipal Portfolios pay the Adviser an investment management fee at an annual rate of .50% of the first $1 billion, .45% of the next $2 billion, .40% of the next $2 billion and .35% in excess of $5 billion of the average daily net assets of the Portfolios. The Diversified Municipal Portfolio pays the Adviser an investment management fee at an annual rate of .50% of the first $1 billion, .45% of the next $2 billion, .40% of the next $2 billion, .35% of the next $2 billion and .30% in excess of $7 billion of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Intermediate Municipal Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Intermediate Municipal Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended March 31, 2013, the compensation retained by ABIS amounted to: California Municipal Portfolio $9,000; Diversified Municipal Portfolio, $36,799; and New York Municipal Portfolio, $17,923.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Municipal Class shares of the Portfolios. Under the agreement, the fee paid by each of the Municipal Class shares to the Adviser for services under this agreement is at an annual rate of .10 of 1% of the average daily net assets of each Portfolio attributable to the respective class during the month.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	83

Notes to Financial Statements

C. Distribution Arrangements—Municipal Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Municipal Class Shares of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Municipal Class shares of the Portfolios. This agreement does not apply to the Intermediate Municipal Retail Classes of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—Intermediate Municipal Retail Classes

The Intermediate Municipal Retail Class shares of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of each Portfolio’s average daily net assets attributable to the Intermediate Municipal Class A Shares and 1% of each Intermediate Municipal Portfolio’s average daily net assets attributable to both Class B and Class C Shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since commencement of the Portfolios’ operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
California Municipal	$507,243	$1,236,207
Diversified Municipal	459,839	2,800,647
New York Municipal	747,390	2,087,231

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 3% for purchases up to $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be

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Notes to Financial Statements

issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the six months ended March 31, 2013, as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A	Class B			Class C
California Municipal	$ – 0	–	$3,981	$	– 0	–	$58
Diversified Municipal	– 0	–	47,139		– 0	–	19,265
New York Municipal	887		5,404		39		13,321

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the six months ended March 31, 2013, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities			Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
California Municipal	$56,098,247	$	– 0	–	$155,156,914	$	– 0	–
Diversified Municipal	315,138,276		– 0	–	521,423,856		41,379,885
New York Municipal	195,012,559		– 0	–	189,606,230		– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

	Gross Unrealized		Net Unrealized Appreciation
Portfolio	Appreciation	(Depreciation)
California Municipal	$66,797,666	$(6,645,354)	$60,152,312
Diversified Municipal	318,276,170	(31,607,402)	286,668,768
New York Municipal	108,657,447	(13,158,601)	95,498,846

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	85

Notes to Financial Statements

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolios did not engage in derivatives transactions for the six months ended March 31, 2013.

NOTE 4.

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2012 and September 30, 2011 were as follows:

California Municipal Portfolio	2012		2011
Distributions paid from:
Ordinary income	$410,006		$213,389
Net long-term capital gains	– 0	–	11,629,683

Total taxable distributions paid	410,006		11,843,072
Tax exempt distributions	33,549,830		35,601,782

Total distributions paid	$33,959,836		$47,444,854

Diversified Municipal Portfolio	2012		2011
Distributions paid from:
Ordinary income	$5,729,615		$3,177,364
Net long-term capital gains	1,894,314		26,087,938

Total taxable distributions paid	7,623,929		29,265,302
Tax exempt distributions	151,441,700		166,171,922

Total distributions paid	$159,065,629		$195,437,224

New York Municipal Portfolio	2012		2011
Distributions paid from:
Ordinary income	$181,258		$966,091
Net long-term capital gains	– 0	–	6,120,387

Total taxable distributions	181,258		7,086,478
Tax exempt distributions	52,150,638		57,048,028

Total distributions paid	$52,331,896		$64,134,506

86	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

As of September 30, 2012, the components of accumulated earnings/(deficits) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income(a)	Undistributed Long-Term Gains			Accumulated Capital and Other Losses(b)		Unrealized Appreciation/ (Depreciation)(c)	Total Accumulated Earnings/ (Deficit)(d)
California Municipal	$680,856	$	– 0	–	$(6,254,662)		$73,666,016	$68,092,210
Diversified Municipal	4,506,923		4,319,450		– 0	–	341,443,853	350,270,226
New York Municipal	1,150,769		– 0	–	(1,474,925)		115,740,337	115,416,181

(a)	Includes tax exempt income as shown below:

Portfolio
California Municipal	$680,856
Diversified Municipal	4,258,706
New York Municipal	1,150,769

(b)	During the fiscal year ended September 30, 2012, New York Municipal Portfolio utilized capital loss carryforwards of $667,482.

(c)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

(d)	The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to dividends payable to shareholders and the treatment of interest on defaulted securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2012, the Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount		Long-Term Amount	Expiration
California Municipal	$2,406,179		N/A	2019
California Municipal	– 0	–	$3,848,483	No expiration
New York Municipal	1,474,925		N/A	2019

NOTE 5.

Risks Involved in Investing in the Portfolios

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	87

Notes to Financial Statements

value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The New York Municipal and California Municipal Portfolios invest primarily in securities issued by the State of New York and California, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The Intermediate California Municipal and Intermediate New York Municipal Portfolios are not “diversified.” This means state specific Municipal Portfolios can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolio’s net asset value.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

88	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

Lower-Rated Securities Risk—Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates, or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Tax Risk—There is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	89

Notes to Financial Statements

As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. It has allocated 2 billion to the Diversified Municipal Portfolio, of which 400 million is allocated to each of the three retail classes of shares and 800 million allocated to the Municipal Class Shares; 800 million to the California Municipal Portfolio divided evenly into four classes; 1 billion allocated to the New York Portfolio, of which 200 million is allocated to each of the three retail classes of shares and 400 million allocated to the Municipal Class Shares. Share transactions for each Portfolio for the six months ended March 31, 2013 and the year ended September 30, 2012, were as follows:

	California Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012

Municipal Class Shares
Shares sold	7,940,250	11,766,729	$118,176,857	$ 173,788,582

Shares issued to shareholders on reinvestment of dividends	693,466	812,969	10,297,547	12,054,214

Shares redeemed	(10,032,551)	(16,610,862)	(149,229,852)	(245,745,529)

Net decrease	(1,398,835)	(4,031,164)	(20,755,448)	(59,902,733)

Beginning of period	66,530,437	70,561,601	926,865,315	986,768,048

End of period	65,131,602	66,530,437	$906,109,867	$ 926,865,315

90	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

	California Municipal Portfolio
	Shares			Amount
	Six Months Ended March 31, 2013 (unaudited)		Year Ended September 30, 2012	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012

Class A Shares
Shares sold	2,422,281		4,807,998	$36,013,561	$71,169,766

Shares issued to shareholders on reinvestment of dividends	53,318		89,126	791,599	1,318,186

Shares converted from Class B	659		1,641	9,808	24,308

Shares redeemed	(1,195,416)		(1,359,830)	(17,721,800)	(20,164,820)

Net increase	1,280,842		3,538,935	19,093,168	52,347,440

Beginning of period	7,640,239		4,101,304	111,708,213	59,360,773

End of period	8,921,081		7,640,239	$130,801,381	$111,708,213

Class B Shares
Shares sold	– 0	–	408	$4	$6,074

Shares issued to shareholders on reinvestment of dividends	18		79	271	1,152

Shares converted to Class A	(659)		(1,641)	(9,808)	(24,308)

Shares redeemed	– 0	–	(5,402)	(3)	(79,965)

Net decrease	(641)		(6,556)	(9,536)	(97,047)

Beginning of period	4,381		10,937	483,690	580,737

End of period	3,740		4,381	$474,154	$483,690

Class C Shares
Shares sold	415,216		524,921	$6,174,916	$7,772,661

Shares issued to shareholders on reinvestment of dividends	11,465		21,250	171,731	314,091

Shares redeemed	(73,995)		(204,406)	(1,099,283)	(3,031,918)

Net increase	352,686		341,765	5,247,364	5,054,834

Beginning of period	1,720,671		1,378,906	25,099,191	20,044,357

End of period	2,073,357		1,720,671	$30,346,555	$25,099,191

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	91

Notes to Financial Statements

	Diversified Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012

Municipal Class Shares
Shares sold	40,545,435	66,943,235	$602,590,209	$990,031,009

Shares issued to shareholders on reinvestment of dividends and distributions	3,426,669	3,815,108	50,918,763	56,568,873

Shares redeemed	(55,954,787)	(91,640,337)	(831,703,820)	(1,355,949,661)

Net decrease	(11,982,683)	(20,881,994)	(178,194,848)	(309,349,779)

Beginning of period	314,057,357	334,939,351	4,357,609,279	4,666,959,058

End of period	302,074,674	314,057,357	$4,179,414,431	$4,357,609,279

Class A Shares
Shares sold	17,034,117	30,591,077	$253,488,219	$453,380,046

Shares issued to shareholders on reinvestment of dividends and distributions	435,417	820,760	6,471,342	12,148,110

Shares converted from Class B	3,605	16,239	53,697	241,744

Shares redeemed	(17,855,458)	(13,677,066)	(265,790,950)	(202,377,831)

Net increase (decrease)	(382,319)	17,751,010	(5,777,692)	263,392,069

Beginning of period	54,303,772	36,552,762	793,910,820	530,518,751

End of period	53,921,453	54,303,772	$788,133,128	$793,910,820

Class B Shares
Shares sold	1,609	13,088	$24,161	$194,672

Shares issued to shareholders on reinvestment of dividends and distributions	256	658	3,796	9,739

Shares converted to Class A	(3,605)	(16,232)	(53,697)	(241,744)

Shares redeemed	(1,686)	(17,288)	(25,198)	(256,353)

Net decrease	(3,426)	(19,774)	(50,938)	(293,686)

Beginning of period	35,931	55,705	1,150,132	1,443,818

End of period	32,505	35,931	$1,099,194	$1,150,132

92	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

	Diversified Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012

Class C Shares
Shares sold	2,403,183	5,350,142	$35,771,741	$79,333,850

Shares issued to shareholders on reinvestment of dividends and distributions	88,052	129,045	1,308,757	1,910,743

Shares redeemed	(1,190,971)	(1,519,348)	(17,688,245)	(22,478,018)

Net increase	1,300,264	3,959,839	19,392,253	58,766,575

Beginning of period	11,559,510	7,599,671	169,037,600	110,271,025

End of period	12,859,774	11,559,510	$188,429,853	$169,037,600

	New York Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012

Municipal Class Shares
Shares sold	10,548,452	16,794,979	$154,030,160	$244,040,427

Shares issued to shareholders on reinvestment of dividends and distributions	1,015,939	1,243,831	14,832,726	18,131,608

Shares redeemed	(15,383,997)	(25,458,169)	(224,760,434)	(370,064,727)

Net decrease	(3,819,606)	(7,419,359)	(55,897,548)	(107,892,692)

Beginning of period	102,176,661	109,596,020	1,390,677,409	1,498,570,101

End of period	98,357,055	102,176,661	$1,334,779,861	$1,390,677,409

Class A Shares
Shares sold	3,644,548	6,796,687	$53,226,862	$98,919,487

Shares issued to shareholders on reinvestment of dividends and distributions	142,999	299,264	2,087,176	4,350,058

Shares converted from Class B	2,754	6,235	40,117	90,301

Shares redeemed	(2,414,615)	(3,060,555)	(35,231,942)	(44,469,771)

Net increase	1,375,686	4,041,631	20,122,213	58,890,075

Beginning of period	16,784,282	12,742,651	240,340,988	181,450,913

End of period	18,159,968	16,784,282	$260,463,201	$240,340,988

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	93

Notes to Financial Statements

	New York Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012

Class B Shares
Shares sold	60	515	$877	$7,432

Shares issued to shareholders on reinvestment of dividends and distributions	275	761	4,017	11,055

Shares converted to Class A	(2,755)	(6,238)	(40,117)	(90,301)

Shares redeemed	(4,337)	(6,775)	(63,260)	(98,878)

Net decrease	(6,757)	(11,737)	(98,483)	(170,692)

Beginning of period	40,586	52,323	1,378,530	1,549,222

End of period	33,829	40,586	$1,280,047	$1,378,530

Class C Shares
Shares sold	1,013,468	2,568,330	$14,816,465	$37,394,245

Shares issued to shareholders on reinvestment of dividends and distributions	46,378	83,829	677,073	1,218,926

Shares redeemed	(545,799)	(917,776)	(7,968,637)	(13,321,908)

Net increase	514,047	1,734,383	7,524,901	25,291,263

Beginning of period	6,216,231	4,481,848	89,654,240	64,362,977

End of period	6,730,278	6,216,231	$97,179,141	$89,654,240

NOTE 7.

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

94	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

NOTE 8.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	95

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Municipal Portfolio
Class A
Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 14.91	$ 14.62	$ 14.84	$ 14.55	$ 13.96	$ 14.18

Income From Investment Operations
Net investment income†	.19	.41	.42	.43	.44	.44
Net realized and unrealized gain (loss) on investment transactions	(.15)	.29	(.07)	.33	.63	(.22)

Total from investment operations	.04	.70	.35	.76	1.07	.22

Less Dividends and Distributions:
Dividends from tax-exempt net investment income	(.19)	(.41)	(.42)	(.43)	(.44)	(.44)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.15)	(.04)	(.04)	– 0	–

Total dividends and distributions	(.19)	(.41)	(.57)	(.47)	(.48)	(.44)

Net asset value, end of period	$ 14.76	$ 14.91	$ 14.62	$ 14.84	$ 14.55	$ 13.96

Total Return(a)	0.25%	4.85%	2.50%	5.36%	7.82%	1.55%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$131,690	$113,889	$59,978	$49,944	$41,130	$29,827
Average net assets (000 omitted)	$125,778	$88,033	$49,895	$43,000	$34,945	$25,239
Ratio to average net assets of:
Expenses	.85	%*	.87%	.88%	.87	%(b)	.89%	.90%
Net investment income	2.52	%*	2.76%	2.94%	2.97	%(b)	3.11%	3.10%
Portfolio turnover rate	5%	15%	14%	33%	14%	26%

See footnote summary on page 105.

96	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Municipal Portfolio
Class B
Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 14.91	$ 14.62	$ 14.84	$ 14.55	$ 13.97	$ 14.18

Income From Investment Operations
Net investment income†	.13	.31	.32	.32	.34	.34
Net realized and unrealized gain (loss) on investment transactions	(.15)	.29	(.07)	.34	.62	(.21)

Total from investment operations	(.02)	.60	.25	.66	.96	.13

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.13)	(.31)	(.32)	(.33)	(.34)	(.34)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.15)	(.04)	(.04)	– 0	–

Total dividends and distributions	(.13)	(.31)	(.47)	(.37)	(.38)	(.34)

Net asset value, end of period	$ 14.76	$ 14.91	$ 14.62	$ 14.84	$ 14.55	$ 13.97

Total Return(a)	(0.11)%	4.11%	1.79%	4.62%	7.00%	0.92%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$55	$65	$160	$491	$1,873	$6,380
Average net assets (000 omitted)	$61	$112	$305	$1,066	$4,073	$8,903
Ratio to average net assets of:
Expenses	1.57	%*	1.59%	1.59%	1.61	%(b)	1.61%	1.60%
Net investment income	1.82	%*	2.09%	2.23%	2.26	%(b)	2.42%	2.40%
Portfolio turnover rate	5%	15%	14%	33%	14%	26%

See footnote summary on page 105.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	97

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Municipal Portfolio
Class C
Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 14.91	$ 14.62	$ 14.84	$ 14.55	$ 13.96	$ 14.18

Income From Investment Operations
Net investment income†	.14	.31	.32	.33	.34	.34
Net realized and unrealized gain (loss) on investment transactions	(.15)	.29	(.07)	.33	.63	(.22)

Total from investment operations	(.01)	.60	.25	.66	.97	.12

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.14)	(.31)	(.32)	(.33)	(.34)	(.34)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.15)	(.04)	(.04)	– 0	–

Total dividends and distributions	(.14)	(.31)	(.47)	(.37)	(.38)	(.34)

Net asset value, end of period	$ 14.76	$ 14.91	$ 14.62	$ 14.84	$ 14.55	$ 13.96

Total Return(a)	(0.10)%	4.12%	1.79%	4.64%	7.08%	0.84%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$30,603	$25,647	$20,163	$21,612	$18,717	$17,416
Average net assets (000 omitted)	$28,772	$22,572	$19,880	$19,944	$18,309	$17,306
Ratio to average net assets of:
Expenses	1.55	% *	1.58%	1.59%	1.58	%(b)	1.60%	1.60%
Net investment income	1.83	% *	2.07%	2.23%	2.28	%(b)	2.42%	2.40%
Portfolio turnover rate	5%	15%	14%	33%	14%	26%

See footnote summary on page 105.

98	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class A
Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 14.92	$ 14.66	$ 14.75	$ 14.54	$ 13.81	$ 14.01

Income From Investment Operations
Net investment income†	.18	.38	.41	.41	.44	.44
Net realized and unrealized gain (loss) on investment transactions	(.12)	.27	(.01)	.24	.74	(.20)

Total from investment operations	.06	.65	.40	.65	1.18	.24

Less Dividends and Distributions:
Dividends from tax-exempt net investment income	(.18)	(.38)	(.42)	(.42)	(.44)	(.44)
Distributions from net realized gain on investment transactions	(.02)	(.01)	(.07)	(.02)	(.01)	– 0	–

Total dividends and distributions	(.20)	(.39)	(.49)	(.44)	(.45)	(.44)

Net asset value, end of period	$ 14.78	$ 14.92	$ 14.66	$ 14.75	$ 14.54	$ 13.81

Total Return(a)	0.39%	4.50%	2.79%	4.55%	8.74%	1.70%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$796,849	$810,284	$535,805	$346,040	$114,769	$46,537
Average net assets (000 omitted)	$774,628	$655,183	$380,510	$213,627	$72,153	$34,879
Ratio to average net assets of:
Expenses	.77	%*	.78%	.79%	.79	%(b)	.82%	.82%
Net investment income	2.40	%*	2.55%	2.83%	2.82	%(b)	3.11%	3.13%
Portfolio turnover rate	6%	16%	18%	21%	12%	28%

See footnote summary on page 105.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	99

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class B
Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 14.93	$ 14.66	$ 14.76	$ 14.54	$ 13.82	$ 14.01

Income From Investment Operations
Net investment income†	.13	.27	.30	.31	.34	.34
Net realized and unrealized gain (loss) on investment transactions	(.13)	.28	(.02)	.24	.73	(.19)

Total from investment operations	– 0	–	.55	.28	.55	1.07	.15

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.13)	(.27)	(.31)	(.31)	(.34)	(.34)
Distributions from net realized gain on investment transactions	(.02)	(.01)	(.07)	(.02)	(.01)	– 0	–

Total dividends and distributions	(.15)	(.28)	(.38)	(.33)	(.35)	(.34)

Net asset value, end of period	$ 14.78	$ 14.93	$ 14.66	$ 14.76	$ 14.54	$ 13.82

Total Return(a)	(0.02)%	3.79%	1.97%	3.87%	7.91%	1.08%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$480	$536	$817	$1,556	$3,333	$11,674
Average net assets (000 omitted)	$514	$724	$1,032	$2,193	$7,976	$18,414
Ratio to average net assets of:
Expenses	1.48	%*	1.53%	1.53%	1.53	%(b)	1.56%	1.53%
Net investment income	1.70	%*	1.82%	2.12%	2.14	%(b)	2.43%	2.43%
Portfolio turnover rate	6%	16%	18%	21%	12%	28%

See footnote summary on page 105.

100	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class C
Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 14.92	$ 14.66	$ 14.75	$ 14.54	$ 13.81	$ 14.01

Income From Investment Operations
Net investment income†	.13	.27	.31	.31	.34	.34
Net realized and unrealized gain (loss) on investment transactions	(.12)	.28	(.02)	.24	.74	(.20)

Total from investment operations	.01	.55	.29	.55	1.08	.14

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.13)	(.28)	(.31)	(.32)	(.34)	(.34)
Distributions from net realized gain on investment transactions	(.02)	(.01)	(.07)	(.02)	(.01)	– 0	–

Total dividends and distributions	(.15)	(.29)	(.38)	(.34)	(.35)	(.34)

Net asset value, end of period	$ 14.78	$ 14.92	$ 14.66	$ 14.75	$ 14.54	$ 13.81

Total Return(a)	0.04%	3.77%	2.07%	3.82%	7.99%	1.00%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$190,027	$172,473	$111,400	$96,996	$46,061	$32,593
Average net assets (000 omitted)	$183,909	$139,330	$103,683	$65,992	$38,868	$34,110
Ratio to average net assets of:
Expenses	1.47	%*	1.48%	1.49%	1.50	%(b)	1.53%	1.53%
Net investment income	1.71	%*	1.85%	2.14%	2.13	%(b)	2.42%	2.43%
Portfolio turnover rate	6%	16%	18%	21%	12%	28%

See footnote summary on page 105.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	101

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class A
Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 14.66	$ 14.41	$ 14.52	$ 14.35	$ 13.60	$ 13.83

Income From Investment Operations
Net investment income†	.18	.39	.41	.40	.42	.43
Net realized and unrealized gain (loss) on investment transactions	(.13)	.25	(.06)	.20	.79	(.23)

Total from investment operations	.05	.64	.35	.60	1.21	.20

Less Dividends and Distributions:
Dividends from tax-exempt net investment income	(.18)	(.39)	(.41)	(.40)	(.42)	(.43)
Distributions from net realized gain on investment transactions	(.01)	– 0	–	(.05)	(.03)	(.04)	– 0	–

Total dividends and distributions	(.19)	(.39)	(.46)	(.43)	(.46)	(.43)

Net asset value, end of period	$ 14.52	$ 14.66	$ 14.41	$ 14.52	$ 14.35	$ 13.60

Total Return(a)	.31%	4.50%	2.50%	4.28%	9.15%	1.43%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$263,695	$246,050	$183,641	$161,499	$67,472	$38,508
Average net assets (000 omitted)	$255,916	$210,357	$163,702	$111,181	$47,909	$30,308
Ratio to average net assets of:
Expenses	.84	%*	.85%	.84%	.85	%(b)	.87%	.89%
Net investment income	2.45	%*	2.68%	2.86%	2.78	%(b)	3.05%	3.09%
Portfolio turnover rate	11%	14%	14%	18%	19%	24%

See footnote summary on page 105.

102	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class B
Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 14.65	$ 14.40	$ 14.51	$ 14.35	$ 13.60	$ 13.82

Income From Investment Operations
Net investment income†	.13	.28	.30	.30	.33	.33
Net realized and unrealized gain (loss) on investment transactions	(.14)	.25	(.06)	.19	.79	(.21)

Total from investment operations	(.01)	.53	.24	.49	1.12	.12

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.12)	(.28)	(.30)	(.30)	(.33)	(.34)
Distributions from net realized gain on investment transactions	(.01)	– 0	–	(.05)	(.03)	(.04)	– 0	–

Total dividends and distributions	(.13)	(.28)	(.35)	(.33)	(.37)	(.34)

Net asset value, end of period	$ 14.51	$ 14.65	$ 14.40	$ 14.51	$ 14.35	$ 13.60

Total Return(a)	(0.04)%	3.73%	1.75%	3.47%	8.39%	0.80%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$491	$595	$754	$1,118	$3,426	$11,912
Average net assets (000 omitted)	$553	$692	$920	$2,345	$8,161	$17,351
Ratio to average net assets of:
Expenses	1.55	%*	1.60%	1.58%	1.59	%(b)	1.60%	1.60%
Net investment income	1.75	%*	1.95%	2.13%	2.09	%(b)	2.39%	2.40%
Portfolio turnover rate	11%	14%	14%	18%	19%	24%

See footnote summary on page 105.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	103

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class C
Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 14.66	$ 14.41	$ 14.52	$ 14.35	$ 13.60	$ 13.83

Income From Investment Operations
Net investment income†	.13	.29	.31	.30	.32	.33
Net realized and unrealized gain (loss) on investment transactions	(.14)	.25	(.06)	.20	.80	(.23)

Total from investment operations	(.01)	.54	.25	.50	1.12	.10

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.12)	(.29)	(.31)	(.30)	(.33)	(.33)
Distributions from net realized gain on investment transactions	(.01)	– 0	–	(.05)	(.03)	(.04)	– 0	–

Total dividends and distributions	(.13)	(.29)	(.36)	(.33)	(.37)	(.33)

Net asset value, end of period	$ 14.52	$ 14.66	$ 14.41	$ 14.52	$ 14.35	$ 13.60

Total Return(a)	(0.04)%	3.77%	1.78%	3.55%	8.39%	0.72%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$97,742	$91,139	$64,599	$63,112	$30,877	$17,618
Average net assets (000 omitted)	$95,182	$76,424	$61,580	$44,917	$21,250	$17,493
Ratio to average net assets of:
Expenses	1.54	%*	1.55%	1.54%	1.55	%(b)	1.57%	1.60%
Net investment income	1.75	%*	1.97%	2.16%	2.08	%(b)	2.34%	2.40%
Portfolio turnover rate	11%	14%	14%	18%	19%	24%

See footnote summary on page 105.

104	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

†	Based on average shares outstanding.

*	Annualized.

(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(b)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	105

Financial Highlights

BOARD OF DIRECTORS

Thomas B. Stiles, II(1)(2), Chairman

Dianne F. Lob, President

Bart Friedman(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

Rosalie J. Wolf(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

†	For the AllianceBernstein Intermediate Municipal Portfolios, Classes A, B and C shares only.

106	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Board of Directors

BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Sanford C. Bernstein Fund, Inc. (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, U.S. Government Short Duration, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 25, 2012. In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated August 23, 2012, from counsel to the Independent Directors. The letter contained a preliminary list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, had received and reviewed in July 2012 certain information relating to the profitability of the Adviser in 2011 and prior years in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2012. In addition, the Independent Directors received materials prepared by the Senior Officer (who is also the Fund’s Independent Compliance Officer), as described below. On September 20, 2012, the Board of Directors

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	107

Board’s Consideration of Investment Management Arrangement

held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on September 20, 2012, the Independent Directors met separately with independent counsel and the Senior Officer, and met with Peter Kraus, the Chief Executive Officer of the Adviser, to discuss his perspectives on the performance of the Fund’s Portfolios and strategies to improve that performance. Following the September 20, 2012 meeting, the Independent Directors, through counsel, requested certain additional information which was provided by the Adviser on October 9, 2012. The Independent Directors held a telephonic meeting on October 16, 2012 to discuss the contract renewal materials and supplemental materials. On October 24, 2012, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser as well as the Senior Officer’s report and conclusions. On October 25, 2012, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. At the October 25, 2012 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the continuation of the Investment Management Agreement, the Board of Directors, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each respective Portfolio.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the continuation of the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as described below.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a

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Board’s Consideration of Investment Management Arrangement

peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data. Where applicable, the Board considered similarities and differences between each Portfolio and the other funds in its respective peer group, including the relationship of fees to the size of fund assets. The Senior Officer also performed analyses of the advisory fees based upon hypothetical fee structures and asset levels, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the proposed fees as described above, and in light of the Adviser’s agreement to continue to voluntarily waive a portion of the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios as described below, the Board concluded that the current contractual advisory fees are reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered their knowledge of the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout recent difficult market environments. The Board considered the allocation of responsibilities as well as the factors that were taken into account in making and implementing investment decisions for the Portfolios. The Board then reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff was sufficient to ensure a high level of quality service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser affected the nature and quality of its services and, in particular, the

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	109

Board’s Consideration of Investment Management Arrangement

impact, if any, the diminution in assets under management and revenues of the Adviser in recent years may have had on the Adviser’s available resources to provide services to the Portfolios.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, both before and after fees for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2012 (“relevant periods”) and versus each Portfolio’s benchmark index, after fees, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2012. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Lipper. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlays can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in order to provide the desired risk/return trade-off for private client accounts. The Directors also noted the Adviser’s continued efforts to enhance the Overlay Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolios to the Adviser for calendar years 2010 and 2011, which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios and that they had focused on profitability before

110	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Board’s Consideration of Investment Management Arrangement

taxes and distribution expenses. The Directors also received a presentation at the July 25, 2012 Board meeting from the independent consultant who reviewed the Adviser’s methods of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the July 25, 2012 Board meeting, the Directors received a presentation from an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein fund complex generally, and a presentation from the Adviser concerning certain of its views on economies of scale with respect to the Portfolios. After reviewing the profitability and economies of scale information provided by the Adviser and the independent consultant, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, the Portfolios’ breakpoint arrangements as currently in effect as described below, expense caps and waivers on select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account not only the advisory fees payable by the Portfolios, but also so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser, and brokerage commissions paid by certain Portfolios to brokers affiliated with the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	111

Board’s Consideration of Investment Management Arrangement

potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, and in light of the Adviser’s agreement to continue to voluntarily waive the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios by an amount equal to 0.05% per annum of the respective net assets of these Portfolios through October 31, 2013, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below:

Advisory Fee Schedule
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

112	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Board’s Consideration of Investment Management Arrangement

Advisory Fee Schedule
Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion

International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% of assets in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion

Overlay A Portfolio	0.90% of assets

Tax-Aware Overlay A Portfolio	0.90% of assets

Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay C Portfolio	0.65% of assets

Tax-Aware Overlay N Portfolio	0.65% of assets

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	113

Board’s Consideration of Investment Management Arrangement

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

1	The Senior Officer’s evaluation was completed on October 4, 2012 and discussed with the Board on October 16 and 25, 2012.

2

Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

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3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
Tax-Managed International Portfolio	First $1 billion Next $3 billion Next $2 billion Next $2 billion Next $2 billion On the balance	0.925 0.850 0.800 0.750 0.650 0.600	% % % % % %
The Adviser is extending its 5 basis points advisory fee waiver through October 31, 2013

3	Jones v. Harris at 1427.

4	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	115

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
International Portfolio	First $1 billion Next $3 billion Next $2 billion Next $2 billion On the balance	0.925 0.850 0.800 0.750 0.650	% % % % %
The Adviser is extending its 5 basis points advisory fee waiver through October 31, 2013

Emerging Markets Portfolio	First $1 billion Next $1 billion Next $1 billion Next $3 billion On the balance	1.175 1.050 1.000 0.900 0.850	% % % % %
The Adviser is extending its 5 basis points advisory fee waiver through October 31, 2013

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

	First $750 million On the balance	0.450 0.400	% %

Intermediate Duration Portfolio Diversified Municipal Portfolio	First $1 billion Next $2 billion Next $2 billion Next $2 billion	0.500 0.450 0.400 0.350	% % % %
	On the balance	0.300%

California Municipal Portfolio New York Municipal Portfolio	First $1 billion Next $2 billion Next $2 billion On the balance	0.500 0.450 0.400 0.350	% % % %

The Portfolios’ net assets on September 30, 2012 and September 30, 2011 are set forth below:

Portfolio	09/30/12 Net Assets ($MM)	09/30/11 Net Assets ($MM)	Change ($MM)
Tax-Managed International Portfolio	$3,456.1	$3,590.7	-$	134.6
International Portfolio	$1,497.0	$1,508.5	-$	11.5
Emerging Markets Portfolio	$1,240.9	$1,250.0	-$	9.1
U.S. Government Short Duration Portfolio	$109.3	$130.6	-$	21.3
Short Duration Plus Portfolio	$625.3	$727.6	-$	102.2
Intermediate Duration Portfolio	$4,826.1	$5,197.1	-$	371.0
Short Duration California Municipal Portfolio	$99.9	$119.1	-$	19.2
Short Duration Diversified Municipal Portfolio	$394.6	$418.0	-$	23.4
Short Duration New York Municipal Portfolio	$133.2	$158.6	-$	25.3
California Municipal Portfolio	$1,132.5	$1,113.5		$19.0
Diversified Municipal Portfolio	$5,670.5	$5,558.1		$112.4
New York Municipal Portfolio	$1,837.6	$1,830.5		$7.1

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There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in percentage terms of the advisory fee schedule changes made since October 2004 for each Portfolio. The estimated fees are based on September 30, 2012 net assets:

Effective Advisory Fees based on October 2004 Fee Schedule vs. Current Fee Schedule
Portfolio	October 2004	Current	Difference
Tax-Managed International Portfolio	0.929%	0.822%[5]	-0.107%
International Portfolio	0.967%	0.850%[5]	-0.117%
Emerging Markets Portfolio	1.226%	1.101%[5]	-0.125%
U.S. Government Short Duration Portfolio	0.500%	0.450%	-0.050%
Short Duration Plus Portfolio	0.500%	0.450%	-0.050%
Intermediate Duration Portfolio	0.460%	0.441%	-0.019%
Short Duration California Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	-0.050%
California Municipal Portfolio	0.494%	0.494%	0.000%
Diversified Municipal Portfolio	0.459%	0.429%	-0.030%
New York Municipal Portfolio	0.477%	0.477%	-0.000%

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ended March 31, 2012:

Portfolio	Semi-Annual Period Ending 03/31/12 Total Expense Ratio[6]
Tax-Managed International Portfolio	Private Client Class A Class B Class C	1.11 2.20 3.11 3.05	% % % %

International Portfolio	Private Client Class A Class B Class C	1.16 1.90 2.70 2.64	% % % %

Emerging Markets Portfolio	Private Client	1.45%

U.S. Government Short Duration Portfolio	Private Client	0.66%

Short Duration Plus Portfolio	Private Client Class A Class B Class C	0.61 0.94 1.74 1.68	% % % %

5	The estimated total expense ratio includes the 5 basis points advisory fee waiver effective through October 31, 2013.

6	Annualized.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	117

Portfolio	Semi-Annual Period Ending 03/31/12 Total Expense Ratio[6]
Intermediate Duration Portfolio	Private Client	0.57%

Short Duration California Municipal Portfolio	Private Client	0.66%

Short Duration Diversified Municipal Portfolio	Private Client	0.59%

Short Duration New York Municipal Portfolio	Private Client	0.64%

California Municipal Portfolio	Private Client Class A Class B Class C	0.63 0.89 1.59 1.59	% % % %

Diversified Municipal Portfolio	Private Client Class A Class B Class C	0.56 0.78 1.53 1.49	% % % %

New York Municipal Portfolio	Private Client Class A Class B Class C	0.61 0.85 1.60 1.56	% % % %

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment

118	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.7 Inaddition to the relevant AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2012 net assets.8

Portfolio	Net Assets 09/30/12 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$3,456.1	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.408%	0.822%

International Portfolio	$1,497.0	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.419%	0.850%

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	119

Portfolio	Net Assets 09/30/12 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Emerging Markets Portfolio	$1,240.9	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.808%	1.101%

U.S. Government Short Duration Portfolio[9]	$109.3	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.214%	0.450%

Short Duration Plus Portfolio	$625.3	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.141%	0.450%

Intermediate Duration Portfolio	$4,826.1	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.441%

Short Duration California Municipal Portfolio	$99.9	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.220%	0.450%

Short Duration Diversified Municipal Portfolio	$394.6	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.159%	0.450%

9	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Bank of America/Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

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Portfolio	Net Assets 09/30/12 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Short Duration New York Municipal Portfolio	$133.2	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.203%	0.450%

California Municipal Portfolio	$1,132.5	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.196%	0.494%

Diversified Municipal Portfolio	$5,670.5	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.429%

New York Municipal Portfolio	$1,837.6	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.477%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the differences between the advisory fees charged to the Portfolios and the fees charged to their corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.10 The result of that comparison was discussed with the Board of Directors.

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory fee schedules of most ABMF funds in existence at the time of the settlement were affected by the AoD, which contemplate eight categories with almost all of the ABMF funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are the effective advisory fees of the Portfolios based on the investment advisory fees schedules of the ABMF funds and what would have

10	Group peers selected by Lipper from the 2012 Lipper 15(c) Report.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	121

been the effective advisory fees of the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios based on the Portfolios’ September 30, 2012 net assets:

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.722%	0.822%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.850%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.101%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.476%	0.441%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

122	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.494%
Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.416%	0.429%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.477%

Set forth below are the advisory fee schedules of certain ABMF funds, which have a somewhat similar investment style as certain Portfolios and do not follow the NYAG categories. Also set forth below are what would have been the effective advisory fees of the Portfolios had the ABMF fee schedules been applicable to the Portfolios based on the Portfolios’ September 30, 2012 net assets:

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
International Portfolio	International Discovery Equity Portfolio	100bp on 1st $1 billion 95bp on next $1 billion 90 bp on next $1 billion 85bp on the balance	0.983%	0.850%

	International Focus 40 Portfolio	100bp on 1st $1 billion 95bp on next $1 billion 90 bp on next $1 billion 85bp on the balance	0.983%	0.850%

Emerging Markets Portfolio	Emerging Markets Multi-Asset Portfolio	100bp on 1st $1 billion 95bp on next $1 billion 90 bp on next $1 billion 85bp on the balance	0.990%	1.101%

Emerging Markets Portfolio	Emerging Markets Equity Portfolio	117.5 bp on 1st $1 billion 105 bp on next $1 billion 100 bp on next $1 billion 90 bp on next $3 billion 85 bp on the balance	1.151%	1.101%

Intermediate Duration Portfolio	Sanford C. Bernstein Fund II, Inc. (“SCB II”) - Intermediate Duration Institutional Portfolio[11]	50 bp on 1st 1 billion 45 bp on the balance	0.500%	0.500%

11	It should be noted that SCB II’s fund expenses are capped at 0.45%.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	123

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[12]
Emerging Markets Portfolio	Emerging Markets Growth Class A Class I (Institutional)	1.70% 0.90%

	Emerging Markets Value Class A Class I (Institutional)	1.75% 0.95%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	Distributor	Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Stock Fund F / FB13,[14]	Nomura Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Equity Fund[13,14]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A / B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2012 net assets:

12	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

13	The ITM fund is privately placed or institutional.

14	The ITM fund is a fund of funds and charges a fee in addition to the AllianceBernstein fee.

124	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio	Sub-Advised Fund	Sub-Advised Fund Fee Schedule	Sub-Advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
International Portfolio	Client #1	0.75% on the first $50million 0.60% on the next $15 million 0.50% on the next $70 million 0.40% on the balance	0.418%	0.850%

	Client #2	0.60% of average daily net assets	0.600%	0.850%

	Client #3	0.35% on the first $1 billion 0.325 % on the balance	0.342%	0.850%

Emerging Markets Portfolio	Client #4	0.75% on the first $50 million 0.55% on the next $50 million 0.50% on the next $300 million 0.45% on the balance	0.478%	1.101%

Intermediate Duration Portfolio	Client #5	0.29% on first $100 million 0.20% thereafter	0.202%	0.441%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship investment related services for a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment services.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.15 Lipper’s analysis included the comparison of each Portfolio’s contractual

15	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	125

management fee,16 estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)17 and the Portfolio’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers. Consequently, Lipper expanded the EGs of the Portfolios to include peers with a different load type,18 and for certain Portfolios, a similar but not the same Lipper investment objective/classification. However, because Lipper had expanded the EGs of the Portfolios, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”) were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment objective/classification and load type. A “normal” EU will include all funds that have the same investment classification/objective and load type as the subject Portfolio.19

Contractual management fees on a pro-forma basis are also shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio to show the effect of the 5 basis points investment advisory fee waiver on the Portfolios’ comparisons to their Lipper peers.

16	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

17	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

18	At the request of the Senior Officer and the Adviser, the EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end and no-load.

19	Except for asset (size) comparability, Lipper uses the same EG criteria when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

126	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Tax-Managed International Portfolio[20]	0.872	0.803	10/15
Pro-forma	0.822	0.803	9/15

International Portfolio[20]	0.901	0.853	15/20
Pro-forma	0.851	0.853	11/20

Emerging Markets Portfolio	1.152	1.159	9/18
Pro-forma	1.102	1.159	9/18

U.S. Government Short Duration Portfolio	0.450	0.454	7/16

Short Duration Plus Portfolio	0.450	0.450	8/17

Intermediate Duration Portfolio	0.441	0.468	6/15

Short Duration California Municipal Portfolio[20]	0.450	0.450	5/9

Short Duration Diversified Municipal Portfolio	0.450	0.450	7/13

Short Duration New York Municipal Portfolio[20]	0.450	0.450	5/9

California Municipal Portfolio[20]	0.493	0.483	8/14

Diversified Municipal Portfolio	0.430	0.430	8/15

New York Municipal Portfolio[20]	0.477	0.464	8/13

Set forth below is a comparison of the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and EU. The Portfolios’ rankings are also shown.

Total expense ratios on a pro-forma basis are shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio to show the effect of the 5 basis points investment advisory fee waiver on the Portfolios’ total expense ratios.

Portfolio	Expense Ratio (%)[21]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Tax-Managed International Portfolio[22]	1.138	1.133	10/15	1.232	205/522
Pro-forma	1.088	1.133	8/15	1.232	181/522

International Portfolio[22]	1.182	1.244	8/20	1.232	233/522
Pro-forma	1.133	1.244	7/20	1.232	201/522

Emerging Markets Portfolio	1.445	1.525	7/18	1.481	104/235
Pro-forma	1.396	1.525	6/18	1.481	92/235

20	Lipper expanded the Portfolio’s EG with respect to investment classification/objective.

21	The total expense ratios are for the most recently completed fiscal year Private Client Class.

22	Lipper expanded the Portfolio’s EG/EU with respect to investment classification/objective under standard Lipper guidelines.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	127

Portfolio	Expense Ratio (%)	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
U.S. Government Short Duration Portfolio	0.640	0.744	4/16	0.706	19/51

Short Duration Plus Portfolio	0.598	0.724	5/17	0.635	58/140

Intermediate Duration Portfolio	0.557	0.743	2/15	0.699	98/340

Short Duration California Municipal Portfolio[22]	0.633	0.633	5/9	0.620	10/16

Short Duration Diversified Municipal Portfolio	0.616	0.602	8/13	0.593	35/57

Short Duration New York Municipal Portfolio[22]	0.614	0.614	5/9	0.620	8/16

California Municipal Portfolio[22]	0.625	0.744	4/14	0.680	37/115

Diversified Municipal Portfolio	0.556	0.602	6/15	0.635	32/97

New York Municipal Portfolio[22]	0.606	0.750	3/13	0.680	33/115

Based on this analysis, considering pro-forma information where possible, 10 of the 18 Portfolios have a more favorable ranking on a total expense ratio basis than on a contractual management fee basis; 2 of the 18 Portfolios have a more favorable ranking on a contractual management fee basis than on a total expense ratio basis; 6 of the 18 Portfolios have equally favorable rankings on a contractual management fee and total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

128	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of Tax-Managed International Portfolio and International Portfolio, the Adviser’s profitability, excluding administrating and servicing fees increased for the Portfolios during calendar year 2011, relative to 2010.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the Fixed-Income Portfolios a fee of 0.10% of average daily assets and the Equity Portfolios a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2011:23

Portfolio	Shareholder Serving Agreement Fee
Tax-Managed International Portfolio	$11,785,124
International Portfolio	$5,039,884
Emerging Markets Portfolio	$4,558,406
U.S. Government Short Duration Portfolio	$149,555
Short Duration Plus Portfolio	$624,052
Intermediate Duration Portfolio	$5,261,269
Short Duration California Municipal Portfolio	$127,326
Short Duration Diversified Municipal Portfolio	$515,306
Short Duration New York Municipal Portfolio	$200,954
California Municipal Portfolio	$1,059,794
Diversified Municipal Portfolio	$4,991,204
New York Municipal Portfolio	$1,652,024

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and for all share classes of the Portfolios, commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

23	The Shareholder Servicing Agreement does not apply to the Retail Class shares of the Portfolios.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	129

Certain of the Portfolios have retail class shares. As of September 30, 2012, with respect to Tax-Managed International Portfolio and International Portfolio, the retail classes make up a small percentage of each of those Portfolios’ total net assets:

Portfolio	09/30/12 Total Retail as % of Net Assets
Tax-Managed International Portfolio	0.06%
International Portfolio	0.64%
Short Duration Plus Portfolio	12.19%
California Municipal Portfolio	12.31%
Diversified Municipal Portfolio	17.30%
New York Municipal Portfolio	18.38%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $17 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2011:

Portfolio	Amount Received
Tax-Managed International Portfolio	$208
International Portfolio	$331
Short Duration Plus Portfolio	$3,509
California Municipal Portfolio	$79
Diversified Municipal Portfolio	$409
New York Municipal Portfolio	$619

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2011:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$23,738	$286
International Portfolio	$106,659	$1,473
Short Duration Plus Portfolio	$502,210	$19,154
California Municipal Portfolio	$351,531	$18,418
Diversified Municipal Portfolio	$2,188,673	$151,823
New York Municipal Portfolio	$1,116,101	$63,999

130	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios in the most recently completed fiscal year:24

Portfolio	ABIS Fee
Tax-Managed International Portfolio	$17,982
International Portfolio	$21,151
Short Duration Plus Portfolio	$40,107
California Municipal Portfolio	$18,000
Diversified Municipal Portfolio	$46,423
New York Municipal Portfolio	$24,769

The Portfolios did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB& Co.”), and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and therefore did not pay commissions for such transactions during the Portfolios’ most recently completed fiscal year.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business

24	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balances that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account. However, due to lower average balances and interest rates during the Portfolios’ most recently completed fiscal year, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	131

practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,25 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli26 study on advisory fees and various fund characteristics.27 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.28 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.

25	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

26	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

27	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

28	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

132	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES

INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $411 billion as of August 31, 2012, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios29 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)30 for the periods ended July 31, 2012.31 Also shown are the gross performance rankings of the Portfolios.

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed International Portfolio
1 year	-16.02	-8.39	-11.68	4/4	206/224
3 year	0.21	7.16	4.37	4/4	181/190
5 year	-9.99	-3.56	-4.65	4/4	146/148
10 year	4.20	7.04	6.99	4/4	60/60

International Portfolio
1 year	-16.15	-12.43	-11.68	5/6	207/224
3 year	0.23	4.05	4.37	5/6	180/190
5 year	-9.83	-5.31	-4.65	6/6	144/148
10 year	4.47	6.70	6.99	4/4	59/60

Emerging Markets Portfolio
1 year	-18.66	-12.40	-14.26	18/18	309/382
3 year	4.82	8.39	7.69	17/18	208/251
5 year	-2.69	0.25	-0.67	17/17	129/163
10 year	16.91	16.91	15.71	7/13	29/95

U.S. Government Short Duration Portfolio
1 year	1.18	1.70	1.67	11/16	49/65
3 year	2.12	2.53	2.64	12/16	45/59
5 year	3.22	3.37	3.61	11/15	40/54
10 year	3.17	3.35	3.37	9/13	31/48

Short Duration Plus Portfolio
1 year	1.25	2.59	2.80	17/17	188/193
3 year	3.05	4.45	4.25	17/17	144/164
5 year	2.39	4.44	4.13	15/15	127/143
10 year	2.98	4.06	3.93	11/11	77/86

29	The gross performance returns are for the Private Client class shares of the Portfolios.

30	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

31	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	133

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Intermediate Duration Portfolio
1 year	6.86	8.53	8.13	14/15	415/475
3 year	9.03	9.01	8.82	7/15	168/414
5 year	7.76	8.13	7.60	10/15	145/341
10 year	6.48	6.82	6.33	10/12	98/232

Short Duration California Municipal Portfolio
1 year	1.63	5.20	3.95	7/7	11/15
3 year	2.03	5.04	4.03	6/6	9/13
5 year	2.92	4.88	4.64	6/6	9/12
10 year	2.74	4.13	4.13	4/4	6/6

Short Duration Diversified Municipal Portfolio
1 year	2.28	2.36	2.36	8/13	40/73
3 year	2.30	2.64	2.64	8/11	38/55
5 year	3.09	3.33	3.33	8/11	29/45
10 year	2.88	3.02	3.16	5/7	20/30

Short Duration New York Municipal Portfolio
1 year	1.89	2.46	5.08	3/3	6/6
3 year	2.05	2.26	4.45	3/3	5/5
5 year	2.94	3.35	4.90	3/3	5/5
10 year	2.83	3.13	4.04	3/3	5/5

California Municipal Portfolio
1 year	6.84	9.52	9.26	6/6	21/28
3 year	6.09	7.14	7.06	5/6	22/25
5 year	5.52	5.94	5.62	6/6	19/23
10 year	4.52	4.87	4.65	4/5	15/21

Diversified Municipal Portfolio
1 year	6.31	9.25	8.99	15/15	118/137
3 year	5.47	7.20	7.10	15/15	94/98
5 year	5.49	6.26	6.16	12/13	69/85
10 year	4.52	5.25	5.07	12/12	55/59

New York Municipal Portfolio
1 year	6.19	8.37	8.39	5/5	20/21
3 year	5.43	6.61	6.61	5/5	18/19
5 year	5.44	5.95	5.96	5/5	14/17
10 year	4.56	4.83	4.86	4/4	14/15

134	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)32 versus their benchmarks.33

	Periods Ending July 31, 2012 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	-16.97	-0.92	-11.00	2.99	5.00
MSCI EAFE Index[34]	-11.45	3.31	-5.61	6.36	5.31
Inception Date: June 22,1992

International Portfolio	-17.14	-0.94	-10.89	3.21	1.47
MSCI EAFE Index	-11.45	3.31	-5.61	6.36	2.19
Inception Date: April 30, 1999

Emerging Markets Portfolio	-19.83	3.32	-4.10	15.10	7.54
MSCI Emerging Markets Index	-13.93	6.63	-0.73	15.21	N/A
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	0.53	1.47	2.54	2.43	4.67
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.76	1.64	3.14	2.92	N/A
Inception Date: January 3, 1989

Short Duration Plus Portfolio	0.64	2.43	1.76	2.31	4.76
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.76	1.64	3.14	2.92	N/A
Inception Date: December 12, 1988

Intermediate Duration Portfolio	6.26	8.45	7.16	5.87	6.86
Barclays Capital U.S. Aggregate Bond Index	7.25	6.85	6.91	5.65	7.27
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	0.98	1.38	2.24	2.00	2.86
Barclays Capital 1 Year Municipal Bond Index[34]	0.99	1.50	2.75	2.45	3.47
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	1.65	1.67	2.45	2.21	3.11
Barclays Capital 1 Year Municipal Bond Index[34]	0.99	1.50	2.75	2.45	3.47
Inception Date: October 3, 1994

32	The net performance returns shown in the table are for the Private Client Class shares of the Portfolios.

33	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2012.

34	Benchmark since inception performance is as of the closest month end after the Portfolio’s actual inception date.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	135

	Periods Ending July 31, 2012 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Short Duration New York Municipal Portfolio	1.26	1.42	2.30	2.13	2.94
Barclays Capital 1 Year Municipal Bond Index[34]	0.99	1.50	2.75	2.45	3.47
Inception Date: October 3, 1994
California Municipal Portfolio	6.18	5.42	4.87	3.86	4.95
Barclays Capital 5 Year GO Municipal Index[34]	4.60	4.80	5.80	4.50	5.59
Inception Date: August 6, 1990

Diversified Municipal Portfolio	5.72	4.88	4.90	3.92	5.15
Barclays Capital 5 Year GO Municipal Index[34]	4.60	4.80	5.80	4.50	5.67
Inception Date: January 9, 1989

New York Municipal Portfolio	5.55	4.80	4.80	3.92	5.17
Barclays Capital 5 Year GO Municipal Index[34]	4.60	4.80	5.80	4.50	5.67
Inception Date: January 9, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Fixed Income Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to the Equity Portfolios, the Portfolios’ investment advisory fees, with the five basis point waiver, are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 12, 2012

136	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

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Asset Allocation/Multi-Asset Funds

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

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Global & International

Global Thematic Growth Fund

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International Growth Fund

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Core Opportunities Fund

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Value Fund

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Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

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Select US Long/Short Portfolio

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Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	137

AllianceBernstein Family of Funds

NOTES

138	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

NOTES

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	139

NOTES

140	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IM-0152-0313

SANFORD C. BERNSTEIN FUND, INC.

Overlay Portfolios

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

SEMI-ANNUAL REPORT

MARCH 31, 2013

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolios’ prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please call (collect) (212) 486-5800.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •   Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—May 17, 2013

On the following pages, you will find the 2013 Semi-Annual Report for the Overlay Portfolios* (the “Portfolios”) of the Sanford C. Bernstein Fund, Inc. The Semi-Annual Report covers the six-month period ended March 31, 2013 and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

Global equity and bond markets advanced during the 12-month period ended March 31, 2013, driven largely by improved investor sentiment and a greater willingness on the part of investors to take risk. The determination to address the European sovereign debt crisis shown by European Union leaders, the U.S. Government compromise surrounding the fiscal cliff, and continued monetary easing by the U.S. Federal Reserve, the European Central Bank and Bank of Japan all contributed to investors’ increased confidence.

Despite some setbacks along the way, the U.S. stock market has recovered to its pre-2008 financial crisis high, and, in our view, the global stock market is not far behind. Taking a long-term view, we continue to believe that stocks are reasonably valued and the opportunity to deliver outperformance with active management remains large. Meanwhile, bond yields have crept up but remain near historic lows, depressing returns for municipal and taxable bonds recently. We believe that bond yields are likely to rise slowly and are positioning your Portfolios accordingly.

Should you have any questions about your investments in the Portfolios, please contact your Financial Advisor, call 212.756.4097 or visit www.bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Dianne F. Lob

President

Sanford C. Bernstein Fund, Inc.

This performance discussion is intended as a general market commentary and does not pertain specifically to the performance of the Portfolios.

*	Please note that information for the International, Tax-Managed International, Emerging Markets, New York Municipal, California Municipal, Diversified Municipal, Short Duration New York Municipal, Short Duration Diversified Municipal, Short Duration California Municipal, U.S. Government Short Duration, Short Duration Plus and Intermediate Duration Portfolios of Sanford C. Bernstein Fund, Inc. may be found in a separate report.

The Portfolios are intended to be used as part of a broader investment program administered directly by Sanford C. Bernstein & Co. LLC (“Bernstein”). The performance and objectives of the Portfolios should be evaluated only in the context of the investor’s complete investment program. The Portfolios are NOT designed to be used as a stand-alone investment.

Investment Objectives and Policies

The investment objective of the Overlay A and Tax-Aware Overlay A Portfolios is to moderate the volatility of an equity-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Bernstein. The investment objective of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios is to moderate the volatility of a fixed-income-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Bernstein.

The Portfolios may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed-income instruments of issuers located within and outside the United States, real estate related securities, below-investment grade securities (“high yield”), currencies and commodities. By adjusting investment exposure among the various asset classes in the Portfolios, AllianceBernstein L.P. (the “Adviser”) will seek to moderate the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to equity securities, in the case of the Overlay A and Tax-Aware Overlay A Portfolios, and a significant allocation to taxable or municipal fixed-income securities in the case of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios.

The Adviser will alter asset class exposures as market and economic conditions change. The Adviser will employ risk/return tools and fundamental research insights to determine how to adjust the Portfolios’ exposures to various asset classes. These dynamic adjustments to the Portfolios’ asset class exposures will be implemented principally through the use of

2013 Semi-Annual Report	1

Portfolio Manager Commentary (continued)

derivatives. The Portfolios’ use of derivatives to alter investment exposure of an investor’s Bernstein account may create significant leveraged exposure to certain asset classes within the Portfolios.

The Adviser also may use exchange traded funds (“ETFs”), exchange traded notes, structured investments and commodity linked notes in seeking to carry out the Portfolios’ investment strategies. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios.

The Overlay A and Overlay B Portfolios are managed without regard to potential tax consequences to the shareholder.

The Tax-Aware Overlay A and Tax-Aware Overlay B Portfolios seek to minimize the impact of federal income taxes on shareholders’ returns over time. The Tax-Aware Overlay C Portfolio seeks to minimize the impact of federal and state income taxes on shareholders’ returns over time for California residents. The Tax-Aware Overlay N Portfolio seeks to minimize the impact of federal, state and local income taxes on shareholders’ returns over time for New York residents. In the case of the Tax-Aware Portfolios, the Adviser will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolios.

Exposure to certain asset classes may also be achieved through investment in the AllianceBernstein Pooling Portfolios—Multi-Asset Real Return Portfolio. The Adviser may use other AllianceBernstein Mutual Funds in the future, in addition to or instead of that in the preceding sentence.

2	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (Unaudited)

Benchmark Disclosure

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Standard & Poor’s (“S&P”) 500® Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. The Morgan Stanley Capital International (“MSCI”) Europe, Australasia, Far East (“EAFE”) Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI Emerging Markets (“EM”) Index (free float–adjusted, market capitalization weighted) represents the equity market performance of emerging markets. The MSCI EAFE Index and the MSCI EM Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The Financial Times Stock Exchange® (“FTSE”) European Public Real Estate Association/National Association of Real Estate Investment Trusts (“EPRA/NAREIT”) Developed Real Estate (“RE”) Index is a free-float adjusted index designed to track the performance of listed real estate companies and real estate investment trusts (“REITs”) worldwide. The Barclays Global Aggregate Bond Index (U.S. dollar hedged) represents the performance of the global investment-grade developed fixed income markets. The Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. The Barclays 5-Year General Obligation (“GO”) Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Barclays 1–10 Year Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds.

The blended benchmark for each Portfolio is a customized benchmark and uses index returns to represent performance of the asset classes. The Composite Benchmark for Overlay A is 47.6% S&P 500, 17% MSCI EAFE, 3.4% MSCI EM, 12% FTSE EPRA/NAREIT Developed RE, 20% Barclays U.S. Aggregate Bond. The Composite Benchmark for Tax-Aware Overlay A is 56% S&P 500, 20% MSCI EAFE, 4% MSCI EM, 20% Barclays 1–10 Year Municipal Bond. The Composite Benchmark for Overlay B is 18.9% S&P 500, 6.75% MSCI EAFE, 1.35% MSCI EM, 3% FTSE EPRA/NAREIT Developed RE, 70% Barclays U.S. Aggregate Bond. The Composite Benchmark for Tax-Aware Overlays B, C and N is 21% S&P 500, 7.5% MSCI EAFE, 1.5% MSCI EM, 70% BC 1–10 Year Municipal Bond. The S&P 500 Index, MSCI EAFE Index and MSCI EM Index represent the allocation to global stocks, the FTSE EPRA/ NAREIT Developed RE Index represents the allocation to real estate, the Barclays 1–10 Year Municipal Bond Index, the Barclays 5-Year GO Municipal Bond Index and the Barclays U.S. Aggregate Bond Index represent the allocation to bonds.

MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Overlay Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objective.

The Portfolios are intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolios should be evaluated only in the context of the Private Client’s complete investment program. Changes in value of the Portfolios may be particularly pronounced because the Portfolios are managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolios are NOT designed to be used as a stand-alone investment.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock and bond prices in general may decline over short or extended periods. The value of the Portfolios’ securities will fluctuate as the stock or bond market fluctuates. Equity and debt markets around the world have experienced unprecedented volatility, including notably the recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. In addition, legislation

Disclosures & Risks continued on next page

2013 Semi-Annual Report	3

Disclosures and Risks (continued)

recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. The Portfolios do not seek to control risk relative to, or to outperform, a particular securities market benchmark. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios.

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value (“NAV”) when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

Derivatives Risk: The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make them more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid investments at an advantageous price. Illiquid securities may also be difficult to value.

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social instability.

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolios’ investments to decline.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivative contract, will

Disclosures & Risks continued on next page

4	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Mortgage-Related Securities Risk: In the case of investments in mortgage-related securities, a loss could be incurred if the collateral backing these securities is insufficient.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk: Investing in real estate- related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including ETFs, are subject to acquire market and selection risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Overlay A and Overlay B Portfolios Only

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Disclosures & Risks continued on next page

2013 Semi-Annual Report	5

Disclosures and Risks (continued)

Tax-Aware Overlay A, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Tax Risk: There is no guarantee that all of the Portfolios’ income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ net asset value could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of the Portfolios’ shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

These risks are more fully discussed in the Portfolios’ prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted.

The performance shown on page 7 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit our website at www.bernstein.com click on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

6	Sanford C. Bernstein Fund, Inc.

Historical Performance (Unaudited)

Overlay Portfolios vs. Their Benchmarks

THROUGH MARCH 31, 2013	CLASS	PAST SIX MONTHS	PAST 12 MONTHS	SINCE INCEPTION	INCEPTION DATE
Overlay A Portfolio	1 2	9.18 9.29%	4.07 4.18%	7.81 8.00%	2/8/2010
Composite Benchmark		7.18	10.63	12.42
S&P 500 Index		10.19	13.96	15.85
Tax-Aware Overlay A Portfolio	1	9.96	3.31	6.68	2/8/2010
Return after taxes on Distributions*		9.90	3.26	6.40
Return after taxes on Distributions and sale of shares*		5.74	1.97	5.30
	2	10.06	3.43	6.90
Return after taxes on Distributions*		9.97	3.34	6.59
Return after taxes on Distributions and sale of shares*		5.85	2.09	5.48
Composite Benchmark		7.63	10.17	11.56
S&P 500 Index		10.19	13.96	15.85
Overlay B Portfolio	1 2	3.75 3.89	3.65 3.89	6.42 6.57	2/8/2010
Composite Benchmark		3.06	6.68	8.19
Barclays Global Aggregate Bond Index (U.S. dollar hedged)		1.47	5.05	4.83
Tax-Aware Overlay B Portfolio	1	3.95	3.19	5.87	2/8/2010
Return after taxes on Distributions*		3.83	3.08	5.57
Return after taxes on Distributions and sale of shares*		2.82	2.40	4.68
	2	3.97	3.31	6.01
Return after taxes on Distributions*		3.85	3.20	5.71
Return after taxes on Distributions and sale of shares*		2.89	2.51	4.82
Composite Benchmark		3.65	6.40	7.33
Barclays 5-Year GO Municipal Bond Index		0.35	2.87	3.83
Tax-Aware Overlay C Portfolio	1	3.73	2.88	5.79	2/8/2010
Return after taxes on Distributions*		3.62	2.77	5.44
Return after taxes on Distributions and sale of shares*		2.61	2.13	4.57
	2	3.85	3.10	5.93
Return after taxes on Distributions*		3.73	2.98	5.58
Return after taxes on Distributions and sale of shares*		2.73	2.30	4.71
Composite Benchmark		3.65	6.40	7.33
Barclays 5-Year GO Municipal Bond Index		0.35	2.87	3.83
Tax-Aware Overlay N Portfolio	1	3.64	2.80	5.60	2/8/2010
Return after taxes on Distributions*		3.51	2.67	5.23
Return after taxes on Distributions and sale of shares*		2.58	2.10	4.42
	2	3.75	2.91	5.76
Return after taxes on Distributions*		3.62	2.77	5.39
Return after taxes on Distributions and sale of shares*		2.69	2.20	4.57
Composite Benchmark		3.65	6.40	7.33
Barclays 5-Year GO Municipal Bond Index		0.35	2.87	3.83

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The current prospectus fee table shows the total operating expense ratios for Class 1 and Class 2 shares as 1.16% and 0.96% for Overlay A; 1.14% and 0.94% for Tax-Aware Overlay A; 0.87% and 0.72% for Overlay B; 0.84% and 0.69% for Tax-Aware Overlay B; 0.89% and 0.74% for Tax-Aware Overlay C; and 0.89% and 0.74% for Tax-Aware Overlay N, gross of any fee waivers or expense reimbursements. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

The Bernstein Portfolios do not have sales charges. Total Returns (NAV returns) and Average Annual Returns (SEC returns) are therefore the same.

The Composite Benchmark for Overlay A is 47.6% S&P 500, 17% MSCI EAFE, 3.4% MSCI EM, 12% FTSE EPRA/NAREIT Developed RE, 20% Barclays U.S. Aggregate Bond. The Composite Benchmark for Tax Aware Overlay A is 56% S&P 500, 20% MSCI EAFE, 4% MSCI EM, 20% Barclays 1-10 Year Municipal. The Composite Benchmark for Overlay B is 18.9% S&P 500, 6.75% MSCI EAFE, 1.35% MSCI EM, 3% FTSE EPRA/NAREIT Developed RE, 70% Barclays U.S. Aggregate Bond. The Composite Benchmark for Tax Aware Overlay B, C, N is 21% S&P 500, 7.5% MSCI EAFE, 1.5% MSCI EM, 70% Barclays 1-10 Year Municipal.

*	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

See Disclosures, Risks and Note about Historical Performance on pages 3–6.

(Historical Performance continued on next page)

2013 Semi-Annual Report	7

Historical Performance (continued from previous page)

Overlay A Class I Shares	Tax-Aware Overlay B Class I Shares
Growth of $25,000	Growth of $25,000

Tax Aware Overlay A Class I Shares	Tax-Aware Overlay C Class I Shares
Growth of $25,000	Growth of $25,000

Overlay B Class I Shares	Tax-Aware Overlay N Class I Shares
Growth of $25,000	Growth of $25,000

Past performance is no guarantee of future results and an investment in the portfolios described could lose value.

The Composite Benchmark for Overlay A is 47.6% S&P 500, MSCI EAFE 17%, MSCI EM 3.4%, 12% FTSE EPRA/NAREIT Developed RE, 20% Barclays U.S. Aggregate Bond. The Composite Benchmark for Tax Aware Overlay A is 56% S&P 500, 20% MSCI EAFE, 4% MSCI EM, 20% Barclays 1-10 Year Municipal. The Composite Benchmark for Overlay B is 18.9% S&P 500, 6.75% MSCI EAFE, 1.35% MSCI EM, 3% FTSE EPRA/NAREIT Developed RE, 70% Barclays U.S. Aggregate Bond. The Composite Benchmark for Tax Aware Overlay B, C, N is 21% S&P 500, 7.5% MSCI EAFE, 1.5% MSCI EM, 70% Barclays 1-10 Year Municipal.

Each chart shows the growth of $25,000 since inception to the period ended March 31, 2013.

See Disclosures, Risks and Note about Historical Performance on pages 3–6.

8	Sanford C. Bernstein Fund, Inc.

Fund Expenses—March 31, 2013 (Unaudited)

Fund Expenses—As a shareholder of the Fund, you incur various ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2012	ENDING ACCOUNT VALUE MARCH 31, 2013	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Overlay A
Class 1
Actual	$1,000	$1,091.80	$6.00	1.15%
Hypothetical**	$1,000	$1,019.20	$5.79	1.15%
Class 2
Actual	$1,000	$1,092.90	$4.96	0.95%
Hypothetical**	$1,000	$1,020.19	$4.78	0.95%

Tax-Aware Overlay A
Class 1
Actual	$1,000	$1,099.60	$5.92	1.13%
Hypothetical**	$1,000	$1,019.30	$5.69	1.13%
Class 2
Actual	$1,000	$1,100.60	$4.87	0.93%
Hypothetical**	$1,000	$1,020.29	$4.68	0.93%

Overlay B
Class 1
Actual	$1,000	$1,037.50	$4.37	0.86%
Hypothetical**	$1,000	$1,020.64	$4.33	0.86%
Class 2
Actual	$1,000	$1,038.90	$3.61	0.71%
Hypothetical**	$1,000	$1,021.39	$3.58	0.71%

Tax-Aware Overlay B
Class 1
Actual	$1,000	$1,039.50	$4.32	0.85%
Hypothetical**	$1,000	$1,020.69	$4.28	0.85%
Class 2
Actual	$1,000	$1,039.70	$3.36	0.66%
Hypothetical**	$1,000	$1,021.64	$3.33	0.66%

Tax-Aware Overlay C
Class 1
Actual	$1,000	$1,037.30	$4.47	0.88%
Hypothetical**	$1,000	$1,020.54	$4.43	0.88%
Class 2
Actual	$1,000	$1,038.50	$3.71	0.73%
Hypothetical**	$1,000	$1,021.29	$3.68	0.73%

Tax-Aware Overlay N
Class 1
Actual	$1,000	$1,036.40	$4.52	0.89%
Hypothetical**	$1,000	$1,020.49	$4.48	0.89%
Class 2
Actual	$1,000	$1,037.50	$3.76	0.74%
Hypothetical**	$1,000	$1,021.24	$3.73	0.74%

*	Expenses are equal to the Classes’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period), respectively.
**	Assumes 5% return before expenses.

2013 Semi-Annual Report	9

Portfolio Summary—March 31, 2013 (Unaudited)

PORTFOLIO BREAKDOWN*	OVERLAY A PORTFOLIO	TAX AWARE OVERLAY A PORTFOLIO
Global Equity
US	51.3%	58.9%
Developed International	17.7%	19.5%
Emerging Markets	6.6%	6.1%

Global Credit
Investment Grade	15.9%	0.0%
High Yield	3.3%	3.0%

Real Asset	12.8%	7.4%

Global Bond
US	1.1%	10.3%
Developed International	12.9%	0.0%

PORTFOLIO BREAKDOWN*	OVERLAY B PORTFOLIO	TAX AWARE OVERLAY B PORTFOLIO
Global Equity
US	20.6%	22.6%
Developed International	7.7%	8.1%
Emerging Markets	2.8%	2.6%

Global Credit
Investment Grade	6.5%	0.0%
High Yield	3.0%	2.6%

Real Asset	3.3%	2.5%

Global Bond
US	16.4%	65.1%
Developed International	49.5%	0.0%

PORTFOLIO BREAKDOWN*	TAX AWARE OVERLAY C PORTFOLIO	TAX AWARE OVERLAY N PORTFOLIO
Global Equity
US	22.6%	22.4%
Developed International	8.0%	8.2%
Emerging Markets	2.6%	2.6%

Global Credit
High Yield	2.4%	2.6%

Real Asset	2.3%	2.4%

Global Bond
US	65.4%	64.4%

*	All data are as of March 31, 2013. The Fund’s portfolio breakdown includes derivative exposure and is expressed as approximate percentages of the Fund’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time, and the total of the percentages is in excess of 100% in light of the leveraging effect of the derivative transactions.

10	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay A Portfolio

March 31, 2013 (Unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–60.3%
Financials–10.2%
Capital Markets–1.1%
Affiliated Managers Group, Inc.(a)	21,920	$3,366,254
Credit Suisse Group AG(a)	65,710	1,728,220
Credit Suisse/Nassau	56,710	115,524
Deutsche Bank AG (REG)	16,160	631,796
E*Trade Financial Corp.(a)	13,910	148,976
Goldman Sachs Group, Inc. (The)	39,400	5,797,710
Lazard Ltd.–Class A	7,010	239,251
Legg Mason, Inc.	6,000	192,900
Macquarie Group Ltd.	47,020	1,829,161
Stifel Financial Corp.(a)	5,330	184,791
UBS AG(a)	176,541	2,714,707

		16,949,290

Commercial Banks–3.6%
Associated Banc-Corp	13,950	211,901
Banco do Brasil SA	144,400	1,961,539
Banco Santander Brasil SA/Brazil (ADR)	25,900	188,034
Bangkok Bank PCL (NVDR)	49,400	375,906
Bank Mandiri Persero Tbk PT	384,000	396,603
Barclays PLC	169,950	756,152
CapitalSource, Inc.	20,580	197,980
China Construction Bank Corp.–Class H	682,000	559,048
CIT Group, Inc.(a)	200,600	8,722,088
Comerica, Inc.	6,860	246,617
Credicorp Ltd.	2,610	433,391
First Niagara Financial Group, Inc.	25,260	223,804
First Republic Bank/CA	3,280	126,674
Grupo Financiero Banorte SAB de CV–Class O	47,720	382,527
Grupo Financiero Santander Mexico SAB de CV (ADR)(a)	16,960	261,693
Hang Seng Bank Ltd.	38,500	617,600
HDFC Bank Ltd. (ADR)	7,270	272,043
HSBC Holdings PLC	329,224	3,512,680
Huntington Bancshares, Inc./OH	37,000	273,430
Iberiabank Corp.	4,010	200,580
Industrial & Commercial Bank of China Ltd.–Class H	798,000	561,231
Itausa–Investimentos Itau SA (Preference Shares)	71,800	374,856
KB Financial Group, Inc.	6,260	209,123
KB Financial Group, Inc. (ADR)	38,140	1,260,145
Komercni Banka AS	570	108,748
Lloyds Banking Group PLC(a)	879,830	655,576
Mitsubishi UFJ Financial Group, Inc.	355,900	2,147,228
National Australia Bank Ltd.	53,900	1,739,146
Popular, Inc.(a)	9,820	271,130
Resona Holdings, Inc.	107,900	569,722
Company	Shares	U.S. $ Value

Sberbank of Russia (Sponsored ADR)	108,601	$1,384,662
Seven Bank Ltd.	228,300	735,100
Signature Bank/New York NY(a)	2,940	231,554
Societe Generale SA(a)	57,781	1,902,323
State Bank of India (Sponsored GDR)(b)	2,150	179,203
Sumitomo Mitsui Financial Group, Inc.	33,800	1,386,639
Susquehanna Bancshares, Inc.	17,110	212,677
SVB Financial Group(a)	2,940	208,564
Turkiye Halk Bankasi AS	28,310	302,780
Unione di Banche Italiane SCPA	165,620	613,507
US Bancorp	208,100	7,060,833
Webster Financial Corp.	4,770	115,720
Wells Fargo & Co.	352,800	13,050,072
Westpac Banking Corp.	16,950	545,479
Zions Bancorporation	12,200	304,878

		56,051,186

Consumer Finance–0.4%
AEON Financial Service Co., Ltd.	24,200	686,472
Discover Financial Services	132,300	5,932,332

		6,618,804

Diversified Financial Services–2.4%
Bank of America Corp.	813,100	9,903,558
BM&FBovespa SA	7,100	47,925
Citigroup, Inc.	238,300	10,542,392
IG Group Holdings PLC	186,839	1,519,541
ING Groep NV(a)	252,470	1,816,633
IntercontinentalExchange, Inc.(a)	52,500	8,561,175
JPMorgan Chase & Co.(c)	90,400	4,290,384
ORIX Corp.	67,000	855,453

		37,537,061

Insurance–2.6%
Admiral Group PLC	106,980	2,170,645
Aegon NV	209,236	1,263,380
AIA Group Ltd.	611,000	2,678,499
Allianz SE	1,410	192,214
Aspen Insurance Holdings Ltd.	7,590	292,822
Berkshire Hathaway, Inc.(a)	46,100	4,803,620
Chubb Corp. (The)	47,800	4,183,934
Everest Re Group Ltd.	62,000	8,051,320
Fidelity National Financial, Inc.–Class A	180,190	4,546,194
Gjensidige Forsikring ASA	39,960	661,240
Insurance Australia Group Ltd.	40,347	240,697
Lancashire Holdings Ltd.	86,648	1,070,641
PartnerRe Ltd.	46,300	4,310,993
Platinum Underwriters Holdings Ltd.	4,720	263,423
Prudential PLC	151,900	2,467,088
Reinsurance Group of America, Inc.–Class A	2,940	175,430
Suncorp Group Ltd.	65,961	814,065
Topdanmark A/S(a)	20,200	484,540
Torchmark Corp.	4,140	247,572
Unum Group	8,400	237,300
Validus Holdings Ltd.	6,390	238,794

		39,394,411

2013 Semi-Annual Report	11

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Real Estate Investment Trusts (REITs)–0.0%
Plum Creek Timber Co., Inc.	4,660	$243,252

Real Estate Management & Development–0.1%
Daiwa House Industry Co., Ltd.	25,000	488,963
LPS Brasil Consultoria de Imoveis SA	4,400	78,147

		567,110

		157,361,114

Information Technology–10.1%
Communications Equipment–0.7%
Aruba Networks, Inc.(a)	10,330	255,564
JDS Uniphase Corp.(a)	16,900	225,953
F5 Networks, Inc.(a)	41,900	3,732,452
Ciena Corp.(a)	11,640	186,357
Palo Alto Networks, Inc.(a)	1,120	63,392
Harris Corp.	3,060	141,800
Cisco Systems, Inc.	312,400	6,532,284

		11,137,802

Computers & Peripherals–1.8%
Lite-On Technology Corp.	85,000	138,265
Wistron Corp.	270,000	296,311
Fujitsu Ltd.	233,000	973,368
Hewlett-Packard Co.(c)	470,700	11,221,488
Apple, Inc.	33,200	14,695,316

		27,324,748

Electronic Equipment, Instruments & Components–0.3%
AU Optronics Corp. (Sponsored ADR)(a)	34,090	146,587
Anixter International, Inc.	2,630	183,890
Arrow Electronics, Inc.(a)	5,900	239,658
Avnet, Inc.(a)	6,830	247,246
Ju Teng International Holdings Ltd.	98,000	61,830
Ingram Micro, Inc.–Class A(a)	8,000	157,440
Insight Enterprises, Inc.(a)	10,660	219,809
TTM Technologies, Inc.(a)	17,490	132,924
Vishay Intertechnology, Inc.(a)	22,010	299,556
Flextronics International Ltd.(a)	17,560	118,706
LG Display Co., Ltd.(a)	1,250	36,553
Innolux Corp.(a)	196,000	121,428
Hon Hai Precision Industry Co., Ltd.	170,000	473,113
Jabil Circuit, Inc.	11,310	209,009
LG Display Co., Ltd. (ADR)(a)	114,720	1,673,764

		4,321,513

Internet Software & Services–1.6%
Mail.ru Group Ltd. (GDR)(b)	2,770	76,729
CoStar Group, Inc.(a)	2,700	295,542
eBay, Inc.(a)	125,300	6,793,766
Google, Inc.–Class A(a)	15,300	12,148,659
Tencent Holdings Ltd.	9,000	287,862
LinkedIn Corp.(a)	18,400	3,239,504
Baidu, Inc. (Sponsored ADR)(a)	14,770	1,295,329

		24,137,391

IT Services–2.6%
Cognizant Technology Solutions Corp.–Class A(a)	104,000	$7,967,440
Convergys Corp.	10,110	172,173
Sonda SA	83,500	291,852
Amdocs Ltd.	94,250	3,416,563
Otsuka Corp.	3,700	403,166
Fidelity National Information Services, Inc.	123,200	4,881,184
Visa, Inc.–Class A	46,100	7,829,624
International Business Machines Corp.	48,800	10,409,040
Fiserv, Inc.(a)	55,800	4,900,914
MAXIMUS, Inc.	2,360	188,729

		40,460,685

Semiconductors & Semiconductor Equipment–1.2%
Sumco Corp.	61,000	694,138
Lam Research Corp.(a)	5,320	220,567
Advanced Semiconductor Engineering, Inc.	458,000	374,856
Applied Materials, Inc.	477,770	6,440,340
Cavium, Inc.(a)	5,750	223,157
Samsung Electronics Co., Ltd. (GDR)(b)	6,120	2,405,190
Tokyo Electron Ltd.	18,000	767,957
Amkor Technology, Inc.(a)	18,170	72,680
Taiwan Semiconductor Manufacturing Co., Ltd.	193,000	646,406
Entegris, Inc.(a)	23,520	231,907
Fairchild Semiconductor International, Inc.(a)	16,020	226,523
MKS Instruments, Inc.	5,580	151,776
Teradyne, Inc.(a)	9,340	151,495
King Yuan Electronics Co., Ltd.	59,000	40,082
Samsung Electronics Co., Ltd. (Preference Shares)	90	70,471
Veeco Instruments, Inc.(a)	4,410	169,035
Samsung Electronics Co., Ltd. (GDR) (London)(b)	1,640	1,104,586
Micron Technology, Inc.(a)	476,003	4,750,510
Cree, Inc.(a)	4,065	222,396
MEMC Electronic Materials, Inc.(a)	31,370	138,028

		19,102,100

Software–1.9%
Citrix Systems, Inc.(a)	104,400	7,533,504
Intuit, Inc.	120,100	7,884,565
SAP AG	14,380	1,156,544
Nintendo Co., Ltd.	3,300	356,722
TIBCO Software, Inc.(a)	67,500	1,364,850
Aspen Technology, Inc.(a)	6,710	216,666
Cadence Design Systems, Inc.(a)	21,940	305,624
Fortinet, Inc.(a)	7,570	179,258
Aveva Group PLC	3,010	103,792
ServiceNow, Inc.(a)	6,748	244,277
SolarWinds, Inc.(a)	4,030	238,173
Oracle Corp. Japan	11,300	509,803
Microsoft Corp.	161,800	4,629,098
Workday, Inc.(a)	575	35,437
ANSYS, Inc.(a)	66,680	5,429,086

		30,187,399

		156,671,638

12	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Consumer Discretionary–9.5%
Auto Components–0.4%
Cie Generale des Etablissements Michelin–Class B	18,130	$1,518,944
Dana Holding Corp.	13,780	245,697
GKN PLC	215,710	869,278
Lear Corp.	4,240	232,649
Nokian Renkaat Oyj	10,570	471,564
TRW Automotive Holdings Corp.(a)	4,640	255,200
Valeo SA	34,410	1,864,466
Xingda International Holdings Ltd.	81,000	26,892

		5,484,690

Automobiles–1.3%
Ford Motor Co.	581,600	7,648,040
Harley-Davidson, Inc.	81,300	4,333,290
Honda Motor Co., Ltd.	42,100	1,621,290
Hyundai Motor Co. (GDR)(b)	4,040	141,440
Kia Motors Corp.	8,080	409,963
Mazda Motor Corp.(a)	258,000	758,896
Nissan Motor Co., Ltd.	100,000	970,043
Tata Motors Ltd. (Sponsored ADR)	5,580	136,208
Toyota Motor Corp.	42,400	2,186,388
Volkswagen AG (Preference Shares)	9,900	1,971,805

		20,177,363

Distributors–0.2%
Dah Chong Hong Holdings Ltd.	229,000	217,098
Li & Fung Ltd.	1,212,000	1,675,448
LKQ Corp.(a)	13,130	285,709

		2,178,255

Diversified Consumer Services–0.1%
Anhanguera Educacional Participacoes SA	36,200	584,001
Estacio Participacoes SA	52,000	1,129,679
K12, Inc.(a)	10,580	255,084

		1,968,764

Hotels, Restaurants & Leisure–1.5%
Ajisen China Holdings Ltd.	126,000	100,114
Chipotle Mexican Grill, Inc.–Class A(a)	8,900	2,900,243
McDonald’s Corp.	43,900	4,376,391
Melco Crown Entertainment Ltd. (ADR)(a)	51,440	1,200,610
MGM China Holdings Ltd.	58,000	125,116
MGM Resorts International(a)	19,140	251,691
Norwegian Cruise Line Holdings Ltd.(a)	8,118	240,699
Panera Bread Co.–Class A(a)	1,590	262,732
Royal Caribbean Cruises Ltd.	6,170	204,967
Sands China Ltd.	418,800	2,179,200
Sodexo	30,380	2,831,797
Starbucks Corp.	118,500	6,749,760
Tatts Group Ltd.	196,520	649,898
Whitbread PLC	15,155	592,759
William Hill PLC	89,330	502,706
Yum! Brands, Inc.	3,900	280,566

		23,449,249

Household Durables–0.3%
Meritage Homes Corp.(a)	5,470	$256,324
Newell Rubbermaid, Inc.	4,640	121,104
PulteGroup, Inc.(a)	198,050	4,008,532
Sony Corp.	28,600	497,665

		4,883,625

Internet & Catalog Retail–0.4%
Amazon.com, Inc.(a)	23,500	6,262,515
Ctrip.com International Ltd. (ADR)(a)	2,520	53,877
NetFlix, Inc.(a)	765	144,899
Shutterfly, Inc.(a)	2,070	91,432

		6,552,723

Media–2.7%
British Sky Broadcasting Group PLC	83,210	1,118,415
Cineplex, Inc.	6,580	223,339
Comcast Corp.–Class A	127,800	5,368,878
Gannett Co., Inc.	5,560	121,597
Kabel Deutschland Holding AG	5,710	527,165
Liberty Media Corp.(a)	25,400	2,835,402
Naspers Ltd.	13,170	820,570
National CineMedia, Inc.	12,440	196,303
Pandora Media, Inc.(a)	10,850	153,636
Reed Elsevier PLC	79,460	945,383
Regal Entertainment Group–Class A	15,040	250,717
Television Broadcasts Ltd.	46,000	348,661
Thomson Reuters Corp.	21,240	689,147
Time Warner Cable, Inc.–Class A(c)	56,100	5,388,966
Time Warner, Inc.	119,000	6,856,780
Viacom, Inc.–Class B	99,405	6,120,366
Walt Disney Co. (The)(c)	140,800	7,997,440
Wolters Kluwer NV	46,640	1,019,173

		40,981,938

Multiline Retail–0.6%
Don Quijote Co., Ltd.	10,400	461,300
El Puerto de Liverpool SAB de CV	17,650	216,705
Golden Eagle Retail Group Ltd.	135,000	244,326
Macy’s, Inc.	177,800	7,439,152
Myer Holdings Ltd.	155,690	479,751
Next PLC	10,600	704,225
SACI Falabella	19,220	232,116

		9,777,575

Specialty Retail–1.7%
Belle International Holdings Ltd.	507,000	849,752
CarMax, Inc.(a)	5,660	236,022
Chow Tai Fook Jewellery Group Ltd.	111,348	151,894
Dick’s Sporting Goods, Inc.	4,675	221,128
Five Below, Inc.(a)	4,184	158,532
Francesca’s Holdings Corp.(a)	9,800	280,868
GameStop Corp.–Class A	79,030	2,210,469
Home Depot, Inc. (The)	114,400	7,982,832
Indomobil Sukses Internasional Tbk PT	296,000	168,087
Lumber Liquidators Holdings, Inc.(a)	4,010	281,582
Men’s Wearhouse, Inc. (The)	8,770	293,093
Mr. Price Group Ltd.	14,680	186,724

2013 Semi-Annual Report	13

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Nitori Holdings Co., Ltd.	10,750	$829,972
Office Depot, Inc.(a)	52,680	207,032
PetSmart, Inc.	56,900	3,533,490
Shimamura Co., Ltd.	3,400	397,521
TJX Cos., Inc.	138,500	6,474,875
Tractor Supply Co.	2,040	212,425
Ulta Salon Cosmetics & Fragrance, Inc.	845	68,589
Vitamin Shoppe, Inc.(a)	3,263	159,398
Yamada Denki Co., Ltd.	32,040	1,470,013
Zhongsheng Group Holdings Ltd.	159,000	193,082

		26,567,380

Textiles, Apparel & Luxury Goods–0.3%
Alpargatas SA (Preference Shares)	9,900	66,629
Cie Financiere Richemont SA	47,900	377,565
Cie Financiere Richemont SA	24,580	1,935,224
Daphne International Holdings Ltd.	112,000	141,176
Jones Group, Inc. (The)	22,760	289,507
LVMH Moet Hennessy Louis Vuitton SA	4,370	750,809
PVH Corp.	1,514	161,710
Samsonite International SA	155,900	390,829
Shenzhou International Group Holdings Ltd.	51,000	143,895
Tumi Holdings, Inc.(a)	2,420	50,675

		4,308,019

		146,329,581

Health Care–7.4%
Biotechnology–1.2%
Actelion Ltd.(a)	24,500	1,332,205
Ariad Pharmaceuticals, Inc.(a)	4,830	87,375
Biogen Idec, Inc.(a)	60,000	11,574,600
BioMarin Pharmaceutical, Inc.(a)	3,110	193,628
Celgene Corp.(a)	28,700	3,326,617
Cubist Pharmaceuticals, Inc.(a)	2,945	137,885
Onyx Pharmaceuticals, Inc.(a)	3,420	303,901
Vertex Pharmaceuticals, Inc.(a)	40,200	2,210,196

		19,166,407

Health Care Equipment & Supplies–1.6%
Align Technology, Inc.(a)	970	32,505
Becton Dickinson and Co.	62,000	5,927,820
Cochlear Ltd.	4,360	309,733
Coloplast A/S	9,050	487,653
HeartWare International, Inc.(a)	1,940	171,554
IDEXX Laboratories, Inc.(a)	60,000	5,543,400
Intuitive Surgical, Inc.(a)	11,200	5,501,328
Medtronic, Inc.	145,300	6,823,288
Sirona Dental Systems, Inc.(a)	3,350	246,996
Volcano Corp.(a)	3,120	69,451

		25,113,728

Health Care Providers & Services–1.4%
Acadia Healthcare Co., Inc.(a)	8,064	237,001
Catamaran Corp.(a)	5,400	286,362
Health Net, Inc./CA(a)	66,740	1,910,099
LifePoint Hospitals, Inc.(a)	5,330	258,292
Mednax, Inc.(a)	2,730	244,690

Odontoprev SA	15,100	$69,120
Patterson Cos., Inc.	54,000	2,054,160
Shanghai Pharmaceuticals Holding Co., Ltd.–Class H	37,000	81,140
Sonic Healthcare Ltd.	33,254	483,873
Suzuken Co., Ltd./Aichi Japan	13,900	504,608
UnitedHealth Group, Inc.	52,000	2,974,920
Universal Health Services, Inc.–Class B	4,910	313,602
WellCare Health Plans, Inc.(a)	2,072	120,093
WellPoint, Inc.(c)	177,500	11,755,825

		21,293,785

Life Sciences Tools & Services–0.1%
Eurofins Scientific	7,455	1,567,406
ICON PLC(a)	6,445	208,109

		1,775,515

Pharmaceuticals–3.1%
Akorn, Inc.(a)	12,469	172,446
Aspen Pharmacare Holdings Ltd.(a)	8,950	186,027
AstraZeneca PLC	37,290	1,870,493
AstraZeneca PLC (Sponsored ADR)	66,800	3,338,664
GlaxoSmithKline PLC	97,120	2,274,263
Jazz Pharmaceuticals PLC(a)	3,030	169,407
Johnson & Johnson	124,000	10,109,720
Merck & Co., Inc.	96,700	4,277,041
Novartis AG	16,550	1,179,550
Orion Oyj	26,130	687,562
Pfizer, Inc.(c)	643,200	18,562,752
Pharmstandard OJSC (GDR)(a)(b)	7,700	159,005
Richter Gedeon Nyrt	1,240	173,599
Roche Holding AG	14,210	3,312,678
Sanofi	7,500	764,890

		47,238,097

		114,587,532

Consumer Staples–7.2%
Beverages–0.2%
Anheuser-Busch InBev NV	12,400	1,232,776
Asahi Group Holdings Ltd.	38,900	930,200
Cia Cervecerias Unidas SA	13,500	224,310
Heineken Holding NV	9,450	606,355

		2,993,641

Food & Staples Retailing–2.2%
Bizim Toptan Satis Magazalari AS	3,460	59,160
Brazil Pharma SA	14,400	101,546
Jeronimo Martins SGPS SA	104,200	2,029,579
Koninklijke Ahold NV	87,340	1,338,947
Kroger Co. (The)	432,000	14,316,480
Lawson, Inc.	4,600	353,196
Magnit OJSC (Sponsored GDR)(b)	9,750	440,212
Olam International Ltd.	1,434,038	1,996,392
Safeway, Inc.	144,800	3,815,480
Shoppers Drug Mart Corp.	10,010	428,345
Shoprite Holdings Ltd.	4,840	96,277
Sugi Holdings Co., Ltd.	12,900	460,240
Tsuruha Holdings, Inc.	2,400	234,427
Wal-Mart Stores, Inc.	97,200	7,273,476
WM Morrison Supermarkets PLC	184,650	776,139

		33,719,896

14	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Food Products–2.3%
AVI Ltd.	50,860	$297,075
Campbell Soup Co.	115,670	5,246,791
ConAgra Foods, Inc.	228,700	8,189,747
Dole Food Co., Inc.(a)	14,360	156,524
Green Mountain Coffee Roasters, Inc.(a)	5,190	294,584
Gruma SAB de CV(a)	13,700	60,583
JM Smucker Co. (The)	78,900	7,823,724
Kraft Foods Group, Inc.	121,600	6,266,048
MHP SA (GDR)(a)(b)	12,360	219,390
NongShim Co., Ltd.	390	108,039
Tyson Foods, Inc.–Class A	124,180	3,082,148
Unilever PLC	74,458	3,149,359

		34,894,012

Household Products–0.2%
Henkel AG & Co. KGaA	22,670	1,791,850
Kimberly-Clark de Mexico SAB de CV	72,420	252,707
Reckitt Benckiser Group PLC	14,534	1,043,506

		3,088,063

Tobacco–2.3%
Altria Group, Inc.	302,700	10,409,853
British American Tobacco PLC	98,410	5,276,991
Gudang Garam Tbk PT	29,000	146,411
Imperial Tobacco Group PLC	34,510	1,206,996
Japan Tobacco, Inc.	92,600	2,962,041
Lorillard, Inc.	25,266	1,019,483
Philip Morris International, Inc.	124,100	11,505,311
Reynolds American, Inc.	79,500	3,536,955

		36,064,041

		110,759,653

Industrials–5.8%
Aerospace & Defense–0.9%
European Aeronautic Defence and Space Co. NV	27,100	1,381,244
Hexcel Corp.(a)	10,300	298,803
Precision Castparts Corp.	57,300	10,865,226
QinetiQ Group PLC	75,900	239,582
Safran SA	17,300	772,119
TransDigm Group, Inc.	1,710	261,493

		13,818,467

Air Freight & Logistics–0.0%
Expeditors International of Washington, Inc.	5,060	180,693

Airlines–0.3%
Delta Air Lines, Inc.(a)	168,400	2,780,284
Japan Airlines Co., Ltd.	17,600	819,844
Qantas Airways Ltd.(a)	458,000	853,967
Turk Hava Yollari(a)	64,990	265,935

		4,720,030

Building Products–0.1%
Asahi Glass Co., Ltd.	119,000	828,877
Simpson Manufacturing Co., Inc.	2,090	63,975

		892,852

Commercial Services & Supplies–0.3%
Aggreko PLC	12,831	$348,238
Avery Dennison Corp.	4,040	174,003
Edenred	18,238	597,721
Steelcase, Inc.	15,390	226,695
Stericycle, Inc.(a)	29,817	3,165,969

		4,512,626

Construction & Engineering–0.1%
COMSYS Holdings Corp.	69,300	842,548
Granite Construction, Inc.	3,870	123,221
Tutor Perini Corp.(a)	11,180	215,774

		1,181,543

Electrical Equipment–0.7%
AMETEK, Inc.	38,814	1,682,975
Eaton Corp. PLC	108,100	6,621,125
EnerSys, Inc.(a)	5,120	233,370
General Cable Corp.(a)	7,410	271,428
Sumitomo Electric Industries Ltd.	127,800	1,572,460

		10,381,358

Industrial Conglomerates–1.0%
Bidvest Group Ltd.	7,780	205,081
Carlisle Cos., Inc.	3,550	240,654
Danaher Corp.(c)	126,500	7,861,975
General Electric Co.(c)	283,400	6,552,208
SM Investments Corp.	1,990	54,467

		14,914,385

Industrial Warehouse Distribution–0.2%
Global Logistic Properties Ltd.	1,473,000	3,128,161

Machinery–0.5%
Actuant Corp.–Class A	5,970	182,801
Chart Industries, Inc.(a)	2,680	214,427
FANUC Corp.	5,600	862,235
IDEX Corp.	4,310	230,240
Illinois Tool Works, Inc.	74,200	4,521,748
Joy Global, Inc.	3,690	219,629
Kennametal, Inc.	4,650	181,536
Komatsu Ltd.	31,100	743,827
Lincoln Electric Holdings, Inc.	5,460	295,823
Middleby Corp.(a)	1,660	252,569
Terex Corp.(a)	7,900	271,918
Timken Co.	5,120	289,689
Valmont Industries, Inc.	1,890	297,240

		8,563,682

Marine–0.0%
Kirby Corp.(a)	4,230	324,864

Professional Services–0.7%
Advisory Board Co. (The)(a)	4,460	234,239
Bureau Veritas SA	18,403	2,291,063
Capita PLC	236,823	3,237,222
Intertek Group PLC	66,025	3,411,672
Qualicorp SA(a)	4,800	48,244
Robert Half International, Inc.	8,880	333,266
SGS SA	638	1,565,898

		11,121,604

2013 Semi-Annual Report	15

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Road & Rail–0.7%
Con-way, Inc.	7,070	$248,935
Genesee & Wyoming, Inc.–Class A(a)	3,377	314,433
Globaltrans Investment PLC (Sponsored GDR)(b)	10,908	172,128
Localiza Rent a Car SA	13,600	242,959
Tokyu Corp.	79,000	584,406
Union Pacific Corp.	62,900	8,957,589

		10,520,450

Trading Companies & Distributors–0.3%
Aircastle Ltd.	15,290	209,167
Mitsubishi Corp.	52,200	983,128
MSC Industrial Direct Co., Inc.–Class A	2,116	181,510
United Rentals, Inc.(a)	5,990	329,270
WW Grainger, Inc.	13,600	3,059,728

		4,762,803

Transportation Infrastructure–0.0%
Jiangsu Expressway Co., Ltd.	190,000	191,242

		89,214,760

Energy–5.7%
Energy Equipment & Services–1.6%
Aker Solutions ASA	2,823	52,989
AMEC PLC	22,486	361,354
Bristow Group, Inc.	3,590	236,725
Diamond Offshore Drilling, Inc.	80,600	5,606,536
FMC Technologies, Inc.(a)	2,850	155,011
Helix Energy Solutions Group, Inc.(a)	10,020	229,258
Helmerich & Payne, Inc.	3,510	213,057
National Oilwell Varco, Inc.	73,700	5,214,275
Oceaneering International, Inc.	3,620	240,404
Oil States International, Inc.(a)	2,550	208,003
Schlumberger Ltd.(c)	118,400	8,866,976
Seadrill Ltd.	33,829	1,232,842
Technip SA	12,750	1,307,766

		23,925,196

Oil, Gas & Consumable Fuels–4.1%
Afren PLC(a)	62,800	135,736
Banpu PCL	10,600	136,459
BP PLC	314,580	2,212,127
Cabot Oil & Gas Corp.	2,310	156,179
Chevron Corp.	41,500	4,931,030
China Petroleum & Chemical Corp.–Class H	436,000	511,300
Cimarex Energy Co.	3,880	292,707
Concho Resources, Inc.(a)	1,510	147,119
Ecopetrol SA (Sponsored ADR)	5,410	294,953
ENI SpA	42,370	948,597
EOG Resources, Inc.	24,700	3,163,329
Exxon Mobil Corp.	172,100	15,507,931
Gazprom OAO (Sponsored ADR)	161,870	1,375,895
KazMunaiGas Exploration Production JSC (GDR)(b)	7,360	139,840
Kinder Morgan, Inc./DE	188,200	7,279,576

LUKOIL OAO (London) (Sponsored ADR)	10,890	$702,405
Marathon Petroleum Corp.	69,900	6,263,040
Noble Energy, Inc.(c)	62,900	7,275,014
NovaTek OAO (Sponsored GDR)(b)	3,660	394,548
Petroleo Brasileiro SA (Sponsored ADR)	118,790	2,156,039
PTT PCL	21,400	236,763
Royal Dutch Shell PLC–Class B	10,770	358,157
SM Energy Co.	2,660	157,525
Statoil ASA	46,460	1,134,225
Stone Energy Corp.(a)	5,620	122,235
Teekay Corp.	3,140	112,914
Ultrapar Participacoes SA	8,300	209,887
Valero Energy Corp.	171,300	7,792,437

		64,147,967

		88,073,163

Materials–2.2%
Chemicals–1.5%
Chemtura Corp.(a)	9,730	210,265
EMS-Chemie Holding AG	2,450	737,738
Filtrona PLC	120,952	1,341,082
Huntsman Corp.	9,100	169,169
Koninklijke DSM NV	23,817	1,387,885
LyondellBasell Industries NV	102,600	6,493,554
Monsanto Co.	76,624	8,093,793
Nippon Shokubai Co., Ltd.	43,000	379,393
PolyOne Corp.	7,890	192,595
Sherwin-Williams Co. (The)	24,100	4,070,249
Teijin Ltd.	162,000	375,871

		23,451,594

Construction Materials–0.1%
China National Building Material Co., Ltd–Class H	148,000	187,339
China Shanshui Cement Group Ltd.	48,000	27,637
Grasim Industries Ltd. (GDR)(b)	1,831	94,777
Semen Indonesia Persero Tbk PT	61,000	111,427
West China Cement Ltd.	424,000	70,219

		491,399

Metals & Mining–0.6%
Anglo American PLC	39,760	1,026,730
Antofagasta PLC	9,310	139,753
BHP Billiton PLC	58,295	1,697,649
Cliffs Natural Resources, Inc.	3,920	74,519
Commercial Metals Co.	15,550	246,467
Dowa Holdings Co., Ltd.	37,861	297,402
KGHM Polska Miedz SA	11,570	560,735
Korea Zinc Co., Ltd.	270	86,494
Koza Altin Isletmeleri AS	13,270	310,363
MMC Norilsk Nickel OJSC (ADR)	69,850	1,179,767
Reliance Steel & Aluminum Co.	3,250	231,303
Rio Tinto PLC	27,950	1,316,457
Steel Dynamics, Inc.	16,590	263,283
Vale SA (Sponsored ADR)	115,110	1,902,768

16	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Vale SA (Sponsored ADR–Class B	12,990	$224,597

		9,558,287

		33,501,280

Telecommunication Services–1.2%
Diversified Telecommunication Services–1.0%
AT&T, Inc.	86,600	3,177,354
Nippon Telegraph & Telephone Corp.	42,700	1,864,263
Swisscom AG	2,740	1,268,970
TalkTalk Telecom Group PLC	56,200	232,611
TDC A/S	103,060	793,242
Telenor ASA	54,760	1,205,710
Telstra Corp., Ltd.	185,286	871,234
tw telecom, Inc.(a)	3,240	81,616
Verizon Communications, Inc.	111,900	5,499,885
Vivendi SA	37,954	785,193

		15,780,078

Wireless Telecommunication Services–0.2%
America Movil SAB de CV Series L (ADR)	6,199	129,931
China Mobile Ltd.	14,000	148,399
Rogers Communications, Inc.	6,340	323,850
SK Telecom Co., Ltd.	890	144,634
StarHub Ltd.	139,000	488,640
Turkcell Iletisim Hizmetleri AS(a)	7,550	50,598
Vodafone Group PLC	809,830	2,298,039

		3,584,091

		19,364,169

Utilities–0.5%
Electric Utilities–0.3%
CLP Holdings Ltd.	85,500	749,525
EDP–Energias de Portugal SA	275,280	848,319
Electricite de France SA	77,400	1,484,722
Light SA	14,900	147,470
NV Energy, Inc.	11,330	226,940
PNM Resources, Inc.	9,460	220,323
Power Assets Holdings Ltd.	109,000	1,028,756

		4,706,055

Gas Utilities–0.0%
Atmos Energy Corp.	4,790	204,485
UGI Corp.	5,720	219,591

		424,076

Independent Power Producers & Energy Traders–0.1%
APR Energy PLC	78,889	1,011,302
Huaneng Power International, Inc.–Class H	206,000	218,837

		1,230,139

Multi-Utilities–0.1%
National Grid PLC	69,850	811,640

Water Utilities–0.0%
Cia de Saneamento Basico do Estado de Sao Paulo(a)	3,500	$166,967
Cia de Saneamento de Minas Gerais-COPASA	8,700	212,468

		379,435

		7,551,345

Equity:Other–0.4%
Diversified/Specialty–0.4%
BioMed Realty Trust, Inc.	11,070	239,112
Country Garden Holdings Co., Ltd.(a)	482,000	239,193
Evergrande Real Estate Group Ltd.	1,754,000	708,532
Hang Lung Properties Ltd.	843,000	3,161,514
LPN Development PCL	81,700	70,443
Mexico Real Estate Management SA de CV(a)	228,350	508,412
Mitsubishi Estate Co., Ltd.	18,000	509,893
Supalai PCL	80,200	56,963
Telecity Group PLC	77,440	1,065,385

		6,559,447

Residential–0.1%
Multi-Family–0.1%
Brookfield Incorporacoes SA	93,500	116,138
Camden Property Trust	1,880	129,118
China Overseas Land & Investment Ltd.	86,000	238,404
KWG Property Holding Ltd.	118,000	74,294
Mid-America Apartment Communities, Inc.	1,910	131,905
NVR, Inc.(a)	220	237,624
Rossi Residencial SA	44,400	67,674
Shimao Property Holdings Ltd.	58,000	112,129
Stockland	205,050	782,546

		1,889,832

Single Family–0.0%
Fortune Brands Home & Security, Inc.(a)	8,140	304,680
Realogy Holdings Corp.(a)	2,804	136,947
		441,627

		2,331,459

Retail–0.0%
Regional Mall–0.0%
BR Malls Participacoes SA	11,200	139,449
Glimcher Realty Trust	10,070	116,812

		256,261

Shopping Center/Other Retail–0.0%
American Realty Capital Properties, Inc.	12,400	182,032

		438,293

Lodging–0.0%
Lodging–0.0%
Orient-Express Hotels Ltd.–Class A(a)	15,485	152,682
RLJ Lodging Trust	12,390	281,996

		434,678

2013 Semi-Annual Report	17

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Office–0.0%
Office–0.0%
Dundee International Real Estate Investment Trust	20,346	$213,104

Total Common Stocks (cost $815,448,971)		933,391,216

INVESTMENT COMPANIES–23.6%
Funds and Investment Trusts–23.6%
iShares MSCI Emerging Markets Index Fund	2,455,497	105,046,162
Multi-Asset Real Return Portfolio	22,755,970	197,749,383
SPDR S&P 500 ETF Trust	394,419	61,746,294

Total Investment Companies (cost $368,199,512)		364,541,839

	Contracts
OPTIONS PURCHASED—PUTS–0.7%
Options on Funds and Investment Trusts–0.5%
iShares MSCI EAFE Index Expiration: Jun 2013, Exercise Price: $ 57.00(a)(d)	28,678	2,939,495
iShares MSCI Emerging Markets Index Expiration: Jun 2013, Exercise Price: $ 42.50(a)(d)	39,002	4,719,242

		7,658,737

Option on Equity Indices–0.2%
S&P 500 Index Expiration: Jun 2013, Exercise Price: $ 1,475.00(a)(d)	2,245	3,356,275

Total Options Purchased–Puts (cost $11,356,826)		11,015,012

	Shares
WARRANTS–0.6%
Financials–0.3%
Commercial Banks–0.1%
Bank Muscat SAOG, Citigroup Global Markets, expiring 10/28/13(a)	26,000	41,288
Bank of Baroda, JPMorgan Chase Bank, NA, expiring 9/29/14(a)(b)	8,460	104,735
Bank of India, JPMorgan Chase Bank, NA, expiring 9/29/14(a)(b)	19,330	107,282
Canara Bank, Deutsche Bank AG London, expiring 1/17/17(a)	7,060	49,738
Commercial Bank of Qatar QSC/The, Deutsche Bank AG London, expiring 5/26/17(a)	9,490	171,484

DGB Financial Group, Inc., JPMorgan Chase Bank, NA, expiring 6/26/17(a)	10,670	$160,263
First Gulf Bank PJSC, Merrill Lynch Intl & Co., expiring 8/21/12	36,480	137,563
Punjab National Bank, Merrill Lynch Intl & Co., expiring 7/07/15(a)	13,430	177,386
Union Bank of India, Merrill Lynch Intl & Co., expiring 7/07/15(a)	47,470	190,397

		1,140,136

Consumer Finance–0.1%
Muthoot Finance Ltd., Merrill Lynch Intl & Co., expiring 2/21/17(a)	85,790	289,790
Shriram Transport Finance Co., Ltd. Merrill Lynch Intl & Co., expiring 1/22/15(a)(b)	63,842	815,696

		1,105,486

Real Estate Management & Development–0.0%
Emaar Properties PJSC, Merril Lynch International, expiring 10/01/15(a)	68,950	97,806

Thrifts & Mortgage Finance–0.1%
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(b)	113,230	1,714,551

		4,057,979

Information Technology–0.2%
IT Services–0.1%
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 12/14/15(a)	49,824	1,444,463

Semiconductors & Semiconductor Equipment–0.1%
SK Hynix, Inc., Citigroup Global Markets, expiring 1/20/15(a)(b)	52,120	1,370,026

		2,814,489

Materials–0.1%
Chemicals–0.1%
OCI Co., Ltd. Macquarie Bank Ltd., expiring 1/30/15(a)	3,510	502,825
United Phosphorus Ltd., Merrill Lynch Intl & Co., expiring 2/07/17(a)	32,610	70,437

		573,262

18	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Consumer Discretionary–0.0%
Auto Components–0.0%
Apollo Tyres Ltd., Merrill Lynch Intl & Co., expiring 12/30/15(a)	38,320	$58,833

Automobiles–0.0%
Kia Motors Corp., Citigroup Global Markets, expiring 1/20/15(a)(b)	8,320	419,453

		478,286

Industrials–0.0%
Construction & Engineering–0.0%
Larsen & Toubro Ltd., Deutsche Bank AG London, expiring 1/24/17(a)(b)	11,040	278,058
Samsung Engineering Co., Ltd., Macquarie Bank Ltd., expiring 3/02/15(a)	670	77,025

		355,083

Industrial Conglomerates–0.0%
John Keells Holdings PLC, Deutsche Bank AG London, expiring 7/05/19(a)	56,840	110,742

		465,825

Consumer Staples–0.0%
Food & Staples Retailing–0.0%
Olam International Ltd. , expiring 1/29/18(a)	306,509	105,745

Tobacco–0.0%
KT&G Corp., Macquarie Bank Ltd., expiring 1/30/15(a)	2,780	188,513

		294,258

Health Care–0.0%
Pharmaceuticals–0.0%
Sun Pharmaceutical Industries Ltd., Merrill Lynch Intl & Co., expiring 2/02/15(a)	18,640	280,856

Total Warrants (cost $8,506,786)		8,964,955

	Principal Amount (000)	U.S. $ Value

CORPORATES—NON-INVESTMENT GRADES–0.0%
Industrial–0.0%
Consumer Non-Cyclical–00.0%
Olam International Ltd. 6.75%, 1/29/18(b) (cost $563,442)	$592	$559,499

Shares
RIGHTS–0.0%
Consumer Discretionary–0.0%
Hotels ,Restaurants & Leisure–0.0%
William Hill PLC, expiring 4/04/13(a) (cost $0)	19,851	37,402

SHORT-TERM INVESTMENTS–15.0%
Investment Companies–13.0%
AllianceBernstein Fixed-Income Shares, Inc.– Government STIF Portfolio, 0.12%(e) (cost $201,334,113)	201,334,113	201,334,113

	Principal Amount (000)
U.S. Treasury Bills–2.0%
Zero Coupon, 5/09/13(f)	$11,720	11,719,134
Zero Coupon, 6/20/13–9/19/13	18,720	18,713,075
Total U.S. Treasury Bills (cost $30,432,209)		30,432,209

Total Short-Term Investments (cost $231,766,322)		231,766,322

Total Investments—100.2% (cost $1,435,841,859)		1,550,276,245	(g)

Other assets less liabilities—(0.2)%		(3,044,484)

Net Assets—100.0%		$1,547,231,761

2013 Semi-Annual Report	19

Schedule of Investments (continued)

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2013	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
10 Yr Canada Govt Bond Futures	35	June 2013	$4,573,972	$4,651,967	$77,995
10 Yr Japan Govt Bond Futures	62	June 2013	95,521,548	95,804,111	282,563
Australian T-Bond 10 Yr Futures	21	June 2013	2,617,795	2,658,706	40,911
Euro Buxl 30 Yr Bond Futures	60	June 2013	10,265,264	10,418,371	153,107
Euro Stoxx 50 Index Futures	1,367	June 2013	46,311,345	44,753,487	(1,557,858)
FTSE 100 Index Futures	458	June 2013	44,801,769	44,197,115	(604,654)
German Euro Bobl Futures	144	June 2013	23,263,847	23,390,803	126,956
German Euro Bund Futures	147	June 2013	27,083,498	27,414,981	331,483
Hang Seng Index Futures	2	April 2013	288,254	287,483	(771)
Russell 2000 Mini Index Futures	151	June 2013	13,785,518	14,328,390	542,872
S&P 500 E Mini Index Futures	1,324	June 2013	100,914,802	103,450,740	2,535,938
S&P Mid Cap 400 E Mini Index Futures	136	June 2013	15,099,468	15,653,600	554,132
TOPIX Index Futures	569	June 2013	60,114,640	62,772,242	2,657,602
U.S. T-Note 5 Yr Futures	90	June 2013	11,141,167	11,164,922	23,755
UK Long Gilt Bond Futures	121	June 2013	21,248,808	21,838,109	589,301
Ultra Long U.S. T-Bond Futures	16	June 2013	2,486,527	2,521,500	34,973

Sold Contracts
S&P TSE 60 Index Futures	62	June 2013	8,956,835	8,897,337	59,498

					$5,847,803

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	CHF	3,497	USD	3,818	5/15/13	$ 132,489
Barclays Bank PLC Wholesale	GBP	3,218	USD	5,023	5/15/13	134,941
Barclays Bank PLC Wholesale	JPY	792,302	USD	8,490	5/15/13	71,351
Barclays Bank PLC Wholesale	NOK	22,256	USD	3,877	5/15/13	72,491
Barclays Bank PLC Wholesale	USD	2,687	EUR	2,060	5/15/13	(45,262)
Barclays Bank PLC Wholesale	USD	20,801	JPY	1,945,165	5/15/13	(131,599)
Barclays Bank PLC Wholesale	USD	11,422	NOK	63,326	5/15/13	(598,080)
BNP Paribas SA	AUD	11,835	USD	12,177	5/15/13	(106,437)
BNP Paribas SA	JPY	248,374	USD	2,599	5/15/13	(40,338)
BNP Paribas SA	USD	1,715	AUD	1,670	5/15/13	17,836
BNP Paribas SA	USD	1,865	CHF	1,765	5/15/13	(4,491)
BNP Paribas SA	USD	26,915	JPY	2,561,117	5/15/13	299,456
Citibank, NA	GBP	11,967	USD	18,781	5/15/13	601,560
Citibank, NA	USD	3,470	CHF	3,195	5/15/13	(102,351)
Citibank, NA	USD	8,621	GBP	5,493	5/15/13	(276,123)
Citibank, NA	USD	1,842	JPY	174,385	5/15/13	10,635
Credit Suisse London Branch (GFX)	GBP	7,782	USD	11,787	5/15/13	(34,299)
Credit Suisse London Branch (GFX)	NOK	42,924	USD	7,354	5/15/13	16,934
Credit Suisse London Branch (GFX)	SEK	13,626	USD	2,150	5/15/13	60,596
Credit Suisse London Branch (GFX)	USD	9,460	CHF	8,936	5/15/13	(42,226)
Credit Suisse London Branch (GFX)	USD	26,918	GBP	17,747	5/15/13	41,655

20	Sanford C. Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Credit Suisse London Branch (GFX)	USD	4,367	NOK	25,501	5/15/13	$(7,890)
Credit Suisse London Branch (GFX)	USD	11,917	SEK	76,664	5/15/13	(162,707)
Deutsche Bank AG London	AUD	4,717	USD	4,890	5/15/13	(5,239)
Deutsche Bank AG London	EUR	5,065	USD	6,879	5/15/13	384,297
Deutsche Bank AG London	GBP	4,139	USD	6,498	5/15/13	210,153
Deutsche Bank AG London	JPY	896,207	USD	9,745	5/15/13	222,060
Deutsche Bank AG London	USD	9,511	AUD	9,202	5/15/13	39,143
Deutsche Bank AG London	USD	10,912	EUR	8,161	5/15/13	(447,865)
Deutsche Bank AG London	USD	10,595	GBP	6,927	5/15/13	(72,387)
Deutsche Bank AG London	USD	9,190	JPY	842,684	5/15/13	(235,847)
Goldman Sachs Capital Markets LP	CHF	5,068	USD	5,535	5/15/13	193,459
Goldman Sachs Capital Markets LP	USD	3,362	CHF	3,078	5/15/13	(117,495)
Goldman Sachs Capital Markets LP	USD	30,076	EUR	23,205	5/15/13	(322,389)
HSBC BankUSA	CAD	938	USD	939	5/15/13	16,321
HSBC BankUSA	NOK	23,647	USD	4,275	5/15/13	232,825
HSBC BankUSA	USD	4,126	CAD	4,122	5/15/13	(71,722)
HSBC BankUSA	USD	1,600	HKD	12,400	5/15/13	(2,002)
HSBC BankUSA	USD	2,504	NZD	3,017	5/15/13	13,169
Morgan Stanley & Co., Inc.	USD	4,232	EUR	3,170	5/15/13	(167,196)
Royal Bank of Scotland PLC	AUD	6,172	USD	6,321	5/15/13	(85,040)
Royal Bank of Scotland PLC	CHF	5,684	USD	6,197	5/15/13	206,753
Royal Bank of Scotland PLC	EUR	24,093	USD	31,860	5/15/13	967,468
Royal Bank of Scotland PLC	GBP	11,925	USD	18,851	5/15/13	735,269
Royal Bank of Scotland PLC	JPY	2,129,329	USD	23,152	5/15/13	525,723
Royal Bank of Scotland PLC	NZD	2,376	USD	1,948	5/15/13	(34,904)
Royal Bank of Scotland PLC	USD	2,801	EUR	2,165	5/15/13	(25,402)
Royal Bank of Scotland PLC	USD	19,196	GBP	12,668	5/15/13	48,223
Royal Bank of Scotland PLC	USD	4,531	JPY	434,879	5/15/13	90,514
Societe Generale	JPY	271,143	USD	2,909	5/15/13	27,457
Standard Chartered Bank	HKD	79,313	USD	10,230	5/15/13	10,643
Standard Chartered Bank	USD	2,074	HKD	16,097	5/15/13	(212)
State Street Bank & Trust Co.	EUR	2,324	USD	3,106	5/15/13	126,201
State Street Bank & Trust Co.	JPY	28,278	USD	302	5/15/13	1,321
State Street Bank & Trust Co.	USD	23,918	EUR	17,826	5/15/13	(1,061,382)
State Street Bank & Trust Co.	USD	2,626	GBP	1,739	5/15/13	15,419
UBS AG	USD	14,140	EUR	10,635	5/15/13	(504,093)
Westpac Banking Corp.	NZD	5,120	USD	4,313	5/15/13	41,267
Westpac Banking Corp.	USD	23,155	AUD	22,493	5/15/13	190,200
Westpac Banking Corp.	USD	3,739	NZD	4,479	5/15/13	(1,500)

						$1,051,351

2013 Semi-Annual Report	21

Schedule of Investments (continued)

CALL OPTIONS WRITTEN (see Note 3)
Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value

S&P 500 Index (d)	2,245	$1,750.00	December 2013	$1,321,380	$(2,166,425)

CREDIT DEFAULT SWAP CONTRACTS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)

Sale Contracts
Bank of America, NA:
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00%	0.81%		$36,085	$323,773	$96,191	$227,582
iTraxx Europe Series 18 5 Year Index, 12/20/17*	1.00	1.16	EUR	2,360	(20,894)	(10,703)	(10,191)
iTraxx Europe Series 18 5 Year Index, 12/20/17*	1.00	1.16		18,315	(162,150)	(168,211)	6,061
Barclays Bank PLC:
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	0.81		$71,580	642,252	229,576	412,676
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	0.81		36,085	323,773	80,849	242,924
Deutsche Bank AG:
CDX-NAHY Series 19 5 Year Index, 12/20/17*	5.00	3.97		39,420	1,716,412	371,569	1,344,843
Goldman Sachs International:
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	0.81		3,150	28,263	28,875	(612)
JPMorgan Chase Bank, NA:
iTraxx Europe Series 18 5 Year Index, 12/20/17*	1.00	1.16	EUR	18,315	(162,150)	(172,254)	10,104
iTraxx XOVER Series18 5 Year Index, 12/20/17*	5.00	4.19		7,700	335,850	152,592	183,258
iTraxx Europe Series 18 5 Year Index, 12/20/17*	1.00	1.16		36,920	(326,867)	(329,334)	2,467

					$2,698,262	$279,150	$2,419,112

*	Termination date

TOTAL RETURN SWAP CONTRACTS (See Note 3)
Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)

Receive Total Return on Reference Index
Receive	MSCI Emerging Markets Index	42,477	0.65%	$17,725	12/23/13	UBS AG	$(152,896)

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2013, the aggregate market value of these securities amounted to $10,896,348 or 0.7% of net assets.
(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $47,658,464.
(d)	One contract relates to 100 shares.
(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.
(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $708,948.
(g)	On March 29, 2013, the Fund and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The Fund valued its foreign securities using the closing market prices from the respective foreign markets as of March 28, 2013 for financial reporting purposes.

22	Sanford C. Bernstein Fund, Inc.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

CDX-NAHY—North American High Yield Credit Default Swap Index CDX-NAIG—North American Investment Grade Credit Default Swap Index EAFE—Europe, Australia, and Far East

FTSE—Financial Times Stock Exchange

GDR—Global Depositary Receipt

GFX—Global Foreign Exchange

JSC—Joint Stock Company

MSCI—Morgan Stanley Capital International

NVDR—Non Voting Depositary Receipt

OJSC—Open Joint Stock Company

PJSC—Public Joint Stock Company

REG—Registered Shares

REIT—Real Estate Investment Trust

SCPA—Società Consortile per Azioni

TOPIX—Tokyo Price Index

TSE—Tokyo Stock Exchange

See notes to financial statements.

2013 Semi-Annual Report	23

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay A Portfolio

March 31, 2013 (Unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–72.9%
Financials–13.1%
Capital Markets–1.3%
Affiliated Managers Group, Inc.(a)	47,650	$7,317,611
Credit Suisse Group AG(a)	167,160	4,396,428
Credit Suisse/Nassau	143,990	293,322
Deutsche Bank AG (REG)	41,080	1,606,076
E*Trade Financial Corp.(a)	32,620	349,360
Goldman Sachs Group, Inc. (The)	85,200	12,537,180
Lazard Ltd.–Class A	16,420	560,415
Legg Mason, Inc.	14,140	454,601
Macquarie Group Ltd.	130,710	5,084,849
Stifel Financial Corp.(a)	12,490	433,028
UBS AG(a)	448,853	6,902,103

		39,934,973

Commercial Banks–4.4%
Associated Banc–Corp	32,390	492,004
Banco do Brasil SA	366,700	4,981,277
Banco Santander Brasil SA/Brazil (ADR)	65,750	477,345
Bangkok Bank PCL (NVDR)	125,400	954,223
Bank Mandiri Persero Tbk PT	975,500	1,007,516
Barclays PLC	432,090	1,922,482
CapitalSource, Inc.	48,300	464,646
China Construction Bank Corp.–Class H	1,733,000	1,420,573
CIT Group, Inc.(a)	472,800	20,557,344
Comerica, Inc.	16,060	577,357
Credicorp Ltd.	6,630	1,100,911
First Niagara Financial Group, Inc.	58,290	516,449
First Republic Bank/CA	7,680	296,602
Grupo Financiero Banorte SAB de CV–Class O	124,551	998,409
Grupo Financiero Santander Mexico SAB de CV (ADR)(a)	43,050	664,262
Hang Seng Bank Ltd.	98,000	1,572,072
HDFC Bank Ltd. (ADR)	18,460	690,773
HSBC Holdings PLC	837,049	8,930,958
Huntington Bancshares, Inc./OH	86,700	640,713
Iberiabank Corp.	9,380	469,188
Industrial & Commercial Bank of China Ltd.–Class H	2,039,000	1,434,022
Itausa–Investimentos Itau SA (Preference Shares)	182,700	953,846
KB Financial Group, Inc.	15,920	531,827
KB Financial Group, Inc. (ADR)	96,620	3,192,325
Komercni Banka AS	1,440	274,731
Lloyds Banking Group PLC(a)	2,238,270	1,667,773
Mitsubishi UFJ Financial Group, Inc.	904,900	5,459,473
National Australia Bank Ltd.	139,460	4,499,838
Popular, Inc.(a)	23,040	636,134
Resona Holdings, Inc.	274,300	1,448,330
Sberbank of Russia (Sponsored ADR)(b)	275,933	3,518,145

Seven Bank Ltd.	722,600	$2,326,691
Signature Bank/New York NY(a)	6,890	542,656
Societe Generale SA(a)	146,991	4,839,384
State Bank of India (Sponsored GDR)(c)	5,470	455,925
Sumitomo Mitsui Financial Group, Inc.	87,400	3,585,570
Susquehanna Bancshares, Inc.	40,070	498,070
SVB Financial Group(a)	6,880	488,067
Turkiye Halk Bankasi AS	71,880	768,769
Unione di Banche Italiane SCPA	421,020	1,559,586
US Bancorp	471,500	15,997,995
Webster Financial Corp.	11,160	270,742
Wells Fargo & Co.	756,800	27,994,032
Westpac Banking Corp.	43,090	1,386,706
Zions Bancorporation	28,580	714,214

		133,779,955

Consumer Finance–0.5%
AEON Financial Service Co., Ltd.	61,500	1,744,546
Discover Financial Services	287,200	12,878,048

		14,622,594

Diversified Financial Services–2.9%
Bank of America Corp.	1,865,700	22,724,226
BM&FBovespa SA	18,100	122,174
Citigroup, Inc.	561,800	24,854,032
IG Group Holdings PLC	475,019	3,863,276
ING Groep NV(a)	641,900	4,618,754
IntercontinentalExchange, Inc.(a)	137,600	22,438,432
JPMorgan Chase & Co.	193,200	9,169,272
ORIX Corp.	197,100	2,516,565

		90,306,731

Insurance–3.0%
Admiral Group PLC	271,980	5,518,527
Aegon NV	531,966	3,212,044
AIA Group Ltd.	1,553,800	6,811,541
Allianz SE	3,590	489,397
Aspen Insurance Holdings Ltd.	17,800	686,724
Berkshire Hathaway, Inc.(a)	104,500	10,888,900
Chubb Corp. (The)	104,200	9,120,626
Everest Re Group Ltd.	136,500	17,725,890
Fidelity National Financial, Inc.–Class A	460,960	11,630,021
Gjensidige Forsikring ASA	101,610	1,681,395
Insurance Australia Group Ltd.	102,629	612,250
Lancashire Holdings Ltd.	220,376	2,723,011
PartnerRe Ltd.	111,000	10,335,210
Platinum Underwriters Holdings Ltd.	11,060	617,259
Prudential PLC	386,250	6,273,290
Reinsurance Group of America, Inc.–Class A	6,890	411,126
Suncorp Group Ltd.	167,740	2,070,183
Topdanmark A/S(a)	51,500	1,235,337
Torchmark Corp.	9,690	579,462
Unum Group	19,670	555,677
Validus Holdings Ltd.	15,000	560,550

		93,738,420

Real Estate Investment Trusts (REITs)–0.2%
American Realty Capital Properties, Inc.	29,090	427,041
BioMed Realty Trust, Inc.	25,910	559,656

24	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Camden Property Trust	4,410	$302,879
Glimcher Realty Trust	23,590	273,644
Mexico Real Estate Management SA de CV(a)	581,150	1,293,907
Mid-America Apartment Communities, Inc.	4,470	308,698
Plum Creek Timber Co., Inc.	10,920	570,024
RLJ Lodging Trust	29,160	663,682
Stockland	560,980	2,140,906

		6,540,437

Real Estate Management & Development–0.8%
BR Malls Participacoes SA	28,600	356,093
China Overseas Land & Investment Ltd.	216,000	598,783
Country Garden Holdings Co., Ltd.(a)	1,224,000	607,412
Daiwa House Industry Co., Ltd.	63,000	1,232,187
Evergrande Real Estate Group Ltd.	4,623,000	1,867,471
Global Logistic Properties Ltd.	3,753,000	7,970,121
Hang Lung Properties Ltd.	2,142,000	8,033,170
KWG Property Holding Ltd.	300,000	188,883
LPN Development PCL	207,400	178,824
LPS Brasil Consultoria de Imoveis SA	11,100	197,144
Mitsubishi Estate Co., Ltd.	47,000	1,331,387
Realogy Holdings Corp.(a)	6,570	320,879
Shimao Property Holdings Ltd.	147,500	285,155
Supalai PCL	203,700	144,680

		23,312,189

		402,235,299

Information Technology–12.1%
Communications Equipment–0.8%
Aruba Networks, Inc.(a)	24,170	597,966
Ciena Corp.(a)	26,776	428,684
Cisco Systems, Inc.	718,500	15,023,835
F5 Networks, Inc.(a)	96,500	8,596,220
Harris Corp.	7,170	332,258
JDS Uniphase Corp.(a)	39,550	528,783
Palo Alto Networks, Inc.(a)	2,630	148,858

		25,656,604

Computers & Peripherals–2.2%
Apple, Inc.(d)	80,600	35,675,978
Fujitsu Ltd.	604,000	2,523,238
Hewlett-Packard Co.	1,127,400	26,877,216
Lite-On Technology Corp.(a)	216,000	351,356
Wistron Corp.(a)	687,000	753,946

		66,181,734

Electronic Equipment, Instruments & Components–0.4%
Anixter International, Inc.	6,150	430,008
Arrow Electronics, Inc.(a)	13,840	562,181
AU Optronics Corp. (Sponsored ADR)(a)	80,040	344,172
Avnet, Inc.(a)	16,030	580,286
Flextronics International Ltd.(a)	41,190	278,444
Hon Hai Precision Industry Co., Ltd.	437,000	1,216,178
Ingram Micro, Inc.–Class A(a)	18,190	357,979
Innolux Corp.(a)	498,000	308,526
Insight Enterprises, Inc.(a)	24,980	515,088

Jabil Circuit, Inc.	26,540	$490,459
Ju Teng International Holdings Ltd.	246,000	155,207
LG Display Co., Ltd.(a)	2,120	61,994
LG Display Co., Ltd. (ADR)(a)	296,561	4,326,825
TTM Technologies, Inc.(a)	41,000	311,600
Vishay Intertechnology, Inc.(a)	51,740	704,181

		10,643,128

Internet Software & Services–1.9%
Baidu, Inc. (Sponsored ADR)(a) (b)	37,566	3,294,538
CoStar Group, Inc.(a)	6,330	692,882
eBay, Inc.(a)	280,600	15,214,132
Google, Inc.–Class A(a)	33,600	26,679,408
LinkedIn Corp.(a)	53,700	9,454,422
Mail.ru Group Ltd. (GDR)(c)	7,040	195,008
Telecity Group PLC	193,673	2,664,466
Tencent Holdings Ltd.	22,800	729,249

		58,924,105

IT Services–3.1%
Amdocs Ltd.	213,140	7,726,325
Cognizant Technology Solutions Corp.–Class A(a)	265,500	20,339,955
Convergys Corp.	23,700	403,611
Fidelity National Information Services, Inc.	277,100	10,978,702
Fiserv, Inc.(a)	116,200	10,205,846
International Business Machines Corp.	112,700	24,038,910
MAXIMUS, Inc.	5,520	441,434
Sonda SA	212,010	741,023
Visa, Inc.–Class A	117,700	19,990,168

		94,865,974

Semiconductors & Semiconductor Equipment–1.5%
Advanced Semiconductor Engineering, Inc.	1,165,000	953,508
Amkor Technology, Inc.(a)	34,095	136,380
Applied Materials, Inc.	1,121,400	15,116,472
Cavium, Inc.(a)	13,650	529,756
Cree, Inc.(a)	9,509	520,237
Entegris, Inc.(a)	55,150	543,779
Fairchild Semiconductor International, Inc.(a)	37,490	530,109
King Yuan Electronics Co., Ltd.(a)	149,000	101,224
Lam Research Corp.(a)	13,170	546,028
MEMC Electronic Materials, Inc.(a)	73,580	323,752
Micron Technology, Inc.(a)	1,220,370	12,179,293
MKS Instruments, Inc.	13,110	356,592
Samsung Electronics Co., Ltd. (GDR)(c)	15,570	6,117,347
Samsung Electronics Co., Ltd. (GDR) (London)(c)	4,160	2,801,877
Sumco Corp.	157,400	1,791,104
Taiwan Semiconductor Manufacturing Co., Ltd.(a)	481,000	1,610,992
Teradyne, Inc.(a)	21,880	354,894
Tokyo Electron Ltd.	46,500	1,983,889
Veeco Instruments, Inc.(a)	10,324	395,719

		46,892,952

Software–2.2%
ANSYS, Inc.(a)	150,340	12,240,683
Aspen Technology, Inc.(a)	15,722	507,663
Aveva Group PLC	7,754	267,376
Cadence Design Systems, Inc.(a)	51,350	715,306

2013 Semi-Annual Report	25

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Citrix Systems, Inc.(a)	215,400	$15,543,264
Fortinet, Inc.(a)	17,710	419,373
Intuit, Inc.	276,500	18,152,225
Microsoft Corp.	366,700	10,491,287
Nintendo Co., Ltd.	8,600	929,639
Oracle Corp. Japan	28,800	1,299,322
SAP AG	36,560	2,940,420
ServiceNow, Inc.(a)	15,809	572,286
SolarWinds, Inc.(a)	9,433	557,490
TIBCO Software, Inc.(a)	177,600	3,591,072
Workday, Inc.(a)	1,356	83,570

		68,310,976

		371,475,473

Consumer Discretionary–11.6%
Auto Components–0.4%
Cie Generale des Etablissements Michelin– Class B	46,090	3,861,452
Dana Holding Corp.	32,330	576,444
GKN PLC	557,650	2,247,242
Lear Corp.	9,950	545,957
Nokian Renkaat Oyj	26,880	1,199,209
TRW Automotive Holdings Corp.(a)	10,880	598,400
Valeo SA	87,050	4,716,703
Xingda International Holdings Ltd.	206,000	68,392

		13,813,799

Automobiles–1.5%
Ford Motor Co.	1,330,500	17,496,075
Harley-Davidson, Inc.	191,900	10,228,270
Honda Motor Co., Ltd.	107,200	4,128,321
Hyundai Motor Co. (GDR)(c)	10,260	359,202
Mazda Motor Corp.(a)	663,000	1,950,187
Nissan Motor Co., Ltd.	254,400	2,467,788
Tata Motors Ltd. (Sponsored ADR)	14,170	345,890
Toyota Motor Corp.	107,900	5,563,946
Volkswagen AG (Preference Shares)	25,166	5,012,369

		47,552,048

Distributors–0.2%
Dah Chong Hong Holdings Ltd.	579,000	548,908
Li & Fung Ltd.	3,084,000	4,263,269
LKQ Corp.(a)	30,730	668,685

		5,480,862

Diversified Consumer Services–0.2%
Anhanguera Educacional Participacoes SA	92,100	1,485,814
Estacio Participacoes SA	132,400	2,876,338
K12, Inc.(a)	24,770	597,205

		4,959,357

Hotels, Restaurants & Leisure–1.9%
Ajisen China Holdings Ltd.	319,000	253,463
Chipotle Mexican Grill, Inc.–Class A(a)	20,050	6,533,694
McDonald’s Corp.	105,700	10,537,233
Melco Crown Entertainment Ltd. (ADR)(a)	132,280	3,087,416

MGM China Holdings Ltd.	147,200	$317,535
MGM Resorts International(a)	206,010	2,709,032
Norwegian Cruise Line Holdings Ltd.(a)	18,989	563,024
Orient-Express Hotels Ltd.–Class A(a)	36,242	357,346
Panera Bread Co.–Class A(a)	3,720	614,693
Royal Caribbean Cruises Ltd.	14,460	480,361
Sands China Ltd.	1,064,000	5,536,460
Sodexo	77,250	7,200,669
Starbucks Corp.	271,700	15,476,032
Tatts Group Ltd.	499,650	1,652,358
Whitbread PLC	38,539	1,507,380
William Hill PLC	227,120	1,278,121
Yum! Brands, Inc.	9,910	712,925

		58,817,742

Household Durables–0.4%
Brookfield Incorporacoes SA	237,500	295,002
Meritage Homes Corp.(a)	12,820	600,745
MRV Engenharia e Participacoes SA	19,400	80,548
Newell Rubbermaid, Inc.	11,030	287,883
NVR, Inc.(a)	510	550,856
PulteGroup, Inc.(a)	459,180	9,293,803
Rossi Residencial SA	112,600	171,623
Sony Corp.	77,900	1,355,527

		12,635,987

Internet & Catalog Retail–0.5%
Amazon.com, Inc.(a)	52,000	13,857,480
Ctrip.com International Ltd. (ADR)(a)	6,400	136,832
NetFlix, Inc.(a)	1,790	339,044
Shutterfly, Inc.(a)	4,579	202,254

		14,535,610

Media–3.3%
British Sky Broadcasting Group PLC	211,560	2,843,552
Cineplex, Inc.	16,740	568,189
Comcast Corp.–Class A	362,100	15,211,821
Gannett Co., Inc.	13,050	285,403
Kabel Deutschland Holding AG	6,750	623,181
Liberty Media Corp.(a)	65,700	7,334,091
Naspers Ltd.	33,725	2,101,271
National CineMedia, Inc.	29,120	459,514
Pandora Media, Inc.(a)	25,400	359,664
Reed Elsevier PLC	148,190	1,763,104
Regal Entertainment Group–Class A	35,240	587,451
Starz–Liberty Capital(a)	65,700	1,455,255
Television Broadcasts Ltd.	116,000	879,232
Thomson Reuters Corp.	54,010	1,752,394
Time Warner Cable, Inc.–Class A	121,200	11,642,472
Time Warner, Inc.	280,000	16,133,600
Viacom, Inc.–Class B	221,400	13,631,598
Walt Disney Co. (The)	361,500	20,533,200
Wolters Kluwer NV	118,580	2,591,198

		100,756,190

Multiline Retail–0.7%
Don Quijote Co., Ltd.	26,400	1,170,992
El Puerto de Liverpool SAB de CV	44,810	550,173

26	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Golden Eagle Retail Group Ltd.	314,000	$568,283
Macy’s, Inc.	350,000	14,644,000
Myer Holdings Ltd.	395,880	1,219,885
Next PLC	26,960	1,791,123
SACI Falabella(a)	48,800	589,348

		20,533,804

Specialty Retail–2.1%
Belle International Holdings Ltd.	1,291,000	2,163,767
CarMax, Inc.(a)	13,250	552,525
Chow Tai Fook Jewellery Group Ltd.	282,930	385,955
Dick’s Sporting Goods, Inc.	10,950	517,935
Five Below, Inc.(a)	9,786	370,792
Francesca’s Holdings Corp.(a)	22,940	657,460
GameStop Corp.–Class A	167,300	4,679,381
Home Depot, Inc. (The)	310,000	21,631,800
Indomobil Sukses Internasional Tbk PT	752,500	427,317
Lumber Liquidators Holdings, Inc.(a)	9,400	660,068
Men’s Wearhouse, Inc. (The)	20,590	688,118
Mr. Price Group Ltd.	37,320	474,696
Nitori Holdings Co., Ltd.	27,300	2,107,742
Office Depot, Inc.(a)	123,570	485,630
PetSmart, Inc.	131,400	8,159,940
Shimamura Co., Ltd.	9,300	1,087,335
TJX Cos., Inc.	312,400	14,604,700
Tractor Supply Co.	4,770	496,700
Ulta Salon Cosmetics & Fragrance, Inc.	1,985	161,123
Vitamin Shoppe, Inc.(a)	7,642	373,312
Yamada Denki Co., Ltd.	81,450	3,736,972
Zhongsheng Group Holdings Ltd.	404,000	490,598

		64,913,866

Textiles, Apparel & Luxury Goods–0.4%
Alpargatas SA (Preference Shares)	25,000	168,254
Cie Financiere Richemont SA	62,510	4,921,516
Cie Financiere Richemont SA	121,700	959,284
Daphne International Holdings Ltd.	282,000	355,461
Jones Group, Inc. (The)	53,400	679,248
LVMH Moet Hennessy Louis Vuitton SA	11,100	1,907,090
PVH Corp.	3,537	377,787
Samsonite International SA	396,400	993,743
Shenzhou International Group Holdings Ltd.	129,000	363,970
Tumi Holdings, Inc.(a)	5,727	119,923

		10,846,276

		354,845,541

Health Care–9.1%
Biotechnology–1.6%
Actelion Ltd.(a)	63,290	3,441,439
Amgen, Inc.	109,800	11,255,598
Ariad Pharmaceuticals, Inc.(a)	11,478	207,637
Biogen Idec, Inc.(a)(d)	125,292	24,170,080
BioMarin Pharmaceutical, Inc.(a)	7,280	453,253
Celgene Corp.(a)	47,000	5,447,770
Cubist Pharmaceuticals, Inc.(a)	6,890	322,590

Onyx Pharmaceuticals, Inc.(a)	8,000	$710,880
Vertex Pharmaceuticals, Inc.(a)	80,000	4,398,400

		50,407,647

Health Care Equipment & Supplies–2.0%
Align Technology, Inc.(a)	2,280	76,403
Becton Dickinson and Co.	167,800	16,043,358
Cochlear Ltd.	11,100	788,540
Coloplast A/S	23,010	1,239,879
HeartWare International, Inc.(a)	4,535	401,030
IDEXX Laboratories, Inc.(a)	128,500	11,872,115
Intuitive Surgical, Inc.(a)	28,200	13,851,558
Medtronic, Inc.	338,500	15,895,960
Sirona Dental Systems, Inc.(a)	7,830	577,306
Volcano Corp.(a)	7,315	162,832

		60,908,981

Health Care Providers & Services–1.8%
Acadia Healthcare Co., Inc.(a)	18,661	548,447
Catamaran Corp.(a)	12,640	670,299
Health Net, Inc./CA(a)	164,880	4,718,866
LifePoint Hospitals, Inc.(a)	12,510	606,235
McKesson Corp.(d)	54,400	5,873,024
Mednax, Inc.(a)	6,400	573,632
Odontoprev SA	38,400	175,776
Patterson Cos., Inc.	103,000	3,918,120
Shanghai Pharmaceuticals Holding Co., Ltd.–Class H	65,600	143,860
Sonic Healthcare Ltd.	84,577	1,230,665
Suzuken Co., Ltd./Aichi Japan	35,400	1,285,116
UnitedHealth Group, Inc.	127,000	7,265,670
Universal Health Services, Inc.–Class B	11,520	735,782
WellCare Health Plans, Inc.(a)	4,878	282,729
WellPoint, Inc.(d)	416,000	27,551,680

		55,579,901

Life Sciences Tools & Services–0.2%
Eurofins Scientific	18,960	3,986,320
ICON PLC(a)	15,095	487,417

		4,473,737

Pharmaceuticals–3.5%
Akorn, Inc.(a)	29,193	403,739
Aspen Pharmacare Holdings Ltd.(a)	22,760	473,070
AstraZeneca PLC	95,030	4,766,773
AstraZeneca PLC (Sponsored ADR)	144,600	7,227,108
GlaxoSmithKline PLC	246,940	5,782,602
Jazz Pharmaceuticals PLC(a)	7,080	395,843
Johnson & Johnson	290,600	23,692,618
Merck & Co., Inc.	176,300	7,797,749
Novartis AG	42,750	3,046,874
Orion Oyj	66,430	1,747,982
Pfizer, Inc.(d)	1,397,500	40,331,850
Pharmstandard OJSC (GDR)(a)(c)	19,560	403,914
Richter Gedeon Nyrt	3,150	440,998
Roche Holding AG	40,760	9,502,093
Sanofi	19,060	1,943,840

		107,957,053

		279,327,319

2013 Semi-Annual Report	27

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Consumer Staples–8.5%
Beverages–0.3%
Anheuser–Busch InBev NV	31,540	$3,135,624
Asahi Group Holdings Ltd.	90,400	2,161,699
Cia Cervecerias Unidas SA	34,280	569,582
Constellation Brands, Inc.–Class A(a)	5,190	247,252
Heineken Holding NV	24,030	1,541,875

		7,656,032

Food & Staples Retailing–2.6%
Bizim Toptan Satis Magazalari AS	10,622	181,619
Brazil Pharma SA	36,600	258,097
Jeronimo Martins SGPS SA	264,970	5,161,012
Koninklijke Ahold NV	216,890	3,324,986
Kroger Co. (The)	1,021,100	33,839,254
Lawson, Inc.	11,800	906,023
Magnit OJSC (Sponsored GDR)(c)	24,760	1,117,914
Olam International Ltd.	3,683,183	5,127,531
Safeway, Inc.	318,600	8,395,110
Shoppers Drug Mart Corp.	25,440	1,088,622
Shoprite Holdings Ltd.	12,300	244,671
Sugi Holdings Co., Ltd.	32,700	1,166,655
Tsuruha Holdings, Inc.	8,900	869,332
Wal-Mart Stores, Inc.	214,100	16,021,103
WM Morrison Supermarkets PLC	485,980	2,042,719

		79,744,648

Food Products– 2.5%
AVI Ltd.	129,130	754,252
Campbell Soup Co.	229,200	10,396,512
ConAgra Foods, Inc.	508,300	18,202,223
Dole Food Co., Inc.(a)	33,650	366,785
Green Mountain Coffee Roasters, Inc.(a)	12,140	689,066
Gruma SAB de CV(a)	28,350	125,368
JM Smucker Co. (The)	153,700	15,240,892
Kraft Foods Group, Inc.	274,700	14,155,291
MHP SA (GDR)(a) (c)	31,150	552,913
NongShim Co., Ltd.	990	274,252
Tyson Foods, Inc.–Class A(d)	343,590	8,527,904
Unilever PLC	189,291	8,006,464

		77,291,922

Household Products–0.4%
Henkel AG & Co. KGaA	57,650	4,556,689
Kimberly–Clark de Mexico SAB de CV	184,130	642,516
Procter & Gamble Co. (The)	59,100	4,554,246
Reckitt Benckiser Group PLC	36,962	2,653,781

		12,407,232

Tobacco–2.7%
Altria Group, Inc.(d)	673,900	23,175,421
British American Tobacco PLC	250,229	13,417,905
Gudang Garam Tbk PT	74,000	373,600
Imperial Tobacco Group PLC	89,220	3,120,492
Japan Tobacco, Inc.	235,500	7,533,053
Lorillard, Inc.	55,500	2,239,425
Philip Morris International, Inc.	279,600	25,921,716

Reynolds American, Inc.	182,500	$8,119,425

		83,901,037

		261,000,871

Industrials–6.8%
Aerospace & Defense–1.1%
European Aeronautic Defence and Space Co. NV	75,018	3,823,548
Hexcel Corp.(a)	24,120	699,721
Precision Castparts Corp.	129,100	24,479,942
QinetiQ Group PLC	192,970	609,119
Safran SA	65,490	2,922,895
TransDigm Group, Inc.	4,010	613,209

		33,148,434

Air Freight & Logistics–0.0%
Expeditors International of Washington, Inc.	11,840	422,806

Airlines–0.4%
Delta Air Lines, Inc.(a)	380,100	6,275,451
Japan Airlines Co., Ltd.	44,700	2,082,217
Qantas Airways Ltd.(a)	1,165,190	2,172,564
Turk Hava Yollari(a)	165,250	676,192

		11,206,424

Building Products–0.1%
Asahi Glass Co., Ltd.	302,000	2,103,538
Fortune Brands Home & Security, Inc.(a)	19,080	714,165
Simpson Manufacturing Co., Inc.	4,894	149,805

		2,967,508

Commercial Services & Supplies–0.3%
Aggreko PLC	32,621	885,347
Avery Dennison Corp.	9,440	406,581
Edenred	46,392	1,520,424
Steelcase, Inc.	36,110	531,900
Stericycle, Inc.(a)	60,187	6,390,656

		9,734,908

Construction & Engineering–0.1%
COMSYS Holdings Corp.	176,100	2,141,021
Granite Construction, Inc.	9,080	289,107
Tutor Perini Corp.(a)	26,210	505,853

		2,935,981

Electrical Equipment–0.9%
AMETEK, Inc.	106,931	4,636,528
Eaton Corp. PLC	270,000	16,537,500
EnerSys, Inc.(a)	11,990	546,504
General Cable Corp.(a)	17,400	637,362
Sumitomo Electric Industries Ltd.	330,200	4,062,804

		26,420,698

Industrial Conglomerates–1.2%
Bidvest Group Ltd.	19,770	521,137
Carlisle Cos., Inc.	8,300	562,657
Danaher Corp.	317,600	19,738,840

28	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

General Electric Co.(d)	595,300	$13,763,336
SM Investments Corp.	5,050	138,220

		34,724,190

Machinery–0.7%
Actuant Corp.–Class A	13,970	427,761
Chart Industries, Inc.(a)	6,280	502,463
FANUC Corp.	14,300	2,201,778
IDEX Corp.	10,080	538,474
Illinois Tool Works, Inc.	174,500	10,634,030
Joy Global, Inc.	8,640	514,253
Kennametal, Inc.	10,890	425,146
Komatsu Ltd.	79,100	1,891,855
Lincoln Electric Holdings, Inc.	12,790	692,962
Middleby Corp.(a)	3,890	591,863
Terex Corp.(a)	18,490	636,426
Timken Co.	11,990	678,394
Valmont Industries, Inc.	4,430	696,706

		20,432,111

Marine–0.0%
Kirby Corp.(a)	9,900	760,320

Professional Services–0.9%
Advisory Board Co. (The)(a)	10,450	548,834
Bureau Veritas SA	46,791	5,825,198
Capita PLC	602,330	8,233,474
Intertek Group PLC	167,870	8,674,249
Qualicorp SA(a)	12,300	123,624
Robert Half International, Inc.	20,780	779,873
SGS SA	1,623	3,983,468

		28,168,720

Road & Rail–0.8%
Con-way, Inc.	16,570	583,430
Genesee & Wyoming, Inc.–Class A(a)	7,907	736,221
Globaltrans Investment PLC (Sponsored GDR)(c)	27,734	437,642
Localiza Rent a Car SA	34,500	616,331
Tokyu Corp.	203,000	1,501,701
Union Pacific Corp.	149,500	21,290,295

		25,165,620

Trading Companies & Distributors–0.3%
Aircastle Ltd.	35,910	491,249
Mitsubishi Corp.	132,800	2,501,137
MSC Industrial Direct Co., Inc.–Class A	4,960	425,469
United Rentals, Inc.(a)	14,020	770,679
WW Grainger, Inc.	25,000	5,624,500

		9,813,034

Transportation Infrastructure–0.0%
Jiangsu Expressway Co., Ltd.	482,000	485,150

		206,385,904

Energy–6.7%
Energy Equipment & Services–1.8%
AMEC PLC	57,168	918,699
Bristow Group, Inc.	8,420	555,215

Diamond Offshore Drilling, Inc.	192,000	$13,355,520
FMC Technologies, Inc.(a)	6,675	363,053
Helix Energy Solutions Group, Inc.(a)	23,510	537,909
Helmerich & Payne, Inc.	8,230	499,561
National Oilwell Varco, Inc.	155,500	11,001,625
Oceaneering International, Inc.	8,480	563,157
Oil States International, Inc.(a)	5,980	487,789
Schlumberger Ltd.(d)	270,500	20,257,745
Seadrill Ltd.	81,214	2,959,710
Technip SA	32,410	3,324,290

		54,824,273

Oil, Gas & Consumable Fuels–4.9%
Afren PLC(a)	159,630	345,025
Banpu PCL	27,000	347,584
BP PLC	799,920	5,625,038
Cabot Oil & Gas Corp.	5,400	365,094
Chevron Corp.	99,700	11,846,354
China Petroleum & Chemical Corp.–Class H	1,108,000	1,299,358
Cimarex Energy Co.	9,220	695,557
Concho Resources, Inc.(a)	3,530	343,928
Ecopetrol SA (Sponsored ADR)	13,740	749,105
ENI SpA	106,770	2,390,409
EOG Resources, Inc.	44,100	5,647,887
Exxon Mobil Corp.	401,700	36,197,187
Gazprom OAO (Sponsored ADR)	411,520	3,497,920
KazMunaiGas Exploration Production JSC (GDR)(c)	18,690	355,110
Kinder Morgan, Inc./DE	434,900	16,821,932
LUKOIL OAO (London) (Sponsored ADR)	27,650	1,783,425
Marathon Petroleum Corp.	161,600	14,479,360
Noble Energy, Inc.(d)	156,500	18,100,790
NovaTek OAO (Sponsored GDR)(c)	9,300	1,002,171
Petroleo Brasileiro SA (Sponsored ADR)	301,820	5,478,033
PTT PCL	54,300	600,758
Royal Dutch Shell PLC–Class B	27,380	910,523
SM Energy Co.	6,230	368,941
Statoil ASA	118,120	2,883,655
Stone Energy Corp.(a)	12,980	282,315
Teekay Corp.	7,380	265,385
Ultrapar Participacoes SA	21,000	531,040
Valero Energy Corp.	390,900	17,782,041

		150,995,925

		205,820,198

Materials–2.8%
Chemicals–2.0%
Chemtura Corp.(a)	22,940	495,733
EMS-Chemie Holding AG	6,230	1,875,962
Filtrona PLC	307,517	3,409,663
Huntsman Corp.	21,310	396,153
Koninklijke DSM NV	60,581	3,530,229
LyondellBasell Industries NV	237,600	15,037,704
Monsanto Co.	155,060	16,378,988
Nippon Shokubai Co., Ltd.	111,000	979,362
PolyOne Corp.	18,470	450,853

2013 Semi-Annual Report	29

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Sherwin-Williams Co. (The)	105,425	$17,805,228
Teijin Ltd.	427,000	990,722

		61,350,597

Construction Materials–0.0%
China National Building Material Co., Ltd.–Class H	374,000	473,410
China Shanshui Cement Group Ltd.	213,000	122,637
Grasim Industries Ltd. (GDR)(c)	4,654	240,903
Semen Indonesia Persero Tbk PT	154,500	282,220
West China Cement Ltd.	1,078,000	178,530

		1,297,700

Metals & Mining–0.8%
Anglo American PLC	101,080	2,610,207
Antofagasta PLC	23,630	354,710
BHP Billiton PLC	148,291	4,318,486
Cliffs Natural Resources, Inc.	9,200	174,892
Commercial Metals Co.	36,470	578,049
Dowa Holdings Co., Ltd.	119,000	934,757
KGHM Polska Miedz SA	29,430	1,426,312
Korea Zinc Co., Ltd.	690	221,040
Koza Altin Isletmeleri AS	33,700	788,186
MMC Norilsk Nickel OJSC (ADR)	177,510	2,998,144
Reliance Steel & Aluminum Co.	7,610	541,604
Rio Tinto PLC	71,100	3,348,842
Steel Dynamics, Inc.	38,910	617,502
Vale SA (Sponsored ADR)	266,770	4,409,708
Vale SA (Sponsored ADR)–Class B	30,080	520,083

		23,842,522

		86,490,819

Telecommunication Services–1.6%
Diversified Telecommunication Services–1.3%
AT&T, Inc.(d)	247,100	9,066,099
Nippon Telegraph & Telephone Corp.	108,500	4,737,063
Swisscom AG	6,960	3,223,369
TalkTalk Telecom Group PLC	142,890	591,419
TDC A/S	258,013	1,985,898
Telenor ASA	139,230	3,065,577
Telstra Corp., Ltd.	471,287	2,216,041
tw telecom, Inc.(a)	7,590	191,192
Verizon Communications, Inc.	256,000	12,582,400
Vivendi SA	110,771	2,291,634

		39,950,692

Wireless Telecommunication Services–0.3%
America Movil SAB de CV Series L (ADR)	15,748	330,078
China Mobile Ltd.	36,000	381,598
Rogers Communications, Inc.	16,110	822,905
SK Telecom Co., Ltd.	2,270	368,898
StarHub Ltd.	354,000	1,244,449
Turkcell Iletisim Hizmetleri AS(a)	19,190	128,607
Vodafone Group PLC	2,178,220	6,181,092

		9,457,627

		49,408,319

Utilities–0.6%
Electric Utilities–0.4%
CLP Holdings Ltd.	217,500	$1,906,685
EDP–Energias de Portugal SA	699,890	2,156,822
Electricite de France SA	196,780	3,774,723
Light SA	37,800	374,119
NV Energy, Inc.	26,550	531,797
PNM Resources, Inc.	22,180	516,572
Power Assets Holdings Ltd.	277,000	2,614,362

		11,875,080

Gas Utilities–0.0%
Atmos Energy Corp.	11,260	480,689
UGI Corp.	13,410	514,810

		995,499

Independent Power Producers & Energy Traders–0.1%
APR Energy PLC	200,563	2,571,078
Huaneng Power International, Inc.–Class H	522,000	554,528

		3,125,606

Multi-Utilities–0.1%
National Grid PLC	181,900	2,113,634

Water Utilities–0.0%
Cia de Saneamento Basico do Estado de Sao Paulo(a)	8,800	419,805
Cia de Saneamento de Minas Gerais-COPASA	22,200	542,160

		961,965

		19,071,784

Total Common Stocks (cost $1,910,022,806)		2,236,061,527

INVESTMENT COMPANIES–11.8%
Funds and Investment Trusts–11.8%
AllianceBernstein Pooling Portfolios–Multi-Asset Real Return Portfolio	25,961,978	225,609,586
iShares MSCI Emerging Markets Index Fund	3,169,461	135,589,541

Total Investment Companies (cost $363,175,123)		361,199,127

WARRANTS–0.7%
Financials–0.3%
Commercial Banks–0.1%
Bank Muscat SAOG, Citigroup Global Markets, expiring 10/28/13(a)	66,000	104,808
Bank of Baroda, JPMorgan Chase Bank, NA, expiring 9/29/14(a)(c)	21,510	266,294
Bank of India, JPMorgan Chase Bank, NA, expiring 9/29/14(a)(c)	49,150	272,783

30	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Canara Bank, Deutsche Bank AG London, expiring 1/17/17(a)	17,920	$126,246
Commercial Bank of Qatar QSC/The, Deutsche Bank AG London, expiring 5/26/17(a)	24,090	435,306
DGB Financial Group, Inc., JPMorgan Chase Bank, NA, expiring 6/26/17(a)	27,100	407,042
First Gulf Bank PJSC, Merrill Lynch Intl & Co., expiring 8/21/12(a)	92,770	349,826
Punjab National Bank, Merrill Lynch Intl & Co., expiring 7/07/15(a)	34,100	450,400
Union Bank of India, Merrill Lynch Intl & Co., expiring 7/21/15(a)	120,680	484,036

		2,896,741

Thrifts & Mortgage Finance–0.1%
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(c)	287,980	4,360,651

Consumer Finance–0.1%
Muthoot Finance Ltd., Merrill Lynch Intl & Co., expiring 2/21/17(a)	218,100	736,720
Shriram Transport Finance Co., Ltd. Merrill Lynch Intl & Co., expiring 1/22/15(a)(c)	162,306	2,073,751

		2,810,471

Real Estate Management & Development–0.0%
Emaar Properties PJSC, Merril Lynch International, expiring 10/01/15(a)	175,310	248,677

		10,316,540

Information Technology–0.2%
IT Services–0.1%
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 12/14/15(a)	125,062	3,625,710

Semiconductors & Semiconductor Equipment–0.1%
SK Hynix, Inc., Citigroup Global Markets, expiring 1/20/15(a)(c)	134,600	3,538,095

		7,163,805

Materials–0.1%
Chemicals–0.1%
OCI Co., Ltd., Macquarie Bank Ltd., expiring 1/30/15(a)	9,180	1,315,080

United Phosphorus Ltd., Merrill Lynch Intl & Co., expiring 2/07/17(a)	82,800	$178,848

		1,493,928

Consumer Discretionary–0.1%
Auto Components–0.0%
Apollo Tyres Ltd., Merrill Lynch Intl & Co., expiring 12/30/15(a)	97,280	149,354

Automobiles–0.1%
Kia Motors Corp., Citigroup Global Markets, expiring 1/20/15(a)(c)	21,120	1,064,765

		1,214,119

Industrials–0.0%
Construction & Engineering–0.0%
Larsen & Toubro Ltd., Deutsche Bank AG London, expiring 1/24/17(a)(c)	28,070	706,982
Samsung Engineering Co., Ltd., Macquarie Bank Ltd., expiring 3/02/15(a)	1,710	196,587

		903,569

Industrial Conglomerates–0.0%
John Keells Holdings PLC, Deutsche Bank AG London, expiring 7/05/19(a)	144,480	281,491

		1,185,060

Consumer Staples–0.0%
Food & Staples Retailing–0.0%
Olam International Ltd. , expiring 1/29/18(a)	769,529	265,487

Tobacco–0.0%
KT&G Corp., Macquarie Bank Ltd., expiring 1/30/15(a)	7,070	479,419

		744,906

Health Care–0.0%
Pharmaceuticals–0.0%
Sun Pharmaceutical Industries Ltd., Merrill Lynch Intl & Co., expiring 2/02/15(a)	47,370	713,743

Total Warrants (cost $22,306,627)		22,832,101

2013 Semi-Annual Report	31

Schedule of Investments (continued)

Company	Contracts	U.S. $ Value

OPTIONS PURCHASED—PUTS–0.7%
Options on Funds and Investment Trusts–0.5%
iShares MSCI EAFE Index Expiration: Jun 2013, Exercise Price: $ 57.00 (a)(e)	56,375	$5,778,437
iShares MSCI Emerging Markets Index Expiration: Jun 2013, Exercise Price: $ 42.50 (a)(e)	76,278	9,229,638

		15,008,075

Options on Equity Indices–0.2%
S&P 500 Index Expiration: Jun 2013, Exercise Price: $ 1,475.00 (a)(e)	4,348	6,500,260

Total Options Purchased—Puts (cost $22,141,607)		21,508,335

	Principal Amount (000)
CORPORATES—NON-INVESTMENT GRADES–0.0%
Consumer Staples–0.0%
Olam International Ltd. 6.75%, 1/29/18(c) (cost $1,414,588)	$1,487	1,404,690

RIGHTS–0.0%
Consumer Discretionary–0.0%
Hotels, Restaurants & Leisure–0.0%
William Hill PLC , expiring 4/04/13(a) (cost $0)	50,471	$95,093

SHORT-TERM INVESTMENTS–13.8%
Investment Companies–11.9%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.12%(f) (cost $364,779,121)	364,779,121	364,779,121

	Principal Amount (000)
U.S. Treasury Bills–1.9%
Zero Coupon, 4/18/13-6/27/13	$30,830	30,827,752
Zero Coupon, 8/08/13(b)	26,330	26,319,810

Total U.S. Treasury Bills (cost $57,147,562)		57,147,562

Total Short-Term Investments (cost $421,926,683)		421,926,683

Total Investments—99.9% (cost $2,740,987,434)		3,065,027,556

Other assets less liabilities—0.1%		1,667,510

Net Assets—100.0%		$3,066,695,066

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2013	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
30 Yr US Treasury Bond Futures	167	June 2013	$23,842,124	$24,126,281	$284,157
Euro Stoxx 50 Index Futures	2,474	June 2013	83,768,087	80,994,973	(2,773,114)
FTSE 100 Index Futures	745	June 2013	72,866,484	71,892,686	(973,798)
MSCI Emerging Market Mini Futures	1,167	June 2013	61,233,581	59,948,790	(1,284,791)
Russell 2000 Mini Index Futures	76	June 2013	6,938,406	7,211,640	273,234
S&P 500 E Mini Index Futures	3,976	June 2013	304,946,718	310,664,760	5,718,042
S&P Mid Cap 400 E Mini Index Futures	260	June 2013	28,919,377	29,926,000	1,006,623
TOPIX Index Futures	918	June 2013	96,889,095	101,274,021	4,384,926
U.S. T-Note 10 Yr Futures	1,238	June 2013	162,459,642	163,396,656	937,014
U.S. T-Note 5 Yr Futures	80	June 2013	9,900,759	9,924,375	23,616

Sold Contracts
ASX SPI 200 Index Futures	52	June 2013	6,860,624	6,722,812	137,812
Hang Seng Index Futures	17	April 2013	2,449,856	2,443,604	6,252
S&P TSE 60 Index Futures	62	June 2013	8,911,602	8,897,337	14,265

					$7,754,238

32	Sanford C. Bernstein Fund, Inc.

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	CHF	11,214	USD	12,244	5/15/13	$424,858
Barclays Bank PLC Wholesale	CHF	1,212	USD	1,285	5/15/13	7,957
Barclays Bank PLC Wholesale	GBP	7,652	USD	11,945	5/15/13	320,873
Barclays Bank PLC Wholesale	JPY	2,468,175	USD	26,449	5/15/13	222,273
Barclays Bank PLC Wholesale	NOK	56,602	USD	9,859	5/15/13	184,360
Barclays Bank PLC Wholesale	USD	6,614	EUR	5,071	5/15/13	(111,421)
Barclays Bank PLC Wholesale	USD	30,908	JPY	2,888,823	5/15/13	(210,626)
Barclays Bank PLC Wholesale	USD	26,969	NOK	149,520	5/15/13	(1,412,135)
BNP Paribas SA	AUD	30,343	USD	31,219	5/15/13	(272,888)
BNP Paribas SA	JPY	680,449	USD	7,120	5/15/13	(110,510)
BNP Paribas SA	USD	3,384	AUD	3,294	5/15/13	35,181
BNP Paribas SA	USD	4,292	CHF	4,062	5/15/13	(10,335)
BNP Paribas SA	USD	51,237	JPY	4,872,616	5/15/13	539,765
Citibank, NA	GBP	32,223	USD	50,570	5/15/13	1,619,792
Citibank, NA	USD	10,395	CHF	9,572	5/15/13	(306,637)
Citibank, NA	USD	5,654	JPY	535,175	5/15/13	32,639
Credit Suisse International	GBP	19,525	USD	29,575	5/15/13	(86,055)
Credit Suisse International	NOK	111,041	USD	19,024	5/15/13	43,808
Credit Suisse International	SEK	34,651	USD	5,467	5/15/13	154,096
Credit Suisse International	USD	17,753	CHF	16,769	5/15/13	(79,240)
Credit Suisse International	USD	53,956	GBP	35,546	5/15/13	42,548
Credit Suisse International	USD	11,160	NOK	65,171	5/15/13	(20,163)
Credit Suisse International	USD	30,301	SEK	194,936	5/15/13	(413,719)
Deutsche Bank AG London	AUD	12,015	USD	12,461	5/15/13	(9,479)
Deutsche Bank AG London	EUR	10,661	USD	14,479	5/15/13	808,883
Deutsche Bank AG London	GBP	8,745	USD	13,752	5/15/13	467,475
Deutsche Bank AG London	JPY	2,003,681	USD	21,817	5/15/13	525,994
Deutsche Bank AG London	NOK	18,121	USD	3,297	5/15/13	199,329
Deutsche Bank AG London	USD	22,860	AUD	22,116	5/15/13	93,452
Deutsche Bank AG London	USD	24,271	EUR	18,178	5/15/13	(963,223)
Deutsche Bank AG London	USD	25,707	GBP	16,803	5/15/13	(180,963)
Deutsche Bank AG London	USD	20,417	JPY	1,869,930	5/15/13	(546,750)
Deutsche Bank AG London	USD	6,509	NOK	36,242	5/15/13	(314,195)
Goldman Sachs Capital Markets LP	CHF	12,104	USD	13,219	5/15/13	462,041
Goldman Sachs Capital Markets LP	USD	4,659	AUD	4,507	5/15/13	19,148
Goldman Sachs Capital Markets LP	USD	2,828	CHF	2,589	5/15/13	(98,829)
Goldman Sachs Capital Markets LP	USD	57,848	EUR	44,632	5/15/13	(620,077)
HSBC BankUSA	CAD	5,436	USD	5,441	5/15/13	94,586
HSBC BankUSA	NOK	65,169	USD	11,781	5/15/13	641,644
HSBC BankUSA	USD	6,996	NZD	8,429	5/15/13	36,793
Morgan Stanley & Co., Inc.	USD	10,355	EUR	7,757	5/15/13	(409,128)
Royal Bank of Scotland PLC	AUD	11,773	USD	12,057	5/15/13	(162,214)
Royal Bank of Scotland PLC	CHF	13,050	USD	14,229	5/15/13	474,687
Royal Bank of Scotland PLC	EUR	85,334	USD	111,965	5/15/13	2,548,519
Royal Bank of Scotland PLC	GBP	22,518	USD	35,605	5/15/13	1,397,458
Royal Bank of Scotland PLC	JPY	4,366,519	USD	47,557	5/15/13	1,157,822

2013 Semi-Annual Report	33

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Royal Bank of Scotland PLC	NZD	5,682	USD	4,657	5/15/13	$(83,469)
Royal Bank of Scotland PLC	USD	3,010	CHF	2,842	5/15/13	(14,666)
Royal Bank of Scotland PLC	USD	49,021	GBP	32,353	5/15/13	126,588
Royal Bank of Scotland PLC	USD	9,209	JPY	883,943	5/15/13	183,981
Societe Generale	JPY	707,261	USD	7,587	5/15/13	71,620
Standard Chartered Bank	HKD	176,272	USD	22,737	5/15/13	23,654
Standard Chartered Bank	USD	6,302	HKD	48,901	5/15/13	(645)
State Street Bank & Trust Co.	EUR	6,941	USD	9,276	5/15/13	376,293
State Street Bank & Trust Co.	USD	2,857	CAD	2,943	5/15/13	37,445
State Street Bank & Trust Co.	USD	58,310	EUR	43,438	5/15/13	(2,613,287)
State Street Bank & Trust Co.	USD	4,890	GBP	3,238	5/15/13	28,711
UBS AG	USD	81,587	EUR	61,091	5/15/13	(3,254,768)
Westpac Banking Corp.	AUD	6,107	USD	6,260	5/15/13	(77,824)
Westpac Banking Corp.	NZD	13,994	USD	11,789	5/15/13	112,792
Westpac Banking Corp.	USD	45,464	AUD	44,169	5/15/13	377,812
Westpac Banking Corp.	USD	9,388		NZD 11,247	5/15/13	(3,767)

						$1,507,864

PUT OPTIONS WRITTEN (see Note 3)
Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
S&P 500 Index(e)	4,348	$1,750.00	December 2013	$2,559,267	$(4,195,820)

CREDIT DEFAULT SWAP CONTRACTS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Barclays Bank PLC:
ITRAXX-XOVER Series 18 5 Year Index, 12/20/17*	5.00%	4.19%	EUR	12,780	$557,426	$311,376	$246,050
BNP Paribas:
CDX-NAHY Series 19 5 Year Index, 12/20/17*	5.00	3.97		$52,228	2,274,094	739,253	1,534,841
Deutsche Bank AG:
CDX-NAHY Series 19 5 Year Index, 12/20/17*	5.00	3.97		20,872	908,802	381,105	527,697

					$3,740,322	$1,431,734	$2,308,588

*	Termination date
(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $4,005,987.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2013, the aggregate market value of these securities amounted to $27,727,937 or 0.9% of net assets.
(d)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $85,706,001.
(e)	One contract relates to 100 shares.
(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

34	Sanford C. Bernstein Fund, Inc.

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

ASX—Australian Stock Exchange

CDX-NAHY—North American High Yield Credit Default Swap Index

EAFE—Europe, Australia, and Far East

FTSE—Financial Times Stock Exchange

GDR—Global Depositary Receipt

JSC—Joint Stock Company

MSCI—Morgan Stanley Capital International

NVDR—Non Voting Depositary Receipt

OJSC—Open Joint Stock Company

PJSC—Public Joint Stock Company

REG—Registered Shares

REIT—Real Estate Investment Trust

SCPA—Società Consortile per Azioni

TOPIX—Tokyo Price Index

TSE—Tokyo Stock Exchange

See notes to financial statements.

2013 Semi-Annual Report	35

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay B Portfolio

March 31, 2013 (Unaudited)

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS—TREASURIES–47.4%
Australia–0.8%
Australia Government Bond Series 132 5.50%, 1/21/18	AUD	7,040	$8,135,233

Austria–3.2%
Austria Government Bond 1.95%, 6/18/19(a)	EUR	25,155	33,991,150

Belgium–0.7%
Belgium Government Bond Series 67 3.00%, 9/28/19		4,885	6,910,568

Denmark–1.9%
Denmark Government Bond 3.00%, 11/15/21	DKK	98,467	19,593,078

Finland–2.1%
Finland Government Bond 3.375%, 4/15/20	EUR	15,300	22,614,629

Germany–4.9%
Bundesrepublik Deutschland 3.00%, 7/04/20		12,784	19,014,045
Series 2007 4.25%, 7/04/39		9,473	17,173,806
Series 2008 4.25%, 7/04/18		9,972	15,369,818

			51,557,669

Japan–9.4%
Japan Government Ten Year Bond Series 288 1.70%, 9/20/17	JPY	4,783,300	54,415,053
Series 327 0.80%, 12/20/22		1,415,300	15,449,570
Japan Government Thirty Year Bond Series 36 2.00%, 3/20/42		378,950	4,398,380
Japan Government Twenty Year Bond Series 112 2.10%, 6/20/29		585,300	7,114,819
Series 128 1.90%, 6/20/31		410,950	4,797,697
Series 76 1.90%, 3/20/25		1,071,400	12,958,704

			99,134,223

Mexico–0.7%
Mexican Bonos Series M 10 7.75%, 12/14/17	MXN	82,870	7,583,292

Netherlands–1.4%
Netherlands Government Bond 2.25%, 7/15/22(a)	EUR	8,198	$11,114,750
3.75%, 1/15/23(a)	EUR	2,604	3,963,816

			15,078,566

New Zealand–0.3%
New Zealand Government Bond Series 423 5.50%, 4/15/23	NZD	3,545	3,460,905

Norway–0.6%
Norway Government Bond Series 474 3.75%, 5/25/21	NOK	34,980	6,790,279

United Kingdom–4.8%
United Kingdom Gilt 2.00%, 1/22/16	GBP	1,351	2,150,427
3.75%, 9/07/19		12,592	22,356,998
4.25%, 12/07/46		3,775	6,997,653
4.50%, 12/07/42		3,995	7,702,115
5.00%, 3/07/25		5,640	11,237,186

			50,444,379

United States–16.6%
U.S. Treasury Bonds 6.125%, 11/15/27	U.S.$	6,236	9,101,635
U.S. Treasury Notes 1.50%, 6/30/16		28,515	29,515,249
1.50%, 3/31/19		39,303	40,454,460
1.625%, 8/15/22		4,425	4,367,957
2.00%, 2/15/23		7,950	8,050,615
2.375%, 6/30/18		20,039	21,635,868
3.75%, 11/15/18		29,493	34,138,148
4.50%, 5/15/17		24,434	28,328,169

			175,592,101

Total Governments—Treasuries (cost $502,129,807)			500,886,072

		Shares
INVESTMENT COMPANIES–8.9%
Funds and Investment Trusts–8.9%
AllianceBernstein Pooling Portfolios–Multi-Asset Real Return Portfolio		4,047,147	35,169,706
iShares MSCI Emerging Markets Index Fund		1,036,626	44,346,861
SPDR S&P 500 ETF Trust		91,800	14,371,290

Total Investment Companies (cost $94,708,946)			93,887,857

36	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

CORPORATES—INVESTMENT GRADES–7.8%
Industrial–4.3%
Basic–0.2%
Air Products & Chemicals, Inc.
2.75%, 2/03/23	U.S.$	1,400	$1,431,672
EI du Pont de Nemours & Co. 3.25%, 1/15/15		250	262,208

			1,693,880

Capital Goods–0.5%
Caterpillar Financial Services Corp. 2.85%, 6/01/22		1,751	1,793,784
General Dynamics Corp. 3.875%, 7/15/21		1,525	1,685,050
John Deere Capital Corp. 2.80%, 1/27/23		1,870	1,897,470

			5,376,304

Communications—Media–0.2%
NBC Universal Enterprise, Inc. 1.974%, 4/15/19(a)		1,850	1,855,119

Communications—Telecommunications–0.5%
AT&T, Inc. 3.00%, 2/15/22		1,775	1,795,833
Verizon Communications, Inc. 4.60%, 4/01/21		1,354	1,514,219
5.25%, 4/15/13		230	230,375
Vodafone Group PLC 2.50%, 9/26/22		1,930	1,860,331

			5,400,758

Consumer Cyclical—Automotive–0.4%
American Honda Finance Corp. 6.25%, 7/16/13(a)	EUR	1,550	2,019,839
Toyota Motor Credit Corp. 3.30%, 1/12/22	U.S.$	1,785	1,892,650

			3,912,489

Consumer Cyclical—Entertainment–0.2%
Walt Disney Co. (The) 2.75%, 8/16/21		1,625	1,672,976

Consumer Cyclical—Restaurants–0.2%
McDonald’s Corp. 1.875%, 5/29/19		1,905	1,940,637

Consumer Cyclical—Retailers–0.1%
Wal-Mart Stores, Inc. 4.25%, 4/15/21		1,435	1,644,949

Consumer Non-Cyclical–0.7%
Baxter International, Inc. 2.40%, 8/15/22		1,630	1,595,175
4.25%, 3/15/20		257	292,408
GlaxoSmithKline Capital, Inc. 4.375%, 4/15/14		235	244,632
Kimberly-Clark Corp. 3.875%, 3/01/21		1,285	1,441,604

Novartis Capital Corp. 2.90%, 4/24/15	U.S.$	255	$267,430
Pepsico, Inc. 4.00%, 3/05/42		1,785	1,751,908
Philip Morris International, Inc. 2.50%, 8/22/22		1,940	1,914,499
Roche Holdings, Inc. 5.50%, 3/04/15(a)	GBP	10	16,551

			7,524,207

Energy–1.0%
BP Capital Markets PLC 3.245%, 5/06/22	U.S.$	1,885	1,947,444
ConocoPhillips 4.60%, 1/15/15		235	251,752
ConocoPhillips Co. 1.05%, 12/15/17		1,550	1,544,687
National Oilwell Varco, Inc. 2.60%, 12/01/22		1,512	1,501,857
Occidental Petroleum Corp. 1.50%, 2/15/18		1,712	1,732,208
Schlumberger Finance BV 5.25%, 9/05/13	EUR	185	241,973
Schlumberger Norge AS 4.20%, 1/15/21(a)	U.S.$	745	840,852
Schlumberger Oilfield UK PLC 4.20%, 1/15/21(a)		506	571,102
Shell International Finance BV 1.125%, 8/21/17		1,940	1,947,459
3.25%, 9/22/15		250	266,814

			10,846,148

Technology–0.3%
Microsoft Corp. 2.125%, 11/15/22		1,835	1,793,573
Oracle Corp. 1.20%, 10/15/17		1,535	1,536,688
5.75%, 4/15/18		230	277,528

			3,607,789

			45,475,256

Financial Institutions–2.8%
Banking–2.2%
BB&T Corp. 1.60%, 8/15/17		1,945	1,963,938
BNP Paribas SA 2.375%, 9/14/17		1,935	1,963,653
Citigroup, Inc. 4.50%, 1/14/22		2,440	2,712,824
Goldman Sachs Group, Inc. (The) 5.75%, 1/24/22		1,830	2,127,785
HSBC Holdings PLC 4.00%, 3/30/22		1,850	1,990,467
JPMorgan Chase & Co. 4.50%, 1/24/22		2,420	2,652,129

2013 Semi-Annual Report	37

Schedule of Investments (continued)

	Principal Amount (000)			U.S. $ Value

Lloyds TSB Bank PLC 4.20%, 3/28/17	U.S.$		2,180	$2,392,376
Murray Street Investment Trust I 4.647%, 3/09/17			182	199,017
Nordea Bank AB 3.125%, 3/20/17(a)			1,821	1,925,525
PNC Funding Corp. 3.30%, 3/08/22			1,810	1,866,251
Sumitomo Mitsui Banking Corp. 3.00%, 1/18/23			934	934,053
Svenska Handelsbanken AB 2.875%, 4/04/17			1,850	1,953,269
Vesey Street Investment Trust I 4.404%, 9/01/16			474	515,244

				23,196,531

Finance–0.3%
General Electric Capital Corp. 2.30%, 4/27/17			2,600	2,690,610

Insurance–0.3%
Berkshire Hathaway, Inc. 3.40%, 1/31/22			1,800	1,897,004
UnitedHealth Group, Inc. 4.375%, 3/15/42			1,800	1,813,140

				3,710,144

				29,597,285

Utility–0.4%
Electric–0.3%
Carolina Power & Light Co. 2.80%, 5/15/22			1,900	1,946,339
Southern California Edison Co. 3.875%, 6/01/21			632	710,221
Series 13-A 3.90%, 3/15/43			1,105	1,091,484

				3,748,044

Natural Gas–0.1%
GDF Suez 1.625%, 10/10/17(a)			677	680,500

				4,428,544

Non Corporate Sectors–0.3%
Agencies—Not Government Guaranteed–0.3%
Qtel International Finance Ltd. 3.875%, 1/31/28(a)			480	472,699
Temasek Financial I Ltd. 2.375%, 1/23/23(a)			2,330	2,243,806

				2,716,505

Total Corporates—Investment Grades (cost $79,303,245)				82,217,590

GOVERNMENTS—SOVEREIGN AGENCIES–7.0%
Australia–0.9%
Suncorp-Metway Ltd. 4.00%, 1/16/14		GBP	6,256	$9,770,030
Canada–0.7%
Canada Housing Trust No 1 3.35%, 12/15/20(a)		CAD	4,155	4,478,532
4.10%, 12/15/18(a)			2,340	2,596,609

				7,075,141

Germany–1.1%
Kreditanstalt fuer Wiederaufbau 2.05%, 2/16/26			828,000	10,167,727
Landwirtschaftliche Rentenbank 3.75%, 2/11/16		EUR	1,201	1,685,628

				11,853,355

Japan–2.6%
Development Bank of Japan, Inc. 2.30%, 3/19/26		JPY	840,000	10,672,895
Japan Finance Organization for Municipalities 1.90%, 6/22/18			1,500,000	17,434,498

				28,107,393

Netherlands–1.3%
Fortis Bank Nederland NV 3.375%, 5/19/14		EUR	1,419	1,883,523
ING Bank NV 3.375%, 3/03/14			2,665	3,514,073
LeasePlan Corp. NV 3.25%, 5/22/14			463	613,719
NIBC Bank NV 3.50%, 4/07/14			3,481	4,609,042
SNS Bank NV 3.50%, 3/10/14			2,068	2,730,446

				13,350,803

South Korea–0.1%
Korea Development Bank (The) 3.25%, 3/09/16		U.S.$	1,229	1,297,167

United Kingdom–0.3%
Network Rail Infrastructure Finance PLC 4.40%, 3/06/16		CAD	2,760	2,908,917

Total Governments—Sovereign Agencies (cost $78,160,401)				74,362,806

AGENCIES–2.1%
Agency Debentures–2.1%
Federal Home Loan Mortgage Corp. 1.75%, 5/30/19		U.S.$	7,500	7,713,870
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20			16,539	14,712,185

Total Agencies (cost $19,997,548)				22,426,055

38	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)			U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES–0.7%
Non-Agency Fixed Rate CMBS–0.7%
Commercial Mortgage Pass Through Certificates
Series 2013-CR6, Class A2 2.122%, 3/10/46	U.S.$		3,670	$3,780,721
GS Mortgage Securities Trust 3.557%, 4/10/31(a)			1,094	1,111,616
WF-RBS Commercial Mortgage Trust Series 2012-C10, Class A3 2.875%, 12/15/45			2,151	2,165,853

Total Commercial Mortgage-Backed Securities (cost $7,110,126)				7,058,190

LOCAL GOVERNMENTS—PROVINCIAL BONDS–0.7%
Canada–0.7%
Province of British Columbia 3.25%, 12/18/21	CAD		3,237	3,386,670
Province of Manitoba Canada 3.85%, 12/01/21			2,950	3,205,956
Province of Ontario Canada 4.25%, 12/11/13	EUR		350	461,210

Total Local Governments—Provincial Bonds (cost $6,793,943)				7,053,836

MORTGAGE PASS-THROUGHS–0.5%
Agency Fixed Rate 30-Year–0.5%
Federal National Mortgage Association 6.00%, 5/01/41 (cost $5,919,226)	U.S.$		5,345	5,858,700

	Contracts
OPTIONS PURCHASED—PUTS–0.3%
Option on Equity Indices–0.1%
S&P 500 Index Expiration: Jun 2013, Exercise Price: $ 1,475.00(b)(c)			589	880,555

Options on Funds and Investment Trusts–0.2%
iShares MSCI EAFE Index Expiration: Jun 2013, Exercise Price: $ 57.00(b)(c)			7,524	771,210
iShares MSCI Emerging Markets Index Expiration: Jun 2013, Exercise Price: $ 42.50(b)(c)			10,233	1,238,193

				2,009,403

Total Options Purchased—Puts (cost $2,979,623)				2,889,958

INFLATION-LINKED SECURITIES–0.3%
Germany–0.3%
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond 2.25%, 4/15/13 (cost $2,854,390)		EUR	2,241	$2,877,688

QUASI-SOVEREIGNS–0.2%
Quasi-Sovereign Bonds–0.2%
South Korea–0.2%
Korea National Oil Corp. 3.125%, 4/03/17(a) (cost $1,848,312)		U.S.$	1,850	1,947,491

COVERED BONDS–0.2%
Canada–0.2%
Bank of Nova Scotia 1.75%, 3/22/17(a) (cost $1,798,413)			1,800	1,857,780

	Shares
COMMON STOCKS–0.0%
Office–0.0%
Office–0.0%
Dundee International Real Estate Investment Trust (cost $45,060)			4,260	44,619

SHORT-TERM INVESTMENTS–21.6%
Investment Companies–19.6%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.12%(d) (cost $207,212,185)			207,212,185	207,212,185

	Principal Amount (000)
U.S. Treasury Bill–2.0%
Zero Coupon, 4/18/13–5/09/13		U.S.$	10,850	10,849,232
Zero Coupon, 8/08/13(e)			10,050	10,046,111

Total U.S. Treasury Bills (cost $20,895,343)				20,895,343

Total Short-Term Investments (cost $228,107,528)				228,107,528

Total Investments—97.7% (cost $1,031,756,568)				1,031,476,170	(f)

Other assets less liabilities—2.3%				24,375,718

Net Assets—100.0%				$1,055,851,888

2013 Semi-Annual Report	39

Schedule of Investments (continued)

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2013	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
10 Yr Japan Govt Bond Futures	5	June 2013	$7,716,294	$7,726,138	$9,844
ASX SPI 200 Index Futures	15	June 2013	1,979,137	1,939,273	(39,864)
Euro Stoxx 50 Index Futures	736	June 2013	24,951,634	24,095,513	(856,121)
FTSE 100 Index Futures	222	June 2013	21,745,076	21,423,056	(322,020)
Hang Seng Index Futures	9	April 2013	1,297,145	1,293,673	(3,472)
Russell 2000 Mini Index Futures	88	June 2013	8,064,917	8,350,320	285,403
S&P 500 E Mini Index Futures	2,729	June 2013	207,566,297	213,230,415	5,664,118
S&P Mid Cap 400 E Mini Index Futures	109	June 2013	12,110,225	12,545,900	435,675
S&P TSE 60 Index Futures	32	June 2013	4,617,869	4,592,174	(25,695)
TOPIX Index Futures	205	June 2013	21,597,765	22,615,658	1,017,893

Sold Contracts
10 Yr Australian T-Bond Futures	1	June 2013	124,554	126,605	(2,051)
10 Yr Canada Govt Bond Futures	2	June 2013	260,723	265,827	(5,104)
German Euro Bobl Futures	31	June 2013	5,003,627	5,035,520	(31,893)
German Euro Bond Futures	9	June 2013	1,277,151	1,278,492	(1,341)
U.S. T-Bond 30 Yr Futures	121	June 2013	17,244,107	17,480,719	(236,612)
U.S. T-Note 10 Yr (CBT) Futures	191	June 2013	24,972,929	25,209,016	(236,087)
U.S. T-Note 2 Yr Futures	3	June 2013	661,354	661,359	(5)
U.S. T-Note 5 Yr Futures	12	June 2013	1,487,042	1,488,656	(1,614)
UK Long Gilt Bond Futures	5	June 2013	874,131	902,401	(28,270)

					$5,622,784

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Barclays Bank PLC Wholesale	USD	7,721	GBP	5,105	4/11/13	$36,160
Barclays Bank PLC Wholesale	AUD	7,890	USD	8,051	4/26/13	(149,508)
Barclays Bank PLC Wholesale	USD	1,142	EUR	876	5/15/13	(19,248)
Barclays Bank PLC Wholesale	USD	7,737	JPY	722,010	5/15/13	(65,021)
BNP Paribas SA	USD	4,834	JPY	461,142	5/15/13	66,309
Citibank NA	GBP	4,528	USD	6,797	4/11/13	(82,418)
Citibank NA	NOK	40,638	USD	7,121	4/18/13	167,479
Citibank NA	USD	7,773	GBP	4,953	5/15/13	(248,978)
Credit Suisse London Branch (GFX)	USD	2,326	CHF	2,197	5/15/13	(10,382)
Credit Suisse London Branch (GFX)	USD	3,905	GBP	2,587	5/15/13	25,236
Deutsche Bank AG London	EUR	1,633	USD	2,141	4/11/13	47,137
Deutsche Bank AG London	GBP	778	USD	1,177	4/11/13	(5,386)
Deutsche Bank AG London	GBP	676	USD	1,047	5/15/13	19,607
Deutsche Bank AG London	USD	4,332	GBP	2,880	5/15/13	43,338
Deutsche Bank AG London	USD	1,053	JPY	97,642	5/15/13	(14,974)
Goldman Sachs Capital Markets LP	EUR	117,823	USD	154,045	4/11/13	3,005,145
Goldman Sachs Capital Markets LP	USD	1,284	AUD	1,242	5/15/13	5,277
Goldman Sachs Capital Markets LP	USD	4,138	CHF	3,789	5/15/13	(144,636)
Goldman Sachs Capital Markets LP	USD	6,552	EUR	5,055	5/15/13	(70,230)

40	Sanford C. Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

HSBC Bank USA	USD	7,773	EUR	6,072	4/11/13	$10,580
HSBC Bank USA	USD	5,021	CAD	5,017	5/15/13	(87,295)
JPMorgan Chase Bank, NA	EUR	5,839	USD	7,619	4/11/13	133,576
JPMorgan Chase Bank, NA	GBP	39,301	USD	59,500	4/11/13	(213,524)
Royal Bank of Scotland PLC	GBP	835	USD	1,266	4/11/13	(2,600)
Royal Bank of Scotland PLC	DKK	111,846	USD	19,543	4/18/13	309,468
Royal Bank of Scotland PLC	CAD	16,981	USD	16,529	4/19/13	(180,703)
Royal Bank of Scotland PLC	NZD	4,038	USD	3,334	4/26/13	(38,998)
Royal Bank of Scotland PLC	AUD	1,431	USD	1,465	5/15/13	(19,717)
Royal Bank of Scotland PLC	CHF	2,207	USD	2,406	5/15/13	80,279
Royal Bank of Scotland PLC	EUR	3,676	USD	4,914	5/15/13	200,500
Royal Bank of Scotland PLC	GBP	2,977	USD	4,701	5/15/13	178,897
Royal Bank of Scotland PLC	JPY	514,331	USD	5,543	5/15/13	77,323
Royal Bank of Scotland PLC	USD	1,090	CHF	1,029	5/15/13	(5,310)
Royal Bank of Scotland PLC	USD	3,444	EUR	2,662	5/15/13	(31,233)
Royal Bank of Scotland PLC	USD	3,566	JPY	342,284	5/15/13	71,242
Standard Chartered Bank	JPY	317,769	USD	3,389	4/12/13	12,756
State Street Bank & Trust Co.	JPY	718,744	USD	7,724	4/12/13	87,953
State Street Bank & Trust Co.	EUR	1,179	USD	1,576	5/15/13	63,917
State Street Bank & Trust Co.	USD	1,193	GBP	790	5/15/13	7,005
UBS AG	JPY	11,913,164	USD	127,419	4/12/13	856,257
UBS AG	MXN	91,419	USD	7,110	4/12/13	(284,809)
UBS AG	USD	9,692	EUR	7,234	5/15/13	(416,918)
Westpac Banking Corp.	USD	5,099	AUD	4,953	5/15/13	41,907

						$3,455,460

CALL OPTIONS WRITTEN (see Note 3)
Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value

S&P 500 Index(c)	589	$1,750.00	December 2013	$346,611	$(568,385)

CREDIT DEFAULT SWAP CONTRACTS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)

Sale Contracts
Bank of America, NA:
iTraxx XOVER-Series18 5 Year Index, 12/20/17*	5.00%	4.19%	EUR	2,715	$118,419	$48,953	$69,466
iTraxx-EUROPE-Series 18 5 Year Index, 12/20/17*	1.00	1.16		470	(4,161)	(1,112)	(3,049)
iTraxx-EUROPE-Series 18 5 Year Index, 12/20/17*	1.00	1.16		6,685	(59,185)	(61,398)	2,213
iTraxx-EUROPE-Series 18 5 Year Index, 12/20/17*	1.00	1.16		940	(8,322)	(4,263)	(4,059)
Citibank, NA:
iTraxx-EUROPE-Series 18 5 Year Index, 12/20/17*	1.00	1.16		6,400	(56,662)	(58,780)	2,118
Deutsche Bank AG:
CDX-NAHY-Series 19 5 Year Index, 12/20/17*	5.00	3.97		$17,190	748,481	162,031	586,450

2013 Semi-Annual Report	41

Schedule of Investments (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)

JPMorgan Chase Bank, NA:
iTraxx Europe Series 18 5 Year Index, 12/20/17*	1.00%	1.16%	EUR	26,570	$(235,235)	$(237,010)	$1,775
iTraxx-EUROPE-Series 18 5 Year Index, 12/20/17*	1.00	1.16		13,085	(115,847)	(123,066)	7,219
Morgan Stanley Capital Services LLC:
CDX-NAHY-Series 19 5 Year Index, 12/20/17*	5.00	3.97		$4,720	205,517	44,418	161,099
iTraxx XOVER-Series18 5 Year Index, 12/20/17*	5.00	4.19	EUR	3,555	155,058	64,957	90,101

					$748,063	$(165,270)	$913,333

*	Termination date

TOTAL RETURN SWAP CONTRACTS (See Note 3)
Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)

Receive Total Return on Reference Index
Receive	MSCI AC World Daily TR Net Ex USA USD	139,757	0.33%	$25,335	5/15/13	Deutsche Bank AG	$(445,478)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2013, the aggregate market value of these securities amounted to $71,687,737 or 6.8% of net assets.
(b)	Non-income producing security.
(c)	One contract relates to 100 shares.
(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.
(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $361,860.
(f)	On March 29, 2013, the Fund and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The Fund valued its foreign securities using the closing market prices from the respective foreign markets as of March 28, 2013 for financial reporting purposes.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

DKK—Danish Krone

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

USD—United States Dollar

Glossary:

AC—All Country

ASX—Australian Stock Exchange

CBT—Chicago Board of Trade

CDX-NAHY—North American High Yield Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

EAFE—Europe, Australia, and Far East

FTSE—Financial Times Stock Exchange

GFX—Global Foreign Exchange

MSCI—Morgan Stanley Capital International

TOPIX—Tokyo Price Index

TSE—Tokyo Stock Exchange

See notes to financial statements.

42	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay B Portfolio

March 31, 2013 (Unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS–68.5%
Long-Term Municipal Bonds–66.1%
Alabama–0.5%
Alabama Pub Sch & Clg Auth Series 2010A 5.00%, 5/01/19	$3,255	$3,973,606
Birmingham AL Wtrwks Brd Series 2010A 5.00%, 1/01/24	3,650	4,260,755

		8,234,361

Arizona–3.8%
Maricopa Cnty AZ CCD GO 4.00%, 7/01/16	8,440	9,326,116
Phoenix AZ Civic Impt Corp. (Phoenix AZ Civic Impt Airport) 5.00%, 7/01/24	5,305	6,224,675
Pima Cnty AZ Swr Series 2011B 5.00%, 7/01/23–7/01/24	6,585	7,799,252
AGM 5.00%, 7/01/18–7/01/19	10,035	12,026,011
Salt River Proj Agric Impt & Pwr Dist AZ Series 2011A 5.00%, 12/01/24	23,120	28,117,619

		63,493,673

California–3.2%
California Dept Wtr Res Pwr Series 2010 5.00%, 5/01/13	15,815	15,874,464
Series 2010L 5.00%, 5/01/17	7,675	8,982,513
California Econ Recovery (California Econ Rec Spl Tax) 5.25%, 7/01/13	8,470	8,574,266
Series 2009A 5.25%, 7/01/21	7,255	8,827,304
California Statewide CDA (California General Fund Obl) 4.00%, 6/15/13	4,125	4,156,144
Series 2009 5.00%, 6/15/13	4,410	4,452,115
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2009C-2 5.00%, 5/01/25	1,025	1,200,142
Series C 5.00%, 5/01/19	730	883,548
	Principal Amount (000)	U.S. $ Value

NPFGC-RE Series 2006 32F 5.25%, 5/01/18	$680	$818,244

		53,768,740

Colorado–1.8%
Denver CO City & Cnty Arpt (Denver Intl Airport) 5.25%, 11/15/18	13,135	15,700,265
5.50%, 11/15/19	4,375	5,371,188
Series 2010 A 5.00%, 11/15/23	300	357,675
Denver CO Urban Renewal Auth (Stapleton) Series 2010B-1 5.00%, 12/01/20	2,875	3,137,258
Plaza Met District #1 Co. 5.00%, 12/01/19	1,000	1,126,980
Regional Trnsp Dist CO (Denver Transit Partners) 5.00%, 7/15/20	2,000	2,329,520
5.125%, 1/15/23	2,000	2,270,520

		30,293,406

District of Columbia–0.7%
Metro Washington Arpt Auth VA Series 2010B 5.00%, 10/01/17–10/01/18	9,895	11,726,673

Florida–8.8%
Broward Cnty FL Half-cent Sales Tax Series 2010A 5.00%, 10/01/18–10/01/20	8,235	9,989,325
Broward Cnty FL Sch Brd COP 5.00%, 7/01/20	7,250	8,661,285
Citizens Ppty Ins Corp. FL 5.25%, 6/01/17	2,855	3,321,650
Series 2010A 5.00%, 6/01/13–6/01/16	16,485	17,230,037
Series 2012A 5.00%, 6/01/22	7,660	9,094,871
NPFGC Series A 5.00%, 3/01/15	80	86,774
Florida Brd of Ed GO (Florida GO) Series 2013A 5.00%, 6/01/16	22,515	25,665,524
Florida Brd of Ed Lottery 5.00%, 7/01/13	12,825	12,974,027
Series 2010 C 5.00%, 7/01/16	300	341,721
Series 2010D 5.00%, 7/01/16	2,170	2,471,782
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/16	5,430	6,173,910
Florida St (Florida GO) Series 2011B 5.00%, 6/01/13	2,665	2,685,707

2013 Semi-Annual Report	43

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

Greater Orlando Aviation FL (Greater Orlando Intl Airport) Series 2010 B 5.00%, 10/01/13	$1,535	$1,570,459
Jacksonville FL Sales Tax 5.00%, 10/01/21	2,500	3,001,050
Jacksonville FL Spl Rev Appropriation 5.00%, 10/01/18–10/01/19	15,170	18,182,624
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) Series 2011A 5.625%, 10/01/26	2,470	2,869,127
AGM Series 2010A 5.50%, 10/01/19	1,615	1,928,342
AGM Series A 5.50%, 10/01/18	5,810	6,869,744
Martin Cnty FL IDA (Indiantown Cogen LP Proj) 4.20%, 12/15/25	2,235	2,239,023
Miami-Dade Cnty FL Sch Brd COP Series 2011A 5.00%, 5/01/31	6,675	6,989,259
Seminole Tribe of FL (Seminole Tribe of FL Gaming) 5.125%, 10/01/17(a)	1,775	1,857,058
Tampa FL Solid Wst Sys AGM 4.00%, 10/01/13	1,070	1,086,328

		145,289,627

Georgia–0.8%
Georgia Mun Elec Auth Series 2011A 5.00%, 1/01/20–1/01/21	8,880	10,754,239
Richmond Cnty GA Brd of ED GO 5.00%, 10/01/15	1,615	1,795,783

		12,550,022

Hawaii–1.2%
Honolulu HI City & Cnty GO Series 2011A 5.00%, 8/01/24	5,800	7,009,822
Series 2011B 5.00%, 8/01/24–8/01/25	10,205	12,271,115

		19,280,937

Illinois–6.3%
Chicago IL GO Series 2009 C 5.00%, 1/01/23	1,785	2,017,246
NPFGC Series 2007C 5.00%, 1/01/19	3,915	4,491,758
Chicago IL O’Hare Intl Arpt (O’Hare Intl Arpt) Series 2010D 5.25%, 1/01/19	2,285	2,711,952
Series 2011A 5.00%, 1/01/18–1/01/19	6,670	7,884,358
Series 2011B 5.00%, 1/01/18–1/01/21	6,700	7,954,759

NPFGC Series 2005B 5.25%, 1/01/18	$2,450	$2,885,169
Chicago IL Transit Auth Fed Hwy Grant (Chicago Il Fed Hwy Grant) AGC 5.00%, 6/01/21	4,685	5,307,496
Illinois Finance Auth (Greenfields of Geneva) Series 2010C 6.25%, 2/15/16	335	335,228
Illinois Finance Auth (Illinois Institute of Technology) 5.00%, 4/01/20	1,730	1,778,855
Illinois Finance Auth (Illinois Unemployment) Series 2012A 5.00%, 6/15/14–6/15/16	18,680	20,818,933
Series 2012B 5.00%, 6/15/19	6,105	6,693,949
Illinois Finance Auth (Park Place of Elmhurst) 6.25%, 8/15/15	1,880	1,884,268
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	1,150	1,152,565
Illinois GO 5.00%, 8/01/18	9,425	10,826,403
Series 2010 5.00%, 1/01/18	160	182,006
AMBAC 5.00%, 11/01/15	6,905	7,589,355
NPFGC 5.375%, 4/01/16	3,540	3,966,747
Illinois Sales Tax 5.00%, 6/15/13–6/15/18	14,755	16,706,893

		105,187,940

Kentucky–0.1%
Kentucky Prop & Bldg Comm (Kentucky Lease Prop & Bldg) 4.00%, 11/01/13	1,830	1,869,382

Louisiana–0.7%
Orleans Parish LA Par SD GO AGM 5.00%, 9/01/17–9/01/19	9,705	11,252,805

Massachusetts–2.5%
Massachusetts Dev Fin Agy (Emerson College) Series 2010A 5.00%, 1/01/17–1/01/18	4,615	5,175,432
Massachusetts DOT Met Hwy Sys Series 2010B 5.00%, 1/01/18–1/01/20	7,985	9,340,240
Massachusetts GO Series 2011A 5.00%, 4/01/25	8,750	10,473,312
Massachusetts Port Auth Series 2010E 5.00%, 7/01/13	2,000	2,021,640

44	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value

Massachusetts Spl Obl (Massachusetts Fed Hwy Grant) 5.00%, 6/15/13	$14,090	$14,225,968

		41,236,592

Michigan–2.5%
Detroit MI Wtr Supply Sys
Series 2011C 5.25%, 7/01/24–7/01/25	9,390	10,355,080
Michigan Finance Auth (Michigan Unemployment)
Series 2012B 5.00%, 7/01/22	17,180	19,397,594
Wayne Cnty MI Arpt Auth (Detroit Metro Wayne Cnty Arpt)
Series 2010A 4.00%, 12/01/13	7,590	7,764,039
Series 2010C 5.00%, 12/01/13	3,410	3,512,982

		41,029,695

Minnesota–0.7%
Minneapolis MN GO
2.00%, 12/01/14	3,095	3,183,672
Minnesota Lease
Series 2012A 5.00%, 3/01/19–3/01/20	7,230	8,826,798

		12,010,470

Mississippi–1.3%
Mississippi Dev Bank (Mississippi Lease Dept of Corrections)
5.00%, 8/01/22–8/01/23	18,635	21,598,939

Missouri–1.6%
Bi-State Dev Agy MO (St. Louis MO City & Cnty Sales Tax)
Series 2010B 4.00%, 10/15/13	18,620	18,969,683
St. Louis MO Arpt (Lambert- St. Louis Intl Arpt) NPFGC
5.50%, 7/01/16	5,980	6,793,699

		25,763,382

Nebraska–0.5%
Omaha NE Pub Pwr Dist Elec
Series 2011B 5.00%, 2/01/24	6,420	7,705,926

Nevada–0.8%
Clark Cnty NV Arpt (McCarran Airport) Series 2010 D 5.00%, 7/01/21–7/01/22	1,010	1,170,068
Clark Cnty NV SD GO NPFGC Series 2006C 5.00%, 6/15/21	4,285	4,908,210

NPFGC-RE Series 2005 A 5.00%, 6/15/18	$210	$230,332
NPFGC-RE Series 2005B 5.00%, 6/15/20	6,875	7,508,944

		13,817,554

New Jersey–1.9%
New Jersey EDA (New Jersey Lease Sch Fac) 5.00%, 3/01/17	1,510	1,740,456
Series 2010DD-1 5.00%, 12/15/17	4,685	5,543,245
Series 2011EE 5.00%, 9/01/18	4,940	5,897,718
5.25%, 9/01/19	2,630	3,200,158
AMBAC Series 2005 K 5.50%, 12/15/19	1,880	2,321,142
New Jersey Turnpike Auth (New Jersey Turnpike) AGM Series 2005D-3 5.25%, 1/01/26	11,070	13,455,142

		32,157,861

New Mexico–0.4%
New Mexico Fin Auth (New Mexico Fed Hwy Grant) 5.00%, 6/15/22	5,030	6,325,829

New York–5.9%
Generic Municipal Bond 5.00%, 12/15/21 (Pre-refunded/ETM)	5	6,334
Metropolitan Trnsp Auth NY 5.00%, 11/15/22	2,615	3,185,671
Series 2012D 5.00%, 11/15/20	14,435	17,536,937
Series 2012F 5.00%, 11/15/23	11,220	13,476,679
New York NY GO 5.00%, 8/01/13–8/01/17	19,115	20,418,660
Series 2013H 5.00%, 8/01/25	2,510	3,060,092
New York NY Trnsl Fin Auth Series 2012B 5.00%, 11/01/22	8,495	10,630,558
New York St Dormitory Auth (New York St Pers Income Tax) Series 2012 5.00%, 12/15/21	6,005	7,496,582
Series 2012A 5.00%, 12/15/22	16,955	21,249,193
New York St Thruway Auth (New York St Thruway Auth Ded Tax) Series 2007B 5.00%, 4/01/15	1,240	1,353,720

		98,414,426

2013 Semi-Annual Report	45

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

Ohio – 0.8%
Cleveland OH COP Series 2010A 5.00%, 11/15/17	$3,000	$3,466,620
Columbus OH GO 4.00%, 6/01/13	4,875	4,905,127
Ohio Major New Infra Proj (Ohio Fed Hwy Grant) Series 20121 4.00%, 12/15/15–12/15/16	3,930	4,362,485

		12,734,232

Oregon–0.4%
Oregon Dept of Admin Svc (Oregon Lottery) Series 2011A 5.25%, 4/01/26	5,930	7,210,465

Pennsylvania–5.0%
Delaware Riv Port Auth PA & NJ 5.00%, 1/01/21	2,655	3,097,243
Montgomery Cnty PA IDA (New Regional Medical Ctr) 5.00%, 2/01/16–8/01/18	6,345	7,225,013
Pennsylvania Econ Dev Fin Auth (Pennsylvania Unemployment) 5.00%, 7/01/22–7/01/23	8,415	9,351,810
Series 2012A 5.00%, 7/01/16	2,740	3,127,710
Pennsylvania GO Series 2009 5.00%, 4/15/16	5,190	5,880,426
Series 2010A 5.00%, 7/15/15	5,990	6,615,656
NPFGC-RE 5.00%, 7/01/13	16,560	16,754,580
Pennsylvania Intergov Coop Auth Series 2010 5.00%, 6/15/16–6/15/17	7,000	8,113,700
Pennsylvania Pub Sch Bldg Auth (Philadelphia PA SD Lease) 5.00%, 4/01/26	1,110	1,243,888
Pennsylvania Turnpike Comm Series 2011E 5.00%, 12/01/25–12/01/26	13,665	15,910,218
Philadelphia PA GO 5.25%, 8/01/17	2,285	2,601,518
Philadelphia PA Wtr & Wstwtr AGM Series 2010A 5.00%, 6/15/19	2,500	2,988,325

		82,910,087

Puerto Rico–2.7%
Puerto Rico Elec Pwr Auth Series 2010AAA 5.25%, 7/01/21	8,775	9,356,080
Series 2010ZZ 5.00%, 7/01/17	4,525	4,860,529

5.25%, 7/01/19	$4,000	$4,335,680
Series W 5.50%, 7/01/17	3,240	3,544,171
Puerto Rico GO
5.25%, 7/01/14	1,760	1,830,787
FGIC Series 2002A 5.50%, 7/01/18	2,450	2,658,324
NPFGC 6.00%, 7/01/14	6,210	6,516,712
XLCA 5.50%, 7/01/17	1,010	1,092,285
Puerto Rico Hwy & Trnsp Auth 5.50%, 7/01/17 (Pre-refunded/ETM)	825	992,236
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) NPFGC Series 2003AA 5.50%, 7/01/17	555	601,359
Puerto Rico Infra Fin Auth Series 2011C 3.00%, 12/15/26	6,200	6,236,580
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series 2012U 5.00%, 7/01/20	2,760	2,870,262

		44,895,005

Tennessee–0.2%
Memphis Shelby Cnty Arpt Auth TN (Memphis Intl Airport) 4.00%, 7/01/13	1,575	1,589,222
5.00%, 7/01/15	2,250	2,465,055

		4,054,277

Texas–4.7%
Austin TX Wtr & Wstwtr Sys 5.00%, 11/15/25–11/15/26	11,990	14,300,841
Fort Bend TX ISD GO Series 2010 5.00%, 8/15/21	5,205	6,329,176
Hurst-Euless-Bedford TX ISD GO 5.00%, 8/15/20–8/15/24	10,525	12,931,464
Red River TX Hlth Facs Dev Corp. (MRC Crestview Proj) 6.00%, 11/15/16	1,825	1,850,714
San Antonio TX Elec & Gas Series 2012 2.00%, 12/01/27	1,765	1,823,015
San Antonio TX GO Series 2010 5.00%, 2/01/23	650	772,031
Texas PFA (Texas Workforce Commission) Series 2010B 5.00%, 1/01/20	27,580	27,896,343
Univ of Texas Series 2010A 5.00%, 8/15/22	9,755	11,762,676

		77,666,260

46	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value

Virginia–1.0%
Virginia College Bldg Auth 5.00%, 9/01/16	$2,835	$3,245,168
Virginia College Bldg Auth (Virginia Lease 21st Century College Prog) 5.00%, 2/01/22	3,020	3,749,753
Virginia Resources Auth (Virginia Pooled Fing Prog Infrastructure) Series 2012A 5.00%, 11/01/15–11/01/16	6,565	7,384,499
Virginia Trnsp Brd (Virginia Lease Trnsp Fund) 5.00%, 5/15/15	1,770	1,936,698

		16,316,118

Washington–5.2%
Chelan Cnty WA PUD #1 Series 2011A 5.25%, 7/01/22	7,835	9,283,456
Series 2011B 5.50%, 7/01/23	5,540	6,584,789
Clark Cnty WA PUD #1 5.00%, 1/01/21	11,835	13,966,128
Energy Northwest WA (Bonneville Power Admin) Series 2007C 5.00%, 7/01/13	2,130	2,155,134
Series 2011A 5.00%, 7/01/22–7/01/23	14,690	17,799,283
Series 2012A 5.00%, 7/01/13	3,750	3,794,250
Port of Seattle WA 5.00%, 2/01/20	4,430	5,308,513
Series 2010C 5.00%, 2/01/22	5,490	6,511,579
Port of Seattle WA PFC (Port of Seattle WA) Series 2010B 5.00%, 12/01/13	4,370	4,506,737
Snohomish Cnty WA PUD #1 5.00%, 12/01/26	6,065	7,170,468
Series 2010A 5.00%, 12/01/19	5,415	6,604,351
Washington St GO Series 2010R-2011C 5.00%, 7/01/13	3,325	3,364,235

		87,048,923

Wisconsin–0.1%
Milwaukee Cnty WI Arpt (Milwaukee General Mitchell Intl Arpt) Series 2010B 5.00%, 12/01/13	1,000	1,030,000

Total Long-Term Municipal Bonds (cost $1,041,982,396)		1,096,873,607

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes–2.4%
Alabama–0.1%
Mobile AL IDB (Exxon Mobil Corp.) 0.13%, 7/15/32(b)	$1,200	$1,200,000

Illinois–0.1%
Chicago IL Brd of ED GO Series 2010A 0.15%, 3/01/35(b)	1,300	1,300,000

Kansas–0.0%
Wichita KS Hosp Fac (Christi Hlth System) Series 2009 B-2 0.14%, 11/15/39(b)	100	100,000

Kentucky–0.1%
Christian Cnty KY Assoc Cntys Lsng Trst (Kentucky Cntys Assn Lease Prog) 0.14%, 8/01/37(b)	1,025	1,025,000
Kentucky Econ Dev Fin Auth (Baptist Healthcare Sys) 0.14%, 8/15/38(b)	1,200	1,200,000

		2,225,000

Mississippi–1.0%
Mississippi Business Fin Corp. (Chevron USA, Inc.) Series 2009E 0.14%, 12/01/30(b)	2,200	2,200,000
Series 2010I 0.13%, 11/01/35(b)	15,000	15,000,000

		17,200,000

South Dakota–0.1%
South Dakota Hlth & Edl Facs Auth (Regional Health) Series 2008 0.17%, 9/01/27(b)	795	795,000

Texas–0.9%
Lower Neches Valley Auth TX (Exxon Mobil Corp.) 0.12%, 11/01/38(b)	15,000	15,000,000

Wyoming–0.1%
Lincoln Cnty WY PCR (Exxon Mobil Corp.) 0.12%, 8/01/15(b)	1,300	1,300,000

Total Short-Term Municipal Notes (cost $39,120,000)		39,120,000

Total Municipal Obligations (cost $1,081,102,396)		1,135,993,607

2013 Semi-Annual Report	47

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES–5.8%
Funds and Investment Trusts–5.8%
AllianceBernstein Pooling Portfolios–Multi-Asset Real Return Portfolio	4,692,049	$40,773,904
iShares MSCI Emerging Markets Index Fund	823,693	35,237,586
SPDR S&P 500 ETF Trust	134,398	21,040,007

Total Investment Companies (cost $97,217,230)		97,051,497

Principal Amount (000)
CORPORATES—INVESTMENT GRADES–2.8%
Financial Institutions–1.7%
Banking–1.7%
Bank of America Corp. 7.375%, 5/15/14	$5,665	6,062,570
Capital One Financial Corp. 2.125%, 7/15/14	2,790	2,833,638
Citigroup, Inc. 2.65%, 3/02/15	5,500	5,651,893
Goldman Sachs Group, Inc. (The) 5.50%, 11/15/14	2,627	2,813,173
6.00%, 5/01/14	3,700	3,900,015
JPMorgan Chase & Co. 1.875%, 3/20/15	6,360	6,480,935

		27,742,224

Industrial–1.1%
Communications—Telecommunications–0.4%
Cellco Partnership/Verizon Wireless Capital LLC 5.55%, 2/01/14	1,234	1,282,563
AT&T, Inc. 5.10%, 9/15/14	5,377	5,718,025

		7,000,588

Consumer Cyclical—Automotive–0.3%
Daimler Finance North America LLC 6.50%, 11/15/13	2,766	2,868,107
Ford Motor Credit Co. LLC 7.00%, 4/15/15	2,310	2,548,949

		5,417,056

Technology–0.4%
Hewlett-Packard Co. 6.125%, 3/01/14	5,286	5,532,724

		17,950,368

Total Corporates—Investment Grades (cost $45,004,860)		45,692,592

Company	Contracts	U.S. $ Value

OPTIONS PURCHASED—PUTS–0.3%
Options on Funds and Investment Trusts – 0.2%
iShares MSCI Emerging Markets Index Expiration: Jun 2013, Exercise Price: $ 42.50(c)(d)	16,333	$1,976,293
iShares MSCI EAFE Index Expiration: Jun 2013, Exercise Price: $ 57.00(c)(d)	12,071	1,237,278

		3,213,571

Options on Equity Indices–0.1%
S&P 500 Index Expiration: Jun 2013, Exercise Price: $ 1,475.00(c)(d)	931	1,391,845

Total Options Purchased—Puts (cost $4,741,005)		4,605,416

	Shares
SHORT-TERM INVESTMENTS–19.7%
Investment Companies–17.8%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.12%(e) (cost $296,111,765)	296,111,765	296,111,765

Principal Amount (000)
U.S. Treasury Bills–1.9%
U.S. Treasury Bill Zero Coupon, 4/18/13–5/09/13	$16,875	16,873,813
Zero Coupon, 8/08/13(f)	15,475	15,469,011

Total U.S. Treasury Bills (cost $32,342,824)		32,342,824

Total Short-Term Investments (cost $328,454,589)		328,454,589

Total Investments—97.1% (cost $1,556,520,080)		1,611,797,701

Other assets less liabilities—2.9%		47,426,348

Net Assets—100.0%		$1,659,224,049

48	Sanford C. Bernstein Fund, Inc.

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2013	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
ASX SPI 200 Index Futures	57	June 2013	$7,498,033	$7,369,237	$(128,796)
Euro Stoxx 50 Index Futures	1,081	June 2013	36,645,769	35,390,285	(1,255,484)
FTSE 100 Index Futures	254	June 2013	24,898,090	24,511,064	(387,026)
Hang Seng Index Futures	21	April 2013	3,026,671	3,018,570	(8,101)
MSCI Emerging Market Mini Futures	469	June 2013	24,631,345	24,092,530	(538,815)
Russell 2000 Mini Index Futures	114	June 2013	10,459,876	10,817,460	357,584
S&P 500 E Mini Index Futures	4,737	June 2013	360,272,524	370,125,495	9,852,971
S&P Mid Cap 400 E Mini Index Futures	190	June 2013	21,096,681	21,869,000	772,319
S&P TSE 60 Index Futures	32	June 2013	4,596,591	4,592,174	(4,417)
TOPIX Index Futures	300	June 2013	31,623,009	33,096,085	1,473,076

Sold Contracts
U.S. T-Bond 30 Yr Futures	146	June 2013	20,806,939	21,092,437	(285,498)
U.S. T-Note 2 Yr Futures	25	June 2013	5,511,286	5,511,328	(42)
U.S. T-Note 10 Yr Futures	355	June 2013	46,424,075	46,854,453	(430,378)

					$9,417,393

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Barclays Bank PLC Wholselale	USD	6,198	JPY	578,373	5/15/13	$(52,086)
BNP Paribas SA	USD	8,097	JPY	772,426	5/15/13	111,070
Citibank NA	USD	7,444	GBP	4,743	5/15/13	(238,422)
Credit Suisse International	USD	3,490	CHF	3,297	5/15/13	(15,580)
Credit Suisse International	USD	6,306	GBP	4,178	5/15/13	40,756
Deutsche Bank AG London	USD	2,497	EUR	1,917	5/15/13	(39,360)
Deutsche Bank AG London	USD	6,366	GBP	4,231	5/15/13	61,079
Goldman Sachs Capital Markets LP	USD	2,299	AUD	2,224	5/15/13	9,449
Goldman Sachs Capital Markets LP	USD	4,715	CHF	4,317	5/15/13	(164,791)
Goldman Sachs Capital Markets LP	USD	8,973	EUR	6,923	5/15/13	(96,182)
HSBC BankUSA	USD	5,334	CAD	5,329	5/15/13	(92,724)
Royal Bank of Scotland PLC	AUD	3,403	USD	3,485	5/15/13	(46,888)
Royal Bank of Scotland PLC	CHF	2,883	USD	3,143	5/15/13	104,868
Royal Bank of Scotland PLC	EUR	6,262	USD	8,371	5/15/13	341,549
Royal Bank of Scotland PLC	GBP	3,313	USD	5,232	5/15/13	199,089
Royal Bank of Scotland PLC	JPY	578,373	USD	6,233	5/15/13	86,951
Royal Bank of Scotland PLC	USD	1,824	CHF	1,722	5/15/13	(8,886)
Royal Bank of Scotland PLC	USD	5,803	EUR	4,485	5/15/13	(52,623)
Royal Bank of Scotland PLC	USD	4,694	JPY	450,577	5/15/13	93,781
State Street Bank & Trust Co.	EUR	1,499	USD	2,003	5/15/13	81,265
UBS AG	USD	11,700	EUR	8,732	5/15/13	(503,252)
Westpac Banking Corp.	USD	6,965	AUD	6,762	5/15/13	52,812

						$(128,125)

2013 Semi-Annual Report	49

Schedule of Investments (continued)

CALL OPTIONS WRITTEN (see Note 3)
Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value

S&P 500 Index(d)	931	$1,750.00	December 2013	$547,922	$(898,415)

CREDIT DEFAULT SWAP CONTRACTS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)

Sale Contracts
Barclays Bank PLC:
ITRAXX-XOVERS18V1-5 Year Index, 12/20/17*	5.00%	4.19%	EUR	10,370	$452,303	$253,037	$199,266
BNP Paribas:
CDX-NAHY-Series 19 5 Year Index, 12/20/17*	5.00	3.97		$15,294	665,926	216,476	449,450
ITRAXX-XOVERS18V 1-5 Year Index, 12/20/17*	5.00	4.19	EUR	280	12,213	8,142	4,071
Deutsche Bank AG:
CDX-NAHY-Series 19 5 Year Index, 12/20/17*	5.00	3.97		$10,196	443,951	186,171	257,780
Goldman Sachs International:
CDX-NAHY-Series 19 5 Year Index, 12/20/17*	5.00	3.97		2,160	94,050	39,489	54,561

					$1,668,443	$703,315	$965,128

*	Termination date

TOTAL RETURN SWAP CONTRACTS (See Note 3)
Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)

Receive Total Return on Reference Index
Receive	MSCI Daily TR Gross Ex USA USD	163,959	0.34%	$26,033	5/15/13	Deutsche Bank AG	$3,081,212
Receive	MSCI Daily TR Gross Ex USA USD	77,432	0.61%	36,314	1/15/14	JPMorgan Chase Bank, NA	(632,372)

							$2,448,840

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2013, the market value of this security amounted to $1,857,058 or 0.1% of net assets.
(b)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(c)	Non-income producing security.
(d)	One contract relates to 100 shares.
(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.
(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $928,640.

As of March 31, 2013, the Fund held 10.0% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Currency Abbreviation

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

USD—United States Dollar

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

50	Sanford C. Bernstein Fund, Inc.

ASX—Australian Stock Exchange

CCD—Community College District

CDA—Community Development Authority

CDX-NAHY—North American High Yield Credit Default Swap Index

COP—Certificate of Participation

DOT—Department of Transportation

EAFE—Europe, Australia, and Far East

EDA—Economic Development Agency

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

FTSE—Financial Times Stock Exchange

GO—General Obligation

IDA—Industrial Development Authority/Agency

IDB—Industrial Development Board

ISD—Independent School District

MSCI—Morgan Stanley Capital International

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring Financial Guaranty Insurance Company

PCR—Pollution Control Revenue Bond

PFA—Public Finance Authority

PFC—Passenger Facility Charge

PUD—Public Utility District

SD—School District

TOPIX—Tokyo Price Index

TSE—Tokyo Stock Exchange

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

2013 Semi-Annual Report	51

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay C Portfolio

March 31, 2013 (Unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS–61.4%
Long-Term Municipal Bonds–61.4%
California–50.2%
Bay Area Toll Auth CA 5.00%, 4/01/24	$6,500	$7,854,015
California Dept Wtr Res Pwr Series 2010 5.00%, 5/01/13	4,680	4,697,597
Series 2010L 5.00%, 5/01/17	5,410	6,331,648
Series 2010M 5.00%, 5/01/15	1,815	1,987,570
Series 2011N 5.00%, 5/01/13	4,920	4,938,499
California DOT Fed Hwy Grant NPFGC-RE Series A 5.00%, 2/01/14	1,300	1,351,584
California Econ Recovery (California Econ Rec Spl Tax) 5.25%, 7/01/13	1,670	1,690,558
Series 2009 A 5.00%, 7/01/17	2,115	2,483,010
Series 2009A 5.00%, 7/01/19	5,040	6,158,275
Series A 5.00%, 7/01/20	2,600	3,142,178
AGM Series 2004A 5.25%, 7/01/13	1,930	1,953,758
NPFGC Series A 5. 25%, 7/01/13	2,695	2,728,175
California GO 5.00%, 2/01/21	2,185	2,654,185
Series 2011A 5.00%, 10/01/20	1,500	1,830,420
NPFGC-RE 5.00%, 11/01/23	3,200	3,690,624
California Hlth Fac Fin Auth (Cedars-Sinai Med Ctr) 3.00%, 8/15/13	1,810	1,828,100
California Infra & Eco Dev Bk (Broad Collection) Series 2011A 5.00%, 6/01/21	3,000	3,730,680
California Infra & Eco Dev Bk (Workers Comp Spl Assmt) AMBAC 5.25%, 10/01/13	6,220	6,375,127
California Mun Fin Auth (UTS BioEnergy LLC) Series 2011A-2 3.95%, 12/01/15(a)	355	360,368
	Principal Amount (000)	U.S. $ Value

California Pub Wks Brd (Univ of California Lease) 5.00%, 12/01/23(b)	$3,215	$3,932,620
Series 2010C1 5.00%, 3/01/21	1,500	1,814,925
California State Univ Series 2011A 5.25%, 11/01/26	2,035	2,438,540
California Statewide CDA (California General Fund Obl) Series 2009 5.00%, 6/15/13	3,925	3,962,484
California Statewide CDA (Odd Fellows Home) Series 2012A 5.00%, 4/01/21	1,000	1,149,650
Chino Basin CA Reg Fin Auth (Inland Empire Utilities Agency) Series 2010A 5.00%, 8/01/20–8/01/21	7,430	8,842,397
Contra Costa CA Wtr Dist Series 2011P 4.00%, 10/01/13	3,715	3,784,731
Golden St Tobacco Sec CA 5.625%, 6/01/13 (Pre-refunded/ETM)	1,005	1,013,874
6.25%, 6/01/13 (Pre-refunded/ETM)	5,790	5,846,974
Series B 5.50%, 6/01/43 (Pre-refunded/ETM)	2,125	2,143,339
Livermore-Amador Vy Wtr CA 5.00%, 8/01/14	2,910	3,079,449
Long Beach CA Bond Fin Auth (Long Beach CA Lease Aquarium) 5.00%, 11/01/22	1,460	1,711,894
Long Beach CA Harbor Series B 5.00%, 5/15/22	2,000	2,375,680
NPFGC-RE Series 1998A 6.00%, 5/15/18	3,305	4,038,446
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) Series 2010A 5.00%, 5/15/25	1,500	1,753,710
Series 2010D 5.25%, 5/15/28	4,145	4,807,620
Los Angeles CA Harbor Dept 5.00%, 8/01/19	1,500	1,800,720
Los Angeles CA Lease Judgement Bds Series 2010A 5.00%, 6/01/13	2,000	2,014,600
Los Angeles CA USD COP 5.00%, 12/01/13	3,205	3,301,567
AMBAC Series 2007A 5.00%, 10/01/16	105	119,155
Los Angeles CA USD GO Series 2010KRY 5.25%, 7/01/25	160	191,562

52	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value

Series 2011A-1 4.00%, 7/01/14	$3,090	$3,232,696
AGM 5.00%, 7/01/13 (Pre-refunded/ETM)	3,500	3,541,125
AGM Series A 5.25%, 7/01/13 (Pre-refunded/ETM)	1,100	1,113,596
Los Angeles Cnty CA Met Trnsp Auth (Los Angeles Cnty CA MTA Sales Tax) Series 2011A 4.00%, 7/01/13	1,485	1,498,810
Series 2012B 5.00%, 7/01/24	7,400	8,945,416
Orange Cnty CA Santn COP Series 2011A 3.00%, 8/01/13	2,050	2,069,003
4.00%, 8/01/14	3,095	3,249,162
Port of Oakland CA Series 2012P 5.00%, 5/01/24-5/01/25	6,405	7,402,986
NPFGC Series 2007A 5.00%, 11/01/13	1,815	1,862,263
Sacramento CA USD GO 5.00%, 7/01/25	2,380	2,736,524
San Diego CA Pub Fac Fin Auth (San Diego CA Swr) 5.00%, 5/15/21–5/15/22	7,310	8,774,869
San Diego Cnty CA Wtr Auth 5.00%, 5/01/24	3,250	3,904,062
Series 2011A 5.00%, 5/01/25	1,610	1,920,907
San Francisco CA Bay Area Rapid Transit (San Francisco City/Cnty CA Sales Tax) 5.00%, 7/01/27	2,000	2,322,180
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) 4.00%, 5/01/13	3,000	3,008,250
5.00%, 5/01/27	1,270	1,481,493
Series 2009C-2 5.00%, 5/01/25	500	585,435
Series 2011B 4.00%, 5/01/13	1,660	1,664,698
Series 2011G 5.00%, 5/01/24	2,470	2,940,980
NPFGC-RE Series 2006 32F 5.25%, 5/01/18	675	812,228
San Francisco City & Cnty CA Pub Util Commn Series 2006A 5.00%, 11/01/13 (Pre-refunded/ETM)	2,110	2,168,574
5.00%, 11/01/13	1,135	1,166,303
Series 2011A 5.00%, 11/01/24	5,385	6,534,267
South Placer CA Wstwtr Auth Series 2011C 5.25%, 11/01/22–11/01/24	8,675	10,525,506
	Principal Amount (000)	U.S. $ Value

Southern CA Pub Pwr Auth 4.00%, 7/01/13	$3,285	$3,315,156
5.00%, 7/01/13	2,515	2,544,224
Southern CA Pub Pwr Auth (Los Angeles CA Dept W&P Pwr) 5.00%, 7/01/23	5,190	6,285,661
Univ of California 5.00%, 5/15/18	2,555	3,069,168
Series 2013A 5.00%, 5/15/19	1,190	1,454,335
Upper Santa Clara Vy CA Jt Pwr Series 2011A 5.00%, 8/01/25	1,790	2,109,766
Vista CA USD GO 5.00%, 8/01/23-8/01/25	4,240	5,095,031

		233,244,982

Colorado–0.4%
Plaza Met Dist #1 CO 5.00%, 12/01/22	690	757,572
Regional Trnsp Dist CO (Denver Transit Partners) 5.00%, 7/15/22	1,150	1,308,297

		2,065,869

Florida–1.7%
Citizens Ppty Ins Corp. FL Series 2010A 5.00%, 6/01/13-6/01/16	3,080	3,170,336
Series 2011A-1 5.00%, 6/01/19	2,035	2,405,289
Florida Brd of Ed Lottery Series 2010 C 5.00%, 7/01/17	150	175,621
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/16	1,500	1,705,500
Seminole Tribe of FL (Seminole Tribe of FL Gaming) 5.125%, 10/01/17(c)	445	465,572

		7,922,318

Illinois–2.5%
Chicago IL O’Hare Intl Arpt (O’hare Intl Arpt) Series 2011B 5.00%, 1/01/19	4,390	5,208,603
Cook Cnty IL GO Series 2012C 5.00%, 11/15/25	3,265	3,803,921
Illinois Finance Auth (Greenfields of Geneva) Series 2010C 6.25%, 2/15/16	100	100,068
Illinois Finance Auth (Illinois Institute of Technology) 5.00%, 4/01/18	550	567,886

2013 Semi-Annual Report	53

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

Illinois Finance Auth (Park Place of Elmhurst) 6.25%, 8/15/15	$460	$461,044
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	285	285,636
Illinois GO 5.00%, 8/01/15 Series 2010	1,000	1,090,100
5.00%, 1/01/18	160	182,006

		11,699,264

Massachusetts–2.1%
Massachusetts GO Series 2011A 5.00%, 4/01/25	8,090	9,683,326

New Jersey–1.4%
New Jersey EDA (New Jersey Cigarette Tax) 5.00%, 6/15/16	2,700	3,007,584
New Jersey Turnpike Auth (New Jersey Turnpike) AGM Series 2005D-3 5.25%, 1/01/26	2,735	3,324,283

		6,331,867

Puerto Rico–2.5%
Puerto Rico Elec Pwr Auth Series 2007V V 5.50%, 7/01/20	1,150	1,261,274
Series 2010AAA 5.25%, 7/01/21	2,400	2,558,928
Series 2010ZZ 5.25%, 7/01/22	1,215	1,279,152
Puerto Rico GO NPFGC 6.00%, 7/01/14	1,000	1,049,390
6.50%, 7/01/15	2,860	3,093,691
Puerto Rico IND Tour Ed Med Envrn Auth (Inter American Univ of Puerto Rico) 5.00%, 10/01/19	1,000	1,115,350
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.50%, 8/01/23	1,030	1,141,652

		11,499,437

Washington–0.6%
Port of Seattle WA 5.00%, 2/01/18	2,405	2,802,883
Total Municipal Obligations (cost $272,027,601)		285,249,946

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES–5.3%
Funds and Investment Trusts–5.3%
AllianceBernstein Pooling Portfolios–Multi-Asset Real Return Portfolio	1,236,783	$10,747,648
iShares MSCI EAFE Index Fund	2	118
iShares MSCI Emerging Markets Index Fund	204,746	8,759,034
SPDR S&P 500 ETF Trust	34,150	5,346,182
Total Investment Companies (cost $24,897,307)		24,852,982

	Principal Amount (000)
CORPORATES—INVESTMENT GRADES–3.0%
Financial Institutions–1.7%
Banking–1.3%
Capital One Financial Corp. 2.125%, 7/15/14	$662	672,354
Citigroup, Inc. 5.50%, 4/11/13	1,432	1,433,670
Goldman Sachs Group, Inc. (The) 5.15%, 1/15/14	1,408	1,457,306
JPMorgan Chase & Co. 1.875%, 3/20/15	1,000	1,019,015
Morgan Stanley 1.75%, 2/25/16	1,559	1,571,140

		6,153,485

Finance–0.4%
General Electric Capital Corp. 2.15%, 1/09/15	1,485	1,522,839

		7,676,324

Industrial–1.1%
Consumer Cyclical—Automotive–0.3%
Daimler Finance North America LLC 6.50%, 11/15/13	824	854,418
Ford Motor Credit Co. LLC 7.00%, 4/15/15	677	747,029

		1,601,447

Technology–0.6%
International Business Machines Corp. 0.55%, 2/06/15	1,515	1,517,330
Hewlett-Packard Co. 6.125%, 3/01/14	1,372	1,436,038

		2,953,368

Consumer Cyclical—Entertainment–0.2%
Viacom, Inc. 1.25%, 2/27/15	760	765,343

		5,320,158

54	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value

Utility–0.2%
Electric–0.2%
Exelon Generation Co. LLC 5.35%, 1/15/14	$700	$725,657

Total Corporates–Investment Grades (cost $13,561,597)		13,722,139

	Contracts
OPTIONS PURCHASED—PUTS–0.3%
Options on Funds and Investment Trusts–0.2%
iShares MSCI Emerging Markets Index Expiration: Jun 2013, Exercise Price: $ 42.50(d)(e)	4,456	539,176
iShares MSCI EAFE Index Expiration: Jun 2013, Exercise Price: $ 57.00(d)(e)	3,294	337,635

		876,811

Options on Equity Indices–0.1%
S&P 500 Index Expiration: Jun 2013, Exercise Price: $ 1,475.00(d)(e)	254	379,730

Total Options Purchased—Puts (cost $1,293,531)		1,256,541

SHORT-TERM INVESTMENTS–26.9%
Investment Companies–24.9%
AllianceBernstein Fixed-Income Shares, Inc.– Government STIF Portfolio, 0.12%(f) (cost $115,556,968)	115,556,968	$115,556,968

	Principal Amount (000)	U.S. $ Value
U.S. Treasury Bills–2.0%
U.S. Treasury Bill Zero Coupon, 4/18/13–5/09/13	$4,550	4,549,683
Zero Coupon, 4/04/13–8/08/13	4,600	4,598,410

Total U.S. Treasury Bills (cost $9,148,093)		9,148,093

Total Short-Term Investments (cost $124,705,061)		124,705,061

Total Investments—96.9% (cost $436,485,097)		449,786,669

Other assets less liabilities—3.1%		14,536,332

Net Assets—100.0%		$464,323,001

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2013	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
ASX SPI 200 Index Futures	15	June 2013	$1,975,647	$1,939,273	$(36,374)
Euro Stoxx 50 Index Futures	312	June 2013	10,577,368	10,214,402	(362,966)
FTSE 100 Index Futures	72	June 2013	7,057,990	6,948,018	(109,972)
Hang Seng Index Futures	4	April 2013	576,509	574,966	(1,543)
MSCI Emerging Market Mini Futures	154	June 2013	8,088,781	7,910,980	(177,801)
Russell 2000 Mini Index Futures	31	June 2013	2,847,561	2,941,590	94,029
S&P 500 E Mini Index Futures	1,325	June 2013	100,777,001	103,528,875	2,751,874
S&P Mid Cap 400 E Mini Index Futures	51	June 2013	5,665,185	5,870,100	204,915
S&P TSE 60 Index Futures	10	June 2013	1,437,698	1,435,054	(2,644)
TOPIX Index Futures	85	June 2013	8,955,343	9,377,224	421,881

Sold Contracts
U.S. T-Bond 30 Yr Futures	7	June 2013	997,593	1,011,281	(13,688)

					$2,767,711

2013 Semi-Annual Report	55

Schedule of Investments (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	USD	484	EUR	371	5/15/13	$(8,152)
Barclays Bank PLC Wholesale	USD	2,238	JPY	207,167	5/15/13	(37,041)
BNP Paribas SA	USD	1,841	JPY	175,624	5/15/13	25,254
Citibank, NA	USD	2,207	GBP	1,406	5/15/13	(70,677)
Credit Suisse International	USD	1,018	CHF	962	5/15/13	(4,546)
Credit Suisse International	USD	1,710	GBP	1,133	5/15/13	11,052
Deutsche Bank AG London	USD	1,813	GBP	1,205	5/15/13	17,877
Deutsche Bank AG London	USD	599	JPY	55,539	5/15/13	(8,517)
Goldman Sachs Capital Markets LP	USD	609	AUD	589	5/15/13	2,502
Goldman Sachs Capital Markets LP	USD	1,529	CHF	1,400	5/15/13	(53,442)
Goldman Sachs Capital Markets LP	USD	2,731	EUR	2,107	5/15/13	(29,273)
HSBC Bank USA	USD	1,469	CAD	1,468	5/15/13	(25,543)
Royal Bank of Scotland PLC	AUD	937	USD	960	5/15/13	(12,910)
Royal Bank of Scotland PLC	CHF	922	USD	1,005	5/15/13	33,537
Royal Bank of Scotland PLC	EUR	1,580	USD	2,112	5/15/13	86,178
Royal Bank of Scotland PLC	GBP	878	USD	1,387	5/15/13	52,762
Royal Bank of Scotland PLC	JPY	207,167	USD	2,233	5/15/13	31,145
Royal Bank of Scotland PLC	USD	465	CHF	439	5/15/13	(2,265)
Royal Bank of Scotland PLC	USD	1,617	EUR	1,250	5/15/13	(14,666)
Royal Bank of Scotland PLC	USD	1,338	JPY	128,389	5/15/13	26,722
State Street Bank & Trust Co.	EUR	447	USD	597	5/15/13	24,233
State Street Bank & Trust Co.	USD	499	EUR	373	5/15/13	(21,135)
UBS AG	USD	2,796	EUR	2,087	5/15/13	(120,280)
Westpac Banking Corp.	USD	2,066	AUD	2,005	5/15/13	14,935

						$(82,250)

CALL OPTIONS WRITTEN (see Note 3)
Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value

S&P 500 Index(e)	254	$ 1,750.00	December 2013	$149,603	$(245,110)

CREDIT DEFAULT SWAP CONTRACTS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)

Sale Contracts
Barclays Bank PLC:
iTraxx-XOVER Series 18 5 Year Index, 12/20/17*	5.00%	4.19%	EUR	2,775	$121,036	$67,712	$53,324
BNP Paribas:
CDX-NAHY Series 19 5 Year Index, 12/20/17*	5.00	3.97		$4,096	178,347	57,977	120,370
iTraxx-XOVER Series 18 5 Year Index, 12/20/17*	5.00	4.19	EUR	5	218	173	45
Deutsche Bank AG:
CDX-NAHY Series 19 5 Year Index, 12/20/17*	5.00	3.97		$2,730	118,869	49,847	69,022
Goldman Sachs International:
CDX-NAHY Series 19 5 Year Index, 12/20/17*	5.00	3.97		394	17,155	7,203	9,952

					$435,625	$182,912	$252,713

*	Termination date

56	Sanford C. Bernstein Fund, Inc.

TOTAL RETURN SWAP CONTRACTS (See Note 3)
Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)

Receive Total Return on Reference Index
Receive	MSCI Daily TR Net Ex USA USD	40,112	0.34%	$6,369	5/15/13	Deutsche Bank AG	$753,808
Receive	MSCI Daily TR Gross Ex USA USD	1,805	0.51%	702	8/15/13	Goldman Sachs International	127,360
Receive	MSCI Daily TR Gross Ex USA USD	19,068	0.61%	8,942	1/15/14	JPMorgan Chase Bank, NA	(155,725)

							$725,443

(a)	When-Issued or delayed delivery security.
(b)	Floating Rate Security. Stated interest rate was in effect at March 31, 2013.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2013, the market value of this security amounted to $465,572 or 0.1% of net assets.
(d)	Non-income producing security.
(e)	One contract relates to 100 shares.
(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of March 31, 2013, the Fund held 9.7% of net assets in insured bonds (of this amount 10.4% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

USD—United States Dollar

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

ASX—Australian Stock Exchange

CDA—Community Development Authority

CDX-NAHY—North American High Yield Credit Default Swap Index

COP—Certificate of Participation

DOT—Department of Transportation

EAFE—Europe, Australia, and Far East

EDA—Economic Development Agency

ETM—Escrowed to Maturity

FTSE—Financial Times Stock Exchange

GO—General Obligation

MSCI—Morgan Stanley Capital International

MTA—Metropolitan Transportation Authority

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring Financial Guaranty Insurance Company

TOPIX—Tokyo Price Index

TSE—Tokyo Stock Exchange

USD—Unified School District

See notes to financial statements.

2013 Semi-Annual Report	57

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay N Portfolio

March 31, 2013 (Unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS–64.6%
Long-Term Municipal Bonds–64.6%
New York–50.3%
Albany Cnty NY Arpt Auth AGM Series 2010A 5.00%, 12/15/22–12/15/23	$3,555	$4,105,511
Buffalo NY GO Series 2011A 4.00%, 12/01/13	4,280	4,379,296
Hempstead Town NY GO 4.00%, 8/15/15	2,570	2,787,705
Long Island Pwr Auth NY Series 2010A 5.00%, 5/01/15	2,780	3,030,978
NPFGC-RE Series 06A 5.00%, 12/01/19	1,335	1,475,215
Metropolitan Trnsp Auth NY 5.00%, 11/15/25	1,000	1,173,270
Series 2011C 5.00%, 11/15/25	6,505	7,555,883
Series B 5.00%, 11/15/15	130	144,936
Series B-1-REMK 5.00%, 11/15/15	1,400	1,560,846
AMBAC 5.50%, 11/15/16	1,730	2,017,249
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) Series 2012 A
5.00%, 11/15/23–11/15/26	9,840	11,943,780
Nassau Cnty NY GO 4.00%, 10/01/13	2,090	2,127,118
5.00%, 4/01/20	2,050	2,449,566
Nassau Cnty NY Interim Fin Auth (Nassau Cnty NY Sales Tax) Series 2012A 5.00%, 11/15/16	9,035	10,444,550
New York NY GO 5.00%, 8/01/13–8/01/16	9,120	9,890,076
Series 2010B 5.00%, 8/01/19	1,275	1,547,697
Series 2010H-2 5.00%, 6/01/19	1,220	1,476,761
Series 2012I 5.00%, 8/01/16	2,430	2,773,942
AMBAC 5.00%, 8/01/15	2,860	3,160,271
New York NY IDA (Terminal One Group Assn) 5.50%, 1/01/14	1,070	1,106,990
	Principal Amount (000)	U.S. $ Value

New York NY Mun Wtr Fin Auth 5.00%, 6/15/26	$8,070	$9,570,294
Series FF 5.00%, 6/15/25	500	593,835
New York NY Trnsl Fin Auth 5.00%, 11/01/13–11/01/18	8,695	9,932,696
Series 2010I-2 5.00%, 11/01/19	2,000	2,452,320
Series 2011D-1 3.00%, 11/01/13	1,500	1,524,420
Series 2012B 5.00%, 11/01/24	5,765	7,046,156
New York St Dormitory Auth (Fordham Univ) Series 2011B 5.00%, 7/01/41	5,000	5,647,100
New York St Dormitory Auth (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/18	645	757,011
New York St Dormitory Auth (New York St Lease Svc Contract) 5.00%, 7/01/13	2,205	2,230,909
Series 2009 A 5.00%, 7/01/24	3,440	3,955,690
New York St Dormitory Auth (New York St Pers Income Tax)
5.00%, 3/15/14–3/15/18	7,805	8,842,494
Series 2012 5.00%, 12/15/21	2,100	2,621,619
Series 2012A 5.00%, 12/15/25	1,970	2,388,034
New York St Dormitory Auth (State Univ of New York) Series 2012A
5.00%, 7/01/26	1,965	2,343,125
New York St Loc Gov Asst Corp. 5.00%, 4/01/13–4/01/16	5,910	6,410,116
Series 2011A 5.00%, 4/01/14	2,000	2,095,120
New York St Thruway Auth (New York St Pers Income Tax) Series 2010A 5.00%, 3/15/25	4,500	5,440,455
New York St Thruway Auth (New York St Thruway Auth Ded Tax) Series 2011A 4.00%, 4/01/13	3,335	3,335,000
5.00%, 4/01/23	1,590	1,900,575
AGM Series 5B 5.00%, 4/01/14	3,910	4,095,960
AMBAC Series 2005B 5.50%, 4/01/ 20	2,400	3,017,040
New York St UDC (New York St Pers Income Tax)
Series 2011A 5.00%, 3/15/15	3,000	3,269,640

58	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value

Port Authority of NY & NJ Series 2012 4.00%, 12/01/14	$2,175	$2,306,740
NPFGC-RE 5.00%, 12/01/13	3,100	3,196,348
XLCA 5.00%, 10/01/19	1,000	1,108,630
Schenectady Cnty NY Cap Res (Ellis Hospital) 1.75%, 2/15/18	1,785	1,794,139
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) 5.00%, 6/01/14	3,250	3,425,338
Triborough Brdg & Tunl Auth NY NPFGC 5.50%, 11/15/20	5,200	6,563,596
Troy Res Corp. (Rensselaer Polytechnic Institute) Series 2010B 5.00%, 9/01/19–9/01/20	1,540	1,841,982
Westchester Cnty Hlth Care Corp. NY Series 2010B 5.00%, 11/01/13	1,520	1,556,799

		186,414,821

Arizona–0.8%
Phoenix AZ Civic Impt Corp. (Phoenix AZ Civic Impt Airport) 5.00%, 7/01/22	2,575	3,072,413

California–0.7%
California Statewide CDA (California General Fund Obl) 4.00%, 6/15/13	2,300	2,317,365
Series 2009
5.00%, 6/15/13	100	100,955

		2,418,320

Colorado–1.6%
Denver CO City & Cnty Arpt (Denver Intl Airport) 5.75%, 11/15/20	3,150	3,922,664
Plaza Met Dist #1 CO 5.00%, 12/01/22	600	658,758
Regional Trnsp Dist Co. (Denver Transit Partners) 5.375%, 7/15/25	1,100	1,256,585

		5,838,007

District of Columbia–0.7%
Metro Washington Arpt Auth VA 5.00%, 10/01/21	2,100	2,450,532

Florida–3.0%
Broward Cnty FL Sch Brd COP 5.00%, 7/01/18	3,500	4,098,185
	Principal Amount (000)	U.S. $ Value

Citizens Ppty Ins Corp. FL Series 2010A 5.00%, 6/01/13-6/01/16	$2,155	$2,304,497
Florida Brd of Ed Lottery Series 2010C 5.00%, 7/01/18	170	202,927
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/16	1,885	2,143,245
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) AGM Series 2010A
5.00%, 10/01/17	1,710	1,949,999
Seminole Tribe of FL (Seminole Tribe of FL Gaming) 5.125%, 10/01/17(a)	400	418,492

		11,117,345

Illinois–1.5%
Illinois Finance Auth (Greenfields of Geneva) Series 2010C 6.25%, 2/15/16	85	85,058
Illinois Finance Auth (Illinois Institute of Technology) 5.00%, 4/01/18	475	490,447
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	255	255,569
Illinois GO 5.00%, 8/01/15	2,320	2,529,032
Series 2010
5.00%, 1/01/18	160	182,006
Illinois Sales Tax Series 2010
5.00%, 6/15/20	1,685	2,071,825

		5,613,937

New Jersey–0.8%
New Jersey Turnpike Auth (New Jersey Turnpike) AGM Series 2005D-3 5.25%, 1/01/26	2,555	3,105,500

Pennsylvania–1.3%
Philadelphia PA Parking Auth (Philadelphia Airport Parking) 5.25%, 9/01/23	200	229,556
Pittsburgh-Allegheny PA Sprts-Exhib Auth (Pittsburgh-Allegheny Cnty PA Hotel Tax) AGM 5.00%, 2/01/24	4,000	4,567,800

		4,797,356

2013 Semi-Annual Report	59

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

Puerto Rico–2.2%
Puerto Rico Elec Pwr Auth 5.50%, 7/01/18	$1,350	$1,485,054
Series 2003NN
5.50%, 7/01/20	1,660	1,820,621
Series 2010ZZ
5.25%, 7/01/22	705	742,224
Puerto Rico GO NPFGC 5.50%, 7/01/16	1,945	2,076,774
Puerto Rico Pub Bldgs Auth (Puerto Rico Go) 5.75%, 7/01/20 XLCA	1,715	1,862,696
5.25%, 7/01/13	100	100,831

		8,088,200

Tennessee–1.0%
Memphis Shelby Cnty Arpt Auth TN (Memphis Intl Airport) 4.00%, 7/01/13	3,595	3,627,894

Washington–0.7%
Port of Seattle WA 5.00%, 2/01/21	2,300	2,766,210

Total Municipal Obligations (cost $229,530,131)		239,310,535

	Shares

INVESTMENT COMPANIES–5.8%
Funds and Investment Trusts–5.8%
AllianceBernstein Pooling Portfolios–Multi-Asset Real Return Portfolio	1,032,406	8,971,604
iShares MSCI Emerging Markets Index Fund	181,053	7,745,447
SPDR S&P 500 ETF Trust	30,674	4,802,015

Total Investment Companies (cost $21,553,281)		21,519,066

	Principal Amount (000)
CORPORATES—INVESTMENT GRADES–2.4%
Financial Institutions–1.7%
Banking–1.4%
Bank of America Corp. 1.50%, 10/09/15	$1,406	1,410,644
Capital One Financial Corp. 2.125%, 7/15/14	620	629,697
Citigroup, Inc. 2.65%, 3/02/15	1,212	1,245,472
Goldman Sachs Group, Inc. (The) 5.50%, 11/15/14	584	625,388

JPMorgan Chase & Co. 1.875%, 3/20/15	$1,275	$1,299,244

		5,210,445

Finance–0.3%
General Electric Capital Corp. 5.90%, 5/13/14	1,150	1,218,503

		6,428,948

Industrial–0.5%
Consumer Cyclical—Automotive–0.1%
Daimler Finance North America LLC 6.50%, 11/15/13	610	632,518

Consumer Cyclical—Entertainment–0.2%
Viacom, Inc. 1.25%, 2/27/15	640	644,499

Consumer Non-Cyclical–0.2%
Actavis, Inc. 1.875%, 10/01/17	665	672,756

		1,949,773

Utility–0.2%
Electric–0.2%
Exelon Generation Co. LLC 5.35%, 1/15/14	587	608,515

Total Corporates–Investment Grades (cost $8,869,932)		8,987,236

	Contracts

OPTIONS PURCHASED—PUTS–0.3%
Options on Funds and Investment Trusts–0.2%
iShares MSCI Emerging Markets Index Expiration: Jun 2013, Exercise Price: $ 42.50(b)(c)	3,667	443,707
iShares MSCI EAFE Index Expiration: Jun 2013, Exercise Price: $ 57.00(b)(c)	2,710	277,775

		721,482

Options on Equity Indices–0.1%
S&P 500 Index Expiration: Jun 2013, Exercise Price: $ 1,475.00(b)(c)	209	312,455

Total Options Purchased (cost $1,064,361)		1,033,937

60	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–23.2%
Investment Companies–21.5%
AllianceBernstein Fixed-Income Shares, Inc.– Government STIF Portfolio, 0.12%(d) (cost $79,503,292)	79,503,292	$79,503,292

	Principal Amount (000)	U.S. $ Value

U.S. Treasury Bill–1.7%
U.S. Treasury Bill Zero Coupon, 4/18/13–8/08/13 (cost $6,368,612)	$6,370	$6,368,612

Total Short-Term Investments (cost $85,871,904)		85,871,904

Total Investments—96.3% (cost $346,889,609)		356,722,678

Other assets less liabilities—3.7%		13,857,803

Net Assets—100.0%		$370,580,481

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
ASX SPI 200 Index Futures	14	June 2013	$1,841,959	$1,809,988	$(31,971)
Euro Stoxx 50 Index Futures	238	June 2013	8,068,137	7,791,756	(276,381)
FTSE 100 Index Futures	56	June 2013	5,489,664	5,404,014	(85,650)
Hang Seng Index Futures	5	April 2013	720,636	718,707	(1,929)
MSCI Emerging Market Mini Futures	108	June 2013	5,671,294	5,547,960	(123,334)
Russell 2000 Mini Index Futures	25	June 2013	2,294,953	2,372,250	77,297
S&P 500 E Mini Index Futures	1,052	June 2013	80,010,910	82,198,020	2,187,110
S&P Mid Cap 400 E Mini Index Futures	41	June 2013	4,552,793	4,719,100	166,307
S&P TSE 60 Index Futures	7	June 2013	1,005,538	1,004,538	(1,000)
TOPIX Index Futures	68	June 2013	7,170,032	7,501,779	331,747

Sold Contracts
U.S. T-Bond 30 Yr Futures	30	June 2013	4,275,399	4,334,063	(58,664)
U.S. T-Note 10 Yr (CBT) Futures	76	June 2013	9,937,638	10,030,812	(93,174)

					$2,090,358

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	USD	372	EUR	285	5/15/13	$(6,262)
Barclays Bank PLC Wholesale	USD	1,312	JPY	122,413	5/15/13	(11,024)
BNP Paribas SA	USD	1,430	JPY	136,448	5/15/13	19,620
Citibank NA	USD	1,621	GBP	1,033	5/15/13	(51,927)
Credit Suisse International	USD	812	CHF	767	5/15/13	(3,624)
Credit Suisse International	USD	1,363	GBP	903	5/15/13	8,809
Deutsche Bank AG London	USD	1,537	GBP	1,022	5/15/13	15,859
Goldman Sachs Capital Markets LP	USD	491	AUD	475	5/15/13	2,018
Goldman Sachs Capital Markets LP	USD	1,022	CHF	936	5/15/13	(35,730)
Goldman Sachs Capital Markets LP	USD	2,250	EUR	1,736	5/15/13	(24,118)
HSBC BankUSA	USD	1,147	CAD	1,146	5/15/13	(19,940)
Royal Bank of Scotland PLC	AUD	718	USD	735	5/15/13	(9,893)

2013 Semi-Annual Report	61

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC	CHF	662	USD	722	5/15/13	$24,080
Royal Bank of Scotland PLC	EUR	1,446	USD	1,933	5/15/13	78,869
Royal Bank of Scotland PLC	GBP	798	USD	1,260	5/15/13	47,954
Royal Bank of Scotland PLC	JPY	122,413	USD	1,319	5/15/13	18,403
Royal Bank of Scotland PLC	USD	370	CHF	349	5/15/13	(1,801)
Royal Bank of Scotland PLC	USD	1,317	EUR	1,018	5/15/13	(11,944)
Royal Bank of Scotland PLC	USD	1,054	JPY	101,132	5/15/13	21,049
State Street Bank & Trust Co.	AUD	62	USD	64	5/15/13	(840)
State Street Bank & Trust Co.	CAD	57	USD	56	5/15/13	(535)
State Street Bank & Trust Co.	EUR	329	USD	440	5/15/13	17,836
State Street Bank & Trust Co.	JPY	8,971	USD	97	5/15/13	1,326
State Street Bank & Trust Co.	USD	64	AUD	62	5/15/13	159
State Street Bank & Trust Co.	USD	410	JPY	39,345	5/15/13	7,727
UBS AG	USD	2,515	EUR	1,877	5/15/13	(108,177)
Westpac Banking Corp.	USD	1,516	AUD	1,472	5/15/13	11,264

						$(10,842)

CALL OPTIONS WRITTEN (see Note 3)
Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
S&P 500 Index(c)	209	$1,750.00	December 2013	$123,115	$(201,685)

CREDIT DEFAULT SWAP CONTRACTS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)

Sale Contracts
Barclays Bank PLC.:
ITRAXX-XOVER Series 18 5 Year Index, 12/20/17*	5.00%	4.19%	EUR	2,295	$100,100	$56,001	$44,099
BNP Paribas:
CDX-NAHY Series 19 5 Year Index, 12/20/17*	5.00	3.97		$3,382	147,258	47,870	99,388
BNP Paribas:
ITRAXX-XOVER Series 18 5 Year Index, 12/20/17*	5.00	4.19	EUR	55	2,399	1,601	798
Deutsche Bank AG:
CDX-NAHY Series 19 5 Year Index, 12/20/17*	5.00	3.97		$2,255	98,186	41,175	57,011
Goldman Sachs International:
CDX-NAHY Series 19 5 Year Index, 12/20/17*	5.00	3.97		473	20,596	8,648	11,948

					$368,539	$155,295	$213,244

*	Termination date

62	Sanford C. Bernstein Fund, Inc.

TOTAL RETURN SWAP CONTRACTS (See Note 3)
Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	MSCI AC World Daily TR Net Ex USA USD	35,393	0.34%	$5,620	5/15/13	Deutsche Bank AG	$665,126
Receive	MSCI Daily TR Gross Ex USA USD	62	0.51%	24	8/15/13	Goldman Sachs International	4,375
Receive	MSCI Daily TR Gross Ex USA USD	18,139	0.61%	8,507	1/15/14	JPMorgan Chase Bank, NA	(148,138)

							$521,363

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2013, the market value of this security amounted to $418,492 or 0.1% of net assets.
(b)	Non-income producing security.
(c)	One contract relates to 100 shares.
(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of March 31, 2013, the Fund held 13.0% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Currency Abbreviations:

AUD—Australian Dollar

CAD— Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

USD—United States Dollar

Glossary:

AC—All Country

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

ASX—Australian Stock Exchange

CBT—Chicago Board of Trade

CDA—Community Development Authority

CDX-NAHY—North American High Yield Credit Default Swap Index

COP—Certificate of Participation

EAFE—Europe, Australia, and Far East

FTSE—Financial Times Stock Exchange

GO—General Obligation

IDA—Industrial Development Authority/Agency

MSCI—Morgan Stanley Capital International

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring Financial Guaranty Insurance Company

TOPIX—Tokyo Price Index

TSE—Tokyo Stock Exchange

UDC—Urban Development Corporation

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

2013 Semi-Annual Report	63

Statement of Assets and Liabilities—March 31, 2013 (Unaudited)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO
ASSETS
Investments in securities at value
Unaffiliated issuers	$1,151,192,749	$2,474,638,849	$789,094,279
Affiliated issuers (a)	399,083,496	590,388,707	242,381,891
Foreign currencies, at value (cost $1,081,269, $3,348,987 and $1,765,976)	1,079,049	3,338,184	1,742,179
Cash in bank (b)	117,695	711,459	14,739,058
Receivables:
Dividends and interest	2,214,272	4,619,440	6,594,079
Investment securities sold and foreign currency transactions	5,524,985	13,759,316	7,700,755
Foreign withholding tax reclaims	169,129	410,904	952
Capital shares sold	1,370,176	6,671,538	605,261
Margin due from broker on futures contracts	0	551,448	798,007
Premium paid on credit default swap agreements	959,652	1,431,734	320,359
Unrealized appreciation of credit default swap contracts	2,429,915	2,308,588	920,441
Unrealized appreciation of forward currency exchange contracts	6,059,118	14,563,896	5,551,471

Total assets	1,570,200,236	3,113,394,063	1,070,448,732

LIABILITIES
Due to custodian	0	0	1,376
Options written, at value (premium received $1,321,380, $2,559,267 and $346,611, respectively)	2,166,425	4,195,820	568,385
Payables:
Investment securities purchased and foreign currency transactions	9,858,559	17,876,707	8,082,302
Capital shares redeemed	1,210,058	5,884,958	1,126,507
Management fee	1,176,514	2,322,378	581,488
Margin owed to broker on futures contracts	387,184	0	0
Shareholder servicing fee	217,572	398,345	111,014
Transfer Agent fee	10,390	15,129	10,268
Accrued expenses	179,805	239,628	141,278
Unrealized depreciation of forward currency exchange contracts	5,007,767	13,056,032	2,096,011
Unrealized depreciation of total return swap contracts	152,896	0	445,478
Unrealized depreciation of credit default swap contracts	10,803	0	7,108
Collateral received from broker	1,910,000	2,710,000	940,000
Premium received on credit default swap contracts	680,502	0	485,629

Total liabilities	22,968,475	46,698,997	14,596,844

NET ASSETS	$1,547,231,761	$3,066,695,066	$1,055,851,888

Cost of investments
Unaffiliated issuers	$1,034,371,927	$2,151,248,590	$788,987,064
Affiliated issuers	$401,469,932	$589,738,844	$242,769,504
NET ASSETS CONSIST OF:
Capital stock, at par	$137,644	$264,768	$95,466
Additional paid-in capital	1,488,136,731	2,880,396,780	1,001,857,426
Undistributed net investment income/(distributions in excess of net investment income)	(181,478)	6,569,655	(20,511,701)
Accumulated net realized gain (loss) on investment and foreign currency transactions	(63,605,186)	(154,484,203)	65,464,499
Net unrealized appreciation/depreciation of:
Investments, futures, swap and options written transactions	121,697,849	332,452,403	5,588,467
Foreign currency denominated assets and liabilities	1,046,201	1,495,663	3,357,731

	$1,547,231,761	$3,066,695,066	$1,055,851,888

(a) Includes investment of cash collateral of $1,910,000, $2,710,000 and $940,000, respectively, received from broker for OTC derivatives outstanding at March 31, 2013.

(b) An amount of $14,739,058 has been segregated to collateralize margin requirements for the open futures contracts outstanding at March 31, 2013 for the Overlay B Portfolio.

See Notes to Financial Statements.

64	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

NET ASSET VALUE PER SHARE
Class 1 Shares
Net Assets	$1,289,615,548	$2,370,324,857	$872,368,311
Shares of capital stock outstanding	114,750,995	204,722,447	78,873,427

Net asset value, offering and redemption price per share	$11.24	$11.58	$11.06

Class 2 Shares
Net Assets	$257,616,213	$696,370,209	$183,483,577
Shares of capital stock outstanding	22,892,689	60,045,084	16,592,871

Net asset value, offering and redemption price per share	$11.25	$11.60	$11.06

2013 Semi-Annual Report	65

Statement of Assets and Liabilities—March 31, 2013 (Unaudited) (continued)

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO
ASSETS
Investments in securities at value
Unaffiliated issuers	$1,274,912,032	$323,482,053	$268,247,782
Affiliated issuers (a)	336,885,669	126,304,616	88,474,896
Cash in bank (b)(c)	33,214,916	8,990,856	7,405,429
Receivables:
Dividends and interest	14,546,956	4,308,976	3,403,816
Capital shares sold	4,057,573	1,663,898	3,078,067
Margin due from broker on futures contracts	1,393,195	375,819	304,545
Premium paid on credit default swap agreements	703,315	182,912	155,295
Unrealized appreciation of total return swap contracts	3,081,212	881,168	669,501
Unrealized appreciation of credit default swap contracts	965,128	252,713	213,244
Unrealized appreciation of forward currency exchange contracts	1,182,669	326,198	274,974

Total assets	1,670,942,665	466,769,209	372,227,549

LIABILITIES
Due to custodian	3,211	729	231
Options written, at value (premium received $547,922, $149,603 and $123,115, respectively)	898,415	245,110	201,685
Payables:
Capital shares redeemed	3,252,599	91,613	99,329
Management fee	915,058	255,099	203,200
Shareholder servicing fee	145,519	36,805	39,379
Transfer Agent fee	8,998	3,199	3,162
Accrued expenses	131,650	69,480	66,128
Unrealized depreciation of forward currency exchange contracts	1,310,794	408,448	285,816
Unrealized depreciation of total return swap contracts	632,372	155,725	148,138
Collateral received from broker	4,420,000	1,180,000	600,000

Total liabilities	11,718,616	2,446,208	1,647,068

NET ASSETS	$1,659,224,049	$464,323,001	$370,580,481

Cost of investments
Unaffiliated issuers	$1,219,698,638	$310,195,612	$258,428,419
Affiliated issuers	$336,821,442	$126,289,485	$88,461,190
NET ASSETS CONSIST OF:
Capital stock, at par	$147,354	$41,320	$33,261
Additional paid-in capital	1,536,085,794	432,614,984	346,112,093
Undistributed net investment income	4,571,884	976,502	781,828
Accumulated net realized gain on investment and foreign currency transactions	50,788,732	13,820,533	11,084,692
Net unrealized appreciation/depreciation of:
Investments, futures, swap and options written transactions	67,758,489	16,951,932	12,579,464
Foreign currency denominated assets and liabilities	(128,204)	(82,270)	(10,857)

	$1,659,224,049	$464,323,001	$370,580,481

(a) Includes investment of cash collateral of $4,420,000, $1,180,000 and $600,000, respectively, received from broker for OTC derivatives outstanding at March 31, 2013.

(b) Amounts of $24,848,916, $6,796,856 and $5,517,429, respectively, have been segregated to collateralize margin requirements for open futures contracts outstanding at March 31, 2013.

(c) Amounts of $8,366,000, $2,194,000 and $1,888,000, respectively, have been segregated to collateralize OTC derivatives outstanding at March 31, 2013.

See Notes to Financial Statements.

66	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

NET ASSET VALUE PER SHARE
Class 1 Shares
Net Assets	$1,144,681,268	$289,588,547	$309,575,162
Shares of capital stock outstanding	101,701,392	25,779,902	27,793,351

Net asset value, offering and redemption price per share	$11.26	$11.23	$11.14

Class 2 Shares
Net Assets	$514,542,781	$174,734,454	$61,005,319
Shares of capital stock outstanding	45,652,435	15,540,374	5,468,061

Net asset value, offering and redemption price per share	$11.27	$11.24	$11.16

2013 Semi-Annual Report	67

Statement of Operations—for the six months ended March 31, 2013 (Unaudited)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$10,042	$21,357	$5,967,218
Dividends
Unaffiliated issuers (net of foreign withholding taxes of $286,747, $602,115 and $7,237, respectively)	11,265,239	22,417,158	613,198
Affiliated issuers	5,662,200	321,250	1,261,120

Total income	16,937,481	22,759,765	7,841,536

Expenses:
Management fee (see Note 2A)	6,609,199	12,905,723	3,389,606
Shareholder servicing fee (see Note 2B)	1,225,295	2,214,147	643,460
Custodian fee	167,873	171,000	131,858
Transfer Agent fee—Class 1	30,990	41,902	30,208
Transfer Agent fee—Class 2	6,155	12,372	6,506
Auditing and tax fees	50,797	43,458	50,797
Registration fees	36,888	64,264	26,448
Directors’ fees and expenses	28,684	56,000	21,235
Legal fees	16,519	32,126	11,936
Printing fees	8,129	11,424	7,952
Miscellaneous	45,498	69,127	23,238

Total expenses	8,226,027	15,621,543	4,343,244

Net investment income	8,711,454	7,138,222	3,498,292

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions (a)	14,009,669	8,847,517	11,013,778
Futures transactions	26,760,070	54,401,840	23,391,936
Options written	753,199	1,628,934	116,520
Swap transactions	7,454,902	5,866,163	4,025,112
Foreign currency transactions	4,172,670	13,307,078	27,695,784

Net realized gain on investment and foreign currency transactions	53,150,510	84,051,532	66,243,130

Net change in unrealized appreciation/depreciation of:
Investments (b)	62,098,780	174,096,172	(43,313,607)
Futures transactions	8,665,097	7,575,937	9,024,533
Options written	(1,112,096)	(2,304,664)	(221,774)
Swap transactions	(625,928)	2,308,588	489,786
Foreign currency denominated assets and liabilities	(346,775)	1,894,815	2,987,201

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	68,679,078	183,570,848	(31,033,861)

Net realized and unrealized gain on investment and foreign currency transactions	121,829,588	267,622,380	35,209,269

Contributions from Adviser (see Note 2A)	87	409	569

Net increase in net assets resulting from operations	$130,541,129	$274,761,011	$38,708,130

(a) Net of foreign capital gains taxes of $27,511, $63,852 and $512, respectively.

(b) Net of decrease in accrued foreign capital gains taxes of $6,174, $20,523 and $2,067, respectively.

See Notes to Financial Statements.

68	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$15,433,258	$3,835,520	$3,078,234
Dividends
Unaffiliated issuers	394,603	93,546	90,660
Affiliated issuers	244,004	76,246	57,497

Total income	16,071,865	4,005,312	3,226,391

Expenses:
Management fee (see Note 2A)	5,390,912	1,443,432	1,194,256
Shareholder servicing fee (see Note 2B)	846,727	207,579	231,086
Custodian fee	109,298	65,641	62,214
Transfer Agent fee—Class 1	21,533	6,733	9,304
Transfer Agent fee—Class 2	10,093	4,071	1,792
Registration fees	56,942	15,984	16,050
Auditing and tax fees	43,190	43,130	43,130
Directors’ fees and expenses	33,958	8,690	7,548
Legal fees	19,056	5,126	4,076
Printing fees	6,856	1,168	1,460
Recoupment of previously reimbursed expenses	0	18,411	17,000
Miscellaneous	29,011	10,416	9,036

Total expenses	6,567,576	1,830,381	1,596,952

Net investment income	9,504,289	2,174,931	1,629,439

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(2,025,731)	(96,232)	(583,400)
Futures transactions	41,543,747	11,137,193	9,108,374
Options written	185,692	53,431	41,636
Swap transactions	7,346,785	1,834,545	1,702,403
Foreign currency transactions	787,825	154,132	182,613

Net realized gain on investment and foreign currency transactions	47,838,318	13,083,069	10,451,626

Net change in unrealized appreciation/depreciation of:
Investments	(8,702,125)	(2,558,016)	(2,091,484)
Futures transactions	15,669,848	4,375,870	3,482,251
Options written	(350,493)	(95,507)	(78,570)
Swap transactions	326,617	159,732	22,384
Foreign currency denominated assets and liabilities	(1,658,951)	(472,251)	(351,339)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	5,284,896	1,409,828	983,242

Net realized and unrealized gain on investment and foreign currency transactions	53,123,214	14,492,897	11,434,868

Net increase in net assets resulting from operations	$62,627,503	$16,667,828	$13,064,307

See Notes to Financial Statements.

2013 Semi-Annual Report	69

Statement of Changes in Net Assets

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$8,711,454	$7,234,897	$7,138,222	$13,077,848
Net realized gain (loss) on investment and foreign currency transactions	53,150,510	(86,017,278)	84,051,532	(186,072,536)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	68,679,078	136,579,863	183,570,848	232,784,145
Contributions from Adviser (see Note 2A)	87	0	409	0

Net increase in net assets resulting from operations	130,541,129	57,797,482	274,761,011	59,789,457

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(10,934,484)	(15,204,350)	(11,579,810)	(6,399,825)
Distributions from net realized gain on investment transactions (a)	0	(111,774,055)	0	(101,210,870)

Total dividends and distributions to shareholders	(10,934,484)	(126,978,405)	(11,579,810)	(107,610,695)

Capital-share transactions
Net proceeds from sales of shares	149,434,569	388,375,187	376,599,091	786,886,218
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	9,629,601	125,633,186	8,756,765	106,287,048

Total proceeds from shares sold	159,064,170	514,008,373	385,355,856	893,173,266
Cost of shares redeemed	(187,620,785)	(381,864,446)	(414,662,479)	(659,783,288)

Net increase (decrease) in net assets from capital-share transactions	(28,556,615)	132,143,927	(29,306,623)	233,389,978

Net increase in net assets	91,050,030	62,963,004	233,874,578	185,568,740

NET ASSETS:
Beginning of period	1,456,181,731	1,393,218,727	2,832,820,488	2,647,251,748

End of period (b)	$1,547,231,761	$1,456,181,731	$3,066,695,066	$2,832,820,488

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$(181,478)	$2,041,552	$6,569,655	$11,011,243

(a) See page 73 for share class information on dividend distributions for the Overlay A and Tax-Aware Overlay A Portfolios.

See Notes to Financial Statements.

70	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$3,498,292	$7,161,289	$9,504,289	$16,098,868
Net realized gain on investment and foreign currency transactions	66,243,130	43,005,280	47,838,318	30,448,243
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets	(31,033,861)	1,976,151	5,284,896	43,472,546
Contributions from Adviser (see Note 2A)	569	0	0	0

Net increase in net assets resulting from operations	38,708,130	52,142,720	62,627,503	90,019,657

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(13,398,142)	(21,902,507)	(16,836,939)	(12,741,012)
Distributions from net realized gain on investment transactions (a)	(17,023,705)	(8,152,070)	(10,412,955)	(6,919,875)

Total dividends and distributions to shareholders	(30,421,847)	(30,054,577)	(27,249,894)	(19,660,887)

Capital-share transactions
Net proceeds from sales of shares	128,440,209	351,787,200	205,367,435	509,309,823
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	28,084,118	27,718,372	22,742,041	17,531,014

Total proceeds from shares sold	156,524,327	379,505,572	228,109,476	526,840,837
Cost of shares redeemed	(172,229,783)	(264,339,340)	(316,400,016)	(445,931,743)

Net increase (decrease) in net assets from capital-share transactions	(15,705,456)	115,166,232	(88,290,540)	80,909,094

Net increase (decrease) in net assets	(7,419,173)	137,254,375	(52,912,931)	151,267,864

NET ASSETS:
Beginning of period	1,063,271,061	926,016,686	1,712,136,980	1,560,869,116

End of period (b)	$1,055,851,888	$1,063,271,061	$1,659,224,049	$1,712,136,980

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$(20,511,701)	$(10,611,851)	$4,571,884	$11,904,534

(a) See page 73 for share class information on dividend distributions for the Overlay B and Tax-Aware Overlay B Portfolios.

See Notes to Financial Statements.

2013 Semi-Annual Report	71

Statement of Changes in Net Assets (continued)

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$2,174,931	$3,777,185	$1,629,439	$2,861,548
Net realized gain on investment and foreign currency transactions	13,083,069	7,627,556	10,451,626	6,963,080
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,409,828	11,602,396	983,242	8,993,849

Net increase in net assets resulting from operations	16,667,828	23,007,137	13,064,307	18,818,477

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(3,850,926)	(3,004,313)	(2,820,855)	(2,487,769)
Distributions from net realized gain on investment transactions (a)	(2,502,478)	(1,450,089)	(2,658,810)	(1,491,811)

Total dividends and distributions to shareholders	(6,353,404)	(4,454,402)	(5,479,665)	(3,979,580)

Capital-share transactions
Net proceeds from sales of shares	56,744,062	92,338,277	42,650,164	95,992,997
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	5,840,643	4,080,628	4,829,064	3,568,738

Total proceeds from shares sold	62,584,705	96,418,905	47,479,228	99,561,735
Cost of shares redeemed	(41,838,109)	(76,782,382)	(61,011,366)	(76,038,777)

Net increase (decrease) in net assets from capital-share transactions	20,746,596	19,636,523	(13,532,138)	23,522,958

Net increase (decrease) in net assets	31,061,020	38,189,258	(5,947,496)	38,361,855

NET ASSETS:
Beginning of period	433,261,981	395,072,723	376,527,977	338,166,122

End of period (b)	$464,323,001	$433,261,981	$370,580,481	$376,527,977

(b) Includes undistributed net investment income of:	$976,502	$2,652,497	$781,828	$1,973,244

(a) See page 74 for share class information on dividend distributions for the Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios.

See Notes to Financial Statements.

72	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12
Dividends and Distributions to shareholders:
Dividends from net investment income
Class 1	$(8,761,224)	$(12,414,507)	$(7,916,195)	$(4,038,646)
Class 2	(2,173,260)	(2,789,843)	(3,663,615)	(2,361,179)

	$(10,934,484)	$(15,204,350)	$(11,579,810)	$(6,399,825)

Distributions from net realized gain on investment transactions
Class 1	$0	$(93,702,538)	$0	$(77,887,028)
Class 2	0	(18,071,517)	0	(23,323,842)

	$0	$(111,774,055)	$0	$(101,210,870)

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12
Dividends and Distributions to shareholders:
Dividends from net investment income
Class 1	$(10,796,963)	$(18,327,566)	$(10,995,194)	$(7,997,860)
Class 2	(2,601,179)	(3,574,941)	(5,841,745)	(4,743,152)

	$(13,398,142)	$(21,902,507)	$(16,836,939)	$(12,741,012)

Distributions from net realized gain on investment transactions
Class 1	$(14,137,031)	$(6,882,188)	$(7,061,134)	$(4,598,758)
Class 2	(2,886,674)	(1,269,882)	(3,351,821)	(2,321,117)

	$(17,023,705)	$(8,152,070)	$(10,412,955)	$(6,919,875)

See Notes to Financial Statements.

2013 Semi-Annual Report	73

Statement of Changes in Net Assets (continued)

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12
Dividends and Distributions to shareholders:
Dividends from net investment income
Class 1	$(2,263,700)	$(1,721,770)	$(2,327,337)	$(2,066,939)
Class 2	(1,587,226)	(1,282,543)	(493,518)	(420,830)

	$(3,850,926)	$(3,004,313)	$(2,820,855)	$(2,487,769)

Distributions from net realized gain on investment transactions
Class 1	$(1,550,142)	$(896,263)	$(2,243,216)	$(1,274,140)
Class 2	(952,336)	(553,826)	(415,594)	(217,671)

	$(2,502,478)	$(1,450,089)	$(2,658,810)	$(1,491,811)

See Notes to Financial Statements.

74	Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY A PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/13 (UNAUDITED)		YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.37		$10.94	$10.87	$10.00

Income from investment operations:
Investment income, net†	0.06		0.05	0.03	0.02	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.89		0.36	0.25	0.85
Contributions from Adviser	0.00	(c)	0	0	0

Total from investment operations	0.95		0.41	0.28	0.87

Less dividends and distributions:
Dividends from taxable net investment income	(0.08)		(0.11)	(0.05)	0
Distributions from net realized gain on investment transactions	0		(0.87)	(0.16)	0

Total dividends and distributions	(0.08)		(0.98)	(0.21)	0

Net asset value, end of period	$11.24		$10.37	$10.94	$10.87

Total return (d)	9.18%		4.08%	2.51%	8.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,289,616		$1,218,127	$1,178,056	$763,900
Average net assets (000 omitted)	$1,228,661		$1,215,244	$1,029,460	$384,476
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15%	*	1.16%	1.17%	1.20%	*(e)
Expenses, before waivers/reimbursement	1.15%	*	1.16%	1.17%	1.27%	*(e)
Net investment income	1.16%	*	0.47%	0.29%	0.26%	*(b)(e)
Portfolio turnover rate	100%		99%	70%	29%

See Footnote Summary on page 86.

See Notes to Financial Statements.

2013 Semi-Annual Report	75

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY A PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/13 (UNAUDITED)		YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.39		$10.96	$10.88	$10.00

Income from investment operations:
Investment income, net†	0.07		0.07	0.06	0.03	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.89		0.36	0.24	0.85
Contributions from Adviser	0.00	(c)	0	0	0

Total from investment operations	0.96		0.43	0.30	0.88

Less dividends and distributions:
Dividends from taxable net investment income	(0.10)		(0.13)	(0.06)	0
Distributions from net realized gain on investment transactions	0		(0.87)	(0.16)	0

Total dividends and distributions	(0.10)		(1.00)	(0.22)	0

Net asset value, end of period	$11.25		$10.39	$10.96	$10.88

Total return (d)	9.29%		4.26%	2.72%	8.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$257,616		$238,054	$215,163	$103,467
Average net assets (000 omitted)	$244,085		$238,644	$168,369	$51,153
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.95%	*	0.96%	0.97%	1.00%	*(e)
Expenses, before waivers/reimbursement	0.95%	*	0.96%	0.97%	1.10%	*(e)
Net investment income	1.33%	*	0.66%	0.51%	0.42%	*(b)(e)
Portfolio turnover rate	100%		99%	70%	29%

See Footnote Summary on page 86.

See Notes to Financial Statements.

76	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/13 (UNAUDITED)		YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.57		$10.75	$10.74	$10.00

Income from investment operations:
Investment income (loss), net†	0.02		0.04	0.03	(0.00	) (b)(c)
Net realized and unrealized gain on investment and foreign currency transactions	1.03		0.21	0.12	0.74
Contributions from Adviser	0.00	(c)	0	0.00 (c)	0

Total from investment operations	1.05		0.25	0.15	0.74

Less dividends and distributions:
Dividends from taxable net investment income	(0.04)		(0.02)	0	0
Distributions from net realized gain on investment transactions	0		(0.41)	(0.14)	0

Total dividends and distributions	(0.04)		(0.43)	(0.14)	0

Net asset value, end of period	$11.58		$10.57	$10.75	$10.74

Total return (d)	9.96%		2.38%	1.33%	7.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$2,370,325		$2,183,824	$2,039,576	$1,358,482
Average net assets (000 omitted)	$2,220,230		$2,171,291	$1,888,892	$671,456
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.13%	*	1.14%	1.14%	1.20%	*(e)
Expenses, before waivers/reimbursement	1.13%	*	1.14%	1.14%	1.23%	*(e)
Net investment income (loss)	0.45%	*	0.42%	0.24%	(0.01)%	*(b)(e)
Portfolio turnover rate	88%		86%	71%	37%

See Footnote Summary on page 86.

See Notes to Financial Statements.

2013 Semi-Annual Report	77

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/13 (UNAUDITED)		YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.60		$10.78	$10.76	$10.00

Income from investment operations:
Investment income, net†	0.04		0.07	0.05	0.01	(b)
Net realized and unrealized gain on investment and foreign currency transactions	1.02		0.20	0.12	0.75
Contributions from Adviser	0.00	(c)	0	0.00 (c)	0

Total from investment operations	1.06		0.27	0.17	0.76

Less dividends and distributions:
Dividends from taxable net investment income	(0.06)		(0.04)	(0.01)	0
Distributions from net realized gain on investment transactions	0		(0.41)	(0.14)	0

Total dividends and distributions	(0.06)		(0.45)	(0.15)	0

Net asset value, end of period	$11.60		$10.60	$10.78	$10.76

Total return (d)	10.06%		2.57%	1.51%	7.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$696,370		$648,996	$607,676	$347,555
Average net assets (000 omitted)	$655,587		$653,109	$531,588	$160,224
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.93%	*	0.94%	0.95%	1.00%	*(e)
Expenses, before waivers/reimbursement	0.93%	*	0.94%	0.95%	1.04%	*(e)
Net investment income	0.65%	*	0.62%	0.45%	0.19%	*(b)(e)
Portfolio turnover rate	88%		86%	71%	37%

See Footnote Summary on page 86.

See Notes to Financial Statements.

78	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/13 (UNAUDITED)		YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10 (a) TO 9/30/10
Net asset value, beginning of period	$10.98		$10.75	$10.83	$10.00

Income from investment operations:
Investment income, net†	0.04		0.07	0.11	0.06	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.36		0.50	0.17	0.77
Contributions from Adviser	0.00	(c)	0	0	0.00	(c)

Total from investment operations	0.40		0.57	0.28	0.83

Less dividends and distributions:
Dividends from taxable net investment income	(0.14)		(0.25)	(0.08)	0
Distributions from net realized gain on investment transactions	(0.18)		(0.09)	(0.28)	0

Total dividends and distributions	(0.32)		(0.34)	(0.36)	0

Net asset value, end of period	$11.06		$10.98	$10.75	$10.83

Total return (d)	3.75%		5.39%	2.66%	8.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$872,368		$861,886	$780,228	$557,549
Average net assets (000 omitted)	$860,303		$841,055	$711,857	$278,747
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.86%	*	0.87%	0.87%	0.90%	*(e)
Expenses, before waivers/reimbursement	0.86%	*	0.87%	0.87%	0.98%	*(e)
Net investment income	0.65%	*	0.68%	1.02%	0.92%	*(b)(e)
Portfolio turnover rate	88%		111%	98%	38%

See Footnote Summary on page 86.

See Notes to Financial Statements.

2013 Semi-Annual Report	79

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY B PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/13 (UNAUDITED)		YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.99		$10.76	$10.83	$10.00

Income from investment operations:
Investment income, net†	0.04		0.09	0.13	0.07	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.38		0.49	0.17	0.76
Contributions from Adviser	0.00	(c)	0	0	0.00	(c)

Total from investment operations	.42		.58	.30	.83

Less dividends and distributions:
Dividends from taxable net investment income	(0.17)		(0.26)	(0.09)	0
Distributions from net realized gain on investment transactions	(0.18)		(0.09)	(0.28)	0

Total dividends and distributions	(0.35)		(0.35)	(0.37)	0

Net asset value, end of period	$11.06		$10.99	$10.76	$10.83

Total return (d)	3.89%		5.53%	2.85%	8.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$183,484		$201,385	$145,789	$84,559
Average net assets (000 omitted)	$185,518		$178,148	$127,585	$43,708
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.71%	*	0.72%	0.73%	0.75%	* (e)
Expenses, before waivers/reimbursement	0.71%	*	0.72%	0.73%	0.86%	* (e)
Net investment income	0.78%	*	0.82%	1.18%	1.06%	* (b)(e)
Portfolio turnover rate	88%		111%	98%	38%

See Footnote Summary on page 86.

See Notes to Financial Statements.

80	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/13 (UNAUDITED)		YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$11.01		$10.55	$10.62	$10.00

Income from investment operations:
Investment income, net†	0.06		0.10	0.08	0.02	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.37		0.49	0.20	0.60

Total from investment operations	0.43		0.59	0.28	0.62

Less dividends and distributions:
Dividends from taxable net investment income	(0.11)		(0.08)	(0.03)	0
Distributions from net realized gain on investment transactions	(0.07)		(0.05)	(0.32)	0

Total dividends and distributions	(0.18)		(0.13)	(0.35)	0

Net asset value, end of period	$11.26		$11.01	$10.55	$10.62

Total return (d)	3.95%		5.60%	2.61%	6.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,144,681		$1,143,322	$1,033,989	$660,484
Average net assets (000 omitted)	$1,117,359		$1,117,359	$878,207	$333,447
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.85%	*	0.84%	0.86%	0.90%	*(e)
Expenses, before waivers/reimbursement	0.85%	*	0.84%	0.86%	0.97%	*(e)
Net investment income	1.11%	*	0.91%	0.71%	0.40%	*(b)(e)
Portfolio turnover rate	34%		21%	15%	26%

See Footnote Summary on page 86.

See Notes to Financial Statements.

2013 Semi-Annual Report	81

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/13 (UNAUDITED)		YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$11.03		$10.57	$10.63	$10.00

Income from investment operations:
Investment income, net†	0.07		0.12	0.09	0.03	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.36		0.48	0.20	0.60

Total from investment operations	0.43		0.60	0.29	0.63

Less dividends and distributions:
Dividends from taxable net investment income	(0.12)		(0.09)	(0.03)	0
Distributions from net realized gain on investment transactions	(0.07)		(0.05)	(0.32)	0

Total dividends and distributions	(0.19)		(0.14)	(0.35)	0

Net asset value, end of period	$11.27		$11.03	$10.57	$10.63

Total return (d)	3.97%		5.73%	2.80%	6.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$514,543		$568,815	$526,880	$297,618
Average net assets (000 omitted)	$558,652		$558,652	$443,050	$136,271
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.66%	*	0.69%	0.71%	0.75%	* (e)
Expenses, before waivers/reimbursement	0.66%	*	0.69%	0.71%	0.84%	* (e)
Net investment income	1.19%	*	1.06%	0.86%	0.55%	* (b)(e)
Portfolio turnover rate	34%		21%	15%	26%

See Footnote Summary on page 86.

See Notes to Financial Statements.

82	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/13 (UNAUDITED)		YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.98		$10.50	$10.66	$10.00

Income from investment operations:
Investment income, net†	0.05		0.09	0.07	0.02	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.36		0.50	0.15	0.64

Total from investment operations	0.41		0.59	0.22	0.66

Less dividends and distributions:
Dividends from taxable net investment income	(0.10)		(0.07)	(0.02)	0
Distributions from net realized gain on investment transactions	(0.06)		(0.04)	(0.36)	0

Total dividends and distributions	(0.16)		(0.11)	(0.38)	0

Net asset value, end of period	$11.23		$10.98	$10.50	$10.66

Total return (d)	3.73%		5.67%	2.13%	6.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$289,589		$272,315	$243,235	$171,603
Average net assets (000 omitted)	$277,533		$262,729	$219,646	$87,845
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.88%	*	0.89%	0.89%	0.90%	* (e)
Expenses, before waivers/reimbursement	0.88%	*	0.89%	0.89%	1.06%	* (e)
Net investment income	0.92%	*	0.83%	0.62%	0.32%	* (b)(e)
Portfolio turnover rate	34%		19%	13%	33%

See Footnote Summary on page 86.

See Notes to Financial Statements.

2013 Semi-Annual Report	83

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/13 (UNAUDITED)		YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.99		$10.51	$10.67	$10.00

Income from investment operations:
Investment income, net†	0.06		0.11	0.08	0.03	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.36		0.50	0.15	0.64

Total from investment operations	0.42		0.61	0.23	0.67

Less dividends and distributions:
Dividends from taxable net investment income	(0.11)		(0.09)	(0.03)	0
Distributions from net realized gain on investment transactions	(0.06)		(0.04)	(0.36)	0

Total dividends and distributions	(0.17)		(0.13)	(0.39)	0

Net asset value, end of period	$11.24		$10.99	$10.51	$10.67

Total return (d)	3.85%		5.81%	2.21%	6.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$174,734		$160,947	$151,838	$68,459
Average net assets (000 omitted)	$167,820		$162,199	$100,484	$35,401
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.73%	*	0.74%	0.74%	0.75%	* (e)
Expenses, before waivers/reimbursement	0.73%	*	0.74%	0.74%	0.96%	* (e)
Net investment income	1.07%	*	0.98%	0.79%	0.47%	* (b)(e)
Portfolio turnover rate	34%		19%	13%	33%

See Footnote Summary on page 86.

See Notes to Financial Statements.

84	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/13 (UNAUDITED)		YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.91		$10.47	$10.63	$10.00

Income from investment operations:
Investment income, net†	0.05		0.08	0.06 (b)	0.01	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.34		0.48	0.17	0.62

Total from investment operations	0.39		0.56	0.23	0.63

Less dividends and distributions:
Dividends from taxable net investment income	(0.08)		(0.07)	(0.02)	0
Distributions from net realized gain on investment transactions	(0.08)		(0.05)	(0.37)	0

Total dividends and distributions	(0.16)		(0.12)	(0.39)	0

Net asset value, end of period	$11.14		$10.91	$10.47	$10.63

Total return (d)	3.64%		5.37%	2.20%	6.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$309,575		$314,941	$290,436	$187,654
Average net assets (000 omitted)	$308,961		$309,928	$250,755	$93,386
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.89%	*	0.89%	0.90%	0.90%	* (e)
Expenses, before waivers/reimbursement	0.89%	*	0.89%	0.91%	1.08%	* (e)
Net investment income	0.86%	*	0.75%	0.59% (b)	0.18%	* (B)(E)
Portfolio turnover rate	40%		29%	14%	39%

See Footnote Summary on page 86.

See Notes to Financial Statements.

2013 Semi-Annual Report	85

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/13 (UNAUDITED)		YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.93		$10.49	$10.64	$10.00

Income from investment operations:
Investment income, net†	0.05		0.10	0.08 (b)	0.02	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.36		0.47	0.17	0.62

Total from investment operations	0.41		0.57	0.25	0.64

Less dividends and distributions:
Dividends from taxable net investment income	(0.10)		(0.08)	(0.03)	0
Distributions from net realized gain on investment transactions	(0.08)		(0.05)	(0.37)	0

Total dividends and distributions	(0.18)		(0.13)	(0.40)	0

Net asset value, end of period	$11.16		$10.93	$10.49	$10.64

Total return (d)	3.75%		5.50%	2.38%	6.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$61,005		$61,587	$47,730	$32,066
Average net assets (000 omitted)	$59,512		$57,931	$41,437	$16,930
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.74%	*	0.74%	0.75%	0.75%	* (e)
Expenses, before waivers/reimbursement	0.74%	*	0.74%	0.76%	1.05%	* (e)
Net investment income	1.01%	*	0.90%	0.73% (b)	0.33%	* (b)(e)
Portfolio turnover rate	40%		29%	14%	39%

*	Annualized.
†	Based on average shares outstanding.
(a)	Commencement of operations.
(b)	Net of fees waived/reimbursed by the Adviser.
(c)	Amount is less than $.005.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(e)	The ratio includes expenses attributable to costs of proxy solicitation.

See Notes to Financial Statements.

86	Sanford C. Bernstein Fund, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 18 portfolios (“Portfolios”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED
International	International Class, Class A, Class B and Class C
Tax-Managed International	Tax-Managed International Class, Class A, Class B and Class C
Emerging Markets	Emerging Markets Class

FIXED INCOME MUNICIPAL PORTFOLIOS
Short Duration New York Municipal	Short Duration New York Municipal Class
Short Duration California Municipal	Short Duration California Municipal Class
Short Duration Diversified Municipal	Short Duration Diversified Municipal Class

INTERMEDIATE MUNICIPAL PORTFOLIOS
New York Municipal	Municipal Class, Class A, Class B and Class C
California Municipal	Municipal Class, Class A, Class B and Class C
Diversified Municipal	Municipal Class, Class A, Class B and Class C

FIXED INCOME TAXABLE PORTFOLIOS
U.S. Government Short Duration	U.S. Government Short Duration Class
Short Duration Plus	Short Duration Plus Class, Class A, Class B and Class C
Intermediate Duration	Intermediate Duration Class

OVERLAY PORTFOLIOS*
Overlay A	Class 1 and Class 2
Tax-Aware Overlay A	Class 1 and Class 2
Overlay B	Class 1 and Class 2
Tax-Aware Overlay B	Class 1 and Class 2
Tax-Aware Overlay C	Class 1 and Class 2
Tax-Aware Overlay N	Class 1 and Class 2

*	The Overlay Portfolios commenced operations on February 8, 2010.

Each Portfolio has its own investment objectives. Each class of shares has identical voting, dividend, liquidation and other rights, except that with respect to the International Equity, Fixed Income Taxable and Fixed Income Municipal Portfolios, the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. This report relates only to the Overlay Portfolios. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc.

2013 Semi-Annual Report	87

Notes to Financial Statements (continued)

(“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note A above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

88	Sanford C. Bernstein Fund, Inc.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2013:

OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$113,673,179	$43,687,935	$0	$157,361,114
Information Technology	145,706,427	10,965,211	0	156,671,638
Consumer Discretionary	109,400,623	36,928,958	0	146,329,581
Health Care	99,371,852	15,215,680	0	114,587,532
Consumer Staples	86,766,041	23,993,612	0	110,759,653
Industrials	64,253,667	24,961,093	0	89,214,760
Energy	76,586,404	11,486,759	0	88,073,163
Materials	21,449,561	12,051,719	0	33,501,280
Telecommunication Services	9,445,247	9,918,922	0	19,364,169
Utilities	1,398,244	6,153,101	0	7,551,345

2013 Semi-Annual Report	89

Notes to Financial Statements (continued)

OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity:Other	$747,524	$5,811,923	$0	$6,559,447
Residential	1,124,086	1,207,373	0	2,331,459
Retail	438,293	0	0	438,293
Lodging	434,678	0	0	434,678
Office	213,104	0	0	213,104
Investment Companies	364,541,839	0	0	364,541,839
Options Purchased—Puts	0	11,015,012	0	11,015,012
Warrants	105,745	235,369	8,623,841	8,964,955
Corporates—Non-Investment Grades	0	0	559,499	559,499
Rights	37,402	0	0	37,402
Short-Term Investments:
Investment Companies	201,334,113	0	0	201,334,113
U.S. Treasury Bills	0	30,432,209	0	30,432,209
Total Investments in Securities	1,297,028,029	244,064,876+	9,183,340	1,550,276,245
Other Financial Instruments** :
Assets:
Futures Contracts	8,011,086	0	0	8,011,086 #
Forward Currency Exchange Contracts	0	6,059,118	0	6,059,118
Credit Default Swap Contracts	0	2,429,915	0	2,429,915
Liabilities:
Futures Contracts	(2,163,283)	0	0	(2,163,283)#
Forward Currency Exchange Contracts	0	(5,007,767)	0	(5,007,767)
Call Options Written	0	(2,166,425)	0	(2,166,425)
Credit Default Swap Contracts	0	(10,803)	0	(10,803)
Total Return Swap Contracts	0	(152,896)	0	(152,896)
Total##	$1,302,875,832	$245,216,018	$9,183,340	$1,557,275,190

TAX-AWARE OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$266,438,832	$135,796,467	$0	$402,235,299
Information Technology	342,722,135	28,753,338	0	371,475,473
Consumer Discretionary	263,199,627	91,645,914	0	354,845,541
Health Care	239,507,268	39,820,051	0	279,327,319
Consumer Staples	199,792,319	61,208,552	0	261,000,871
Industrials	149,511,085	56,874,819	0	206,385,904
Energy	176,077,754	29,742,444	0	205,820,198
Materials	55,994,933	30,495,886	0	86,490,819
Telecommunication Services	23,584,093	25,824,226	0	49,408,319
Utilities	3,379,952	15,691,832	0	19,071,784
Investment Companies	361,199,127	0	0	361,199,127
Warrants	265,487	598,503	21,968,111	22,832,101
Options Purchased—Puts	0	21,508,335	0	21,508,335
Corporates—Non-Investment Grades	0	0	1,404,690	1,404,690
Rights	95,093	0	0	95,093

90	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Short-Term Investments:
Investment Companies	$364,779,121	$0	$0	$364,779,121
U.S. Treasury Bills	0	57,147,562	0	57,147,562
Total Investments in Securities	2,446,546,826	595,107,929+	23,372,801	3,065,027,556
Other Financial Instruments** :
Assets:
Futures Contracts	12,785,941	0	0	12,785,941 #
Forward Currency Exchange Contracts	0	14,563,896	0	14,563,896
Credit Default Swap Contracts	0	2,308,588	0	2,308,588
Liabilities:
Futures Contracts	(5,031,703)	0	0	(5,031,703)#
Forward Currency Exchange Contracts	0	(13,056,032)	0	(13,056,032)
Put Options Written	0	(4,195,820)	0	(4,195,820)
Total##	$2,454,301,064	$594,728,561	$23,372,801	$3,072,402,426

OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Governments—Treasuries	$0	$500,886,072	$0	$500,886,072
Investment Companies	93,887,857	0	0	93,887,857
Corporates—Investment Grades	0	82,217,590	0	82,217,590
Governments—Sovereign Agencies	0	74,362,806	0	74,362,806
Agencies	0	22,426,055	0	22,426,055
Commercial Mortgage-Backed Securities	0	7,058,190	0	7,058,190
Local Governments—Provincial Bonds	0	7,053,836	0	7,053,836
Mortgage Pass-Throughs	0	5,858,700	0	5,858,700
Options Purchased—Puts	0	2,889,958	0	2,889,958
Inflation-Linked Securities	0	2,877,688	0	2,877,688
Quasi-Sovereigns	0	1,947,491	0	1,947,491
Covered Bonds	0	1,857,780	0	1,857,780
Common Stocks*	44,619	0	0	44,619
Short-Term Investments:			0
Investment Companies	207,212,185	0	0	207,212,185
U.S. Treasury Bill	0	20,895,343	0	20,895,343
Total Investments in Securities	301,144,661	730,331,509	0	1,031,476,170
Other Financial Instruments** :
Assets:
Futures Contracts	7,412,933	0	0	7,412,933 #
Forward Currency Exchange Contracts	0	5,551,471	0	5,551,471
Credit Default Swap Contracts	0	920,441	0	920,441
Liabilities:
Futures Contracts	(1,790,149)	0	0	(1,790,149)#
Forward Currency Exchange Contracts	0	(2,096,011)	0	(2,096,011)
Call Options Written	0	(568,385)	0	(568,385)
Credit Default Swap Contracts	0	(7,108)	0	(7,108)
Total Return Swap Contracts	0	(445,478)	0	(445,478)
Total++	$306,767,445	$733,686,439	$0	$1,040,453,884

2013 Semi-Annual Report	91

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$1,090,523,852	$6,349,755	$1,096,873,607
Short-Term Municipal Notes	0	39,120,000	0	39,120,000
Investment Companies	97,051,497	0	0	97,051,497
Corporates—Investment Grades	0	45,692,592	0	45,692,592
Options Purchased—Puts	0	4,605,416	0	4,605,416
Short-Term Investments:
Investment Companies	296,111,765	0	0	296,111,765
U.S. Treasury Bills	0	32,342,824	0	32,342,824
Total Investments in Securities	393,163,262	1,212,284,684	6,349,755	1,611,797,701
Other Financial Instruments** :
Assets:
Futures Contracts	12,455,950	0	0	12,455,950 #
Forward Currency Exchange Contracts	0	1,182,669	0	1,182,669
Credit Default Swap Contracts	0	965,128	0	965,128
Total Return Swap Contracts	0	3,081,212	0	3,081,212
Liabilities:
Futures Contracts	(3,038,557)	0	0	(3,038,557)#
Forward Currency Exchange Contracts	0	(1,310,794)	0	(1,310,794)
Call Options Written	0	(898,415)	0	(898,415)
Total Return Swap Contracts	0	(632,372)	0	(632,372)
Total++	$402,580,655	$1,214,672,112	$6,349,755	$1,623,602,522

TAX-AWARE OVERLAY C PORTFOLIO INVESTMENT IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$283,285,258	$1,964,688	$285,249,946
Investment Companies	24,852,982	0	0	24,852,982
Corporates—Investment Grades	0	13,722,139	0	13,722,139
Options Purchased—Puts	0	1,256,541	0	1,256,541
Short-Term Investments:
Investment Companies	115,556,968	0	0	115,556,968
U.S. Treasury Bills	0	9,148,093	0	9,148,093
Total Investments in Securities	140,409,950	307,412,031	1,964,688	449,786,669
Other Financial Instruments** :
Assets:
Futures Contracts	3,472,699	0	0	3,472,699 #
Forward Currency Exchange Contracts	0	326,198	0	326,198
Credit Default Swap Contracts	0	252,713	0	252,713
Total Return Swap Contracts	0	881,168	0	881,168
Liabilities:
Futures Contracts	(704,988)	0	0	(704,988)#
Forward Currency Exchange Contracts	0	(408,448)	0	(408,448)
Call Options Written	0	(245,110)	0	(245,110)
Total Return Swap Contracts	0	(155,725)	0	(155,725)
Total++	$143,177,661	$308,062,827	$1,964,688	$453,205,176

92	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY N PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$238,311,150	$999,385	$239,310,535
Investment Companies	21,519,066	0	0	21,519,066
Corporates—Investment Grades	0	8,987,236	0	8,987,236
Options Purchased—Puts	0	1,033,937	0	1,033,937
Short-Term Investments:
Investment Companies	79,503,292	0	0	79,503,292
U.S. Treasury Bills	0	6,368,612	0	6,368,612
Total Investments in Securities	101,022,358	254,700,935	999,385	356,722,678
Other Financial Instruments** :
Assets:
Futures Contracts	2,762,461	0	0	2,762,461 #
Forward Currency Exchange Contracts	0	274,974	0	274,974
Credit Default Swap Contracts	0	213,244	0	213,244
Total Return Swap Contracts	0	669,501	0	669,501
Liabilities:
Futures Contracts	(672,103)	0	0	(672,103)#
Forward Currency Exchange Contracts	0	(285,816)	0	(285,816)
Call Options Written	0	(201,685)	0	(201,685)
Total Return Swap Contracts	0	(148,138)	0	(148,138)
Total##	$103,112,716	$255,223,015	$999,385	$359,335,116

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

++	There were no transfers between Level 1 and Level 2 during the reporting period.

##	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

OVERLAY A PORTFOLIO	WARRANTS	CORPORATES - NON-INVESTMENT GRADES	TOTAL
Balance as of 9/30/12	$10,615,830	$0	$10,615,830
Accrued discounts/(premiums)	0	845	845
Realized gain (loss)	36,119	0	36,119
Change in unrealized appreciation/depreciation	523,178	(3,943)	519,235

2013 Semi-Annual Report	93

Notes to Financial Statements (continued)

OVERLAY A PORTFOLIO	WARRANTS	CORPORATES - NON-INVESTMENT GRADES	TOTAL
Purchases	$4,573,551	$562,597	$5,136,148
Sales	(7,124,837)	0	(7,124,837)
Transfers in to Level 3	0	0	0
Transfers out of Level 3	0	0	0

Balance as of 3/31/13	$8,623,841	$559,499	$9,183,340

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/13*	$530,492	$ (3,943)	$526,549

TAX-AWARE OVERLAY A PORTFOLIO	WARRANTS	CORPORATES- NON-INVESTMENT GRADES	TOTAL
Balance as of 9/30/12	$26,431,846	$0	$26,431,846
Accrued discounts/(premiums)	0	2,122	2,122
Realized gain (loss)	1,045,200	0	1,045,200
Change in unrealized appreciation/depreciation	316,099	(9,899)	306,200
Purchases	11,718,969	1,412,467	13,131,436
Sales	(17,544,003)	0	(17,544,003)
Transfers in to Level 3	0	0	0
Transfers out of Level 3	0	0	0

Balance as of 3/31/13	$21,968,111	$1,404,690	$23,372,801

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/13*	$418,422	$(9,899)	$408,523

TAX-AWARE OVERLAY B PORTFOLIO		LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/12		$7,332,514	$7,332,514
Accrued discounts/(premiums)		3,427	3,427
Realized gain (loss)		26,110	26,110
Change in unrealized appreciation/depreciation		(25,236)	(25,236)
Purchases		1,112,940	1,112,940
Sales		(2,100,000)	(2,100,000)
Transfers in to Level 3		0	0
Transfers out of Level 3		0	0

Balance as of 3/31/13		$6,349,755	$6,349,755

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/13*		$(25,236)	$(25,236)

TAX-AWARE OVERLAY C PORTFOLIO		LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/12		$2,398,477	$2,398,477
Accrued discounts/(premiums)		599	599
Realized gain (loss)		7,710	7,710
Change in unrealized appreciation/depreciation		(22,464)	(22,464)
Purchases		760,366	760,366
Sales		(1,180,000)	(1,180,000)
Transfers in to Level 3		0	0
Transfers out of Level 3		0	0

Balance as of 3/31/13		$1,964,688	$1,964,688

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/13*		$(22,464)	$(22,464)

94	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY N PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/12	$821,253	$821,253
Accrued discounts/(premiums)	(152)	(152)
Realized gain (loss)	6,370	6,370
Change in unrealized appreciation/depreciation	(9,274)	(9,274)
Purchases	661,188	661,188
Sales	(480,000)	(480,000)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/13	$999,385	$999,385

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/13*	$(9,274)	$(9,274)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

2013 Semi-Annual Report	95

Notes to Financial Statements (continued)

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Portfolios) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2012, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions

96	Sanford C. Bernstein Fund, Inc.

exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Portfolios pay the Adviser an investment management fee at an annual rate of .90% for Overlay A and Tax-Aware Overlay A; .65% for Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N, of the average daily net assets of each Portfolio.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses as a percentage of daily average net assets on an annual basis as follows:

PORTFOLIO	CLASS 1	CLASS 2
Overlay A	1.20%	1.00%
Tax-Aware Overlay A	1.20%	1.00%
Overlay B	.90%	.75%
Tax-Aware Overlay B	.90%	.75%
Tax-Aware Overlay C	.90%	.75%
Tax-Aware Overlay N	.90%	.75%

During the six months ended March 31, 2013, there was no such reimbursement.

Under the agreement, fees waived and expenses borne by the Adviser were subject to repayment by the Portfolios until January 31, 2013. No repayment will be made in excess of the offering expenses, or that would cause a Portfolio’s total annualized operating expenses to exceed the net fee percentage set forth in the table. This fee waiver and/or expense reimbursement agreement was terminated on January 31, 2013.

During the six months ended March 31, 2013 and year ended September 30, 2012, the Portfolios made repayments to the Adviser of the offering expenses as follows:

PORTFOLIO	MARCH 31, 2013	SEPTEMBER 30, 2012
Overlay A	$0	$36,308
Tax-Aware Overlay A	0	36,308
Overlay B	0	36,308
Tax-Aware Overlay B	0	44,696
Tax-Aware Overlay C	18,411	18,411
Tax-Aware Overlay N	17,000	21,882

During the six months ended March 31, 2013, the Adviser reimbursed the Overlay A, Tax-Aware Overlay A and Overlay B Portfolios $87, $409 and $569, respectively, for trading losses incurred due to a trade entry error.

B.	Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment

2013 Semi-Annual Report	97

Notes to Financial Statements (continued)

policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio to the Adviser for services is .20 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay A and Tax-Aware Overlay A Portfolios during the month, and .15 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios during the month.

C.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the six Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Investments in Affiliated Issuers

The Portfolios may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolios’ transactions in shares of the Government STIF Portfolio for the six months ended March 31, 2013 is as follows:

PORTFOLIO	MARKET VALUE SEPTEMBER 30, 2012 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE MARCH 31, 2013 (000)	DIVIDEND INCOME (000)
Overlay A	$403,555	$845,198	$1,047,419	$201,334	$191
Tax-Aware Overlay A	785,278	1,323,579	1,744,078	364,779	321
Overlay B	237,194	377,652	407,634	207,212	154
Tax-Aware Overlay B	477,777	509,426	691,091	296,112	244
Tax-Aware Overlay C	128,166	157,349	169,958	115,557	76
Tax-Aware Overlay N	106,153	133,129	159,779	79,503	57

The Portfolios may invest in the AllianceBernstein Pooling Portfolios – Multi-Asset Real Return Portfolio (“Multi-Asset Real Return Portfolio”), an open-end management investment company managed by the Adviser. A summary of the Portfolios’ transactions in shares of the Multi-Asset Real Return Portfolio for the six months ended March 31, 2013 is as follows:

PORTFOLIO	MARKET VALUE SEPTEMBER 30, 2012 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	UNREALIZED APPRECIATION (DEPRECIATION) (000)	MARKET VALUE MARCH 31, 2013 (000)	DIVIDEND INCOME (000)
Overlay A	$0	$207,570	$7,300	$(135)	$(2,386)	$197,749	$5,471
Tax-Aware Overlay A	0	292,070	67,500	390	650	225,610	0
Overlay B	0	43,807	8,100	(150)	(387)	35,170	1,107
Tax-Aware Overlay B	0	54,430	13,800	80	64	40,774	0
Tax-Aware Overlay C	0	14,610	3,900	23	15	10,748	0
Tax-Aware Overlay N	0	12,040	3,100	18	14	8,972	0

98	Sanford C. Bernstein Fund, Inc.

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the six months ended March 31, 2013 were as follows:

PORTFOLIO	TOTAL COMMISSIONS	SANFORD C. BERNSTEIN & CO., LLC	SANFORD C. BERNSTEIN & CO., LTD.
Overlay A	$1,549,267	$0	$0
Tax-Aware Overlay A	3,095,113	0	0
Overlay B	290,557	0	0
Tax-Aware Overlay B	413,413	0	0
Tax-Aware Overlay C	110,612	0	0
Tax-Aware Overlay N	92,288	0	0

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the six months ended March 31, 2013, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Overlay A	$1,372,977,380	$0	$1,169,422,041	$0
Tax-Aware Overlay A	2,409,209,840	0	2,095,696,687	0
Overlay B	653,086,361	72,970,722	624,018,532	82,568,277
Tax-Aware Overlay B	532,413,564	0	423,177,819	0
Tax-Aware Overlay C	134,106,102	0	106,973,736	0
Tax-Aware Overlay N	120,771,147	0	89,347,449	18,128,133

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

	GROSS UNREALIZED
PORTFOLIO	APPRECIATION	(DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Overlay A	$137,656,462	$(20,835,640)	$116,820,822
Tax-Aware Overlay A	369,689,542	(45,649,420)	324,040,122
Overlay B	14,902,183	(15,182,581)	(280,398)
Tax-Aware Overlay B	57,495,826	(2,282,432)	55,213,394
Tax-Aware Overlay C	13,783,534	(481,962)	13,301,572
Tax-Aware Overlay N	10,339,660	(506,590)	9,833,070

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

2013 Semi-Annual Report	99

Notes to Financial Statements (continued)

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures Contracts

Each Portfolio may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into a futures contract, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2013, the Portfolios held futures contracts for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the six months ended March 31, 2013, the Portfolios held foreign-currency exchange contracts for hedging and non-hedging purposes.

100	Sanford C. Bernstein Fund, Inc.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, certain Portfolios may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the six months ended March 31, 2013, the Portfolios held written options for hedging and non-hedging purposes.

During the six months ended March 31, 2013, the Portfolios held purchased options for hedging and non-hedging purposes.

For the six months ended March 31, 2013, the Portfolios had the following transactions in written options:

OVERLAY A PORTFOLIO	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written outstanding as of 9/30/12	33,080	$271,302
Options written	100,820	9,269,544
Options expired	(33,080)	(271,302)
Options bought back	(98,575)	(7,948,164)
Options exercised	0	0

Options written outstanding as of 3/31/13	2,245	$1,321,380

TAX-AWARE OVERLAY A PORTFOLIO	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written outstanding as of 9/30/12	82,760	$678,746
Options written	196,910	18,057,101
Options expired	(82,760)	(678,746)
Options bought back	(192,562)	(15,497,834)
Options exercised	0	0

Options written outstanding as of 3/31/13	4,348	$2,559,267

2013 Semi-Annual Report	101

Notes to Financial Statements (continued)

OVERLAY B PORTFOLIO	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written outstanding as of 9/30/12	0	$0
Options written	26,518	2,478,876
Options expired	0	0
Options bought back	(25,929)	(2,132,265)
Options exercised	0	0

Options written outstanding as of 3/31/13	589	$346,611

TAX-AWARE OVERLAY B PORTFOLIO	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written outstanding as of 9/30/12	0	$0
Options written	42,285	3,950,206
Options expired	0	0
Options bought back	(41,354)	(3,402,284)
Options exercised	0	0

Options written outstanding as of 3/31/13	931	$547,922

TAX-AWARE OVERLAY C PORTFOLIO	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written outstanding as of 9/30/12	0	$0
Options written	11,506	1,055,668
Options expired	0	0
Options bought back	(11,252)	(906,065)
Options exercised	0	0

Options written outstanding as of 3/31/13	254	$149,603

TAX-AWARE OVERLAY N PORTFOLIO	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written outstanding as of 9/30/12	0	$0
Options written	9,489	884,891
Options expired	0	0
Options bought back	(9,280)	(761,776)
Options exercised	0	0

Options written outstanding as of 3/31/13	209	$123,115

•	Swap Agreements

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, equity markets, currencies or other underlying asset classes. The Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received

102	Sanford C. Bernstein Fund, Inc.

by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Credit Default Swaps:

The Portfolios may enter into credit default swaps, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the six months ended March 31, 2013, the Portfolios held credit default swap contracts for non-hedging purposes.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At March 31, 2013, the Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios had Sale Contracts outstanding with Maximum Payout Amounts aggregating $293,495,544, $89,482,053, $99,359,425, $41,301,711, $10,783,545 and $9,122,349, with net unrealized appreciation/depreciation of $2,419,112, $2,308,588, $913,333, $965,128, $252,713 and $213,244, respectively, and terms of less than 5 years, as reflected in the schedule of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty. As of March 31, 2013, none of Portfolios had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

2013 Semi-Annual Report	103

Notes to Financial Statements (continued)

Total Return Swaps:

Each Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the six months ended March 31, 2013, the Portfolios held total return swaps for hedging and non-hedging purposes.

Documentation governing the Portfolios’ OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolios’ counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of March 31, 2013, the following Portfolios had OTC derivatives with contingent features in net liability positions:

PORTFOLIO	TOTAL MARKET VALUE OF OTC DERIVATIVES	MARKET VALUE OF COLLATERAL PLEDGED	UNCOLLATERALIZED AMOUNT
Overlay A	$(4,232,337)	$708,948	$(3,728,244)
Tax-Aware Overlay A	(4,701,631)	5,058,387	(1,209,146)
Overlay B	(849,194)	361,860	(651,906)
Tax-Aware Overlay B	(899,148)	9,294,640	(593,266)
Tax-Aware Overlay C	(346,682)	2,194,000	(346,682)
Tax-Aware Overlay N	(341,102)	1,888,000	(341,102)

If a trigger event had occurred at March 31, 2013, for those derivatives in a net liability position, the uncollateralized amount would be required to be posted by the Portfolios.

At March 31, 2013, the Portfolios had entered into the following derivatives:

OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$6,059,118		Unrealized depreciation of forward currency exchange contracts	$5,007,767
Interest rate contracts	Margin due from/owed to broker on futures contracts	1,661,044	*
Credit contracts	Unrealized appreciation of credit default swap contracts	2,429,915		Unrealized depreciation of credit default swap contracts	10,803
Equity contracts	Margin due from/owed to broker on futures contracts	6,350,042	*	Margin due from/owed to broker on futures contracts	2,163,283	*
Equity contracts				Unrealized depreciation of total return swap contracts	152,896
Equity contracts	Investments in securities at value	11,015,012
Equity contracts				Options written, at value	2,166,425
Total		$27,515,131			$9,501,174

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

104	Sanford C. Bernstein Fund, Inc.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2013:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$3,834,315	$(328,231)
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	322,907	1,357,919
Credit contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	6,904,258	2,419,112
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	26,437,163	7,307,178
Equity contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	550,644	(3,045,040)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	753,199	(1,112,096)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(14,241,802)	(1,993,098)
Total		$24,560,684	$4,605,744

TAX-AWARE OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$14,563,896		Unrealized depreciation of forward currency exchange contracts	$13,056,032
Credit contracts	Unrealized appreciation of credit default swap contracts	2,308,588
Interest rate contracts	Margin due from/owed to broker on futures contracts	1,244,787	*
Equity contracts	Margin due from/owed to broker on futures contracts	11,541,154	*	Margin due from/owed to broker on futures contracts	5,031,703	*
Equity contracts	Investments in securities at value	21,508,335
Equity contracts				Options written, at value	4,195,820
Total		$51,166,760			$22,283,555

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

2013 Semi-Annual Report	105

Notes to Financial Statements (continued)

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2013:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$12,200,623	$1,920,716
Credit contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	5,866,163	2,308,588
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	920,947	(1,029,299)
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	53,480,893	8,605,236
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(28,048,937)	(3,486,389)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	1,628,934	(2,304,664)
Total		$46,048,623	$6,014,188

OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$5,551,471		Unrealized depreciation of forward currency exchange contracts	$2,096,011
Credit contracts	Unrealized appreciation of credit default swap contracts	920,441		Unrealized depreciation of credit default swap contracts	7,108
Interest rate contracts	Margin due from/owed to broker on futures contracts	9,844	*	Margin due from/owed to broker on futures contracts	542,977	*
Equity contracts				Unrealized depreciation of total return swap contracts	445,478
Equity contracts	Margin due from/owed to broker on futures contracts	7,403,089	*	Margin due from/owed to broker on futures contracts	1,247,172	*
Equity contracts	Investments in securities at value	2,889,958
Equity contracts				Options written, at value	568,385
Total		$16,774,803			$4,907,131

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

106	Sanford C. Bernstein Fund, Inc.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2013:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$1,472,486	$3,120,310
Credit contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	2,004,228	913,333
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	677,367	19,759
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	116,520	(221,774)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(3,607,253)	(709,909)
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	22,714,569	9,004,774
Equity contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	2,020,884	(423,547)
Total		$25,398,801	$11,702,946

2013 Semi-Annual Report	107

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$1,182,669		Unrealized depreciation of forward currency exchange contracts	$1,310,794
Credit contracts	Unrealized appreciation of credit default swap contracts	965,128
Interest rate contracts				Margin due from/owed to broker on futures contracts	715,918	*
Equity contracts	Unrealized appreciation of total return swap contracts	3,081,212		Unrealized depreciation of total return swap contracts	632,372
Equity contracts	Margin due from/owed to broker on futures contracts	12,455,950	*	Margin due from/owed to broker on futures contracts	2,322,639	*
Equity contracts	Investments in securities at value	4,605,416
Total		$22,290,375			$4,981,723

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2013:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$151,108	$(1,658,872)
Credit contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	1,049,205	965,128
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	499,711	527,281
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	185,692	(350,493)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(5,711,982)	1,138,925
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	41,044,036	15,142,567
Equity contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	6,297,580	(638,511)
Total		$43,515,350	$15,126,025

108	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY C PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$326,198		Unrealized depreciation of forward currency exchange contracts	$408,448
Credit contracts	Unrealized appreciation of credit default swap contracts	252,713
Interest rate contracts				Margin due from/owed to broker on futures contracts	13,688	*
Equity contracts	Unrealized appreciation of total return swap contracts	881,168		Unrealized depreciation of total return swap contracts	155,725
Equity contracts	Margin due from/owed to broker on futures contracts	3,472,699	*	Margin due from/owed to broker on futures contracts	691,300	*
Equity contracts	Investments in securities at value	1,256,541
Equity contracts				Options written, at value	245,110
Total		$6,189,319			$1,514,271

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2013:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$5,746	$(472,231)
Credit contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	281,662	252,713
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	22,948	334,151
Equity contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	1,552,883	(92,981)
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	11,114,245	4,041,719

2013 Semi-Annual Report	109

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,544,393)	(288,331)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	53,431	(95,507)
Total		$11,486,522	$3,679,533

TAX-AWARE OVERLAY N PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$274,974		Unrealized depreciation of forward currency exchange contracts	$285,816
Credit contracts	Unrealized appreciation of credit default swap contracts	213,244
Interest rate contracts				Margin due from/owed to broker on futures contracts	151,838	*
Equity contracts	Unrealized appreciation of total return swap contracts	669,501		Unrealized depreciation of total return swap contracts	148,138
Equity contracts	Margin due from/owed to broker on futures contracts	2,762,461	*	Margin due from/owed to broker on futures contracts	520,265	*
Equity contracts	Investments in securities at value	1,033,937
Equity contracts				Options written, at value	201,685
Total		$4,954,117			$1,307,742

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2013:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$44,204	$(351,331)
Credit contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	232,256	213,244

110	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	84,442	131,725
Equity contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	1,470,147	(190,860)
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	9,023,932	3,350,526
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,280,539)	(251,361)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	41,636	(78,570)
Total		$9,616,078	$2,823,373

The following tables represent the volume of the Portfolios’ derivative transactions during the six months ended March 31, 2013:

OVERLAY A PORTFOLIO

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$213,818,852
Average principal amount of sale contracts	$152,939,085

Futures Contracts:
Average original value of buy contracts	$533,776,421
Average original value of sale contracts	$57,054,913

Credit Default Swap Contracts:
Average notional amount of sale contracts	$345,101,386	(a)

Total Return Swap Contracts:
Average notional amount	$60,339,273

Purchased Options:
Average monthly cost	$7,822,572
(a) Positions were open for four months during the period.

2013 Semi-Annual Report	111

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY A PORTFOLIO

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$404,700,382
Average principal amount of sale contracts	$344,924,450

Credit Default Swap Contracts:
Average notional amount of sale contracts	$150,777,855	(a)

Futures Contracts:
Average original value of buy contracts	$742,947,416
Average original value of sale contracts	$59,721,505	(a)

Purchased Options:
Average monthly cost	$15,367,680
(a) Positions were open for four months during the period.
OVERLAY B PORTFOLIO

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$64,616,141
Average principal amount of sale contracts	$466,228,371

Futures Contracts:
Average original value of buy contracts	$311,717,444
Average original value of sale contracts	$171,689,700

Credit Default Swap Contracts:
Average notional amount of sale contracts	$119,142,481	(a)

Total Return Swap Contracts:
Average notional amount	$32,541,079

Purchased Options:
Average monthly cost	$2,009,675
(a) Positions were open for four months during the period.
TAX-AWARE OVERLAY B PORTFOLIO

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$64,647,661
Average principal amount of sale contracts	$18,388,511

Futures Contracts:
Average original value of buy contracts	$540,757,562
Average original value of sale contracts	$263,452,996

Credit Default Swap Contracts:
Average notional amount of sale contracts	$47,557,500	(a)

Total Return Swap Contracts:
Average notional amount	$59,217,203

Purchased Options:
Average monthly cost	$3,208,227
(a) Positions were open for four months during the period.

112	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY C PORTFOLIO

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$17,431,196
Average principal amount of sale contracts	$4,766,952	(a)

Credit Default Swap Contracts:
Average notional amount of sale contracts	$13,699,646	(b)

Total Return Swap Contracts:
Average notional amount	$15,242,639

Futures Contracts:
Average original value of buy contracts	$144,300,775
Average original value of sale contracts	$62,217,336

Purchased Options:
Average monthly cost	$848,123
(a) Positions were open for five months during the period.
(b) Positions were open for four months during the period.
TAX-AWARE OVERLAY N PORTFOLIO

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$14,144,700
Average principal amount of sale contracts	$4,202,302	(a)

Futures Contracts:
Average original value of buy contracts	$119,334,049
Average original value of sale contracts	$57,106,734

Credit Default Swap Contracts:
Average notional amount of sale contracts	$11,439,108	(b)

Total Return Swap Contracts:
Average notional amount	$13,417,354
Purchased Options:
Average monthly cost	$715,216
(a) Positions were open for five months during the period.
(b) Positions were open for four months during the period.

NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2012 and September 30, 2011 were as follows:

PORTFOLIO	2012	2011
Overlay A
Distributions paid from:
Ordinary income	$73,568,776	$12,666,079
Long-term capital gains	53,409,629	6,173,826

Total distributions paid	$126,978,405	$18,839,905

2013 Semi-Annual Report	113

Notes to Financial Statements (continued)

PORTFOLIO	2012	2011
Tax-Aware Overlay A
Distributions paid from:
Ordinary income	$14,757,764	$365,793
Long-term capital gains	92,852,931	24,955,866

Total distributions paid	$107,610,695	$25,321,659

Overlay B
Distributions paid from:
Ordinary income	$22,965,820	$16,526,677
Long-term capital gains	7,088,757	8,205,537

Total distributions paid	$30,054,577	$24,732,214

Tax-Aware Overlay B
Distributions paid from:
Ordinary income	$598,823	$14,850,284
Long-term capital gains	6,919,875	17,418,235

Total taxable distributions	7,518,698	32,268,519
Tax exempt distributions	12,142,189	2,722,787

Total distributions paid	$19,660,887	$34,991,306

Tax-Aware Overlay C
Distributions paid from:
Ordinary income	$225,208	$4,705,433
Long-term capital gains	1,450,089	4,248,534

Total taxable distributions	1,675,297	8,953,967
Tax exempt distributions	2,779,105	516,493

Total distributions paid	$4,454,402	$9,470,460

Tax-Aware Overlay N
Distributions paid from:
Ordinary income	$195,198	$4,448,990
Long-term capital gains	1,491,811	3,979,384

Total taxable distributions	1,687,009	8,428,374
Tax exempt distributions	2,292,571	357,614

Total distributions paid	$3,979,580	$8,785,988

As of September 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG-TERM GAINS	ACCUMULATED CAPITAL AND OTHER (LOSSES)(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
Overlay A	$10,826,082	$0	$(113,232,023)	$41,785,190	$(60,620,751)
Tax-Aware Overlay A	11,457,294	0	(228,403,847)	139,827,698	(77,118,855)
Overlay B	10,959,073	14,481,238	(19,116,200)	39,317,595	45,641,706
Tax-Aware Overlay B	11,932,953	10,388,199	0	65,320,559	87,641,711
Tax-Aware Overlay C	2,680,916	2,456,621	0	16,243,156	21,380,693
Tax-Aware Overlay N	2,001,663	2,628,250	0	12,248,992	16,878,905

114	Sanford C. Bernstein Fund, Inc.

(a)	Includes tax exempt income as shown below:

PORTFOLIO
Tax-Aware Overlay B	$11,206,763
Tax-Aware Overlay C	2,415,375
Tax-Aware Overlay N	1,854,883

(b)	At September 30, 2012, Overlay B Portfolio deferred $19,116,200 in straddles losses. Additionally, as of September 30, 2012 certain Portfolios had capital loss carryforwards for federal income tax purposes.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

(d)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2012, the following Portfolios had net capital loss carryforwards which will expire as follows:

PORTFOLIO	SHORT- TERM AMOUNT	LONG- TERM AMOUNT	EXPIRATION
Overlay A	$81,047,425	$32,184,598	No expiration
Tax-Aware Overlay A	190,771,704	37,632,143	No expiration

NOTE 5.	Risks Involved in Investing in the Portfolios

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Foreign Currency Risk–This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the

2013 Semi-Annual Report	115

Notes to Financial Statements (continued)

Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on each Portfolio’s net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

Municipal Market Risk and Concentration of Credit Risk —This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios invest primarily in securities issued by the State of California and New York, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

Derivatives Risk–The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates, or indices. Derivatives may be illiquid and difficult to priced or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Leverage Risk—When a Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

Duration Risk— Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Commodity Risk–The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic political and regulatory developments.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

116	Sanford C. Bernstein Fund, Inc.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Mortgage-Related Securities Risk—In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Real Estate Related Securities Risk— Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investment In Other Investment Companies Risk—As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Tax Risk— There is no guarantee that all of the Portfolio’s municipal bond income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

Indemnification Risk–In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

As of March 31, 2013, the Sanford C. Bernstein Fund, Inc., has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 3.6 billion shares are allocated to the Overlay Portfolios. Each Class 1 and Class 2 of the Overlay Portfolios is allocated 300 million shares.

2013 Semi-Annual Report	117

Notes to Financial Statements (continued)

Share transactions for each Portfolio for the six months ended March 31, 2013 and the year ended September 30, 2012, were as follows:

	OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12
Class 1 Shares
Shares sold	10,164,075	27,885,816	$108,705,023	$293,042,781
Shares issued on reinvestment of dividends and distributions	756,150	10,482,442	7,848,843	105,138,899
Shares redeemed	(13,691,417)	(28,539,575)	(144,845,540)	(299,257,664)

Net increase	(2,771,192)	9,828,683	(28,291,674)	98,924,016
Beginning of period	117,522,187	107,693,504	1,265,574,855	1,166,650,839

End of period	114,750,995	117,522,187	$1,237,283,181	$1,265,574,855

Class 2 Shares
Shares sold	3,833,632	9,072,404	$40,729,633	$95,332,406
Shares issued on reinvestment of dividends and distributions	171,392	2,041,264	1,780,758	20,494,287
Shares redeemed	(4,026,784)	(7,829,709)	(42,775,245)	(82,606,782)

Net increase	(21,760)	3,283,959	(264,854)	33,219,911
Beginning of period	22,914,449	19,630,490	247,971,019	214,751,108

End of period	22,892,689	22,914,449	$247,706,165	$247,971,019

	TAX-AWARE OVERLAY A PORTFOLIO

	SHARES		AMOUNT
	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12
Class 1 Shares
Shares sold	26,318,547	53,890,246	$288,339,986	$576,740,275
Shares issued on reinvestment of dividends and distributions	567,753	7,847,752	6,023,861	81,067,278
Shares redeemed	(28,825,076)	(44,861,629)	(312,176,293)	(477,550,881)

Net increase (decrease)	(1,938,776)	16,876,369	(17,812,446)	180,256,672
Beginning of period	206,661,223	189,784,854	2,232,846,087	2,052,589,415

End of period	204,722,447	206,661,223	$2,215,033,641	$2,232,846,087

118	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY A PORTFOLIO

	SHARES		AMOUNT
	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12
Class 2 Shares
Shares sold	8,058,121	19,503,612	$88,259,105	$210,145,943
Shares issued on reinvestment of dividends and distributions	257,094	2,436,693	2,732,904	25,219,770
Shares redeemed	(9,475,949)	(17,100,515)	(102,486,186)	(182,232,407)

Net increase (decrease)	(1,160,734)	4,839,790	(11,494,177)	53,133,306
Beginning of period	61,205,818	56,366,028	670,721,731	617,588,425

End of period	60,045,084	61,205,818	$659,227,554	$670,721,731

	OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12
Class 1 Shares
Shares sold	9,083,861	23,637,627	$98,916,080	$255,893,098
Shares issued on reinvestment of dividends and distributions	2,140,092	2,213,238	22,920,387	23,416,054
Shares redeemed	(10,879,110)	(19,925,961)	(118,437,899)	(215,712,929)

Net increase	344,843	5,924,904	3,398,568	63,596,223
Beginning of period	78,528,584	72,603,680	823,687,485	760,091,262

End of period	78,873,427	78,528,584	$827,086,053	$823,687,485

Class 2 Shares
Shares sold	2,721,856	8,828,688	$29,524,129	$95,894,102
Shares issued on reinvestment of dividends and distributions	482,141	406,646	5,163,731	4,302,318
Shares redeemed	(4,936,561)	(4,462,184)	(53,791,884)	(48,626,411)

Net increase	(1,732,564)	4,773,150	(19,104,024)	51,570,009
Beginning of period	18,325,435	13,552,285	193,989,014	142,419,005

End of period	16,592,871	18,325,435	$174,884,990	$193,989,014

2013 Semi-Annual Report	119

Notes to Financial Statements (continued)

	TAX-AWARE OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12
Class 1 Shares
Shares sold	14,164,945	30,851,312	$156,740,998	$334,572,008
Shares issued on reinvestment of dividends and distributions	1,386,058	1,065,045	15,149,618	11,310,780
Shares redeemed	(17,650,200)	(26,114,467)	(195,137,723)	(283,318,196)

Net increase	(2,099,197)	5,801,890	(23,247,107)	62,564,592
Beginning of period	103,800,589	97,998,699	1,084,292,608	1,021,728,016

End of period	101,701,392	103,800,589	$1,061,045,501	$1,084,292,608

Class 2 Shares
Shares sold	4,392,291	16,123,219	$48,626,437	$174,737,815
Shares issued on reinvestment of dividends and distributions	694,006	585,158	7,592,423	6,220,234
Shares redeemed	(10,984,369)	(15,018,400)	(121,262,293)	(162,613,547)

Net increase	(5,898,072)	1,689,977	(65,043,433)	18,344,502
Beginning of period	51,550,507	49,860,530	540,249,800	521,905,298

End of period	45,652,435	51,550,507	$475,206,367	$540,249,800

	TAX-AWARE OVERLAY C PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12
Class 1 Shares
Shares sold	3,114,312	6,154,044	$33,710,243	$66,674,828
Shares issued on reinvestment of dividends and distributions	308,887	222,099	3,684,803	2,352,032
Shares redeemed	(2,448,208)	(4,736,649)	(26,598,013)	(51,289,963)

Net increase	974,991	1,639,494	10,797,033	17,736,897
Beginning of period	24,804,911	23,165,417	258,414,302	240,677,405

End of period	25,779,902	24,804,911	$269,211,335	$258,414,302

Class 2 Shares
Shares sold	2,088,693	2,389,800	$23,033,819	$25,663,449
Shares issued on reinvestment of dividends and distributions	196,967	163,229	2,155,840	1,728,596
Shares redeemed	(1,386,123)	(2,355,089)	(15,240,096)	(25,492,419)

Net increase	899,537	197,940	9,949,563	1,899,626
Beginning of period	14,640,837	14,442,897	153,514,126	151,614,500

End of period	15,540,374	14,640,837	$163,463,689	$153,514,126

120	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY N PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12	SIX MONTHS ENDED 3/31/13 (UNAUDITED)	YEAR ENDED 9/30/12
Class 1 Shares
Shares sold	2,890,514	6,555,297	$31,742,277	$70,324,156
Shares issued on reinvestment of dividends and distributions	371,794	285,490	4,026,534	3,009,068
Shares redeemed	(4,332,937)	(5,704,440)	(47,452,036)	(61,358,812)

Net increase	(1,070,629)	1,136,347	(11,683,225)	11,974,412
Beginning of period	28,863,980	27,727,633	301,158,164	289,183,752

End of period	27,793,351	28,863,980	$289,474,939	$301,158,164

Class 2 Shares
Shares sold	988,725	2,383,318	$10,907,887	$25,668,841
Shares issued on reinvestment of dividends and distributions	74,034	53,100	802,530	559,670
Shares redeemed	(1,228,091)	(1,351,477)	(13,559,330)	(14,679,965)

Net increase	(165,332)	1,084,941	(1,848,913)	11,548,546
Beginning of period	5,633,393	4,548,452	58,538,048	46,989,502

End of period	5,468,061	5,633,393	$56,689,135	$58,538,048

NOTE 7.	Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE 8.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

2013 Semi-Annual Report	121

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios

BOARD OF DIRECTORS

Thomas B. Stiles II*^

Chairman

Dianne F. Lob

President

Bart Friedman*

Director

William Kristol*

Director

Debra Perry*

Director

Donald K. Peterson*

Director

Rosalie J. Wolf*

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Emilie D. Wrapp

Secretary

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

122	Sanford C. Bernstein Fund, Inc.

Board’s Consideration of Investment Management Arrangement

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Sanford C. Bernstein Fund, Inc. (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, U.S. Government Short Duration, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 25, 2012. In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated August 23, 2012, from counsel to the Independent Directors. The letter contained a preliminary list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, had received and reviewed in July 2012 certain information relating to the profitability of the Adviser in 2011 and prior years in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2012. In addition, the Independent Directors received materials prepared by the Senior Officer (who is also the Fund’s Independent Compliance Officer), as described below. On September 20, 2012, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on September 20, 2012, the Independent Directors met separately with independent counsel and the Senior Officer, and met with Peter Kraus, the Chief Executive Officer of the Adviser, to discuss his perspectives on the performance of the Fund’s Portfolios and strategies to improve that performance. Following the September 20, 2012 meeting, the Independent Directors, through counsel, requested certain additional information which was provided by the Adviser on October 9, 2012. The Independent Directors held a telephonic meeting on October 16, 2012 to discuss the contract renewal materials and supplemental materials. On October 24, 2012, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser as well as the Senior Officer’s report and conclusions. On October 25, 2012, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. At the October 25, 2012 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the continuation of the Investment Management Agreement, the Board of Directors, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each respective Portfolio.

2013 Semi-Annual Report	123

Board’s Consideration of Investment Management Arrangement (continued)

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the continuation of the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as described below.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data. Where applicable, the Board considered similarities and differences between each Portfolio and the other funds in its respective peer group, including the relationship of fees to the size of fund assets. The Senior Officer also performed analyses of the advisory fees based upon hypothetical fee structures and asset levels, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the proposed fees as described above, and in light of the Adviser’s agreement to continue to voluntarily waive a portion of the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios as described below, the Board concluded that the current contractual advisory fees are reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered their knowledge of the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout recent difficult market environments. The Board considered the allocation of responsibilities as well as the factors that were taken into account in making and implementing investment decisions for the Portfolios. The Board then reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff was sufficient to ensure a high level of quality service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser affected the nature and quality of its services and, in particular, the impact, if any, the diminution in assets under management and revenues of the Adviser in recent years may have had on the Adviser’s available resources to provide services to the Portfolios.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as

124	Sanford C. Bernstein Fund, Inc.

the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, both before and after fees for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2012 (“relevant periods”) and versus each Portfolio’s benchmark index, after fees, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2012. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Lipper. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlays can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in order to provide the desired risk/return trade-off for private client accounts. The Directors also noted the Adviser’s continued efforts to enhance the Overlay Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolios to the Adviser for calendar years 2010 and 2011, which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 25, 2012 Board meeting from the independent consultant who reviewed the Adviser’s methods of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the July 25, 2012 Board meeting, the Directors received a presentation from an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein fund complex generally, and a presentation from the Adviser concerning certain of its views on economies of scale with respect to the Portfolios. After reviewing the profitability and economies of scale information provided by the Adviser and the independent consultant, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, the Portfolios’ breakpoint arrangements as currently in effect as described below, expense caps and waivers on select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years.

2013 Semi-Annual Report	125

Board’s Consideration of Investment Management Arrangement (continued)

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account not only the advisory fees payable by the Portfolios, but also so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser, and brokerage commissions paid by certain Portfolios to brokers affiliated with the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, and in light of the Adviser’s agreement to continue to voluntarily waive the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios by an amount equal to 0.05% per annum of the respective net assets of these Portfolios through October 31, 2013, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below:

ADVISORY FEE SCHEDULE
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

126	Sanford C. Bernstein Fund, Inc.

ADVISORY FEE SCHEDULE
Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion

International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% of assets in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion

Overlay A Portfolio	0.90% of assets

Tax-Aware Overlay A Portfolio	0.90% of assets

Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay C Portfolio	0.65% of assets

Tax-Aware Overlay N Portfolio	0.65% of assets

2013 Semi-Annual Report	127

The Following Is Not Part of the Shareholder Report or the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Overlay Portfolios (the “Portfolios”):2

Tax-Aware Overlay A Portfolio

Overlay A Portfolio

Tax-Aware Overlay B Portfolio

Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Overlay Portfolios, which utilizes the Adviser’s Dynamic Asset Allocation (“DAA”) service, are not designed to be used as stand-alone investments and are used only in conjunction with globally diversified Private Client portfolios. Overlay A Portfolio and Tax-Aware Overlay A Portfolio are intended for use in Private Client accounts that have a higher equity weighting (e.g., 20% fixed income and 80% equity). Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio are intended for use in Private Client accounts that have a higher fixed income weighting (e.g., 70% fixed income and 30% equity).3 Combinations of the Overlay Portfolios can be used to tailor the overlay service to suit a variety of Private Client account asset allocations. When applied in a systematic way over time, the overlay strategies are designed to: reduce portfolio volatility, reduce the probability of large losses as a result of negative “tail events”, and maintain returns over time. The side effect of such strategies is reducing the probability of large gains. These potential benefits are intended to be realized at the level of a Private Client’s account, which would include other investments, such as individual securities as well as holdings in one or more of the Portfolios.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

1 The Senior Officer’s evaluation was completed on October 4, 2012 and discussed with the Board on October 16 and 25, 2012.

2 Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Class 1 shares of the Portfolios unless otherwise indicated.

3 Both the Overlay C Portfolio and the Overlay N Portfolio seek to minimize the impact of federal and state taxes for shareholders resident in California and New York, respectively.

128	Sanford C. Bernstein Fund, Inc.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The proposed advisory fee schedules did not contain any changes from the previous year.

PORTFOLIO	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS[5]
Tax-Aware Overlay A Portfolio Overlay A Portfolio	0.90	% (flat fee)
Tax-Aware Overlay B Portfolio Overlay B Portfolio Tax-Aware Overlay C Portfolio Tax-Aware Overlay N Portfolio	0.65	% (flat fee)

The Portfolios’ net assets on September 30, 2012 and September 30, 2011 are set forth below:

PORTFOLIO	09/30/12 NET ASSETS ($MM)	09/30/11 NET ASSETS ($MM)	CHANGE ($MM)
Tax-Aware Overlay A Portfolio	$2,836.0	$2,646.8	$189.2
Overlay A Portfolio	$1,457.3	$1,392.3	$65.0
Tax-Aware Overlay B Portfolio	$1,716.6	$1,561.1	$155.5
Overlay B Portfolio	$1,063.5	$925.0	$138.5
Tax-Aware Overlay C Portfolio	$433.7	$395.2	$38.6
Tax-Aware Overlay N Portfolio	$376.6	$338.4	$38.2

The Adviser agreed to waive that portion of its management fees and/or reimburse the Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit the Portfolios’ expense ratios to the amounts set forth below.6,7 During the semi-annual period ending March 31, 2012, none of the Portfolios were operating above their expense caps. Accordingly, the Overlay Portfolios’ expense limitation undertakings were of no effect during the semi-annual period ended March 31, 2012.

4 Jones v. Harris at 1427.

5 The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

6 On January 25, 2012, the Adviser notified the Board that the Adviser had determined to extend the Expense Limitation Undertaking for the Overlay Portfolios through January 31, 2013. The agreement is terminable by the Adviser upon at least 60 days’ written notice.

7 The agreement allows for the Adviser to be reimbursed through January 31, 2013 for management fees that the Adviser waived or reimbursements that the Adviser made for fund expenses exceeding the Overlay Portfolios’ expense caps through January 31, 2013. The agreement provides that such payment shall be made only to the extent that the payment does not cause the Overlay Portfolios’ aggregate expenses to exceed, on an annual basis, their expense caps, and that such payment shall not exceed the amount of the offering expenses recorded by the Portfolios for financial reporting purposes on or before February 8, 2011.

2013 Semi-Annual Report	129

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

PORTFOLIO	SEMI-ANNUAL PERIOD ENDING 03/31/12 TOTAL EXPENSE RATIO[8]
		EXP. CAP		GROSS
Tax-Aware Overlay A Portfolio	Class 1 Class 2	1.20 1.00	% %	1.14 0.94	% %

Overlay A Portfolio	Class 1 Class 2	1.20 1.00	% %	1.15 0.95	% %

Tax-Aware Overlay B Portfolio	Class 1 Class 2	0.90 0.75	% %	0.84 0.69	% %

Overlay B Portfolio	Class 1 Class 2	0.90 0.75	% %	0.86 0.71	% %

Tax-Aware Overlay C Portfolio	Class 1 Class 2	0.90 0.75	% %	0.88 0.73	% %

Tax-Aware Overlay N Portfolio	Class 1 Class 2	0.90 0.75	% %	0.88 0.73	% %

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.9 However, with respect to the Portfolios, the Adviser represented that there are no institutional products in the Adviser’s Form ADV that have similar investment style as the Portfolios.

8 Annualized.

9 The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.”Jones v. Harris at 1428.

130	Sanford C. Bernstein Fund, Inc.

The Adviser manages the AllianceBernstein Cap Fund, Inc.—Dynamic All Market Fund (“Dynamic All Market Fund”), a retail mutual fund which has a somewhat similar investment style as Overlay A Portfolio. Set forth below is the advisory fee schedule of Dynamic All Market Fund and what would have been the effective advisory fee of the Overlay A Portfolio had the retail mutual fund’s fee schedule been applicable to the Portfolio based on the Portfolio’s September 30, 2012 net assets:

PORTFOLIO	ABMF FUND	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Overlay A Portfolio	Dynamic All Market Fund	60 bp (flat fee)	0.600%	0.900%

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policy holders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. AVPS – Dynamic Asset Allocation Portfolio has a somewhat similar investment style as Overlay A Portfolio, and its advisory fee schedule is set forth in the table below.10

PORTFOLIO	AVPS PORTFOLIO	AVPS FEE SCHEDULE	AVPS EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Overlay A Portfolio	Dynamic Asset Allocation Portfolio	70 bp (flat fee)	0.700%	0.900%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as Overlay A Portfolio. Also shown are Overlay A Portfolio’s advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolio’s September 30, 2011 net assets:

PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE (%)	PORTFOLIO ADVISORY FEE (%)
Overlay A Portfolio	Client #1	0.40% on first $100 million 0.35% on next $100 million 0.30% on the balance	0.310%	0.900%

	Client #2	0.40% on first $250 million 0.35% on next $250 million 0.325% on next $500 million 0.30% on the balance	0.334%	0.900%

	Client #3	0.35% on the first $400 million 0.30% on the balance	0.314%	0.900%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to Overlay A Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s length bargaining or negotiations.

10 AVPS – Dynamic Asset Allocation Portfolio is designed as a balanced fund with a neutral asset allocation of 60% equity and 40% fixed income. The Adviser utilizes its DAA principles and toolset in managing the portfolio’s risk profile and asset allocation.

2013 Semi-Annual Report	131

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

While it appears that certain sub-advisory relationships are paying a lower fee than the Overlay A Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolio and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship investment related services for a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment services.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.11 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee,12 estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)13 and the Portfolio’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

As noted previously, the Portfolios were not designed as stand-alone portfolios, in contrast to their Lipper peers, which are stand-alone. Accordingly, the peers selected for each Portfolio from Lipper’s Global Flexible universe were based primarily on asset size and may be of limited value for comparison purposes.

PORTFOLIO	CONTRACTUAL MANAGEMENT FEE (%)	LIPPER EXP. GROUP MEDIAN (%)	EG RANK
Tax-Aware Overlay A Portfolio	0.900	0.774	9/11
Overlay A Portfolio	0.900	0.828	9/13
Tax-Aware Overlay B Portfolio	0.650	0.784	4/11
Overlay B Portfolio	0.650	0.853	4/15
Tax-Aware Overlay C Portfolio	0.650	0.900	1/13
Tax-Aware Overlay N Portfolio	0.650	0.900	1/14

Lipper also compared the Portfolios’ total expense ratios to the medians of the Portfolios’ EG and Lipper Expense Universe (“EU”). The EU14 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

11 The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

12 The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

13 Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

14 Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

132	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	EXPENSE RATIO (%)[15]	LIPPER EXP. GROUP MEDIAN (%)	LIPPER GROUP RANK	LIPPER EXP. UNIVERSE MEDIAN (%)	LIPPER UNIVERSE RANK
Tax-Aware Overlay A Portfolio	1.145	1.145	6/11	1.079	75/134
Overlay A Portfolio	1.167	1.016	9/13	1.079	79/134
Tax-Aware Overlay B Portfolio	0.857	1.016	4/11	1.079	30/134
Overlay B Portfolio	0.875	1.016	4/15	1.079	32/134
Tax-Aware Overlay C Portfolio	0.892	1.350	1/13	1.079	35/134
Tax-Aware Overlay N Portfolio	0.900	1.309	2/14	1.079	36/134

Based on this analysis, the Portfolios have lower contractual management fees than their respective EG medians with the exception of Tax-Aware Overlay A Portfolio and Overlay A Portfolio, which have higher contractual management fees.

The Portfolios have lower total expense ratios than their respective EG medians, with the exception for Tax-Aware Overlay A Portfolio, which has an equal total expense ratio, and Overlay A Portfolio, which has a higher total expense ratio.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. The Adviser’s profitability with respect to the Portfolios increased in 2011 compared to 2010.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges Tax-Aware Overlay A Portfolio and Overlay A Portfolio a fee of 0.20% of average daily net assets, and Overlay B Portfolio and the Tax-Aware Overlay B, C and N Portfolios a fee of 0.15% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2011:

PORTFOLIO	SHAREHOLDER SERVING AGREEMENT FEE
Tax-Aware Overlay A Portfolio	$3,777,784
Overlay A Portfolio	$2,058,920
Tax-Aware Overlay B Portfolio	$1,317,311
Overlay B Portfolio	$1,067,785
Tax-Aware Overlay C Portfolio	$329,469
Tax-Aware Overlay N Portfolio	$376,132

15 The total expense ratios are for the Portfolios’ most recently completed fiscal year Class 1 shares.

2013 Semi-Annual Report	133

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive.

During the fiscal year ended September 30, 2011, none of the Portfolios effected brokerage transactions through and paid commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB& Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB”.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.

16 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

17 The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18 As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

19 The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

134	Sanford C. Bernstein Fund, Inc.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $411 billion as of August 31, 2012, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1 year gross performance returns of the Portfolios20 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)21 for the period ended July31, 2012.22 Also shown are the gross performance rankings of the Portfolios. It should be noted that the Overlay Portfolios are not designed to be used as stand-alone investments, unlike its peers, and are used only in conjunction with globally diversified Private Client portfolios. Accordingly, the Lipper performance comparisons for the Overlay Portfolios are shown only for information purposes and do not indicate how successful the Overlay Portfolios are in meeting their investment objectives.

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Tax-Aware Overlay A Portfolio
	1 year	-7.25	-0.59	-1.54	10/11	199/247
Overlay A Portfolio
	1 year	-3.79	0.08	-1.54	12/13	164/247
Tax-Aware Overlay B Portfolio
	1 year	2.34	2.34	-1.42	6/11	58/247
Overlay B Portfolio
	1 year	3.04	1.30	-1.42	5/15	38/247
Tax-Aware Overlay C Portfolio
	1 year	2.52	0.32	-1.42	4/13	53/247
Tax-Aware Overlay N Portfolio
	1 year	2.03	-0.37	-1.42	4/14	61/247

Set forth below are the 1 year and since inception net performance returns of the Portfolios (in bold)23 versus their benchmarks.24 As previously indicated, the Overlay Portfolios are not designed to be used as stand-alone investments and are used only in conjunction with globally diversified Private Client portfolios. Accordingly, the benchmark performance comparisons for the Overlay Portfolios are shown only for information purposes and are not meant to indicate how successful the Overlay Portfolios are in meeting their investment objectives.25

20 The gross performance returns are for the Class 1 shares for the Overlay Portfolios.

21 The Portfolios’ PGs are identical to the Portfolios’ EGs. The Portfolios’ PUs are not identical to the Portfolios’ EUs as the criteria for including/excluding a fund in/from a PU are somewhat different from that of an EU.

22 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

23 The performance returns shown in the table for the Class 1 shares for the Overlay Portfolios were provided by the Adviser.

24 The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2012.

25 Providing a comparison of each individual Overlay Portfolio’s performance against a broad-based securities market index is consistent with the SEC requirement that each registered investment company specify such a benchmark.

2013 Semi-Annual Report	135

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

	PERIODS ENDING JULY 31, 2012 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	SINCE INCEPTION (%)
Tax-Aware Overlay A Portfolio	-8.30	3.22
S&P 500 Stock Index	9.13	13.64
Inception Date: February 8, 2010
Overlay A Portfolio	-4.90	5.01
S&P 500 Stock Index	9.13	13.64
Inception Date: February 8, 2010
Tax-Aware Overlay B Portfolio	1.47	5.22
Barclays Capital 5 Year GO Municipal Bond Index	4.60	4.47
Inception Date: February 8, 2010
Overlay B Portfolio	2.15	6.02
Barclays Capital Global Aggregate Bond Index	6.94	5.25
Inception Date: February 8, 2010
Tax-Aware Overlay C Portfolio	1.61	5.24
Barclays Capital 5 Year GO Municipal Bond Index	4.60	4.47
Inception Date: February 8, 2010
Tax-Aware Overlay N Portfolio	1.12	4.99
Barclays Capital 5 Year GO Municipal Bond Index	4.60	4.47
Inception Date: February 8, 2010

As indicated previously, the Overlay Portfolios were not designed as stand-alone portfolios, in contrast to the Portfolios’ Lipper peers. The Overlay Portfolios are used in conjunction with globally diversified Private Client portfolios. The table below shows the impact of the Overlay Portfolios, herein referred to as DAA as of July 31, 2012 on a Tax-Aware account and on a Non-Taxable account:26

TAX-AWARE PORTFOLIO	1 YEAR PERIOD ENDING 7/31/12 % RETURN	1 YEAR PERIOD ENDING 7/31/12 % VOLATILITY	INCEPTION- 7/31/2012 % RETURN	INCEPTION- 7/31/2012 % VOLATILITY
30/70 Investor
Fully Diversified—With DAA	2.35	6.51	4.97	5.69
Fully Diversified—Traditional Portfolio	2.70	7.37	4.85	6.17
Impact of DAA	-0.35	-0.86	0.12	-0.48

Fully Diversified—Benchmark[27]	5.58	6.13	7.0	5.14

60/40 Investor
Fully Diversified—With DAA	-1.80	12.91	4.65	11.25
Fully Diversified—Traditional Portfolio	-0.73	15.23	4.85	12.62
Impact of DAA	-1.07	-2.32	-0.20	-1.37

Fully Diversified—Benchmark[28]	4.50	12.79	8.98	10.56

26 Information with respect to DAA’s impact on a Tax-Aware account and a Non-Taxable account was provided by the Adviser.

27 Benchmark is 21% S&P 500 Stock Index, 7.5% MSCI EAFE, 1.5% MSCI Emerging Markets, 70% Barclays 1-10 Year Munis.

28 Benchmark is 42% S&P 500 Stock Index, 15% MSCI EAFE, 3% MSCI Emerging Markets, 40% Barclays 1-10 Year Munis.

136	Sanford C. Bernstein Fund, Inc.

TAX-AWARE PORTFOLIO	1 YEAR PERIOD ENDING 7/31/12 % RETURN	1 YEAR PERIOD ENDING 7/31/12 % VOLATILITY	INCEPTION- 7/31/2012 % RETURN	INCEPTION- 7/31/2012 % VOLATILITY
80/20 Investor
Fully Diversified—With DAA	-4.67	17.22	4.25	15.00
Fully Diversified—Traditional Portfolio	-3.22	20.51	4.62	16.96
Impact of DAA	-1.45	-3.29	-0.37	-1.96

Fully Diversified—Benchmark[29]	3.58	17.27	10.11	14.21

NON-TAXABLE PORTFOLIO	1 YEAR PERIOD ENDING 7/31/12 % RETURN	1 YEAR PERIOD ENDING 7/31/12 % VOLATILITY	INCEPTION- 7/31/2012 % RETURN	INCEPTION- 7/31/2012 % VOLATILITY
30/70 Investor
Fully Diversified—With DAA	2.99	5.94	6.83	5.34
Fully Diversified—Traditional Portfolio	3.33	6.65	7.16	5.87
Impact of DAA	-0.34	-0.71	-0.33	-0.53

Fully Diversified—Benchmark[30]	6.36	5.45	8.48	4.82

60/40 Investor
Fully Diversified—With DAA	-0.44	12.38	6.56	10.88
Fully Diversified—Traditional Portfolio	0.18	14.64	6.96	12.59
Impact of DAA	-0.62	-2.26	-0.40	-1.71

Fully Diversified—Benchmark[31]	5.17	12.15	10.20	10.37

80/20 Investor
Fully Diversified—With DAA	-2.86	16.80	6.20	14.80
Fully Diversified—Traditional Portfolio	-2.14	20.13	6.59	17.28
Impact of DAA	-0.72	-3.33	-0.39	-2.48

Fully Diversified—Benchmark[32]	4.16	16.79	11.15	14.31

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Overlay Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances.This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 12, 2012

29 Benchmark is 56% S&P 500 Stock Index, 20% MSCI EAFE, 4% MSCI Emerging Markets, 20% Barclays 1-10 Year Munis.

30 Benchmark is 20% S&P 500 Stock Index, 7.1% MSCI EAFE, 1.4% MSCI Emerging Markets, 3.0% FTSE/EPRA NAREIT, 68.5% Barclays US Aggregate.

31 Benchmark is 39.1% S&P 500 Stock Index, 13.9% MSCI EAFE, 2.8% MSCI Emerging Markets, 8.4% FTSE/EPRA NAREIT, 35.8% Barclays US Aggregate.

32 Benchmark is 51.8% S&P 500 Stock Index, 18.5% MSCI EAFE, 3.7% MSCI Emerging Markets, 12% FTSE/EPRA NAREIT, 14% Barclays US Aggregate.

2013 Semi-Annual Report	137

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCB11–1947–0313

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund, Inc.

By:	/s/ Dianne Lob
Dianne Lob
President

Date: May 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Dianne Lob
Dianne Lob
President

Date: May 22, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: May 22, 2013